                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7704

                              Schwab Capital Trust
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Randall W. Merk
                              Schwab Capital Trust
             101 Montgomery Street, San Francisco, California 94104
                 -----------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: October 31

Date of reporting period:  November 1, 2002 - October 31, 2003

Item 1: Report(s) to Shareholders.

SCHWAB EQUITY INDEX FUNDS

      ANNUAL REPORT
      October 31, 2003

      Schwab S&P 500 Fund

      Schwab 1000 Fund(R)

      Schwab Small-Cap
      Index Fund(R)

      Schwab Total Stock
      Market Index Fund(R)

      Schwab International
      Index Fund(R)

                                                           [CHARLES SCHWAB LOGO]

Five ways to put the power of the stock market in your portfolio--with some of the lowest expenses in the industry.

  In This Report

  Management's Discussion...............................................2

    The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

    Performance at a Glance........... 5

  Schwab S&P 500 Fund
    Investor Shares: SWPIX     Select Shares(R): SWPPX
    e.Shares(R): SWPEX

    The fund's goal is to track the total return of the S&P 500(R) Index. 1

    Performance and Fund Facts....... 7
    Financial Statements............  23

  Schwab 1000 Fund(R)
    Investor Shares: SNXFX        Select Shares: SNXSX

    The fund's goal is to match the total return of the Schwab 1000
    Index(R).

    Performance and Fund Facts....... 11
    Financial Statements............. 38

  Schwab Small-Cap Index Fund(R)
    Investor Shares: SWSMX        Select Shares: SWSSX

    The fund's goal is to track the total return of small capitalization U.S. stocks, as measured by the Schwab Small-Cap Index(R).

    Performance and Fund Facts....... 14
    Financial Statements............. 59

Schwab Total Stock Market Index Fund(R)
  Investor Shares: SWTIX     Select Shares: SWTSX

  The fund's goal is to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index. 2

  Performance and Fund Facts......... 17
  Financial Statements............... 79
Schwab International Index Fund(R)
  Investor Shares: SWINX     Select Shares: SWISX

  The fund's goal is to track the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside the United States, as measured by the Schwab International Index(R).

  Performance and Fund Facts......... 20
  Financial Statements.............. 125

Financial Notes........................................................ 137

Fund Trustees.......................................................... 142

Glossary............................................................... 145

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

1 Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500(R) and 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

2 Wilshire and Wilshire 5000 are registered service marks of Wilshire
  Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.

[PHOTO OF CHARLES R. SCHWAB]

CHARLES R. SCHWAB, Chairman

FROM THE CHAIRMAN

In the past few months, the mutual fund industry has been rocked by the discovery of improper practices and arrangements. Investors large and small have seen their confidence shaken, and understandably so.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. Many firms, including our own, have begun thorough investigations of their broker processes and procedures. We are continuing to scrutinize such transactions and arrangements, and are working closely with regulatory authorities. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds(R).

I fully believe that even a small number of irregularities is unacceptable. We have spent nearly 30 years building an ethical firm, and our business is founded on a commitment to doing what's right for investors. That commitment leaves no room for any failures to follow company policies or industry regulations.

Given the importance of mutual funds to American investors, I can understand why investors find the recent news to be disturbing. At the same time, I would caution investors not to overreact. Before taking any action, investors should consider implications to their portfolio, tax situation and long-term financial goals.

Ultimately, mutual funds still offer all the features that have made them so popular--diversification, liquidity, convenience, low investment minimums, and professional management. For individual investors especially, mutual funds continue to be one of the most cost-effective investment vehicles available. To date, millions of Americans have relied on mutual funds as an important way to invest for retirement, their children's education, and other financial goals. We see no reason why mutual funds cannot continue to do the same for millions more Americans in the years to come.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION
for the year ended October 31, 2003

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August of 2002, bringing with him 24 years of experience in the asset management industry.

Dear SchwabFunds(R) Shareholders:

By now, many of you have read the significant media coverage regarding the mutual fund industry. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. CSIM, which is a separate Charles Schwab subsidiary, has been conducting its own review of the SchwabFunds policies and procedures regarding market timing and late trading. We have examined over two years of activity by CSIM personnel and have not found the types of improper market timing or late trading arrangements that you have been reading about. Our research is still ongoing, so some of these facts may change. Here are our key findings to date:

- THE INTEGRITY OF OUR STAFF: We have not found any indication that any CSIM employees, including portfolio managers and senior managers, have engaged in improper or inappropriate trading for their own account.

- MARKET TIMING & LATE TRADING: We have not found any special arrangements with any shareholders to permit market timing or trading of SchwabFunds after market close.

- HEDGE FUNDS: We have not found any special arrangements with hedge funds or other private investment vehicles that would permit them to trade in a way that was inconsistent with a fund's policies and procedures.

As part of the recent mutual fund investigations, requests for information were sent by the SEC to about 90 of the largest mutual fund companies. As the nation's 11th largest fund family with over $140 billion under management, SchwabFunds also received a request from the SEC. We take these requests very seriously and are working closely with the regulators on this matter.

Charles Schwab founded his firm 30 years ago with a vision to create the most useful and ethical financial services firm in the world. We live by that philosophy every day and nothing means more to our business than the trust of our shareholders.

Your investment in SchwabFunds is an indication of the trust you place in us. As the managers of your money, we have a special obligation to live up to that trust. I want to thank you for investing with us, and want to assure you that we strive relentlessly to operate our business with the highest ethical standards and an unwavering commitment to serve you, our SchwabFunds shareholders.

Sincerely,

/s/ Randall W. Merk


2 Schwab Equity Index Funds

[PHOTO OF GERI HOM]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the funds. Prior to joining the firm in 1995, she worked for nearly 15 years in equity management.

[PHOTO OF LARRY MANO]

LARRY MANO, a director and a portfolio manager, is responsible for the day-to-day management of the Total Stock Market and International Index funds. Prior to joining the firm in 1998, he worked for 20 years in equity management.

The Economy and the Market

THE ECONOMY CONTINUED TO GATHER STRENGTH DURING THE REPORT PERIOD, BUT IMPROVEMENT REMAINED SLUGGISH AND UNEVEN. Although numerous factors had been indicating that the U.S. economy was in recovery when the report period began, many remained concerned about the slow pace of improvement, in particular the absence of job growth. However, the government reported an 8.2% increase in GDP for the third quarter of 2003, job growth for October 2003 was the largest since January 2003, and merger activity picked up--indications that the economy may have gained real strength during the report period.

GOVERNMENT POLICIES WERE STRONGLY AIMED AT STIMULATING THE ECONOMY.

The Federal Reserve (the Fed) cut short-term interest rates twice during the period--0.50% in November 2002 and 0.25% in June 2003--bringing the Fed funds target rate to a 45-year low of 1.00%. On the fiscal side, stimulus measures included tax cuts.

Consumer spending held up strongly throughout the economic downturn, bolstered in part by unprecedented activity in mortgage refinancing (as individuals took advantage of the opportunity to refinance at historically low rates). During the period, we also saw business capital spending show signs of life after declining for the past few years.

STOCK PRICES ROSE SIGNIFICANTLY OVER THE PERIOD, EVEN AS SKEPTICISM LINGERED ABOUT THE QUALITY OF THE RALLY. After more than two years of generally negative performance, U.S. equity markets reached an apparent bottom during the report period, then rose strongly, ending the period with significant gains. During the report period, the Nasdaq Composite Index rose 46%, while the S&P 500(R) Index rose nearly 21%.

One striking feature of the overall U.S. stock market during the report period is that stocks with more speculative characteristics tended to perform better than stocks with more demonstrable quality. For example, companies with low earnings or dividends generally outperformed companies with higher earnings or dividends. This held true for other measures of quality as well, such as debt to equity: those with higher levels of debt performed better than companies with lower levels of debt. Consistent with this trend, small-cap stocks (which tend to be more

                                                     Schwab Equity Index Funds 3

MANAGEMENT'S DISCUSSION continued

      Factors that have been linked to superior long-term stock performance were not the factors that investors appeared to value most during the period.

speculative) performed well during the period, and microcap stocks performed even better. Large-cap stocks lagged both groups, but still performed well.

Many market observers have asked why lower quality securities outperformed higher quality and whether it could continue. There are many possible answers, but we believe the more important point is that in the long run, quality has been shown to be a superior indicator of performance.

DESPITE THE DIVIDEND TAX CUT, DIVIDEND STOCKS UNDERPERFORMED THE OVERALL MARKET DURING THE PERIOD. Congress passed the tax cut during the period as part of the government's economic stimulus efforts. The cut reduced the double taxation of corporate dividends, thus lowering the cost of capital and encouraging investment. Since companies that pay dividends are generally more established and less speculative, we see the underperformance of these stocks as being part of the larger market trend mentioned earlier.

U.S. INVESTORS SAW GAINS OVERSEAS, HELPED BY CURRENCY TRENDS. Most foreign markets showed positive total returns for the period, and these returns were augmented by the fact that the United States dollar fell versus most major foreign currencies.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

20.80%  S&P 500(R) INDEX: measures U.S. large-cap stocks

43.37%  RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

27.03% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

 4.91%  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

[LINE GRAPH]

              Lehman Brothers
               U.S. Aggregate   MSCI-EAFE(R)   Russell 2000(R)  S&P 500(R)
                 Bond Index      Index             Index          Index
31-Oct-02           0.00          0.00              0.00          0.00
01-Nov-02          -0.18         -0.35              2.67          1.72
08-Nov-02           0.59          0.98              1.50          1.07
15-Nov-02           0.25          1.69              3.40          2.83
22-Nov-02          -0.07          4.00              7.19          5.20
29-Nov-02          -0.03          4.54              8.92          5.89
06-Dec-02           0.52          1.29              6.37          3.21
13-Dec-02           0.86         -0.52              4.07          0.67
20-Dec-02           1.42         -0.45              3.79          1.41
27-Dec-02           1.99         -0.85              3.12         -0.85
03-Jan-03           1.36          2.96              4.80          2.93
10-Jan-03           1.18          3.07              6.46          5.13
17-Jan-03           1.83          2.26              4.25          2.23
24-Jan-03           2.20         -0.96              0.76         -2.34
31-Jan-03           2.13         -3.19              0.01         -2.95
07-Feb-03           2.47         -4.39             -3.56         -5.84
14-Feb-03           2.45         -3.79             -3.60         -5.20
21-Feb-03           2.75         -3.22             -2.01         -3.66
28-Feb-03           3.54         -5.42             -3.01         -4.40
07-Mar-03           3.83         -8.07             -4.69         -5.75
14-Mar-03           3.45         -7.78             -4.59         -5.20
21-Mar-03           2.18         -3.65              1.31          1.92
28-Mar-03           3.12         -5.36             -0.65         -1.73
04-Apr-03           3.13         -4.01              0.61          0.04
11-Apr-03           3.15         -3.78              0.10         -1.11
18-Apr-03           3.40         -0.82              3.46          1.78
25-Apr-03           3.97         -1.11              4.77          2.38
02-May-03           4.15          2.54              9.99          6.00
09-May-03           5.05          4.64             11.59          6.42
16-May-03           5.84          6.77             11.94          7.74
23-May-03           6.21          6.25             12.96          6.49
30-May-03           6.26          7.98             19.10          9.98
06-Jun-03           6.35         12.02             22.61         12.79
13-Jun-03           7.36         13.35             21.52         12.94
20-Jun-03           6.41         14.39             21.49         13.76
27-Jun-03           5.85         11.29             21.36         11.58
04-Jul-03           5.69         12.74             23.44         12.69
11-Jul-03           5.85         12.64             28.17         14.17
18-Jul-03           4.74         10.95             25.74         13.63
25-Jul-03           4.06         13.99             26.87         14.25
01-Aug-03           2.43         12.70             26.70         12.19
08-Aug-03           3.59         12.44             22.90         11.92
15-Aug-03           2.56         15.65             27.79         13.51
22-Aug-03           2.95         16.17             31.49         13.81
29-Aug-03           3.16         16.01             34.75         15.56
05-Sep-03           3.79         19.26             37.87         17.14
12-Sep-03           4.28         19.87             37.96         16.87
19-Sep-03           4.79         23.18             41.00         18.91
26-Sep-03           5.48         20.32             31.60         14.43
03-Oct-03           4.78         24.97             38.95         18.25
10-Oct-03           4.75         27.25             40.81         19.25
17-Oct-03           4.23         27.96             41.18         19.42
24-Oct-03           5.08         25.40             37.41         18.24
31-Oct-03           4.91         27.03             43.37         20.80


These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance is not an indication of future results. Data source: Charles Schwab & Co., Inc.


4 Schwab Equity Index Funds

PERFORMANCE AT A GLANCE

Total return for the 12 months ended 10/31/03

SCHWAB S&P 500 FUND
Investor Shares......................... 20.39%
Select Shares(R)........................ 20.62%
e.Shares(R)............................. 20.55%
Benchmark............................... 20.80%

Performance Details.pages 7-9

SCHWAB 1000 FUND(R)
Investor Shares......................... 21.34%
Select Shares........................... 21.52%
Benchmark............................... 21.84%

Performance Details.pages 11-12

SCHWAB SMALL-CAP INDEX FUND(R)
Investor Shares......................... 38.72%
Select Shares........................... 39.02%
Benchmark............................... 39.00%

Performance Details.pages 14-15

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
Investor Shares......................... 23.24%
Select Shares........................... 23.50%
Benchmark............................... 24.43%

Performance Details pages 17-18

SCHWAB INTERNATIONAL INDEX FUND(R)
Investor Shares......................... 24.24%
Select Shares........................... 24.50%
Benchmark............................... 25.55%

Performance Details pages 20-21

THE FUNDS

All of the funds in this report posted double-digit total returns for the report period. October 2003, the last month of the period, was an especially strong month for the broad U.S. stock market, and marked the seventh positive month of the last eight. All funds met the goal of closely tracking their respective benchmark indices.

The SCHWAB S&P 500 FUND ended the report period up more than 20%, as the S&P 500(R) Index closed above 1050 for the first time since May of 2002. Third-quarter earnings were 5% above consensus estimates for the 79% of the companies in the index that had reported their third-quarter earnings by the time this report was written. Information technology, which had been especially hard-hit in recent years, led all sectors during the period with a notable 41% total return. Even the weakest sector, telecom services, was up 3%. The fund was again able to operate tax-efficiently, making no capital gains distribution for 2002.

The results for the SCHWAB 1000 FUND were fairly similar. The fund's inclusion of mid-cap stocks, which as a category outperformed large-caps, added about a percentage point to the index's total return compared to that of the S&P 500 Index. More than half of the fund's performance came from just two sectors: information technology and financial. The fund was again able to operate tax-efficiently, making no capital gains distribution for 2002.

With small-caps outperforming mid- and large-caps, during the period, the SCHWAB SMALL-CAP INDEX FUND was able to post total returns approaching 40% for the report period. Even the worst-performing

           ---------------------------------------------------------

Past performance does not indicate future results.

Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Each fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. For more current performance information visit www.schwab.com or call 1-800-435-4000.

Small company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.


                                                     Schwab Equity Index Funds 5

MANAGEMENT'S DISCUSSION continued

      Even the worst-performing sector in each fund posted a positive return, with formerly hard-hit sectors such as information technology leading the rebound.

sector, consumer staples, had a double-digit return (15%), while telecom rose a remarkable 76%. Historically, October has been a bad month for small-cap stocks. However, October 2003 saw small-caps gain 8% (as measured by the Schwab Small-Cap Index). Investors should note that the gains in small-caps were accompanied by high volatility: small-cap stock prices moved more than 1% a day on over 80% of the trading days during the period.

Exposure to volatile but high-performing small-cap stocks helped lift the SCHWAB TOTAL STOCK MARKET INDEX FUND(R) to a total return of more than 23%. Although small-cap stocks represent only a small portion of the fund's assets, their strong performance helped the fund modestly outpace such large-cap funds as the Schwab S&P 500 Fund. The best-performing sector, technology, was up 42%; the worst-performing, communication services, was up 5%.

Total return for the SCHWAB INTERNATIONAL INDEX FUND(R) was more than 24%. Internationally, many of the same factors appeared to be at work as in the United States. Smaller stocks led the field, with high volatility a feature of these stocks in most markets, and speculative stocks proving more popular than stocks of companies with sound fundamentals. All countries in the index posted positive total returns, led by Sweden and Canada, both of which were up by at least 50%.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed subsequent to the report date.


6 Schwab Equity Index Funds

SCHWAB S&P 500 FUND

INVESTOR SHARES PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                   Fund Category:
                                    Fund:          Benchmark:        MORNINGSTAR
                                  INVESTOR         S&P 500(R)        LARGE-CAP
                                   SHARES            INDEX             BLEND
1 YEAR                             20.39%            20.80%            19.40%
5 YEARS                             0.23%             0.53%             0.72%
SINCE INCEPTION: 5/1/96             7.77%             8.19%             6.53%

                                               1 YEAR                     5 YEARS                SINCE INCEPTION
                                               ------                     -------                ---------------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                       INVESTOR     LARGE-CAP      INVESTOR     LARGE-CAP     INVESTOR    LARGE-CAP
TOTAL RETURNS AFTER TAX                 SHARES        BLEND         SHARES        BLEND        SHARES       BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)      19.71%        17.07%        -0.17%        -0.61%        7.39%        n/a
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)     13.13%        10.62%         0.00%         0.26%        6.29%        n/a
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark.

$17,539  INVESTOR SHARES
$18,054  S&P 500 INDEX

[LINE GRAPH]

               Investor     S&P 500
                Shares       Index
30-Apr-96      $10,000      $10,000
31-May-96      $10,250      $10,257
30-Jun-96      $10,290      $10,296
31-Jul-96       $9,840       $9,841
31-Aug-96      $10,040      $10,049
30-Sep-96      $10,600      $10,613
31-Oct-96      $10,880      $10,906
30-Nov-96      $11,690      $11,731
31-Dec-96      $11,462      $11,498
31-Jan-97      $12,157      $12,216
28-Feb-97      $12,248      $12,312
31-Mar-97      $11,744      $11,808
30-Apr-97      $12,430      $12,511
31-May-97      $13,186      $13,272
30-Jun-97      $13,760      $13,867
31-Jul-97      $14,849      $14,969
31-Aug-97      $14,012      $14,131
30-Sep-97      $14,778      $14,904
31-Oct-97      $14,284      $14,406
30-Nov-97      $14,930      $15,073
31-Dec-97      $15,184      $15,332
31-Jan-98      $15,357      $15,502
28-Feb-98      $16,455      $16,620
31-Mar-98      $17,289      $17,471
30-Apr-98      $17,452      $17,647
31-May-98      $17,147      $17,344
30-Jun-98      $17,838      $18,048
31-Jul-98      $17,645      $17,857
31-Aug-98      $15,092      $15,278
30-Sep-98      $16,058      $16,257
31-Oct-98      $17,340      $17,579
30-Nov-98      $18,387      $18,645
31-Dec-98      $19,443      $19,718
31-Jan-99      $20,253      $20,543
28-Feb-99      $19,617      $19,904
31-Mar-99      $20,397      $20,700
30-Apr-99      $21,176      $21,501
31-May-99      $20,663      $20,994
30-Jun-99      $21,812      $22,159
31-Jul-99      $21,125      $21,467
31-Aug-99      $21,012      $21,360
30-Sep-99      $20,428      $20,775
31-Oct-99      $21,709      $22,090
30-Nov-99      $22,150      $22,539
31-Dec-99      $23,448      $23,866
31-Jan-00      $22,266      $22,668
29-Feb-00      $21,841      $22,239
31-Mar-00      $23,967      $24,414
30-Apr-00      $23,241      $23,679
31-May-00      $22,753      $23,194
30-Jun-00      $23,313      $23,767
31-Jul-00      $22,940      $23,396
31-Aug-00      $24,361      $24,849
30-Sep-00      $23,075      $23,537
31-Oct-00      $22,971      $23,438
30-Nov-00      $21,156      $21,591
31-Dec-00      $21,261      $21,697
31-Jan-01      $22,014      $22,467
28-Feb-01      $19,996      $20,418
31-Mar-01      $18,730      $19,124
30-Apr-01      $20,174      $20,610
31-May-01      $20,310      $20,748
30-Jun-01      $19,808      $20,244
31-Jul-01      $19,609      $20,045
31-Aug-01      $18,375      $18,790
30-Sep-01      $16,890      $17,272
31-Oct-01      $17,204      $17,602
30-Nov-01      $18,521      $18,952
31-Dec-01      $18,678      $19,119
31-Jan-02      $18,403      $18,840
28-Feb-02      $18,044      $18,476
31-Mar-02      $18,710      $19,171
30-Apr-02      $17,579      $18,009
31-May-02      $17,442      $17,876
30-Jun-02      $16,195      $16,603
31-Jul-02      $14,938      $15,310
31-Aug-02      $15,023      $15,409
30-Sep-02      $13,396      $13,734
31-Oct-02      $14,568      $14,943
30-Nov-02      $15,424      $15,823
31-Dec-02      $14,516      $14,894
31-Jan-03      $14,130      $14,504
28-Feb-03      $13,915      $14,286
31-Mar-03      $14,044      $14,425
30-Apr-03      $15,202      $15,614
31-May-03      $15,995      $16,436
30-Jun-03      $16,188      $16,647
31-Jul-03      $16,478      $16,940
31-Aug-03      $16,788      $17,270
30-Sep-03      $16,606      $17,087
31-Oct-03      $17,539      $18,054

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                     Schwab Equity Index Funds 7

SCHWAB S&P 500 FUND

SELECT SHARES(R) PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                   Fund Category:
                                    Fund:          Benchmark:       MORNINGSTAR
                                   SELECT          S&P 500(R)        LARGE-CAP
                                   SHARES            INDEX             BLEND
1 YEAR                             20.62%            20.80%            19.40%
5 YEARS                             0.39%             0.53%             0.72%
SINCE INCEPTION: 5/19/97            4.99%             5.18%             4.30%

                                               1 YEAR                     5 YEARS                SINCE INCEPTION
                                               ------                     -------                ---------------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                        SELECT      LARGE-CAP       SELECT      LARGE-CAP      SELECT    LARGE-CAP
TOTAL RETURNS AFTER TAX                 SHARES        BLEND         SHARES        BLEND        SHARES       BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)      19.86%        17.07%        -0.07%        -0.61%        4.56%        n/a
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)     13.26%        10.62%         0.10%         0.26%        3.88%        n/a
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$68,480  SELECT SHARES
$69,281  S&P 500 INDEX

[LINE GRAPH]

               Select       S&P 500
               Shares        Index
19-May-97      $50,000      $50,000
31-May-97      $50,935      $50,930
30-Jun-97      $53,190      $53,212
31-Jul-97      $57,395      $57,442
31-Aug-97      $54,165      $54,225
30-Sep-97      $57,120      $57,191
31-Oct-97      $55,215      $55,281
30-Nov-97      $57,745      $57,841
31-Dec-97      $58,745      $58,836
31-Jan-98      $59,375      $59,489
28-Feb-98      $63,660      $63,778
31-Mar-98      $66,880      $67,043
30-Apr-98      $67,550      $67,720
31-May-98      $66,370      $66,556
30-Jun-98      $69,040      $69,258
31-Jul-98      $68,295      $68,524
31-Aug-98      $58,435      $58,629
30-Sep-98      $62,165      $62,387
31-Oct-98      $67,155      $67,459
30-Nov-98      $71,245      $71,547
31-Dec-98      $75,340      $75,668
31-Jan-99      $78,475      $78,831
28-Feb-99      $76,015      $76,379
31-Mar-99      $79,030      $79,434
30-Apr-99      $82,085      $82,509
31-May-99      $80,140      $80,561
30-Jun-99      $84,545      $85,033
31-Jul-99      $81,885      $82,380
31-Aug-99      $81,490      $81,968
30-Sep-99      $79,230      $79,721
31-Oct-99      $84,230      $84,767
30-Nov-99      $85,935      $86,491
31-Dec-99      $91,000      $91,585
31-Jan-00      $86,420      $86,987
29-Feb-00      $84,770      $85,341
31-Mar-00      $93,050      $93,687
30-Apr-00      $90,235      $90,867
31-May-00      $88,350      $89,004
30-Jun-00      $90,515      $91,203
31-Jul-00      $89,110      $89,780
31-Aug-00      $94,655      $95,356
30-Sep-00      $89,635      $90,322
31-Oct-00      $89,230      $89,942
30-Nov-00      $82,200      $82,855
31-Dec-00      $82,655      $83,261
31-Jan-01      $85,540      $86,217
28-Feb-01      $77,745      $78,354
31-Mar-01      $72,835      $73,386
30-Apr-01      $78,480      $79,088
31-May-01      $78,965      $79,618
30-Jun-01      $77,055      $77,683
31-Jul-01      $76,285      $76,922
31-Aug-01      $71,500      $72,107
30-Sep-01      $65,735      $66,280
31-Oct-01      $66,955      $67,546
30-Nov-01      $72,065      $72,727
31-Dec-01      $72,700      $73,367
31-Jan-02      $71,635      $72,296
28-Feb-02      $70,240      $70,901
31-Mar-02      $72,865      $73,567
30-Apr-02      $68,430      $69,108
31-May-02      $67,940      $68,597
30-Jun-02      $63,095      $63,713
31-Jul-02      $58,170      $58,750
31-Aug-02      $58,580      $59,132
30-Sep-02      $52,175      $52,704
31-Oct-02      $56,775      $57,342
30-Nov-02      $60,140      $60,719
31-Dec-02      $56,585      $57,155
31-Jan-03      $55,085      $55,658
28-Feb-03      $54,250      $54,823
31-Mar-03      $54,790      $55,355
30-Apr-03      $59,300      $59,916
31-May-03      $62,430      $63,073
30-Jun-03      $63,180      $63,881
31-Jul-03      $64,305      $65,005
31-Aug-03      $65,560      $66,273
30-Sep-03      $64,850      $65,570
31-Oct-03      $68,480      $69,281

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


8 Schwab Equity Index Funds

SCHWAB S&P 500 FUND

e.SHARES(R) PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's e.Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                    Fund Category:
                                                    Benchmark:       MORNINGSTAR
                                    Fund:           S&P 500(R)       LARGE-CAP
                                  e.SHARES           INDEX             BLEND
1 YEAR                             20.55%            20.80%            19.40%
5 YEARS                             0.30%             0.53%             0.72%
SINCE INCEPTION: 5/1/96             7.87%             8.19%             6.53%

                                               1 YEAR                     5 YEARS                SINCE INCEPTION
                                               ------                     -------                ---------------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                                    LARGE-CAP                   LARGE-CAP                 LARGE-CAP
TOTAL RETURNS AFTER TAX               e.SHARES        BLEND       e.SHARES        BLEND       e.SHARES      BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)     19.84%         17.07%        -0.14%        -0.61%        7.45%        n/a
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)    13.22%         10.62%         0.04%         0.26%        6.35%        n/a
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's e.Shares, compared with a similar investment in its benchmark.

$17,656  e.SHARES
$18,054  S&P 500 INDEX

[LINE GRAPH]

                            S&P 500
               e.Shares      Index
30-Apr-96      $10,000      $10,000
31-May-96      $10,250      $10,257
30-Jun-96      $10,290      $10,296
31-Jul-96       $9,840       $9,841
31-Aug-96      $10,050      $10,049
30-Sep-96      $10,600      $10,613
31-Oct-96      $10,890      $10,906
30-Nov-96      $11,710      $11,731
31-Dec-96      $11,473      $11,498
31-Jan-97      $12,179      $12,216
28-Feb-97      $12,270      $12,312
31-Mar-97      $11,766      $11,808
30-Apr-97      $12,452      $12,511
31-May-97      $13,209      $13,272
30-Jun-97      $13,794      $13,867
31-Jul-97      $14,873      $14,969
31-Aug-97      $14,036      $14,131
30-Sep-97      $14,803      $14,904
31-Oct-97      $14,318      $14,406
30-Nov-97      $14,964      $15,073
31-Dec-97      $15,227      $15,332
31-Jan-98      $15,390      $15,502
28-Feb-98      $16,490      $16,620
31-Mar-98      $17,336      $17,471
30-Apr-98      $17,499      $17,647
31-May-98      $17,193      $17,344
30-Jun-98      $17,886      $18,048
31-Jul-98      $17,692      $17,857
31-Aug-98      $15,136      $15,278
30-Sep-98      $16,103      $16,257
31-Oct-98      $17,397      $17,579
30-Nov-98      $18,446      $18,645
31-Dec-98      $19,504      $19,718
31-Jan-99      $20,316      $20,543
28-Feb-99      $19,679      $19,904
31-Mar-99      $20,459      $20,700
30-Apr-99      $21,240      $21,501
31-May-99      $20,737      $20,994
30-Jun-99      $21,878      $22,159
31-Jul-99      $21,199      $21,467
31-Aug-99      $21,086      $21,360
30-Sep-99      $20,501      $20,775
31-Oct-99      $21,795      $22,090
30-Nov-99      $22,227      $22,539
31-Dec-99      $23,536      $23,866
31-Jan-00      $22,350      $22,668
29-Feb-00      $21,924      $22,239
31-Mar-00      $24,057      $24,414
30-Apr-00      $23,328      $23,679
31-May-00      $22,850      $23,194
30-Jun-00      $23,401      $23,767
31-Jul-00      $23,037      $23,396
31-Aug-00      $24,462      $24,849
30-Sep-00      $23,172      $23,537
31-Oct-00      $23,068      $23,438
30-Nov-00      $21,247      $21,591
31-Dec-00      $21,364      $21,697
31-Jan-01      $22,110      $22,467
28-Feb-01      $20,092      $20,418
31-Mar-01      $18,821      $19,124
30-Apr-01      $20,271      $20,610
31-May-01      $20,407      $20,748
30-Jun-01      $19,903      $20,244
31-Jul-01      $19,703      $20,045
31-Aug-01      $18,463      $18,790
30-Sep-01      $16,971      $17,272
31-Oct-01      $17,297      $17,602
30-Nov-01      $18,610      $18,952
31-Dec-01      $18,768      $19,119
31-Jan-02      $18,492      $18,840
28-Feb-02      $18,141      $18,476
31-Mar-02      $18,810      $19,171
30-Apr-02      $17,674      $18,009
31-May-02      $17,536      $17,876
30-Jun-02      $16,282      $16,603
31-Jul-02      $15,019      $15,310
31-Aug-02      $15,114      $15,409
30-Sep-02      $13,468      $13,734
31-Oct-02      $14,647      $14,943
30-Nov-02      $15,507      $15,823
31-Dec-02      $14,593      $14,894
31-Jan-03      $14,216      $14,504
28-Feb-03      $14,000      $14,286
31-Mar-03      $14,129      $14,425
30-Apr-03      $15,294      $15,614
31-May-03      $16,092      $16,436
30-Jun-03      $16,297      $16,647
31-Jul-03      $16,578      $16,940
31-Aug-03      $16,890      $17,270
30-Sep-03      $16,707      $17,087
31-Oct-03      $17,656      $18,054

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                     Schwab Equity Index Funds 9

SCHWAB S&P 500 FUND

FUND FACTS as of 10/31/03

FUND CATEGORY 1

[GRAPHIC]

                        INVESTMENT STYLE
MARKET CAP      Value        Blend        Growth
   Large        / /          /X/          / /
   Medium       / /          / /          / /
   Small        / /          / /          / /

STATISTICS

NUMBER OF HOLDINGS                                    502
----------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)       $86,757
----------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                           22.3
----------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                3.2
----------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 3%
----------------------------------------------------------

TOP HOLDINGS 2

                                                % OF
SECURITY                                      NET ASSETS
--------------------------------------------------------
(1)   GENERAL ELECTRIC CO.                      3.0%
--------------------------------------------------------
(2)   MICROSOFT CORP.                           2.9%
--------------------------------------------------------
(3)   WAL-MART STORES, INC.                     2.6%
--------------------------------------------------------
(4)   PFIZER, INC.                              2.5%
--------------------------------------------------------
(5)   CITIGROUP, INC.                           2.5%
--------------------------------------------------------
(6)   EXXON MOBIL CORP.                         2.5%
--------------------------------------------------------
(7)   INTEL CORP.                               2.2%
--------------------------------------------------------
(8)   AMERICAN INTERNATIONAL GROUP, INC.        1.6%
--------------------------------------------------------
(9)   INTERNATIONAL BUSINESS MACHINES CORP.     1.6%
--------------------------------------------------------
(10)  JOHNSON & JOHNSON                         1.5%
--------------------------------------------------------
      TOTAL                                    22.9%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

 31.7%  CONSUMER NON-DURABLES
 21.1%  FINANCE
 20.4%  TECHNOLOGY
  6.6%  MATERIALS & SERVICES
  6.1%  UTILITIES
  5.5%  ENERGY
  5.2%  CAPITAL GOODS
  1.7%  TRANSPORTATION
  1.6%  CONSUMER DURABLES
  0.1%  OTHER

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


10 Schwab Equity Index Funds

SCHWAB 1000 FUND(R)

INVESTOR SHARES PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                   Fund Category:
                                    Fund:           Benchmark:      MORNINGSTAR
                                  INVESTOR         SCHWAB 1000       LARGE-CAP
                                   SHARES            INDEX(R)          BLEND
1 YEAR                             21.34%            21.84%            19.40%
5 YEARS                             1.09%             1.35%             0.72%
10 YEARS                           10.06%            10.48%             8.72%

                                               1 YEAR                      5 YEARS                   10 YEARS
                                               ------                      -------                   --------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                       INVESTOR     LARGE-CAP      INVESTOR     LARGE-CAP      INVESTOR   LARGE-CAP
TOTAL RETURNS AFTER TAX                 SHARES       BLEND          SHARES       BLEND          SHARES      BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)      20.74%       17.07%          0.75%       -0.61%          9.59%      6.71%
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)     13.76%       10.62%          0.71%        0.26%          8.31%      6.57%
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark and an additional index.

$26,099  INVESTOR SHARES
$27,104  SCHWAB 1000 INDEX
$26,959  S&P 500 INDEX

[LINE GRAPH]

                             Schwab
               Investor       1000       S&P 500
                Shares       Index        Index
31-Oct-93      $10,000      $10,000      $10,000
30-Nov-93       $9,860       $9,859       $9,905
31-Dec-93      $10,035      $10,034      $10,025
31-Jan-94      $10,340      $10,353      $10,366
28-Feb-94      $10,075      $10,092      $10,085
31-Mar-94       $9,629       $9,645       $9,646
30-Apr-94       $9,739       $9,759       $9,770
31-May-94       $9,856       $9,878       $9,929
30-Jun-94       $9,589       $9,614       $9,686
31-Jul-94       $9,897       $9,929      $10,003
31-Aug-94      $10,315      $10,360      $10,412
30-Sep-94      $10,079      $10,125      $10,158
31-Oct-94      $10,276      $10,322      $10,386
30-Nov-94       $9,905       $9,953      $10,008
31-Dec-94      $10,024      $10,082      $10,156
31-Jan-95      $10,280      $10,342      $10,419
28-Feb-95      $10,687      $10,766      $10,824
31-Mar-95      $10,966      $11,055      $11,144
30-Apr-95      $11,237      $11,334      $11,471
31-May-95      $11,644      $11,753      $11,929
30-Jun-95      $11,954      $12,077      $12,206
31-Jul-95      $12,409      $12,531      $12,610
31-Aug-95      $12,504      $12,629      $12,641
30-Sep-95      $12,999      $13,145      $13,175
31-Oct-95      $12,936      $13,079      $13,127
30-Nov-95      $13,494      $13,656      $13,702
31-Dec-95      $13,694      $13,860      $13,967
31-Jan-96      $14,098      $14,281      $14,442
29-Feb-96      $14,308      $14,493      $14,576
31-Mar-96      $14,437      $14,633      $14,716
30-Apr-96      $14,680      $14,882      $14,932
31-May-96      $15,028      $15,242      $15,316
30-Jun-96      $14,987      $15,218      $15,374
31-Jul-96      $14,276      $14,496      $14,694
31-Aug-96      $14,664      $14,887      $15,005
30-Sep-96      $15,481      $15,721      $15,848
31-Oct-96      $15,796      $16,038      $16,285
30-Nov-96      $16,936      $17,200      $17,516
31-Dec-96      $16,649      $16,920      $17,169
31-Jan-97      $17,606      $17,900      $18,241
28-Feb-97      $17,672      $17,963      $18,385
31-Mar-97      $16,886      $17,179      $17,631
30-Apr-97      $17,795      $18,086      $18,682
31-May-97      $18,924      $19,255      $19,818
30-Jun-97      $19,710      $20,069      $20,706
31-Jul-97      $21,306      $21,689      $22,352
31-Aug-97      $20,283      $20,664      $21,100
30-Sep-97      $21,372      $21,775      $22,254
31-Oct-97      $20,667      $21,060      $21,511
30-Nov-97      $21,535      $21,958      $22,507
31-Dec-97      $21,963      $22,398      $22,894
31-Jan-98      $22,120      $22,570      $23,148
28-Feb-98      $23,749      $24,253      $24,817
31-Mar-98      $24,956      $25,509      $26,088
30-Apr-98      $25,213      $25,787      $26,351
31-May-98      $24,659      $25,224      $25,898
30-Jun-98      $25,651      $26,236      $26,949
31-Jul-98      $25,295      $25,870      $26,664
31-Aug-98      $21,517      $22,007      $22,813
30-Sep-98      $22,905      $23,446      $24,276
31-Oct-98      $24,725      $25,342      $26,249
30-Nov-98      $26,263      $26,923      $27,840
31-Dec-98      $27,928      $28,628      $29,444
31-Jan-99      $28,986      $29,716      $30,674
28-Feb-99      $28,012      $28,750      $29,720
31-Mar-99      $29,136      $29,895      $30,909
30-Apr-99      $30,320      $31,129      $32,105
31-May-99      $29,620      $30,419      $31,348
30-Jun-99      $31,095      $31,958      $33,088
31-Jul-99      $30,103      $30,940      $32,055
31-Aug-99      $29,812      $30,686      $31,895
30-Sep-99      $29,019      $29,774      $31,021
31-Oct-99      $30,937      $31,783      $32,984
30-Nov-99      $31,687      $32,525      $33,655
31-Dec-99      $33,794      $34,704      $35,637
31-Jan-00      $32,208      $33,087      $33,848
29-Feb-00      $32,216      $33,130      $33,207
31-Mar-00      $35,001      $36,012      $36,455
30-Apr-00      $33,684      $34,660      $35,358
31-May-00      $32,803      $33,758      $34,633
30-Jun-00      $33,684      $34,682      $35,488
31-Jul-00      $33,190      $34,150      $34,935
31-Aug-00      $35,438      $36,472      $37,105
30-Sep-00      $33,802      $34,787      $35,146
31-Oct-00      $33,517      $34,510      $34,998
30-Nov-00      $30,656      $31,568      $32,240
31-Dec-00      $31,018      $31,934      $32,398
31-Jan-01      $32,073      $32,999      $33,548
28-Feb-01      $29,101      $29,941      $30,489
31-Mar-01      $27,117      $27,904      $28,556
30-Apr-01      $29,329      $30,197      $30,775
31-May-01      $29,515      $30,395      $30,981
30-Jun-01      $28,864      $29,732      $30,228
31-Jul-01      $28,476      $29,342      $29,932
31-Aug-01      $26,661      $27,481      $28,058
30-Sep-01      $24,423      $25,178      $25,791
31-Oct-01      $24,971      $25,753      $26,283
30-Nov-01      $26,880      $27,725      $28,299
31-Dec-01      $27,216      $28,081      $28,548
31-Jan-02      $26,901      $27,761      $28,132
28-Feb-02      $26,381      $27,234      $27,589
31-Mar-02      $27,438      $28,334      $28,626
30-Apr-02      $25,947      $26,802      $26,891
31-May-02      $25,700      $26,551      $26,692
30-Jun-02      $23,843      $24,633      $24,792
31-Jul-02      $22,054      $22,789      $22,860
31-Aug-02      $22,191      $22,936      $23,009
30-Sep-02      $19,882      $20,553      $20,508
31-Oct-02      $21,509      $22,246      $22,313
30-Nov-02      $22,753      $23,535      $23,627
31-Dec-02      $21,449      $22,189      $22,240
31-Jan-03      $20,913      $21,648      $21,657
28-Feb-03      $20,569      $21,296      $21,332
31-Mar-03      $20,801      $21,537      $21,539
30-Apr-03      $22,458      $23,257      $23,314
31-May-03      $23,674      $24,534      $24,543
30-Jun-03      $23,976      $24,854      $24,857
31-Jul-03      $24,460      $25,363      $25,295
31-Aug-03      $24,960      $25,900      $25,788
30-Sep-03      $24,666      $25,607      $25,514
31-Oct-03      $26,099      $27,104      $26,959

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                    Schwab Equity Index Funds 11

SCHWAB 1000 FUND(R)

SELECT SHARES(R) PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                 Fund Category:
                                  Fund:        Benchmark:         MORNINGSTAR
                                  SELECT       SCHWAB 1000         LARGE-CAP
                                  SHARES        INDEX(R)             BLEND
1 YEAR                            21.52%         21.84%              19.40%
5 YEARS                            1.22%          1.35%               0.72%
SINCE INCEPTION: 5/19/97           5.58%          5.78%               4.30%

                                               1 YEAR                     5 YEARS                SINCE INCEPTION
                                               ------                     -------                ---------------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                       SELECT       LARGE-CAP      SELECT       LARGE-CAP      SELECT     LARGE-CAP
TOTAL RETURNS AFTER TAX                SHARES         BLEND        SHARES         BLEND        SHARES       BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)     20.87%        17.07%        0.83%         -0.61%         5.20%        n/a
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)    13.87%        10.62%        0.79%          0.26%         4.39%        n/a
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark and an additional index.

$70,990  SELECT SHARES
$71,880  SCHWAB 1000 INDEX
$69,281  S&P 500 INDEX

[LINE GRAPH]

                            Schwab
               Select        1000        S&P 500
               Shares       Index         Index
19-May-97      $50,000      $50,000      $50,000
31-May-97      $51,040      $51,064      $50,930
30-Jun-97      $53,180      $53,222      $53,212
31-Jul-97      $57,490      $57,518      $57,442
31-Aug-97      $54,750      $54,801      $54,225
30-Sep-97      $57,685      $57,746      $57,191
31-Oct-97      $55,785      $55,851      $55,281
30-Nov-97      $58,150      $58,233      $57,841
31-Dec-97      $59,325      $59,398      $58,836
31-Jan-98      $59,725      $59,855      $59,489
28-Feb-98      $64,145      $64,318      $63,778
31-Mar-98      $67,405      $67,648      $67,043
30-Apr-98      $68,100      $68,387      $67,720
31-May-98      $66,625      $66,893      $66,556
30-Jun-98      $69,305      $69,578      $69,258
31-Jul-98      $68,345      $68,606      $68,524
31-Aug-98      $58,140      $58,362      $58,629
30-Sep-98      $61,915      $62,179      $62,387
31-Oct-98      $66,825      $67,206      $67,459
30-Nov-98      $71,000      $71,400      $71,547
31-Dec-98      $75,505      $75,922      $75,668
31-Jan-99      $78,385      $78,805      $78,831
28-Feb-99      $75,750      $76,244      $76,379
31-Mar-99      $78,795      $79,282      $79,434
30-Apr-99      $82,015      $82,553      $82,509
31-May-99      $80,120      $80,671      $80,561
30-Jun-99      $84,110      $84,753      $85,033
31-Jul-99      $81,450      $82,052      $82,380
31-Aug-99      $80,665      $81,380      $81,968
30-Sep-99      $78,545      $78,960      $79,721
31-Oct-99      $83,725      $84,287      $84,767
30-Nov-99      $85,755      $86,255      $86,491
31-Dec-99      $91,470      $92,034      $91,585
31-Jan-00      $87,180      $87,747      $86,987
29-Feb-00      $87,225      $87,861      $85,341
31-Mar-00      $94,765      $95,504      $93,687
30-Apr-00      $91,200      $91,917      $90,867
31-May-00      $88,835      $89,525      $89,004
30-Jun-00      $91,220      $91,977      $91,203
31-Jul-00      $89,905      $90,566      $89,780
31-Aug-00      $95,990      $96,722      $95,356
30-Sep-00      $91,585      $92,255      $90,322
31-Oct-00      $90,810      $91,519      $89,942
30-Nov-00      $83,065      $83,717      $82,855
31-Dec-00      $84,050      $84,689      $83,261
31-Jan-01      $86,935      $87,511      $86,217
28-Feb-01      $78,875      $79,404      $78,354
31-Mar-01      $73,515      $74,002      $73,386
30-Apr-01      $79,515      $80,081      $79,088
31-May-01      $80,020      $80,608      $79,618
30-Jun-01      $78,280      $78,847      $77,683
31-Jul-01      $77,225      $77,815      $76,922
31-Aug-01      $72,325      $72,879      $72,107
30-Sep-01      $66,255      $66,771      $66,280
31-Oct-01      $67,745      $68,296      $67,546
30-Nov-01      $72,920      $73,526      $72,727
31-Dec-01      $73,845      $74,470      $73,367
31-Jan-02      $72,990      $73,622      $72,296
28-Feb-02      $71,600      $72,223      $70,901
31-Mar-02      $74,445      $75,140      $73,567
30-Apr-02      $70,445      $71,078      $69,108
31-May-02      $69,775      $70,413      $68,597
30-Jun-02      $64,710      $65,326      $63,713
31-Jul-02      $59,875      $60,436      $58,750
31-Aug-02      $60,245      $60,827      $59,132
30-Sep-02      $53,980      $54,506      $52,704
31-Oct-02      $58,420      $58,995      $57,342
30-Nov-02      $61,795      $62,414      $60,719
31-Dec-02      $58,255      $58,846      $57,155
31-Jan-03      $56,805      $57,410      $55,658
28-Feb-03      $55,865      $56,475      $54,823
31-Mar-03      $56,500      $57,115      $55,355
30-Apr-03      $61,025      $61,676      $59,916
31-May-03      $64,355      $65,062      $63,073
30-Jun-03      $65,175      $65,913      $63,881
31-Jul-03      $66,490      $67,261      $65,005
31-Aug-03      $67,875      $68,686      $66,273
30-Sep-03      $67,075      $67,908      $65,570
31-Oct-03      $70,990      $71,880      $69,281

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


12 Schwab Equity Index Funds

SCHWAB 1000 FUND(R)

FUND FACTS as of 10/31/03

FUND CATEGORY 1

[GRAPHIC]

                        INVESTMENT STYLE
MARKET CAP      Value        Blend        Growth
   Large        / /          /X/          / /
   Medium       / /          / /          / /
   Small        / /          / /          / /

STATISTICS

NUMBER OF HOLDINGS                                    989
----------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)       $77,401
----------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                           22.4
----------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                3.1
----------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 5%
----------------------------------------------------------

TOP HOLDINGS 2

                                                % OF
SECURITY                                      NET ASSETS
--------------------------------------------------------
(1)   GENERAL ELECTRIC CO.                      2.6%
--------------------------------------------------------
(2)   MICROSOFT CORP.                           2.6%
--------------------------------------------------------
(3)   WAL-MART STORES, INC.                     2.3%
--------------------------------------------------------
(4)   PFIZER, INC.                              2.2%
--------------------------------------------------------
(5)   CITIGROUP, INC.                           2.2%
--------------------------------------------------------
(6)   EXXON MOBIL CORP.                         2.2%
--------------------------------------------------------
(7)   INTEL CORP.                               1.9%
--------------------------------------------------------
(8)   AMERICAN INTERNATIONAL GROUP, INC.        1.4%
--------------------------------------------------------
(9)   INTERNATIONAL BUSINESS MACHINES CORP      1.4%
--------------------------------------------------------
(10)  JOHNSON & JOHNSON                         1.4%
--------------------------------------------------------
      TOTAL                                    20.2%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

31.0%  CONSUMER NON-DURABLES
22.6%  FINANCE
19.5%  TECHNOLOGY
 7.2%  MATERIALS & SERVICES
 6.2%  UTILITIES
 5.0%  ENERGY
 4.8%  CAPITAL GOODS
 2.0%  CONSUMER DURABLES
 1.7%  TRANSPORTATION

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


                                                    Schwab Equity Index Funds 13

SCHWAB SMALL-CAP INDEX FUND(R)

INVESTOR SHARES PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                  Benchmark:      Fund Category:
                                   Fund:           SCHWAB          MORNINGSTAR
                                  INVESTOR        SMALL-CAP         SMALL-CAP
                                   SHARES          INDEX(R)           BLEND
1 YEAR                             38.72%           39.00%            37.84%
5 YEARS                             8.50%            9.14%            11.38%
SINCE INCEPTION: 12/3/93            9.05%           10.06%            10.00%

                                               1 YEAR                     5 YEARS                SINCE INCEPTION
                                               ------                     -------                ---------------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                      INVESTOR      SMALL-CAP     INVESTOR      SMALL-CAP     INVESTOR    SMALL-CAP
TOTAL RETURNS AFTER TAX                SHARES         BLEND        SHARES         BLEND        SHARES       BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)     38.17%         35.45%        7.16%         9.77%         8.28%        n/a
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)    25.04%         22.22%        6.53%         8.74%         7.40%        n/a
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark and an additional index.

$23,616  INVESTOR SHARES
$25,881  SCHWAB SMALL-CAP INDEX
$23,834  RUSSELL 2000 INDEX

[LINE GRAPH]

                             Schwab      Russell
               Investor    Small-Cap       2000
                Shares       Index        Index
03-Dec-93      $10,000      $10,000      $10,000
31-Dec-93      $10,154      $10,234      $10,186
31-Jan-94      $10,394      $10,469      $10,505
28-Feb-94      $10,334      $10,430      $10,467
31-Mar-94       $9,783       $9,871       $9,915
30-Apr-94       $9,753       $9,847       $9,974
31-May-94       $9,613       $9,692       $9,861
30-Jun-94       $9,333       $9,419       $9,529
31-Jul-94       $9,493       $9,614       $9,685
31-Aug-94      $10,134      $10,249      $10,225
30-Sep-94      $10,094      $10,191      $10,190
31-Oct-94      $10,064      $10,149      $10,149
30-Nov-94       $9,663       $9,767       $9,739
31-Dec-94       $9,841      $10,000      $10,000
31-Jan-95       $9,730       $9,838       $9,874
28-Feb-95      $10,082      $10,229      $10,285
31-Mar-95      $10,334      $10,442      $10,461
30-Apr-95      $10,566      $10,671      $10,693
31-May-95      $10,717      $10,809      $10,877
30-Jun-95      $11,211      $11,356      $11,441
31-Jul-95      $11,866      $12,021      $12,100
31-Aug-95      $12,077      $12,270      $12,351
30-Sep-95      $12,309      $12,510      $12,572
31-Oct-95      $11,785      $11,910      $12,010
30-Nov-95      $12,329      $12,482      $12,514
31-Dec-95      $12,562      $12,782      $12,845
31-Jan-96      $12,491      $12,749      $12,831
29-Feb-96      $12,967      $13,261      $13,231
31-Mar-96      $13,170      $13,492      $13,501
30-Apr-96      $13,899      $14,206      $14,223
31-May-96      $14,384      $14,692      $14,784
30-Jun-96      $13,848      $14,222      $14,176
31-Jul-96      $12,643      $13,075      $12,938
31-Aug-96      $13,413      $13,904      $13,690
30-Sep-96      $14,010      $14,416      $14,225
31-Oct-96      $13,757      $14,169      $14,006
30-Nov-96      $14,344      $14,733      $14,583
31-Dec-96      $14,508      $15,007      $14,965
31-Jan-97      $14,895      $15,361      $15,265
28-Feb-97      $14,376      $14,986      $14,895
31-Mar-97      $13,654      $14,257      $14,192
30-Apr-97      $13,756      $14,299      $14,232
31-May-97      $15,383      $16,050      $15,815
30-Jun-97      $16,125      $16,880      $16,493
31-Jul-97      $17,213      $17,842      $17,260
31-Aug-97      $17,538      $18,243      $17,655
30-Sep-97      $18,850      $19,675      $18,948
31-Oct-97      $18,026      $18,816      $18,116
30-Nov-97      $17,843      $18,645      $17,998
31-Dec-97      $18,236      $19,035      $18,313
31-Jan-98      $17,787      $18,736      $18,024
28-Feb-98      $19,195      $20,285      $19,356
31-Mar-98      $20,042      $21,199      $20,153
30-Apr-98      $20,144      $21,344      $20,264
31-May-98      $18,930      $20,090      $19,172
30-Jun-98      $18,960      $20,146      $19,212
31-Jul-98      $17,471      $18,597      $17,656
31-Aug-98      $14,062      $15,011      $14,227
30-Sep-98      $14,991      $15,953      $15,341
31-Oct-98      $15,705      $16,709      $15,967
30-Nov-98      $16,532      $17,576      $16,804
31-Dec-98      $17,584      $18,719      $17,844
31-Jan-99      $17,617      $18,800      $18,081
28-Feb-99      $16,145      $17,229      $16,617
31-Mar-99      $16,372      $17,559      $16,876
30-Apr-99      $17,660      $19,165      $18,388
31-May-99      $17,974      $19,500      $18,656
30-Jun-99      $18,969      $20,778      $19,500
31-Jul-99      $18,872      $20,615      $18,965
31-Aug-99      $18,309      $20,033      $18,264
30-Sep-99      $18,493      $20,204      $18,267
31-Oct-99      $18,839      $20,537      $18,342
30-Nov-99      $20,008      $21,820      $19,437
31-Dec-99      $21,839      $23,899      $21,637
31-Jan-00      $21,015      $23,005      $21,289
29-Feb-00      $23,801      $26,015      $24,804
31-Mar-00      $23,075      $25,333      $23,169
30-Apr-00      $21,936      $24,109      $21,774
31-May-00      $20,904      $22,940      $20,505
30-Jun-00      $22,674      $24,856      $22,293
31-Jul-00      $21,774      $23,890      $21,575
31-Aug-00      $23,964      $26,291      $23,221
30-Sep-00      $23,238      $25,490      $22,539
31-Oct-00      $22,836      $25,023      $21,533
30-Nov-00      $20,646      $22,641      $19,322
31-Dec-00      $22,654      $24,835      $20,982
31-Jan-01      $23,024      $25,169      $22,075
28-Feb-01      $21,285      $23,270      $20,627
31-Mar-01      $20,322      $22,219      $19,618
30-Apr-01      $21,951      $24,019      $21,152
31-May-01      $22,543      $24,663      $21,673
30-Jun-01      $23,543      $25,768      $22,420
31-Jul-01      $22,481      $24,623      $21,207
31-Aug-01      $21,852      $23,925      $20,522
30-Sep-01      $18,767      $20,554      $17,760
31-Oct-01      $19,718      $21,583      $18,799
30-Nov-01      $21,161      $23,175      $20,254
31-Dec-01      $22,451      $24,571      $21,504
31-Jan-02      $21,643      $23,657      $21,280
28-Feb-02      $20,873      $22,815      $20,697
31-Mar-02      $22,682      $24,807      $22,361
30-Apr-02      $22,566      $24,674      $22,565
31-May-02      $21,527      $23,545      $21,563
30-Jun-02      $20,398      $22,307      $20,493
31-Jul-02      $17,614      $19,254      $17,399
31-Aug-02      $17,704      $19,366      $17,355
30-Sep-02      $16,562      $18,114      $16,109
31-Oct-02      $17,024      $18,619      $16,626
30-Nov-02      $18,333      $20,051      $18,109
31-Dec-02      $17,407      $19,061      $17,101
31-Jan-03      $16,591      $18,118      $16,627
28-Feb-03      $16,033      $17,527      $16,125
31-Mar-03      $16,228      $17,746      $16,333
30-Apr-03      $17,913      $19,604      $17,881
30-May-03      $19,844      $21,710      $19,800
29-Jun-03      $20,194      $22,102      $20,158
30-Jul-03      $21,244      $23,268      $21,420
30-Aug-03      $22,281      $24,407      $22,401
29-Sep-03      $21,814      $23,904      $21,987
30-Oct-03      $23,616      $25,881      $23,834

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


14 Schwab Equity Index Funds

SCHWAB SMALL-CAP INDEX FUND(R)

SELECT SHARES(R) PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                  Benchmark:      Fund Category:
                                   Fund:           SCHWAB           MORNINGSTAR
                                  SELECT          SMALL-CAP          SMALL-CAP
                                  SHARES           INDEX(R)            BLEND
1 YEAR                            39.02%            39.00%             37.84%
5 YEARS                            8.64%             9.14%             11.38%
SINCE INCEPTION: 5/19/97           7.71%             8.41%              9.26%

                                               1 YEAR                     5 YEARS                SINCE INCEPTION
                                               ------                     -------                ---------------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                       SELECT       SMALL-CAP      SELECT       SMALL-CAP      SELECT     SMALL-CAP
TOTAL RETURNS AFTER TAX                SHARES         BLEND        SHARES         BLEND        SHARES       BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)     38.40%         35.45%        7.25%         9.77%         6.62%        n/a
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)    25.22%         22.22%        6.62%         8.74%         5.99%        n/a
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark and an additional index.

$80,775  SELECT SHARES
$84,240  SCHWAB SMALL-CAP INDEX
$78,307  RUSSELL 2000 INDEX

[LINE GRAPH]

                             Schwab      Russell
               Select       Small-Cap      2000
               Shares        Index        Index
19-May-97      $50,000      $50,000      $50,000
31-May-97      $52,170      $52,242      $51,960
30-Jun-97      $54,690      $54,942      $54,189
31-Jul-97      $58,415      $58,075      $56,709
31-Aug-97      $59,485      $59,380      $58,008
30-Sep-97      $63,965      $64,039      $62,254
31-Oct-97      $61,205      $61,244      $59,521
30-Nov-97      $60,550      $60,687      $59,134
31-Dec-97      $61,920      $61,958      $60,169
31-Jan-98      $60,400      $60,983      $59,218
28-Feb-98      $65,175      $66,026      $63,594
31-Mar-98      $68,050      $69,002      $66,214
30-Apr-98      $68,430      $69,473      $66,578
31-May-98      $64,310      $65,391      $62,990
30-Jun-98      $64,415      $65,575      $63,122
31-Jul-98      $59,360      $60,531      $58,009
31-Aug-98      $47,790      $48,861      $46,744
30-Sep-98      $50,945      $51,924      $50,404
31-Oct-98      $53,365      $54,386      $52,460
30-Nov-98      $56,170      $57,207      $55,209
31-Dec-98      $59,775      $60,929      $58,627
31-Jan-99      $59,925      $61,193      $59,407
28-Feb-99      $54,925      $56,079      $54,595
31-Mar-99      $55,660      $57,152      $55,446
30-Apr-99      $60,070      $62,380      $60,414
31-May-99      $61,140      $63,470      $61,296
30-Jun-99      $64,555      $67,629      $64,067
31-Jul-99      $64,225      $67,099      $62,311
31-Aug-99      $62,315      $65,206      $60,006
30-Sep-99      $62,940      $65,762      $60,018
31-Oct-99      $64,115      $66,846      $60,264
30-Nov-99      $68,125      $71,021      $63,862
31-Dec-99      $74,390      $77,788      $71,091
31-Jan-00      $71,585      $74,879      $69,946
29-Feb-00      $81,065      $84,677      $81,495
31-Mar-00      $78,595      $82,458      $76,124
30-Apr-00      $74,755      $78,471      $71,541
31-May-00      $71,250      $74,666      $67,371
30-Jun-00      $77,265      $80,904      $73,245
31-Jul-00      $74,205      $77,761      $70,887
31-Aug-00      $81,655      $85,575      $76,295
30-Sep-00      $79,185      $82,968      $74,052
31-Oct-00      $77,820      $81,448      $70,749
30-Nov-00      $70,405      $73,694      $63,484
31-Dec-00      $77,230      $80,834      $68,937
31-Jan-01      $78,490      $81,923      $72,528
28-Feb-01      $72,565      $75,742      $67,770
31-Mar-01      $69,285      $72,319      $64,457
30-Apr-01      $74,875      $78,181      $69,497
31-May-01      $76,850      $80,277      $71,207
30-Jun-01      $80,300      $83,871      $73,663
31-Jul-01      $76,685      $80,145      $69,678
31-Aug-01      $74,540      $77,873      $67,427
30-Sep-01      $64,030      $66,902      $58,352
31-Oct-01      $67,265      $70,251      $61,765
30-Nov-01      $72,230      $75,432      $66,546
31-Dec-01      $76,610      $79,977      $70,652
31-Jan-02      $73,855      $77,001      $69,917
28-Feb-02      $71,230      $74,261      $68,001
31-Mar-02      $77,400      $80,744      $73,469
30-Apr-02      $77,005      $80,311      $74,137
31-May-02      $73,505      $76,636      $70,846
30-Jun-02      $69,655      $72,606      $67,332
31-Jul-02      $60,160      $62,669      $57,165
31-Aug-02      $60,465      $63,034      $57,022
30-Sep-02      $56,530      $58,961      $52,927
31-Oct-02      $58,105      $60,603      $54,626
30-Nov-02      $62,610      $65,263      $59,499
31-Dec-02      $59,485      $62,041      $56,185
31-Jan-03      $56,655      $58,974      $54,629
28-Feb-03      $54,795      $57,049      $52,979
31-Mar-03      $55,460      $57,761      $53,662
30-Apr-03      $61,255      $63,810      $58,749
31-May-03      $67,805      $70,666      $65,053
30-Jun-03      $69,000      $71,940      $66,231
31-Jul-03      $72,630      $75,736      $70,377
31-Aug-03      $76,170      $79,443      $73,600
30-Sep-03      $74,625      $77,805      $72,238
31-Oct-03      $80,775      $84,240      $78,307

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                    Schwab Equity Index Funds 15

SCHWAB SMALL-CAP INDEX FUND(R)

FUND FACTS as of 10/31/03

FUND CATEGORY 1

[GRAPHIC]

                        INVESTMENT STYLE
MARKET CAP      Value        Blend        Growth
   Large        / /          / /          / /
   Medium       / /          / /          / /
   Small        / /          /X/          / /

STATISTICS

NUMBER OF HOLDINGS                                   977
----------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)         $952
----------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                          46.8
----------------------------------------------------------
PRICE/BOOK RATIO (P/B)                               2.1
----------------------------------------------------------
PORTFOLIO TURNOVER RATE                               34%
----------------------------------------------------------

TOP HOLDINGS 2

                                                % OF
SECURITY                                      NET ASSETS
--------------------------------------------------------
(1)   AMKOR TECHNOLOGY, INC.                    0.4%
--------------------------------------------------------
(2)   COGNIZANT TECHNOLOGY SOLUTIONS CORP.      0.4%
--------------------------------------------------------
(3)   SILICON LABORATORIES, INC.                0.4%
--------------------------------------------------------
(4)   IMCLONE SYSTEMS, INC.                     0.4%
--------------------------------------------------------
(5)   RED HAT, INC.                             0.4%
--------------------------------------------------------
(6)   CYPRESS SEMICONDUCTOR CORP.               0.4%
--------------------------------------------------------
(7)   PHARMACEUTICAL RESOURCES, INC.            0.3%
--------------------------------------------------------
(8)   HOVNANIAN ENTERPRISES, INC., Class A      0.3%
--------------------------------------------------------
(9)   AMERICAN TOWER CORP., Class A             0.3%
--------------------------------------------------------
(10)  RAMBUS, INC.                              0.3%
--------------------------------------------------------
      TOTAL                                     3.6%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

20.8%  CONSUMER NON-DURABLES
20.5%  FINANCE
19.7%  TECHNOLOGY
19.5%  MATERIALS & SERVICES
 6.1%  CAPITAL GOODS
 4.2%  ENERGY
 3.6%  UTILITIES
 3.1%  CONSUMER DURABLES
 2.5%  TRANSPORTATION

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


16 Schwab Equity Index Funds

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

INVESTOR SHARES PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                 Fund Category:
                                    Fund:       Benchmark:        MORNINGSTAR
                                  INVESTOR     WILSHIRE 5000       LARGE-CAP
                                   SHARES      TOTAL MARKET          BLEND
1 YEAR                              23.24%         24.43%            19.40%
3 YEARS                             -7.19%         -7.07%            -8.47%
SINCE INCEPTION: 6/1/99             -2.28%         -2.20%            -2.98%

                                               1 YEAR                     3 YEARS                SINCE INCEPTION
                                               ------                     -------                ---------------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                       INVESTOR     LARGE-CAP      INVESTOR     LARGE-CAP     INVESTOR    LARGE-CAP
TOTAL RETURNS AFTER TAX                 SHARES        BLEND         SHARES        BLEND        SHARES       BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)      22.69%        17.07%        -7.53%        -9.59%       -2.56%        n/a
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)     15.00%        10.62%        -5.82%        -7.09%       -1.94%        n/a
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark.

$9,030  INVESTOR SHARES
$9,064  WILSHIRE 5000 TOTAL MARKET INDEX

[LINE GRAPH]

                            Wilshire
                             5000
                             Total
               Investor      Market
                Shares       Index
01-Jun-99      $10,000      $10,000
30-Jun-99      $10,515      $10,518
31-Jul-99      $10,165      $10,180
31-Aug-99      $10,070      $10,086
30-Sep-99       $9,820       $9,822
31-Oct-99      $10,435      $10,447
30-Nov-99      $10,790      $10,797
31-Dec-99      $11,605      $11,617
31-Jan-00      $11,108      $11,135
29-Feb-00      $11,374      $11,384
31-Mar-00      $12,022      $12,060
30-Apr-00      $11,399      $11,432
31-May-00      $11,012      $11,033
30-Jun-00      $11,484      $11,519
31-Jul-00      $11,258      $11,284
31-Aug-00      $12,077      $12,104
30-Sep-00      $11,520      $11,538
31-Oct-00      $11,294      $11,294
30-Nov-00      $10,179      $10,170
31-Dec-00      $10,371      $10,351
31-Jan-01      $10,746      $10,748
28-Feb-01       $9,724       $9,729
31-Mar-01       $9,066       $9,074
30-Apr-01       $9,815       $9,821
31-May-01       $9,911       $9,919
30-Jun-01       $9,754       $9,752
31-Jul-01       $9,587       $9,591
31-Aug-01       $9,010       $9,011
30-Sep-01       $8,206       $8,202
31-Oct-01       $8,408       $8,410
30-Nov-01       $9,046       $9,054
31-Dec-01       $9,211       $9,217
31-Jan-02       $9,093       $9,102
28-Feb-02       $8,915       $8,915
31-Mar-02       $9,308       $9,305
30-Apr-02       $8,874       $8,851
31-May-02       $8,766       $8,747
30-Jun-02       $8,169       $8,132
31-Jul-02       $7,516       $7,476
31-Aug-02       $7,567       $7,520
30-Sep-02       $6,816       $6,765
31-Oct-02       $7,327       $7,283
30-Nov-02       $7,740       $7,722
31-Dec-02       $7,320       $7,294
31-Jan-03       $7,139       $7,111
28-Feb-03       $7,010       $6,990
31-Mar-03       $7,098       $7,069
30-Apr-03       $7,656       $7,649
31-May-03       $8,105       $8,116
30-Jun-03       $8,229       $8,237
31-Jul-03       $8,415       $8,435
31-Aug-03       $8,611       $8,637
30-Sep-03       $8,513       $8,542
31-Oct-03       $9,030       $9,064

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                    Schwab Equity Index Funds 17

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

SELECT SHARES(R) PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                   Fund Category:
                                   Fund:            Benchmark:      MORNINGSTAR
                                  SELECT           WILSHIRE 5000     LARGE-CAP
                                  SHARES           TOTAL MARKET        BLEND
1 YEAR                            23.50%              24.43%           19.40%
3 YEARS                           -7.04%              -7.07%           -8.47%
SINCE INCEPTION: 6/1/99           -2.14%              -2.20%           -2.98%

                                               1 YEAR                     3 YEARS                SINCE INCEPTION
                                               ------                     -------                ---------------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                       SELECT       LARGE-CAP      SELECT       LARGE-CAP     SELECT      LARGE-CAP
TOTAL RETURNS AFTER TAX                SHARES         BLEND        SHARES         BLEND       SHARES        BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)     22.89%         17.07%       -7.43%         -9.59%      -2.45%         n/a
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)    15.16%         10.62%       -5.73%         -7.09%      -1.85%         n/a
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$45,435  SELECT SHARES
$45,318  WILSHIRE 5000 TOTAL MARKET INDEX

[LINE GRAPH]

                          Wilshire 5000
               Select     Total Market
               Shares        Index
01-Jun-99      $50,000      $50,000
30-Jun-99      $52,600      $52,590
31-Jul-99      $50,850      $50,902
31-Aug-99      $50,350      $50,428
30-Sep-99      $49,125      $49,112
31-Oct-99      $52,225      $52,236
30-Nov-99      $53,975      $53,986
31-Dec-99      $58,065      $58,083
31-Jan-00      $55,605      $55,673
29-Feb-00      $56,935      $56,920
31-Mar-00      $60,150      $60,301
30-Apr-00      $57,060      $57,159
31-May-00      $55,130      $55,164
30-Jun-00      $57,515      $57,597
31-Jul-00      $56,385      $56,422
31-Aug-00      $60,480      $60,518
30-Sep-00      $57,715      $57,692
31-Oct-00      $56,560      $56,469
30-Nov-00      $51,010      $50,850
31-Dec-00      $51,975      $51,755
31-Jan-01      $53,850      $53,738
28-Feb-01      $48,730      $48,643
31-Mar-01      $45,435      $45,370
30-Apr-01      $49,185      $49,104
31-May-01      $49,695      $49,595
30-Jun-01      $48,910      $48,761
31-Jul-01      $48,070      $47,957
31-Aug-01      $45,185      $45,055
30-Sep-01      $41,155      $41,009
31-Oct-01      $42,190      $42,051
30-Nov-01      $45,385      $45,268
31-Dec-01      $46,210      $46,083
31-Jan-02      $45,645      $45,511
28-Feb-02      $44,725      $44,574
31-Mar-02      $46,720      $46,526
30-Apr-02      $44,520      $44,256
31-May-02      $44,010      $43,734
30-Jun-02      $41,015      $40,659
31-Jul-02      $37,735      $37,378
31-Aug-02      $37,990      $37,598
30-Sep-02      $34,230      $33,827
31-Oct-02      $36,790      $36,415
30-Nov-02      $38,860      $38,611
31-Dec-02      $36,775      $36,472
31-Jan-03      $35,865      $35,553
28-Feb-03      $35,245      $34,952
31-Mar-03      $35,660      $35,347
30-Apr-03      $38,485      $38,245
31-May-03      $40,740      $40,582
30-Jun-03      $41,365      $41,183
31-Jul-03      $42,325      $42,175
31-Aug-03      $43,310      $43,187
30-Sep-03      $42,815      $42,708
31-Oct-03      $45,435      $45,318

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


18 Schwab Equity Index Funds

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

FUND FACTS as of 10/31/03

FUND CATEGORY 1

[GRAPHIC]

                        INVESTMENT STYLE
MARKET CAP      Value        Blend        Growth
   Large        / /          /X/          / /
   Medium       / /          / /          / /
   Small        / /          / /          / /

STATISTICS

NUMBER OF HOLDINGS                                 3,090
----------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)      $69,285
----------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                          22.8
----------------------------------------------------------
PRICE/BOOK RATIO (P/B)                               2.9
----------------------------------------------------------
PORTFOLIO TURNOVER RATE                                3%
----------------------------------------------------------

TOP HOLDINGS 2

                                                % OF
SECURITY                                      NET ASSETS
--------------------------------------------------------
(1)   GENERAL ELECTRIC CO.                        2.3%
--------------------------------------------------------
(2)   MICROSOFT CORP.                             2.3%
--------------------------------------------------------
(3)   WAL-MART STORES, INC.                       2.1%
--------------------------------------------------------
(4)   CITIGROUP, INC.                             2.0%
--------------------------------------------------------
(5)   EXXON MOBIL CORP.                           2.0%
--------------------------------------------------------
(6)   PFIZER, INC.                                2.0%
--------------------------------------------------------
(7)   INTEL CORP.                                 1.7%
--------------------------------------------------------
(8)   AMERICAN INTERNATIONAL GROUP, INC.          1.3%
--------------------------------------------------------
(9)   INTERNATIONAL BUSINESS MACHINES CORP.       1.3%
--------------------------------------------------------
(10)  JOHNSON & JOHNSON                           1.2%
--------------------------------------------------------
      TOTAL                                      18.2%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

29.4%  CONSUMER NON-DURABLES
22.5%  FINANCE
19.2%  TECHNOLOGY
 8.9%  MATERIALS & SERVICES
 5.9%  UTILITIES
 5.4%  ENERGY
 4.9%  CAPITAL GOODS
 2.1%  CONSUMER DURABLES
 1.7%  TRANSPORTATION

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


                                                    Schwab Equity Index Funds 19

SCHWAB INTERNATIONAL INDEX FUND(R)

INVESTOR SHARES PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                  Fund Category:
                                                Benchmark:         MORNINGSTAR
                                Fund:             SCHWAB             FOREIGN
                               INVESTOR        INTERNATIONAL        LARGE-CAP
                                SHARES           INDEX(R)             BLEND
1 YEAR                          24.24%            25.55%              22.49%
5 YEARS                         -0.89%            -0.22%               0.15%
10 YEARS                         3.50%             4.08%               3.83%

                                               1 YEAR                     5 YEARS                   10 YEARS
                                               ------                     -------                   --------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                                     FOREIGN                     FOREIGN                   FOREIGN
                                       INVESTOR     LARGE-CAP      INVESTOR     LARGE-CAP     INVESTOR    LARGE-CAP
TOTAL RETURNS AFTER TAX                 SHARES        BLEND         SHARES        BLEND        SHARES       BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)      23.25%        19.99%        -1.39%        -1.15%        3.03%       2.31%
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)     15.55%        12.45%        -0.95%        -0.21%        2.63%       2.66%
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark and an additional index.

$14,110  INVESTOR SHARES
$14,917  SCHWAB INTERNATIONAL INDEX
$13,746  MSCI-EAFE INDEX

[LINE GRAPH]

                                  Schwab
                  Investor     International     MSCI-EAFE
                   Shares          Index           Index
31-Oct-93         $10,000         $10,000         $10,000
30-Nov-93          $9,281          $9,299          $9,126
31-Dec-93          $9,946          $9,970          $9,785
31-Jan-94         $10,610         $10,646         $10,612
28-Feb-94         $10,402         $10,448         $10,582
31-Mar-94         $10,006         $10,005         $10,126
30-Apr-94         $10,303         $10,371         $10,555
31-May-94         $10,253         $10,277         $10,495
30-Jun-94         $10,333         $10,336         $10,643
31-Jul-94         $10,491         $10,517         $10,745
31-Aug-94         $10,779         $10,819         $11,000
30-Sep-94         $10,403         $10,447         $10,653
31-Oct-94         $10,788         $10,846         $11,008
30-Nov-94         $10,274         $10,306         $10,479
31-Dec-94         $10,329         $10,391         $10,545
31-Jan-95          $9,959         $10,086         $10,140
28-Feb-95         $10,039         $10,114         $10,110
31-Mar-95         $10,600         $10,785         $10,741
30-Apr-95         $10,981         $11,160         $11,145
31-May-95         $11,011         $11,118         $11,013
30-Jun-95         $10,901         $10,985         $10,820
31-Jul-95         $11,452         $11,632         $11,494
31-Aug-95         $11,071         $11,197         $11,056
30-Sep-95         $11,300         $11,470         $11,272
31-Oct-95         $11,151         $11,273         $10,968
30-Nov-95         $11,391         $11,589         $11,273
31-Dec-95         $11,798         $12,037         $11,728
31-Jan-96         $11,829         $12,076         $11,776
29-Feb-96         $11,848         $12,099         $11,816
31-Mar-96         $12,051         $12,324         $12,066
30-Apr-96         $12,345         $12,615         $12,417
31-May-96         $12,213         $12,467         $12,189
30-Jun-96         $12,304         $12,551         $12,257
31-Jul-96         $11,960         $12,226         $11,899
31-Aug-96         $12,072         $12,333         $11,925
30-Sep-96         $12,406         $12,696         $12,243
31-Oct-96         $12,385         $12,653         $12,118
30-Nov-96         $12,942         $13,240         $12,600
31-Dec-96         $12,874         $13,123         $12,437
31-Jan-97         $12,453         $12,687         $12,002
28-Feb-97         $12,637         $12,899         $12,199
31-Mar-97         $12,741         $12,986         $12,243
30-Apr-97         $12,833         $13,126         $12,308
31-May-97         $13,777         $14,089         $13,109
30-Jun-97         $14,548         $14,912         $13,831
31-Jul-97         $14,989         $15,315         $14,055
31-Aug-97         $13,900         $14,210         $13,005
30-Sep-97         $14,855         $15,102         $13,734
31-Oct-97         $13,664         $13,879         $12,678
30-Nov-97         $13,654         $13,825         $12,548
31-Dec-97         $13,815         $14,020         $12,657
31-Jan-98         $14,323         $14,587         $13,236
28-Feb-98         $15,155         $15,469         $14,086
31-Mar-98         $15,549         $15,875         $14,520
30-Apr-98         $15,653         $15,982         $14,634
31-May-98         $15,653         $15,943         $14,563
30-Jun-98         $15,788         $16,047         $14,673
31-Jul-98         $15,830         $16,150         $14,821
31-Aug-98         $13,877         $14,115         $12,985
30-Sep-98         $13,431         $13,653         $12,586
31-Oct-98         $14,760         $15,084         $13,898
30-Nov-98         $15,518         $15,932         $14,609
31-Dec-98         $16,004         $16,455         $15,187
31-Jan-99         $15,951         $16,367         $15,141
28-Feb-99         $15,595         $16,044         $14,781
31-Mar-99         $16,297         $16,781         $15,397
30-Apr-99         $16,958         $17,503         $16,021
31-May-99         $16,129         $16,620         $15,195
30-Jun-99         $16,748         $17,297         $15,788
31-Jul-99         $17,356         $17,941         $16,257
31-Aug-99         $17,512         $18,108         $16,317
30-Sep-99         $17,837         $18,418         $16,482
31-Oct-99         $18,791         $19,399         $17,100
30-Nov-99         $19,650         $20,242         $17,693
31-Dec-99         $21,383         $22,020         $19,282
31-Jan-00         $19,703         $20,421         $18,058
29-Feb-00         $19,978         $20,751         $18,544
31-Mar-00         $21,140         $21,929         $19,263
30-Apr-00         $19,999         $20,743         $18,250
31-May-00         $19,429         $20,135         $17,805
30-Jun-00         $20,158         $20,886         $18,501
31-Jul-00         $19,376         $20,076         $17,726
31-Aug-00         $19,725         $20,429         $17,879
30-Sep-00         $18,700         $19,374         $17,009
31-Oct-00         $18,098         $18,770         $16,607
30-Nov-00         $17,274         $17,925         $15,984
31-Dec-00         $17,622         $18,303         $16,552
31-Jan-01         $17,771         $18,498         $16,557
28-Feb-01         $16,248         $16,892         $15,318
31-Mar-01         $15,155         $15,723         $14,278
30-Apr-01         $16,195         $16,806         $15,259
31-May-01         $15,616         $16,178         $14,695
30-Jun-01         $14,951         $15,487         $14,091
31-Jul-01         $14,575         $15,113         $13,847
31-Aug-01         $14,157         $14,690         $13,526
30-Sep-01         $12,881         $13,360         $12,156
31-Oct-01         $13,106         $13,616         $12,467
30-Nov-01         $13,513         $14,042         $12,927
31-Dec-01         $13,614         $14,137         $13,003
31-Jan-02         $12,909         $13,401         $12,313
28-Feb-02         $13,007         $13,516         $12,399
31-Mar-02         $13,722         $14,228         $13,070
30-Apr-02         $13,766         $14,346         $13,156
31-May-02         $13,951         $14,549         $13,323
30-Jun-02         $13,386         $13,960         $12,793
31-Jul-02         $12,074         $12,598         $11,530
31-Aug-02         $12,041         $12,571         $11,503
30-Sep-02         $10,739         $11,213         $10,268
31-Oct-02         $11,358         $11,881         $10,819
30-Nov-02         $11,834         $12,406         $11,311
31-Dec-02         $11,486         $12,009         $10,931
31-Jan-03         $10,987         $11,505         $10,475
28-Feb-03         $10,766         $11,269         $10,235
31-Mar-03         $10,544         $11,047         $10,034
30-Apr-03         $11,541         $12,132         $11,018
31-May-03         $12,238         $12,859         $11,685
30-Jun-03         $12,527         $13,165         $11,968
31-Jul-03         $12,781         $13,464         $12,258
31-Aug-03         $12,981         $13,693         $12,553
30-Sep-03         $13,335         $14,075         $12,940
31-Oct-03         $14,110         $14,917         $13,746

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


20 Schwab Equity Index Funds

SCHWAB INTERNATIONAL INDEX FUND(R)

SELECT SHARES(R) PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                  Fund Category:
                                                 Benchmark:        MORNINGSTAR
                                   Fund:           SCHWAB            FOREIGN
                                  SELECT        INTERNATIONAL       LARGE-CAP
                                  SHARES          INDEX(R)            BLEND
1 YEAR                            24.50%           25.55%             22.49%
5 YEARS                           -0.78%           -0.22%              0.15%
SINCE INCEPTION: 5/19/97           0.30%            0.66%              0.44%

                                               1 YEAR                     5 YEARS                SINCE INCEPTION
                                               ------                     -------                ---------------
                                                   MORNINGSTAR                 MORNINGSTAR               MORNINGSTAR
                                                     FOREIGN                     FOREIGN                   FOREIGN
                                       SELECT       LARGE-CAP      SELECT       LARGE-CAP     SELECT      LARGE-CAP
TOTAL RETURNS AFTER TAX                SHARES         BLEND        SHARES         BLEND       SHARES        BLEND
--------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)     23.45%         19.99%       -1.32%         -1.15%      -0.20%         n/a
--------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)    15.71%         12.45%       -0.88%         -0.21%       0.00%         n/a
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark and an additional index.

$50,980  SELECT SHARES
$52,179  SCHWAB INTERNATIONAL INDEX
$51,640  MSCI-EAFE INDEX

[LINE GRAPH]

                                  Schwab
                   Select      International     MSCI-EAFE
                   Shares          Index           Index
19-May-97         $50,000         $50,000         $50,000
31-May-97         $49,375         $49,283         $49,248
30-Jun-97         $52,170         $52,161         $51,961
31-Jul-97         $53,755         $53,571         $52,803
31-Aug-97         $49,815         $49,706         $48,859
30-Sep-97         $53,240         $52,827         $51,595
31-Oct-97         $49,005         $48,550         $47,627
30-Nov-97         $48,970         $48,360         $47,141
31-Dec-97         $49,580         $49,042         $47,551
31-Jan-98         $51,405         $51,027         $49,725
28-Feb-98         $54,385         $54,111         $52,917
31-Mar-98         $55,800         $55,529         $54,547
30-Apr-98         $56,175         $55,905         $54,978
31-May-98         $56,175         $55,770         $54,708
30-Jun-98         $56,655         $56,133         $55,124
31-Jul-98         $56,845         $56,493         $55,681
31-Aug-98         $49,840         $49,376         $48,782
30-Sep-98         $48,240         $47,757         $47,284
31-Oct-98         $53,005         $52,763         $52,211
30-Nov-98         $55,725         $55,732         $54,885
31-Dec-98         $57,490         $57,561         $57,053
31-Jan-99         $57,305         $57,252         $56,881
28-Feb-99         $56,025         $56,122         $55,528
31-Mar-99         $58,585         $58,699         $57,843
30-Apr-99         $60,955         $61,225         $60,186
31-May-99         $57,980         $58,137         $57,086
30-Jun-99         $60,200         $60,507         $59,313
31-Jul-99         $62,385         $62,757         $61,074
31-Aug-99         $62,950         $63,342         $61,300
30-Sep-99         $64,115         $64,425         $61,919
31-Oct-99         $67,575         $67,857         $64,241
30-Nov-99         $70,660         $70,806         $66,470
31-Dec-99         $76,920         $77,025         $72,439
31-Jan-00         $70,880         $71,433         $67,839
29-Feb-00         $71,870         $72,588         $69,664
31-Mar-00         $76,050         $76,708         $72,367
30-Apr-00         $71,905         $72,561         $68,561
31-May-00         $69,895         $70,431         $66,888
30-Jun-00         $72,515         $73,058         $69,503
31-Jul-00         $69,740         $70,228         $66,591
31-Aug-00         $70,995         $71,462         $67,169
30-Sep-00         $67,310         $67,769         $63,898
31-Oct-00         $65,110         $65,658         $62,390
30-Nov-00         $62,185         $62,703         $60,050
31-Dec-00         $63,455         $64,024         $62,182
31-Jan-01         $63,955         $64,706         $62,201
28-Feb-01         $58,470         $59,090         $57,548
31-Mar-01         $54,570         $55,001         $53,641
30-Apr-01         $58,315         $58,788         $57,326
31-May-01         $56,230         $56,592         $55,205
30-Jun-01         $53,835         $54,175         $52,936
31-Jul-01         $52,485         $52,866         $52,020
31-Aug-01         $51,015         $51,386         $50,813
30-Sep-01         $46,385         $46,733         $45,666
31-Oct-01         $47,235         $47,628         $46,835
30-Nov-01         $48,700         $49,119         $48,563
31-Dec-01         $49,040         $49,452         $48,850
31-Jan-02         $46,540         $46,876         $46,256
28-Feb-02         $46,890         $47,279         $46,579
31-Mar-02         $49,430         $49,771         $49,099
30-Apr-02         $49,590         $50,183         $49,423
31-May-02         $50,255         $50,891         $50,051
30-Jun-02         $48,220         $48,833         $48,059
31-Jul-02         $43,525         $44,067         $43,316
31-Aug-02         $43,410         $43,973         $43,216
30-Sep-02         $38,715         $39,225         $38,575
31-Oct-02         $40,945         $41,560         $40,646
30-Nov-02         $42,665         $43,395         $42,491
31-Dec-02         $41,385         $42,009         $41,064
31-Jan-03         $39,625         $40,243         $39,351
28-Feb-03         $38,825         $39,419         $38,450
31-Mar-03         $38,025         $38,642         $37,697
30-Apr-03         $41,625         $42,438         $41,391
31-May-03         $44,140         $44,981         $43,899
30-Jun-03         $45,180         $46,051         $44,961
31-Jul-03         $46,140         $47,098         $46,050
31-Aug-03         $46,860         $47,898         $47,159
30-Sep-03         $48,140         $49,233         $48,612
31-Oct-03         $50,980         $52,179         $51,640

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                    Schwab Equity Index Funds 21

SCHWAB INTERNATIONAL INDEX FUND(R)

FUND FACTS as of 10/31/03

FUND CATEGORY 1

[GRAPHIC]

                        INVESTMENT STYLE
MARKET CAP      Value        Blend        Growth
   Large        / /          /X/          / /
   Medium       / /          / /          / /
   Small        / /          / /          / /

TOP HOLDINGS 2

                                                % OF
SECURITY                                      NET ASSETS
--------------------------------------------------------
(1)   HSBC HOLDINGS PLC                         2.9%
--------------------------------------------------------
(2)   BP PLC                                    2.7%
--------------------------------------------------------
(3)   VODAFONE GROUP PLC                        2.6%
--------------------------------------------------------
(4)   GLAXOSMITHKLINE PLC                       2.3%
--------------------------------------------------------
(5)   TOTAL FINA ELF SA                         1.8%
--------------------------------------------------------
(6)   ROYAL DUTCH PETROLEUM CO.                 1.7%
--------------------------------------------------------
(7)   NOVARTIS AG                               1.6%
--------------------------------------------------------
(8)   NESTLE SA                                 1.6%
--------------------------------------------------------
(9)   ASTRAZENECA PLC                           1.5%
--------------------------------------------------------
(10)  TOYOTA MOTOR CORP.                        1.4%
--------------------------------------------------------
      TOTAL                                    20.1%

STATISTICS

NUMBER OF HOLDINGS                                   355
----------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)      $46,938
----------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                          28.5
----------------------------------------------------------
PRICE/BOOK RATIO (P/B)                               2.0
----------------------------------------------------------
PORTFOLIO TURNOVER RATE                                7%
----------------------------------------------------------

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

27.6%  FINANCE
23.5%  MATERIALS & SERVICES
18.9%  CONSUMER NON-DURABLES
10.5%  UTILITIES
 7.2%  TRANSPORTATION
 4.7%  ENERGY
 2.7%  TECHNOLOGY
 2.5%  CONSUMER DURABLES
 2.4%  CAPITAL GOODS


COUNTRY WEIGHTINGS % of Portfolio

This chart shows the fund's country composition as of the report date.

[PIE CHART]

27.9%  UNITED KINGDOM
19.2%  JAPAN
10.5%  FRANCE
 8.0%  SWITZERLAND
 7.0%  GERMANY
 5.8%  CANADA
 5.7%  NETHERLANDS
 4.3%  AUSTRALIA
 3.6%  SPAIN
 3.1%  ITALY
 4.9%  OTHER

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


22 Schwab Equity Index Funds

SCHWAB S&P 500 FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                        11/1/02-   11/1/01-   11/1/00-   11/1/99-   11/1/98-
INVESTOR SHARES                                         10/31/03   10/31/02   10/31/01   10/31/00   10/31/99
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    13.79      16.45      22.15      21.17      17.05
                                                       -----------------------------------------------------
Income or loss from investment operations:
  Net investment income                                    0.20       0.20       0.17       0.17       0.17
  Net realized and unrealized gains or losses              2.57      (2.68)     (5.70)      1.06       4.10
                                                       -----------------------------------------------------
  Total income or loss from investment operations          2.77      (2.48)     (5.53)      1.23       4.27
Less distributions:
  Dividends from net investment income                    (0.20)     (0.18)     (0.17)     (0.18)     (0.15)
  Distributions from net realized gains                      --         --         --      (0.07)        --
                                                       -----------------------------------------------------
  Total distributions                                     (0.20)     (0.18)     (0.17)     (0.25)     (0.15)
                                                       -----------------------------------------------------
Net asset value at end of period                          16.36      13.79      16.45      22.15      21.17
                                                       -----------------------------------------------------
Total return (%)                                          20.39     (15.32)    (25.11)      5.81      25.20

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.36       0.35       0.35       0.35 1     0.35
  Gross operating expenses                                 0.46       0.46       0.46       0.52       0.62
  Net investment income                                    1.45       1.21       0.95       0.81       1.01
Portfolio turnover rate                                       3          8          4          9          3
Net assets, end of period ($ x 1,000,000)                 3,510      2,760      3,070      3,617      3,183

1 The ratio of net operating expenses would have been 0.36% if certain non-routine expenses (proxy fees) had been included.


                                                        See financial notes. 23

SCHWAB S&P 500 FUND

FINANCIAL HIGHLIGHTS

                                                        11/1/02-   11/1/01-   11/1/00-   11/1/99-   11/1/98-
SELECT SHARES(R)                                        10/31/03   10/31/02   10/31/01   10/31/00   10/31/99
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    13.83      16.50      22.21      21.23      17.09
                                                       -----------------------------------------------------
Income or loss from investment operations:
  Net investment income                                    0.24       0.22       0.20       0.20       0.20
  Net realized and unrealized gains or losses              2.57      (2.69)     (5.71)      1.06       4.12
                                                       -----------------------------------------------------
  Total income or loss from investment operations          2.81      (2.47)     (5.51)      1.26       4.32
Less distributions:
  Dividends from net investment income                    (0.23)     (0.20)     (0.20)     (0.21)     (0.18)
  Distributions from net realized gains                      --         --         --      (0.07)        --
                                                       -----------------------------------------------------
  Total distributions                                     (0.23)     (0.20)     (0.20)     (0.28)     (0.18)
                                                       -----------------------------------------------------
Net asset value at end of period                          16.41      13.83      16.50      22.21      21.23
                                                       -----------------------------------------------------
Total return (%)                                          20.62     (15.20)    (24.97)      5.94      25.42

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.19       0.19       0.19       0.19 1     0.19
  Gross operating expenses                                 0.31       0.31       0.31       0.36       0.47
  Net investment income                                    1.63       1.37       1.11       0.98       1.17
Portfolio turnover rate                                       3          8          4          9          3
Net assets, end of period ($ x 1,000,000)                 3,692      3,029      3,563      4,357      3,750

1 The ratio of net operating expenses would have been 0.20% if certain non-routine expenses (proxy fees) had been included.


24 See financial notes.

SCHWAB S&P 500 FUND

                                                        11/1/02-   11/1/01-   11/1/00-   11/1/99-   11/1/98-
E.SHARES(R)                                             10/31/03   10/31/02   10/31/01   10/31/00   10/31/99
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    13.79      16.46      22.17      21.21      17.08
                                                       -----------------------------------------------------
Income or loss from investment operations:
  Net investment income                                    0.23       0.23       0.20       0.20       0.20
  Net realized and unrealized gains or losses              2.56      (2.71)     (5.71)      1.04       4.09
                                                       -----------------------------------------------------
  Total income or loss from investment operations          2.79      (2.48)     (5.51)      1.24       4.29
Less distributions:
  Dividends from net investment income                    (0.21)     (0.19)     (0.20)     (0.21)     (0.16)
  Distributions from net realized gains                      --         --         --      (0.07)        --
                                                       -----------------------------------------------------
  Total distributions                                     (0.21)     (0.19)     (0.20)     (0.28)     (0.16)
                                                       -----------------------------------------------------
Net asset value at end of period                          16.37      13.79      16.46      22.17      21.21
                                                       -----------------------------------------------------
Total return (%)                                          20.55     (15.32)    (25.02)      5.84      25.28

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.28       0.28       0.28       0.28 1     0.28
  Gross operating expenses                                 0.31       0.31       0.31       0.36       0.48
  Net investment income                                    1.54       1.28       1.02       0.88       1.08
Portfolio turnover rate                                       3          8         4           9          3
Net assets, end of period ($ x 1,000,000)                   246        220        304        441        435

1 The ratio of net operating expenses would have been 0.29% if certain non-routine expenses (proxy fees) had been included.


                                                        See financial notes. 25

SCHWAB S&P 500 FUND

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

 /  Issuer is affiliated with the fund's adviser


                                                      COST          MARKET VALUE
HOLDINGS BY CATEGORY                                ($x1,000)         ($x1,000)
--------------------------------------------------------------------------------
 99.8%     COMMON STOCK                             7,270,728         7,431,392

  0.1%     SHORT-TERM
           INVESTMENT                                   9,324             9,324

  0.0%     U.S. TREASURY
           OBLIGATIONS                                    838               839
--------------------------------------------------------------------------------
 99.9%     TOTAL INVESTMENTS                        7,280,890         7,441,555

 16.2%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN                       1,208,122         1,208,122

(16.1)%    OTHER ASSETS AND
           LIABILITIES, NET                                          (1,202,293)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                            7,447,384

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.8% of net assets

      AEROSPACE / DEFENSE 1.6%
      --------------------------------------------------------------------------
      The Boeing Co. 644,022                                              24,788
      Crane Co. 44,919                                                     1,262
      General Dynamics Corp. 149,982                                      12,553
      Goodrich Corp. 88,739                                                2,451
      Lockheed Martin Corp. 345,596                                       16,022
      Northrop Grumman Corp. 142,372                                      12,728
      Raytheon Co. 315,772                                                 8,362
      Rockwell Automation, Inc. 139,698                                    4,338
      Rockwell Collins, Inc. 135,398                                       3,717
      Textron, Inc. 104,629                                                5,199
      United Technologies Corp. 358,313                                   30,345
                                                                   -------------
                                                                         121,765
      AIR TRANSPORTATION 1.3%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc. 94,113                                         1,225
      FedEx Corp. 229,042                                                 17,352
      Sabre Holdings Corp. 106,153                                         2,326
      Southwest Airlines Co. 597,218                                      11,586
      United Parcel Service, Inc., Class B 860,669                        62,416
                                                                   -------------
                                                                          94,905
      ALCOHOLIC BEVERAGES 0.5%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B 26,531                                     1,487
      Anheuser-Busch Cos., Inc. 633,134                                   31,188
      Brown-Forman Corp., Class B 45,734                                   3,859
                                                                   -------------
                                                                          36,534
      APPAREL 0.3%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc. 96,343                                     3,324
      Liz Claiborne, Inc. 83,728                                           3,089
      Nike, Inc., Class B 203,117                                         12,978
      Reebok International Ltd. 43,859                                     1,708
      VF Corp. 84,078                                                      3,569
                                                                   -------------
                                                                          24,668
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.1%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co. 52,866                                      1,039
      Cummins, Inc. 33,451                                                 1,586
      Dana Corp. 110,209                                                   1,794
      Danaher Corp. 117,589                                                9,742
      Delphi Corp. 420,900                                                 3,746
      Eaton Corp. 57,948                                                   5,809
      Ford Motor Co. 1,396,612                                            16,941
      General Motors Corp. 428,528                                        18,285
      Genuine Parts Co. 132,090                                            4,203
    o Goodyear Tire & Rubber Co. 123,681                                     849
      Harley-Davidson, Inc. 232,933                                       11,043
    o Navistar International Corp. 50,800                                  2,054
      Visteon Corp. 99,156                                                   641
                                                                   -------------
                                                                          77,732
      BANKS 7.7%
      --------------------------------------------------------------------------
      AmSouth Bancorp. 267,065                                             6,308
      Bank of America Corp. 1,145,433                                     86,744


26 See financial notes.

SCHWAB S&P 500 FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      The Bank of New York
      Co., Inc. 590,514                                                   18,418
      Bank One Corp. 863,815                                              36,669
      BB&T Corp. 410,959                                                  15,892
      Comerica, Inc. 133,259                                               6,860
      Fifth Third Bancorp 437,905                                         25,381
      First Tennessee National Corp. 96,900                                4,395
      FleetBoston Financial Corp. 803,127                                 32,438
      Huntington Bancshares, Inc. 171,950                                  3,724
      J.P. Morgan Chase & Co. 1,559,224                                   55,976
      KeyCorp, Inc. 321,765                                                9,090
      Marshall & Ilsley Corp. 173,996                                      6,233
      Mellon Financial Corp. 327,413                                       9,780
      National City Corp. 470,473                                         15,366
      North Fork Bancorp., Inc. 119,300                                    4,650
      Northern Trust Corp. 167,112                                         7,762
      PNC Financial Services Group, Inc. 215,427                          11,540
      Regions Financial Corp. 170,436                                      6,264
      SouthTrust Corp. 260,207                                             8,288
      State Street Corp. 256,511                                          13,431
      SunTrust Banks, Inc. 215,349                                        14,444
      Synovus Financial Corp. 228,432                                      6,305
      U.S. Bancorp 1,471,491                                              40,054
      Union Planters Corp. 149,052                                         4,959
      Wachovia Corp. 1,017,821                                            46,687
      Wells Fargo & Co. 1,284,657                                         72,352
      Zions Bancorp. 70,147                                                4,299
                                                                   -------------
                                                                         574,309
      BUSINESS MACHINES & SOFTWARE 9.6%
      --------------------------------------------------------------------------
      Adobe Systems, Inc. 179,789                                          7,882
    o Apple Computer, Inc. 278,276                                         6,370
      Autodesk, Inc. 83,954                                                1,616
    o BMC Software, Inc. 172,408                                           2,996
    o Cisco Systems, Inc. 5,366,183                                      112,582
    o Compuware Corp. 281,522                                              1,582
    o Comverse Technology,
      Inc. 142,615                                                         2,573
    o Dell, Inc. 1,964,932                                                70,973
    o EMC Corp. 1,678,655                                                 23,233
    o Gateway, Inc. 234,837                                                1,184
      Hewlett-Packard Co. 2,332,278                                       52,033
  (9) International Business Machines
      Corp. 1,325,093                                                    118,569
    o Lexmark International, Inc.,
      Class A 100,530                                                      7,400
 =(2) Microsoft Corp. 8,270,090                                          216,263
    o NCR Corp. 73,899                                                     2,656
    o Network Appliance, Inc. 261,047                                      6,443
    o Novell, Inc. 278,565                                                 1,635
    o Oracle Corp. 4,004,749                                              47,897
      Pitney Bowes, Inc. 179,015                                           7,357
    o Siebel Systems, Inc. 370,966                                         4,670
    o Sun Microsystems, Inc. 2,446,358                                     9,688
    o Unisys Corp. 248,827                                                 3,822
    o Xerox Corp. 602,360                                                  6,325
                                                                   -------------
                                                                         715,749
      BUSINESS SERVICES 3.9%
      --------------------------------------------------------------------------
    o Allied Waste Industries, Inc. 157,115                                1,772
    o Apollo Group, Inc., Class A 136,300                                  8,659
      Automatic Data Processing, Inc. 455,682                             17,197
    o Cendant Corp. 771,954                                               15,771
      Cintas Corp. 130,305                                                 5,559
    o Citrix Systems, Inc. 130,566                                         3,301
      Computer Associates International, Inc. 443,166                     10,423
    o Computer Sciences Corp. 142,718                                      5,655
    o Concord EFS, Inc. 378,471                                            4,046
    o Convergys Corp. 110,751                                              1,779
      Deluxe Corp. 42,466                                                  1,714
    o eBay, Inc. 493,070                                                  27,582
      Electronic Data Systems Corp. 363,921                                7,806
      Equifax, Inc. 107,607                                                2,630
      First Data Corp. 567,264                                            20,251
    o Fiserv, Inc. 146,264                                                 5,166
      H&R Block, Inc. 136,187                                              6,413
      IMS Health, Inc. 183,907                                             4,327
    o Interpublic Group of Cos., Inc. 298,357                              4,440
    o Intuit, Inc. 156,279                                                 7,811
    o Mercury Interactive Corp. 66,943                                     3,109
    o Monster Worldwide, Inc. 83,965                                       2,139
      Omnicom Group, Inc. 147,364                                         11,760


                                                         See financial notes. 27

SCHWAB S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
    o Parametric Technology Corp. 187,230                                    582
      Paychex, Inc. 289,062                                               11,250
    o PeopleSoft, Inc. 271,701                                             5,641
    o Robert Half International, Inc. 128,524                              3,034
    o Sungard Data Systems, Inc. 218,305                                   6,124
    o Symantec Corp. 116,401                                               7,758
      Tyco International Ltd. 1,525,900                                   31,861
    o Veritas Software Corp. 324,242                                      11,721
      Waste Management, Inc. 451,805                                      11,711
    o Yahoo!, Inc. 494,829                                                21,624
                                                                   -------------
                                                                         290,616
      CHEMICALS 1.4%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc. 175,301                               7,960
      Dow Chemical Co. 700,650                                            26,408
      E.I. du Pont de Nemours & Co. 762,438                               30,803
      Eastman Chemical Co. 59,183                                          1,921
      Ecolab, Inc. 198,798                                                 5,346
      Great Lakes Chemical Corp. 35,237                                      758
    o Hercules, Inc. 82,003                                                  857
      Monsanto Co. 197,498                                                 4,947
      PPG Industries, Inc. 132,163                                         7,619
      Praxair, Inc. 127,294                                                8,857
      Rohm & Haas Co. 170,959                                              6,719
      Sigma-Aldrich Corp. 52,726                                           2,765
                                                                   -------------
                                                                         104,960
      CONSTRUCTION 0.4%
      --------------------------------------------------------------------------
      Centex Corp. 48,868                                                  4,765
      Fluor Corp. 64,302                                                   2,384
      KB Home 34,866                                                       2,388
      Masco Corp. 357,473                                                  9,831
      Pulte Homes, Inc. 46,575                                             4,029
      The Sherwin-Williams Co. 114,364                                     3,836
      The Stanley Works 62,640                                             2,088
      Vulcan Materials Co. 78,918                                          3,497
                                                                   -------------
                                                                          32,818
      CONSUMER DURABLES 0.2%
      --------------------------------------------------------------------------
      Black & Decker Corp. 58,086                                          2,777
      Leggett & Platt, Inc. 146,312                                        3,057
      Maytag Corp. 57,971                                                  1,473
      Newell Rubbermaid, Inc. 209,537                                      4,777
      Whirlpool Corp. 53,431                                               3,765
                                                                   -------------
                                                                          15,849
      CONTAINERS 0.1%
      --------------------------------------------------------------------------
      Ball Corp. 44,056                                                    2,476
      Bemis Co. 40,729                                                     1,883
    o Pactiv Corp. 122,064                                                 2,691
    o Sealed Air Corp. 63,771                                              3,395
                                                                   -------------
                                                                          10,445
      ELECTRONICS 6.2%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc. 603,138                                 1,538
    o Advanced Micro Devices, Inc. 259,913                                 3,951
    o Agilent Technologies, Inc. 360,875                                   8,993
    o Altera Corp. 290,881                                                 5,885
      American Power Conversion Corp. 153,555                              3,106
    o Analog Devices, Inc. 277,883                                        12,319
    o Andrew Corp. 114,924                                                 1,503
    o Applied Materials, Inc. 1,264,942                                   29,562
    o Applied Micro Circuits Corp. 226,273                                 1,317
    o Broadcom Corp., Class A 224,933                                      7,187
    o CIENA Corp. 351,972                                                  2,256
  (7) Intel Corp. 4,981,205                                              164,629
      ITT Industries, Inc. 73,010                                          4,964
    o Jabil Circuit, Inc. 149,319                                          4,159
    o JDS Uniphase Corp. 1,081,585                                         3,840
    o KLA-Tencor Corp. 147,010                                             8,428
      Linear Technology Corp. 239,108                                     10,188
    o LSI Logic Corp. 285,590                                              2,639
    o Lucent Technologies, Inc. 3,170,104                                 10,144
      Maxim Integrated Products, Inc. 248,749                             12,365
    o Micron Technology, Inc. 465,235                                      6,671
      Molex, Inc. 146,907                                                  4,611
      Motorola, Inc. 1,779,352                                            24,075
    o National Semiconductor
      Corp. 138,754                                                        5,638
    o Novellus Systems, Inc. 115,539                                       4,771
    o Nvidia Corp. 116,965                                                 2,068
      PerkinElmer, Inc. 92,308                                             1,662
    o PMC - Sierra, Inc. 128,086                                           2,327


28 See financial notes.

SCHWAB S&P 500 FUND

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
    o Power-One, Inc. 62,573                                                 567
    o QLogic Corp. 70,738                                                  3,965
      Qualcomm, Inc. 605,918                                              28,781
    o Sanmina--SCI Corp. 398,529                                           4,204
      Scientific-- Atlanta, Inc. 112,699                                   3,336
    o Solectron Corp. 623,609                                              3,455
      Symbol Technologies, Inc. 173,927                                    2,172
      Tektronix, Inc. 65,499                                               1,681
    o Tellabs, Inc. 312,653                                                2,354
    o Teradyne, Inc. 140,324                                               3,197
      Texas Instruments, Inc. 1,322,847                                   38,257
    o Thermo Electron Corp. 123,063                                        2,705
    o Thomas & Betts Corp. 44,556                                            793
    o Waters Corp. 96,300                                                  3,027
    o Xilinx, Inc. 259,666                                                 8,231
                                                                   -------------
                                                                         457,521
      ENERGY: RAW MATERIALS 1.3%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp. 191,717                                     8,363
      Apache Corp. 126,190                                                 8,798
      Baker Hughes, Inc. 256,086                                           7,237
    o BJ Services Co. 119,400                                              3,917
      Burlington Resources, Inc. 154,522                                   7,516
      Devon Energy Corp. 178,337                                           8,649
      EOG Resources, Inc. 90,133                                           3,798
      Halliburton Co. 333,008                                              7,952
    o Noble Corp. 103,457                                                  3,552
      Occidental Petroleum Corp. 291,610                                  10,282
    o Rowan Cos., Inc. 69,670                                              1,669
      Schlumberger Ltd. 445,787                                           20,939
                                                                   -------------
                                                                          92,672
      FOOD & AGRICULTURE 3.7%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co. 487,407                                   6,994
      Campbell Soup Co. 314,009                                            8,139
      The Coca-Cola Co. 1,881,619                                         87,307
      Coca-Cola Enterprises, Inc. 342,039                                  6,896
      ConAgra Foods, Inc. 410,504                                          9,786
      General Mills, Inc. 287,030                                         12,873
      H.J. Heinz Co. 270,171                                               9,545
      Hershey Foods Corp. 101,553                                          7,830
      Kellogg Co. 310,527                                                 10,288
      McCormick & Co., Inc. 106,601                                        3,160
      The Pepsi Bottling Group, Inc. 210,342                               4,689
      PepsiCo, Inc. 1,322,394                                             63,237
      Sara Lee Corp. 591,138                                              11,781
      Supervalu, Inc. 102,901                                              2,595
      Sysco Corp. 496,710                                                 16,719
      Wm. Wrigley Jr. Co. 174,311                                          9,831
                                                                   -------------
                                                                         271,670
      GOLD 0.2%
      --------------------------------------------------------------------------
      Newmont Mining Corp. 310,851                                        13,609

      HEALTHCARE / DRUGS & MEDICINE 12.9%
      --------------------------------------------------------------------------
      Abbott Laboratories 1,193,733                                       50,877
      Allergan, Inc. 99,596                                                7,531
      AmerisourceBergen Corp. 85,453                                       4,851
    o Amgen, Inc. 986,839                                                 60,947
    o Anthem, Inc. 105,740                                                 7,236
      Applied Biosystems Group--
      Applera Corp. 157,833                                                3,643
      Bausch & Lomb, Inc. 39,537                                           1,904
      Baxter International, Inc. 463,802                                  12,328
      Becton Dickinson & Co. 194,976                                       7,128
    o Biogen, Inc. 113,407                                                 4,590
      Biomet, Inc. 194,456                                                 6,973
    o Boston Scientific Corp. 314,266                                     21,282
      Bristol-Myers Squibb Co. 1,480,008                                  37,548
      C.R. Bard, Inc. 41,129                                               3,292
      Cardinal Health, Inc. 342,274                                       20,311
    o Chiron Corp. 142,078                                                 7,762
      Eli Lilly & Co. 857,927                                             57,155
    o Express Scripts, Inc. 60,000                                         3,295
    o Forest Laboratories, Inc. 280,240                                   14,015
    o Genzyme Corp. -- General
      Division 169,186                                                     7,766
      Guidant Corp. 235,874                                               12,032
      HCA, Inc. 379,922                                                   14,532
      Health Management Associates, Inc.,
      Class A 180,429                                                      3,996


                                                         See financial notes. 29

SCHWAB S&P 500 FUND

 PORTFOLIO HOLDINGS continued

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
    o Humana, Inc. 124,343                                                 2,523
 (10) Johnson & Johnson 2,272,356                                        114,368
    o King Pharmaceuticals, Inc. 187,724                                   2,515
      Manor Care, Inc. 67,759                                              2,255
      McKesson Corp. 220,583                                               6,677
    o Medco Health Solutions, Inc. 204,639                                 6,794
    o Medimmune, Inc. 193,581                                              5,161
      Medtronic, Inc. 932,124                                             42,477
      Merck & Co., Inc. 1,713,842                                         75,838
  (4) Pfizer, Inc. 5,955,711                                             188,200
    o Quest Diagnostics 81,055                                             5,483
      Schering-Plough Corp. 1,121,384                                     17,124
    o St. Jude Medical, Inc. 131,142                                       7,627
      Stryker Corp. 153,897                                               12,483
    o Tenet Healthcare Corp. 360,505                                       4,975
      UnitedHealth Group, Inc. 455,766                                    23,189
    o Watson Pharmaceuticals, Inc. 83,237                                  3,269
    o WellPoint Health
      Networks, Inc. 111,422                                               9,905
      Wyeth 1,020,382                                                     45,040
    o Zimmer Holdings, Inc. 176,192                                       11,243
                                                                   -------------
                                                                         958,140
      HOUSEHOLD PRODUCTS 2.3%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B 43,951                                   2,786
      Avon Products, Inc. 181,527                                         12,337
      Clorox Co. 165,110                                                   7,479
      Colgate-Palmolive Co. 412,739                                       21,954
      The Gillette Co. 780,677                                            24,904
      International Flavors &
      Fragrances, Inc. 69,728                                              2,308
      Procter & Gamble Co. 992,513                                        97,554
                                                                   -------------
                                                                         169,322
      INSURANCE 4.8%
      --------------------------------------------------------------------------
      ACE Ltd. 212,000                                                     7,632
      Aetna, Inc. 117,847                                                  6,766
      AFLAC, Inc. 393,064                                                 14,339
      The Allstate Corp. 537,300                                          21,223
      AMBAC Financial Group, Inc. 83,554                                   5,911
  (8) American International
      Group, Inc. 1,996,450                                              121,444
      AON Corp. 238,426                                                    5,221
      Chubb Corp. 143,077                                                  9,559
      CIGNA Corp. 108,571                                                  6,194
      Cincinnati Financial Corp. 123,208                                   5,042
      Hartford Financial Services
      Group, Inc. 215,567                                                 11,835
      Jefferson-Pilot Corp. 110,614                                        5,281
      John Hancock Financial Services, Inc. 222,007                        7,848
      Lincoln National Corp. 137,597                                       5,494
      Loews Corp. 142,787                                                  6,140
      Marsh & McLennan Cos., Inc. 409,020                                 17,486
      MBIA, Inc. 110,393                                                   6,580
      Metlife, Inc. 582,118                                               18,278
      MGIC Investment Corp. 77,579                                         3,980
      Principal Financial Group, Inc. 246,724                              7,735
      The Progressive Corp. 166,968                                       12,322
      Prudential Financial, Inc. 419,100                                  16,194
      Safeco Corp. 104,621                                                 3,839
      St. Paul Cos., Inc. 174,394                                          6,650
      Torchmark Corp. 86,710                                               3,805
      Travelers Property Casualty Corp.,
      Class B 765,599                                                     12,533
      UnumProvident Corp. 225,526                                          3,692
      XL Capital Ltd., Class A 104,565                                     7,267
                                                                   -------------
                                                                         360,290
      MEDIA 3.8%
      --------------------------------------------------------------------------
      Clear Channel
      Communications, Inc. 471,722                                        19,256
    o Comcast Corp., Class A 1,722,610                                    58,431
      Dow Jones & Co., Inc. 64,009                                         3,327
      Gannett Co., Inc. 205,769                                           17,307
      Knight-Ridder, Inc. 61,087                                           4,479
      The McGraw-Hill Cos., Inc. 148,062                                   9,913
      Meredith Corp. 39,218                                                1,903
      New York Times Co., Class A 113,850                                  5,411
      R.R. Donnelley & Sons Co. 83,996                                     2,184
    o Time Warner, Inc. 3,450,276                                         52,755
      Tribune Co. 239,639                                                 11,754
    o Univision Communications, Inc.,
      Class A 245,184                                                      8,324


30 See financial notes.

SCHWAB S&P 500 FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Viacom, Inc., Class B 1,341,869                                     53,500
      The Walt Disney Co. 1,564,105                                       35,411
                                                                   -------------
                                                                         283,955
      MISCELLANEOUS 0.6%
      --------------------------------------------------------------------------
      3M Co. 598,376                                                      47,194

      MISCELLANEOUS FINANCE 8.1%
      --------------------------------------------------------------------------
      American Express Co. 983,481                                        46,155
      The Bear Stearns Cos., Inc. 75,729                                   5,774
      Capital One Financial Corp. 173,711                                 10,562
    / The Charles Schwab Corp. 1,031,750                                  13,991
      Charter One Financial, Inc. 173,453                                  5,544
  (5) Citigroup, Inc. 3,942,239                                          186,862
      Countrywide Financial Corp. 105,616                                 11,102
      Fannie Mae 744,727                                                  53,389
      Federated Investors, Inc., Class B 81,300                            2,248
      Franklin Resources, Inc. 193,688                                     9,185
      Freddie Mac 533,902                                                 29,968
      Golden West Financial Corp. 116,305                                 11,680
      Goldman Sachs Group, Inc. 361,500                                   33,945
      Janus Capital Group, Inc. 178,307                                    2,521
      Lehman Brothers Holdings, Inc. 186,004                              13,392
      MBNA Corp. 977,593                                                  24,195
      Merrill Lynch & Co., Inc. 716,334                                   42,407
      Moody's Corp. 116,409                                                6,732
      Morgan Stanley 831,439                                              45,621
    o Providian Financial Corp. 216,172                                    2,402
      SLM Corp. 343,683                                                   13,459
      T. Rowe Price Group, Inc. 95,307                                     3,922
      Washington Mutual, Inc. 706,221                                     30,897
                                                                   -------------
                                                                         605,953
      NON-DURABLES & ENTERTAINMENT 1.2%
      --------------------------------------------------------------------------
    o American Greetings Corp.,
      Class A 56,888                                                       1,214
      Darden Restaurants, Inc. 126,412                                     2,648
    o Electronic Arts, Inc. 111,378                                       11,031
      Fortune Brands, Inc. 112,791                                         7,348
      Hasbro, Inc. 129,312                                                 2,819
      International Game
      Technology 264,552                                                   8,664
      Mattel, Inc. 335,693                                                 6,499
      McDonald's Corp. 972,896                                            24,332
    o Starbucks Corp. 298,059                                              9,419
      Tupperware Corp. 43,789                                                659
      Wendy's International, Inc. 85,337                                   3,162
    o Yum! Brands, Inc. 222,998                                            7,613
                                                                   -------------
                                                                          85,408
      NON-FERROUS METALS 0.4%
      --------------------------------------------------------------------------
      Alcoa, Inc. 646,687                                                 20,416
      Engelhard Corp. 95,939                                               2,742
      Freeport-McMoran Copper
      & Gold, Inc., Class B 126,715                                        4,910
    o Phelps Dodge Corp. 68,480                                            4,228
                                                                   -------------
                                                                          32,296
      OIL: DOMESTIC 0.9%
      --------------------------------------------------------------------------
      Amerada Hess Corp. 70,261                                            3,627
      Ashland, Inc. 53,145                                                 1,979
      ConocoPhillips 521,248                                              29,789
      Kerr-McGee Corp. 75,470                                              3,132
      Marathon Oil Corp. 236,579                                           6,996
    o Nabors Industries Ltd. 111,107                                       4,200
      Sunoco, Inc. 57,302                                                  2,508
    o Transocean, Inc. 240,599                                             4,617
      Unocal Corp. 197,422                                                 6,254
                                                                   -------------
                                                                          63,102
      OIL: INTERNATIONAL 3.3%
      --------------------------------------------------------------------------
      ChevronTexaco Corp. 818,957                                         60,848
  (6) Exxon Mobil Corp. 5,078,347                                        185,766
                                                                   -------------
                                                                         246,614
      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
    o Corning, Inc. 1,013,875                                             11,132
      Eastman Kodak Co. 220,974                                            5,399
                                                                   -------------
                                                                          16,531
      PAPER & FOREST PRODUCTS 0.8%
      --------------------------------------------------------------------------
      Boise Cascade Corp. 43,653                                           1,225
      Georgia-Pacific Corp. 193,318                                        5,080
      International Paper Co. 364,813                                     14,355


                                                         See financial notes. 31

SCHWAB S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Kimberly-Clark Corp. 388,900                                        20,538
    o Louisiana-Pacific Corp. 79,408                                       1,510
      MeadWestvaco Corp. 151,777                                           3,934
      Temple-Inland, Inc. 41,926                                           2,265
      Weyerhaeuser Co. 168,097                                            10,125
                                                                   -------------
                                                                          59,032
      PRODUCER GOODS & MANUFACTURING 4.8%
      --------------------------------------------------------------------------
    o American Standard
      Cos., Inc. 55,900                                                    5,350
      Avery Dennison Corp. 83,772                                          4,405
      Caterpillar, Inc. 263,101                                           19,280
      Cooper Industries Ltd., Class A 72,442                               3,832
      Deere & Co. 182,292                                                 11,051
      Dover Corp. 153,706                                                  5,998
      Emerson Electric Co. 322,181                                        18,284
 =(1) General Electric Co. 7,662,270                                     222,282
      Honeywell International, Inc. 655,680                               20,070
      Illinois Tool Works, Inc. 238,165                                   17,517
      Ingersoll-Rand Co., Class A 132,964                                  8,031
      Johnson Controls, Inc. 69,334                                        7,455
    o Millipore Corp. 37,784                                               1,657
      Pall Corp. 92,974                                                    2,176
      Parker Hannifin Corp. 91,418                                         4,660
      Snap-On, Inc. 44,189                                                 1,296
      W.W. Grainger, Inc. 68,199                                           3,122
                                                                   -------------
                                                                         356,466
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
      Burlington Northern
      Santa Fe Corp. 284,277                                               8,227
      CSX Corp. 163,740                                                    5,210
      Norfolk Southern Corp. 294,282                                       5,930
      Union Pacific Corp. 197,337                                         12,353
                                                                   -------------
                                                                          31,720
      REAL PROPERTY 0.4%
      --------------------------------------------------------------------------
      Apartment Investment &
      Management Co., Class A 72,500                                       2,965
      Equity Office Properties Trust 306,006                               8,571
      Equity Residential 208,829                                           6,108
      Plum Creek Timber Co., Inc. 144,500                                  3,808
      ProLogis 138,400                                                     4,088
      Simon Property Group, Inc. 145,800                                   6,573
                                                                   -------------
                                                                          32,113
      RETAIL 7.4%
      --------------------------------------------------------------------------
      Albertson's, Inc. 282,510                                            5,732
    o Autonation, Inc. 214,100                                             4,004
    o AutoZone, Inc. 68,977                                                6,629
    o Bed, Bath & Beyond, Inc. 226,687                                     9,575
    o Best Buy Co., Inc. 247,472                                          14,430
    o Big Lots, Inc. 87,567                                                1,314
      Circuit City Stores, Inc. 158,574                                    1,513
    o Costco Wholesale Corp. 349,933                                      12,377
      CVS Corp. 299,627                                                   10,541
      Dillards, Inc., Class A 62,888                                       1,017
      Dollar General Corp. 253,824                                         5,704
      Family Dollar Stores, Inc. 132,990                                   5,800
      Federated Department Stores, Inc. 143,646                            6,830
      The Gap, Inc. 682,936                                               13,030
      Home Depot, Inc. 1,756,211                                          65,103
      J.C. Penney Co., Inc.
      Holding Co. 208,006                                                  4,919
    o Kohl's Corp. 259,771                                                14,565
    o Kroger Co. 571,485                                                   9,995
      Limited Brands, Inc. 397,498                                         6,996
      Lowe's Cos., Inc. 600,019                                           35,359
      The May Department Stores Co. 217,801                                6,090
      Nordstrom, Inc. 104,076                                              3,173
    o Office Depot, Inc. 233,133                                           3,481
      RadioShack Corp. 126,108                                             3,782
    o Safeway, Inc. 337,377                                                7,119
      Sears, Roebuck & Co. 218,510                                        11,500
    o Staples, Inc. 373,442                                               10,016
      Target Corp. 697,715                                                27,727
      Tiffany & Co. 109,553                                                5,198
      TJX Cos., Inc. 392,966                                               8,248
    o Toys `R' Us, Inc. 160,316                                            2,084
 =(3) Wal-Mart Stores, Inc. 3,343,641                                    197,108
      Walgreen Co. 782,744                                                27,255
      Winn-Dixie Stores, Inc. 105,395                                        853
                                                                   -------------
                                                                         549,067


32 See financial notes.

SCHWAB S&P 500 FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      STEEL 0.1%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc. 60,584                                    463
      Nucor Corp. 58,905                                                   3,230
      United States Steel Corp. 75,446                                     1,784
      Worthington Industries, Inc. 69,657                                  1,016
                                                                   -------------
                                                                           6,493
      TELEPHONE 3.4%
      --------------------------------------------------------------------------
      Alltel Corp. 237,668                                                11,235
      AT&T Corp. 602,440                                                  11,199
    o AT&T Wireless
      Services, Inc. 2,068,032                                            14,993
    o Avaya, Inc. 316,675                                                  4,098
      BellSouth Corp. 1,410,708                                           37,116
      CenturyTel, Inc. 109,133                                             3,902
    o Citizens Communications Co. 211,157                                  2,629
    o Nextel Communications, Inc.,
      Class A 788,871                                                     19,091
    o Qwest Communications
      International, Inc. 1,282,142                                        4,526
      SBC Communications, Inc. 2,540,633                                  60,924
      Sprint Corp. (FON Group) 688,155                                    11,010
    o Sprint Corp. (PCS Group) 788,062                                     3,428
      Verizon Communications, Inc. 2,107,422                              70,809
                                                                   -------------
                                                                         254,960
      TOBACCO 1.1%
      --------------------------------------------------------------------------
      Altria Group, Inc. 1,553,865                                        72,255
      R.J. Reynolds Tobacco Holdings, Inc. 63,900                          3,069
      UST, Inc. 125,374                                                    4,265
                                                                   -------------
                                                                          79,589
      TRAVEL & RECREATION 0.5%
      --------------------------------------------------------------------------
      Brunswick Corp. 66,972                                               1,987
      Carnival Corp. 480,912                                              16,789
      Harrah's Entertainment, Inc. 86,097                                  3,745
      Hilton Hotels Corp. 284,697                                          4,510
      Marriott International, Inc., Class A 178,134                        7,695
      Starwood Hotels & Resorts
      Worldwide, Inc. 153,921                                              5,192
                                                                   -------------
                                                                          39,918
      TRUCKING & FREIGHT 0.1%
      --------------------------------------------------------------------------
      Paccar, Inc. 89,970                                                  7,104
      Ryder Systems, Inc. 50,813                                           1,524
                                                                   -------------
                                                                           8,628
      UTILITIES: ELECTRIC & GAS 2.8%
      --------------------------------------------------------------------------
    o The AES Corp. 472,190                                                4,132
    o Allegheny Energy, Inc. 93,242                                          987
      Ameren  Corp. 124,880                                                5,576
      American Electric Power Co., Inc. 300,085                            8,459
    o Calpine Corp. 283,341                                                1,306
      Centerpoint Energy, Inc. 226,615                                     2,223
      Cinergy Corp. 136,058                                                4,940
    o CMS Energy Corp. 109,346                                               888
      Consolidated Edison, Inc. 171,470                                    6,939
      Constellation Energy Group, Inc. 128,786                             4,684
      Dominion Resources, Inc. 246,282                                    15,171
      DTE Energy Co. 130,383                                               4,809
      Duke Energy Corp. 690,912                                           12,540
    o Dynegy, Inc., Class A 276,351                                        1,108
    o Edison International 247,077                                         4,870
      El Paso Corp. 457,625                                                3,359
      Entergy Corp. 174,608                                                9,411
      Exelon Corp. 250,396                                                15,888
      FirstEnergy Corp. 247,745                                            8,520
      FPL Group, Inc. 139,198                                              8,873
      KeySpan Corp. 122,365                                                4,279
      Kinder Morgan, Inc. 93,339                                           4,998
      Nicor, Inc. 31,789                                                   1,090
      NiSource, Inc. 200,255                                               4,147
      Peoples Energy Corp. 27,820                                          1,125
    o PG&E Corp. 315,720                                                   7,719
      Pinnacle West Capital Corp. 70,250                                   2,568
      PPL Corp. 134,648                                                    5,375
      Progress Energy, Inc. 185,355                                        7,989
      Public Service Enterprise Group, Inc. 174,439                        7,129
      Sempra Energy 170,781                                                4,748
      The Southern Co. 555,055                                            16,541
      TECO Energy, Inc. 142,669                                            1,873


                                                         See financial notes. 33

SCHWAB S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TXU Corp. 244,850                                                    5,588
      Williams Cos., Inc. 390,973                                          3,988
      Xcel Energy, Inc. 301,175                                            4,939
                                                                   -------------
                                                                         208,779

      SHORT-TERM INVESTMENT
      0.1% of net assets

      Provident Institutional
      TempFund 9,323,808                                                   9,324

      SECURITY                                      FACE VALUE
        RATE, MATURITY DATE                        ($ x 1,000)
      U.S. TREASURY OBLIGATIONS
      0.0% of net assets

    = U.S. Treasury Bills
        0.82%-0.93%, 12/18/03                              840               839

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

      SECURITY                                      FACE VALUE
        RATE, MATURITY DATE                        ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      16.2% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      --------------------------------------------------------------------------
      American Express Centurion Bank
        1.11%, 12/12/03                                 21,686            21,686
        1.11%, 01/27/04                                 24,508            24,508
      American Express Credit Corp.
        1.11%, 04/16/04                                 24,676            24,676
        1.09%, 05/13/04                                 21,248            21,248
      Canadian Imperial Bank Corp.
        1.09%, 05/28/04                                 24,965            24,965
      CC USA, Inc.
        1.08%, 11/17/03                                  8,073             8,056
      Concord Minutemen Capital Corp.
        1.11%, 01/09/04                                 38,078            37,978
        1.08%, 11/14/03                                 16,884            16,852
        1.08%, 11/18/03                                 38,674            38,594
        1.07%, 11/19/03                                 39,095            39,065
      Crown Point Funding Corp.
        1.11%, 01/16/04                                 33,641            33,559
        1.08%, 11/14/03                                 21,970            21,926
      Depfa Bank PLC
        1.08%, 11/18/03                                 30,539            30,456
      Fairway Finance Corp.
        1.10%, 01/12/04                                 61,443            61,267
      General Electric Capital Corp.
        1.08%, 05/10/04                                 13,115            13,115
      Lexington Parker
        1.07%, 11/06/03                                 25,960            25,936
      Svenska Handelsbanken
        1.39%, 10/27/04                                 18,012            18,010
      Tulip Funding Corp.
        1.07%, 11/10/03                                 24,004            23,981
      Westdeutsche Landesbank AG
        1.09%, 09/23/04                                 25,550            25,545
        1.09%, 09/29/04                                 25,840            25,834
        1.08%, 10/12/04                                  5,080             5,080
                                                                   -------------
                                                                         542,337
      SHORT-TERM INVESTMENTS
      -------------------------------------------------------------------------
      Wells Fargo Bank, Time Deposit

        1.06%, 11/03/03                                 80,842            80,842

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES
      --------------------------------------------------------------------------
      Institutional Money Market
      Trust 584,942,519                                                  584,943

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.


34 See financial notes.

SCHWAB S&P 500 FUND

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value
  (including $1,166,865 of securities on loan)                       $7,441,555 a
Collateral held for securities on loan                                1,208,122
Receivables:
  Fund shares sold                                                        8,247
  Interest                                                                    9
  Dividends                                                               9,970
  Investments sold                                                        1,517
  Due from broker for futures                                                11
  Income from securities on loan                                            121
Prepaid expenses                                                  +          84
                                                                  --------------
TOTAL ASSETS                                                          8,669,636

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                1,208,122
Payables:
  Fund shares redeemed                                                   13,002
  Investments bought                                                        358
  Investment adviser and administrator fees                                  39
  Transfer agent and shareholder service fees                                40
Accrued expenses                                                  +         691
                                                                  --------------
TOTAL LIABILITIES                                                     1,222,252

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          8,669,636
TOTAL LIABILITIES                                                 -   1,222,252
                                                                  --------------
NET ASSETS                                                           $7,447,384

NET ASSETS BY SOURCE
Capital received from investors                                       7,837,028
Net investment income not yet distributed                                80,919
Net realized capital losses                                            (631,612)
Net unrealized capital gains                                            161,049 b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                      SHARES
SHARE CLASS               NET ASSETS      /      OUTSTANDING       =        NAV
Investor Shares           $3,510,048                 214,555             $16.36
Select Shares(R)          $3,691,726                 224,944             $16.41
e.Shares(R)                 $245,610                  15,007             $16.37

  Unless stated, all numbers x 1,000.

a The fund paid $7,280,890 for these securities. Not counting short-term obligations and government securities, the fund paid $505,804 for securities during the report period and received $214,532 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had forty-three open S&P 500 futures contracts due to expire on December 18, 2003, with an aggregate contract value of $11,282 and net unrealized gains of $384.

FEDERAL TAX DATA
------------------------------------------------------
PORTFOLIO COST                             $7,362,738

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $1,494,337
Losses                                  +  (1,415,520)
                                        --------------
                                              $78,817

UNDISTRIBUTED EARNINGS:
Ordinary income                               $80,917
Long-term capital gains                           $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                         Loss amount
  2008                                        $26,504
  2009                                         50,224
  2010                                        400,268
  2011                                  +      72,382
                                        --------------
                                             $549,378


                                                         See financial notes. 35

SCHWAB S&P 500 FUND

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                           $    115,956
Interest                                                                      86
Securities on loan                                               +         1,082
                                                                 ---------------
TOTAL INVESTMENT INCOME                                                  117,124

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (60,537)
Net realized gains on futures contracts                          +         1,196
                                                                 ---------------
NET REALIZED LOSSES                                                      (59,341)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                    1,201,575
Net unrealized gains on futures contracts                        +           368
                                                                 ---------------
NET UNREALIZED GAINS                                                   1,201,943

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 11,122 a
Transfer agent and shareholder service fees:
  Investor Shares                                                          7,554 b
  Select Shares(R)                                                         3,207 b
  e.Shares(R)                                                                226 b
Trustees' fees                                                                43 c
Custodian fees                                                               183
Portfolio accounting fees                                                    976
Professional fees                                                             64
Registration fees                                                            132
Shareholder reports                                                          636
Interest expense                                                              10
Other expenses                                                   +           134
                                                                 ---------------
Total expenses                                                            24,287
Expense reduction                                                -         6,555 d
                                                                 ---------------
NET EXPENSES                                                              17,732

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  117,124
NET EXPENSES                                                     -        17,732
                                                                 ---------------
NET INVESTMENT INCOME                                                     99,392
NET REALIZED LOSSES                                                      (59,341) e
NET UNREALIZED GAINS                                             +     1,201,943 e
                                                                 ---------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $  1,241,994

Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.20% of the first
  $500 million and 0.17% of the assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, 0.05%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $1,672 from the investment adviser (CSIM) and $4,883 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 29, 2004, as follows:

                            % OF AVERAGE
  SHARE CLASS           DAILY NET ASSETS
  --------------------------------------
  Investor Shares                   0.37
  Select Shares                     0.19
  e.Shares                          0.28

  Prior to March 1, 2003, the limit was 0.35% for the Investor Shares. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $1,142,602.


36 See financial notes.

SCHWAB S&P 500 FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/02-10/31/03     11/1/01-10/31/02
Net investment income                               $99,392              $91,487
Net realized losses                                 (59,341)            (350,232)
Net unrealized gains or losses             +      1,201,943             (899,126)
                                           -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                   1,241,994           (1,157,871)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                      40,628               33,227
Select Shares(R)                                     49,532               44,304
e.Shares(R)                                +          3,378                3,401
                                           -------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME          $93,538              $80,932 a, b

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                       11/1/02-10/31/03       11/1/01-10/31/02
                                      SHARES        VALUE    SHARES        VALUE
SHARES SOLD
Investor Shares                       50,095     $730,445    55,877     $908,494
Select Shares                         51,800      753,457    69,223    1,121,910
e.Shares                          +    4,668       67,061     5,190       83,737
                                  ----------------------------------------------
TOTAL SHARES SOLD                    106,563   $1,550,963   130,290   $2,114,141

SHARES REINVESTED
Investor Shares                        2,857      $39,062     1,850      $31,991
Select Shares                          3,300       45,211     2,314       40,073
e.Shares                          +      224        3,062       178        3,074
                                  ----------------------------------------------
TOTAL SHARES REINVESTED                6,381      $87,335     4,342      $75,138

SHARES REDEEMED
Investor Shares                      (38,573)   ($558,964)  (44,191)   ($692,759)
Select Shares                        (49,150)    (705,422)  (68,436)  (1,061,022)
e.Shares                          +   (5,869)     (84,347)   (7,834)    (123,864)
                                  ----------------------------------------------
TOTAL SHARES REDEEMED                (93,592) ($1,348,733) (120,461) ($1,877,645) c

NET TRANSACTIONS IN
FUND SHARES                           19,352     $289,565    14,171     $311,634

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                       11/1/02-10/31/03       11/1/01-10/31/02
                                      SHARES   NET ASSETS    SHARES   NET ASSETS
Beginning of period                  435,154   $6,009,363   420,983   $6,936,532
Total increase or decrease         +  19,352    1,438,021    14,171     (927,169) d
                                  ----------------------------------------------
END OF PERIOD                        454,506   $7,447,384   435,154   $6,009,363 e

Unless stated, all numbers x 1,000.

a UNAUDITED

  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

                                 CURRENT       PRIOR
                                  PERIOD       PERIOD
  Ordinary Income                $93,538      $80,932
  Long-term capital gains            $--          $--

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

                                 CURRENT           PRIOR
                                  PERIOD          PERIOD
  Investor Shares                   $236            $423
  Select Shares                      302             438
  e.Shares                   +        22     +        28
                             -----------     -----------
  TOTAL                             $560            $889

  Dollar amounts are net of the redemption proceeds.

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $80,919 and $75,065 for the current period and prior period, respectively.

  Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS(R)
  All Equity Portfolio                 2.6%
  Growth Portfolio                     1.9%
  Balanced Portfolio                   1.2%
  Conservative Portfolio               0.6%


                                                         See financial notes. 37

SCHWAB 1000 FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                        11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
INVESTOR SHARES                                         10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    25.25       29.57       39.95       37.12       29.90
                                                        ----------------------------------------------------------------------------
Income or loss from investment operations:
     Net investment income                                 0.33        0.31        0.26        0.26        0.26
     Net realized and unrealized gains or losses           4.99       (4.36)     (10.40)       2.83        7.21
                                                        ----------------------------------------------------------------------------
     Total income or loss from investment operations       5.32       (4.05)     (10.14)       3.09        7.47
Less distributions:
     Dividends from net investment income                 (0.32)      (0.27)      (0.24)      (0.26)      (0.25)
                                                        ----------------------------------------------------------------------------
Net asset value at end of period                          30.25       25.25       29.57       39.95       37.12
                                                        ----------------------------------------------------------------------------
Total return (%)                                          21.34      (13.87)     (25.50)       8.34       25.12

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
     Net operating expenses                                0.49        0.46        0.46        0.46 1      0.46
     Gross operating expenses                              0.51        0.52        0.51        0.51        0.51
     Net investment income                                 1.27        1.04        0.78        0.63        0.78
Portfolio turnover rate                                       5           9           8           9           3
Net assets, end of period ($ x 1,000,000)                 3,974       3,223       3,852       5,083       4,925

1 The ratio of net operating expenses would have been 0.47% if certain non-routine expenses (proxy fees) had been included.


38 See financial notes.

SCHWAB 1000 FUND(R)

                                                        11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
SELECT SHARES(R)                                        10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    25.26       29.58       39.98       37.16       29.93
                                                        ----------------------------------------------------------------------------
Income or loss from investment operations:
     Net investment income                                 0.37        0.35        0.31        0.29        0.30
     Net realized and unrealized gains or losses           4.99       (4.36)     (10.41)       2.84        7.22
                                                        ----------------------------------------------------------------------------
     Total income or loss from investment operations       5.36       (4.01)     (10.10)       3.13        7.52
Less distributions:
     Dividends from net investment income                 (0.35)      (0.31)      (0.30)      (0.31)      (0.29)
                                                        ----------------------------------------------------------------------------
Net asset value at end of period                          30.27       25.26       29.58       39.98       37.16
                                                        ----------------------------------------------------------------------------
Total return (%)                                          21.52      (13.77)     (25.40)       8.46       25.29

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
     Net operating expenses                                0.35        0.35        0.35        0.35 1      0.35
     Gross operating expenses                              0.36        0.37        0.36        0.36        0.37
     Net investment income                                 1.41        1.15        0.89        0.74        0.89
Portfolio turnover rate                                       5           9           8           9           3
Net assets, end of period ($ x 1,000,000)                 1,996       1,588       1,911       2,159       2,214

1 The ratio of net operating expenses would have been 0.36% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 39

SCHWAB 1000 FUND(R)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

 /  Issuer is affiliated with the fund's adviser

                                                         COST       MARKET VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 99.9%       COMMON STOCK                              3,959,733      5,961,669

  0.0%       SHORT-TERM
             INVESTMENT                                      467            467

  0.0%       U.S. TREASURY
             OBLIGATION                                      200            200
--------------------------------------------------------------------------------
 99.9%       TOTAL INVESTMENTS                         3,960,400      5,962,336

 18.2%       COLLATERAL INVESTED FOR
             SECURITIES ON LOAN                        1,085,371      1,085,371

(18.1)%      OTHER ASSETS AND
             LIABILITIES, NET                                        (1,078,074)
--------------------------------------------------------------------------------
100.0%       TOTAL NET ASSETS                                         5,969,633

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.9% of net assets

      AEROSPACE / DEFENSE 1.5%
      --------------------------------------------------------------------------
      The Boeing Co.  453,182                                             17,443
      Crane Co.  31,050                                                      873
      General Dynamics Corp.  108,400                                      9,073
      Goodrich Corp.  61,892                                               1,709
   o  L-3 Communications
      Holdings, Inc.  51,200                                               2,393
      Lockheed Martin Corp.  243,584                                      11,293
      Northrop Grumman Corp.  98,597                                       8,815
      Raytheon Co.  223,000                                                5,905
      Rockwell Automation, Inc.  98,600                                    3,062
      Rockwell Collins, Inc.  95,100                                       2,610
      Textron, Inc.  73,400                                                3,647
      United Technologies Corp.  254,427                                  21,547
                                                                        --------
                                                                          88,370
      AIR TRANSPORTATION 1.1%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  64,200                                          836
      FedEx Corp.  161,160                                                12,210
      Sabre Holdings Corp.  76,100                                         1,667
      Southwest Airlines Co.  421,925                                      8,185
      United Parcel Service, Inc.,
      Class B  607,500                                                    44,056
                                                                       ---------
                                                                          66,954
      ALCOHOLIC BEVERAGES 0.5%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  18,800                                    1,054
      Anheuser-Busch Cos., Inc.  448,800                                  22,108
      Brown-Forman Corp., Class B  33,578                                  2,833
    o Constellation Brands, Inc.,
      Class A  55,700                                                      1,747
                                                                       ---------
                                                                          27,742
      APPAREL 0.4%
      --------------------------------------------------------------------------
    o Coach, Inc.  98,328                                                  3,487
      Jones Apparel Group, Inc.  69,100                                    2,384
      Liz Claiborne, Inc.  58,000                                          2,140
      Nike, Inc., Class B  141,900                                         9,067
      Polo Ralph Lauren Corp.  26,500                                        806
      Reebok International Ltd.  31,200                                    1,215
    o Timberland Co., Class A  19,100                                        992
      VF Corp.  58,600                                                     2,487
                                                                       ---------
                                                                          22,578
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.3%
      --------------------------------------------------------------------------
    o American Axle & Manufacturing
      Holdings, Inc.  27,900                                                 965
      ArvinMeritor, Inc.  35,400                                             594
      BorgWarner, Inc.  14,000                                             1,114
      Carlisle Cos., Inc.  16,000                                            918


40 See financial notes.

SCHWAB 1000 FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Cooper Tire & Rubber Co.  38,300                                       753
      Cummins, Inc.  21,600                                                1,024
      Dana Corp.  77,189                                                   1,257
      Danaher Corp.  83,200                                                6,893
      Delphi Corp.  301,400                                                2,682
      Donaldson Co., Inc.  22,900                                          1,310
      Eaton Corp.  40,700                                                  4,080
      Ford Motor Co.  988,970                                             11,996
      General Motors Corp.  302,934                                       12,926
    o General Motors Corp.,
      Class H  595,294                                                     9,781
      Gentex Corp.  41,600                                                 1,625
      Genuine Parts Co.  92,775                                            2,952
    o Goodyear Tire & Rubber Co.  91,200                                     626
      Harley-Davidson, Inc.  163,300                                       7,742
    o Lear Corp.  36,200                                                   2,103
    o Navistar International Corp.  35,500                                 1,435
      Oshkosh Truck Corp.  17,800                                            816
      Polaris Industries, Inc.  11,900                                     1,019
      Superior Industries
      International, Inc.  14,400                                            612
                                                                       ---------
                                                                          75,223
      BANKS 7.8%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  200,875                                            4,745
      Associated Banc-Corp.  38,825                                        1,598
      Bancorpsouth, Inc.  40,800                                             959
      Bank of America Corp.  808,322                                      61,214
      Bank of Hawaii Corp.  33,750                                         1,330
      The Bank of New York
      Co., Inc.  415,700                                                  12,966
      Bank One Corp.  613,993                                             26,064
      Banknorth Group, Inc.  85,800                                        2,687
      BB&T Corp.  298,681                                                 11,550
      Citizens Banking Corp. Michigan  23,000                                673
      City National Corp.  26,000                                          1,565
      The Colonial BancGroup, Inc.  64,400                                 1,010
      Comerica, Inc.  94,774                                               4,879
      Commerce Bancorp, Inc. N.J.  39,900                                  1,929
      Commerce Bancshares, Inc.  34,848                                    1,669
      Community First Bankshares, Inc.  20,400                               554
      Compass Bancshares, Inc.  68,112                                     2,573
      Cullen/Frost Bankers, Inc.  26,500                                   1,027
      Fifth Third Bancorp  308,930                                        17,906
      First Citizens BancShares, Inc.,
      Class A  6,000                                                         684
      First Midwest Bancorp, Inc. Illinois  25,700                           794
      First Tennessee National Corp.  68,200                               3,094
      FirstMerit Corp.  44,000                                             1,134
      FleetBoston Financial Corp.  568,615                                22,966
      FNB Corp.  23,940                                                      791
      Fulton Financial Corp.  59,187                                       1,222
      Hibernia Corp., Class A  82,000                                      1,852
      Hudson City Bancorp, Inc.  102,500                                   3,540
      Hudson United Bancorp  23,500                                          853
      Huntington Bancshares, Inc.  124,935                                 2,706
      J.P. Morgan Chase & Co.  1,099,990                                  39,490
      KeyCorp, Inc.  227,446                                               6,425
      M&T Bank Corp.  65,801                                               6,179
      Marshall & Ilsley Corp.  123,470                                     4,423
      Mellon Financial Corp.  232,388                                      6,941
      Mercantile Bankshares Corp.  42,575                                  1,804
      National City Corp.  332,400                                        10,856
      National Commerce Financial
      Corp.  108,850                                                       2,990
      North Fork Bancorp., Inc.  85,900                                    3,348
      Northern Trust Corp.  120,850                                        5,613
      Old National Bancorp.  32,962                                          732
      Park National Corp.  7,100                                             830
      Peoples Bank-Bridgeport  32,000                                      1,048
      PNC Financial Services
      Group, Inc.  151,730                                                 8,128
      Popular, Inc.  70,800                                                3,186
      Provident Financial Group, Inc.  25,400                                748
      Regions Financial Corp.  119,065                                     4,376
      Sky Financial Group, Inc.  48,530                                    1,182
      SouthTrust Corp.  184,474                                            5,876
      State Street Corp.  180,100                                          9,430
      SunTrust Banks, Inc.  151,456                                       10,158
      Synovus Financial Corp.  161,762                                     4,465
      TCF Financial Corp.  38,600                                          2,014
      Trustmark Corp.  32,000                                                911
      U.S. Bancorp  1,040,053                                             28,310


                                                         See financial notes. 41

SCHWAB 1000 FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Union Planters Corp.  107,000                                        3,560
      UnionBanCal Corp.  80,200                                            4,344
      United Bankshares, Inc.  21,900                                        662
      Valley National Bancorp  49,599                                      1,451
      Wachovia Corp.  726,220                                             33,312
      Wells Fargo & Co.  906,932                                          51,078
      Westamerica Bancorp.  17,400                                           871
      Whitney Holding Corp.  20,900                                          794
      Wilmington Trust Corp.  34,000                                       1,145
      Zions Bancorp.  49,300                                               3,022
                                                                       ---------
                                                                         466,236
      BUSINESS MACHINES & SOFTWARE 8.9%
      --------------------------------------------------------------------------
    o 3Com Corp.  191,150                                                  1,376
      Adobe Systems, Inc.  124,800                                         5,471
    o Apple Computer, Inc.  196,100                                        4,489
      Autodesk, Inc.  58,700                                               1,130
    o BEA Systems, Inc.  221,900                                           3,084
    o BMC Software, Inc.  122,400                                          2,127
    o Cisco Systems, Inc.  3,792,500                                      79,567
    o Compuware Corp.  196,600                                             1,105
    o Comverse Technology, Inc.  101,200                                   1,826
    o Dell, Inc.  1,387,200                                               50,106
      Diebold, Inc.  39,418                                                2,249
    o EMC Corp.  1,181,700                                                16,355
      Fair Isaac Corp.  26,350                                             1,681
    o Gateway, Inc.  168,600                                                 850
      Hewlett-Packard Co.  1,648,340                                      36,774
      IKON Office Solutions, Inc.  75,000                                    630
  (9) International Business
      Machines Corp.  935,500                                             83,709
    o Juniper Networks, Inc.  207,300                                      3,729
    o Lexmark International, Inc.,
      Class A  69,400                                                      5,109
    o Maxtor Corp.  132,600                                                1,813
      Microchip Technology, Inc.  110,500                                  3,614
 =(2) Microsoft Corp.  5,843,100                                         152,797
    o NCR Corp.  50,651                                                    1,820
    o Network Appliance, Inc.  184,600                                     4,556
    o Novell, Inc.  200,300                                                1,176
    o Oracle Corp.  2,824,114                                             33,776
      Pitney Bowes, Inc.  125,100                                          5,142
    o Sandisk Corp.  41,900                                                3,377
    o Seagate Escrow Security  126,560                                        36
    o Siebel Systems, Inc.  263,200                                        3,314
    o Storage Technology Corp.  57,300                                     1,381
    o Sun Microsystems, Inc.  1,732,800                                    6,862
    o Sybase, Inc.  49,300                                                   882
    o Tech Data Corp.  29,400                                                968
      Total System Services, Inc.  104,400                                 2,879
    o Unisys Corp.  177,450                                                2,726
    o Xerox Corp.  426,050                                                 4,473
                                                                       ---------
                                                                         532,959
      BUSINESS SERVICES 4.1%
      --------------------------------------------------------------------------
    o Affiliated Computer Services, Inc.,
      Class A  70,700                                                      3,459
    o Affymetrix, Inc.  30,400                                               779
    o Allied Waste Industries, Inc.  110,065                               1,241
    o Apollo Group, Inc., Class A  94,750                                  6,019
    o Aramark Corp., Class B  50,400                                       1,347
      Automatic Data Processing, Inc.  321,900                            12,148
    o BearingPoint, Inc.  98,600                                             927
    o The BISYS Group, Inc.  62,600                                          895
    o CACI International, Inc., Class A  14,800                              733
    o Career Education Corp.  56,000                                       2,999
      CDW Corp.  45,700                                                    2,744
    o Cendant Corp.  549,348                                              11,223
    o Ceridian Corp.  80,000                                               1,680
    o Cerner Corp.  18,500                                                   784
      Certegy, Inc.  34,600                                                1,165
    o Checkfree Corp.  41,000                                              1,129
    o ChoicePoint, Inc.  46,666                                            1,635
      Cintas Corp.  92,900                                                 3,963
    o Citrix Systems, Inc.  94,900                                         2,399
      Computer Associates
      International, Inc.  310,779                                         7,309
    o Computer Sciences Corp.  100,696                                     3,990
    o Concord EFS, Inc.  271,524                                           2,903
    o Convergys Corp.  90,200                                              1,449
    o Copart, Inc.  48,000                                                   599
    o Corinthian Colleges, Inc.  24,600                                    1,523


42 See financial notes.

SCHWAB 1000 FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Corporate Executive Board Co.  19,400                                  990
    o D&B Corp.  40,700                                                    1,895
      Deluxe Corp.  32,200                                                 1,300
    o DeVry, Inc.  36,400                                                    883
    o DST Systems, Inc.  64,100                                            2,424
    o eBay, Inc.  347,500                                                 19,439
    o Education Management Corp.  18,400                                   1,162
      Electronic Data Systems Corp.  256,800                               5,508
      Equifax, Inc.  75,900                                                1,855
      First Data Corp.  401,604                                           14,337
    o Fiserv, Inc.  103,589                                                3,659
      Global Payments, Inc.  19,200                                          800
      GTECH Holdings Corp.  31,600                                         1,412
      H&R Block, Inc.  99,900                                              4,704
    o ICOS Corp.  34,300                                                   1,602
      IMS Health, Inc.  129,100                                            3,038
    o Interpublic Group of Cos., Inc.  209,650                             3,120
    o Intuit, Inc.  110,800                                                5,538
    o Invitrogen Corp.  26,900                                             1,711
    o Iron Mountain, Inc.  46,200                                          1,767
    o ITT Educational Services, Inc.  23,700                               1,180
      Jack Henry & Associates, Inc.  45,500                                  909
    o Jacobs Engineering Group, Inc.  30,200                               1,399
    o Lamar Advertising Co.  46,300                                        1,403
      Manpower, Inc.  41,800                                               1,939
    o Mercury Interactive Corp.  46,000                                    2,136
    o Monster Worldwide, Inc.  60,100                                      1,531
      National Instruments Corp.  26,600                                   1,133
    o Network Associates, Inc.  86,500                                     1,205
      Omnicom Group, Inc.  101,900                                         8,132
      Paychex, Inc.  203,842                                               7,933
    o PeopleSoft, Inc.  216,306                                            4,490
    o Peregrine Systems, Inc.  102,600                                        51
    o Perot Systems Corp., Class A  56,400                                   599
    o Pixar, Inc.  28,800                                                  1,982
      Republic Services, Inc.  88,800                                      2,065
      The Reynolds & Reynolds Co.,
      Class A  36,200                                                        983
    o Robert Half International, Inc.  90,200                              2,130
      The ServiceMaster Co.  156,800                                       1,798
    o Stericycle, Inc.  21,700                                             1,002
    o Sungard Data Systems, Inc.  153,800                                  4,314
    o Symantec Corp.  84,000                                               5,599
    o Synopsys, Inc.  82,600                                               2,620
    o VeriSign, Inc.  126,635                                              2,010
    o Veritas Software Corp.  229,079                                      8,281
      Viad Corp.  45,900                                                   1,147
    o Waste Connections, Inc.  14,600                                        506
      Waste Management, Inc.  318,475                                      8,255
    o WebMD Corp.  160,500                                                 1,250
    o Yahoo!, Inc.  362,906                                               15,859
                                                                       ---------
                                                                         246,027
      CHEMICALS 1.4%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  122,200                              5,549
      Airgas, Inc.  37,300                                                   714
      Albemarle Corp.  21,700                                                582
      Cabot Corp.  31,900                                                    890
    o Celgene Corp.  43,000                                                1,793
    o Cytec Industries, Inc.  20,400                                         712
      Dow Chemical Co.  496,552                                           18,715
      E.I. du Pont de Nemours & Co.  538,689                              21,763
      Eastman Chemical Co.  40,125                                         1,303
      Ecolab, Inc.  141,100                                                3,794
      Great Lakes Chemical Corp.  26,200                                     563
      IMC Global, Inc.  59,860                                               419
      Lubrizol Corp.  26,800                                                 812
      Lyondell Chemical Co.  93,800                                        1,341
      Monsanto Co.  140,648                                                3,523
      PPG Industries, Inc.  92,100                                         5,310
      Praxair, Inc.  88,000                                                6,123
      Rohm & Haas Co.  119,114                                             4,681
      RPM International, Inc.  59,800                                        864
      Sigma-Aldrich Corp.  39,200                                          2,056
      Valspar Corp.  26,100                                                1,245
                                                                       ---------
                                                                          82,752
      CONSTRUCTION 0.7%
      --------------------------------------------------------------------------
      Centex Corp.  34,100                                                 3,325
      D.R. Horton, Inc.  83,822                                            3,336
      Florida Rock Industries, Inc.  14,900                                  853


                                                         See financial notes. 43

SCHWAB 1000 FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Fluor Corp.  43,800                                                  1,624
      KB Home  25,000                                                      1,712
      Lafarge North America, Inc.  37,800                                  1,365
      Lennar Corp., Class A  42,600                                        3,913
      Martin Marietta Materials, Inc.  25,300                              1,037
      Masco Corp.  267,800                                                 7,364
      MDC Holdings, Inc.  15,290                                           1,029
    o NVR, Inc.  4,700                                                     2,300
      Pulte Homes, Inc.  33,900                                            2,933
      The Sherwin-Williams Co.  83,900                                     2,814
      The Stanley Works  46,000                                            1,534
    o Toll Brothers, Inc.  39,400                                          1,451
      Vulcan Materials Co.  54,700                                         2,424
    o West Corp.  34,400                                                     833
                                                                       ---------
                                                                          39,847
      CONSUMER DURABLES 0.3%
      --------------------------------------------------------------------------
      Black & Decker Corp.  43,150                                         2,063
      Ethan Allen Interiors, Inc.  19,700                                    725
      Furniture Brands International, Inc.  29,300                           711
      Hillenbrand Industries, Inc.  34,000                                 2,024
      La-Z-Boy, Inc.  29,400                                                 594
      Leggett & Platt, Inc.  103,400                                       2,160
      Maytag Corp.  40,650                                                 1,032
    o Mohawk Industries, Inc.  36,439                                      2,701
      Newell Rubbermaid, Inc.  147,109                                     3,354
      Whirlpool Corp.  37,400                                              2,636
                                                                       ---------
                                                                          18,000
      CONTAINERS 0.2%
      --------------------------------------------------------------------------
      Ball Corp.  31,600                                                   1,776
      Bemis Co.  27,600                                                    1,276
    o Crown Holdings, Inc.  88,900                                           702
    o Owens-Illinois, Inc.  76,700                                           943
    o Pactiv Corp.  84,350                                                 1,860
    o Sealed Air Corp.  50,699                                             2,699
      Sonoco Products Co.  50,141                                          1,067
                                                                       ---------
                                                                          10,323
      ELECTRONICS 6.0%
      --------------------------------------------------------------------------
    o Acxiom Corp.  46,400                                                   738
    o ADC Telecommunications, Inc.  414,300                                1,057
    o Adelphia Communications,
      Class A  75,707                                                         26
    o Advanced Fibre
      Communications, Inc.  46,300                                         1,115
    o Advanced Micro Devices, Inc.  185,600                                2,821
    o Agere Systems, Inc., Class A  886,500                                3,085
    o Agilent Technologies, Inc.  252,700                                  6,297
    o Alliant Techsystems, Inc.  19,900                                    1,030
    o Altera Corp.  205,400                                                4,155
      American Power Conversion
      Corp.  113,900                                                       2,304
    o Amphenol Corp., Class A  22,200                                      1,304
    o Analog Devices, Inc.  202,100                                        8,959
    o Applied Materials, Inc.  894,900                                    20,914
    o Applied Micro Circuits Corp.  157,200                                  915
    o Arrow Electronics, Inc.  52,000                                      1,110
    o Atmel Corp.  253,300                                                 1,429
    o Avnet, Inc.  62,200                                                  1,207
      AVX Corp.  90,600                                                    1,332
    o Broadcom Corp., Class A  159,200                                     5,086
    o Cabot Microelectronics Corp.  12,700                                   724
    o Cadence Design Systems, Inc.  146,250                                2,251
    o CIENA Corp.  250,600                                                 1,606
    o Cree, Inc.  37,900                                                     673
    o Cymer, Inc.  17,800                                                    813
    o Emulex Corp.  42,700                                                 1,209
    o Energizer Holdings, Inc.  47,200                                     1,737
    o Fairchild Semiconductor International, Inc.,
      Class A  60,900                                                      1,376
    o Getty Images, Inc.  30,100                                           1,346
      Harman International
      Industries, Inc.  18,700                                             2,397
      Harris Corp.  34,600                                                 1,288
    o Hearst-Argyle Television, Inc.  48,100                               1,165
    o Integrated Circuit Systems, Inc.  37,300                             1,252
  (7) Intel Corp.  3,517,600                                             116,257
    o Interactive Data Corp.  47,700                                         820
    o International Rectifier Corp.  35,300                                1,685
      Intersil Corp., Class A  73,100                                      1,885
      ITT Industries, Inc.  50,800                                         3,454
    o Jabil Circuit, Inc.  109,100                                         3,038
    o JDS Uniphase Corp.  767,755                                          2,726


44 See financial notes.

SCHWAB 1000 FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o KLA-Tencor Corp.  102,200                                            5,859
    o Lam Research Corp.  67,100                                           1,929
      Linear Technology Corp.  168,200                                     7,167
    o LSI Logic Corp.  201,200                                             1,859
    o Lucent Technologies, Inc.  2,246,619                                 7,189
      Maxim Integrated Products, Inc.  174,529                             8,676
    o Micron Technology, Inc.  329,100                                     4,719
      Molex, Inc.  102,021                                                 3,202
      Motorola, Inc.  1,253,186                                           16,956
    o National Semiconductor Corp.  98,400                                 3,998
    o Novellus Systems, Inc.  81,600                                       3,369
    o Nvidia Corp.  85,600                                                 1,513
      PerkinElmer, Inc.  65,800                                            1,185
    o QLogic Corp.  50,700                                                 2,842
      Qualcomm, Inc.  429,100                                             20,382
    o RF Micro Devices, Inc.  95,000                                       1,113
    o Sanmina -- SCI Corp.  271,652                                        2,866
      Scientific -- Atlanta, Inc.  80,200                                  2,374
    o Skyworks Solutions, Inc.  79,500                                       682
    o Solectron Corp.  444,800                                             2,464
      Symbol Technologies, Inc.  119,970                                   1,498
      Tektronix, Inc.  45,200                                              1,160
    o Tellabs, Inc.  221,800                                               1,670
    o Teradyne, Inc.  102,000                                              2,324
      Texas Instruments, Inc.  935,455                                    27,053
    o Thermo Electron Corp.  86,984                                        1,912
    o Vishay Intertechnology, Inc.  83,150                                 1,559
    o Waters Corp.  75,100                                                 2,360
    o Western Digital Corp.  110,500                                       1,486
    o Xilinx, Inc.  183,800                                                5,827
    o Zebra Technologies Corp.,
      Class A  24,750                                                      1,410
                                                                       ---------
                                                                         361,189
      ENERGY: RAW MATERIALS 1.1%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  135,380                                    5,905
      Apache Corp.  87,160                                                 6,077
      Arch Coal, Inc.  27,300                                                669
      Baker Hughes, Inc.  181,520                                          5,130
    o BJ Services Co.  85,600                                              2,809
      Burlington Resources, Inc.  108,767                                  5,290
    o Cooper Cameron Corp.  30,200                                         1,293
      Devon Energy Corp.  125,516                                          6,088
      ENSCO International, Inc.  79,400                                    2,092
      EOG Resources, Inc.  66,500                                          2,802
    o FMC Technologies, Inc.  34,100                                         685
    o Forest Oil Corp.  28,700                                               673
    o Grant Prideco, Inc.  63,000                                            714
      Halliburton Co.  234,360                                             5,596
      Helmerich & Payne, Inc.  25,900                                        687
    o Key Energy Services, Inc.  66,800                                      583
      Noble Energy, Inc.  29,700                                           1,180
      Occidental Petroleum Corp.  206,200                                  7,271
      Peabody Energy Corp.  29,300                                           977
    o Rowan Cos., Inc.  48,600                                             1,164
    o Smith International, Inc.  54,800                                    2,040
      Tidewater, Inc.  31,600                                                866
      Valero Energy Corp.  61,288                                          2,617
      Western Gas Resources, Inc.  17,200                                    731
                                                                       ---------
                                                                          63,939
      FOOD & AGRICULTURE 3.6%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  344,336                                  4,941
      Campbell Soup Co.  221,700                                           5,746
      The Coca-Cola Co.  1,327,300                                        61,587
      Coca-Cola Enterprises, Inc.  242,400                                 4,887
      ConAgra Foods, Inc.  291,259                                         6,944
      Corn Products International, Inc.  18,600                              630
    o Dean Foods Co.  83,150                                               2,515
    o Del Monte Foods Co.  108,295                                         1,030
      Dreyer's Grand Ice Cream
      Holdings, Inc.  18,200                                               1,409
      General Mills, Inc.  201,250                                         9,026
      H.J. Heinz Co.  193,500                                              6,836
      Hershey Foods Corp.  72,900                                          5,621
      Hormel Foods Corp.  74,800                                           1,847
      The J.M. Smuckers Co.  25,800                                        1,129
      Kellogg Co.  220,400                                                 7,302
      Kraft Foods, Inc., Class A  149,700                                  4,356
      McCormick & Co., Inc.  74,700                                        2,214
      The Pepsi Bottling Group, Inc.  148,300                              3,306
      PepsiAmericas, Inc.  78,100                                          1,170


                                                         See financial notes. 45

SCHWAB 1000 FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PepsiCo, Inc.  932,360                                              44,585
    o Performance Food Group Co.  23,500                                     875
      Sara Lee Corp.  418,200                                              8,335
    o The Scotts Co., Class A  17,500                                      1,011
      Sensient Technologies Corp.  24,700                                    474
    o Smithfield Foods, Inc.  56,800                                       1,208
      Supervalu, Inc.  72,000                                              1,816
      Sysco Corp.  349,500                                                11,764
      Tootsie Roll Industries, Inc.  27,730                                  915
      Tyson Foods, Inc., Class A  188,382                                  2,688
      Wm. Wrigley Jr. Co.  121,200                                         6,836
                                                                       ---------
                                                                         213,003
      GOLD 0.2%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  219,538                                        9,611

      HEALTHCARE / DRUGS & MEDICINE 12.7%
      --------------------------------------------------------------------------
      Abbott Laboratories  843,700                                        35,958
    o Accredo Health, Inc.  24,700                                           789
    o AdvancePCS Corp.  48,700                                             2,507
      Allergan, Inc.  71,400                                               5,399
      AmerisourceBergen Corp.  59,795                                      3,395
    o Amgen, Inc.  698,440                                                43,136
    o Amylin Pharmaceuticals, Inc.  50,100                                 1,369
    o Andrx Corp.  37,200                                                    740
    o Anthem, Inc.  75,600                                                 5,173
    o Apogent Technologies, Inc.  52,800                                   1,159
      Applied Biosystems Group --
      Applera Corp.  111,300                                               2,569
    o Apria Healthcare Group, Inc.  28,600                                   829
    o Barr Laboratories, Inc.  35,350                                      2,714
      Bausch & Lomb, Inc.  28,100                                          1,353
      Baxter International, Inc.  327,600                                  8,708
      Beckman Coulter, Inc.  32,400                                        1,609
      Becton Dickinson & Co.  136,800                                      5,001
    o Biogen, Inc.  79,400                                                 3,213
      Biomet, Inc.  139,000                                                4,985
    o Boston Scientific Corp.  222,142                                    15,043
      Bristol-Myers Squibb Co.  1,047,500                                 26,575
      C.R. Bard, Inc.  29,200                                              2,337
      Cardinal Health, Inc.  240,956                                      14,298
    o Caremark Rx, Inc.  142,800                                           3,577
    o Cephalon, Inc.  29,600                                               1,390
    o Charles River Laboratories
      International, Inc.  23,500                                            758
    o Chiron Corp.  99,912                                                 5,458
    o Community Health Systems, Inc.  51,300                               1,232
    o Covance, Inc.  31,200                                                  812
    o Coventry Health Care, Inc.  33,200                                   1,818
    o Cytyc Corp.  60,200                                                    778
    o DaVita, Inc.  35,700                                                 1,253
      Dentsply International, Inc.  42,650                                 1,885
      Diagnostic Products Corp.  14,900                                      608
    o Edwards Lifesciences Corp.  33,500                                     971
      Eli Lilly & Co.  606,868                                            40,430
    o Express Scripts, Inc.  43,100                                        2,367
    o First Health Group Corp.  52,800                                     1,289
    o Forest Laboratories, Inc.  196,600                                   9,832
    o Genzyme Corp. -- General
      Division  119,500                                                    5,485
    o Gilead Sciences, Inc.  109,300                                       5,966
      Guidant Corp.  166,072                                               8,471
      HCA, Inc.  275,472                                                  10,537
      Health Management Associates, Inc.,
      Class A  129,428                                                     2,867
    o Health Net, Inc.  66,300                                             2,094
    o Henry Schein, Inc.  22,900                                           1,421
    o Human Genome Sciences, Inc.  67,000                                    932
    o Humana, Inc.  87,400                                                 1,773
    o Idec Pharmaceuticals Corp.  83,600                                   2,937
    o IDEXX Laboratories, Inc.  17,900                                       847
    o Igen International, Inc.  12,400                                       719
      Invacare Corp.  16,200                                                 665
    o IVAX Corp.  107,125                                                  2,063
 (10) Johnson & Johnson  1,604,220                                        80,740
    o King Pharmaceuticals, Inc.  135,166                                  1,811
    o Laboratory Corp. of America
      Holdings  78,900                                                     2,797
    o LifePoint Hospitals, Inc.  20,600                                      530
    o Lincare Holdings, Inc.  55,000                                       2,142
      Manor Care, Inc.  50,200                                             1,671
      McKesson Corp.  155,328                                              4,702


46 See financial notes.

SCHWAB 1000 FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Medco Health Solutions, Inc.  145,022                                4,815
      Medicis Pharmaceutical Corp.,
      Class A  14,100                                                        893
    o Medimmune, Inc.  141,450                                             3,771
      Medtronic, Inc.  656,400                                            29,912
      Merck & Co., Inc.  1,209,208                                        53,507
    o Mid Atlantic Medical
      Services, Inc.  26,900                                               1,571
    o Millennium Pharmaceuticals, Inc.  159,520                            2,540
      Mylan Laboratories, Inc.  149,212                                    3,603
    o NBTY, Inc.  34,500                                                     940
    o Neurocrine Biosciences, Inc.  19,000                                   890
      Omnicare, Inc.  53,300                                               2,044
    o Oxford Health Plans, Inc.  45,500                                    1,843
    o Patterson Dental Co.  37,400                                         2,393
    o Pediatrix Medical Group, Inc.  13,200                                  706
  (4) Pfizer, Inc.  4,215,412                                            133,207
    o Pharmaceutical Product
      Development, Inc.  28,800                                              866
    o Quest Diagnostics  56,300                                            3,809
    o Renal Care Group, Inc.  25,100                                         942
    o Respironics, Inc.  17,400                                              725
      Schering-Plough Corp.  792,800                                      12,106
    o SICOR, Inc.  64,200                                                  1,721
    o St. Jude Medical, Inc.  96,600                                       5,618
    o Steris Corp.  36,000                                                   750
      Stryker Corp.  106,900                                               8,671
    o Techne Corp.  21,600                                                   752
    o Tenet Healthcare Corp.  252,409                                      3,483
    o Triad Hospitals, Inc.  38,900                                        1,195
      UnitedHealth Group, Inc.  321,400                                   16,353
    o Universal Health Services,
      Class B  31,400                                                      1,477
    o Varian Medical Systems, Inc.  37,300                                 2,385
    o Vertex Pharmaceuticals, Inc.  39,800                                   522
    o Watson Pharmaceuticals, Inc.  57,500                                 2,258
    o WellPoint Health Networks, Inc.  79,350                              7,054
      Wyeth  718,900                                                      31,732
    o Zimmer Holdings, Inc.  123,600                                       7,887
                                                                       ---------
                                                                         757,428
      HOUSEHOLD PRODUCTS 2.1%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  32,300                                  2,048
      Avon Products, Inc.  128,400                                         8,726
      Church & Dwight Co., Inc.  20,800                                      775
      Clorox Co.  116,400                                                  5,273
      Colgate-Palmolive Co.  289,900                                      15,420
      The Dial Corp.  49,500                                               1,188
      The Estee Lauder Cos., Inc.,
      Class A  67,000                                                      2,505
      The Gillette Co.  550,910                                           17,574
      International Flavors &
      Fragrances, Inc.  51,000                                             1,688
      Procter & Gamble Co.  700,300                                       68,833
                                                                       ---------
                                                                         124,030
      INSURANCE 4.5%
      --------------------------------------------------------------------------
      21st Century Insurance Group  44,500                                   628
      Aetna, Inc.  85,265                                                  4,895
      AFLAC, Inc.  276,900                                                10,101
    o Alleghany Corp.  4,242                                                 855
      The Allstate Corp.  379,048                                         14,972
      AMBAC Financial Group, Inc.  61,200                                  4,329
      American Financial Group, Inc.  36,000                                 802
  (8) American International
      Group, Inc.  1,408,771                                              85,696
      American National Insurance Co.  13,700                              1,138
      AmerUs Group Co.  20,200                                               763
      AON Corp.  169,112                                                   3,704
      Arthur J. Gallagher & Co.  48,300                                    1,410
      Brown & Brown, Inc.  37,900                                          1,154
      Chubb Corp.  101,200                                                 6,761
      CIGNA Corp.  76,400                                                  4,359
      Cincinnati Financial Corp.  86,014                                   3,520
    o CNA Financial Corp.  118,200                                         2,551
      Commerce Group, Inc.  16,800                                           668
      Erie Indemnity Co., Class A  33,300                                  1,331
      Fidelity National Financial, Inc.  79,222                            2,450
      First American Corp.  40,900                                         1,172
      Hartford Financial Services
      Group, Inc.  153,100                                                 8,405
      HCC Insurance Holdings, Inc.  32,400                                   944


                                                         See financial notes. 47

SCHWAB 1000 FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Hilb, Rogal & Hamilton Co.  18,400                                     552
      Jefferson-Pilot Corp.  76,587                                        3,656
      John Hancock Financial
      Services, Inc.  155,900                                              5,511
      Lincoln National Corp.  96,000                                       3,833
      Loews Corp.  100,400                                                 4,317
    o Markel Corp.  5,200                                                  1,312
      Marsh & McLennan Cos., Inc.  287,700                                12,299
      MBIA, Inc.  77,500                                                   4,620
      Mercury General Corp.  28,200                                        1,340
      MGIC Investment Corp.  54,200                                        2,781
      Mony Group, Inc.  24,300                                               778
      Nationwide Financial Services, Inc.,
      Class A  29,300                                                        995
      Odyssey Re Holdings Corp.  33,900                                      711
      Old Republic International Corp.  71,775                             2,580
      The PMI Group, Inc.  50,700                                          1,938
      Principal Financial Group, Inc.  175,200                             5,493
      The Progressive Corp.  117,200                                       8,649
      Protective Life Corp.  35,800                                        1,162
      Prudential Financial, Inc.  294,400                                 11,376
      Radian Group, Inc.  50,700                                           2,682
      Reinsurance Group of America, Inc.  25,600                           1,023
      Safeco Corp.  73,400                                                 2,694
      St. Paul Cos., Inc.  122,054                                         4,654
      Stancorp Financial Group, Inc.  15,200                                 958
      Torchmark Corp.  63,000                                              2,764
      Transatlantic Holdings, Inc.  29,300                                 2,247
      Travelers Property Casualty Corp.,
      Class B  540,999                                                     8,856
      Unitrin, Inc.  35,100                                                1,299
      UnumProvident Corp.  159,371                                         2,609
      W.R. Berkley Corp.  44,550                                           1,528
                                                                       ---------
                                                                         267,825
      MEDIA 4.4%
      --------------------------------------------------------------------------
      Belo Corp., Class A  60,600                                          1,652
    o Cablevision Systems Corp., NY Group,
      Class A  123,200                                                     2,489
      Clear Channel
      Communications, Inc.  331,629                                       13,537
    o Comcast Corp., Class A  1,214,780                                   41,205
    o Cox Communications, Inc.,
      Class A 318,586                                                     10,854
      Dow Jones & Co., Inc.  44,850                                        2,331
      The E.W. Scripps Co., Class A  43,475                                4,039
    o EchoStar Communications Corp.,
      Class A  135,000                                                     5,173
    o Emmis Communications Corp.,
      Class A  27,700                                                        614
    o Entercom Communications
      Corp.  28,000                                                        1,283
    o Fox Entertainment Group, Inc.,
      Class A  189,700                                                     5,255
      Gannett Co., Inc.  146,900                                          12,356
      Harte-Hanks, Inc.  47,300                                              940
      Hollinger International, Inc.  57,400                                  771
    o InterActiveCorp  356,927                                            13,103
      John Wiley & Sons, Class A  32,200                                     837
      Knight-Ridder, Inc.  44,800                                          3,285
      Lee Enterprises, Inc.  23,100                                          974
      McClatchy Co., Class A  25,900                                       1,676
      The McGraw-Hill Cos., Inc.  102,750                                  6,879
      Media General, Inc., Class A  12,100                                   799
      Meredith Corp.  27,700                                               1,344
    o Metro-Goldwyn-Mayer, Inc.  98,955                                    1,579
      New York Times Co., Class A  80,726                                  3,837
    o PanAmSat Corp.  79,900                                               1,654
      R.R. Donnelley & Sons Co.  61,300                                    1,594
    o Radio One, Inc., Class A  54,400                                       872
      The Reader's Digest Association, Inc.,
      Class A  50,800                                                        748
    o Scholastic Corp.  20,400                                               631
    o Time Warner, Inc.  2,438,430                                        37,283
      Tribune Co.  168,800                                                 8,280
    o Univision Communications, Inc.,
      Class A  172,910                                                     5,870
    o Valassis Communications, Inc.  27,300                                  707
      Viacom, Inc., Class B  947,779                                      37,788
      The Walt Disney Co.  1,102,421                                      24,959
      Washington Post, Class B  5,100                                      3,761
    o Westwood One, Inc.  55,200                                           1,652
                                                                       ---------
                                                                         262,611


48 See financial notes.

SCHWAB 1000 FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      MISCELLANEOUS 0.6%
      --------------------------------------------------------------------------
      3M Co.  424,000                                                     33,441

      MISCELLANEOUS FINANCE 8.8%
      --------------------------------------------------------------------------
      A.G. Edwards, Inc.  47,043                                           1,905
    o Affiliated Managers Group, Inc.  11,400                                827
      Allied Capital Corp.  64,700                                         1,608
      American Express Co.  696,700                                       32,696
    o AmeriCredit Corp.  84,500                                            1,132
    o Ameritrade Holding Corp.  229,200                                    3,126
      Astoria Financial Corp.  45,300                                      1,569
      The Bear Stearns Cos., Inc.  54,071                                  4,123
    o Berkshire Hathaway, Inc., Class A  621                              48,320
    o BOK Financial Corp.  29,686                                          1,122
      Capital One Financial Corp.  123,550                                 7,512
    / The Charles Schwab Corp.  730,197                                    9,901
      Charter One Financial, Inc.  121,704                                 3,890
      Chicago Mercantile Exchange  18,600                                  1,264
  (5) Citigroup, Inc.  2,781,701                                         131,853
      Commercial Federal Corp.  23,500                                       605
      Countrywide Financial Corp.  74,885                                  7,872
      Downey Financial Corp.  14,600                                         670
    o E*TRADE Group, Inc.  195,300                                         2,012
      Eaton Vance Corp.  36,000                                            1,256
      Fannie Mae  526,800                                                 37,766
      Federated Investors, Inc.,
      Class B  59,150                                                      1,635
      Franklin Resources, Inc.  135,700                                    6,435
      Freddie Mac  376,400                                                21,127
      Golden West Financial Corp.  81,900                                  8,225
      Goldman Sachs Group, Inc.  257,100                                  24,142
      GreenPoint Financial Corp.  77,700                                   2,420
      Independence Community
      Bank Corp.  29,700                                                   1,091
      IndyMac Bancorp, Inc.  28,800                                          847
      International Bancshares Corp.  20,500                                 941
    o Investment Technology Group, Inc.  25,000                              497
      Investors Financial Services Corp.  33,500                           1,184
      Janus Capital Group, Inc.  127,400                                   1,801
      Jefferies Group, Inc.  30,000                                          930
      LaBranche & Co., Inc.  31,000                                          328
      Legg Mason, Inc.  35,600                                             2,964
      Lehman Brothers Holdings, Inc.  131,560                              9,472
      Leucadia National Corp.  32,700                                      1,373
      MBNA Corp.  688,880                                                 17,050
      Merrill Lynch & Co., Inc.  505,500                                  29,926
      Moody's Corp.  80,500                                                4,655
      Morgan Stanley  587,110                                             32,215
      New York Community
      Bancorp., Inc.  76,400                                               2,766
      Nueberger Berman, Inc.  38,200                                       1,656
      Nuveen Investments, Inc.,
      Class A  48,500                                                      1,358
    o Providian Financial Corp.  155,900                                   1,732
      Raymond James Financial, Inc.  25,200                                1,028
      Roslyn Bancorp., Inc.  43,050                                        1,160
      SEI Investments Co.  55,100                                          1,605
      SLM Corp.  245,250                                                   9,604
      Sovereign Bancorp., Inc.  156,500                                    3,257
      Staten Island Bancorp., Inc.  31,400                                   626
      Student Loan Corp.  10,500                                           1,360
      T. Rowe Price Group, Inc.  65,600                                    2,699
      Waddell & Reed Financial, Inc.,
      Class A  44,200                                                        980
      Washington Federal, Inc.  36,181                                       953
      Washington Mutual, Inc.  504,910                                    22,090
      Webster Financial Corp.  24,000                                      1,073
      Wesco Financial Corp.  3,800                                         1,248
                                                                       ---------
                                                                         525,482
      NON-DURABLES & ENTERTAINMENT 1.2%
      --------------------------------------------------------------------------
    o American Greetings Corp., Class A  37,600                              802
      Applebee's International, Inc.  28,650                               1,075
    o Brinker International, Inc.  52,600                                  1,674
      CBRL Group, Inc.  25,800                                             1,000
    o The Cheesecake Factory  26,350                                       1,052
      Darden Restaurants, Inc.  88,950                                     1,863
    o Electronic Arts, Inc.  79,500                                        7,874
      Fortune Brands, Inc.  79,600                                         5,186
      Hasbro, Inc.  93,187                                                 2,031
      International Game Technology  185,900                               6,088


                                                         See financial notes. 49

SCHWAB 1000 FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      International Speedway Corp.,
      Class A  27,600                                                      1,174
    o Krispy Kreme Doughnuts, Inc.  31,200                                 1,352
      Lancaster Colony Corp.  18,900                                         751
      Mattel, Inc.  235,720                                                4,564
      McDonald's Corp.  685,700                                           17,149
      Outback Steakhouse, Inc.  40,375                                     1,696
    o Panera Bread Co., Class A  15,200                                      611
      Regis Corp.  22,600                                                    859
      Ruby Tuesday, Inc.  33,300                                             911
    o Starbucks Corp.  209,600                                             6,623
      Wendy's International, Inc.  60,100                                  2,227
    o Yum! Brands, Inc.  163,620                                           5,586
                                                                       ---------
                                                                          72,148
      NON-FERROUS METALS 0.4%
      --------------------------------------------------------------------------
      Alcoa, Inc.  456,195                                                14,402
      Engelhard Corp.  66,387                                              1,897
      Freeport-McMoran Copper &
      Gold, Inc., Class B  89,694                                          3,476
    o Phelps Dodge Corp.  48,200                                           2,976
                                                                       ---------
                                                                          22,751
      OIL: DOMESTIC 0.9%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  47,800                                           2,467
      Ashland, Inc.  35,400                                                1,318
      Chesapeake Energy Corp.  112,500                                     1,342
      ConocoPhillips  368,078                                             21,036
      Diamond Offshore Drilling, Inc.  67,700                              1,249
      Kerr-McGee Corp.  57,102                                             2,370
      Marathon Oil Corp.  166,500                                          4,923
      Murphy Oil Corp.  49,740                                             2,934
    o National-Oilwell, Inc.  44,200                                         843
    o Newfield Exploration Co.  29,300                                     1,164
    o Patterson-UTI Energy, Inc.  43,200                                   1,235
    o Pioneer Natural Resources Co.  63,300                                1,674
      Pogo Producing Co.  33,800                                           1,413
    o Pride International, Inc.  70,000                                    1,147
      Sunoco, Inc.  41,700                                                 1,825
      Unocal Corp.  138,034                                                4,373
    o Varco International, Inc.  50,400                                      886
      XTO Energy, Inc.  98,633                                             2,335
                                                                       ---------
                                                                          54,534
      OIL: INTERNATIONAL 2.9%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  576,946                                        42,867
  (6) Exxon Mobil Corp.  3,591,830                                       131,389
                                                                       ---------
                                                                         174,256
      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
    o Corning, Inc.  716,141                                               7,863
      Eastman Kodak Co.  155,800                                           3,806
      Imation Corp.  18,400                                                  627
    o Ingram Micro, Inc., Class A  78,400                                  1,160
                                                                       ---------
                                                                          13,456
      PAPER & FOREST PRODUCTS 0.8%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  30,400                                            853
      Bowater, Inc.  28,800                                                1,176
      Georgia-Pacific Corp.  136,688                                       3,592
      International Paper Co.  257,945                                    10,150
      Kimberly-Clark Corp.  273,960                                       14,468
      MeadWestvaco Corp.  106,053                                          2,749
    o Packaging Corp. of America  54,400                                   1,072
      Rayonier, Inc.  21,750                                                 914
    o Smurfit-Stone Container Corp.  130,900                               2,029
      Temple-Inland, Inc.  29,900                                          1,615
      Weyerhaeuser Co.  117,800                                            7,095
                                                                       ---------
                                                                          45,713
      PRODUCER GOODS & MANUFACTURING 4.4%
      --------------------------------------------------------------------------
    o AGCO Corp.  39,100                                                     704
    o American Standard Cos., Inc.  39,200                                 3,752
      Ametek, Inc.  17,200                                                   809
      Aptargroup, Inc.  18,600                                               666
      Avery Dennison Corp.  59,200                                         3,113
      Blyth, Inc.  24,100                                                    674
      Caterpillar, Inc.  186,900                                          13,696
      Deere & Co.  130,500                                                 7,911
      Dover Corp.  109,200                                                 4,261
      Emerson Electric Co.  227,400                                       12,905


50 See financial notes.

SCHWAB 1000 FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Fastenal Co.  41,400                                                 1,841
    o Fisher Scientific International,
      Inc.  28,500                                                         1,147
 =(1) General Electric Co.  5,413,500                                    157,046
      Graco, Inc.  24,800                                                    945
      Harsco Corp.  21,100                                                   808
      Herman Miller, Inc.  39,000                                            896
      HON Industries, Inc.  30,700                                         1,259
      Honeywell International, Inc.  463,263                              14,181
      Hubbell, Inc., Class B  30,838                                       1,321
      IDEX Corp.  16,900                                                     628
      Illinois Tool Works, Inc.  167,442                                  12,315
      Johnson Controls, Inc.  48,100                                       5,172
      Kennametal, Inc.  18,300                                               675
    o Millipore Corp.  25,200                                              1,105
      Pall Corp.  66,933                                                   1,566
      Parker Hannifin Corp.  63,475                                        3,235
      Pentair, Inc.  25,700                                                1,054
      Precision Castparts Corp.  27,300                                    1,123
      Roper Industries, Inc.  18,300                                         904
      Snap-On, Inc.  30,450                                                  893
    o SPX Corp.  43,800                                                    2,108
      Teleflex, Inc.  20,500                                                 943
      The Timken Co.  44,400                                                 745
      W.W. Grainger, Inc.  49,600                                          2,271
                                                                       ---------
                                                                         262,672
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
      Alexander & Baldwin, Inc.  21,500                                      667
      Burlington Northern Santa Fe
      Corp.  199,553                                                       5,775
      CSX Corp.  120,800                                                   3,844
      GATX Corp.  25,500                                                     573
      Norfolk Southern Corp.  210,600                                      4,244
      Union Pacific Corp.  137,661                                         8,617
                                                                       ---------
                                                                          23,720
      REAL PROPERTY 1.4%
      --------------------------------------------------------------------------
      AMB Property Corp.  42,900                                           1,287
      Annaly Mortgage
      Management, Inc.  49,200                                               804
      Apartment Investment & Management
      Co., Class A  50,800                                                 2,078
      Archstone-Smith Trust  101,000                                       2,697
      Arden Realty, Inc.  32,900                                             920
      AvalonBay Communities, Inc.  37,800                                  1,726
      Boston Properties, Inc.  51,600                                      2,283
      BRE Properties, Class A  26,600                                        861
      Camden Property Trust  22,300                                          883
      CarrAmerica Realty Corp.  27,700                                       833
      Catellus Development Corp.  48,100                                   1,071
      CBL & Associates Properties, Inc.  15,500                              826
      Centerpoint Properties Trust  12,000                                   815
      Chelsea Property Group, Inc.  23,600                                 1,161
      Cousins Properties, Inc.  25,400                                       730
      Crescent Real Estate Equity Co.  52,000                                798
      Developers Diversified Realty
      Corp.  46,400                                                        1,341
      Duke Realty Corp.  72,200                                            2,114
      Equity Office Properties Trust  218,200                              6,112
      Equity Residential  146,300                                          4,279
      Federal Realty Investment Trust  26,600                              1,010
      First Industrial Realty Trust  20,100                                  649
      Forest City Enterprises, Inc.,
      Class A  25,750                                                      1,141
      General Growth Properties, Inc.  38,400                              2,938
      Health Care Property Investors,
      Inc.  34,700                                                         1,618
      Health Care Real Estate Investment
      Trust, Inc.  22,800                                                    756
      Healthcare Realty Trust, Inc.  22,000                                  743
      Heritage Property Investment
      Trust  21,600                                                          609
      Highwoods Properties, Inc.  27,800                                     689
      Hospitality Properties Trust  32,600                                 1,195
    o Host Marriott Corp.  156,700                                         1,638
      HRPT Properties Trust  76,200                                          713
      iStar Financial, Inc.  53,000                                        2,017
      Kimco Realty Corp.  59,200                                           2,466
      Liberty Property Trust  42,100                                       1,532
      The Macerich Co.  28,100                                             1,130
      Mack-Cali Realty Corp.  30,000                                       1,131
      The Mills Corp.  24,400                                                996
      New Plan Excel Realty Trust  50,400                                  1,144
      Pan Pacific Retail Properties, Inc.  20,700                            918


                                                         See financial notes. 51

SCHWAB 1000 FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Plum Creek Timber Co., Inc.  98,100                                  2,585
      Prentiss Properties Trust  22,300                                      674
      ProLogis  96,808                                                     2,860
      Public Storage, Inc.  68,000                                         2,720
      Realty Income Corp.  18,200                                            717
      Reckson Associates Realty Corp.  26,000                                578
      Regency Centers Corp.  32,500                                        1,205
      The Rouse Co.  47,200                                                2,030
      Shurgard Storage Centers, Inc.,
      Class A  24,200                                                        876
      Simon Property Group, Inc.  103,600                                  4,670
      The St. Joe Co.  39,900                                              1,318
      Thornburg Mortgage, Inc.  35,500                                       967
      Trizec Properties, Inc.  78,100                                      1,043
      United Dominion Realty Trust, Inc.  64,700                           1,129
      Vornado Realty Trust  60,400                                         3,053
      Weingarten Realty Investment  27,000                                 1,168
                                                                       ---------
                                                                          86,245
      RETAIL 7.3%
      --------------------------------------------------------------------------
    o 99 Cents Only Stores  38,566                                         1,148
    o Abercrombie & Fitch Co., Class A  52,700                             1,502
    o Advance Auto Parts, Inc.  20,600                                     1,611
      Albertson's, Inc.  203,542                                           4,130
    o Amazon.com, Inc.  215,400                                           11,722
    o Autonation, Inc.  162,600                                            3,041
    o AutoZone, Inc.  47,900                                               4,603
    o Barnes & Noble, Inc.  35,100                                         1,046
    o Bed, Bath & Beyond, Inc.  160,200                                    6,767
    o Best Buy Co., Inc.  173,150                                         10,096
    o Big Lots, Inc.  60,400                                                 907
    o BJ's Wholesale Club, Inc.  36,400                                      935
    o Borders Group, Inc.  41,400                                            938
    o Carmax, Inc.  55,600                                                 1,752
    o Chico's FAS, Inc.  46,200                                            1,734
      Circuit City Stores, Inc.  109,300                                   1,043
      Claire's Stores, Inc.  25,400                                          983
    o Costco Wholesale Corp.  246,208                                      8,708
      CVS Corp.  212,414                                                   7,473
      Dillards, Inc., Class A  44,100                                        713
      Dollar General Corp.  179,369                                        4,030
    o Dollar Tree Stores, Inc.  61,300                                     2,340
      Family Dollar Stores, Inc.  91,900                                   4,008
      Federated Department
      Stores, Inc.  102,100                                                4,855
      Foot Locker, Inc.  76,900                                            1,376
      The Gap, Inc.  481,700                                               9,191
      Home Depot, Inc.  1,242,097                                         46,045
      J.C. Penney Co., Inc.
      Holding Co.  146,300                                                 3,460
    o Kohl's Corp.  183,700                                               10,300
    o Kroger Co.  407,530                                                  7,128
      Limited Brands, Inc.  278,968                                        4,910
      Lowe's Cos., Inc.  423,600                                          24,963
      The May Department
      Stores Co.  156,350                                                  4,372
      Michaels Stores, Inc.  36,900                                        1,752
    o The Neiman Marcus Group, Inc.,
      Class A  25,000                                                      1,189
      Nordstrom, Inc.  73,100                                              2,229
    o O'Reilly Automotive, Inc.  27,800                                    1,203
    o Office Depot, Inc.  163,548                                          2,442
    o Payless Shoesource, Inc.  35,400                                       468
      PETsMART, Inc.  76,500                                               1,959
      Pier 1 Imports, Inc.  48,100                                         1,111
      RadioShack Corp.  96,532                                             2,895
    o Rent-A-Center, Inc.  53,750                                          1,680
    o Rite Aid Corp.  278,300                                              1,595
      Ross Stores, Inc.  40,500                                            2,025
    o Safeway, Inc.  236,880                                               4,998
    o Saks, Inc.  74,440                                                   1,035
      Sears, Roebuck & Co.  166,600                                        8,768
    o Staples, Inc.  264,160                                               7,085
      Talbots, Inc.  30,000                                                  986
      Target Corp.  490,800                                               19,504
      Tiffany & Co.  77,600                                                3,682
      TJX Cos., Inc.  279,900                                              5,875
    o Toys `R' Us, Inc.  115,080                                           1,496
 =(3) Wal-Mart Stores, Inc.  2,361,500                                   139,210


52 See financial notes.

SCHWAB 1000 FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Walgreen Co.  552,300                                               19,231
    o Whole Foods Market, Inc.  31,900                                     1,890
    o Williams-Sonoma, Inc.  71,400                                        2,523
      Winn-Dixie Stores, Inc.  73,300                                        593
    o Zale Corp.  13,760                                                     712
                                                                       ---------
                                                                         435,966
      STEEL 0.1%
      --------------------------------------------------------------------------
      Nucor Corp.  43,300                                                  2,374
      United States Steel Corp.  53,260                                    1,260
      Worthington Industries, Inc.  51,600                                   752
                                                                       ---------
                                                                           4,386
      TELEPHONE 3.3%
      --------------------------------------------------------------------------
      Adtran, Inc.  21,400                                                 1,456
      Alltel Corp.  170,667                                                8,067
      AT&T Corp.  425,017                                                  7,901
    o AT&T Wireless Services, Inc.  1,466,121                             10,629
      BellSouth Corp.  997,100                                            26,234
      CenturyTel, Inc.  78,087                                             2,792
    o Citizens Communications Co.  149,718                                 1,864
    o Level 3 Communications, Inc.  351,400                                1,894
    o Liberty Media Corp., Class A  1,334,100                             13,461
    o Nextel Communications, Inc.,
      Class A  557,600                                                    13,494
    o Nextel Partners, Inc., Class A  93,100                               1,119
    o Qwest Communications
      International, Inc.  904,647                                         3,193
      SBC Communications, Inc.  1,793,428                                 43,006
      Sprint Corp. (FON Group)  486,368                                    7,782
    o Sprint Corp. (PCS Group)  549,121                                    2,389
      Telephone & Data Systems, Inc.  30,600                               1,916
    o U.S. Cellular Corp.  46,700                                          1,581
      Verizon Communications,
      Inc.  1,489,393                                                     50,044
                                                                       ---------
                                                                         198,822
      TOBACCO 0.9%
      --------------------------------------------------------------------------
      Altria Group, Inc.  1,096,200                                       50,973
      R.J. Reynolds Tobacco Holdings,
      Inc.  45,800                                                         2,200
      UST, Inc.  89,900                                                    3,059
                                                                       ---------
                                                                          56,232
      TRAVEL & RECREATION 0.4%
      --------------------------------------------------------------------------
      Brunswick Corp.  46,900                                              1,392
    o Extended Stay America, Inc.  48,800                                    717
      Harrah's Entertainment, Inc.  60,100                                 2,614
      Hilton Hotels Corp.  202,567                                         3,209
      Mandalay Resort Group  35,800                                        1,405
      Marriott International, Inc.,
      Class A  125,700                                                     5,430
    o MGM MIRAGE  82,200                                                   2,918
    o Park Place Entertainment Corp.  163,000                              1,565
      Speedway Motorsports, Inc.  22,000                                     636
      Starwood Hotels & Resorts
      Worldwide, Inc.  107,700                                             3,633
      Station Casinos, Inc.  30,100                                          895
                                                                       ---------
                                                                          24,414
      TRUCKING & FREIGHT 0.2%
      --------------------------------------------------------------------------
      C.H. Robinson Worldwide, Inc.  46,000                                1,802
      CNF, Inc.  25,700                                                      900
      Expeditors International
      Washington, Inc.  56,200                                             2,110
      Heartland Express, Inc.  26,100                                        648
    o J.B. Hunt Transport Services, Inc.  41,000                           1,041
      Paccar, Inc.  62,280                                                 4,918
      Ryder Systems, Inc.  32,500                                            975
    o Swift Transportation Co., Inc.  43,400                                 973
      Werner Enterprises, Inc.  41,500                                       749
                                                                       ---------
                                                                          14,116
      UTILITIES: ELECTRIC & GAS 2.9%
      --------------------------------------------------------------------------
    o The AES Corp.  328,906                                               2,878
      AGL Resources, Inc.  32,300                                            909
      Allete, Inc.  46,700                                                 1,411
      Alliant Energy Corp.  57,800                                         1,391
      Ameren Corp.  87,430                                                 3,904
      American Electric Power
      Co., Inc.  211,820                                                   5,971
      Atmos Energy Corp.  26,400                                             647
    o Calpine Corp.  196,500                                                 906
      Centerpoint Energy, Inc.  164,917                                    1,618
      Cinergy Corp.  94,465                                                3,430


                                                         See financial notes. 53

SCHWAB 1000 FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o CMS Energy Corp.  75,000                                               609
      Consolidated Edison, Inc.  121,800                                   4,929
      Constellation Energy Group, Inc.  89,950                             3,271
      Dominion Resources, Inc.  174,016                                   10,719
      DPL, Inc.  65,692                                                    1,197
      DTE Energy Co.  91,183                                               3,363
      Duke Energy Corp.  487,362                                           8,846
      Duquesne Light Holdings, Inc.  38,700                                  622
    o Edison International  182,400                                        3,595
      El Paso Corp.  317,646                                               2,332
      Energy East Corp.  78,184                                            1,755
      Entergy Corp.  123,421                                               6,652
      Equitable Resources, Inc.  32,600                                    1,343
      Exelon Corp.  175,987                                               11,166
      FirstEnergy Corp.  175,098                                           6,022
      FPL Group, Inc.  99,000                                              6,310
      Great Plains Energy, Inc.  37,600                                    1,199
      Hawaiian Electric Industries, Inc.  19,100                             874
      KeySpan Corp.  85,434                                                2,988
      Kinder Morgan, Inc.  67,200                                          3,599
      MDU Resources Group, Inc.  59,700                                    1,351
      National Fuel Gas Co.  41,700                                          932
      Nicor, Inc.  22,800                                                    781
      NiSource, Inc.  139,880                                              2,897
      Northeast Utilities, Inc.  70,500                                    1,328
      NSTAR  27,500                                                        1,284
      OGE Energy Corp.  45,100                                             1,029
      Oneok, Inc.  37,800                                                    752
      Peoples Energy Corp.  18,500                                           748
      Pepco Holdings, Inc.  91,525                                         1,611
    o PG&E Corp.  222,258                                                  5,434
      Philadelphia Suburban Corp.  38,700                                    914
      Piedmont Natural Gas Co.  17,200                                       683
      Pinnacle West Capital Corp.  49,000                                  1,791
      PPL Corp.  95,120                                                    3,797
      Progress Energy, Inc.  131,100                                       5,650
      Public Service Enterprise
      Group, Inc.  121,200                                                 4,953
      Puget Energy, Inc.  48,300                                           1,098
      Questar Corp.  44,500                                                1,413
      SCANA Corp.  59,600                                                  2,044
      Sempra Energy  120,638                                               3,354
      The Southern Co.  392,100                                           11,685
      TECO Energy, Inc.  100,800                                           1,324
      TXU Corp.  173,012                                                   3,948
      UGI Corp.  21,600                                                      665
      Vectren Corp.  40,000                                                  944
      WGL Holdings, Inc.  25,300                                             700
      Williams Cos., Inc.  274,309                                         2,798
      Wisconsin Energy Corp.  62,200                                       2,037
      WPS Resources Corp.  16,600                                            736
      Xcel Energy, Inc.  215,335                                           3,531
                                                                       ---------
                                                                         176,668
      SHORT-TERM INVESTMENT
      0.0% of net assets

      Provident Institutional
      TempFund  466,624                                                      467

      SECURITY                                       FACE VALUE
         RATE, MATURITY DATE                        ($ x 1,000)
      U.S. TREASURY OBLIGATION
      0.0% of net assets

    = U.S. Treasury Bill
         0.93%, 12/18/03                                    200              200

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


54 See financial notes.

SCHWAB 1000 FUND(R)

      SECURITY                                       FACE VALUE       MKT. VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      18.2% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      --------------------------------------------------------------------------
      American Express Centurion Bank
         1.11%, 12/12/03                                 16,589           16,589
         1.11%, 01/27/04                                 10,890           10,890
      American Express Credit Corp.
         1.11%, 04/16/04                                 45,006           45,006
         1.09%, 05/13/04                                 10,308           10,308
      Canadian Imperial Bank Corp.
         1.09%, 05/28/04                                 29,321           29,316
      CC USA, Inc.
         1.08%, 11/17/03                                 15,856           15,824
      Concord Minutemen Capital Corp.
         1.11%, 01/09/04                                 24,998           24,933
         1.08%, 11/14/03                                 25,557           25,509
         1.08%, 11/18/03                                 27,683           27,626
         1.07%, 11/19/03                                 22,412           22,395
      Crown Point Funding Corp.
         1.11%, 01/16/04                                 35,351           35,265
         1.08%, 11/14/03                                 28,474           28,416
      Depfa Bank PLC
         1.08%, 11/18/03                                 41,117           41,005
         1.08%, 12/22/03                                  5,090            5,076
      Fairway Finance Corp.
         1.10%, 01/12/04                                 10,198           10,169
      General Electric Capital Corp.
         1.08%, 05/10/04                                 42,650           42,650
      Lexington Parker
         1.07%, 11/06/03                                 16,286           16,271
      Svenska Handelsbanken
         1.39%, 10/27/04                                 40,561           40,557
      Tulip Funding Corp.
         1.07%, 11/10/03                                 15,580           15,565
      Westdeutsche Landesbank AG
         1.09%, 09/23/04                                 23,350           22,345
         1.09%, 09/29/04                                 12,558           12,555
         1.08%, 10/12/04                                  2,114            2,114
                                                     ----------       ----------
                                                                         500,384
      SHORT-TERM INVESTMENTS
      --------------------------------------------------------------------------
      Wells Fargo Bank, Time Deposit
         1.06%, 11/03/03                                 69,773           69,773

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES
      --------------------------------------------------------------------------
      Institutional Money Market
      Trust  515,213,849                                                 515,214

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 55

SCHWAB 1000 FUND(R)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value
   (including $1,047,251 of securities on loan)                      $5,962,336 a
Collateral held for securities on loan                                1,085,371
Receivables:
   Fund shares sold                                                       3,844
   Interest                                                                   2
   Dividends                                                              7,666
   Investments sold                                                         816
   Due from broker for futures                                                3
   Income from securities on loan                                           144
Prepaid expenses                                                  +          80
                                                                  --------------
TOTAL ASSETS                                                          7,060,262

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                1,085,371
Payables:
   Fund shares redeemed                                                   3,806
   Investments bought                                                       746
   Investment adviser and administrator fees                                 53
   Transfer agent and shareholder service fees                               66
Accrued expenses                                                  +         587
                                                                  --------------
TOTAL LIABILITIES                                                     1,090,629

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          7,060,262
TOTAL LIABILITIES                                                 -   1,090,629
                                                                  --------------
NET ASSETS                                                           $5,969,633

NET ASSETS BY SOURCE
Capital received from investors                                       4,460,996
Net investment income not yet distributed                                55,633
Net realized capital losses                                            (549,038)
Net unrealized capital gains                                          2,002,042 b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                       SHARES
SHARE CLASS                  NET ASSETS     /     OUTSTANDING      =         NAV
Investor Shares              $3,974,081               131,357             $30.25
Select Shares(R)             $1,995,552                65,933             $30.27

Unless stated, all numbers x 1,000.

a The fund paid $3,960,400 for these securities. Not counting short-term obligations and government securities, the fund paid $450,859 for securities during the report period and received $268,270 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had twelve open S&P 500 futures contracts due to expire on December 18, 2003, with an aggregate contract value of $3,149 and net unrealized gains of $106.

FEDERAL TAX DATA
-------------------------------------------------
PORTFOLIO COST                        $3,981,035

NET UNREALIZED GAINS AND LOSSES:
Gains                                 $2,461,677
Losses                             +    (480,376)
                                   --------------
                                      $1,981,301
AS OF OCTOBER 31, 2003:

NET UNDISTRIBUTED EARNINGS:
Ordinary income                          $55,588
Long-term capital gains                      $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                    Loss amount
   2004                                     $844
   2005                                    2,606
   2006                                      650
   2007                                   11,853
   2009                                   97,811
   2010                                  250,410
   2011                              +   164,078
                                     ------------
                                        $528,252
RECLASSIFICATIONS:
Net realized capital losses                 $415
Reclassified as:
Capital received from investors            ($415)


56 See financial notes.

SCHWAB 1000 FUND(R)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                               $90,420 a
Interest                                                                     58
Securities on loan                                                +       1,168
                                                                  --------------
TOTAL INVESTMENT INCOME                                                  91,646

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                (169,559)
Net realized gains on futures contracts                           +         730
                                                                  --------------
NET REALIZED LOSSES                                                    (168,829)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                   1,141,108
Net unrealized gains on futures contracts                         +          40
                                                                  --------------
NET UNREALIZED GAINS                                                  1,141,148

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                11,814 b
Transfer agent and shareholder service fees:
   Investor Shares                                                        8,646 c
   Select Shares(R)                                                       1,730 c
Trustees' fees                                                               33 d
Custodian fees                                                              168
Portfolio accounting fees                                                   776
Professional fees                                                            56
Registration fees                                                           116
Shareholder reports                                                         598
Interest expense                                                              5
Other expenses                                                    +          59
                                                                  --------------
Total expenses                                                           24,001
Expense reduction                                                 -         831 e
                                                                  --------------
NET EXPENSES                                                             23,170

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  91,646
NET EXPENSES                                                      -      23,170
                                                                  --------------
NET INVESTMENT INCOME                                                    68,476
NET REALIZED LOSSES                                                    (168,829) f
NET UNREALIZED GAINS                                              +   1,141,148 f
                                                                  --------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $1,040,795

  Unless stated, all numbers x 1,000.

a An additional $5 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e Includes $407 from the investment adviser (CSIM) and $424 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 29, 2004, as follows:

                                    % OF AVERAGE
  SHARE CLASS                   DAILY NET ASSETS
  ----------------------------------------------
  Investor Shares                           0.51
  Select Shares                             0.36

  Prior to March 1, 2003, the limits were 0.46% and 0.35% for the Investor Shares and Select Shares, respectively. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $972,319.


                                                         See financial notes. 57

SCHWAB 1000 FUND(R)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/02-10/31/03    11/1/01-10/31/02
Net investment income                               $68,476             $61,586
Net realized losses                                (168,829)           (250,220)
Net unrealized gains or losses             +      1,141,148            (624,054)
                                           -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                   1,040,795            (812,688)

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                      40,944              35,185
Select Shares(R)                            +        22,368              19,589
                                           -------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME          $63,312             $54,774 a, b

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                11/1/02-10/31/03             11/1/01-10/31/02
                               SHARES          VALUE       SHARES         VALUE
SHARES SOLD
Investor Shares                23,357       $623,574       23,138      $680,418
Select Shares             +    14,563        384,508       13,770       407,100
                          ------------------------------------------------------
TOTAL SHARES SOLD              37,920     $1,008,082       36,908    $1,087,518

SHARES REINVESTED
Investor Shares                 1,516        $38,050        1,048       $32,699
Select Shares             +       766         19,200          539        16,793
                          ------------------------------------------------------
TOTAL SHARES REINVESTED         2,282        $57,250        1,587       $49,492

SHARES REDEEMED
Investor Shares               (21,127)     ($560,404)     (26,817)    ($764,754)
Select Shares             +   (12,277)      (323,765)     (16,042)     (456,881)
                          ------------------------------------------------------
TOTAL SHARES REDEEMED         (33,404)     ($884,169)     (42,859)  ($1,221,635) c

NET TRANSACTIONS
IN FUND SHARES                  6,798       $181,163       (4,364)     ($84,625)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                 11/1/02-10/31/03            11/1/01-10/31/02
                               SHARES     NET ASSETS       SHARES    NET ASSETS
Beginning of period           190,492     $4,810,987      194,856    $5,763,074
Total increase or
decrease                  +     6,798      1,158,646       (4,364)     (952,087) d
                          ------------------------------------------------------
END OF PERIOD                 197,290     $5,969,633      190,492    $4,810,987  e

  Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD:
  Ordinary Income              $63,312
  Long-term capital gains          $--

  PRIOR PERIOD:
  Ordinary Income              $54,774
  Long-term capital gains          $--

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

  CURRENT PERIOD:
  Investor Shares                 $222
  Select Shares                +   163
                               -------
  TOTAL                           $385

  PRIOR PERIOD:
  Investor Shares                 $323
  Select Shares                +   190
                               -------
  TOTAL                           $513

  Dollar amounts are net of the redemption proceeds.

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $55,633 and $50,469 for the current period and for prior period, respectively.


58 See financial notes.

SCHWAB SMALL-CAP INDEX FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                        11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
INVESTOR SHARES                                         10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period                    13.27       15.98       21.06       17.41       15.39
                                                        ----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                   0.11        0.13        0.07        0.07        0.06
   Net realized and unrealized gains or losses             4.98       (2.17)      (2.76)       3.62        2.89
                                                        ----------------------------------------------------------------------------
   Total income or loss from investment operations         5.09       (2.04)      (2.69)       3.69        2.95
Less distributions:
   Dividends from net investment income                   (0.14)      (0.09)      (0.08)      (0.04)      (0.06)
   Distributions from net realized gains                     --       (0.58)      (2.31)         --       (0.87)
                                                        ----------------------------------------------------------------------------
   Total distributions                                    (0.14)      (0.67)      (2.39)      (0.04)      (0.93)
                                                        ----------------------------------------------------------------------------
Net asset value at end of period                          18.22       13.27       15.98       21.06       17.41
                                                        ----------------------------------------------------------------------------
Total return (%)                                          38.72      (13.66)     (13.66)      21.22       19.96

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                  0.56        0.49        0.49        0.49 1      0.49
   Gross operating expenses                                0.60        0.60        0.61        0.66        0.79
   Net investment income                                   0.74        0.77        0.49        0.44        0.33
Portfolio turnover rate                                      34          44          49          54          41
Net assets, end of period ($ x 1,000,000)                   886         722         804         803         452

1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 59

SCHWAB SMALL-CAP INDEX FUND(R)

FINANCIAL HIGHLIGHTS

                                                       11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
SELECT SHARES(R)                                       10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   13.28       16.00       21.09       17.44       15.41
                                                       -----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                  0.14        0.14        0.11        0.11        0.07
   Net realized and unrealized gains or losses            4.99       (2.18)      (2.78)       3.61        2.90
                                                       -----------------------------------------------------------------------------
   Total income or loss from investment operations        5.13       (2.04)      (2.67)       3.72        2.97
Less distributions:
   Dividends from net investment income                  (0.16)      (0.10)      (0.11)      (0.07)      (0.07)
   Distributions from net realized gains                    --       (0.58)      (2.31)         --       (0.87)
                                                       -----------------------------------------------------------------------------
   Total distributions                                   (0.16)      (0.68)      (2.42)      (0.07)      (0.94)
                                                       -----------------------------------------------------------------------------
Net asset value at end of period                         18.25       13.28       16.00       21.09       17.44
                                                       -----------------------------------------------------------------------------
Total return (%)                                         39.02      (13.62)     (13.56)      21.37       20.14

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 0.41        0.38        0.38        0.38 1      0.38
   Gross operating expenses                               0.45        0.45        0.46        0.51        0.65
   Net investment income                                  0.89        0.88        0.60        0.55        0.44
Portfolio turnover rate                                     34          44          49          54          41
Net assets, end of period ($ x 1,000,000)                  759         638         727         757         447

1 The ratio of net operating expenses would have been 0.39% if certain non-routine expenses (proxy fees) had been included.


60 See financial notes.

SCHWAB SMALL-CAP INDEX FUND(R)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding

 o   Non-income producing security

 =   Collateral for open futures contracts

                                                      COST          MARKET VALUE
HOLDINGS BY CATEGORY                                ($x1,000)         ($x1,000)
--------------------------------------------------------------------------------
 99.8%       COMMON STOCK                           1,334,511         1,642,535

  0.0%       U.S. TREASURY
             OBLIGATIONS                                  150               150
--------------------------------------------------------------------------------
 99.8%       TOTAL INVESTMENTS                      1,334,661         1,642,685

  7.5%       COLLATERAL INVESTED FOR
             SECURITIES ON LOAN                       122,374           122,374

 (7.3)%      OTHER ASSETS AND
             LIABILITIES, NET                                          (119,767)
--------------------------------------------------------------------------------
100.0%       TOTAL NET ASSETS                                         1,645,292

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK  99.8% of net assets

      AEROSPACE / DEFENSE 0.9%
      --------------------------------------------------------------------------
    o Armor Holdings, Inc.  63,700                                         1,242
    o DRS Technologies, Inc.  52,000                                       1,251
      EDO Corp.  45,300                                                    1,010
      Engineered Support Systems, Inc.  36,900                             2,495
    o ESCO Technologies, Inc.  29,900                                      1,300
    o Esterline Technologies Corp.  48,000                                 1,063
      GenCorp, Inc.  100,300                                                 950
    o Teledyne Technologies, Inc.  73,000                                  1,204
    o Trimble Navigation Ltd.  72,700                                      2,010
    o Veeco Instruments, Inc.  66,270                                      1,680
                                                                         -------
                                                                          14,205
      AIR TRANSPORTATION 1.0%
      --------------------------------------------------------------------------
    o AirTran Holdings, Inc.  165,900                                      2,689
    o Alaska Air Group, Inc.  60,700                                       1,748
    o Atlantic Coast Airlines
      Holdings, Inc.  104,800                                              1,160
    o Continental Airlines, Inc.,
      Class B  149,300                                                     2,852
    o EGL, Inc.  107,400                                                   1,752
    o ExpressJet Holdings, Inc.  123,100                                   1,883
    o Northwest Airlines Corp.,
      Class A  195,100                                                     2,671
      SkyWest, Inc.  132,400                                               2,448
                                                                         -------
                                                                          17,203
      ALCOHOLIC BEVERAGES 0.0%
      --------------------------------------------------------------------------
    o The Robert Mondavi Corp.,
      Class A  21,500                                                        754

      APPAREL 1.3%
      --------------------------------------------------------------------------
    o Aeropostale, Inc.  82,500                                            2,545
      Brown Shoe Co., Inc.  41,400                                         1,432
      The Buckle, Inc.  49,650                                             1,113
    o The J. Jill Group, Inc.  43,500                                        529
      K-Swiss, Inc., Class A  40,100                                       1,762
      Kellwood Co.  60,900                                                 2,275
      Kenneth Cole Productions, Inc.,
      Class A  44,350                                                      1,313
      Oshkosh B'Gosh, Inc., Class A  26,600                                  574
      Phillips-Van Heusen Corp.  69,600                                    1,193
    o Quiksilver, Inc.  124,900                                            2,145
      Russell Corp.  74,200                                                1,356
    o Stage Stores, Inc.  42,700                                           1,229
      Stride Rite Corp.  89,400                                            1,077
    o Unifi, Inc.  124,100                                                   619
      Wolverine World Wide, Inc.  91,600                                   1,850
                                                                         -------
                                                                          21,012
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.6%
      --------------------------------------------------------------------------
      A.O. Smith Corp., Class B   67,100                                   2,124
    o Aftermarket Technology Corp.  53,300                                   632
      Arctic Cat, Inc.  49,500                                             1,115
      Bandag, Inc.  45,000                                                 1,647
    o CSK Auto Corp.  99,600                                               1,708


                                                         See financial notes. 61

SCHWAB SMALL-CAP INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Fleetwood Enterprises, Inc.  80,300                                   809
    o Group 1 Automotive, Inc.  50,700                                    1,796
      Modine Manufacturing Co.  77,500                                    1,983
    o Monaco Coach Corp.  65,900                                          1,588
      Myers Industries, Inc.  71,100                                        867
      Sonic Automotive, Inc.  67,400                                      1,530
    o TBC Corp.  51,000                                                   1,387
      Thor Industries, Inc.  63,600                                       4,078
    o United Auto Group, Inc.  91,700                                     2,381
      Winnebago Industries, Inc.  41,800                                  2,437
                                                                         ------
                                                                         26,082
      BANKS 7.3%
      --------------------------------------------------------------------------
      Alabama National Bancorp  29,400                                    1,548
      Allegiant Bancorp, Inc.  39,200                                       862
      Anchor Bancorp Wisconsin, Inc.  53,300                              1,327
      BancFirst Corp.  16,700                                               901
      BankAtlantic Bancorp, Inc.,
      Class A  119,900                                                    2,013
      Boston Private Financial
      Holdings, Inc.  48,600                                              1,238
      Capital City Bank Group, Inc.  31,250                               1,208
      Capitol Bancorp Ltd.  28,300                                          750
      Chemical Financial Corp.  54,187                                    1,883
      Chittenden Corp.  84,025                                            2,704
      City Holding Co.  38,400                                            1,299
      Community Bank System, Inc.  29,900                                 1,458
      Community Trust Bancorp, Inc.  28,000                                 903
      Connecticut Bancshares, Inc.  24,300                                1,256
      Corus Bankshares, Inc.  30,700                                      1,805
      Dime Community
      Bancshares, Inc.  58,850                                            1,641
      Financial Institutions, Inc.  27,000                                  675
      First Busey Corp., Class A  30,800                                    831
      First Charter Corp.  69,400                                         1,423
      First Commonwealth Financial
      Corp.  134,100                                                      1,851
      First Essex Bancorp, Inc.  17,000                                     925
      First Federal Capital Corp.  46,500                                 1,022
      First Financial Bancorp  101,830                                    1,690
      First Financial Bancshares, Inc.  35,731                            1,502
      First Merchants Corp.  40,530                                       1,083
      First Republic Bank  34,100                                         1,221
    o FirstFed Financial Corp.  39,600                                    1,782
      Frontier Financial Corp.  42,900                                    1,345
      Gold Banc Corp., Inc. 92,000                                        1,189
      Greater Bay Bancorp  118,000                                        3,181
      Hancock Holding Co.  34,917                                         1,998
      Harbor Florida Bancshares, Inc.  54,700                             1,472
      Harleysville National Corp.  54,693                                 1,652
      Independent Bank Corp. 33,400                                         976
      Integra Bank Corp. 39,570                                             827
      Irwin Financial Corp. 59,200                                        1,659
      MAF Bancorp., Inc. 60,225                                           2,525
      Main Street Banks, Inc. 40,000                                      1,043
      Mid-State Bancshares  53,700                                        1,306
      Midwest Banc Holdings, Inc.  41,300                                   973
    o Movie Gallery, Inc. 72,000                                          1,489
      National Penn Bancshares, Inc.  55,710                              1,660
      NBT Bancorp., Inc.  75,600                                          1,588
      Net.B@nk, Inc. 108,600                                              1,489
      OceanFirst Financial Corp.  32,200                                    842
      Old Second Bancorp, Inc.  15,400                                      708
      Omega Financial Corp.  17,700                                         640
      Oriental Financial Group  40,650                                    1,041
      PFF Bancorp, Inc.  37,800                                           1,410
      Prosperity Bancshares, Inc.  43,600                                 1,007
      Provident Bankshares Corp.  56,194                                  1,744
      Republic Bancorp, Inc. 130,420                                      1,894
      Riggs National Corp.  64,800                                        1,070
      S&T Bancorp, Inc.  60,600                                           1,832
    o S1 Corp.  159,000                                                   1,285
      Sandy Spring Bancorp, Inc.  33,700                                  1,216
      Seacoast Banking Corp.
      of Florida  31,700                                                    561
      Second Bancorp., Inc.  22,300                                         618
    o Silicon Valley Bancshares  78,700                                   2,762
    = The South Financial Group, Inc.  114,200                            2,984
    = Southwest Bancorp of Texas, Inc.  78,000                            2,801
      Sterling Bancorp  34,000                                              993
      Sterling Bancshares, Inc.  98,950                                   1,138
      Suffolk Bancorp  26,100                                               914
      Susquehanna Bancshares, Inc.  91,075                                2,281
    = Texas Regional Bancshares, Inc.,
      Class A  67,219                                                     2,437
      Tompkins Trustco, Inc.  16,800                                        816


62 See financial notes.

SCHWAB SMALL-CAP INDEX FUND(R)

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      Troy Financial Corp.  21,700                                          765
      The Trust Co. of New Jersey  43,100                                 1,354
      Trustco Bank Corp.  168,420                                         2,198
      UCBH Holdings, Inc.  103,100                                        3,682
      UMB Financial Corp.  50,293                                         2,516
      Umpqua Holdings Corp.  66,700                                       1,364
      United Community Financial
      Corp.  80,600                                                         893
      United National Bancorp.  43,300                                    1,522
      Unizan Financial Corp.  50,300                                      1,027
      USB Holding Co., Inc.  46,200                                         864
      WesBanco, Inc.  47,000                                              1,253
      WestCorp., Inc.  103,300                                            3,907
      Wintrust Financial Corp.  43,300                                    1,877
      WSFS Financial Corp.  16,500                                          704
                                                                        -------
                                                                        120,093
      BUSINESS MACHINES & SOFTWARE 2.6%
      --------------------------------------------------------------------------
    o Adaptec, Inc.  247,200                                              2,104
    o Advanced Digital Information Corp.  142,400                         2,314
      Analogic Corp.  29,600                                              1,292
   =o Arbitron, Inc.  68,700                                              2,714
    o Ascential Software Corp.  129,375                                   2,871
   =o Avocent Corp.  104,786                                              3,961
      Black Box Corp. 41,300                                              1,778
    o Borland Software Corp.  170,500                                     1,514
    o Cray, Inc.  152,600                                                 1,987
    o Enterasys Networks, Inc.  469,600                                   1,831
    o Hanger Orthopedic Group, Inc.  49,800                                 849
    o Imagistics International, Inc.  38,500                              1,238
    o Intergraph Corp. 106,100                                            2,765
    o Invision Technologies, Inc.  39,600                                 1,076
    o Iomega Corp. 118,660                                                  654
      Landamerica Financial
      Group, Inc.  42,700                                                 2,135
    o LTX Corp.  111,100                                                  1,587
    o Micromuse, Inc. 179,400                                             1,444
    o MICROS Systems, Inc.  38,700                                        1,567
    o PalmOne, Inc. 72,000                                                1,032
    o PalmSource, Inc. 22,320                                               852
    o Scansource, Inc. 27,000                                             1,161
    o The Titan Corp. 176,800                                             3,734
                                                                         ------
                                                                         42,460
      BUSINESS SERVICES 13.1%
      --------------------------------------------------------------------------
    o 4Kids Entertainment, Inc.  31,000                                     758
      ABM Industries, Inc.  112,200                                       1,746
    o Advent Software, Inc.  73,400                                       1,344
    o The Advisory Board Co.  34,700                                      1,263
      Advo, Inc.  45,100                                                  2,022
    o Agile Software Corp.  111,500                                       1,223
    o Altiris, Inc.  53,700                                               1,846
    o American Management
      Systems, Inc.  97,200                                               1,439
    o AMN Healthcare Services, Inc.  64,633                                 977
    o Ansys, Inc.  33,800                                                 1,205
    o Anteon International Corp.  77,200                                  2,636
    o Ariba, Inc.  627,700                                                2,040
   =o Barra, Inc.  44,700                                                 1,699
      Bowne & Co., Inc. 76,600                                            1,149
    o Bright Horizons Family
      Solutions, Inc.  28,600                                             1,229
      The Brink's Co.  124,400                                            2,494
   =o Brocade Communications
      Systems, Inc.  591,400                                              3,874
    o Catalina Marketing Corp.  121,300                                   2,141
      CDI Corp.  45,500                                                   1,490
    o Cell Genesys, Inc.  81,400                                          1,045
    o Ciber, Inc.  139,900                                                1,290
    o Clarent Corp.  105,200                                                  4
 o(2) Cognizant Technology
      Solutions Corp.  139,900                                            6,350
    o Connetics Corp.  74,500                                             1,334
    o CoStar Group, Inc.  36,800                                          1,386
    o Cross Country Healthcare, Inc.  73,200                              1,017
    o CSG Systems International, Inc.  120,300                            1,382
    o Dendrite International, Inc.  88,850                                1,342
    o Digital Insight Corp.  74,900                                       1,571
    o Digital River, Inc.  69,700                                         1,908
    o Diversa Corp.  97,800                                                 824
    o Documentum, Inc.  114,500                                           3,406
    o DoubleClick, Inc. 313,200                                           2,609
    o E.piphany, Inc.  168,100                                            1,167
    o Echelon Corp.  90,200                                               1,171
    o eFunds Corp.  106,600                                               1,707
    o Exelixis, Inc.  146,400                                             1,088


                                                         See financial notes. 63

SCHWAB SMALL-CAP INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Exult, Inc.  244,800                                                1,941
    o F5 Networks, Inc.  61,100                                           1,528
      Factset Research Systems, Inc.  77,100                              3,365
    o FileNet Corp.  83,100                                               2,220
    o Forrester Research, Inc.  53,100                                      905
    o Freemarkets, Inc.  97,100                                             608
    o FTI Consulting, Inc.  95,100                                        1,892
      G&K Services, Inc., Class A  46,850                                 1,546
    o Gartner, Inc., Class B  288,500                                     3,517
    o Genesis Health Ventures, Inc.  89,700                               2,413
    o Global Imaging Systems, Inc.  49,500                                1,438
      Grey Global Group, Inc.  3,100                                      2,077
    o Heidrick & Struggles
      International, Inc.  41,700                                           824
    o Hyperion Solutions Corp.  89,645                                    3,002
    o Identix, Inc.  195,032                                              1,121
    o IDT Corp.  57,900                                                   1,074
    o IDX Systems Corp.  66,900                                           1,753
    o Informatica Corp.  183,300                                          1,998
    o Infospace, Inc.  70,950                                             1,850
    o Intercept, Inc.  49,000                                               481
   =o Internet Security Systems  113,100                                  1,856
    o Interwoven, Inc.  242,200                                             918
    o JDA Software Group, Inc.  65,100                                    1,394
      John H. Harland Co.  64,000                                         1,743
    o Keane, Inc. 144,900                                                 1,904
    o Korn/Ferry International  85,600                                      748
    o Kroll, Inc.  89,900                                                 2,091
    o Kronos, Inc.  44,925                                                2,695
    o Labor Ready, Inc.  89,000                                             967
    o Macrovision Corp.  112,600                                          2,474
    o Magma Design
      Automation, Inc.  70,800                                            1,715
    o Mantech International Corp.,
      Class A  37,900                                                       927
    o MAXIMUS, Inc.  48,100                                               1,679
    o Maxygen, Inc.  80,100                                                 761
    o Mentor Graphics Corp.  156,300                                      2,618
    o MPS Group, Inc.  235,100                                            2,245
    o MRO Software, Inc.  55,600                                            703
      Nautilus Group, Inc.  76,949                                        1,201
    o NCO Group, Inc.  59,000                                             1,404
      NDCHealth Corp.  79,200                                             2,090
    o NetIQ Corp.  128,700                                                1,562
      New England Business
      Service, Inc.  30,200                                                 879
      Newcastle Investment Corp.  65,700                                  1,537
    o Openwave Systems, Inc.  140,500                                     1,834
    o Parametric Technology Corp.  612,100                                1,904
    o Paxar Corp.  88,435                                                 1,059
    o Per-Se Technologies, Inc.  69,500                                     945
   =o Polycom, Inc.  225,500                                              4,517
    o Pre-Paid Legal Services, Inc.  39,900                               1,084
    o PRG-Schultz International, Inc.  142,800                              678
    o Progress Software Corp.  77,200                                     1,704
    o ProQuest Co.  63,800                                                1,895
   =o R.H. Donnelley Corp.  69,400                                        2,977
    o Radiant Systems, Inc.  67,500                                         450
    o RealNetworks, Inc.  362,500                                         2,411
 o(5) Red Hat, Inc. 390,500                                               5,873
    o Renaissance Learning, Inc.  69,900                                  1,759
    o Resources Connection, Inc.  50,300                                  1,244
    o Right Management
      Consultants, Inc.  52,100                                             940
      Roto-Rooter, Inc.  23,100                                             815
    o RSA Security, Inc.  132,300                                         1,716
    o Serena Software, Inc.  93,900                                       1,620
    o SourceCorp 36,900                                                     865
      Spartech Corp.  65,900                                              1,528
    o Spherion Corp.  139,800                                             1,216
    o SRA International, Inc., Class A  37,200                            1,620
      The Standard Register Co.  64,100                                   1,128
      Startek, Inc. 32,900                                                1,093
      Strayer Education, Inc.  23,000                                     2,252
    o Sycamore Networks, Inc.  624,500                                    3,123
    o Sylvan Learning Systems, Inc.  94,100                               2,663
    o Symyx Technologies, Inc.  71,500                                    1,512
    o Systems & Computer
      Technology Corp. 77,200                                             1,135
    o TeleTech Holdings, Inc.  169,000                                    1,112
    o Telik, Inc. 77,700                                                  1,579
    o Tetra Tech, Inc. 123,218                                            2,770
    o Tetra Technologies, Inc.  50,100                                    1,133
    o Tier Technologies, Inc., Class B  37,200                              381


64 See financial notes.

SCHWAB SMALL-CAP INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Trizetto Group, Inc.  112,600                                         766
    o Tularik, Inc. 125,400                                               1,576
    o United Online, Inc. 96,800                                          2,787
    o UNOVA, Inc. 135,300                                                 2,937
    o URS Corp.  72,600                                                   1,589
    o Verity, Inc.  83,700                                                1,176
    o Vignette Corp.  576,900                                             1,448
    o Watson Wyatt & Co. Holdings  76,200                                 1,833
    o WebEx Communications, Inc.  94,500                                  2,088
    o webMethods, Inc.  113,600                                             986
    o Websense, Inc.  50,700                                              1,186
    o Wind River Systems, Inc.  177,600                                   1,190
                                                                        -------
                                                                        214,937
      CHEMICALS 2.0%
      --------------------------------------------------------------------------
      A. Schulman, Inc.  66,900                                           1,270
      Arch Chemicals, Inc.  53,100                                        1,178
    o Bio-Rad Laboratories, Inc.,
      Class A 57,800                                                      3,020
      Brady Corp., Class A  52,800                                        1,864
    = Crompton Corp.  252,700                                             1,354
    o Entegris, Inc.  162,400                                             2,137
    = Ferro Corp.  93,100                                                 1,911
      Georgia Gulf Corp.  74,400                                          2,001
      H.B. Fuller Co.  65,400                                             1,621
   =o Hercules, Inc.  253,200                                             2,646
      MacDermid, Inc.  70,300                                             2,101
      Millennium Chemicals,
      Inc.  142,800                                                       1,431
      Olin Corp.  133,900                                                 2,331
    o PolyOne Corp.  209,300                                              1,011
    o Rogers Corp.  36,900                                                1,475
      Rollins, Inc.  104,450                                              2,122
      Solutia, Inc.  240,100                                                641
      Tredegar Corp.  87,400                                              1,362
      WD-40 Co.  38,600                                                   1,253
      Wellman, Inc.  78,300                                                 646
                                                                         ------
                                                                         33,375
      CONSTRUCTION 2.3%
      --------------------------------------------------------------------------
      American Woodmark Corp.  18,600                                       913
    o Beazer Homes USA, Inc.  30,269                                      3,012
      Centex Construction
      Products, Inc.  41,200                                              2,221
    o Dycom Industries, Inc.  109,200                                     2,360
      ElkCorp   45,850                                                    1,165
    o EMCOR Group, Inc.  34,200                                           1,289
      Granite Construction, Inc.  96,225                                  1,924
 o(8) Hovnanian Enterprises, Inc.,
      Class A  67,300                                                     5,470
    o Insituform Technologies, Inc.,
      Class A  60,000                                                       858
      M/I Schottenstein Homes, Inc.  33,200                               1,382
    o NCI Building Systems, Inc.  43,100                                    937
    o Palm Harbor Homes, Inc.  54,300                                     1,007
      The Ryland Group, Inc.  55,600                                      4,943
    o Simpson Manufacturing
      Co., Inc.  56,400                                                   2,524
      Standard-Pacific Corp.  72,400                                      3,464
    o Surebeam Corp., Class A  132,000                                       39
      Texas Industries, Inc.  47,700                                      1,296
    o USG Corp.  98,000                                                   1,641
      Walter Industries, Inc.  95,000                                     1,129
                                                                         ------
                                                                         37,574
      CONSUMER DURABLES 1.0%
      --------------------------------------------------------------------------
    o Genlyte Group, Inc.  31,400                                         1,481
    o Griffon Corp.  67,400                                               1,304
      Haverty Furniture Cos., Inc.  48,500                                1,006
    o Helen of Troy Ltd.  64,800                                          1,454
      Kimball International, Inc.,
      Class B  87,700                                                     1,359
    o Select Comfort Corp.  73,000                                        2,285
      Sturm Ruger & Co., Inc.  65,000                                       738
      Thomas Industries, Inc.  40,000                                     1,208
      Toro Co.  56,000                                                    2,783
    o United Rentals, Inc.  174,700                                       3,043
                                                                         ------
                                                                         16,661
      CONTAINERS 0.2%
      --------------------------------------------------------------------------
      Greif, Inc., Class A  50,700                                        1,649
    o Silgan Holdings, Inc.  42,800                                       1,369
                                                                         ------
                                                                          3,018
      ELECTRONICS 11.3%
      --------------------------------------------------------------------------
    o Actel Corp.  57,300                                                 1,546
      Acuity Brands, Inc.  94,200                                         2,025


                                                         See financial notes. 65

SCHWAB SMALL-CAP INDEX FUND(R)

PORTFOLIO HOLDINGS continued


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
       Agilysys, Inc.  72,900                                                749
  o(1) Amkor Technology, Inc.  378,000                                     7,125
     o Andrew Corp.  346,945                                               4,538
     o Anixter International, Inc.  82,000                                 1,958
     o Arris Group, Inc.  177,200                                          1,063
     o Artisan Components, Inc.  49,800                                    1,021
     o Asyst Technologies, Inc.  88,700                                    1,654
     o ATMI, Inc.  69,800                                                  1,605
     o Avid Technology, Inc.  67,300                                       3,482
     o Axcelis Technologies, Inc.  227,000                                 2,402
       Belden, Inc. 57,300                                                 1,074
     o Benchmark Electronics, Inc.  56,700                                 2,762
     o Brooks Automation, Inc.  83,524                                     2,084
       C&D Technologies, Inc.  59,900                                      1,194
     o Cable Design Technologies
       Corp.  102,075                                                        984
     o CCC Information Services
       Group, Inc.  62,000                                                 1,042
     o Celera Genomics Group  -
       Applera Corp. 162,900                                               2,178
     o Checkpoint Systems, Inc.  76,500                                    1,441
     o ChipPAC, Inc., Class A  216,400                                     1,805
     o CMGI, Inc. 894,500                                                  1,682
     o Coherent, Inc. 67,200                                               1,546
       Cohu, Inc. 48,400                                                     971
    =o CommScope, Inc.  136,400                                            2,113
     o Conexant Systems, Inc.  615,100                                     3,586
     o Corvis Corp.  924,000                                               1,321
     o Cox Radio, Inc., Class A  95,900                                    2,121
     o Credence Systems Corp.  136,100                                     2,220
       CTS Corp.  78,400                                                     868
       Cubic Corp.  61,300                                                 1,741
     o Cyberonics  51,700                                                  1,414
  o(6) Cypress Semiconductor Corp.  268,800                                5,768
     o Dionex Corp.  47,200                                                2,008
     o DSP Group, Inc.  62,500                                             1,493
     o Dupont Photomasks, Inc.  42,600                                       987
     o Electro Rent Corp.  53,722                                            787
     o Electro Scientific Industries, Inc.  63,200                         1,552
    =o Electronics for Imaging  118,700                                    3,217
     o ESS Technology, Inc.  88,700                                        1,231
     o Exar Corp.  90,700                                                  1,459
     o FEI Co.  74,100                                                     1,760
     o Flir Systems, Inc.  75,200                                          2,351
     o FuelCell Energy, Inc.  84,300                                       1,286
     o GlobespanVirata, Inc.  304,300                                      1,875
     o Hollywood Entertainment Corp.  140,200                              2,131
     o Hutchinson Technology, Inc.  58,300                                 1,954
     o Intermagnetics General Corp.  37,714                                  888
     o Itron, Inc.  47,400                                                   971
     o Kemet Corp.  196,600                                                2,605
     o Kopin Corp.  159,400                                                1,168
     o Kulicke & Soffa Industries, Inc.  109,200                           1,603
    =o Lattice Semiconductor Corp.  258,600                                2,017
     o Littelfuse, Inc.  49,700                                            1,322
    =o Macromedia, Inc.  140,200                                           2,679
     o Mercury Computer Systems, Inc.  50,000                              1,076
       Methode Electronics, Class A  84,400                                1,005
     o MKS Instruments, Inc.  118,000                                      3,068
     o Monolithic System Technology,
       Inc.  65,300                                                          532
     o Mykrolis Corp.  92,700                                              1,367
     o New Focus, Inc.  152,500                                              792
     o Newport Corp.  89,000                                               1,403
     o Omnivision Technologies, Inc.  61,300                               3,482
       Park Electrochemical Corp.  45,350                                  1,111
     o Photon Dynamics, Inc.  37,500                                       1,418
     o Pinnacle Systems, Inc.  146,300                                     1,017
     o Planar Systems, Inc.  33,400                                          773
     o Plantronics, Inc.  100,900                                          2,806
     o Plexus Corp.   96,500                                               1,669
     o Power Integrations, Inc.  67,300                                    2,343
     o Power-One, Inc.  191,400                                            1,734
     o Powerwave Technologies, Inc.  143,300                                 933
     o Quantum Corp.  396,000                                              1,232
=o(10) Rambus, Inc.  219,700                                               5,440
     o Rayovac Corp.  72,900                                               1,199
     o Rudolph Technologies, Inc.  34,100                                    892
     o ScanSoft, Inc.  222,500                                             1,286
     o Semtech Corp.  166,700                                              3,701
     o Silicon Image, Inc.  157,900                                        1,110
 =o(3) Silicon Laboratories, Inc.  111,000                                 5,992


66 See financial notes.

SCHWAB SMALL-CAP INDEX FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Silicon Storage Technology, Inc.  218,300                           2,441
    o Standard Microsystems Corp.  38,400                                 1,152
    o Technitrol, Inc.  91,100                                            1,986
    o Tekelec  138,900                                                    2,235
   =o Thomas & Betts Corp.  132,600                                       2,360
    o THQ, Inc.  86,150                                                   1,528
    o Triquint Semiconductor, Inc.  306,700                               2,199
    o Varian Semiconductor Equipment
      Associates, Inc.  77,900                                            3,766
   =o Varian, Inc.  77,300                                                2,768
    o Viasat, Inc.  59,400                                                1,166
    o Vicor Corp.  97,000                                                   984
    o Vitesse Semiconductor Corp.  468,100                                3,295
    o Western Wireless Corp.,
      Class A  165,900                                                    3,218
    o Wilson Greatbatch Technologies,
      Inc.  47,600                                                        1,795
    o Zoran Corp. 89,300                                                  1,488
                                                                        -------
                                                                        186,189
      ENERGY: RAW MATERIALS 2.5%
      --------------------------------------------------------------------------
    o Atwood Oceanics, Inc.  32,100                                         831
      Berry Petroleum Co., Class A  47,600                                  866
      Cabot Oil & Gas Corp.  73,900                                       1,888
      CARBO Ceramics, Inc.  35,900                                        1,508
    o Dril-Quip, Inc.  39,600                                               594
    o Evergreen Resources, Inc.  89,400                                   2,452
    o Grey Wolf, Inc.  420,900                                            1,351
    o Hanover Compressor Co.  165,600                                     1,756
    o Headwaters, Inc.  65,200                                            1,222
    o Hydril Co.  53,400                                                  1,252
    o Joy Global, Inc.  111,500                                           2,125
    o Kirby Corp.  54,900                                                 1,613
      Massey Energy Co.  171,100                                          2,378
    o McDermott International, Inc.  144,700                              1,071
    o Newpark Resources, Inc.  179,400                                      721
      NL Industries, Inc.  109,900                                        1,933
    o Offshore Logistics, Inc.  53,300                                    1,162
      Penn Virginia Corp.  19,700                                           894
    o Plains Resources, Inc.  54,700                                        725
    o Prima Energy Corp.  29,200                                            812
    o Range Resources Corp.  122,100                                        934
    o Seacor Smit, Inc.  42,650                                           1,635
    o Southwestern Energy Co.  77,800                                     1,509
    o Swift Energy Co.  63,600                                              884
      TC Pipelines L.P.  36,900                                           1,164
   =o Tom Brown, Inc.  103,700                                            2,802
    o Unit Corp.  94,700                                                  1,836
      USEC, Inc.  188,600                                                 1,405
    o W-H Energy Services, Inc.  61,300                                     961
                                                                         ------
                                                                         40,284
      FOOD & AGRICULTURE 1.5%
      --------------------------------------------------------------------------
    o 7-Eleven, Inc.  238,040                                             3,797
    o American Italian Pasta Co.,
      Class A  39,700                                                     1,518
    o Chiquita Brands International,
      Inc.  90,400                                                        1,672
      Coca-Cola Bottling Co.
      Consolidated  15,100                                                  763
      Delta & Pine Land Co.  87,300                                       1,996
    o Fisher Communications, Inc.  18,900                                   903
      Flowers Foods, Inc.  104,400                                        2,477
    o Hain Celestial Group, Inc.  77,200                                  1,629
    o International Multifoods Corp.  45,000                              1,004
    = Interstate Bakeries  101,600                                        1,491
    o J & J Snack Foods Corp.  19,900                                       710
      Lance, Inc.  66,100                                                   856
    o Ralcorp Holdings, Inc.  66,566                                      1,831
    o Tejon Ranch Co.  33,400                                             1,313
    o United Natural Foods, Inc.  45,000                                  1,741
    o Wild Oats Markets, Inc.  68,100                                       707
                                                                         ------
                                                                         24,408
      GOLD 0.1%
      --------------------------------------------------------------------------
      Royal Gold, Inc.  46,900                                              972
      HEALTHCARE / DRUGS & MEDICINE 10.6%
      --------------------------------------------------------------------------
    o aaiPharma, Inc.  63,350                                             1,146
    o Abgenix, Inc.  202,600                                              2,482
    o Advanced Medical Optics, Inc.  65,900                               1,329
    o Advanced Neuromodulation
      Systems, Inc.  43,500                                               1,783


                                                         See financial notes. 67

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Albany Molecular Research, Inc.  71,600                             1,052
    o Alexion Pharmaceuticals, Inc.  45,000                                 832
    o Alkermes, Inc. 197,200                                              2,558
      Alpharma, Inc., Class A  119,800                                    2,180
    o American Healthways, Inc.  33,900                                   1,405
    o American Medical Systems
      Holdings, Inc.  75,000                                              1,500
    o AMERIGROUP Corp.  53,800                                            2,250
    o Amsurg Corp.  46,000                                                1,656
    o Antigenics, Inc.  91,200                                              998
      Arrow International, Inc.  99,000                                   2,612
    o Atrix Labs, Inc.  42,800                                              860
    o Beverly Enterprises, Inc.  247,100                                  1,500
    o BioMarin Pharmaceuticals, Inc.  147,900                             1,035
    o Biosite, Inc.  34,000                                                 877
      Cambrex Corp.  59,200                                               1,399
    o Centene Corp.  42,550                                               1,302
    o Cerus Corp.  39,000                                                   175
    o Chattem, Inc.  46,800                                                 687
    o Cima Labs, Inc.  32,300                                             1,014
    o Conmed Corp.  65,800                                                1,339
      Cooper Cos., Inc.  70,800                                           3,076
    o Corixa Corp.  115,700                                                 691
    o Corvel Corp.  24,400                                                  881
    o CV Therapeutics, Inc.  64,700                                       1,141
      Datascope Corp.  34,900                                             1,162
   =o Endo Pharmaceutical
      Holdings, Inc.  300,400                                             4,915
    o Enzo Biochem, Inc.  68,061                                          1,259
    o Enzon Pharmaceuticals, Inc.  101,700                                1,135
    o First Horizon Pharmaceutical
      Corp.  79,600                                                         563
    o Gen-Probe, Inc.  107,000                                            2,864
    o Genta, Inc.  167,300                                                1,790
    o Haemonetics Corp.  55,200                                           1,273
      ICN Pharmaceuticals, Inc.  188,300                                  3,636
    o ICU Medical, Inc.  30,700                                           1,037
 o(4) ImClone Systems, Inc.  169,800                                      5,901
    o Inamed Corp.  52,400                                                4,526
    o Incyte Corp.  167,000                                                 882
    o Integra LifeSciences Holdings
      Corp.  59,500                                                       2,007
    o InterMune, Inc.  73,800                                             1,476
    o Isis Pharmaceuticals, Inc.  125,500                                   835
    o Kindred Healthcare, Inc.  40,800                                    1,683
    o KV Pharmaceutical Co., Class A  110,175                             2,644
    o La Jolla Pharmaceutical Co.  94,300                                   322
      Landauer, Inc.  19,300                                                755
    o Ligand Pharmaceuticals, Inc.,
      Class B  156,900                                                    2,162
    o Martek Biosciences Corp.  60,200                                    2,914
    o Medarex, Inc.  163,800                                              1,171
    o Medicines Co.  105,100                                              2,801
      Mentor Corp.  106,400                                               2,155
    o Merit Medical Systems, Inc.  43,466                                 1,138
      Mine Safety Appliances Co.  27,400                                  1,551
    o Myriad Genetics, Inc.  58,700                                         743
    o Nektar Therapeutics  126,300                                        1,660
    o NPS Pharmacuticals, Inc.  85,000                                    2,238
      Oakley, Inc.  156,300                                               1,696
    o Ocular Sciences, Inc.  53,800                                       1,503
    o Odyssey HealthCare, Inc.  82,650                                    2,293
    o Orthodontic Centers of America,
      Inc. 114,200                                                        1,009
    o OSI Pharmaceuticals, Inc.  84,500                                   2,366
      Owens & Minor, Inc.  78,400                                         1,595
    o Pacificare Health Systems, Inc.  84,000                             4,998
    o Parexel International Corp.  59,800                                 1,000
      Perrigo Co.  162,100                                                2,180
=o(7) Pharmaceutical Resources, Inc.  76,500                              5,529
      PolyMedica Corp.  55,600                                            1,640
    o Priority Healthcare Corp.,
      Class B  100,300                                                    2,169
    o Protein Design Labs, Inc.  207,200                                  2,793
    o Province Healthcare Co.  112,300                                    1,442
    o PSS World Medical, Inc.  154,500                                    1,440
      Regeneron Pharmaceuticals,
      Inc.  115,800                                                       1,603
    o RehabCare Group, Inc.  38,900                                         608
   =o Resmed, Inc.  75,700                                                3,162
   =o Sepracor, Inc.  192,300                                             5,121
    o Serologicals Corp.  56,200                                            899
    o Sierra Health Services, Inc.  63,400                                1,477
    o Sola International, Inc.  56,900                                      976


68 See financial notes.

SCHWAB SMALL-CAP INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Sunrise Senior Living, Inc.  48,100                                 1,390
    o SurModics, Inc.  40,300                                               847
    o Sybron Dental Specialties, Inc.  86,500                             1,989
    o Tanox, Inc.  100,500                                                1,804
    o Thoratec Corp.  126,200                                             1,942
    o Transkaryotic Therapies, Inc.  75,700                                 992
    o Trimeris, Inc. 49,000                                               1,254
    o United Surgical Partners
      International, Inc.  62,400                                         1,882
    o United Therapeutics Corp.  49,500                                     996
    o US Oncology, Inc.  195,472                                          2,138
    o Vaxgen, Inc. 45,700                                                   431
    o Ventana Medical Systems, Inc. 37,900                                1,586
    o Viasys Healthcare, Inc.  67,900                                     1,226
    o Vicuron Pharmaceuticals, Inc.  122,600                              2,250
    o Visx, Inc.  110,300                                                 2,676
      West Pharmaceutical Services,
      Inc.  33,400                                                        1,104
    o Wright Medical Group, Inc.  73,900                                  2,169
    o XOMA Ltd. 171,300                                                   1,283
    o Zoll Medical Corp. 19,500                                             663
                                                                        -------
                                                                        175,079
      HOUSEHOLD PRODUCTS 0.2%
      --------------------------------------------------------------------------
    o Elizabeth Arden, Inc.  42,900                                         858
      Nu Skin Enterprises, Inc.,
      Class A 82,600                                                      1,311
    o Playtex Products, Inc.  127,400                                       765
                                                                        -------
                                                                          2,934
      INSURANCE 2.9%
      --------------------------------------------------------------------------
    = Alfa Corp. 181,100                                                  2,334
    o Allmerica Financial Corp.  121,100                                  3,225
    o Argonaut Group, Inc.  48,900                                          785
    o Clark, Inc.  41,400                                                   623
    o CNA Surety Corp.  97,500                                            1,064
      Delphi Financial Group, Inc.,
      Class A  46,571                                                     2,346
      FBL Financial Group, Inc.,
      Class A  62,100                                                     1,621
      Fremont General Corp.  172,400                                      2,867
      Great American Financial
      Resources, Inc.  99,750                                             1,551
      Harleysville Group, Inc.  68,500                                    1,525
      Hooper Holmes, Inc.  146,200                                          762
      Horace Mann Educators Corp.  94,900                                 1,257
      Kansas City Life Insurance Co.  27,900                              1,310
      Liberty Corp.  44,300                                               1,974
    o Ohio Casualty Corp.  139,200                                        2,130
    o Philadelphia Consolidated
      Holding Co.  49,000                                                 2,310
      The Phoenix Cos., Inc.  213,600                                     2,350
      PMA Capital Corp., Class A   70,900                                   932
      Presidential Life Corp.  67,000                                     1,029
    o ProAssurance Corp.  66,496                                          2,001
      RLI Corp.  56,650                                                   1,903
      Selective Insurance Group, Inc.  59,900                             1,839
      State Auto Financial Corp.  89,200                                  2,391
      Sterling Financial Corp.  38,600                                    1,095
    o Stewart Information Services
      Corp.  41,500                                                       1,293
    o Triad Guaranty, Inc.  32,700                                        1,613
    o UICI  105,400                                                       1,577
      United Fire & Casualty Co.  22,400                                    893
      Zenith National Insurance
      Corp.  44,100                                                       1,354
                                                                        -------
                                                                         47,954
      MEDIA 2.6%
      --------------------------------------------------------------------------
    o Adolor Corp.  71,800                                                1,312
      Advanced Marketing Services,
      Inc.  46,600                                                          534
    o AMC Entertainment, Inc.  84,200                                     1,145
 o(9) American Tower Corp.,
      Class A  470,800                                                    5,461
      Banta Corp.  58,200                                                 2,227
      Blockbuster, Inc., Class A   82,200                                 1,584
    o Charter Communications, Inc.,
      Class A  672,200                                                    2,870
    o CNET Networks, Inc.  322,300                                        2,624
    o Consolidated Graphics, Inc.  30,400                                   841
    o Cumulus Media, Inc., Class A   112,380                              2,105
    o Entravision Communications Corp.,
      Class A  167,500                                                    1,603
    o Gaylord Entertainment Co.  76,700                                   2,067
      Gray Television, Inc.  93,100                                       1,184


                                                         See financial notes. 69

SCHWAB SMALL-CAP INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Information Holdings, Inc.  49,400                                  1,108
    o Insight Communications Co.  118,300                                 1,146
    o Journal Register Co.  94,400                                        1,891
    o Lin TV Corp., Class A  62,200                                       1,403
    o Mediacom Communications
      Corp.  208,200                                                      1,457
    o Primedia, Inc.  589,600                                             1,586
      Pulitzer, Inc.  21,200                                              1,103
    o Regent Communications, Inc.  111,100                                  664
    o Saga Communications, Inc.,
      Class A  41,900                                                       796
    o Salem Communications Corp.,
      Class A  42,100                                                       979
    o Sinclair Broadcast Group, Inc.,
      Class A  102,400                                                    1,192
    o Spanish Broadcasting System,
      Class A  84,000                                                       756
    o Tivo, Inc.  143,800                                                 1,153
    o Valuevision Media, Inc.,
      Class A  80,700                                                     1,311
                                                                         ------
                                                                         42,102
      MISCELLANEOUS 0.1%
      --------------------------------------------------------------------------
    o Coinstar, Inc.  52,100                                                763

      MISCELLANEOUS FINANCE 4.4%
      --------------------------------------------------------------------------
      1st Source Corp.  49,100                                              982
      Amcore Financial, Inc.  56,550                                      1,527
      American Capital Strategies
      Ltd.  124,700                                                       3,367
    o Bankunited Financial Corp.,
      Class A  66,500                                                     1,470
    o Bay View Capital Corp.  144,600                                       879
      Blackrock, Inc.  41,500                                             2,131
    o Boca Resorts, Inc., Class A  89,800                                 1,212
      Cathay Bancorp., Inc.  51,900                                       2,511
      Central Pacific Financial Co.  36,700                                 960
      Charter Municipal Mortgage
      Acceptance Co.  94,600                                              1,815
    o CompuCredit Corp.  107,100                                          2,117
    o Corrections Corp. of America  81,000                                1,989
      CVB Financial Corp.  100,340                                        2,002
      East-West Bancorp, Inc.  54,500                                     2,675
    o eSpeed, Inc., Class A  67,600                                       1,842
      Fidelity Bankshares, Inc.  34,800                                     943
    o Financial Federal Corp.  41,700                                     1,399
      First Community Bancorp  36,500                                     1,278
      First Financial Corp.  29,200                                         862
      First Financial Holdings, Inc.  30,100                                908
      First Indiana Corp.  37,800                                           690
      First Sentinel Bancorp., Inc.  63,591                               1,186
      Flagstar Bancorp., Inc.  135,900                                    3,031
      Glacier Bancorp, Inc.  44,330                                       1,364
      Hudson River Bancorp  35,400                                        1,182
      Independent Bank Corp.
      Michigan  44,420                                                    1,285
    o Knight Trading Group, Inc.  254,000                                 3,515
    o La Quinta Corp.  346,900                                            2,140
    o Local Financial Corp.  40,100                                         778
      MB Financial, Inc.  39,600                                          1,873
      MCG Capital Corp.  86,000                                           1,512
      McGrath RentCorp  27,100                                              772
    o Meritage Corp.  30,400                                              1,797
      The Midland Co.  40,600                                               936
    o National Western Life Insurance Co.,
      Class A  8,000                                                      1,151
      New Century Financial Corp.  78,600                                 2,914
      Northwest Bancorp, Inc.  108,649                                    2,263
    = Pacific Capital Bancorp.  77,399                                    2,636
      Pacific Northwest Bancorp  39,000                                   1,515
    o Saxon Capital, Inc.  67,200                                         1,267
      Seacoast Financial Services
      Corp.  57,600                                                       1,475
      United Community Banks, Inc.  51,000                                1,619
      Value Line, Inc.  22,100                                            1,094
      Waypoint Financial Corp.  76,400                                    1,591
                                                                         ------
                                                                         72,455
      NON-DURABLES & ENTERTAINMENT 3.8%
      --------------------------------------------------------------------------
      Action Performance Cos., Inc.  41,800                                 856
   =o Activision, Inc.  201,100                                           3,035
    o AFC Enterprises, Inc.  67,900                                       1,137
      Bob Evans Farms, Inc.  78,400                                       2,317
    o California Pizza Kitchen, Inc.  44,100                                820
    o CEC Entertainment, Inc.  58,500                                     2,861
      Churchill Downs, Inc.  29,300                                       1,126


70 See financial notes.

SCHWAB SMALL-CAP INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Electronics Boutique Holdings
      Corp.  57,600                                                       1,639
    o Fossil, Inc.  105,850                                               2,858
      Handleman Co.  56,400                                               1,001
      IHOP Corp.  49,700                                                  1,844
    o Isle of Capri Casinos, Inc.  66,700                                 1,391
    o Jack in the Box, Inc.  82,700                                       1,504
    o Jakks Pacific, Inc.  48,200                                           627
      Landry's Restaurants, Inc.  62,200                                  1,557
      Lone Star Steakhouse &
      Saloon, Inc.  47,000                                                1,028
    o Marvel Enterprises, Inc.  169,300                                   4,986
    o O'Charleys, Inc.  46,200                                              778
    o P.F. Chang's China Bistro, Inc.  57,300                             2,793
    o Papa John's International, Inc.  38,900                             1,023
    o Penn National Gaming, Inc.  90,400                                  2,142
    o Rare Hospitality International Inc.  75,950                         1,884
      Russ Berrie & Co., Inc.  46,300                                     1,660
    o Ryan's Family Steak Houses, Inc.  95,950                            1,337
    o SCP Pool Corp.  79,725                                              2,790
   =o Service Corp. International  687,000                                3,332
    o Sonic Corp.  89,200                                                 2,481
    o Sotheby's Holdings, Inc.,
      Class A  136,100                                                    1,449
    o The Steak N Shake Co.  63,700                                       1,102
    o Stewart Enterprises, Inc.,
      Class A  236,700                                                      966
    o Take-Two Interactive
      Software, Inc.  94,300                                              3,730
      The Topps Co., Inc.  92,300                                           943
      Triarc Cos., Class B  96,000                                        1,023
      Triarc Cos., Inc.  48,000                                             500
      Tupperware Corp.  132,300                                           1,991
                                                                         ------
                                                                         62,511
      NON-FERROUS METALS 0.6%
      --------------------------------------------------------------------------
      Commercial Metals Co.  64,766                                       1,599
    o Hecla Mining Co.  231,600                                           1,367
      Minerals Technologies, Inc.  45,500                                 2,493
   =o Mueller Industries, Inc.  79,100                                    2,496
      Reliance Steel & Aluminum
      Co.  73,175                                                         2,100
                                                                         ------
                                                                         10,055
      OIL: DOMESTIC 2.0%
      --------------------------------------------------------------------------
    o CAL Dive International, Inc.  86,700                                1,797
    o Comstock Resources, Inc.  70,900                                    1,059
    o Encore Acquisition Co.  69,300                                      1,594
      Frontier Oil Corp.  62,200                                            995
    o Global Industries Ltd.  231,300                                     1,069
    o Gulfmark Offshore, Inc.  47,000                                       656
      Holly Corp.  35,200                                                   877
   =o Houston Exploration Co.  71,400                                     2,499
    o Magnum Hunter Resources,
      Inc.  156,800                                                       1,356
      Patina Oil & Gas Corp.  76,406                                      3,223
    o Quicksilver Resource, Inc.  49,400                                  1,270
    o Remington Oil & Gas Corp.  62,400                                   1,114
    o Spinnaker Exploration Co.  76,500                                   1,958
      St. Mary Land & Exploration Co.  65,400                             1,707
    o Stone Energy Corp.  60,640                                          2,191
    o Superior Energy Services, Inc.  170,400                             1,523
    o Tesoro Petroleum Corp.  146,500                                     1,670
    o Ultra Petroleum Corp.  170,700                                      3,124
    o Universal Compression
      Holdings, Inc.  70,800                                              1,557
      Vintage Petroleum, Inc.  147,700                                    1,706
                                                                         ------
                                                                         32,945
      OPTICAL & PHOTO 0.3%
      --------------------------------------------------------------------------
    o Lexar Media, Inc.  172,000                                          3,941
    o Photronics, Inc.  70,900                                            1,527
                                                                         ------
                                                                          5,468
      PAPER & FOREST PRODUCTS 0.7%
      --------------------------------------------------------------------------
    o Caraustar Industries, Inc.  66,500                                    639
      Chesapeake Corp.  34,800                                              849
      Deltic Timber Corp.  28,000                                           802
      Glatfelter  100,200                                                 1,278
      Longview Fibre Co.  120,100                                         1,291
      Potlatch Corp.  66,000                                              2,063
      Rock-Tennessee Co.,
      Class A  79,200                                                     1,275
      Universal Forest Products,
      Inc.  40,500                                                        1,199
      Wausau-Mosinee Paper
      Corp.  119,125                                                      1,472
                                                                         ------
                                                                         10,868


                                                         See financial notes. 71

SCHWAB SMALL-CAP INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PRODUCER GOODS & MANUFACTURING 5.6%
      --------------------------------------------------------------------------
    o Actuant Corp., Class A  53,200                                      1,715
    o Advanced Energy Industries,
      Inc.  72,800                                                        1,662
    o Aeroflex, Inc.  149,600                                             1,388
      Albany International Corp.,
      Class A  74,083                                                     2,289
      Applied Industrial Technologies,
      Inc.  44,900                                                        1,013
      Baldor Electric Co.  76,120                                         1,621
      Barnes Group, Inc.  51,200                                          1,494
    = Briggs & Stratton Corp.  49,200                                     3,199
      Clarcor, Inc.  57,250                                               2,327
      Cognex Corp.  98,500                                                2,645
    o Cuno, Inc.  37,200                                                  1,484
      Curtiss-Wright Corp.  23,200                                        1,717
      Federal Signal Corp.  109,200                                       1,615
   =o Flowserve Corp.  127,334                                            2,605
   =o FMC Corp.  81,800                                                   2,291
      Franklin Electric Co., Inc.  25,100                                 1,531
    o Gardner Denver, Inc.  36,400                                          752
    o GrafTech International Ltd.  152,200                                1,581
      Helix Technology Corp.  59,100                                      1,061
      Hughes Supply, Inc.  54,450                                         2,105
    o Ionics, Inc.  37,700                                                1,074
    o Jarden Corp.  31,700                                                1,309
      JLG Industries, Inc.  97,600                                        1,165
      Kaydon Corp.  63,900                                                1,519
      Lennox International, Inc.  134,200                                 2,220
      Libbey, Inc.  30,091                                                  800
    = Lincoln Electric Holdings, Inc.  93,800                             2,288
    o Lone Star Technologies, Inc.  65,000                                  905
      Manitowoc Co., Inc.  59,862                                         1,299
      Matthews International Corp.,
      Class A  72,600                                                     1,959
    o Maverick Tube Corp.  94,200                                         1,591
    o Micrel, Inc.  207,500                                               3,424
    o Moog, Inc., Class A  30,100                                         1,276
      MSC Industrial Direct Co., Class A  79,500                          1,880
      NACCO Industries, Inc., Class A  15,150                             1,194
      Nordson Corp.  76,800                                               2,128
    o Oceaneering International, Inc.  55,900                             1,289
    o Possis Medical, Inc. 33,500                                           545
      Regal Beloit  56,700                                                1,154
      Robbins & Myers, Inc.  32,900                                         694
      Sauer-Danfoss, Inc.  109,300                                        1,550
    o Sequa Corp., Class A  23,700                                        1,130
    o The Shaw Group, Inc.  115,300                                       1,574
    o SPS Technologies, Inc.  29,800                                      1,470
      Standex International Corp.  27,700                                   705
      Steelcase, Inc., Class A  97,200                                    1,142
      Stewart & Stevenson Services,
      Inc.  64,800                                                        1,083
      Tecumseh Products Co.,
      Class A  41,400                                                     1,697
      Tennant Co.  20,100                                                   795
    o Terex Corp.  109,600                                                2,473
      Trinity Industries, Inc.  103,050                                   2,623
    o Triumph Group, Inc.  37,000                                         1,208
      Valmont Industries, Inc.  53,900                                    1,121
      Watsco, Inc.  60,900                                                1,304
      Watts Water Technologies, Inc.,
      Class A  64,500                                                     1,146
      Woodward Governor Co.  25,800                                       1,194
    = York International Corp.  90,500                                    3,596
                                                                         ------
                                                                         91,619
      RAILROAD & SHIPPING 0.5%
      --------------------------------------------------------------------------
      Florida East Coast Industries,
      Class A  83,800                                                     2,491
    o Genessee & Wyoming, Inc.,
      Class A  31,900                                                       775
    o Kansas City Southern Railway  137,800                               1,823
      Overseas Shipholding Group  77,000                                  2,099
      Wabtec Corp.  100,121                                               1,532
                                                                         ------
                                                                          8,720
      REAL PROPERTY 5.7%
      --------------------------------------------------------------------------
      Alexandria Real Estate Equities,
      Inc.  43,600                                                        2,224
      AMLI Residential Properties  40,200                                 1,023
      Anthracite Capital, Inc.  114,200                                   1,164
      Anworth Mortgage Asset Corp.  71,000                                  997
      Bedford Property Investors, Inc.  39,200                            1,029


72 See financial notes.

SCHWAB SMALL-CAP INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
    = Brandywine Realty Trust  81,600                                     2,068
      Capital Automotive Real Estate
      Investment Trust  70,300                                            2,187
      Capstead Mortgage Corp.  34,200                                       457
      Colonial Properties Trust  59,500                                   2,201
      Commercial Net Lease Realty  105,500                                1,815
      Cornerstone Realty Income Trust,
      Inc.  118,800                                                         982
      Corporate Office Properties Trust
      SBI  66,900                                                         1,294
      Crown American Realty Trust  71,200                                   853
      EastGroup Properties, Inc.  41,800                                  1,218
      Entertainment Properties Trust  45,800                              1,474
      Equity One, Inc.  150,400                                           2,519
      Essex Property Trust, Inc.  51,500                                  3,084
      FelCor Lodging Trust, Inc.  131,000                                 1,335
      Gables Residential Trust  60,800                                    1,957
      Getty Realty Corp.  50,600                                          1,252
      Glenborough Realty Trust, Inc.  63,000                              1,228
      Glimcher Realty Trust  78,300                                       1,658
      Great Lakes Real Estate Investment
      Trust  36,700                                                         588
      Home Properties of NY, Inc.  64,800                                 2,495
      IMPAC Mortgage Holdings, Inc.  112,100                              1,687
      Innkeepers USA Trust  83,100                                          723
      Investors Real Estate Trust  78,000                                   775
    o Jones Lang LaSalle, Inc.  73,700                                    1,404
      Keystone Property Trust  48,600                                       972
      Kilroy Realty Corp.  63,600                                         1,838
      Koger Equity, Inc.  48,800                                            945
      Kramont Realty Trust  53,800                                          924
      LaSalle Hotel Properties  42,900                                      723
      Lexington Corp. Properties Trust  79,900                            1,532
      LNR Property Corp.  45,600                                          1,865
      Manufactured Home Communities,
      Inc.  50,200                                                        1,908
    o Meristar Hospitality Corp.  137,900                                   942
      MFA Mortgage Investments,
      Inc.  131,100                                                       1,255
      Mid-America Apartment Communities,
      Inc.  44,800                                                        1,407
      National Health Investors, Inc.  60,700                             1,290
      Nationwide Health Properties,
      Inc.  133,700                                                       2,447
      Novastar Financial, Inc.  25,700                                    1,895
      Parkway Properties, Inc.  23,100                                    1,018
      Pennsylvania Real Estate Investment
      Trust  51,000                                                       1,703
      Post Properties, Inc.  84,800                                       2,239
      PS Business Parks, Inc.  49,000                                     1,847
      RAIT Investment Trust  48,600                                       1,135
      Redwood Trust, Inc.  39,100                                         1,939
      Saul Centers, Inc.  36,000                                            979
      Senior Housing Properties
      Trust  135,100                                                      2,012
      SL Green Realty Corp.  76,100                                       2,751
      Sovran Self Storage, Inc.  30,300                                   1,026
      Summit Properties, Inc.  66,300                                     1,482
      Sun Communities, Inc.  42,500                                       1,549
      Tanger Factory Outlet Centers  22,200                                 896
      Taubman Centers, Inc.  112,300                                      2,264
      The Town & Country Trust  38,000                                      883
    o Trammell Crow Co.  83,600                                           1,138
      Universal Health Realty Income  27,900                                781
      US Restaurant Properties, Inc.  45,700                                731
      Ventas, Inc.  180,000                                               3,366
    = Washington Real Estate Investment
      Trust  90,200                                                       2,670
                                                                         ------
                                                                         94,043
      RETAIL 4.2%
      --------------------------------------------------------------------------
    o Alloy, Inc.  88,100                                                   395
    o American Eagle Outfitters, Inc.  160,400                            2,565
    o AnnTaylor Stores Corp.  99,999                                      3,580
    o Blue Rhino Corp.  38,400                                              445
      Burlington Coat Factory Warehouse
      Corp.  103,340                                                      2,217
      Casey's General Stores, Inc.  113,500                               1,759
      The Cato Corp., Class A  46,500                                       981
    o Central Garden & Pet Co.  39,900                                    1,104
    o Charming Shoppes, Inc.  260,500                                     1,706
    o The Children's Place Retail Stores,
      Inc.  59,400                                                        1,788
      Christopher & Banks Corp.  82,950                                   2,422
    o Cost Plus, Inc.  48,900                                             2,243
    o The Dress Barn, Inc.  69,500                                          973
    o Duane Reade, Inc.  50,900                                             700


                                                         See financial notes. 73

SCHWAB SMALL-CAP INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Fred's, Inc.  87,525                                                3,298
    o Genesco, Inc.  51,700                                                 871
    o Great Atlantic & Pacific Tea
      Co.  86,600                                                           541
    o Guitar Center, Inc.  53,600                                         1,745
    o The Gymboree Corp.  69,200                                          1,142
      Hancock Fabrics, Inc.  42,500                                         634
    o HOT Topic, Inc.  108,373                                            3,111
    o Insight Enterprises, Inc.  104,850                                  1,764
    o Jo-Ann Stores, Inc., Class A  45,400                                1,362
   =o Linens 'N Things, Inc.  101,400                                     2,993
      Longs Drug Stores Corp.  86,300                                     1,933
    o The Men's Wearhouse, Inc.  90,650                                   2,671
    o OfficeMax, Inc.  285,900                                            2,739
    o Pacific Sunwear of California  177,280                              4,093
      Pep Boys-Manny, Moe & Jack  123,600                                 2,377
      Ruddick Corp.  104,700                                              1,671
    o School Specialty, Inc.  43,200                                      1,204
    o ShopKo Stores, Inc.  66,800                                         1,034
    o Too, Inc.  76,700                                                   1,266
    o Tractor Supply Co.  85,400                                          3,579
    o Urban Outfitters, Inc.  87,200                                      2,909
      Weis Markets, Inc.  62,800                                          2,295
    o West Marine, Inc.  42,300                                             937
    o The Wet Seal, Inc., Class A  59,825                                   658
                                                                         ------
                                                                         69,705
      STEEL 0.4%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  188,100                               1,439
      Carpenter Technology Corp.  51,500                                  1,331
      Gibraltar Steel Corp.  38,100                                         915
      Quanex Corp. 35,000                                                 1,402
    o Steel Dynamics, Inc.  109,800                                       2,046
                                                                         ------
                                                                          7,133
      TELEPHONE 0.9%
      --------------------------------------------------------------------------
    o Cincinnati Bell, Inc.  555,300                                      2,838
    o Commonwealth Telephone Enterprises,
      Inc.  54,100                                                        2,205
    o Extreme Networks, Inc.  266,100                                     2,288
    o General Communication, Inc.,
      Class A  129,300                                                    1,275
      Inter-Tel, Inc.  58,600                                             1,476
    o Interdigital Communications
      Corp.  127,100                                                      2,159
    o Price Communications Corp.  124,100                                 1,560
      SureWest Communications  32,800                                     1,308
                                                                         ------
                                                                         15,109
      TOBACCO 0.3%
      --------------------------------------------------------------------------
      DIMON, Inc.  101,600                                                  731
      Schweitzer-Mauduit International, Inc.  34,200                        910
    = Universal Corp.  57,100                                             2,488
      Vector Group Ltd.  87,976                                           1,386
                                                                         ------
                                                                          5,515
      TRAVEL & RECREATION 1.4%
      --------------------------------------------------------------------------
    o Alliance Gaming Corp.  111,900                                      2,714
    o American Classic Voyages Co.  52,800                                   --
    o Argosy Gaming Co.  65,100                                           1,549
    o Aztar Corp.  79,900                                                 1,668
      Callaway Golf Co.  171,500                                          2,787
      Central Parking Corp.  75,400                                         910
    o Choice Hotels International,
      Inc.  81,200                                                        2,681
    o Dollar Thrifty Automotive Group,
      Inc.  56,100                                                        1,469
      The Marcus Corp.  70,225                                            1,050
    o Multimedia Games, Inc.  28,500                                      1,072
    o Prime Hospitality Corp.  101,500                                      924
    o Scientific Games Corp.,
      Class A  137,500                                                    1,829
    o Shuffle Master, Inc.  37,600                                        1,145
    o Six Flags, Inc.  214,200                                            1,268
    o Vail Resorts, Inc.  65,100                                            872
    o WMS Industries, Inc.  65,200                                        1,508
                                                                         ------
                                                                         23,446
      TRUCKING & FREIGHT 0.9%
      --------------------------------------------------------------------------
      Arkansas Best Corp.  56,900                                         1,884
    o Forward Air Corp.  48,600                                           1,413
    o Knight Transportation, Inc.  85,000                                 2,139
    o Landstar Systems, Inc.  34,400                                      2,513
    o PAM Transportation Services,
      Inc.  24,700                                                          467


74 See financial notes.

SCHWAB SMALL-CAP INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Roadway Corp.  45,600                                               2,337
      USF Corp.  62,200                                                   1,985
    o Yellow Corp.  66,200                                                2,175
                                                                         ------
                                                                         14,913

      UTILITIES: ELECTRIC & GAS 3.0%
      --------------------------------------------------------------------------
    o Allegheny Energy, Inc.  288,600                                     3,053
      American States Water Co.  35,250                                     864
    o Aquila, Inc.  436,100                                               1,723
      Avista Corp.  111,100                                               1,889
      Black Hills Corp.  71,600                                           2,303
      California Water Service Group  34,300                                938
      CH Energy Group, Inc.  35,700                                       1,564
      Cleco Corp.  108,000                                                1,809
    o Dynegy, Inc., Class A  848,700                                      3,403
    o El Paso Electric Co.  109,400                                       1,328
      The Empire District Electric Co.  53,400                            1,132
    = Energen Corp.  81,100                                               2,990
      Idacorp, Inc.  86,600                                               2,351
      The Laclede Group, Inc.  44,400                                     1,259
      MGE Energy, Inc.  40,900                                            1,297
      New Jersey Resources Corp.  62,100                                  2,350
      Northwest Natural Gas Co.  58,800                                   1,705
      NUI Corp.  38,800                                                     662
      Otter Tail Corp.  58,500                                            1,561
      PNM Resources, Inc.  89,700                                         2,537
    o Sierra Pacific Resources  269,600                                   1,610
      South Jersey Industries  27,900                                     1,058
    o Southern Union Co.  159,673                                         2,812
      Southwest Gas Corp.  77,100                                         1,741
      UIL Holdings Corp.  33,600                                          1,262
      Unisource Energy Corp.  77,380                                      1,493
    = Westar Energy, Inc.  164,000                                        3,277
                                                                         ------
                                                                         49,971


      SECURITY                                      FACE VALUE        MKT. VALUE
         RATE, MATURITY DATE                       ($ x 1,000)       ($ x 1,000)
      U.S. TREASURY OBLIGATIONS
      0.0% of net assets

    = U.S. Treasury Bills
         0.85%-0.93%, 12/18/03                             150              150


      END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

      SECURITY AND NUMBER OF SHARES

      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      7.5% of net assets

      OTHER INVESTMENT COMPANIES
      --------------------------------------------------------------------------
      Securities Lending Investment
      Fund  122,374,453                                                 122,374

       END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.

                                                         See financial notes. 75

SCHWAB SMALL-CAP INDEX FUND(R)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value
   (including $116,026 of securities of loan)                      $1,642,685 a
Collateral held for securities on loan                                122,374
Receivables:
   Fund shares sold                                                     1,708
   Dividends                                                              881
   Investments sold                                                     4,112
   Income from securities on loan                                          58
Prepaid expenses                                               +           36
                                                               ---------------
TOTAL ASSETS                                                        1,771,854

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                122,374
Cash overdraft                                                            785
Payables:
   Fund shares redeemed                                                 2,299
   Interest expenses                                                        1
   Investments bought                                                     846
   Due to broker for futures                                               10
   Investment adviser and administrator fees                               24
   Transfer agent and shareholder service fees                              4
Accrued expenses                                               +          219
                                                               ---------------
TOTAL LIABILITIES                                                     126,562

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                        1,771,854
TOTAL LIABILITIES                                              -      126,562
                                                               ---------------
NET ASSETS                                                         $1,645,292

NET ASSETS BY SOURCE
Capital received from investors                                     1,617,099
Net investment income not yet distributed                               7,747
Net realized capital losses                                          (287,631)
Net unrealized capital gains                                          308,077 b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                 SHARES
SHARE CLASS              NET ASSETS    /    OUTSTANDING        =          NAV
Investor Shares            $886,035              48,632                $18.22
Select Shares(R)           $759,257              41,603                $18.25

Unless stated, all numbers x 1,000.

a The fund paid $1,334,661 for these securities. Not counting short-term obligations and government securities, the fund paid $469,511 for securities during the report period and received $646,990 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had seven open Russell 2000 futures contracts due to expire on December 21, 2003, with an aggregate contract value of $1,849 and net unrealized gains of $53.

FEDERAL TAX DATA
-----------------------------------------------------
PORTFOLIO COST                            $1,338,069

NET UNREALIZED GAINS AND LOSSES:
Gains                                       $441,758
Losses                                +     (137,142)
                                      ---------------
                                            $304,616

NET UNDISTRIBUTED EARNINGS:
Ordinary income                               $7,747
Long-term capital gains                          $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                     Loss amount
    2010                                     $86,072
    2011                              +      198,098
                                      ---------------
                                            $284,170

RECLASSIFICATIONS:
Net realized capital losses                      $39

Reclassified as:
Net investment income
   not yet distributed                          ($39)


76 See financial notes.

SCHWAB SMALL-CAP INDEX FUND(R)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                             $17,535  a
Interest                                                                    9
Securities on loan                                               +        682
                                                                 -------------
TOTAL INVESTMENT INCOME                                                18,226

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                              (194,040)
Net realized gains on futures contracts                          +         61
                                                                 -------------
NET REALIZED LOSSES                                                  (193,979)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                   656,430
Net unrealized gains on futures contracts                        +         37
                                                                 -------------
NET UNREALIZED GAINS                                                  656,467

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               4,169 b
Transfer agent and shareholder service fees:
   Investor Shares                                                      1,869 c
   Select Shares(R)                                                       652 c
Trustees' fees                                                             10 d
Custodian fees                                                            161
Portfolio accounting fees                                                 220
Professional fees                                                          44
Registration fees                                                          52
Shareholder reports                                                       166
Interest expense                                                           15
Other expenses                                                   +         17
                                                                 -------------
Total expenses                                                          7,375
Expense reduction                                                -        523 e
                                                                 -------------
NET EXPENSES                                                            6,852

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                18,226
NET EXPENSES                                                     -      6,852
                                                                 -------------
NET INVESTMENT INCOME                                                  11,374
NET REALIZED LOSSES                                                  (193,979) f
NET UNREALIZED GAINS                                             +    656,467 f
                                                                 -------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $473,862

Unless stated, all numbers x 1,000.

a An additional $3 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.33% of the first
  $500 million and 0.28% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e Includes $337 from the investment adviser (CSIM) and $186 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 29, 2004, as follows:

                                % OF AVERAGE
  SHARE CLASS               DAILY NET ASSETS
  ------------------------------------------
  Investor Shares                       0.60
  Select Shares                         0.42

  Prior to March 1, 2003, these limits were 0.49% and 0.38% for the Investor Shares and Select Shares, respectively. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $462,488.


                                                         See financial notes. 77

SCHWAB SMALL-CAP INDEX FUND(R)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
---------------------------------------------------------------------------------------
                                                  11/1/02-10/31/03    11/1/01-10/31/02
Net investment income                                     $11,374              $13,371
Net realized losses                                      (193,979)             (78,341)
Net unrealized gains or losses                 +          656,467             (171,545)
                                               ----------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                           473,862             (236,515)

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                             7,507                4,403
Select Shares(R)                               +            7,345                4,635
                                               ----------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME                 14,852                9,038 a

DISTRIBUTIONS FROM NET REALIZED GAINS
Investor Shares                                                --               29,754
Select Shares                                  +               --               26,290
                                               ----------------------------------------
TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                    --               56,044

TOTAL DISTRIBUTIONS                                       $14,852              $65,082 b

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------------
                                          11/1/02-10/31/03         11/1/01-10/31/02
                                      SHARES           VALUE    SHARES           VALUE
SHARES SOLD
Investor Shares                        6,678        $101,578    14,769        $243,412
Select Shares                     +    6,760          99,820    14,560         231,836
                                  -----------------------------------------------------
TOTAL SHARES SOLD                     13,438        $201,398    29,329        $475,248

SHARES REINVESTED
Investor Shares                          522          $7,085     1,919         $32,335
Select Shares                     +      503           6,844     1,710          28,842
                                  -----------------------------------------------------
TOTAL SHARES REINVESTED                1,025         $13,929     3,629         $61,177

SHARES REDEEMED
Investor Shares                      (12,997)      ($188,682)  (12,547)      ($192,562)
Select Shares                     +  (13,679)       (200,308)  (13,662)       (212,752)
                                  -----------------------------------------------------
TOTAL SHARES REDEEMED                (26,676)      ($388,990)  (26,209)      ($405,314) c

NET TRANSACTIONS
IN FUND SHARES                       (12,213)      ($173,663)    6,749        $131,111

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------------
                                         11/1/02-10/31/03          11/1/01-10/31/02
                                      SHARES      NET ASSETS    SHARES      NET ASSETS
Beginning of period                  102,448       $1,359,945   95,699      $1,530,431
Total increase or
decrease                          +  (12,213)         285,347    6,749        (170,486) d
                                  -----------------------------------------------------
END OF PERIOD                         90,235       $1,645,292  102,448      $1,359,945 e

Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

                          CURRENT            PRIOR
                           PERIOD           PERIOD
  Ordinary
  Income                  $14,852          $9,038
  Long-term
  capital gains               $--         $56,044

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

                          CURRENT            PRIOR
                           PERIOD           PERIOD
  Investor Shares             $70             $128
  Select Shares          +     39         +     65
                         --------         --------
  TOTAL                      $109             $193

  Dollar amounts are net of the redemption proceeds.

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $7,747 and $11,264 for the current period and prior period, respectively.

  Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS(R)
  All Equity Portfolio                                6.5%
  Growth Portfolio                                    7.1%
  Balanced Portfolio                                  4.8%
  Conservative Portfolio                              1.8%

  SCHWAB ANNUITY PORTFOLIOS
  Growth Portfolio II                                 0.3%


78 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                         11/1/02-       11/1/01-     11/1/00-     11/1/99-      6/1/99 1-
INVESTOR SHARES                                          10/31/03       10/31/02     10/31/01     10/31/00      10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      14.35        16.62        22.49       20.87           20.00
                                                         ---------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                     0.16          0.16        0.15         0.16           0.07
   Net realized and unrealized gains or losses               3.14         (2.27)      (5.87)        1.56           0.80
                                                         ---------------------------------------------------------------------------
   Total income or loss from investment operations           3.30         (2.11)      (5.72)        1.72           0.87
Less distributions:
   Dividends from net investment income                     (0.17)        (0.16)      (0.15)       (0.10)            --
                                                         ---------------------------------------------------------------------------
Net asset value at end of period                            17.48         14.35       16.62        22.49          20.87
                                                         ---------------------------------------------------------------------------
Total return (%)                                            23.24        (12.86)     (25.55)        8.23           4.35 2
RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                    0.53          0.40        0.40         0.40 3         0.40 4
   Gross operating expenses                                  0.59          0.62        0.65         0.67           0.91 4
   Net investment income                                     1.18          1.11        0.94         0.76           0.92 4
Portfolio turnover rate                                         3             2           2            2              1 2
Net assets, end of period ($ x 1,000,000)                     469           263         224          218            136

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 0.41% if certain non-routine expenses (proxy fees) had been included.

4 Annualized.


                                                         See financial notes. 79

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

FINANCIAL HIGHLIGHTS

                                                          11/1/02-      11/1/01-     11/1/00-     11/1/99-     6/1/99(1)-
SELECT SHARES(R)                                          10/31/03      10/31/02     10/31/01     10/31/00     10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      14.37         16.65        22.52        20.89        20.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                     0.20          0.19         0.18         0.17         0.07
   Net realized and unrealized gains or losses               3.14         (2.29)       (5.87)        1.56         0.82
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations           3.34         (2.10)       (5.69)        1.73         0.89
Less distributions:
   Dividends from net investment income                     (0.19)        (0.18)       (0.18)       (0.10)          --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                            17.52         14.37        16.65        22.52        20.89
                                                      ------------------------------------------------------------------------------
Total return (%)                                            23.50        (12.81)      (25.40)        8.30         4.45 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                    0.36          0.27         0.27         0.27 3       0.27 4
   Gross operating expenses                                  0.44          0.47         0.50         0.52         0.74 4
   Net investment income                                     1.35          1.24         1.07         0.89         1.05 4
Portfolio turnover rate                                         3             2            2            2            1 2
Net assets, end of period ($ x 1,000,000)                     429           264          257          262          149

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 0.28% if certain non-routine expenses (proxy fees) had been included.

4 Annualized.


80 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 *  American Depositary Receipt

 =  Collateral for open futures contracts

 /  Issuer is affiliated with the fund's adviser

 ~  Security is valued at fair value
    (see Accounting Policies)

                                                      COST          MARKET VALUE
HOLDINGS BY CATEGORY                                ($x1,000)         ($x1,000)
--------------------------------------------------------------------------------
 99.2%     COMMON STOCK                              918,872           891,598

  0.1%     U.S. TREASURY
           OBLIGATIONS                                   310               310

  0.0%     RIGHTS                                        120                 7

  0.0%     PREFERRED STOCK                                 3                 4

  0.0%     WARRANTS                                       55                --
--------------------------------------------------------------------------------
 99.3%     TOTAL INVESTMENTS                         919,360           891,919

 10.9%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN                     98,169            98,169

(10.2)%    OTHER ASSETS AND
           LIABILITIES, NET                                            (91,500)
--------------------------------------------------------------------------------
 100.0%    TOTAL NET ASSETS                                            898,588

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.2% of net assets

      AEROSPACE/DEFENSE 1.4%
      --------------------------------------------------------------------------

   ~o Aerosonic Corp. 1,000                                                    7
      The Boeing Co.  59,300                                               2,282
      Crane Co.   5,000                                                      141
    o DRS Technologies, Inc.  1,200                                           29
      EDO Corp.  900                                                          20
      Engineered Support Systems, Inc. 1,650                                 112
    o EnPro Industries, Inc. 920                                               9
    o ESCO Technologies, Inc. 1,400                                           61
    o Esterline Technologies Corp. 2,900                                      64
      GenCorp, Inc. 2,500                                                     24
      General Dynamics Corp.  13,200                                       1,105
      Goodrich Corp. 8,404                                                   232
      Heico Corp., Class A  2,260                                             27
    o Integrated Defense Technologies, Inc. 900                               15
      Kaman Corp., Class A  1,300                                             16
    o KVH Industries, Inc.  1,300                                             36
    o L-3 Communications Holdings, Inc.   6,600                              309
      Lockheed Martin Corp.   31,552                                       1,463
      Northrop Grumman Corp. 12,516                                        1,119
      Raytheon Co. 29,900                                                    792
      Rockwell Automation, Inc. 13,200                                       410
      Rockwell Collins, Inc. 13,100                                          360
    o SatCon Technology Corp. 900                                              3
    o Teledyne Technologies, Inc.   12,157                                   200
      Textron, Inc. 9,300                                                    462
    o Timco Aviation Services, Inc. 80                                        --
    o Transtechnology Corp.   500                                              3
    o Trimble Navigation Ltd.  3,800                                         105
      United Technologies Corp. 35,534                                     3,009
    o Veeco Instruments, Inc.  1,000                                          25
                                                                         -------
                                                                          12,440
      AIR TRANSPORTATION   1.1%
      --------------------------------------------------------------------------
    o AirTran Holdings, Inc.   2,000                                          32
    o Alaska Air Group, Inc.   1,900                                          55
    o AMR Corp. 2,500                                                         33
    o ATA Holdings Corp.       1,200                                          12
    o Atlantic Coast Airlines
      Holdings, Inc. 1,600                                                    18
    o Continental Airlines, Inc.,
      Class B 5,000                                                           95
      Delta Air Lines, Inc.   8,500                                          111
    o EGL, Inc. 4,150                                                         68
    o ExpressJet Holdings, Inc.  3,000                                        46
      FedEx Corp. 28,263                                                   2,141
    o Hawk Corp., Class A      1,800                                           7
    o JetBlue Airways Corp.    3,650                                         210
    o Kellstrom Industries, Inc.  600                                         --
    o MAIR Holdings, Inc.     1,100                                            8
    o Mesa Air Group, Inc.    1,300                                           14
    o Northwest Airlines Corp.,
      Class A 3,500                                                           48
      Sabre Holdings Corp.  9,901                                            217


                                                         See financial notes. 81

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      SkyWest, Inc. 4,000                                                     74
      Southwest Airlines Co.   54,225                                      1,052
      United Parcel Service, Inc.,
      Class B 80,480                                                       5,836
                                                                         -------
                                                                          10,077
      ALCOHOLIC BEVERAGES 0.4%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  2,500                                       140
      Anheuser-Busch Cos., Inc.   59,000                                   2,906
      Brown-Forman Corp., Class B   3,706                                    313
    o Constellation Brands, Inc.,
      Class A 8,800                                                          276
    o National Beverage Corp.   3,700                                         56
                                                                         -------
                                                                           3,691
      APPAREL 0.5%
      --------------------------------------------------------------------------
      Brown Shoe Co., Inc.   3,300                                           114
      The Buckle, Inc.  1,000                                                 22
    o Casual Male Corp.  1,100                                                --
    o Coach, Inc.  8,004                                                     284
    o Columbia Sportswear Co.  1,850                                         108
    o Finlay Enterprises, Inc.  1,000                                         15
    o Guess?, Inc. 2,700                                                      32
      Haggar Corp. 1,200                                                      19
    o Hampshire Group Ltd.  1,000                                             35
      Jones Apparel Group, Inc.  12,156                                      419
      K-Swiss, Inc., Class A    1,200                                         53
      Kellwood Co. 2,900                                                     108
      Kenneth Cole Productions, Inc.,
      Class A 3,100                                                           92
      Liz Claiborne, Inc. 18,600                                             686
    o Maxwell Shoe Co., Inc., Class A   1,000                                 16
      Nike, Inc., Class B 20,700                                           1,323
      Oshkosh B'Gosh, Inc., Class A  1,200                                    26
      Phillips-Van Heusen Corp.   1,800                                       31
      Polo Ralph Lauren Corp.    3,500                                       106
    o Quiksilver, Inc. 2,000                                                  34
      Reebok International Ltd.  8,000                                       312
      Russell Corp. 2,600                                                     48
      Saucony, Inc., Class B  1,900                                           31
    o Skechers USA, Inc., Class A    6,500                                    49
    o Stage Stores, Inc. 1,200                                                34
    o Steven Madden Ltd. 1,800                                                39
      Stride Rite Corp. 2,900                                                 35
      Superior Uniform Group, Inc.   1,600                                    25
      Tandy Brands Accessories, Inc.   1,000                                  15
    o Tarrant Apparel Group    1,700                                           7
    o Timberland Co., Class A  1,400                                          73
    o Unifi, Inc. 1,900                                                        9
      VF Corp. 15,000                                                        637
      Wolverine World Wide, Inc.    5,200                                    105
                                                                         -------
                                                                           4,942
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  1.3%
      --------------------------------------------------------------------------
      A.O. Smith Corp., Class B    1,300                                      41
    o Aftermarket Technology Corp.   4,300                                    51
    o American Axle & Manufacturing
      Holdings, Inc. 5,300                                                   183
      ArvinMeritor, Inc. 4,900                                                82
      Bandag, Inc. 3,200                                                     117
      BorgWarner, Inc. 2,700                                                 215
      Carlisle Cos., Inc. 3,600                                              206
      Cascade Corp. 4,400                                                    105
    o Collins & Aikman Corp.  1,400                                            4
      Cooper Tire & Rubber Co.   6,400                                       126
      Cummins, Inc. 1,400                                                     66
      Dana Corp. 40,800                                                      664
      Danaher Corp. 9,500                                                    787
      Delphi Corp. 26,600                                                    237
      Donaldson Co., Inc. 1,900                                              109
    o Dura Automotive Systems, Inc.,
      Class A 12,100                                                         117
      Eaton Corp. 6,300                                                      632
      Federal Screw Works 250                                                  8
      Ford Motor Co. 131,736                                               1,598
      General Motors Corp. 39,386                                          1,681
    o General Motors Corp., Class H   80,182                               1,317
      Gentex Corp. 2,300                                                      90
      Genuine Parts Co. 8,000                                                255
    o Goodyear Tire & Rubber Co.   6,500                                      45
    o Group 1 Automotive, Inc. 1,400                                          50
      Harley-Davidson, Inc.   22,500                                       1,067
    o Keystone Automotive Industries, Inc.  1,800                             45
    o Lear Corp. 5,800                                                       337
      Lithia Motors, Inc., Class A  700                                       17
      Magna International, Inc., Class A  459                                 37
    o MarineMax, Inc. 800                                                     15
    o Midas, Inc. 1,300                                                       17


82 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Modine Manufacturing Co. 3,700                                          95
    o Monaco Coach Corp.   1,200                                              29
    o Monro Muffler Brake, Inc. 700                                           23
      Myers Industries, Inc.   2,346                                          29
    o Navistar International Corp.   1,900                                    77
      Oshkosh Truck Corp.    4,500                                           206
      Polaris Industries, Inc.  1,600                                        137
    o Rush Enterprises, Inc., Class A   500                                    4
    o Rush Enterprises, Inc., Class B   500                                    5
      Sonic Automotive, Inc.            1,400                                 32
      Standard Motor Products, Inc.  2,000                                    22
    o Stoneridge, Inc. 1,700                                                  23
      Superior Industries International, Inc.   800                           34
    o TBC Corp. 1,100                                                         30
      Thor Industries, Inc.   1,000                                           64
      Titan International, Inc.   800                                          1
    o Tower Automotive, Inc.   2,300                                           9
    o United Auto Group, Inc.  1,000                                          26
    o United Defense Industries, Inc.  900                                    29
    o UQM Technologies, Inc.     1,500                                         5
      Visteon Corp. 5,451                                                     35
      Winnebago Industries, Inc.   1,300                                      76
                                                                         -------
                                                                          11,312
      BANKS 7.7%
      --------------------------------------------------------------------------
      ABC Bancorp 1,500                                                       25
      Abigail Adams National Bancorp   500                                     9
      Alabama National Bancorp   1,600                                        84
      AmSouth Bancorp.  25,903                                               612
      Anchor Bancorp Wisconsin, Inc.  3,100                                   77
      Arrow Financial Corp.  963                                              26
      Associated Banc-Corp.  5,146                                           212
      BancFirst Corp. 500                                                     27
      Bancorpsouth, Inc.  4,612                                              108
      Bank Mutual Corp.  3,669                                                43
      Bank of America Corp.  109,200                                       8,270
      Bank of Hawaii Corp.  3,500                                            138
      The Bank of New York Co., Inc.  54,500                               1,700
      Bank One Corp.  80,700                                               3,426
      BankAtlantic Bancorp, Inc.,
      Class A 2,200                                                           37
      Banknorth Group, Inc.  6,974                                           218
      BB&T Corp. 38,386                                                    1,484
      Berkshire Bancorp, Inc. 1,200                                           55
      Boston Private Financial
      Holdings, Inc. 2,129                                                    54
      Brookline Bancorp, Inc. 2,405                                           36
      Bryn Mawr Bank Corp. 1,400                                              33
      BSB Bancorp, Inc. 900                                                   28
      Camden National Corp. 700                                               21
      Capital City Bank Group, Inc.  1,500                                    58
    o Capital Crossing Bank 1,000                                             38
      Capitol Bancorp Ltd. 1,500                                              40
      Capitol Federal Financial  4,420                                       164
      Cascade Bancorp 2,124                                                   40
      Cavalry Bancorp, Inc. 500                                                9
      CCBT Financial Cos., Inc. 200                                            5
    o Central Coast Bancorp 1,331                                             23
      Century Bancorp, Inc., Class A  800                                     28
      Chemical Financial Corp.  1,318                                         46
      Chittenden Corp. 1,818                                                  59
      Citizens Banking Corp. Michigan   2,090                                 61
      Citizens South Banking Corp.  1,000                                     15
      City Holding Co. 1,800                                                  61
      City National Corp. 3,100                                              187
      The Colonial BancGroup, Inc.  4,600                                     72
      Columbia Bancorp 700                                                    19
      Columbia Banking Systems, Inc.  1,859                                   36
      Comerica, Inc. 13,496                                                  695
      Commerce Bancorp, Inc. N.J.  3,060                                     148
      Commerce Bancshares, Inc.  11,518                                      552
      Community Bank System, Inc.  700                                        34
      Community First Bankshares, Inc.   2,000                                54
      Community Trust Bancorp, Inc.  2,056                                    66
      Compass Bancshares, Inc.  11,400                                       431
      Connecticut Bancshares, Inc.  700                                       36
      Corus Bankshares, Inc. 500                                              29
      Cullen/Frost Bankers, Inc.  3,300                                      128
      Dime Community Bancshares, Inc.   2,250                                 63
      Doral Financial Corp. 4,600                                            232
      Exchange National Bancshares, Inc.   750                                27
      Fifth Third Bancorp 40,588                                           2,353
      First Bancorp Puerto Rico  2,100                                        70
      First Busey Corp., Class A  1,000                                       27
      First Charter Corp. 3,500                                               72


                                                         See financial notes. 83

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      First Citizens BancShares, Inc.,
      Class A 300                                                             34
      First Commonwealth Financial
      Corp. 2,100                                                             29
      First Essex Bancorp, Inc. 700                                           38
      First Federal Capital Corp.  2,500                                      55
      First Financial Bancorp 1,839                                           31
      First Financial Bancshares, Inc.  1,500                                 63
      First M & F Corp. 1,000                                                 37
      First Merchants Corp. 1,041                                             28
      First Midwest Bancorp, Inc. Illinois   3,125                            97
      First Niagra Financial Group, Inc.  3,104                               44
      First Oak Brook Bancshares, Inc.   1,500                                43
      First of Long Island Corp.  2,000                                       83
      First Republic Bank 1,300                                               47
      First Tennessee National Corp.  10,800                                 490
      Firstfed America Bancorp, Inc.   2,000                                  51
    o FirstFed Financial Corp. 2,900                                         131
      FirstMerit Corp. 4,800                                                 124
      FleetBoston Financial Corp.  76,277                                  3,081
      FNB Corp. 2,639                                                         87
      Franklin Financial Corp. Tennessee   700                                22
      Frontier Financial Corp. 700                                            22
      Fulton Financial Corp. 5,150                                           106
      GA Financial, Inc. 1,100                                                31
      Gold Banc Corp., Inc. 1,400                                             18
      Great Southern Bancorp, Inc.  700                                       28
      Greater Bay Bancorp 2,906                                               78
      Hancock Holding Co. 1,050                                               60
      Harbor Florida Bancshares, Inc.  1,100                                  30
      Harleysville National Corp.      1,102                                  33
      Hibernia Corp., Class A  16,900                                        382
      Home Federal Bancorp 800                                                22
      Horizon Financial Corp. 2,156                                           38
    * HSBC Holdings PLC 13,000                                               976
      Hudson City Bancorp, Inc.  19,100                                      660
      Hudson United Bancorp 5,740                                            208
      Huntington Bancshares, Inc.  13,290                                    288
      Independent Bank Corp.  1,000                                           29
      Integra Bank Corp. 1,225                                                26
      Interchange Financial Services
      Corp. 1,050                                                             26
    o Internet Capital Group, Inc.  7,000                                     3
      Irwin Financial Corp. 3,700                                            104
      J.P. Morgan Chase & Co. 145,580                                      5,226
      KeyCorp, Inc. 29,300                                                   828
      Lakeland Financial Corp. 1,100                                          40
      M&T Bank Corp. 8,962                                                   842
      MAF Bancorp., Inc. 700                                                  29
      Main Street Banks, Inc. 1,000                                           26
      MainSource Financial Group, Inc.  1,000                                 28
      Marshall & Ilsley Corp. 16,150                                         579
      MASSBANK Corp. 1,500                                                    61
      Mellon Financial Corp. 30,300                                          905
      Mercantile Bankshares Corp.  5,574                                     236
      Merchants Bancshares, Inc. 750                                          21
      Mid-State Bancshares 3,500                                              85
      Midwest Banc Holdings, Inc.  1,300                                      31
    o Movie Gallery, Inc. 1,525                                               32
      Nara Bancorp, Inc. 2,000                                                45
      National City Corp. 44,100                                           1,440
      National Commerce Financial
      Corp. 11,650                                                           320
      National Penn Bancshares, Inc.  906                                    27
      NBT Bancorp., Inc. 1,400                                                29
      Net.B@nk, Inc. 3,300                                                    45
      NewMil Bancorp, Inc. 1,000                                              26
      North Fork Bancorp., Inc. 7,300                                        285
      North Valley Bancorp 1,500                                              24
      Northern Trust Corp. 15,500                                            720
      OceanFirst Financial Corp. 1,050                                        27
      Old National Bancorp. 3,283                                             73
      Omega Financial Corp. 1,000                                             36
      Oriental Financial Group 1,375                                          35
      Pacific Crest Capital, Inc. 1,000                                       26
      Park National Corp. 805                                                 94
      Patriot Bank Corp. 550                                                  12
      Pennfed Finance Services, Inc.  2,000                                   63
      Peoples Bank-Bridgeport 2,500                                           82
      Peoples Financial Corp. 3,000                                           49
      PFF Bancorp, Inc. 1,120                                                 42
      PNC Financial Services Group,
      Inc. 19,700                                                          1,055
      Popular, Inc. 13,400                                                   603
      Progress Financial Corp. 1,365                                          42
      Prosperity Bancshares, Inc. 2,400                                       55


 84 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Provident Bankshares Corp. 2,382                                        74
      Provident Financial Group, Inc.  2,100                                  62
    o Quaker City Bancorp, Inc. 1,250                                         53
      Regions Financial Corp. 16,900                                         621
      Republic Bancorp, Inc. 5,154                                            75
      Republic Bancorp, Inc., Class A   1,500                                 30
      Riggs National Corp. 2,000                                              33
      S&T Bancorp, Inc. 1,400                                                 42
    o S1 Corp. 12,930                                                        105
      Sandy Spring Bancorp, Inc. 2,900                                       105
      Seacoast Banking Corp. of Florida  1,980                                35
      Second Bancorp., Inc. 900                                               25
      Shore Bancshares, Inc. 500                                              19
    o Silicon Valley Bancshares 2,200                                         77
      Simmons First National Corp.,
      Class A 1,000                                                           26
      Sky Financial Group, Inc. 4,376                                        107
      The South Financial Group, Inc.  3,000                                  78
      SouthTrust Corp. 23,554                                                750
      Southwest Bancorp of Texas, Inc.  1,500                                 54
      Southwest Bancorp, Inc. 3,300                                           52
      St. Francis Capital Corp. 1,200                                         40
      State Bancorp, Inc. 840                                                 17
      State Street Corp. 23,000                                            1,204
      Sterling Bancorp 1,523                                                  45
      Sterling Bancshares, Inc. 2,100                                         24
    o Sterling Financial Corp. 847                                            27
      Suffolk Bancorp 2,400                                                   84
    o Sun Bancorp, Inc. N.J. 3,150                                            74
      SunTrust Banks, Inc. 20,200                                          1,355
      Susquehanna Bancshares, Inc. 2,700                                      68
      SY Bancorp, Inc. 1,400                                                  28
      Synovus Financial Corp. 18,700                                         516
      TCF Financial Corp. 4,300                                              224
      Texas Regional Bancshares, Inc.,
      Class A 1,551                                                           56
      Timberland Bancorp, Inc. 1,000                                          24
      Tompkins Trustco, Inc. 770                                              37
      TriCo Bancshares 200                                                     6
      The Trust Co. of New Jersey 3,000                                       94
      Trustco Bank Corp. 2,857                                                37
      Trustmark Corp. 4,300                                                  122
      U.S. Bancorp 137,631                                                 3,746
      UCBH Holdings, Inc.  2,200                                              79
      UMB Financial Corp.  1,787                                              89
      Umpqua Holdings Corp.  343                                               7
      Union Bankshares Corp. 700                                              22
      Union Planters Corp.  15,950                                           531
      UnionBanCal Corp.  22,600                                            1,224
      United Bankshares, Inc.  1,900                                          58
      United Community Financial
      Corp. 1,900                                                             21
      United National Bancorp. 1,230                                          43
      Unizan Financial Corp.  1,371                                           28
      USB Holding Co., Inc.  1,777                                            33
      Valley National Bancorp  6,435                                         188
      Wachovia Corp.  95,036                                               4,359
      Washington Trust Bancorp, Inc.  1,000                                   28
      Wells Fargo & Co.  120,381                                           6,780
      WesBanco, Inc. 3,200                                                    85
      West Coast Bancorp  1,200                                               25
      Westamerica Bancorp.  1,700                                             85
      WestCorp., Inc. 2,207                                                   83
      Whitney Holding Corp.  1,950                                            74
      Wilmington Trust Corp.  3,200                                          108
      Wintrust Financial Corp.  1,800                                         78
      WSFS Financial Corp.  1,000                                             43
      Zions Bancorp. 5,200                                                   319
                                                                         -------
                                                                          69,349
      BUSINESS MACHINES & SOFTWARE  8.3%
      --------------------------------------------------------------------------
    o 3Com Corp. 17,900                                                      129
    o 3D Systems Corp. 1,400                                                  13
    o Adaptec, Inc. 5,700                                                     49
      Adobe Systems, Inc.   17,500                                           767
    o Advanced Digital Information
      Corp. 2,600                                                             42
      Analogic Corp. 5,200                                                   227
    o Andersen Group, Inc.  1,400                                              7
    o Apple Computer, Inc.  18,700                                           428
    o Arbitron, Inc. 2,120                                                    84
    o Artesyn Technologies, Inc.  1,100                                        9
    o Ascential Software Corp.  2,912                                         65
      Autodesk, Inc. 8,400                                                   162
    o Avici Systems, Inc.     375                                              2
    o Avocent Corp. 13,963                                                   528


                                                         See financial notes. 85

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o BEA Systems, Inc.   27,900                                             388
      Black Box Corp. 5,200                                                  224
    o BMC Software, Inc.  19,000                                             330
    o Borland Software Corp.  3,000                                           27
    o Cisco Systems, Inc.   511,969                                       10,741
    o Cognitronics Corp.  2,600                                                7
    o Compuware Corp.     19,900                                             112
    o Comverse Technology, Inc. 13,400                                       242
    o Concerto Software, Inc.  1,100                                          13
    o Concurrent Computer Corp. 3,000                                         14
    o CoSine Communications, Inc.  730                                         5
    o Dell, Inc. 186,800                                                   6,747
      Diebold, Inc. 5,300                                                    302
    o Digital Lightwave, Inc.  1,300                                           1
    o EMC Corp. 164,834                                                    2,281
    o Enterasys Networks, Inc.  8,500                                         33
      Fair Isaac Corp. 5,163                                                 329
    o Flow International Corp.  900                                            3
    o Foundry Networks, Inc.  4,300                                          100
    o Gadzoox Networks, Inc.  600                                             --
    o Gateway, Inc. 11,800                                                    59
    o General Binding Corp.   500                                              7
    o Hanger Orthopedic Group, Inc.    5,400                                  92
      Hewlett-Packard Co.    218,916                                       4,884
      IKON Office Solutions, Inc.   8,500                                     71
    o Imagistics International, Inc.   2,840                                  91
    o Immersion Corp. 800                                                      5
    o Input/Output, Inc. 3,400                                                14
    o Integrated Device Technology,
      Inc. 4,200                                                              66
    o Intergraph Corp. 9,700                                                 253
    o Interland, Inc. 510                                                      4
  (9) International Business Machines
      Corp. 125,850                                                       11,261
    o InterVoice, Inc. 1,678                                                  17
    o Invision Technologies, Inc.  1,500                                      41
    o Iomega Corp. 12,400                                                     68
    o Juniper Networks, Inc.  13,600                                         245
      Landamerica Financial Group,
      Inc. 5,800                                                             290
    o Lantronix, Inc. 1,900                                                    2
    o Lexmark International, Inc.,
      Class A 10,900                                                         802
    o LTX Corp. 1,900                                                         27
    o Maxtor Corp. 14,748                                                    202
    o McData Corp., Class A   2,617                                           27
      Microchip Technology, Inc.  13,975                                     457
    o Micromuse, Inc.    2,900                                                23
    o MICROS Systems, Inc.   5,500                                           223
 =(2) Microsoft Corp.    786,660                                          20,571
    o MIPS Technology, Inc., Class A   1,100                                   5
    o MSC.Software Corp.  1,800                                               19
    o NCR Corp. 11,900                                                       428
    o Network Appliance, Inc.  13,500                                        333
    o Novell, Inc. 25,600                                                    150
    o Oracle Corp.   381,900                                               4,568
    o PalmOne, Inc. 1,569                                                     22
    o PalmSource, Inc.   --                                                   --
      Pitney Bowes, Inc. 17,000                                              699
    o Precis, Inc. 1,200                                                       5
    o Printronix, Inc. 2,400                                                  34
    o Rainbow Technologies, Inc.  5,000                                       62
    o Read-Rite Corp.   1,180                                                 --
    o Roxio, Inc. 724                                                          7
    o Sandisk Corp. 5,500                                                    443
    o Scansource, Inc. 600                                                    26
    o Seagate Escrow Security   7,500                                          2
    o Siebel Systems, Inc.   18,100                                          228
    o Silicon Graphics, Inc.  4,800                                            5
    o SoftBrands, Inc. 671                                                     1
    o Storage Technology Corp.  14,400                                       347
    o StorageNetworks, Inc.   2,100                                            4
    o Sun Microsystems, Inc.  226,230                                        896
    o Sybase, Inc. 19,036                                                    341
    o Tech Data Corp.  2,800                                                  92
    o The Titan Corp.  6,381                                                 135
      Total System Services, Inc.  13,800                                    381
    o Ultimate Electronics, Inc.  400                                          4
    o Unisys Corp. 23,100                                                    355
    o Vitria Technology, Inc. 925                                              5
    o Xerox Corp. 57,200                                                     601
                                                                         -------
                                                                          74,411
      BUSINESS SERVICES  5.1%
      --------------------------------------------------------------------------
    o 4Kids Entertainment, Inc.   1,000                                       24
      Aaron Rents, Inc., Class A  1,650                                       34
      ABM Industries, Inc.   2,400                                            37


86 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Actuate Corp. 2,300                                                      8
    o Administaff, Inc. 2,800                                                 32
    o Advent Software, Inc.  1,600                                            29
    o The Advisory Board Co. 1,000                                            36
      Advo, Inc. 2,700                                                       121
    o Aether Systems, Inc.  1,100                                              5
    o Affiliated Computer Services, Inc.,
      Class A 9,500                                                          465
    o Affymetrix, Inc. 2,300                                                  59
    o Agile Software Corp.  1,900                                             21
    o Akamai Technologies, Inc.  4,038                                        32
    o The Allied Defense Group, Inc.  500                                     10
    o Allied Waste Industries, Inc.  14,300                                  161
      Ambassadors International, Inc.  1,700                                  22
    o America Online Latin America, Inc.,
      Class A 2,500                                                            6
    o American Locker Group, Inc.  500                                         6
    o American Management Systems,
      Inc. 4,200                                                              62
    o American Superconductor Corp.  700                                       7
    o AMN Healthcare Services, Inc.  1,610                                    24
    o Analysts International Corp.  2,400                                      7
      Angelica Corp. 1,000                                                    21
    o Ansoft Corp. 2,300                                                      27
    o answerthink, Inc. 1,700                                                  9
    o Ansys, Inc. 1,700                                                       61
    o Anteon International Corp.  2,000                                       68
    o Apollo Group, Inc., Class A  12,050                                    766
    o Applied Molecular Evolution, Inc. 2,100                                 26
    o Aramark Corp., Class B  6,800                                          182
    o Arena Pharmaceuticals, Inc.  800                                        6
    o Ariba, Inc. 9,200                                                       30
    o Art Technology Group, Inc.  2,200                                        4
    o Artistdirect, Inc. 1,000                                                --
    o Ask Jeeves, Inc. 1,900                                                  36
    o Aspen Technology, Inc.  1,000                                            8
    o At Road, Inc. 4,400                                                     57
    o Atari, Inc. 1,600                                                        6
      Automatic Data Processing, Inc.  42,600                              1,608
    o Barra, Inc. 3,250                                                      124
    o BearingPoint, Inc. 7,100                                                67
    o BindView Development Corp.  1,700                                        4
    o The BISYS Group, Inc.  6,000                                            86
    o Blue Coat Systems, Inc.  340                                             6
    o Blue Martini Software, Inc.  285                                         1
    o Bottomline Technologies, Inc.  500                                       4
      Bowne & Co., Inc.  1,700                                                26
    o Braun Consulting, Inc.  1,300                                            3
    o Bright Horizons Family Solutions,
      Inc. 1,300                                                              56
      The Brink's Co. 5,600                                                  112
    o BroadVision, Inc. 1,090                                                  5
    o Brocade Communications
      Systems, Inc. 9,500                                                     62
    o BSQUARE Corp.  1,600                                                     3
    o CACI International, Inc., Class A  4,100                               203
    o Career Education Corp.  8,614                                          461
    o Carreker Corp. 1,200                                                    12
    o Casella Waste Systems, Inc.,
      Class A 2,500                                                           31
    o Catalina Marketing Corp.  2,900                                         51
    o Catapult Communications Corp.  1,600                                    22
      CDI Corp. 1,200                                                         39
      CDW Corp. 6,800                                                        408
    o Cell Genesys, Inc.   1,500                                              19
    o Cendant Corp. 74,220                                                 1,516
    o Centra Software, Inc.  2,400                                             7
    o Ceridian Corp. 19,500                                                  410
    o Cerner Corp. 1,700                                                      72
      Certegy, Inc. 4,150                                                    140
    o Charles River Associates, Inc.  2,500                                   77
    o Checkfree Corp. 5,400                                                  149
    o Chindex International, Inc. 1,100                                       25
    o ChoicePoint, Inc. 3,400                                                119
    o Chordiant Software, Inc. 1,100                                           5
    o Ciber, Inc. 1,900                                                       18
      Cintas Corp. 12,850                                                    548
    o Citrix Systems, Inc.  20,000                                           506
    o Clarent Corp. 1,545                                                     --
    o Clarus Corp. 1,200                                                       9
    o Click Commerce, Inc. 320                                                 2
    o Closure Medical Corp.  3,400                                           105
    o Cognizant Technology Solutions
      Corp. 5,300                                                            241
    o Com21, Inc. 1,400                                                       --
    o Comarco, Inc. 500                                                        4


                                                         See financial notes. 87

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Commerce One, Inc. 730                                                   1
      Computer Associates
      International, Inc. 42,226                                             993
    o Computer Sciences Corp.  13,238                                        524
    o Concord Communications, Inc. 1,600                                      29
    o Concord EFS, Inc. 34,300                                               367
    o Connetics Corp. 3,400                                                   61
    o Convergys Corp. 10,500                                                 169
    o Copart, Inc. 6,550                                                      82
    o Corillian Corp. 2,000                                                   13
    o Corinthian Colleges, Inc.  4,600                                       285
    o Corio, Inc. 1,400                                                        4
    o Cornell Cos., Inc. 2,100                                                30
    o Corporate Executive Board Co.  2,700                                   138
    o Correctional Services Corp.  2,000                                       5
    o CoStar Group, Inc. 800                                                  30
      Courier Corp. 2,800                                                    153
    o Covansys Corp. 2,500                                                    24
    o Credit Acceptance Corp.  2,400                                          28
    o Cross Country Healthcare, Inc. 1,600                                    22
    o Cross Media Marketing Corp.  1,391                                      --
    o CSG Systems International, Inc.  2,900                                  33
    o CuraGen Corp. 2,100                                                     13
    o CycleLogic, Inc. 2                                                      --
    o Cysive, Inc. 1,000                                                       3
    o D&B Corp. 16,000                                                       745
    o Daleen Technologies, Inc.   800                                         --
    o Datastream Systems, Inc.  1,300                                         10
      Deluxe Corp. 3,800                                                     153
    o Dendrite International, Inc. 1,100                                      17
    o DeVry, Inc. 4,800                                                      116
    o Digex, Inc. 1,800                                                        2
    o Digimarc Corp. 1,000                                                    17
    o Digital Insight Corp.   2,300                                           48
    o Digital River, Inc. 2,100                                               57
    o Digitalthink, Inc. 1,300                                                 3
    o Digitas, Inc. 1,500                                                     13
    o Diversa Corp. 1,100                                                      9
    o Divine, Inc., Class A 161                                               --
    o Docent, Inc. 633                                                         3
    o Documentum, Inc. 4,300                                                 128
    o DoubleClick, Inc. 8,237                                                 69
    o DST Systems, Inc. 8,100                                                306
    o Dyax Corp. 2,000                                                        10
    o E.piphany, Inc. 2,100                                                   15
    o Earthlink, Inc. 7,350                                                   67
    o eBay, Inc. 45,424                                                    2,541
    o Echelon Corp. 1,200                                                     16
    o Eclipsys Corp. 1,800                                                    21
    o Edgewater Technology, Inc. 767                                           4
    o Edison Schools, Inc.  1,900                                              3
    o Education Management Corp.  1,700                                      107
    o eFunds Corp. 2,502                                                      40
      Electronic Data Systems Corp.  34,100                                  731
    o eLoyalty Corp. 190                                                       1
    o Embarcadero Technologies, Inc.  2,900                                   37
    o Encysive Pharmaceuticals, Inc.  2,600                                   16
    o Engage, Inc. 4,900                                                      --
      Ennis Business Forms, Inc. 4,500                                        65
    o Entrust, Inc. 2,800                                                     13
    o EPIQ Systems, Inc.  1,550                                               26
    o ePresence, Inc. 2,700                                                   11
      Equifax, Inc. 9,300                                                    227
    o EXE Technologies, Inc. 371                                               3
    o Exelixis, Inc. 1,800                                                    13
    o Exponent, Inc. 3,000                                                    63
    o Exult, Inc. 4,100                                                       33
    o Ezenia!, Inc. 1,000                                                     --
    o F5 Networks, Inc. 3,300                                                 83
      Factset Research Systems, Inc.  2,500                                  109
    o Falcon Products, Inc.      1,500                                         9
    o FalconStor Software, Inc.     1,200                                      9
    o Fargo Electronics, Inc.  2,000                                          28
    o FileNet Corp. 3,800                                                    102
    o First Consulting Group, Inc.  1,800                                     10
      First Data Corp.  53,500                                             1,910
    o Firstwave Technologies, Inc.  1,000                                      6
    o Fiserv, Inc. 12,800                                                    452
    o Five Star Quality Care, Inc.  135                                       --
    o Forrester Research, Inc.  1,600                                         27
    o Freemarkets, Inc.  3,300                                                21
      Friedman Billings Ramsey Group, Inc.,
      Class A 8,180                                                          163
    o FTI Consulting, Inc.  2,700                                             54
      G&K Services, Inc., Class A  1,200                                      40
    o Gartner, Inc., Class B  8,051                                           98


88 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Genaissance Pharmaceuticals, Inc.   1,800                                5
    o Genencor International, Inc.    14,000                                 214
    o Genesis Health Ventures, Inc.   12,500                                 336
    o GenesisIntermedia, Inc.  1,200                                          --
    o Gentiva Health Services, Inc.   750                                      9
    o Genuity, Inc., Class A 280                                              --
    o Geoworks Corp. 800                                                      --
    o Global Imaging Systems, Inc. 2,100                                      61
      Global Payments, Inc.  8,520                                           355
    o GP Strategies Corp. 1,500                                               11
      Grey Global Group, Inc.   200                                          134
      GTECH Holdings Corp.   4,700                                           210
      H&R Block, Inc. 21,300                                               1,003
    o HA-LO Industries, Inc.  2,100                                           --
    o Hall, Kinion & Associates, Inc.  900                                    4
    o Heidrick & Struggles International,
      Inc. 3,100                                                              61
    o Hewitt Associates, Inc., Class A   7,000                               180
    o Hudson Highland Group, Inc.  360                                         8
    o Hyperion Solutions Corp.  2,850                                         95
    o I-Many, Inc. 1,300                                                       1
    o iBEAM Broadcasting Corp.  290                                           --
    o ICOS Corp. 2,700                                                       126
    o ICT Group, Inc. 500                                                      7
    o Identix, Inc. 1,600                                                      9
    o IDT Corp. 1,700                                                         32
    o IDX Systems Corp. 1,500                                                 39
    o iGate Corp. 1,300                                                        7
      IMS Health, Inc. 16,300                                                384
    o InFocus Corp. 1,600                                                     11
    o Infonet Services Corp., Class B   11,200                                27
    o Informatica Corp. 6,700                                                 73
    o Information Resources, Inc.  2,500                                     12
    o Inforte Corp. 3,700                                                     35
    o Infospace, Inc. 3,872                                                  101
    o infoUSA, Inc. 2,300                                                     19
    o Innodata Corp. 2,400                                                     7
    o Interactive Intelligence, Inc.  1,000                                    3
    o Intercept, Inc. 1,500                                                   15
    o Internap Network Services Corp.  4,600                                   5
    o Internet Security Systems    4,600                                      75
    o Interpublic Group of Cos., Inc.   16,644                               248
    o Interwoven, Inc. 3,700                                                  14
    o Intrado, Inc. 1,100                                                     20
    o Intuit, Inc. 14,215                                                    710
    o Invitrogen Corp. 3,629                                                 231
    o Iron Mountain, Inc.   6,525                                            250
    o The IT Group, Inc.  1,900                                              --
    o ITT Educational Services, Inc.  6,000                                  299
      Jack Henry & Associates, Inc.   6,300                                  126
    o Jacobs Engineering Group, Inc.  3,800                                  176
    o JDA Software Group, Inc.  2,000                                         43
      John H. Harland Co.  3,500                                              95
    o Kana Software, Inc.   528                                                2
    o Keane, Inc. 3,960                                                       52
    o Keith Cos., Inc. 3,000                                                  37
      Kelly Services, Inc., Class A  3,200                                    78
    o Kinder Morgan Management LLC  3,102                                    118
    o Korn/Ferry International    1,100                                       10
    o Kroll, Inc. 1,900                                                       44
    o Kronos, Inc. 1,250                                                      75
    o Lamar Advertising Co.  3,200                                            97
    o Learning Tree International, Inc.   1,400                               25
    o Liberate Technologies   5,900                                           20
    o Lightbridge, Inc. 2,200                                                 21
    o LookSmart Ltd. 2,400                                                     4
    o Luminex Corp. 800                                                        7
    o Macrovision Corp.   3,100                                               68
    o Magma Design Automation, Inc.  1,700                                    41
    o Management Network Group, Inc. 2,400                                     7
    o Manhattan Associates, Inc.   1,300                                      36
      Manpower, Inc. 5,200                                                   241
    o Manugistics Group, Inc.  2,300                                          17
    o MAPICS, Inc. 1,000                                                      11
    o Mapinfo Corp. 525                                                        5
    o Marimba, Inc. 2,000                                                     10
    o Matria Healthcare, Inc.  1,200                                          20
    o Matrixone, Inc. 1,700                                                    9
    o MAXIMUS, Inc. 1,700                                                     59
    o Maxygen, Inc. 1,500                                                     14
    o MCSi, Inc. 1,248                                                        --
    o Mechanical Technology, Inc.   1,800                                     12
    o Media Arts Group, Inc.  2,000                                            5
    o Medical Staffing Network Holdings,
      Inc. 1,300                                                              10
    o MemberWorks, Inc.  4,500                                               130


                                                         See financial notes. 89

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Mentor Graphics Corp.  5,700                                            95
    o Mercury Interactive Corp.  3,300                                       153
    o Meta Group, Inc. 1,100                                                   7
    o MetaSolv, Inc. 2,800                                                     6
    o Metricom, Inc. 1,400                                                    --
    o Metro One Telecommunications  4,400                                     12
    o Michael Baker Corp.  500                                                 5
    o MicroStrategy, Inc., Class A  856                                       47
    o Microvision, Inc. 900                                                    6
    o Millenium Cell, Inc.  2,200                                              7
    o Mindspeed Technologies, Inc.  3,598                                     18
    o Moldflow Corp. 300                                                       3
    o Monster Worldwide, Inc. 4,800                                          122
    o MPS Group, Inc. 8,100                                                   77
    o MRO Software, Inc.  3,900                                               49
    o Multi-Color Corp. 500                                                   12
    o Napro Biotheraputics, Inc.  1,200                                        2
    o Nassda Corp. 500                                                         4
      National Instruments Corp.  2,050                                       87
    o National Processing, Inc.   3,200                                       71
      Nautilus Group, Inc.  1,625                                             25
    o Navigant Consulting, Inc.  2,500                                        41
    o NCO Group, Inc. 1,761                                                   42
      NDCHealth Corp. 1,900                                                   50
    o Neoforma, Inc. 1,500                                                    24
    o Neon Systems, Inc.  2,400                                               12
    o NeoRx Corp. 400                                                          2
    o Netcentives, Inc. 2,000                                                 --
    o Netegrity, Inc. 1,500                                                   18
    o NetIQ Corp. 7,704                                                       94
    o Netratings, Inc. 3,000                                                  31
    o Netscout Systems, Inc.  1,800                                           10
    o NetScreen Technologies, Inc.  1,400                                     37
    o Netsolve, Inc. 1,600                                                    13
    o Network Associates, Inc.  11,945                                       166
    o Network Commerce, Inc.  140                                             --
      New England Business Service,
      Inc. 2,300                                                              67
      Newcastle Investment Corp.    2,200                                     51
    o NMS Communications Corp.  1,500                                          6
    o Nuance Communications, Inc.  1,000                                       7
    o NYFIX, Inc. 750                                                          6
      Omnicom Group, Inc.  14,300                                          1,141
    o On Assignment, Inc.  1,700                                               9
    o OneSource Information Services,
      Inc. 3,800                                                              38
    o Onyx Software Corp. 350                                                  2
    o Openwave Systems, Inc.  2,771                                           36
    o Opnet Technologies, Inc.   1,100                                        15
    o Opsware, Inc. 800                                                        7
    o Option Care, Inc. 1,500                                                 15
    o Orbital Sciences Corp.  2,600                                           24
    o Orchid BioSciences, Inc.   1,400                                         2
    o Pac-West Telecomm, Inc.  1,900                                           5
    o Packeteer, Inc. 1,100                                                   19
    o Paradigm Genetics, Inc.  400                                            --
    o Parametric Technology Corp.  9,700                                      30
    o Paxar Corp.   2,300                                                     28
      Paychex, Inc.   27,400                                               1,066
    o PC-Tel, Inc.   1,400                                                    14
    o PDI, Inc.    400                                                         9
    o Pec Solutions, Inc.    1,000                                            15
    o Pegasus Solutions, Inc.    3,900                                        43
    o PeopleSoft, Inc.    18,593                                             386
    o Per-Se Technologies, Inc.  10,000                                      136
    o Peregrine Systems, Inc.    7,015                                         3
    o Perot Systems Corp., Class A    4,600                                   49
    o Phoenix Technologies Ltd.  1,300                                         9
    o Pixar, Inc.  2,600                                                     179
    o PLATO Learning, Inc.   1,433                                            15
    o Polycom, Inc.  6,700                                                   134
    o Pomeroy IT Solutions, Inc.   2,100                                      30
    o Portal Software, Inc.  1,220                                            20
    o Pre-Paid Legal Services, Inc.  1,100                                    30
    o PRG-Schultz International, Inc.  2,500                                  12
    o Priceline.com, Inc. 1,483                                               42
    o Progress Software Corp.   4 ,200                                        93
    o ProQuest Co. 1,700                                                      50
    o ProsoftTraining 900                                                     --
    o Pumatech, Inc. 1,500                                                    10
    o QRS Corp. 1,450                                                         15
    o Quality Systems, Inc. 900                                               43
    o Quest Software, Inc.   5,000                                            75
    o Quintus Corp. 1,500                                                     --
      Quixote Corp. 1,300                                                     31
    o Quovadx, Inc. 2,600                                                     14


90 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o R.H. Donnelley Corp.  2,000                                             86
    o Radiant Systems, Inc. 1,300                                              9
    o RealNetworks, Inc.   6,000                                              40
    o Red Hat, Inc. 7,100                                                    107
    o Redback Networks, Inc.  5,600                                            2
    o Register.com 1,296                                                       6
    o RemedyTemp, Inc., Class A  1,200                                        14
    o Renaissance Learning, Inc. 2,100                                        53
      Republic Services, Inc.    17,700                                      412
    o Resources Connection, Inc.   600                                        15
    o Retek, Inc. 3,843                                                       39
      The Reynolds & Reynolds Co.,
      Class A 5,000                                                          136
    o Right Management Consultants,
      Inc. 4,625                                                              83
    o Robert Half International, Inc.  7,500                                 177
    o Ross Systems, Inc.    1,000                                             19
      Roto-Rooter, Inc. 1,200                                                 42
      RPC, Inc. 900                                                            9
    o RSA Security, Inc. 5,000                                                65
    o Rural Cellular Corp., Class A  1,200                                    12
    o Saba Software, Inc.    500                                               2
    o SafeNet, Inc. 900                                                       30
    o Sagent Technology, Inc.   1,500                                         --
    o Sanchez Computer Associates, Inc. 1,800                                  7
    o Sapient Corp. 3,600                                                     20
    o Seachange International, Inc. 850                                       13
    o Secure Computing Corp.    3,200                                         46
    o Seebeyond Technology Corp.    3,100                                     11
    o Selectica, Inc. 1,900                                                    8
    o Sequenom, Inc. 1,600                                                     5
    o Serena Software, Inc.  2,100                                            36
      The ServiceMaster Co.  20,400                                          234
    o SFBC International, Inc.    1000                                        29
    o Sirius Satellite Radio, Inc.   1,200                                     3
    o Sitel Corp. 2,800                                                        5
   *o Skillsoft PLC 4,971                                                     40
    o Sonic Foundry, Inc. 600                                                  1
    o SONICblue, Inc. 2,600                                                   --
    o SonicWALL, Inc. 4,900                                                   40
    o SourceCorp 1,100                                                        26
      Spartech Corp. 1,700                                                    39
    o Spherion Corp. 1,830                                                    16
    o SportsLine.com, Inc.   2,300                                             3
    o SPSS, Inc. 700                                                          13
      SS&C Technologies, Inc.  7,400                                         163
      The Standard Register Co.  4,100                                        72
      Startek, Inc. 1,400                                                     46
    o Stericycle, Inc. 2,200                                                 102
    o Stratasys, Inc. 900                                                     43
      Strayer Education, Inc.  700                                            69
    o Sungard Data Systems, Inc.   20,900                                    586
    o SupportSoft, Inc.   2,300                                               28
    o Sycamore Networks, Inc.   18,200                                        91
    o Sylvan Learning Systems, Inc.  2,200                                    62
    o Symantec Corp.  14,200                                                 946
    o Symyx Technologies, Inc.  1,300                                         27
    o Synopsys, Inc. 10,684                                                  339
    o Synplicity, Inc. 1,200                                                   8
      Syntel, Inc. 2,500                                                      62
    o Systems & Computer Technology
      Corp. 3,400                                                             50
      Talx Corp. 1,700                                                        37
    o Telecommunication Systems, Inc.,
      Class A 1,300                                                            7
    o TeleTech Holdings, Inc. 5,000                                           33
    o Tetra Tech, Inc.     12,031                                            270
    o Tetra Technologies, Inc.  1,200                                         27
    o TIBCO Software, Inc.   8,500                                            55
    o Tier Technologies, Inc., Class B  500                                    5
    o Transaction Systems Architects, Inc.,
      Class A 5,200                                                          104
    o TransAxis, Inc. 17                                                      --
    o TRC Cos., Inc. 1,350                                                    24
    o Trizetto Group, Inc.  3,400                                             23
    o Tularik, Inc. 2,100                                                     26
    o Tumbleweed Communications
      Corp. 2,000                                                             13
    o Unify Corp. 1,200                                                        1
    o United Online, Inc.   4,100                                            118
    o Universal Access Global Holdings,
      Inc. 145                                                                 1
    o Universal Electronics, Inc.  2,200                                      29
    o UNOVA, Inc. 3,100                                                       67
    o URS Corp. 1,700                                                         37
    o Usinternetworking, Inc.  1,100                                          --
    o VA Software Corp.    1,427                                               7


                                                         See financial notes. 91

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Vastera, Inc. 2,000                                                      7
    o Ventiv Health, Inc.   2,233                                             19
    o VeriSign, Inc. 18,375                                                  292
    o Verisity Ltd. 1,000                                                     12
    o Veritas Software Corp.  30,024                                       1,085
    o Verity, Inc. 1,600                                                      22
    o Verso Technologies, Inc.   1,363                                         5
    o Vertel Corp. 900                                                        --
      Viad Corp. 14,500                                                      362
    o The viaLink Co. 700                                                     --
    o Viewlocity, Inc. 60                                                     --
    o Viewpoint Corp. 2,000                                                    2
    o Vignette Corp. 8,948                                                    22
    o Vixel Corp. 600                                                          6
    o Volt Information Sciences, Inc.   2,100                                 37
    o Wackenhut Corrections Corp.     3,800                                   79
    o Waste Connections, Inc.   1,000                                         35
    o Waste Industries USA, Inc.   1,500                                      14
      Waste Management, Inc.     42,100                                    1,091
    o WatchGuard Technologies, Inc.  1,800                                    10
    o Watson Wyatt & Co. Holdings    4,600                                   111
    o Wave Systems Corp., Class A    1,800                                     5
    o WebEx Communications, Inc.     2,500                                    55
    o WebMD Corp. 19,426                                                     151
    o webMethods, Inc.       1,921                                            17
    o Websense, Inc. 2,500                                                    59
    o Weight Watchers International, Inc.  6,200                             229
    o Westaff, Inc. 2,000                                                      5
    o Wind River Systems, Inc. 3,160                                          21
    o Wireless Facilities, Inc.  1,800                                        31
    o Witness Systems, Inc.   2,100                                           16
    o WorldGate Communications, Inc.   2,000                                   2
    o Wynn Resorts Ltd.      4,000                                            81
    o Xybernaut Corp. 1,400                                                    3
    o Yahoo!, Inc. 44,472                                                  1,943
    o Zamba Corp. 2,000                                                        1
    o Zap.com Corp. 32                                                        --
    o Zix Corp. 900                                                            8
                                                                         -------
                                                                          45,687
      CHEMICALS 1.4%
      --------------------------------------------------------------------------
      A. Schulman, Inc. 2,300                                                 44
      Aceto Corp. 5,250                                                       82
    o AEP Industries, Inc.  400                                                3
      Air Products & Chemicals,
      Inc. 15,200                                                            690
      Airgas, Inc. 5,000                                                      96
      Albemarle Corp.  2,000                                                  54
      Arch Chemicals, Inc.   2,700                                            60
    o Bio-Rad Laboratories, Inc.,
      Class A 1,000                                                           52
      Brady Corp., Class A  700                                               25
      Cabot Corp. 2,700                                                       75
      Calgon Carbon Corp.     2,300                                           15
    o Celgene Corp. 3,000                                                    125
      Crompton Corp.   4,424                                                  24
    o Cytec Industries, Inc.    7,400                                        258
      Dow Chemical Co.  65,266                                             2,460
      E.I. du Pont de Nemours & Co. 72,695                                 2,937
      Eastman Chemical Co.   3,100                                           101
      Ecolab, Inc. 19,000                                                    511
    o Entegris, Inc. 3,000                                                    39
    o Ethyl Corp. 2,000                                                       32
      Ferro Corp. 4,200                                                       86
    o Foamex International, Inc. 2,600                                        12
      Georgia Gulf Corp.       3,300                                          89
      Great Lakes Chemical Corp.  3,600                                       77
      H.B. Fuller Co. 2,000                                                   50
      Hawkins, Inc. 1,900                                                     24
    o Hercules, Inc. 8,500                                                    89
      IMC Global, Inc.    3,500                                               24
      Lubrizol Corp. 3,400                                                   103
      Lyondell Chemical Co.  4,600                                            66
      MacDermid, Inc.     3,800                                              114
    o Matrixx Initiatives, Inc.   1,700                                       24
      Millennium Chemicals, Inc.  2,400                                       24
      Monsanto Co. 18,645                                                    467
      Oil-Dri Corp. of America    400                                          6
      Olin Corp. 1,820                                                        32
    o OM Group, Inc. 900                                                      16
    o Omnova Solutions, Inc.    1,000                                          3
    o Oxigene, Inc. 900                                                        9
      Penford Corp. 1,700                                                     24
    o PolyOne Corp. 3,200                                                     15
      PPG Industries, Inc.      11,600                                       669
      Praxair, Inc. 11,600                                                   807


92 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Rogers Corp. 300                                                        12
      Rohm & Haas Co.    26,753                                            1,051
      Rollins, Inc. 1,950                                                     40
      RPM International, Inc.   7,100                                        103
      Sigma-Aldrich Corp.    6,300                                           330
      Solutia, Inc. 4,100                                                     11
      Stepan Co. 1,200                                                        30
      Tredegar Corp.  2,600                                                   40
    o Trex Co., Inc. 500                                                      18
    o Twinlab Corp. 900                                                       --
    o Uniroyal Technology Corp.  1,100                                        --
      Valspar Corp. 4,200                                                    200
      WD-40 Co. 1,600                                                         52
      Wellman, Inc. 5,400                                                     45
    o Zoltek Cos., Inc.  1,500                                                 7
                                                                         -------
                                                                          12,452
      CONSTRUCTION 0.8%
      --------------------------------------------------------------------------
      American Woodmark Corp.  500                                            24
      Ameron International Corp.  3,400                                      112
      Apogee Enterprises, Inc.    2,000                                       21
    o Armstrong Holdings, Inc.  1,600                                          2
    o Beazer Homes USA, Inc.  851                                             85
      Brookfield Homes Corp.  3,500                                           76
      Building Material Holding Corp.  4,000                                  56
    o Cavco Industries, Inc.  205                                              5
      Centex Construction Products, Inc.  3,200                              172
      Centex Corp. 4,100                                                     400
      Craftmade International, Inc.  2,800                                    67
      D.R. Horton, Inc.  12,302                                              490
    o Dominion Homes, Inc.  500                                               14
    o Dycom Industries, Inc.  2,399                                           52
      ElkCorp 950                                                             24
    o EMCOR Group, Inc.  900                                                  34
      Florida Rock Industries, Inc.  1,550                                    89
      Fluor Corp. 5,600                                                      208
    o Global Power Equipment Group,
      Inc. 1,000                                                               6
      Granite Construction, Inc.  1,850                                       37
    o Hovnanian Enterprises, Inc.,
      Class A 3,100                                                          252
    o Huttig Building Products, Inc.  811                                      2
    o Insituform Technologies, Inc.,
      Class A 1,300                                                           19
    o Integrated Electrical Services,
      Inc. 1,800                                                              13
      KB Home 3,900                                                          267
      Lafarge North America, Inc.  6,200                                     224
      Lennar Corp., Class A  4,745                                           436
      Lennar Corp., Class B  474                                              41
      M/I Schottenstein Homes, Inc.  1,800                                    75
      Martin Marietta Materials, Inc.  4,200                                 172
      Masco Corp. 33,300                                                     916
    o Mastec, Inc. 5,350                                                      69
      MDC Holdings, Inc.  1,331                                               90
    o NCI Building Systems, Inc.  2,900                                       63
    o NVR, Inc. 500                                                          245
    o Palm Harbor Homes, Inc.  2,700                                          50
    o Performance Technologies, Inc.  1,600                                   17
      Pulte Homes, Inc.  4,436                                               384
    o Quanta Services, Inc.  2,400                                            20
      The Ryland Group, Inc. 3,400                                           302
    o SBA Communications Corp.  1,300                                          5
      The Sherwin-Williams Co.  10,500                                       352
    o Simpson Manufacturing Co., Inc.  1,600                                  72
    o Socket Communications, Inc.  800                                         2
      Standard-Pacific Corp.  2,400                                          115
      The Stanley Works  6,600                                               220
    o Stone & Webster, Inc.  700                                              --
    o Surebeam Corp., Class A  2,711                                           1
      Texas Industries, Inc.  1,000                                           27
    o Toll Brothers, Inc. 5,600                                              206
      United Mobile Homes, Inc.  1,600                                        26
    o USG Corp. 3,900                                                         65
      Vulcan Materials Co. 6,900                                             306
      Walter Industries, Inc.  1,900                                          23
    o WCI Communities, Inc.  1,300                                            28
    o WESCO International, Inc. 2,300                                         16
    o West Corp. 4,500                                                       109
    o Westell Technologies, Inc.,
      Class A 2,560                                                           21
    o Yankee Candle Co., Inc.  3,700                                         103
                                                                         -------
                                                                           7,328
      CONSUMER DURABLES   0.4%
      --------------------------------------------------------------------------
    o Applica, Inc. 3,100                                                     23
      Black & Decker Corp.   7,100                                           339


                                                         See financial notes. 93

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Champion Enterprises, Inc.  2,200                                       16
    o Chromcraft Revington, Inc.  1,300                                       16
      Compx International, Inc.   800                                          5
      Ethan Allen Interiors, Inc. 1,700                                       63
      Flexsteel Industries, Inc.  600                                         12
      Furniture Brands International,
      Inc. 2,200                                                              53
    o Gemstar -TV Guide International,
      Inc. 18,160                                                             85
    o Genlyte Group, Inc.  1,600                                              75
    o Griffon Corp. 2,200                                                     43
      Haverty Furniture Cos., Inc.  1,700                                     35
    o Helen of Troy Ltd.  2,000                                               45
      Hillenbrand Industries, Inc.  3,300                                    196
    o Interface, Inc., Class A     3,300                                      18
      Isco, Inc. 200                                                           2
      Kimball International, Inc.,
      Class B 3,600                                                           56
      La-Z-Boy, Inc. 5,800                                                   117
      Leggett & Platt, Inc.   13,700                                         286
      Maytag Corp. 4,600                                                     117
    o MITY Enterprises, Inc.  600                                              9
    o Mohawk Industries, Inc.   4,819                                        357
      National Presto Industries, Inc.   400                                  14
      Newell Rubbermaid, Inc.    18,900                                      431
    o Recoton Corp. 500                                                       --
    o Restoration Hardware, Inc.   1,700                                      14
    o Salton, Inc. 1,100                                                      12
      Skyline Corp. 100                                                        3
    o SLI, Inc. 1,600                                                         --
      Stanley Furniture Co., Inc.   2,600                                     80
      Sturm Ruger & Co., Inc.   1,100                                         12
      Thomas Industries, Inc.   700                                           21
      Toro Co. 800                                                            40
    o United Rentals, Inc.  5,900                                            103
      Virco Manufacturing Corp. 1,170                                          7
    o Water Pik Technologies, Inc.  195                                        2
      Whirlpool Corp. 7,500                                                  529
                                                                         -------
                                                                           3,236
      CONTAINERS 0.2%
      --------------------------------------------------------------------------
      Ball Corp. 2,800                                                       157
      Bemis Co. 3,200                                                        148
    o Crown Holdings, Inc.  3,600                                             28
      Greif, Inc., Class A 3,700                                             120
    o Mobile Mini, Inc. 600                                                   13
    o Mod-Pac Corp. 500                                                        4
    o Mod-Pac Corp., Class B   125                                             1
    o Owens-Illinois, Inc.  16,200                                           199
    o Packaging Dynamics Corp.   260                                           3
    o Pactiv Corp. 12,400                                                    273
    o Sealed Air Corp. 8,500                                                 453
    o Silgan Holdings, Inc.  2,900                                            93
      Sonoco Products Co.    4,100                                            87
                                                                         -------
                                                                           1,579
      ELECTRONICS 6.3%
      --------------------------------------------------------------------------
    o ACT Manufacturing, Inc.    900                                          --
    o ACT Teleconferencing, Inc.  1,100                                        1
    o Actel Corp. 1,100                                                       30
      Acuity Brands, Inc.   17,200                                           370
    o Acxiom Corp. 25,700                                                    409
    o Adaptive Broadband Corp.  1,000                                         --
    o ADC Telecommunications, Inc.  28,220                                    72
    o ADE Corp. 600                                                           15
    o Adelphia Business Solutions, Inc.  4,638                                --
    o Adelphia Communications,
      Class A 6,301                                                            2
    o Advanced Fibre Communications,
      Inc. 3,500                                                              84
    o Advanced Micro Devices, Inc.  14,500                                   220
    o Advanced Power Technology, Inc.  1,500                                  11
    o Agere Systems, Inc., Class A    50,116                                 174
    o Agilent Technologies, Inc.  34,317                                     855
      Agilysys, Inc. 1,600                                                    16
    o Airnet Communications Corp.  1,300                                       1
    o Alliance Fiber Optic Products, Inc.   2,100                              5
    o Alliance Semiconductor Corp.  1,200                                      9
    o Alliant Techsystems, Inc.  2,437                                       126
    o Altera Corp. 27,900                                                    564
    o American Physicians Capital, Inc.  2,500                                66
      American Power Conversion
      Corp. 14,100                                                           285
    o American Science & Engineering,
      Inc. 500                                                                 7
    o American Technical Ceramics Corp.  500                                   4
    o AMIS Holdings, Inc.     2,500                                           50
    o Amkor Technology, Inc.  11,900                                         224


94 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Amphenol Corp., Class A     2,900                                      170
    o Anadigics, Inc. 1,150                                                    6
    o Analog Devices, Inc.   25,200                                        1,117
    o Anaren, Inc. 800                                                        11
    o Andrew Corp. 10,925                                                    143
    o Anixter International, Inc.   3,300                                     79
    o Applied Materials, Inc.     119,998                                  2,804
    o Applied Micro Circuits Corp.   12,238                                   71
    o Arris Group, Inc. 2,600                                                 16
    o Arrow Electronics, Inc.    12,000                                      256
    o Artisan Components, Inc.    1,100                                       23
    o Aspect Communications Corp.   4,200                                     57
    o Astronics Corp. 1,000                                                    6
    o Astronics Corp., Class B    250                                          1
    o Asyst Technologies, Inc.    1,700                                       32
    o Atmel Corp. 17,900                                                     101
    o ATMI, Inc. 1,400                                                        32
    o Audiovox Corp., Class A    1,600                                        19
    o Avanex Corp. 2,100                                                      11
    o Avid Technology, Inc.  1,100                                            57
    o Avnet, Inc. 8,288                                                      161
      AVX Corp. 7,500                                                        110
    o Aware, Inc. 1,100                                                        4
    o Axcelis Technologies, Inc.    7,044                                     75
    o AXT, Inc. 800                                                            2
      Badger Meter, Inc.     1,000                                            36
      BEI Technologies, Inc.   1,200                                          22
      Bel Fuse, Inc., Class A    1,200                                        31
      Belden, Inc. 800                                                        15
    o Bell Microproducts, Inc.  1,000                                          8
    o Benchmark Electronics, Inc.   6,700                                    326
      Boston Acoustics, Inc.   1,300                                          15
    o Broadcom Corp., Class A     12,700                                     406
    o Brooks Automation, Inc.     1,364                                       34
    o Bruker BioSciences Corp.    2,100                                       11
      C&D Technologies, Inc.    2,000                                         40
    o C-COR.net Corp. 1,600                                                   16
    o Cable Design Technologies Corp.   1,700                                 16
    o Cabot Microelectronics Corp. 660                                        38
    o Cadence Design Systems, Inc.   11,600                                  179
    o California Amplifier, Inc.     1,000                                    10
    o Caliper Technologies Corp.   700                                         4
    o Captaris, Inc. 2,200                                                    13
    o CCC Information Services
      Group, Inc. 13,100                                                     220
    o Celera Genomics Group - Applera
      Corp. 5,600                                                             75
      Chase Corp. 100                                                          1
    o Checkpoint Systems, Inc.   4,600                                        87
    o ChipPAC, Inc., Class A     6,600                                        55
    o Chronimed, Inc. 600                                                      5
    o CIENA Corp. 17,294                                                     111
    o Cirrus Logic, Inc. 3,800                                                31
    o ClearOne Communications, Inc.   1,000                                    2
    o CMGI, Inc. 14,086                                                       27
    o Coherent, Inc. 1,800                                                    41
      Cohu, Inc. 1,100                                                        22
    o CommScope, Inc. 4,900                                                   76
    o Computer Network Technology
      Corp. 1,100                                                             11
    o Comtech Telecommunications  1,450                                       43
    o Conexant Systems, Inc.      10,796                                      63
    o Corvis Corp. 13,000                                                     19
    o Cox Radio, Inc., Class A    4,600                                      102
    o Credence Systems Corp.   1,700                                          28
    o Cree, Inc. 2,900                                                        52
      CTS Corp. 800                                                            9
      Cubic Corp. 1,200                                                       34
    o Cyberonics 3,700                                                       101
    o Cymer, Inc. 1,700                                                       78
    o Cypress Semiconductor Corp.   8,500                                    182
    o Daktronics, Inc. 5,600                                                  87
    o DDI Corp. 1,600                                                         --
    o Diodes, Inc. 1,900                                                      45
    o Dionex Corp. 1,200                                                      51
    o DSP Group, Inc. 3,300                                                   79
    o Ducommun, Inc. 4,300                                                    80
    o Dupont Photomasks, Inc.   1,900                                         44
    o Dynamics Research Corp.   1,200                                         20
    o Electro Rent Corp. 2,600                                                38
    o Electro Scientific Industries, Inc.  1,300                              32
    o Electroglas, Inc. 900                                                    3
    o Electronics for Imaging   3,400                                         92
    o Emcore Corp. 1,500                                                       7
    o EMS Technologies, Inc.    1,000                                         18

                                                         See financial notes. 95

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Emulex Corp. 5,900                                                     167
    o Energizer Holdings, Inc. 6,333                                         233
    o Energy Conversion Devices, Inc.  600                                     7
    o Entrada Networks, Inc. 75                                               --
    o ESS Technology, Inc. 3,100                                              43
    o Exar Corp. 1,800                                                        29
    o Excel Technology, Inc.  600                                             17
    o Fairchild Semiconductor International,
      Inc., Class A 4,100                                                     93
    o FEI Co. 1,500                                                           36
    o First Virtual Communications, Inc.  240                                 --
    o Flir Systems, Inc.  2,400                                               75
    o FormFactor, Inc.  2,500                                                 62
      Frequency Electronics, Inc.  500                                         5
    o FSI International, Inc.  1,300                                           8
    o FuelCell Energy, Inc.  1,200                                            18
    o General Cable Corp.  2,200                                              21
    o Genus, Inc. 500                                                          3
    o Gerber Scientific, Inc.  1,900                                          15
    o Getty Images, Inc.  4,600                                              206
    o Glenayre Technologies, Inc.  2,300                                       7
    o GlobespanVirata, Inc.  8,556                                            53
    o GTC Biotherapeutics, Inc.  1,800                                         6
      Harman International Industries,
      Inc. 3,400                                                             436
    o Harmonic, Inc. 6,342                                                    49
      Harris Corp. 4,000                                                     149
    o Harvard Bioscience, Inc. 500                                             4
    o Hearst-Argyle Television, Inc.  3,700                                   90
    o Herley Industries, Inc.  500                                             9
    o HI/FN, Inc. 800                                                          8
    o Hollywood Entertainment Corp.   4,300                                   65
    o Hutchinson Technology, Inc.  17,100                                    573
    o Illumina, Inc. 1,500                                                     9
    o Integrated Circuit Systems,
      Inc. 5,400                                                             181
    o Integrated Silicon Solutions,
      Inc. 900                                                                13
  (7) Intel Corp. 472,532                                                 15,617
    o Intelli-Check, Inc.  500                                                 4
    o Interactive Data Corp.  20,700                                         356
    o Intermagnetics General Corp.   1,371                                    32
    o International Rectifier Corp.  4,100                                   196
      Intersil Corp., Class A   9,864                                        254
    o Itron, Inc. 1,500                                                       31
      ITT Industries, Inc. 6,200                                             422
    o Ixia 5,200                                                              62
    o IXYS Corp. 900                                                           9
    o Jabil Circuit, Inc. 13,400                                             373
    o JDS Uniphase Corp.  54,424                                             193
      Keithley Instruments, Inc.  700                                         11
    o Kemet Corp. 3,700                                                       49
    o KLA-Tencor Corp. 12,500                                                717
    o Kopin Corp. 2,500                                                       18
    o Kulicke & Soffa Industries, Inc.   1,900                                28
    o Lam Research Corp.  9,100                                              262
    o Lattice Semiconductor Corp.  4,600                                      36
    o LeCroy Corp. 900                                                        15
    o Lightpath Technologies, Inc.,
      Class A 75                                                              --
      Linear Technology Corp.   25,000                                     1,065
    o Littelfuse, Inc. 4,500                                                 120
    o Logicvision, Inc. 1,000                                                  4
    o Loral Space & Communications   1,390                                    --
    o LSI Logic Corp. 27,464                                                 254
    o Lucent Technologies, Inc.  286,923                                     918
    o Macromedia, Inc. 4,500                                                  86
    o Manufacturers Services Ltd.  2,500                                      15
    o Mattson Technology, Inc.  4,100                                         58
      Maxim Integrated Products, Inc.  22,453                              1,116
    o Maxwell Technologies, Inc.   1,000                                       8
    o Measurement Specialties, Inc.   700                                      9
    o MEMC Electronic Materials, Inc.   11,800                               132
    o Mercury Computer Systems, Inc.   3,600                                  77
    o Mestek, Inc. 700                                                        13
    o Metawave Communications Corp.    1,900                                  --
      Methode Electronics, Class A     3,600                                  43
    o Micron Technology, Inc.  25,500                                        366
    o Microsemi Corp. 3,500                                                   72
    o Microtune, Inc. 2,200                                                    5
    o MKS Instruments, Inc.  1,700                                            44
      Mocon, Inc. 600                                                          5
      Molex, Inc. 16,125                                                     506
    o Monolithic System Technology, Inc.  1,200                               10
      Motorola, Inc. 169,155                                               2,289


 96  See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o MRV Communications, Inc.   4,307                                        13
      MTS Systems Corp.     4,500                                             79
    o Mykrolis Corp. 3,021                                                    45
    o Nanogen, Inc. 1,500                                                      5
    o Nanometrics, Inc. 300                                                    4
    o National Semiconductor Corp.  12,100                                   492
    o Netopia, Inc. 2,100                                                     21
    o New Focus, Inc. 2,800                                                   15
    o Newport Corp. 4,200                                                     66
    o Novellus Systems, Inc.  6,671                                          275
    o Novoste Corp. 1,600                                                      8
    o Nvidia Corp. 7,000                                                     124
    o Omnivision Technologies, Inc.  1,400                                    80
    o Oplink Communications, Inc.  4,600                                      11
    o Optical Communication Products,
      Inc. 500                                                                 1
    o OSI Systems, Inc.  1,200                                                22
    o P-Com Inc. 520                                                          --
      Park Electrochemical Corp.  1,100                                       27
    o Parkervision, Inc. 400                                                   4
    o ParthusCeva, Inc. 433                                                    3
    o Paxson Communications Corp.  1,900                                      10
    o Pemstar, Inc. 1,600                                                      6
    o Pericom Semiconductor Corp.  1,400                                      16
      PerkinElmer, Inc. 8,977                                                162
    o Photon Dynamics, Inc.  900                                              34
    o Pinnacle Systems, Inc.  1,800                                           13
    o Pixelworks, Inc. 1,600                                                  19
    o Planar Systems, Inc.  3,700                                             86
    o Plantronics, Inc. 4,000                                                111
    o Plexus Corp. 1,700                                                      29
    o PLX Technology, Inc.  1,300                                             11
    o Powell Industries, Inc.  1,000                                          19
    o Power Integrations, Inc.  1,400                                         49
    o Power-One, Inc. 6,000                                                   54
    o Powerwave Technologies, Inc.  3,200                                     21
    o Proxim Corp., Class A  5,412                                             8
    o QLogic Corp. 7,022                                                     394
      Qualcomm, Inc. 56,300                                                2,674
    o Quantum Corp. 5,500                                                     17
    o QuickLogic Corp. 900                                                     5
    o Radisys Corp. 3,700                                                     72
    o Rambus, Inc. 5,700                                                      41
      Raven Industries, Inc.  1,400                                           37
    o Rayovac Corp. 2,800                                                     46
    o Remec, Inc. 2,500                                                       28
    o Rex Stores Corp.  1,875                                                 30
    o RF Micro Devices, Inc.   7,200                                          84
      Richardson Electronics Ltd.   1,300                                     13
    o Robotic Vision Systems, Inc.   1,000                                     1
    o Rofin-Sinar Technologies, Inc.   1,900                                  45
    o Rudolph Technologies, Inc.      500                                     13
    o Sanmina-SCI Corp.  35,816                                              378
    o SBS Technologies, Inc.  1,700                                           23
    o ScanSoft, Inc. 1,204                                                   7
      Scientific-Atlanta, Inc.  11,900                                       352
    o SCM Microsystems, Inc.  1,200                                           10
    o Seagate Technology  6,000                                              138
    o Semitool, Inc. 1,800                                                    16
    o Semtech Corp. 3,200                                                     71
    o Silicon Image, Inc.  2,000                                              14
    o Silicon Laboratories, Inc.   2,500                                     135
    o Silicon Storage Technology, Inc.  3,500                                 39
    o Siliconix, Inc. 8,100                                                  411
    o Sipex Corp. 1,600                                                       14
    o Sirenza Microdevices, Inc.    1,300                                      6
    o Skyworks Solutions, Inc.  5,689                                         49
    o Solectron Corp.   36,820                                               204
    o Somera Communications, Inc.  1,900                                       3
    o Spectralink Corp.   1,000                                               18
    o Spherix, Inc. 500                                                        3
    o Standard Microsystems Corp.  1,100                                      33
    o Stratex Networks, Inc.  2,800                                            9
    o Superconductor Technologies, Inc. 1,600                                  8
    o Superior Telecom, Inc.   1,124                                          --
    o Supertex, Inc.  1,400                                                   26
      Symbol Technologies, Inc.  16,437                                      205
    o Symmetricom, Inc.  8,450                                                61
    o Synaptics, Inc.  1,000                                                  13
    o T/R Systems, Inc.  1,500                                                 2
    o Taser International, Inc.  1,000                                        63
    o Technitrol, Inc. 4,000                                                  87
    o Tekelec 8,700                                                          140
      Tektronix, Inc. 5,300                                                  136

                                                         See financial notes. 97

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Tellabs, Inc. 28,300                                                   213
    o Tellium, Inc. 4,000                                                      6
    o Teradyne, Inc. 13,059                                                  298
    o Terayon Communication Systems
      Corp. 2,800                                                             19
    o Tessco Technologies, Inc.    900                                        12
      Texas Instruments, Inc.  127,397                                     3,684
    o Therma-Wave, Inc.  1,000                                                 5
    o Thermo Electron Corp.  26,550                                          584
    o Thomas & Betts Corp.  7,300                                            130
    o THQ, Inc. 1,950  35
    o Three-Five Systems, Inc.  1,099                                          5
    o Tollgrade Communications, Inc.   1,100                                  17
    o Transmeta Corp.  4,500                                                  18
    o Transwitch Corp.  3,100                                                 10
    o Tripath Technology, Inc.   1,800                                         9
    o Triquint Semiconductor, Inc.  5,310                                     38
    o Troy Group, Inc. 2,000                                                   5
    o TTM Technologies, Inc.   4,400                                          71
    o Tweeter Home Entertainment Group,
      Inc. 1,100                                                               9
      United Industrial Corp.   1,200                                         21
      Unitil Corp. 600                                                        15
    o Valence Technology, Inc.  1,400                                          5
    o Varian Semiconductor Equipment
      Associates, Inc. 1,500                                                  73
    o Varian, Inc. 5,800                                                     208
    o Viasat, Inc. 1,000                                                      20
    o Vicor Corp. 1,700                                                       17
    o Virage Logic Corp.   1,400                                              14
    o Vishay Intertechnology, Inc.  11,781                                   221
    o Vitesse Semiconductor Corp.   6,986                                     49
    o Waters Corp. 8,700                                                     273
    o Western Digital Corp.  13,200                                          178
    o Western Wireless Corp., Class A   5,200                                101
    o Wilson Greatbatch Technologies,
      Inc. 1,100                                                              41
    o WJ Communications, Inc.  2,300                                          14
    o Xicor, Inc. 1,000                                                       11
    o Xilinx, Inc. 24,600                                                    780
    o YDI Wireless, Inc. 100                                                  --
    o Zebra Technologies Corp.,
      Class A 4,250                                                          242
    o Zoran Corp. 1,761                                                       29
                                                                         -------
                                                                          56,542
      ENERGY: RAW MATERIALS 1.5%
      --------------------------------------------------------------------------
      Alliance Resource Partners L.P.   1,700                                 50
      Anadarko Petroleum Corp.   17,030                                      743
      Apache Corp. 10,936                                                    762
      APCO Argentina, Inc.  200                                                5
      Arch Coal, Inc. 3,500                                                   86
    o Atwood Oceanics, Inc.   1,200                                           31
      Baker Hughes, Inc.   23,300                                            658
      Berry Petroleum Co., Class A 2,000                                      36
    o BJ Services Co. 11,800                                                 387
      Buckeye Partners L.P.     3,400                                        147
      Burlington Resources, Inc.   14,000                                    681
      Cabot Oil & Gas Corp.   14,400                                         368
      CARBO Ceramics, Inc.    500                                             21
    o Cimarex Energy Co.     3,122                                            64
    o Cooper Cameron Corp.   3,300                                           141
    o CREDO Petroleum Corp.    1,200                                          21
    o Denbury Resources, Inc.    4,900                                        62
      Devon Energy Corp.      15,680                                         761
      ENSCO International, Inc.   5,700                                      150
      Enterprise Products Partners
      L.P. 17,000                                                            368
      EOG Resources, Inc.   11,400                                           480
    o Evergreen Resources, Inc.   1,600                                       44
    o FMC Technologies, Inc.  4,591                                           92
    o Forest Oil Corp. 4,450                                                 104
    o Friede Goldman Halter, Inc.  1,855                                      --
    o Grant Prideco, Inc. 3,600                                               41
    o Grey Wolf, Inc. 5,800                                                   19
      Halliburton Co. 31,200                                                 745
    o Hanover Compressor Co.   5,600                                          59
      Helmerich & Payne, Inc.  2,300                                          61
    o Hydril Co. 2,500                                                        59
      Inergy L.P. 1,000                                                       45
    o Joy Global, Inc. 8,600                                                 164
    o Key Energy Services, Inc.  4,800                                        42
      Kinder Morgan Energy Partners L.P.  1,502                               64


98 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Kirby Corp. 1,300                                                       38
      Lufkin Industries, Inc. 500                                             12
      Massey Energy Co. 6,000                                                 83
      Natural Resource Partners L.P.   2,000                                  66
      NL Industries, Inc. 2,800                                               49
    o Noble Corp. 10,100                                                     347
      Noble Energy, Inc. 3,500                                               139
      Occidental Petroleum Corp.  28,100                                     991
    o Offshore Logistics, Inc.  1,100                                         24
    o Oil States International, Inc.  3,600                                   44
    o Parker Drilling Co. 2,800                                                6
      Peabody Energy Corp. 3,800                                             127
      Penn Virginia Resource
      Partners L.P. 1,000                                                     33
      Plains All American
      Pipeline L.P. 4,600                                                    138
    o Plains Resources, Inc. 4,000                                            53
    o Range Resources Corp.   2,400                                           18
    o Reliant Resources, Inc. 20,125                                         100
    o Rowan Cos., Inc. 3,400                                                  81
      Schlumberger Ltd. 42,500                                             1,996
    o Seacor Smit, Inc. 1,250                                                 48
    o Smith International, Inc. 7,400                                        276
      TC Pipelines L.P. 400                                                   13
      Tidewater, Inc. 2,700                                                   74
    o Tom Brown, Inc. 3,200                                                   86
    o Unit Corp. 2,400                                                        47
      USEC, Inc. 3,000                                                        22
      Valero Energy Corp. 8,649                                              369
    o W-H Energy Services, Inc.  900                                          14
    o Weatherford International Ltd.  4,800                                  167
      Western Gas Resources, Inc.    2,000                                    85
    o Westmoreland Coal Co.  3,500                                            52
      World Fuel Services Corp.  500                                          14
    o Xanser Corp. 1,400                                                       3
                                                                         -------
                                                                          13,176
      FOOD & AGRICULTURE 3.3%
      --------------------------------------------------------------------------
    o 7-Eleven, Inc. 5,000                                                    80
    o American Italian Pasta Co., Class A 1,000                               38
      The Andersons, Inc. 1,500                                               24
      Archer-Daniels-Midland Co.  45,958                                     660
    o Aurora Foods, Inc. 2,500                                                --
      Bridgford Foods Corp.  300                                               2
      Bunge Ltd. 6,800                                                       184
      Campbell Soup Co.  24,500                                              635
    o Chiquita Brands International,
      Inc. 10,000                                                            185
      Coca-Cola Bottling Co.
      Consolidated 400                                                        20
      The Coca-Cola Co.  178,100                                           8,264
      Coca-Cola Enterprises, Inc.  27,200                                    548
      ConAgra Foods, Inc.  38,293                                            913
      Consolidated-Tomoka Land Co.   900                                      27
      Corn Products International, Inc.  7,800                               264
    o Dean Foods Co. 8,613                                                   261
    o Del Monte Foods Co.   8,931                                             85
      Delta & Pine Land Co.   2,000                                           46
      Dreyer's Grand Ice Cream
      Holdings, Inc. 2,300                                                   178
    o Eden Bioscience Corp.  1,000                                             2
    o Embrex, Inc. 1,300                                                      13
      Fleming Cos., Inc. 3,400                                                --
      Flowers Foods, Inc.   19,515                                           463
      Fresh Brands, Inc. 1,800                                                23
      Fresh Del Monte Produce, Inc.  4,200                                   105
      General Mills, Inc. 25,800                                           1,157
    o Green Mountain Coffee
      Roasters, Inc. 900                                                      19
    o Griffen Land & Nurseries, Inc.   300                                     4
      H.J. Heinz Co. 21,900                                                  774
    o Hain Celestial Group, Inc.    1,406                                     30
      Hershey Foods Corp.   8,200                                            632
      Hormel Foods Corp.   6,500                                             160
      Ingles Markets, Inc., Class A    300                                     3
      Interstate Bakeries 3,200                                               47
    o J & J Snack Foods Corp.   3,200                                        114
      The J.M. Smuckers Co.    2,438                                         107
    o John B. Sanfilippo & Son   5,000                                       172
      Kellogg Co. 28,900                                                     957
      Kraft Foods, Inc., Class A   14,500                                    422
      Lance, Inc. 1,900                                                       25
    o Lesco, Inc. 500                                                          6
      Lindsay Manufacturing Co.  800                                          19
      Marsh Supermarkets, Inc., Class B   1,000                               11
    o Maui Land & Pineapple Co., Inc.  800                                    22


                                                         See financial notes. 99

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      McCormick & Co., Inc.       5,800                                      172
      MGP Ingredients, Inc.       1,700                                       16
    o Monterey Pasta Co. 700                                                   3
      Nash Finch Co. 1,700                                                    27
    o Neogen Corp. 500                                                        10
    o The Pantry, Inc. 400                                                     7
    o Peet's Coffee & Tea, Inc.   1,800                                       30
      The Pepsi Bottling Group, Inc. 18,200                                  406
      PepsiAmericas, Inc.    13,200                                          198
      PepsiCo, Inc. 124,800                                                5,968
    o Performance Food Group Co. 1,900                                        71
      Pilgrim's Pride Corp., Class B 1,400                                    18
    o Ralcorp Holdings, Inc.  6,700                                          184
      Rocky Mountain Chocolate
      Factory, Inc. 1,000                                                     11
      Sanderson Farms, Inc.  3,500                                           123
      Sara Lee Corp. 54,378                                                1,084
    o The Scotts Co., Class A   2,800                                        162
      Seaboard Corp. 200                                                      51
      Sensient Technologies Corp.  2,300                                      44
    o Smart & Final, Inc. 2,700                                               19
    o Smithfield Foods, Inc.   6,300                                         134
    o Spartan Stores, Inc. 500                                                 2
      Standard Commercial Corp.  1,100                                        21
      Supervalu, Inc. 18,087                                                 456
      Sysco Corp. 47,036                                                   1,583
      Tasty Baking Co. 500                                                     4
    o Tejon Ranch Co. 674                                                     27
      Tootsie Roll Industries, Inc.  2,190                                    72
      Tyson Foods, Inc., Class A  15,240                                     217
    o United Natural Foods, Inc.  1,300                                       50
    o VistaCare, Inc., Class A    1,000                                       35
    o Wild Oats Markets, Inc.     3,800                                       39
      Wm. Wrigley Jr. Co.         11,600                                     654
    o Zapata Corp. 1,000                                                      54
                                                                         -------
                                                                          29,653
      GOLD 0.2%
      --------------------------------------------------------------------------
      Barrick Gold Corp.         5,565                                       109
    o Glamis Gold Ltd. 8,600                                                 120
    o Golden Cycle Gold Corp.     600                                          6
    o Meridian Gold, Inc.        6,600                                        84
      Newmont Mining Corp.    29,051                                       1,272
      Royal Gold, Inc. 3,100                                                  64
                                                                         -------
                                                                           1,655
      HEALTHCARE / DRUGS & MEDICINE    12.4%
      --------------------------------------------------------------------------
    o 1-800 Contacts, Inc.    500                                             11
    o aaiPharma, Inc. 1,800                                                   33
      Abbott Laboratories     112,505                                      4,795
    o Abgenix, Inc. 3,600                                                     44
    o Abiomed, Inc. 800                                                        7
    o Accredo Health, Inc.    2,841                                           91
    o Aclara BioSciences, Inc. 2,400                                           8
    o Advanced Medical Optics, Inc.    2,400                                  48
    o Advanced Neuromodulation
      Systems, Inc. 1,050                                                     43
    o AdvancePCS Corp.        6,300                                          324
    o AeroGen, Inc. 3,200                                                      2
    o Alaris Medical Systems, Inc.   5,000                                    78
    o Albany Molecular Research, Inc. 1,600                                   24
    o Align Technology, Inc.  8,700                                          134
    o Alkermes, Inc. 3,100                                                    40
      Allergan, Inc. 9,400                                                   711
    o Alliance Imaging, Inc.  1,800                                            8
    o Alliance Pharmaceutical Corp.  220                                      --
    o Allscripts Healthcare
      Solutions, Inc. 1,900                                                   10
      Alpharma, Inc., Class A 3,700                                           67
    o America Service Group, Inc.    800                                      21
    o American Healthways, Inc.    1,550                                      64
    o American Medical Systems
      Holdings, Inc. 1,400                                                    28
    o AMERIGROUP Corp.        900                                             38
      AmerisourceBergen Corp.     4,824                                      274
    o Amgen, Inc. 90,368                                                   5,581
    o Amsurg Corp. 700                                                        25
    o Amylin Pharmaceuticals, Inc.  2,300                                     63
    o Andrx Corp. 3,900                                                       78
    o Anthem, Inc. 14,417                                                    987
    o Antigenics, Inc. 1,400                                                  15
    o Aphton Corp. 800                                                         6
    o Apogent Technologies, Inc.   7,100                                     156
      Applied Biosystems Group  -
      Applera Corp. 11,400                                                   263


100 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Apria Healthcare Group, Inc.  10,500                                   305
    o Arqule, Inc. 1,300                                                       7
      Arrow International, Inc.   6,400                                      169
    o Arthrocare Corp. 1,400                                                  31
    o Aspect Medical Systems, Inc.  1,200                                     11
    o Atrix Labs, Inc. 1,400                                                  28
    o AVANIR Pharmaceuticals, Class A   1,900                                  3
    o Avant Immunotherapeutics, Inc. 3,000                                     7
    o Avigen, Inc. 900                                                         6
    o Barr Laboratories, Inc.  3,354                                         258
      Bausch & Lomb, Inc.      3,400                                         164
      Baxter International, Inc.  26,118                                     694
      Beckman Coulter, Inc.    5,100                                         253
      Becton Dickinson & Co.    17,300                                       633
    o Beverly Enterprises, Inc. 3,800                                         23
    o BioCryst Pharmaceuticals, Inc. 1,400                                    11
    o Biogen, Inc. 11,500                                                    465
    o BioMarin Pharmaceuticals, Inc. 1,800                                    13
      Biomet, Inc. 17,625                                                    632
    o Biopure Corp. 1,200                                                      4
    o Bioreliance Corp.  1,200                                                41
    o Biosite, Inc. 1,400                                                     36
    o Biosource International, Inc. 1,500                                     11
    o Bone Care International, Inc. 1,400                                     20
    o Boston Scientific Corp.  30,900                                      2,093
    o Bradley Pharmaceuticals, Inc.  1,700                                    46
      Bristol-Myers Squibb Co. 140,550                                     3,566
      C.R. Bard, Inc. 4,000                                                  320
      Cambrex Corp. 900                                                       21
      Cardinal Health, Inc.  30,660                                        1,819
    o Caremark Rx, Inc.  19,900                                              499
    o Cell Therapeutics, Inc.  1,400                                          15
    o Centene Corp. 500                                                       15
    o Cephalon, Inc. 3,500                                                   164
    o Cerus Corp. 500                                                          2
    o Charles River Laboratories
      International, Inc.  1,900                                              61
    o Chattem, Inc. 1,200                                                     18
    o Chiron Corp. 12,600                                                    688
    o Cholestech Corp.  1,700                                                 12
    o ChromaVision Medical Systems, Inc.    1,100                              1
    o Ciphergen Biosystems, Inc.  1,700                                       19
    o Community Health Systems, Inc.    7,100                                171
    o Conmed Corp. 1,700                                                      35
      Cooper Cos., Inc. 2,200                                                 96
    o Corixa Corp. 1,802                                                      11
    o Corvel Corp. 1,900                                                      69
    o Covance, Inc. 5,800                                                    151
    o Coventry Health Care, Inc.  9,600                                      526
    o CryoLife, Inc. 750                                                       5
    o CTI Molecular Imaging, Inc.  2,000                                      32
    o Cubist Pharmaceuticals, Inc.  1,900                                     22
    o Curis, Inc. 3,140                                                       15
    o CV Therapeutics, Inc.  1,100                                            19
    o Cygnus, Inc. 600                                                        --
    o Cyotgen Corp. 230                                                        3
    o Cytyc Corp. 7,800                                                      101
      D&K Healthcare Resources, Inc.  700                                      9
    o Dade Behring Holdings, Inc.  2,600                                      80
      Datascope Corp. 1,000                                                   33
    o DaVita, Inc. 16,500                                                    579
    o Deltagen, Inc. 2,200                                                    --
    o Dendreon Corp. 1,400                                                    12
      Dentsply International, Inc.    6,550                                  289
      Diagnostic Products Corp.   1,700                                       69
    o Digene Corp. 1,400                                                      49
    o DJ Orthopedics, Inc.  3,000                                             54
    o Durect Corp. 2,000                                                       4
    o Dynacq International, Inc.   3,616                                      61
    o Edwards Lifesciences Corp.   3,900                                     113
      Eli Lilly & Co. 80,200                                               5,343
    o Emisphere Technologies, Inc.  800                                        5
    o Endo Pharmaceutical Holdings,
      Inc. 10,500                                                            172
    o Entremed, Inc. 1,200                                                     6
    o Enzo Biochem, Inc. 1,697                                                31
    o Enzon Pharmaceuticals, Inc.  1,900                                      21
    o Eon Labs, Inc. 2,400                                                   101
    o Express Scripts, Inc.  6,300                                           346
    o First Health Group Corp.   5,700                                       139
    o First Horizon Pharmaceutical Corp. 900                                   6
    o Forest Laboratories, Inc.  25,000                                    1,250
    o Gen-Probe, Inc. 3,400                                                   91
    o Gene Logic, Inc. 1,300                                                   6

                                                        See financial notes. 101

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Genelabs Technologies, Inc.   800                                        1
    o Genentech, Inc. 15,700                                               1,287
    o Genome Therapeutics Corp. 2,100                                          6
    o Genta, Inc. 2,900                                                       31
    o Genzyme Corp.-General
      Division 15,232                                                        699
    o Geron Corp. 1,000                                                       13
    o Gilead Sciences, Inc. 14,060                                           767
      Guidant Corp. 25,816                                                 1,317
    o Guilford Pharmaceuticals, Inc.   1,200                                   9
    o Haemonetics Corp. 3,700                                                 85
      HCA, Inc. 29,100                                                     1,113
      Health Management Associates,
      Inc., Class A 15,900                                                   352
    o Health Net, Inc. 16,600                                                524
      Healthcare Services Group   2,500                                       41
    o HealthExtras, Inc. 1,900                                                22
    o HealthTronics Surgical Services,
      Inc. 2,500                                                              17
    o Henry Schein, Inc. 2,300                                               143
    o Hologic, Inc. 2,600                                                     35
    o Human Genome Sciences, Inc.    5,100                                    71
    o Humana, Inc. 18,900                                                    384
    o I-Stat Corp. 600                                                         7
      ICN Pharmaceuticals, Inc.  5,400                                       104
    o ICU Medical, Inc. 550                                                   19
    o Idec Pharmaceuticals Corp.  6,900                                      242
    o IDEXX Laboratories, Inc.   2,500                                       118
    o Igen International, Inc. 1,300                                          75
    o Ii-Vi, Inc. 1,900                                                       45
    o ImClone Systems, Inc. 4,435                                            154
    o Immucor, Inc. 750                                                       22
    o Immunogen, Inc. 1,500                                                    7
    o Immunomedics, Inc. 2,400                                                20
    o IMPAC Medical Systems, Inc.  3,000                                      71
    o Impax Laboratories, Inc.    1,600                                       19
    o Inamed Corp. 9,300                                                     803
    o Incyte Corp. 2,600                                                      14
    o Indevus Pharmaceuticals, Inc.  1,800                                    10
    o Inspire Pharmaceuticals, Inc.  1,300                                    24
    o Integra LifeSciences Holdings
      Corp. 1,100                                                             37
    o InterMune, Inc. 1,100                                                   22
    o Intuitive Surgical, Inc. 1,050                                          15
      Invacare Corp. 2,000                                                    82
    o Inveresk Research Group, Inc.  1,700                                    39
    o Isis Pharmaceuticals, Inc.  1,900                                       13
    o IVAX Corp. 8,750                                                       169
 (10) Johnson & Johnson  214,870                                          10,814
    o Kendle International, Inc.   1,700                                      11
    o Kindred Healthcare, Inc. 2,312                                          95
    o King Pharmaceuticals, Inc.    18,516                                   248
    o Kosan Biosciences, Inc.  2,500                                          23
    o KV Pharmaceutical Co., Class A  2,700                                   65
    o Laboratory Corp. of America
      Holdings 10,300                                                        365
      Landauer, Inc. 1,100                                                    43
    o Large Scale Biology Corp.   2,400                                        4
    o Lexicon Genetics, Inc.  1,900                                           11
    o LifePoint Hospitals, Inc.  2,300                                        59
    o Ligand Pharmaceuticals, Inc.,
      Class B 2,300                                                           32
    o Lincare Holdings, Inc.  7,100                                          277
    o Magellan Health Services, Inc.   2,200                                  --
      Manor Care, Inc. 8,000                                                 266
    o Maxim Pharmaceuticals, Inc.  2,400                                      14
      McKesson Corp. 19,900                                                  602
    o Med-Design Corp. 1,200                                                   4
    o Medamicus, Inc. 500                                                      6
    o Medarex, Inc. 3,000                                                     21
    o Medcath Corp. 1,500                                                     16
    o Medco Health Solutions, Inc.  18,638                                   619
    o Medicines Co. 1,700                                                     45
      Medicis Pharmaceutical Corp.,
      Class A 1,700                                                          108
    o Medimmune, Inc. 17,375                                                 463
    o Medis Technologies Ltd.  1,110                                          10
    o MedQuist, Inc. 3,217                                                    54
      Medtronic, Inc. 87,974                                               4,009
      Mentor Corp. 3,000                                                      61
      Merck & Co., Inc. 158,552                                            7,016
    o Merit Medical Systems, Inc.  1,666                                      44
    o MGI Pharma, Inc. 1,900                                                  71
    o Mid Atlantic Medical Services, Inc. 8,300                              485
    o Millennium Pharmaceuticals, Inc. 11,956                                190
    o MIM Corp. 1,500                                                          9

102 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Mine Safety Appliances Co.  900                                        51
    o Molecular Devices Corp.  8,100                                        144
      Mylan Laboratories, Inc.  45,000                                    1,087
    o Myriad Genetics, Inc.  1,400                                           18
    o Nabi Biopharmaceuticals  2,800                                         31
    o National Healthcare Corp.  600                                         12
      Nature's Sunshine Products, Inc.  2,000                                16
    o NBTY, Inc.  16,000                                                    436
    o Nektar Therapeutics  2,200                                             29
    o Neose Technologies, Inc.  500                                           4
    o Neurocrine Biosciences, Inc.  1,400                                    66
    o Neurogen Corp.  800                                                     4
    o Northfield Laboratories, Inc.  1,100                                    7
    o Noven Pharmacuticals, Inc.  5,500                                      56
    o NPS Pharmacuticals, Inc.  1,000                                        26
    o Nuvelo, Inc.  900                                                       3
      Oakley, Inc.  4,200                                                    46
    o Ocular Sciences, Inc.  1,500                                           42
    o Odyssey HealthCare, Inc.  2,250                                        62
      Omnicare, Inc.  7,500                                                 288
    o Onyx Pharmaceuticals, Inc.  1,800                                      44
    o OraSure Technologies, Inc.  1,500                                      13
    o Orthodontic Centers of America, Inc.  2,112                            19
    o OSI Pharmaceuticals, Inc.  1,690                                       47
      Owens & Minor, Inc.  2,000                                             41
    o Oxford Health Plans, Inc.  21,700                                     879
    o Pacificare Health Systems, Inc.  9,400                                559
    o Pain Therapeutics, Inc.  2,600                                         16
    o Parexel International Corp.  2,400                                     40
    o Patterson Dental Co.  5,300                                           339
    o Pediatrix Medical Group, Inc.  3,000                                  160
      Perrigo Co.  4,300                                                     58
  (6) Pfizer, Inc.  555,352                                              17,549
    o Pharmaceutical Product Development, Inc.  2,500                        75
    o Pharmaceutical Resources, Inc.  1,900                                 137
    o Pharmacopeia, Inc.  1,300                                              16
    o Pharmacyclics, Inc.  1,100                                              6
      PolyMedica Corp.  4,400                                               130
    o Pozen, Inc.  1,300                                                     16
    o Praecis Pharmaceuticals, Inc.  1,600                                   11
    o Priority Healthcare Corp., Class B  2,000                              43
    o Protein Design Labs, Inc.  4,100                                       55
    o Province Healthcare Co.  2,325                                         30
    o PSS World Medical, Inc.  2,800                                         26
    o QMed, Inc.  500                                                         4
    o Quest Diagnostics  7,410                                              501
    o Regeneration Technologies, Inc.  1,700                                 20
    o Regeneron Pharmaceuticals, Inc.  1,900                                 26
    o RehabCare Group, Inc.  4,000                                           63
    o Renal Care Group, Inc.  4,700                                         176
    o Resmed, Inc.  2,000                                                    84
    o Respironics, Inc.  1,900                                               79
    o Sangamo Biosciences, Inc.  1,200                                        6
    o Savient Pharmaceuticals, Inc.  2,300                                   14
      Schering-Plough Corp.  80,950                                       1,236
    o Select Medical Corp.  2,500                                            84
    o Sepracor, Inc. 6,600                                                  176
    o Serologicals Corp.  1,200                                              19
    o SICOR, Inc. 7,200                                                     193
    o Sierra Health Services, Inc.  11,700                                  273
    o Sola International, Inc.  2,700                                        46
    o SonoSite, Inc. 1,600                                                   32
    o Specialty Laboratories  700                                             9
    o St. Jude Medical, Inc.  12,300                                        715
    o Steris Corp.  6,100                                                   127
      Stryker Corp.  13,800                                               1,119
    o Sunrise Senior Living, Inc.  4,900                                    142
    o Sunrise Technologies International, Inc.  1,700                        --
    o SuperGen, Inc. 900                                                      9
    o Sybron Dental Specialties, Inc.  4,633                                107
    o Tanox, Inc.  1,900                                                     34
    o Techne Corp.  3,800                                                   132
    o Tenet Healthcare Corp.  30,150                                        416
    o Theragenics Corp.  2,500                                               11
    o Therasense, Inc.  2,300                                                42
    o Third Wave Technologies, Inc.  1,800                                    6
    o Thoratec Corp.  2,636                                                  41
    o Titan Pharmaceuticals, Inc.  800                                        3
    o Transgenomic, Inc.  1,200                                               3
    o Transkaryotic Therapies, Inc.  900                                     12
    o Triad Hospitals, Inc.  6,044                                          186


                                                        See financial notes. 103

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Trimeris, Inc.  500                                                    13
    o TriPath Imaging, Inc.  2,600                                           24
    o Tripos, Inc.  1,000                                                     7
    o United Surgical Partners International, Inc.  1,400                    42
      UnitedHealth Group, Inc.  42,200                                    2,147
    o Universal Health Services, Class B  4,000                             188
    o Urologix, Inc.  1,800                                                   8
    o US Oncology, Inc.  5,200                                               57
    o USANA Health Sciences, Inc.  1,000                                     33
    o Utah Medical Products, Inc.  2,500                                     59
    o Varian Medical Systems, Inc.  4,700                                   301
    o Vaxgen, Inc.  600                                                       6
    o VCA Antech, Inc.  2,700                                                76
    o Ventana Medical Systems, Inc.  1,200                                   50
    o Vertex Pharmaceuticals, Inc.  3,144                                    41
    o Viasys Healthcare, Inc.  1,482                                         27
    o Vical, Inc.  1,600                                                      9
    o Viropharma, Inc.  1,000                                                 3
    o Visx, Inc.  3,100                                                      75
      Vital Signs, Inc.  1,900                                               58
    o Watson Pharmaceuticals, Inc.  7,732                                   304
    o WellPoint Health Networks, Inc.  10,180                               905
      West Pharmaceutical Services, Inc.  3,300                             109
    o Wright Medical Group, Inc.  1,700                                      50
      Wyeth  96,900                                                       4,277
    o XOMA Ltd.  2,400                                                       18
      Young Innovations, Inc.  2,000                                         60
    o Zimmer Holdings, Inc.  13,300                                         849
    o Zymogenetics, Inc.  2,000                                              25
                                                                        -------
                                                                        111,298
      HOUSEHOLD PRODUCTS 1.9%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  3,300                                    209
      Avon Products, Inc.  17,000                                         1,155
      Church & Dwight Co., Inc.  3,300                                      123
      Clorox Co.  27,000                                                  1,223
      Colgate-Palmolive Co.  35,500                                       1,888
      The Dial Corp.  13,100                                                315
      The Estee Lauder Cos., Inc., Class A  10,300                          385
      The Gillette Co.  70,900                                            2,262
      Inter Parfums, Inc.  675                                                9
      International Flavors & Fragrances, Inc. 4,400                        146
      Nu Skin Enterprises, Inc., Class A  6,500                             103
      Procter & Gamble Co.  93,700                                        9,210
                                                                         ------
                                                                         17,028
      INSURANCE 4.4%
      --------------------------------------------------------------------------
      21st Century Holding Co.  1,000                                        19
      21st Century Insurance Group  7,200                                   101
      Aetna, Inc.  14,800                                                   850
      AFLAC, Inc.  37,600                                                 1,372
      Alfa Corp.  4,800                                                      62
    o Alleghany Corp.  212                                                   43
    o Allmerica Financial Corp.  2,400                                       64
      The Allstate Corp.  50,874                                          2,010
      AMBAC Financial Group, Inc.  7,250                                    513
      American Financial Group, Inc.  5,500                                 122
  (8) American International Group, Inc.  185,222                        11,267
    o American Medical Security Group, Inc.  5,600                          128
      American National Insurance Co.  1,300                                108
      AmerUs Group Co.  1,900                                                72
      AON Corp.  23,000                                                     504
    o Arch Capital Group Ltd.  1,400                                         51
    o Argonaut Group, Inc.  2,400                                            38
      Arthur J. Gallagher & Co.  4,300                                      125
      Baldwin & Lyons, Inc., Class B  750                                    18
      Brown & Brown, Inc.  3,000                                             91
      Chubb Corp.  13,547                                                   905
      CIGNA Corp.  10,300                                                   588
      Cincinnati Financial Corp.  12,200                                    499
    o Clark, Inc.  1,700                                                     26
    o CNA Financial Corp.  15,700                                           339
    o CNA Surety Corp.  2,200                                                24
      Commerce Group, Inc.  1,600                                            64
      Crawford & Co., Class B  1,600                                         11
      Delphi Financial Group, Inc., Class A  3,010                          152
      EMC Insurance Group, Inc.  1,200                                       20
      Erie Indemnity Co., Class A  3,000                                    120
      FBL Financial Group, Inc., Class A  2,090                              55
      Fidelity National Financial, Inc.  14,503                             448
      First American Corp.  4,800                                           137


104 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      First United Corp.  2,200                                              51
    o FPIC Insurance Group, Inc.  400                                         7
      Fremont General Corp.  2,000                                           33
      Great American Financial Resources, Inc.  2,800                        44
      Harleysville Group, Inc.  1,800                                        40
      Hartford Financial Services Group, Inc.  19,400                     1,065
      HCC Insurance Holdings, Inc.  2,100                                    61
      Hilb, Rogal & Hamilton Co.  2,000                                      60
      Hooper Holmes, Inc.  2,100                                             11
      Horace Mann Educators Corp.  1,800                                     24
      Independence Holding Co.  1,500                                        35
      Infinity Property & Casualty Corp.  2,500                              81
      Jefferson-Pilot Corp.  10,100                                         482
      John Hancock Financial Services, Inc.  19,900                         703
      Liberty Corp.  1,000                                                   45
      Lincoln National Corp.  12,600                                        503
      Loews Corp.  12,500                                                   537
    o Markel Corp.  300                                                      76
      Marsh & McLennan Cos., Inc.  43,000                                 1,838
      MBIA, Inc.  9,750                                                     581
      Mercury General Corp.  2,900                                          138
      Metlife, Inc.  55,500                                               1,743
      MGIC Investment Corp.  6,300                                          323
    o MIIX Group, Inc.  2,400                                                 4
      Mony Group, Inc.  1,500                                                48
    o National Medical Health Card Systems, Inc.  800                        12
      Nationwide Financial Services, Inc., Class A  1,300                    44
    o Navigators Group, Inc.  1,500                                          48
      NYMAGIC, Inc.  2,100                                                   50
      Odyssey Re Holdings Corp.  2,900                                       61
    o Ohio Casualty Corp.  3,000                                             46
      Old Republic International Corp.  10,900                              392
    o Penn Treaty American Corp.  600                                         1
      Penn-America Group, Inc.  1,400                                        21
    o Philadelphia Consolidated Holding Co.  1,000                           47
      The Phoenix Cos., Inc.  4,500                                          49
      PMA Capital Corp., Class A  700                                         9
      The PMI Group, Inc.  5,600                                            214
      Presidential Life Corp.  1,000                                         15
      Principal Financial Group, Inc.  22,400                               702
    o ProAssurance Corp.  1,670                                              50
      The Progressive Corp.  23,300                                       1,720
      Protective Life Corp.  5,500                                          179
      Prudential Financial, Inc.  38,500                                  1,488
      Radian Group, Inc.  9,202                                             487
      Reinsurance Group of America, Inc.  2,600                             104
      RLI Corp.  2,800                                                       94
      Safeco Corp.  10,000                                                  367
      Safety Insurance Group, Inc.  1,000                                    16
      SCPIE Holdings, Inc.  700                                               9
      Selective Insurance Group, Inc.  1,200                                 37
    o SNTL Corp. - Litigation Trust Certificates  1,300                      --
      St. Paul Cos., Inc.  16,200                                           618
      Stancorp Financial Group, Inc.  2,500                                 158
      State Auto Financial Corp.  1,300                                      35
      Sterling Financial Corp.  1,000                                        28
    o Stewart Information Services Corp.  3,700                             115
      Torchmark Corp.  10,600                                               465
      Transatlantic Holdings, Inc.  2,650                                   203
      Travelers Property Casualty Corp., Class A  20,549                    335
      Travelers Property Casualty Corp., Class B  36,790                    602
    o Triad Guaranty, Inc.  1,700                                            84
    o UICI  2,500                                                            37
      United Fire & Casualty Co.  500                                        20
      Unitrin, Inc.  3,100                                                  115
      UnumProvident Corp.  13,414                                           220
    o USI Holdings Corp.  4,500                                              57
      W.R. Berkley Corp.  10,200                                            350
    o WellChoice, Inc.  2,500                                                81
      Zenith National Insurance Corp.  1,100                                 34
                                                                         ------
                                                                         39,298
      MEDIA 4.0%
      --------------------------------------------------------------------------
    o Acme Communications, Inc.  1,900                                       16
    o Adolor Corp.  1,700                                                    31
      Advanced Marketing Services, Inc.  900                                 10
    o AMC Entertainment, Inc.  2,900                                         40


                                                        See financial notes. 105

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o American Tower Corp., Class A  14,500                                 168
      Banta Corp.  2,700                                                    103
      Belo Corp., Class A  9,400                                            256
      Blockbuster, Inc., Class A  6,900                                     133
    o Cablevision Systems Corp., NY Group, Class A  16,300                  329
      Cadmus Communications Corp.  1,900                                     23
    o Charter Communications, Inc., Class A  20,300                          87
      Clear Channel Communications, Inc.  44,221                          1,805
    o CNET Networks, Inc.  9,983                                             81
    o Comcast Corp., Class A  68,336                                      2,318
    o Comcast Corp., Special Class A  42,800                              1,396
    o Consolidated Graphics, Inc.  3,900                                    108
    o Cox Communications, Inc., Class A  42,135                           1,436
    o Crown Media Holdings, Inc., Class A  3,500                             31
    o Cumulus Media, Inc., Class A  2,600                                    49
    o Daily Journal Corp.  500                                               14
    o DGSE Cos., Inc.  700                                                    1
      Dow Jones & Co., Inc.  5,000                                          260
      The E.W. Scripps Co., Class A  6,000                                  558
    o EchoStar Communications Corp., Class A  18,300                        701
    o Emmis Communications Corp., Class A  4,300                             95
    o Entercom Communications Corp.  3,000                                  137
    o Entravision Communications Corp., Class A  5,000                       48
    o Fox Entertainment Group, Inc., Class A  25,350                        702
      Gannett Co., Inc.  18,500                                           1,556
    o Gaylord Entertainment Co.  1,800                                       49
    o GC Cos., Inc.  500                                                     --
      Gray Television, Inc.  3,100                                           39
      Gray Television, Inc., Class A  1,000                                  13
      Harte-Hanks, Inc.  8,100                                              161
      Hollinger International, Inc.  7,300                                   98
    o Information Holdings, Inc.  2,200                                      49
    o Insight Communications Co.  2,700                                      26
    o InterActiveCorp  47,117                                             1,730
      John Wiley & Sons, Class A  3,800                                      99
    o Journal Register Co.  3,200                                            64
      Knight-Ridder, Inc.  5,700                                            418
      Lee Enterprises, Inc.  2,500                                          105
    o Lifeline Systems, Inc.  2,300                                          81
    o Lin TV Corp., Class A  3,300                                           74
    o Lynch Interactive Corp.  900                                           23
    o Martha Stewart Living Omnimedia, Class A  1,400                        14
      McClatchy Co., Class A  7,200                                         466
      The McGraw-Hill Cos., Inc.  17,300                                  1,158
      Media General, Inc., Class A  2,000                                   132
    o Mediacom Communications Corp.  7,600                                   53
      Meredith Corp.  6,000                                                 291
    o Merrimac Industries, Inc.  600                                          3
    o Metro-Goldwyn-Mayer, Inc.  13,134                                     210
      New York Times Co., Class A  10,200                                   485
    o PanAmSat Corp.  15,400                                                319
    o Quipp, Inc.  900                                                       11
      R.R. Donnelley & Sons Co.  7,700                                      200
    o Radio One, Inc., Class A  9,500                                       152
    o Radio Unica Communications Corp.  300                                  --
      The Reader's Digest Association, Inc., Class A  7,300                 108
      Regal Entertainment Group, Class A  4,200                              86
    o Saga Communications, Inc., Class A  1,250                              24
    o Salem Communications Corp., Class A  900                               21
    o Scholastic Corp.  2,200                                                68
    o Sinclair Broadcast Group, Inc., Class A  2,300                         27
      Thomas Nelson, Inc.  800                                               13
    o Time Warner, Inc.  329,252                                          5,034
    o Tivo, Inc.  4,500                                                      36
      Tribune Co.  21,900                                                 1,074
    o Univision Communications, Inc. Class A 23,010                         781
    o Valassis Communications, Inc.  5,900                                  153
    o Valuevision Media, Inc., Class A  1,400                                23
      Viacom, Inc., Class B  128,012                                      5,104
      The Walt Disney Co.  146,650                                        3,320
      Washington Post, Class B  600                                         443
    o Westwood One, Inc.  7,200                                             216
    o XM Satellite Radio Holdings, Inc., Class A  10,300                    209
                                                                         ------
                                                                         35,755


106 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      MISCELLANEOUS 0.5%
      --------------------------------------------------------------------------
      3M Co.  56,000                                                      4,417
    o ABX Air, Inc.  6,900                                                   24
    o ANC Rental Corp.  3,037                                                --
    o AT&T Latin America Corp., Class A  2,100                               --
    o Breakaway Solutions, Inc.  1,400                                       --
    o Coinstar, Inc.  5,200                                                  76
      Harbor Global Co. Ltd.  160                                             2
    o i2 Technologies, Inc.  15,300                                          27
    o Jupiter Media Metrix, Inc.  1,673                                      --
    o NetFlix, Inc.  3,000                                                  172
    o Nucentrix Broadband Networks, Inc.  2,100                              --
    o Scient, Inc.  624                                                      --
    o Vialta, Inc.  34                                                       --
                                                                          -----
                                                                          4,718

      MISCELLANEOUS FINANCE 8.5%
      --------------------------------------------------------------------------
      1st Source Corp.  1,571                                                31
    o A.B. Watley Group, Inc.  1,300                                         --
      A.G. Edwards, Inc.  5,900                                             239
    o Acacia Research - Acacia Technologies  330                              2
    o Acacia Research - CombiMatrix  184                                      1
    o Actrade Financial Technologies Ltd.  1,000                              1
      Advanta Corp., Class A  7,400                                          81
    o Affiliated Managers Group, Inc.  1,200                                 87
      Alliance Capital Management Holding L.P.  5,200                       175
      Allied Capital Corp.  8,515                                           212
      Amcore Financial, Inc.  1,200                                          32
      American Capital Strategies Ltd.  5,100                               138
      American Express Co.  94,150                                        4,418
      American Home Mortgage Holdings, Inc.  2,000                           42
    o AmeriCredit Corp.  3,800                                               51
    o Ameritrade Holding Corp.  28,800                                      393
      Asta Funding, Inc.  1,000                                              30
      Astoria Financial Corp.  7,000                                        242
      Bank of the Ozarks, Inc.  1,400                                        60
    o Bankunited Financial Corp., Class A  2,200                             49
      Banner Corp.  1,200                                                    28
    o Bay View Capital Corp.  5,061                                          31
      The Bear Stearns Cos., Inc.  13,620                                 1,039
    o Berkshire Hathaway, Inc., Class A  92                               7,159
      Berkshire Hills Bancorp, Inc.  1,400                                   50
      Blackrock, Inc.  400                                                   21
    o Boca Resorts, Inc., Class A  1,800                                     24
    o BOK Financial Corp.  3,437                                            130
      BP Prudhoe Bay Royalty Trust  2,200                                    46
    o Cadiz, Inc.  2,100                                                     --
      Camco Financial Corp.  700                                             12
    o Capital Corp. of the West  1,050                                       40
      Capital One Financial Corp.  17,600                                 1,070
      Cash America International, Inc.  2,500                                48
      Cathay Bancorp., Inc.  1,600                                           77
      Central Pacific Financial Co.  900                                     24
    / The Charles Schwab Corp.  98,620                                    1,337
      Charter Financial Corp.  900                                           30
      Charter Municipal Mortgage Acceptance Co.  1,400                       27
      Charter One Financial, Inc.  15,125                                   483
      Chesterfield Financial Corp.  1,500                                    35
      Chicago Mercantile Exchange  1,800                                    122
      CIT Group, Inc.  16,100                                               541
 =(4) Citigroup, Inc.  376,436                                           17,843
      Citizens First Bancorp, Inc.  700                                      16
      Coastal Bancorp, Inc.  800                                             27
      Coastal Financial Corp.  2,281                                         37
    o The Commercial Capital Bancorp, Inc.  2,500                            47
      Commercial Federal Corp.  2,300                                        59
    o CompuCredit Corp.  4,400                                               87
    o Corrections Corp. of America  3,828                                    94
      Countrywide Financial Corp.  8,900                                    936
      Cross Timbers Royalty Trust  1,500                                     38
      CVB Financial Corp.  2,166                                             43
      Downey Financial Corp.  2,000                                          92
    o DVI, Inc.  1,200                                                       --
    o E*TRADE Group, Inc.  25,035                                           258
      East-West Bancorp, Inc.  1,300                                         64
      Eaton Vance Corp.  5,800                                              202
    o eSpeed, Inc., Class A  3,300                                           90
      Fannie Mae  69,900                                                  5,011
      Federated Investors, Inc., Class B  7,450                             206


                                                        See financial notes. 107

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Fidelity Bankshares, Inc.  1,933                                       52
    o Financial Federal Corp.  800                                           27
      Financial Industries Corp.  700                                        10
      First Financial Corp.  600                                             18
      First Financial Holdings, Inc.  1,400                                  42
      First Indiana Corp.  1,375                                             25
      First Place Financial Corp.  2,900                                     56
      First Sentinel Bancorp., Inc.  2,300                                   43
      Flagstar Bancorp., Inc.  4,500                                        100
      Flushing Financial Corp.  1,200                                        29
      Franklin Resources, Inc.  17,600                                      835
      Freddie Mac  50,500                                                 2,835
    o Gabelli Asset Management, Inc., Class A  700                           25
      Glacier Bancorp, Inc.  550                                             17
      Golden West Financial Corp.  10,400                                 1,044
      Goldman Sachs Group, Inc.  36,400                                   3,418
    o Golf Trust of America, Inc. L.P.  2,400                                 7
      GreenPoint Financial Corp.  9,150                                     285
    o Hawthorne Financial Corp.  1,050                                       27
      Heritage Financial Corp.  700                                          15
      Hudson River Bancorp  1,600                                            53
      Hugoton Royalty Trust  3,300                                           66
      IBERIABANK Corp.  700                                                  36
      Independence Community Bank Corp.  3,600                              132
      Independent Bank Corp. Michigan  1,637                                 47
      IndyMac Bancorp, Inc.  3,400                                          100
    o Instinet Group, Inc.  1,200                                             7
      International Bancshares Corp.  1,877                                  86
      Interpool, Inc.  1,200                                                 18
    o Investment Technology Group, Inc.  2,250                               45
      Investors Financial Services Corp.  5,500                             194
    o ITLA Capital Corp.  700                                                33
      Janus Capital Group, Inc.  16,500                                     233
      Jefferies Group, Inc.  1,600                                           50
      Klamath First Bancorp, Inc.  2,700                                     65
    o Knight Trading Group, Inc.  9,700                                     134
    o LabOne, Inc.  2,100                                                    58
      LaBranche & Co., Inc.  2,400                                           25
      Legg Mason, Inc.  4,200                                               350
      Lehman Brothers Holdings, Inc.  16,500                              1,188
      Leucadia National Corp.  3,100                                        130
    o Local Financial Corp.  2,000                                           39
    o Mail-Well, Inc.  1,300                                                  5
      MB Financial, Inc.  1,200                                              57
      MBNA Corp.  97,650                                                  2,417
      MCG Capital Corp.  2,200                                               39
      McGrath RentCorp  800                                                  23
    o Meritage Corp.  1,000                                                  59
      Merrill Lynch & Co., Inc.  68,800                                   4,073
      Metris Cos., Inc.  3,000                                               14
    o MicroFinancial, Inc.  1,900                                             6
      The Midland Co.  1,800                                                 41
      Moody's Corp.  10,300                                                 596
      Morgan Stanley  79,800                                              4,379
      MutualFirst Financial, Inc.  2,000                                     56
    o National Financial Partners Corp.  2,500                               68
    o National Western Life Insurance Co., Class A  300                      43
    o NCO Portfolio Management, Inc.  2,600                                  18
      New Century Financial Corp.  3,600                                    133
      New York Community Bancorp., Inc.  9,736                              352
    o NextCard, Inc.  2,600                                                  --
    o North American Scientific, Inc.  700                                    5
      Northrim BanCorp, Inc.  2,500                                          52
      Northway Financial, Inc.  200                                           7
      Northwest Bancorp, Inc.  2,500                                         52
      Nueberger Berman, Inc.  3,950                                         171
      Nuveen Investments, Inc., Class A  6,300                              176
      Oak Hill Financial, Inc.  1,000                                        30
    o Ocwen Financial Corp.  2,920                                           14
      PAB Bankshares, Inc.  700                                              10
      Pacific Capital Bancorp.  2,133                                        73
      Pacific Northwest Bancorp  1,000                                       39
      Partners Trust Financial Group, Inc.  1,700                            43
      The Peoples Holding Co.  500                                           24
    o Petrocorp, Inc.  3,000                                                 40
      PMC Commercial Trust  1,500                                            21
    o Portfolio Recovery Associates, Inc.  2,000                             52
      Provident Financial Holdings  500                                      16
    o Providian Financial Corp.  18,900                                     210
      R&G Financial Corp., Class B  1,700                                    56
      Raymond James Financial, Inc.  4,600                                  188


108 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Resource America, Inc., Class A  2,000                                 25
      Roslyn Bancorp., Inc.  4,550                                          123
      Santander BanCorp  1,760                                               44
    o Saxon Capital, Inc.  1,000                                             19
      Seacoast Financial Services Corp.  1,973                               51
      SEI Investments Co.  7,200                                            210
    o Siebert Financial Corp.  2,900                                         12
      SLM Corp.  31,800                                                   1,245
    o SoundView Technology Group, Inc.  600                                   7
      Southern Financial Bancorp, Inc.  253                                   9
      Sovereign Bancorp., Inc.  19,860                                      413
      State Financial Services Corp., Class A 2,000                          53
      Staten Island Bancorp., Inc.  2,900                                    58
      Student Loan Corp.  1,700                                             220
      SWS Group, Inc.  1,141                                                 25
      T. Rowe Price Group, Inc.  8,200                                      337
    o Tarragon Realty Investors, Inc.  2,359                                 37
      TF Financial Corp.  700                                                23
    o UnitedGlobalCom, Inc., Class A  2,200                                  16
      Value Line, Inc.  300                                                  15
      W Holding Co., Inc.  2,100                                             49
      W.P. Carey & Co. LLC  1,600                                            52
      Waddell & Reed Financial, Inc., Class A  4,750                        105
      Washington Federal, Inc.  4,064                                       107
      Washington Mutual, Inc.  66,078                                     2,891
      Waypoint Financial Corp.  1,651                                        34
      Webster Financial Corp.  3,012                                        135
    o Wellsford Real Properties, Inc.  1,400                                 25
      Wesco Financial Corp.  200                                             66
      Westwood Holdings Group, Inc.  285                                      5
    o WFS Financial, Inc.  4,100                                            179
      White Mountains Insurance Group, Inc.  200                             85
      Willow Grove Bancorp, Inc.  1,596                                      27
    o World Acceptance Corp.  2,500                                          45

                                                                         ------
                                                                         76,212

      NON-DURABLES & ENTERTAINMENT 1.4%
      --------------------------------------------------------------------------
    o The 3DO Co.  262                                                       --
    o A.T. Cross Co., Class A  2,400                                         15
      Action Performance Cos., Inc.  1,100                                   23
    o Activision, Inc.  4,950                                                75
    o AFC Enterprises, Inc.  1,000                                           17
    o American Greetings Corp., Class A  8,500                              181
      Applebee's International, Inc.  2,775                                 104
      Bob Evans Farms, Inc.  2,200                                           65
      Boyd Gaming Corp.  2,800                                               43
    o Boyds Collection Ltd.  2,200                                           11
    o Brinker International, Inc.  6,900                                    220
    o Buca, Inc.  1,100                                                       6
      CBRL Group, Inc.  3,300                                               128
    o CEC Entertainment, Inc.  1,350                                         66
    o Centillium Communications, Inc.  1,000                                  5
    o Championship Auto Racing Teams, Inc.  1,000                            --
    o The Cheesecake Factory  1,925                                          77
      Churchill Downs, Inc.  900                                             35
    o CKE Restaurants, Inc.  1,800                                           13
      Darden Restaurants, Inc.  10,800                                      226
    o Dave and Buster's, Inc.  1,700                                         22
    o Department 56, Inc.  3,300                                             46
      Dover Motorsports, Inc.  1,400                                          5
    o Drew Industries, Inc.  2,500                                           63
    o Electronic Arts, Inc.  10,100                                       1,000
    o Electronics Boutique Holdings Corp.  1,300                             37
    o Enesco Group, Inc.  1,100                                              11
    o Equity Marketing, Inc.  500                                             7
      The First Years, Inc.  4,000                                           57
      Fortune Brands, Inc.  17,700                                        1,153
    o Fossil, Inc.  1,975                                                    53
    o Garden Fresh Restaurant Corp.  1,700                                   27
      Handleman Co.  6,600                                                  117
      Hasbro, Inc.  12,000                                                  262
    o Hibbet Sporting Goods, Inc.  1,575                                     43
    o Hollywood Media Corp.  1,100                                            2
      IHOP Corp.  500                                                        19
      International Game Technology  23,600                                 773
      International Speedway Corp., Class A  3,245                          138
    o Isle of Capri Casinos, Inc.  9,400                                    196
    o Jack in the Box, Inc.  1,700                                           31
    o Krispy Kreme Doughnuts, Inc.  2,100                                    91
      Lancaster Colony Corp.  3,400                                         135


                                                        See financial notes. 109

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Landry's Restaurants, Inc.  1,800                                      45
      Lone Star Steakhouse & Saloon, Inc.  4,400                             96
    o Luby's, Inc. 1,400                                                      4
    o Marvel Enterprises, Inc.  7,800                                       230
      Mattel, Inc.  31,300                                                  606
      McDonald's Corp.  91,800                                            2,296
    o Midway Games, Inc.  2,100                                               6
      Movado Group, Inc.  3,700                                              89
    o O'Charleys, Inc.  400                                                   7
    o On Command Corp.  1,500                                                 3
      Oneida Ltd.  700                                                        3
      Outback Steakhouse, Inc.  4,500                                       189
    o P.F. Chang's China Bistro, Inc.  800                                   39
    o Panera Bread Co., Class A  800                                         32
    o Papa John's International, Inc.  1,700                                 45
    o Peco II, Inc.  1,200                                                    1
    o Penn National Gaming, Inc.  1,900                                      45
    o Rare Hospitality International Inc.  825                               20
    o RC2 Corp.  2,200                                                       47
      Regis Corp.  3,900                                                    148
      Riviana Foods, Inc.  1,200                                             33
      Ruby Tuesday, Inc.  3,100                                              85
      Russ Berrie & Co., Inc.  1,000                                         36
    o Ryan's Family Steak Houses, Inc.  2,250                                31
    o SCP Pool Corp.  1,275                                                  45
    o Service Corp. International  20,100                                    98
    o Smith & Wollensky Restaurant Group, Inc.  900                           5
    o Sonic Corp.  1,875                                                     52
    o Sotheby's Holdings, Inc., Class A  2,800                               30
    o Starbucks Corp.  28,300                                               894
    o The Steak N Shake Co.  1,580                                           27
    o Stewart Enterprises, Inc., Class A  4,200                              17
    o Student Advantage, Inc.  19                                            --
    o Take-Two Interactive Software, Inc.  8,000                            316
      The Topps Co., Inc.  1,700                                             17
    o Trans World Entertainment Corp.  1,500                                 10
      Triarc Cos., Inc., Class B  1,400                                      15
      Triarc Cos., Inc.  700                                                  7
      Tupperware Corp.  2,300                                                35
      Wendy's International, Inc.  7,300                                    270
      World Wrestling Entertainment, Inc.  900                               10
    o Yum! Brands, Inc.  21,500                                             734
                                                                         ------
                                                                         12,316

      NON-FERROUS METALS 0.4%
      --------------------------------------------------------------------------
    o A.M. Castle & Co.  1,500                                                8
      Alcoa, Inc.  58,464                                                 1,846
    o Brush Engineered Materials, Inc.  1,100                                14
    o Century Aluminum Co.  600                                              10
      Commercial Metals Co.  1,000                                           25
      Commonwealth Industries, Inc. 1,300                                     9
    o Encore Wire Corp.  500                                                  8
      Engelhard Corp.  9,300                                                266
      Freeport-McMoran Copper & Gold, Inc., Class B  16,000                 620
    o Imco Recycling, Inc.  2,400                                            18
    o Kaiser Aluminum Corp.  2,000                                           --
      Minerals Technologies, Inc.  3,100                                    170
    o Mueller Industries, Inc.  1,700                                        54
    o Phelps Dodge Corp.  7,330                                             452
      Reliance Steel & Aluminum Co.  1,250                                   36
    o RTI International Metals, Inc.  4,000                                  48
      Southern Peru Copper Corp.  1,500                                      43
    o Stillwater Mining Co.  1,133                                            8
    o Titanium Metals Corp.  180                                              6
    o Wolverine Tube, Inc.  1,000                                             5
                                                                          -----
                                                                          3,646

      OIL: DOMESTIC 1.1%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  6,400                                             330
      Ashland, Inc.  4,000                                                  149
    o CAL Dive International, Inc.  1,500                                    31
      Chesapeake Energy Corp.  6,600                                         79
    o Comstock Resources, Inc.  4,500                                        67
      ConocoPhillips  47,598                                              2,720
      Consol Energy, Inc.  5,800                                            126
      Crosstex Energy L.P.  1,000                                            42
      Diamond Offshore Drilling, Inc.  9,300                                172
    o Enbridge Energy Management LLC  1,064                                  48
    o Encore Acquisition Co.  1,500                                          35
    o Energy Partners Ltd.  1,700                                            20
      Frontier Oil Corp.  3,600                                              58


110 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Global Industries Ltd.  4,400                                          20
    o Gulf Island Fabrication, Inc.  2,800                                   42
    o Gulfmark Offshore, Inc.  1,600                                         22
    o Harvest Natural Resources, Inc.  6,000                                 41
      Holly Corp.  2,000                                                     50
    o Houston Exploration Co.  5,400                                        189
      Kaneb Services LLC  1,466                                              41
      Kerr-McGee Corp.  10,519                                              437
      Magellan Midstream Partners  1,200                                     58
    o Magnum Hunter Resources, Inc.  1,750                                   15
      Marathon Oil Corp.  23,000                                            680
      Markwest Energy Partners L.P.  500                                     19
    o Meridian Resource Corp.  3,100                                         12
      Murphy Oil Corp.  6,000                                               354
    o Nabors Industries Ltd.  9,317                                         352
    o National-Oilwell, Inc.  5,569                                         106
    o Newfield Exploration Co.  3,700                                       147
    o Nuevo Energy Co.  2,300                                                45
    o OYO Geospace Corp.  300                                                 4
      Pacific Energy Partners L.P.  1,000                                    26
      Patina Oil & Gas Corp.  3,125                                         132
    o Patterson-UTI Energy, Inc.  6,600                                     189
    o Pioneer Natural Resources Co.  8,400                                  222
    o Plains Exploration & Production Co.  2,520                             34
      Pogo Producing Co.  6,300                                             263
    o Premcor, Inc.  2,600                                                   61
    o Pride International, Inc.  5,200                                       85
    o Quicksilver Resource, Inc.  1,400                                      36
    o Remington Oil & Gas Corp.  1,400                                       25
    o Spinnaker Exploration Co.  900                                         23
      St. Mary Land & Exploration Co.  3,700                                 97
    o Stone Energy Corp.  976                                                35
      Sunoco Logistics Partners L.P.  2,000                                  68
      Sunoco, Inc.  5,500                                                   241
    o Superior Energy Services, Inc.  4,900                                  44
    o Syntroleum Corp.  4,000                                                16
      TEPPCO Partners L.P.  4,000                                           151
    o Tesoro Petroleum Corp.  4,800                                          55
    o Transmontaigne, Inc.  1,600                                             9
    o Transocean, Inc.  22,731                                              436
    o Ultra Petroleum Corp.  6,500                                          119
    o Universal Compression Holdings, Inc.  400                               9
      Unocal Corp. 20,007                                                   634
      Valero L.P. 1,600                                                      73
    o Varco International, Inc.  7,140                                      126
      Vintage Petroleum, Inc.  10,500                                       121
    o Westport Resources Corp.  5,725                                       137
      XTO Energy, Inc.  13,566                                              321
                                                                         ------
                                                                         10,299

      OIL: INTERNATIONAL 2.6%
      --------------------------------------------------------------------------
    o ATP Oil & Gas Corp.  1,600                                              8
      ChevronTexaco Corp.  78,317                                         5,819
 =(5) Exxon Mobil Corp.  479,816                                         17,552
      GlobalSantaFe Corp.  16,655                                           375
                                                                         ------
                                                                         23,754

      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
    o APA Optics, Inc.  1,000                                                 3
    o August Technology Corp.  1,300                                         25
    o BMC Industries, Inc.  2,100                                            --
    o Corning, Inc.  96,307                                               1,057
      CPI Corp.  400                                                          8
    o Drexler Technology Corp.  1,000                                        15
      Eastman Kodak Co.  26,000                                             635
    o Fischer Imaging Corp.  500                                              2
      Imation Corp.  2,000                                                   68
    o Ingram Micro, Inc., Class A  10,400                                   154
    o Lexar Media, Inc.  5,400                                              124
    o Meade Instruments Corp.  800                                            3
    o Photronics, Inc.  1,400                                                30
    o Polaroid Corp.  3,800                                                  --
    o StockerYale, Inc.  500                                                  1
    o Zomax, Inc.  2,000                                                     12
    o Zygo Corp.  500                                                         8
                                                                          -----
                                                                          2,145

      PAPER & FOREST PRODUCTS 0.7%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  2,800                                             79
      Bowater, Inc. 2,300                                                    94
    o Buckeye Technologies, Inc.  1,200                                      11
      Chesapeake Corp.  1,000                                                24
      CSS Industries, Inc.  900                                              24
      Deltic Timber Corp.  700                                               20
      Georgia-Pacific Corp.  44,365                                       1,166


                                                        See financial notes. 111

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      International Paper Co.  35,304                                     1,389
    o Kadant, Inc.  1                                                        --
      Kimberly-Clark Corp.  35,139                                        1,856
    o Louisiana-Pacific Corp.  4,800                                         91
      MeadWestvaco Corp.  8,674                                             225
    o Packaging Corp. of America  6,000                                     118
      Potlatch Corp.  13,400                                                419
      Rayonier, Inc.  1,500                                                  63
      Rock-Tennessee Co., Class A  2,000                                     32
    o Smurfit-Stone Container Corp.  10,900                                 169
      Temple-Inland, Inc.  1,900                                            103
      Wausau-Mosinee Paper Corp.  4,700                                      58
      Weyerhaeuser Co.  11,250                                              678
                                                                          -----
                                                                          6,619
      PRODUCER GOODS & MANUFACTURING 4.5%
      --------------------------------------------------------------------------
    o Aaon, Inc.  1,575                                                      29
    o Actuant Corp., Class A  2,840                                          92
    o Advanced Energy Industries, Inc.  3,900                                89
    o Aeroflex, Inc.  5,400                                                  50
    o AGCO Corp.  3,762                                                      68
      Alamo Group, Inc.  500                                                  7
      Albany International Corp., Class A  3,918                            121
    o American Standard Cos., Inc.  4,800                                   459
      Ametek, Inc.  2,100                                                    99
      Applied Industrial Technologies, Inc.  2,900                           65
      Aptargroup, Inc.  2,200                                                79
    o Astec Industries, Inc.  500                                             6
      Avery Dennison Corp.  7,200                                           379
    o AZZ, Inc.  700                                                          9
      Baldor Electric Co.  3,800                                             81
      Barnes Group, Inc.  700                                                20
    o BE Aerospace, Inc.  1,100                                               6
      BHA Group Holdings, Inc.  1,500                                        35
    o Blount International, Inc.  1,200                                       6
      Blyth, Inc.  2,300                                                     64
      Briggs & Stratton Corp.  3,000                                        195
      Butler Manufacturing Co.  1,200                                        21
    o Cantel Medical Corp.  1,381                                            20
    o Capstone Turbine Corp.  2,600                                           5
      Caterpillar, Inc.  26,200                                           1,920
      CIRCOR International, Inc.  1,250                                      26
      Clarcor, Inc.  1,700                                                   69
      Cognex Corp.  2,900                                                    78
    o Columbus McKinnon Corp.  2,400                                         13
      Cooper Industries Ltd., Class A  7,200                                381
    o Cuno, Inc.  1,300                                                      52
      Curtiss-Wright Corp.  400                                              30
    o CyberCare, Inc.  900                                                   --
    o Daisytek International Corp.  1,700                                    --
      Deere & Co.  16,200                                                   982
    o DiamondCluster International, Inc., Class A  1,000                      9
      Dover Corp.  14,200                                                   554
    o DT Industries, Inc.  1,200                                              1
    o Duratek, Inc.  1,500                                                   14
      Emerson Electric Co.  29,500                                        1,674
    o Evergreen Solar, Inc.  1,000                                            3
    o The Fairchild Corp., Class A  3,100                                    15
      Fastenal Co.  3,600                                                   160
      Federal Signal Corp.  2,800                                            41
    o Fisher Scientific International, Inc.  4,900                          197
    o Flowserve Corp.  3,900                                                 80
    o FMC Corp.  3,100                                                       87
    o Foster Wheeler Ltd.  2,500                                              3
      Franklin Electric Co., Inc.  1,900                                    116
    o Gardner Denver, Inc.  2,700                                            56
= (1) General Electric Co.  714,566                                      20,730
      The Gorman-Rupp Co.  800                                               19
      Graco, Inc.  4,675                                                    178
    o GrafTech International Ltd.  2,100                                     22
      Hardinge, Inc.  1,800                                                  17
      Harsco Corp.  3,100                                                   119
      Helix Technology Corp.  1,100                                          20
      Herman Miller, Inc.  5,700                                            131
    o Hexcel Corp.  2,000                                                    14
      HON Industries, Inc.  4,000                                           164
      Honeywell International, Inc.  60,962                               1,866
      Hubbell, Inc., Class B  3,800                                         163
      Hughes Supply, Inc.  1,300                                             50
    o Ibis Technology Corp.  800                                              9
      IDEX Corp.  2,100                                                      78
      Illinois Tool Works, Inc.  22,850                                   1,681
      Ingersoll-Rand Co., Class A  11,200                                   676


112 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Ionics, Inc.  400                                                      11
    o Jacuzzi Brands, Inc.  2,000                                            14
    o Jarden Corp.  1,100                                                    45
      JLG Industries, Inc.  1,800                                            21
      Johnson Controls, Inc.  6,000                                         645
    o Juno Lighting, Inc.  1,429                                             27
      Kaydon Corp.  3,300                                                    78
      Kennametal, Inc.  1,500                                                55
      Knape & Vogt Manufacturing Co.  2,200                                  26
    o Kos Pharmaceuticals, Inc.  700                                         28
    o Ladish Co., Inc.  1,300                                                10
      Lawson Products, Inc.  2,000                                           60
      Lennox International, Inc.  5,271                                      87
      Libbey, Inc.  1,500                                                    40
      Lincoln Electric Holdings, Inc.  3,900                                 95
    o Lone Star Technologies, Inc.  1,700                                    24
    o Magnetek, Inc.  1,500                                                   9
      Manitowoc Co., Inc. 1,300                                              28
    o Material Sciences Corp. 4,000                                          38
      Matthews International Corp., Class A  1,900                           51
    o Maverick Tube Corp.  1,000                                             17
    o Merix Corp.  1,200                                                     21
    o Micrel, Inc.  3,600                                                    59
    o Middleby Corp.  3,500                                                  91
      Milacron, Inc.  2,300                                                   5
    o Millipore Corp.  2,600                                                114
    o Modtech Holdings, Inc.  1,000                                           8
    o Moog, Inc., Class A  2,350                                            100
      MSC Industrial Direct Co., Class A  4,300                             102
      NACCO Industries, Inc., Class A  1,300                                102
    o NATCO Group, Inc., Class A  1,200                                       8
      NN, Inc.  1,800                                                        22
      Nordson Corp.  4,000                                                  111
    o Oceaneering International, Inc.  1,300                                 30
      Pall Corp. 8,400                                                      197
    o Park-Ohio Holdings Corp.  2,600                                        23
      Parker Hannifin Corp.  8,500                                          433
      Penn Engineering & Manufacturing Corp.  1,000                          18
      Pentair, Inc.  3,500                                                  144
    o Plug Power, Inc.  2,248                                                14
    o Possis Medical, Inc.  1,100                                            18
      Precision Castparts Corp.  4,300                                      177
    o Presstek, Inc.  1,100                                                   8
    o Proton Energy Systems, Inc.  1,400                                      4
      Regal Beloit  1,200                                                    24
    o Research Frontiers, Inc.  800                                           8
      Robbins & Myers, Inc.  1,400                                           30
    o ROHN Industries, Inc.  1,800                                           --
      Roper Industries, Inc.  1,500                                          74
    o Safeguard Scientifics, Inc.  3,300                                     13
      Sauer-Danfoss, Inc.  2,300                                             33
    o Sequa Corp., Class A  2,800                                           134
    o The Shaw Group, Inc.  2,000                                            27
      Snap-On, Inc.  4,000                                                  117
    o SPS Technologies, Inc.  1,200                                          59
    o SPX Corp.  8,610                                                      414
      Standex International Corp.  3,000                                     76
      Steelcase, Inc., Class A  3,500                                        41
      Stewart & Stevenson Services, Inc.  1,000                              17
    o Strattec Security Corp.  1,500                                         80
      Tecumseh Products Co., Class A  700                                    29
      Teleflex, Inc.  1,800                                                  83
      Tennant Co.  2,100                                                     83
    o Tenneco Automotive, Inc.  1,980                                        12
    o Terex Corp.  1,200                                                     27
      The Timken Co.  7,300                                                 122
      Trinity Industries, Inc.  1,100                                        28
    o Triumph Group, Inc.  1,200                                             39
    o Ultratech Stepper, Inc.  1,300                                         41
      Valhi, Inc.  8,600                                                    108
      Valmont Industries, Inc.  2,400                                        50
      W.W. Grainger, Inc.  7,300                                            334
      Watsco, Inc.  3,400                                                    73
      Watts Water Technologies, Inc., Class A  1,500                         27
      Woodward Governor Co.  500                                             23
      X-Rite, Inc.  2,000                                                    22
      York International Corp.  3,800                                       151
                                                                         ------
                                                                         40,120

      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
      Alexander & Baldwin, Inc.  5,600                                      174
      Burlington Northern Santa Fe Corp.  27,800                            804


                                                        See financial notes. 113

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CSX Corp.  14,600                                                     465
      Florida East Coast Industries, Class A  3,600                         107
      GATX Corp.  4,000                                                      90
    o Greenbrier Cos., Inc.  1,600                                           20
    o Kansas City Southern Railway  2,550                                    34
      Maritrans, Inc.  2,500                                                 39
      Norfolk Southern Corp.  26,400                                        532
    o OMI Corp.  4,000                                                       27
      Overseas Shipholding Group  1,200                                      33
    o SCS Transportation, Inc.  1,600                                        24
      Union Pacific Corp.  19,500                                         1,221
      Wabtec Corp.  2,828                                                    43
                                                                          -----
                                                                          3,613
      REAL PROPERTY 1.7%
      --------------------------------------------------------------------------
    o Alexander's, Inc. 700                                                  75
      Alexandria Real Estate Equities, Inc.  2,500                          127
      AMB Property Corp. 4,800                                              144
      American Land Lease, Inc.  1,700                                       31
      American Mortgage Acceptance Co.  1,500                                25
    o American Real Estate Partners L.P.  2,300                              27
    o American Realty Investors, Inc.  1,037                                 11
    o American Retirement Corp.  700                                          2
      AMLI Residential Properties  1,000                                     25
      Annaly Mortgage Management, Inc.  6,900                               113
      Anthracite Capital, Inc.  4,900                                        50
      Anworth Mortgage Asset Corp.  1,000                                    14
      Apartment Investment & Management Co., Class A 7,400                  303
      Archstone-Smith Trust  15,285                                         408
      Arden Realty, Inc.  5,500                                             154
      AvalonBay Communities, Inc.  6,100                                    279
    o Avatar Holdings, Inc.  700                                             23
      Bedford Property Investors, Inc.  2,900                                76
      Boston Properties, Inc.  7,400                                        327
      Brandywine Realty Trust  3,000                                         76
      BRE Properties, Class A  2,500                                         81
      Burnham Pacific Properties, Inc.  2,400                                 1
      Camden Property Trust  2,300                                           91
      Capital Automotive Real Estate Investment Trust  3,300                103
      Capstead Mortgage Corp.  2,240                                         30
      CarrAmerica Realty Corp.  2,900                                        87
      Catellus Development Corp.  6,600                                     147
      CBL & Associates Properties, Inc.  2,200                              117
      Centerpoint Properties Trust  1,800                                   122
      Chelsea Property Group, Inc.  4,000                                   197
      Colonial Properties Trust  2,500                                       92
      Commercial Net Lease Realty  3,320                                     57
      Cornerstone Realty Income Trust, Inc.  2,200                           18
      Corporate Office Properties Trust SBI  3,500                           68
      Correctional Properties Trust  1,600                                   43
      Cousins Properties, Inc.  2,700                                        78
      Crescent Real Estate Equity Co.  7,400                                114
      Developers Diversified Realty Corp.  5,112                            148
      Duke Realty Corp.  10,490                                             307
      EastGroup Properties, Inc.  900                                        26
      Entertainment Properties Trust  2,700                                  87
      Equity Inns, Inc.  2,700                                               23
      Equity Office Properties Trust  27,738                                777
      Equity One, Inc.  6,600                                               111
      Equity Residential  18,700                                            547
      Essex Property Trust, Inc.  2,600                                     156
      Federal Realty Investment Trust  2,700                                102
      FelCor Lodging Trust, Inc.  3,200                                      33
      First Industrial Realty Trust  2,600                                   84
      Forest City Enterprises, Inc., Class A  2,700                         120
      Gables Residential Trust  3,500                                       113
      General Growth Properties, Inc.  5,200                                398
      Getty Realty Corp.  2,000                                              49
      Glenborough Realty Trust, Inc.  2,900                                  57
      Glimcher Realty Trust  3,800                                           80
      Great Lakes Real Estate Investment Trust  1,000                        16
      Health Care Property Investors, Inc.  5,324                           248
      Health Care Real Estate Investment Trust, Inc.  2,700                  90
      Healthcare Realty Trust, Inc.  2,400                                   81
      Heritage Property Investment Trust  2,000                              56
      Highwoods Properties, Inc.  3,100                                      77
      Home Properties of NY, Inc.  2,500                                     96
    o Homestore, Inc.  4,200                                                 15
      Hospitality Properties Trust  3,500                                   128
    o Host Marriott Corp.  20,400                                           213
      HRPT Properties Trust  7,100                                           66


114 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      IMPAC Mortgage Holdings, Inc.  4,800                                   72
      Innkeepers USA Trust  1,500                                            13
      iStar Financial, Inc.  6,890                                          262
    o Jones Lang LaSalle, Inc.  2,300                                        44
      Keystone Property Trust  1,300                                         26
      Kilroy Realty Corp.  2,300                                             66
      Kimco Realty Corp.  6,850                                             285
      Koger Equity, Inc.  2,700                                              52
      Kramont Realty Trust  1,400                                            24
      LaSalle Hotel Properties  1,000                                        17
      Lexington Corp. Properties Trust  3,000                                58
      Liberty Property Trust  5,300                                         193
      LNR Property Corp.  1,200                                              49
      LTC Properties, Inc.  2,800                                            33
      The Macerich Co.  2,700                                               109
      Mack-Cali Realty Corp.  3,400                                         128
      Maguire Properties, Inc.  3,000                                        65
      Manufactured Home Communities, Inc.  3,000                            114
    o Meristar Hospitality Corp.  2,200                                      15
      MI Developments, Inc.  229                                              6
      Mid-America Apartment Communities, Inc.  2,500                         78
      The Mills Corp.  2,400                                                 98
      National Health Investors, Inc.  3,100                                 66
      National Health Realty, Inc.  2,300                                    39
      Nationwide Health Properties, Inc.  5,100                              93
      New Plan Excel Realty Trust  6,000                                    136
      Newhall Land & Farming Co. L.P.  2,500                                100
      Novastar Financial, Inc.  1,000                                        74
      Omega Healthcare Investors, Inc.  2,784                                21
      Pan Pacific Retail Properties, Inc.  2,201                             98
      Parkway Properties, Inc.  500                                          22
      Plum Creek Timber Co., Inc.  12,547                                   331
      Post Properties, Inc.  2,200                                           58
      Prentiss Properties Trust  2,700                                       82
    o Price Legacy Corp.  242                                                 1
      ProLogis  12,574                                                      371
      PS Business Parks, Inc.  500                                           19
      Public Storage, Inc.  8,400                                           336
      RAIT Investment Trust  3,300                                           77
      Ramco-Gershenson Properties  1,400                                     34
      Realty Income Corp.  2,300                                             91
      Reckson Associates Realty Corp.  2,800                                 62
      Redwood Trust, Inc.  2,500                                            124
      Regency Centers Corp.  3,200                                          119
      The Rouse Co.  5,400                                                  232
      Saul Centers, Inc.  2,100                                              57
      Senior Housing Properties Trust  4,950                                 74
      Shelbourne Properties I, Inc.  500                                      9
      Shelbourne Properties III, Inc.  500                                    8
      Shurgard Storage Centers, Inc., Class A  3,000                        109
      Simon Property Group, Inc.  14,900                                    672
      SL Green Realty Corp.  1,700                                           61
      Sovran Self Storage, Inc.  800                                         27
      The St. Joe Co.  5,300                                                175
      Summit Properties, Inc.  3,300                                         74
      Sun Communities, Inc.  500                                             18
      Tanger Factory Outlet Centers  800                                     32
      Taubman Centers, Inc.  4,100                                           83
      Thornburg Mortgage, Inc.  5,300                                       144
      The Town & Country Trust  1,000                                        23
    o Trammell Crow Co.  1,300                                               18
      Trizec Properties, Inc.  10,200                                       136
      United Dominion Realty Trust, Inc.  9,400                             164
      Universal Health Realty Income  900                                    25
      Urstadt Biddle Properties, Inc.  500                                    7
      Urstadt Biddle Properties, Inc., Class A  1,000                        14
      US Restaurant Properties, Inc.  1,000                                  16
      Ventas, Inc.  5,800                                                   108
      Vornado Realty Trust  8,000                                           404
      Washington Real Estate Investment Trust  3,100                         92
      Weingarten Realty Investment  3,650                                   158
                                                                         ------
                                                                         15,141
      RETAIL 6.8%
      --------------------------------------------------------------------------
    o 1-800-Flowers.com, Inc., Class A  3,700                                39
    o 99 Cents Only Stores  3,066                                            91
    o A.C. Moore Arts & Crafts, Inc.  1,400                                  32
    o Abercrombie & Fitch Co., Class A  8,300                               237
    o Advance Auto Parts, Inc.  1,680                                       131
      Albertson's, Inc.  25,468                                             517
    o Alloy, Inc.  3,100                                                     14


                                                        See financial notes. 115

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Amazon.com, Inc.  28,700                                            1,562
    o American Eagle Outfitters, Inc.  5,050                                 81
    o AnnTaylor Stores Corp.  6,550                                         234
      Arden Group, Inc., Class A  600                                        42
    o Asbury Automotive Group, Inc.  1,600                                   27
    o Autonation, Inc.  21,600                                              404
    o AutoZone, Inc.  8,900                                                 855
    o Barnes & Noble, Inc.  7,400                                           221
    o Bed, Bath & Beyond, Inc.  21,200                                      895
    o Best Buy Co., Inc.  23,650                                          1,379
    o Big Lots, Inc.  11,100                                                167
    o BJ's Wholesale Club, Inc.  6,100                                      157
      Blair Corp.  1,500                                                     34
    o Borders Group, Inc.  9,000                                            204
    o Brightpoint, Inc.  1,650                                               47
    o Brookstone, Inc.  4,950                                               101
      Burlington Coat Factory Warehouse Corp.  2,500                         54
    o Carmax, Inc.  3,923                                                   124
      Casey's General Stores, Inc.  2,600                                    40
      The Cato Corp., Class A  1,200                                         25
    o Central Garden & Pet Co.  1,600                                        44
    o Charming Shoppes, Inc.  3,700                                          24
    o Chico's FAS, Inc.  3,150                                              118
    o The Children's Place Retail Stores, Inc.  1,800                        54
      Christopher & Banks Corp.  2,650                                       77
      Circuit City Stores, Inc.  12,500                                     119
      Claire's Stores, Inc.  8,000                                          310
    o Coldwater Creek, Inc.  1,575                                           20
    o Cole National Corp.  1,300                                             29
    o Cost Plus, Inc.  700                                                   32
    o Costco Wholesale Corp.  30,600                                      1,082
      CVS Corp.  28,000                                                     985
      DEB Shops, Inc.  1,600                                                 31
      Dillards, Inc., Class A  6,000                                         97
      Dollar General Corp.  25,275                                          568
    o Dollar Tree Stores, Inc.  5,150                                       197
    o The Dress Barn, Inc.  5,500                                            77
    o Duane Reade, Inc.  700                                                 10
    o Duckwall-ALCO Stores, Inc.  1,800                                      27
      Family Dollar Stores, Inc.  7,700                                     336
      Federated Department Stores, Inc.  22,400                           1,065
    o The Finish Line, Class A  1,800                                        55
      Foot Locker, Inc.  14,100                                             252
    o Footstar, Inc.  600                                                     4
      Fred's, Inc.  3,262                                                   123
      Friedman's, Inc., Class A  1,500                                       18
    o FTD, Inc., Class A  1,500                                              37
    o GameStop Corp., Class A  500                                            8
      The Gap, Inc.  65,900                                               1,257
    o Genesco, Inc.  1,300                                                   22
    o Great Atlantic & Pacific Tea Co.  2,200                                14
    o Guitar Center, Inc.  1,700                                             55
    o The Gymboree Corp.  3,100                                              51
      Home Depot, Inc.  163,000                                           6,042
    o HOT Topic, Inc.  6,300                                                181
    o Insight Enterprises, Inc.  2,150                                       36
      J.C. Penney Co., Inc. Holding Co.  20,100                             475
    o Jo-Ann Stores, Inc., Class A  3,300                                    99
    o Kirkland's, Inc.  1,000                                                22
    o Kohl's Corp.  19,300                                                1,082
    o Kroger Co.  53,300                                                    932
      Limited Brands, Inc.  39,144                                          689
    o Linens `N Things, Inc.  4,800                                         142
      Longs Drug Stores Corp.  1,800                                         40
      Lowe's Cos., Inc.  56,200                                           3,312
      The May Department Stores Co.  13,500                                 377
    o The Men's Wearhouse, Inc.  2,400                                       71
      Michaels Stores, Inc.  4,900                                          233
    o The Neiman Marcus Group, Inc., Class A  2,700                         128
    o Nobel Learning Communities, Inc.  500                                   3
      Nordstrom, Inc.  10,300                                               314
    o O'Reilly Automotive, Inc.  2,200                                       95
    o Office Depot, Inc.  21,000                                            314
    o OfficeMax, Inc.  6,700                                                 64
    o Pacific Sunwear of California  9,975                                  230
    o Party City Corp.  1,300                                                18
    o Pathmark Stores, Inc.  1,400                                           10
    o Payless Shoesource, Inc.  2,406                                        32
    o PC Connection, Inc.  3,000                                             31
      Pep Boys-Manny, Moe & Jack  2,500                                      48
      PETsMART, Inc.  7,600                                                 195
      Pier 1 Imports, Inc.  3,900                                            90
    o Pricesmart, Inc.  200                                                   2


116 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      RadioShack Corp.  11,600                                              348
    o Rent-A-Center, Inc.  5,250                                            164
    o Retail Ventures, Inc.  700                                              4
    o Rite Aid Corp.  34,900                                                200
      Ross Stores, Inc.  4,200                                              210
      Ruddick Corp.  3,100                                                   49
    o Safeway, Inc.  30,900                                                 652
    o Saks, Inc.  16,900                                                    235
    o School Specialty, Inc.  1,600                                          45
      Sears, Roebuck & Co.  21,200                                        1,116
    o Shoe Carnival, Inc.  1,200                                             21
    o ShopKo Stores, Inc.  8,900                                            138
    o Spiegel, Inc., Class A  5,000                                           1
    o Staples, Inc.  34,700                                                 931
      Talbots, Inc.  5,700                                                  187
      Target Corp.  64,600                                                2,567
      Tiffany & Co.  6,500                                                  308
      TJX Cos., Inc.  35,400                                                743
    o Too, Inc.  1,742                                                       29
    o Toys `R' Us, Inc.  15,300                                             199
    o Tractor Supply Co.  1,500                                              63
    o Tuesday Morning Corp.  2,500                                           80
      Unifirst Corp.  3,900                                                 103
    o United Stationers, Inc.  2,900                                        108
    o Urban Outfitters, Inc.  3,200                                         107
 =(3) Wal-Mart Stores, Inc.  317,100                                     18,693
      Walgreen Co.  73,900                                                2,573
      Weis Markets, Inc.  1,700                                              62
    o West Marine, Inc.  1,100                                               24
    o The Wet Seal, Inc., Class A  3,075                                     34
    o Whitehall Jewellers, Inc.  1,800                                       22
    o Whole Foods Market, Inc.  3,600                                       213
    o Williams-Sonoma, Inc.  9,200                                          325
    o Winmark Corp.  1,200                                                   22
      Winn-Dixie Stores, Inc.  16,800                                       136
    o Zale Corp.  1,260                                                      65
                                                                         ------
                                                                         60,996

      STEEL 0.1%
      --------------------------------------------------------------------------
    o AK Steel Holding Corp.  4,027                                          10
      Allegheny Technologies, Inc.  3,650                                    28
      Ampco-Pittsburgh Corp.  2,800                                          34
      Intermet Corp.  4,100                                                  18
      Nucor Corp. 3,000                                                     164
      Quanex Corp. 2,500                                                    100
      Roanoke Electric Steel Corp.  800                                       8
      Ryerson Tull, Inc.  1,600                                              13
      Schnitzer Steel Industries, Inc., Class A 1,100                        41
    o Steel Dynamics, Inc.  1,700                                            32
      Steel Technologies, Inc.  700                                          11
      United States Steel Corp.  7,400                                      175
      Worthington Industries, Inc.  4,700                                    69
                                                                            ---
                                                                            703

      TELEPHONE 3.2%
      --------------------------------------------------------------------------
      Adtran, Inc.  3,500                                                   238
    o Alaska Communications Systems Group, Inc.  2,700                       13
      Alltel Corp.  23,935                                                1,131
      Applied Signal Technology, Inc.  2,100                                 43
      AT&T Corp.  58,947                                                  1,096
    o AT&T Wireless Services, Inc.  192,734                               1,397
      Atlantic Tele-Network, Inc.  1,300                                     33
    o Avaya, Inc.  30,385                                                   393
      BellSouth Corp.  134,450                                            3,537
    o Centennial Communications Corp.  3,500                                 21
      CenturyTel, Inc.  10,500                                              375
    o Cincinnati Bell, Inc.  18,568                                          95
    o Citizens Communications Co.  22,400                                   279
    o Commonwealth Telephone Enterprises, Inc.  9,400                       383
    o Computer Access Technology Corp.  800                                   3
    o Copper Mountain Networks, Inc.  200                                     2
    o Covad Communications Group, Inc.  7,000                                31
    o Crown Castle International Corp.  20,900                              265
    o CTC Communications Group, Inc.  1,550                                  --
      D&E Communications, Inc.  2,000                                        28
    o Ditech Communications Corp.  1,600                                     17
    o Equinix, Inc.  65                                                       1
    o Extreme Networks, Inc.  4,500                                          39
    o Finisar Corp.  7,900                                                   25
    o Goamerica, Inc.  1,800                                                  1
      Hickory Tech Corp.  1,100                                              13
    o ID Systems, Inc.  500                                                   5
    o Inet Technologies, Inc.  2,200                                         30
      Inter-Tel, Inc.  6,000                                                151


                                                        See financial notes. 117

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Interdigital Communications Corp.  2,000                               34
    o ITC Deltacom, Inc.  13                                                 --
    o ITXC Corp.  1,600                                                       6
    o j2 Global Communications, Inc.  2,000                                  57
    o Level 3 Communications, Inc.  28,000                                  151
    o Liberty Media Corp., Class A  176,077                               1,777
    o McLeodUSA, Inc., Class A Escrow  21,892                                --
    o Mpower Holding Corp.  27                                               --
    o Net2Phone, Inc.  1,600                                                  9
    o Network Plus Corp.  2,000                                              --
    o Nextel Communications, Inc., Class A  74,600                        1,805
    o Nextel Partners, Inc., Class A  6,700                                  81
      North Pittsburgh Systems, Inc.  3,500                                  64
    o Novatel Wireless, Inc.  160                                             1
    o NTL, Inc.  3,500                                                      216
      NWH, Inc.  1,000                                                       19
    o Occam Networks, Inc.  1,900                                            --
    o OmniSky Corp.  2,900                                                   --
    o Pegasus Communications Corp.  3,160                                    58
    o PentaStar Communications, Inc.  600                                    --
    o Price Communications Corp.  3,855                                      48
    o Qwest Communications International, Inc.  118,337                     418
    o RCN Corp.  2,300                                                        3
      SBC Communications, Inc.  240,712                                   5,772
    o Sonus Networks, Inc.  15,400                                          126
      Sprint Corp. (FON Group)  72,700                                    1,163
    o Sprint Corp. (PCS Group)  70,600                                      307
    o SR Telecom, Inc.  60                                                   --
    o Sunrise Telecom, Inc.  2,000                                            8
      Telephone & Data Systems, Inc.  4,300                                 269
    o Time Warner Telecom, Inc., Class A  2,000                              21
    o Turnstone Systems, Inc.  1,600                                          5
    o U.S. Cellular Corp.  3,600                                            122
    o U.S. Wireless Corp.  400                                               --
    o Ulticom, Inc.  2,300                                                   24
    o Utstarcom, Inc.  1,200                                                 38
      Verizon Communications, Inc.  200,286                               6,730
      Warwick Valley Telephone Co.  600                                      19
    o WilTel Communications, Inc.  4,800                                     85
                                                                         ------
                                                                         29,081
       TOBACCO 0.8%
      --------------------------------------------------------------------------
      Altria Group, Inc.  144,800                                         6,733
    o M & F Worldwide Corp.  1,200                                           13
      R.J. Reynolds Tobacco Holdings, Inc.  7,332                           352
      Schweitzer-Mauduit International, Inc.  5,800                         154
      Universal Corp.  1,800                                                 79
      UST, Inc.  7,700                                                      262
      Vector Group Ltd.  1,227                                               20
                                                                          -----
                                                                          7,613
      TRAVEL & RECREATION 0.7%
      --------------------------------------------------------------------------
    o Alliance Gaming Corp.  3,000                                           73
    o Ambassadors Group, Inc.  1,700                                         32
    o Amerco, Inc.  900                                                      17
    o American Classic Voyages Co.  900                                      --
    o Ameristar Casinos, Inc.  1,700                                         36
    o Argosy Gaming Co.  1,600                                               38
    o Aztar Corp.  1,900                                                     40
    o Bally Total Fitness Holding Corp.  1,300                                9
      Brunswick Corp.  13,900                                               412
      Callaway Golf Co.  5,600                                               91
      Carnival Corp.  35,500                                              1,239
      Cedar Fair L.P.  5,300                                                151
      Central Parking Corp.  1,600                                           19
    o Choice Hotels International, Inc.  3,400                              112
    o Dick's Sporting Goods, Inc.  500                                       23
    o Dollar Thrifty Automotive Group, Inc.  1,000                           26
      Dover Downs Gaming & Entertainment, Inc.  1,480                        14
    o Empire Resorts, Inc.  500                                               6
    o Extended Stay America, Inc.  6,300                                     93
      Harrah's Entertainment, Inc.  9,900                                   431
      Hilton Hotels Corp.  27,926                                           442
    o Interstate Hotels & Resorts, Inc.  82                                   1
    o K2, Inc.  1,700                                                        28
    o Lakes Entertainment, Inc.  900                                         12
      Mandalay Resort Group  4,100                                          161
      The Marcus Corp.  4,600                                                69
      Marine Products Corp.  180                                              3
      Marriott International, Inc., Class A  16,200                         700
    o MGM MIRAGE  12,300                                                    437


118 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o MTR Gaming Group, Inc.  2,300                                          25
    o Multimedia Games, Inc.  750                                            28
    o Navigant International, Inc.  4,300                                    65
    o Park Place Entertainment Corp.  20,300                                195
    o Prime Hospitality Corp.  1,800                                         16
    o Rent-Way, Inc.  3,200                                                  19
    o ResortQuest International, Inc.  3,000                                 22
      Royal Caribbean Cruises Ltd.  12,800                                  380
    o Scientific Games Corp., Class A  6,500                                 86
    o Shuffle Master, Inc.  1,250                                            38
    o Six Flags, Inc.  3,500                                                 21
      Speedway Motorsports, Inc.  2,300                                      66
    o The Sports Authority, Inc.  370                                        14
      Starwood Hotels & Resorts Worldwide, Inc.  15,230                     514
      Station Casinos, Inc.  4,650                                          138
    o Stellent, Inc.  1,100                                                  10
    o Vail Resorts, Inc.  1,300                                              17
    o WMS Industries, Inc.  1,500                                            35
                                                                          -----
                                                                          6,404
      TRUCKING & FREIGHT 0.3%
      --------------------------------------------------------------------------
      Arkansas Best Corp.  1,100                                             36
      BancTrust Financial Group, Inc.  1,100                                 17
      C.H. Robinson Worldwide, Inc.  7,500                                  294
      CNF, Inc.  2,000                                                       70
    o Consolidated Freightways Corp.  2,700                                  --
      Expeditors International Washington, Inc.  5,600                      210
    o Forward Air Corp.  1,100                                               32
      Heartland Express, Inc.  1,971                                         49
    o J.B. Hunt Transport Services, Inc.  4,000                             102
    o Knight Transportation, Inc.  1,800                                     45
    o Landstar Systems, Inc.  3,800                                         278
    o Old Dominion Freight Line  1,800                                       58
      Paccar, Inc.  9,400                                                   742
    o Pacer International, Inc.  2,800                                       58
      Roadway Corp.  1,400                                                   72
      Ryder Systems, Inc.  6,400                                            192
    o Swift Transportation Co., Inc.  5,970                                 134
      USF Corp.  1,300                                                       41
      Werner Enterprises, Inc.  3,332                                        60
    o Yellow Corp.  1,200                                                    39
                                                                          -----
                                                                          2,529
      UTILITIES: ELECTRIC & GAS 2.7%
      --------------------------------------------------------------------------
    o The AES Corp.  41,596                                                 364
      AGL Resources, Inc.  4,300                                            121
    o Allegheny Energy, Inc.  8,000                                          85
      Allete, Inc.  5,700                                                   172
      Alliant Energy Corp.  4,300                                           103
      Ameren Corp.  12,100                                                  540
      American Electric Power Co., Inc.  28,320                             798
      American States Water Co.  950                                         23
      Atmos Energy Corp.  1,800                                              44
      Avista Corp.  3,800                                                    65
    o BayCorp Holdings Ltd.  6                                               --
      Black Hills Corp.  1,400                                               45
    o Calpine Corp.  12,300                                                  57
      Cascade Natural Gas Corp.  1,000                                       19
      Centerpoint Energy, Inc.  21,100                                      207
      Central Vermont Public Service Corp. 2,700                             62
      CH Energy Group, Inc.  1,900                                           83
      Cinergy Corp.  12,600                                                 457
      Cleco Corp.  3,400                                                     57
    o CMS Energy Corp.  5,000                                                41
      Consolidated Edison, Inc.  10,300                                     417
      Constellation Energy Group, Inc.  16,800                              611
    o Covanta Energy Corp.  2,100                                            --
      Dominion Resources, Inc.  21,610                                    1,331
      DPL, Inc.  8,952                                                      163
      DTE Energy Co.  11,301                                                417
      Duke Energy Corp.  57,200                                           1,038
      Duquesne Light Holdings, Inc.  6,100                                   98
    o Edison International  58,700                                        1,157
      El Paso Corp.  27,887                                                 205
    o El Paso Electric Co.  2,800                                            34
      Energen Corp.  2,600                                                   96
      Energy East Corp.  9,714                                              218
      Entergy Corp.  15,700                                                 846
      Equitable Resources, Inc.  4,400                                      181
      Exelon Corp.  27,237                                                1,728
      FirstEnergy Corp.  23,217                                             798
      Florida Public Utilites Co.  1,066                                     16
      FPL Group, Inc.  12,200                                               778
      Great Plains Energy, Inc.  9,000                                      287


                                                        See financial notes. 119

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Green Mountain Power Corp.  3,800                                      86
      Hawaiian Electric Industries, Inc.  2,600                             119
      Idacorp, Inc.  1,700                                                   46
      KeySpan Corp.  10,900                                                 381
      Kinder Morgan, Inc.  10,700                                           573
      The Laclede Group, Inc.  800                                           23
      MDU Resources Group, Inc.  7,950                                      180
      MGE Energy, Inc.  400                                                  13
      National Fuel Gas Co.  5,800                                          130
      New Jersey Resources Corp.  1,650                                      62
    o NewPower Holdings, Inc.  3,800                                          2
      Nicor, Inc.  3,000                                                    103
      NiSource, Inc.  22,864                                                474
      Northeast Utilities, Inc.  5,624                                      106
      Northwest Natural Gas Co.  3,200                                       93
      NSTAR  3,867                                                          181
      OGE Energy Corp.  3,500                                                80
      Oneok, Inc.  4,400                                                     88
      Otter Tail Corp.  1,100                                                29
      Peoples Energy Corp.  3,200                                           129
      Pepco Holdings, Inc.  5,000                                            88
    o PG&E Corp.  29,900                                                    731
      Philadelphia Suburban Corp.  2,937                                     69
      Piedmont Natural Gas Co.  1,600                                        64
      Pinnacle West Capital Corp.  3,800                                    139
      PNM Resources, Inc.  2,000                                             57
      PPL Corp.  12,500                                                     499
      Progress Energy, Inc.  16,159                                         696
      Public Service Enterprise Group, Inc.  10,000                         409
      Puget Energy, Inc.  7,500                                             170
      Questar Corp.  8,100                                                  257
      SCANA Corp.  7,905                                                    271
      Sempra Energy  16,675                                                 464
    o Sierra Pacific Resources  4,476                                        27
      The Southern Co.  53,900                                            1,606
    o Southern Union Co.  3,010                                              53
      Southwest Gas Corp.  1,100                                             25
      TECO Energy, Inc.  5,600                                               74
      Texas Genco Holdings, Inc.  2,680                                      80
      TXU Corp.  14,900                                                     340
    o U.S. Energy Systems, Inc.  600                                          1
      UGI Corp.  5,100                                                      157
      UIL Holdings Corp.  6,200                                             233
      Unisource Energy Corp.  2,100                                          41
      Vectren Corp.  5,766                                                  136
      Westar Energy, Inc.  5,700                                            114
      WGL Holdings, Inc.  3,000                                              83
      Williams Cos., Inc.  36,860                                           376
      Wisconsin Energy Corp.  8,400                                         275
      WPS Resources Corp.  2,400                                            106
      Xcel Energy, Inc.  29,195                                             479
                                                                         ------
                                                                         24,780

      PREFERRED STOCK
      0.0% of net assets

      REAL PROPERTY 0.0%
      --------------------------------------------------------------------------
      Commercial Net Lease Realty  147                                        4

      WARRANTS
      0.0% of net assets

      AIR TRANSPORTATION 0.0%
      --------------------------------------------------------------------------
      Timco Aviation Services expires 2/28/07,  160                          --

      BUSINESS MACHINES & SOFTWARE 0.0%
      --------------------------------------------------------------------------
      MicroStrategy, Inc. expires 6/24/04,  57                               --

      NON-FERROUS METALS 0.0%
      --------------------------------------------------------------------------
      Metals USA, Inc. expires 10/31/07,  97                                 --

      REAL PROPERTY 0.0%
      --------------------------------------------------------------------------
      Pinnacle Holdings, Inc. expires 11/13/07,  9                           --


120 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      RIGHTS
      0.0% of net assets

      BUSINESS MACHINES & SOFTWARE 0.0%
      --------------------------------------------------------------------------
      Comdisco Holding Co.  4,700                                             4

      HEALTHCARE/DRUGS & MEDICINE 0.0%
      --------------------------------------------------------------------------
      Cell Pathways, Inc.  1,600                                             --

      TELEPHONE 0.0%
      --------------------------------------------------------------------------
      XO Communications, Inc. expires 1/14/03  8,601                          3

      SECURITY                                     FACE VALUE
        RATE, MATURITY DATE                        ($ x 1,000)
      U.S. TREASURY OBLIGATIONS
      0.1% of net assets

    = U.S. Treasury Bills
        0.84%-0.93%, 12/18/03                              310               310

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      10.9% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      --------------------------------------------------------------------------

      American Express Centurion Bank
        1.11%, 12/12/03                                  4,378             4,378
        1.11%, 01/27/04                                  1,579             1,579
      American Express Credit Corp.
        1.11%, 04/16/04                                  2,492             2,492
        1.09%, 05/13/04                                  2,424             2,424
      Canadian Imperial Bank Corp.
        1.09%, 05/28/04                                  2,707             2,707
      Concord Minutemen Capital Corp.
        1.11%, 01/09/04                                  1,118             1,115
        1.08%, 11/14/03                                  3,651             3,644
        1.08%, 11/18/03                                  1,181             1,178
        1.07%, 11/19/03                                  2,962             2,960
      Crown Point Funding Corp.
        1.11%, 01/16/04                                  3,403             3,394
        1.08%, 11/14/03                                  2,459             2,454
      Depfa Bank PLC
        1.08%, 11/18/03                                  2,260             2,254
        1.08%, 12/22/03                                  1,278             1,274
      Fairway Finance Corp.
        1.10%, 01/12/04                                  1,235             1,232
      General Electric Capital Corp.
        1.08%, 05/10/04                                  1,392             1,392
      Lexington Parker
        1.07%, 11/06/03                                    580               580
      Svenska Handelsbanken
        1.39%, 10/27/04                                  2,553             2,553
      Tulip Funding Corp.
        1.07%, 11/10/03                                  4,803             4,798
      Westdeutsche Landesbank AG
        1.09%, 09/23/04                                  2,324             2,323
        1.09%, 09/29/04                                  3,676             3,675
        1.08%, 10/12/04                                    926               926
                                                                          ------
                                                                          49,332

      SHORT-TERM INVESTMENTS
      --------------------------------------------------------------------------
      Wells Fargo Bank Time Deposit
        1.06%, 11/03/03                                  6,436             6,436

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES
      --------------------------------------------------------------------------
      Institutional Money Market Trust  42,401,212                        42,401

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.


                                                        See financial notes. 121

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
----------------------------------------------------------------------------------
Investments, at market value
   (including $94,850 of securities on loan)                              $891,919 a
Collateral held for securities on loan                                      98,169
Receivables:
   Fund shares sold                                                          1,684
   Interest                                                                      4
   Dividends                                                                 1,084
   Investments sold                                                         14,512
   Income from securities on loan                                               15
Prepaid expenses                                                         +      43
                                                                         ---------
TOTAL ASSETS                                                             1,007,430

LIABILITIES
----------------------------------------------------------------------------------
Collateral held for securities on loan                                      98,169
Cash Overdraft                                                               6,958
Payables:
   Fund shares redeemed                                                        386
   Investments bought                                                        3,173
   Due to broker for futures                                                    14
   Investment adviser and administrator fees                                     1
   Transfer agent and shareholder service fees                                  10
Accrued expenses                                                         +     131
                                                                         ---------
TOTAL LIABILITIES                                                          108,842

NET ASSETS
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             1,007,430
TOTAL LIABILITIES                                                        - 108,842
                                                                         ---------
NET ASSETS                                                                $898,588

NET ASSETS BY SOURCE
Capital received from investors                                            941,236
Net investment income not yet distributed                                    7,185
Net realized capital losses                                               (22,578)
Net unrealized capital losses                                             (27,255) b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                       SHARES
SHARE CLASS                     NET ASSETS   /    OUTSTANDING     =          NAV
Investor Shares                   $469,499             26,863             $17.48
Select Shares(R)                  $429,089             24,495             $17.52

Unless stated, all numbers x 1,000.

a The fund paid $919,360 for these securities. Not counting short-term obligations and government securities, the fund paid $241,442 for securities during the report period and received $22,234 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had eleven open S&P 500 futures contracts due to expire on December 18, 2003, with an aggregate contract value of $2,886 and net unrealized gains of $89 and twelve open Russell 2000 futures due to expire on December 21, 2003 with an aggregate contract value of $3,170 and net unrealized gains of $97.

FEDERAL TAX DATA
---------------------------------------------------------------
PORTFOLIO COST                                        $920,253
NET UNREALIZED GAINS AND LOSSES:
Gains                                                 $139,980
Losses                                             +  (168,314)
                                                   ------------
                                                      ($28,334)

UNDISTRIBUTED EARNINGS:
Ordinary income                                         $7,180
Long-term capital gains                                    $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                                  Loss amount
   2007                                                    $18
   2008                                                  3,413
   2009                                                  2,000
   2010                                                 11,486
   2011                                             +    4,577
                                                   ------------
                                                       $21,494

RECLASSIFICATIONS:
Net realized capital losses                                 $3

Reclassified as:
Net investment income
   not yet distributed                                     ($3)


122 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
---------------------------------------------------------------------------------
Dividends                                                                 $11,488  a
Interest                                                                       58
Securities on loan                                                  +         216
                                                                    -------------
TOTAL INVESTMENT INCOME                                                    11,762

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net realized losses on investments sold                                    (6,655)
Net realized gains on futures contracts                              +       1,361
                                                                     -------------
NET REALIZED LOSSES                                                        (5,294)

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net unrealized gains on investments                                       155,330
Net unrealized gains on futures contracts                           +         222
                                                                    -------------
NET UNREALIZED GAINS                                                      155,552

EXPENSES
---------------------------------------------------------------------------------
Investment adviser and administrator fees                                   1,913  b
Transfer agent and shareholder service fees:
   Investor Shares                                                            872  c
   Select Shares(R)                                                           339  c
Trustees' fees                                                                  9  d
Custodian fees                                                                 58
Portfolio accounting fees                                                     116
Professional fees                                                              39
Registration fees                                                              89
Shareholder reports                                                            90
Other expenses                                                      +          27
                                                                    -------------
Total expenses                                                              3,552
Expense reduction                                                   -         492  e
                                                                    -------------
NET EXPENSES                                                                3,060

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    11,762
NET EXPENSES                                                        -       3,060
                                                                    -------------
NET INVESTMENT INCOME                                                       8,702
NET REALIZED LOSSES                                                        (5,294) f
NET UNREALIZED GAINS                                                +     155,552  f
                                                                    -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $158,960

Unless stated, all numbers x 1,000.

a An additional $1 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e Includes $386 from the investment adviser (CSIM) and $106 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 29, 2004, as follows:

                                    % OF AVERAGE
  SHARE CLASS                   DAILY NET ASSETS
  -----------                   ----------------
  Investor Shares                           0.58
  Select Shares                             0.39

  Prior to March 1, 2003, these limits were 0.40% and 0.27% for the Investor Shares and Select Shares, respectively. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $150,258


                                                        See financial notes. 123

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
-----------------------------------------------------------------------------
                                       11/1/02-10/31/03   11/1/01-10/31/02
Net investment income                          $8,702               $6,337
Net realized losses                            (5,294)             (11,625)
Net unrealized gains or losses       +        155,552              (71,931)
                                       -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                               158,960              (77,219)

DISTRIBUTIONS PAID
----------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                3,195                 2,256
Select Shares(R)                     +         3,512                 2,809
                                     ---------------------------------------
TOTAL DIVIDENDS FROM NET
INVESTMENT INCOME                             $6,707                $5,065 a, b

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------- -----------------------
                                11/1/02-10/31/03           11/1/01-10/31/02
                             SHARES         VALUE        SHARES        VALUE
SHARES SOLD
Investor Shares              12,774      $194,287         8,607     $139,890
Select Shares            +   11,399       172,567         7,243      117,125
                         ----------------------------------------------------
TOTAL SHARES SOLD            24,173      $366,854        15,850     $257,015

SHARES REINVESTED
Investor Shares                 209        $2,984           120       $2,114
Select Shares            +      203         2,911           139        2,439
                         ----------------------------------------------------
TOTAL SHARES REINVESTED         412        $5,895           259       $4,553

SHARES REDEEMED
Investor Shares              (4,461)     ($68,649)       (3,882)    ($62,511)
Select Shares            +   (5,507)      (85,326)       (4,446)     (70,982)
                         ----------------------------------------------------
TOTAL SHARES REDEEMED        (9,968)    ($153,975)       (8,328)   ($133,493) c

NET TRANSACTIONS
IN FUND SHARES               14,617      $218,774         7,781     $128,075

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                11/1/02-10/31/03            11/1/01-10/31/02
                             SHARES      NET ASSETS      SHARES     NET ASSETS
Beginning of period          36,741        $527,561      28,960       $481,770
Total increase          +    14,617         371,027       7,781         45,791 d
                       --------------------------------------------------------
END OF PERIOD                51,358        $898,588      36,741       $527,561 e

Unless stated, all numbers x 1,000.

a UNAUDITED

  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD:
  Ordinary Income                 $6,707
  Long-term capital gains            $--

  PRIOR PERIOD:
  Ordinary Income                 $5,065
  Long-term capital gains            $--

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

  CURRENT PERIOD:
  Investor Shares                  $76
  Select Shares                  + 173
                                 -----
  TOTAL                           $249

  PRIOR PERIOD:
  Investor Shares                  $65
  Select Shares                  +  60
                                 -----
  TOTAL                           $125

  Dollar amounts are net of the redemption proceeds.

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $7,185 and $5,193 for the current period and prior period, respectively.


124 See financial notes.

SCHWAB INTERNATIONAL INDEX FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                           11/1/02-      11/1/01-      11/1/00-      11/1/99-     11/1/98-
INVESTOR SHARES                                           10/31/03      10/31/02      10/31/01      10/31/00     10/31/99
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      10.47         12.22         17.13         17.93        14.21
                                                        ---------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                     0.23          0.21          0.15          0.20         0.19
   Net realized and unrealized gains or losses               2.25         (1.82)        (4.81)        (0.85)        3.66
                                                        ---------------------------------------------------------------------------
   Total income or loss from investment operations           2.48         (1.61)        (4.66)        (0.65)        3.85
Less distributions:
   Dividends from net investment income                     (0.21)        (0.14)        (0.25)        (0.15)       (0.13)
                                                        ---------------------------------------------------------------------------
Net asset value at end of period                            12.74         10.47         12.22         17.13        17.93
                                                        ---------------------------------------------------------------------------
Total return (%)                                            24.24        (13.34)       (27.58)        (3.69)       27.31

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                    0.65          0.58          0.58          0.58 1       0.58
   Gross operating expenses                                  0.74          0.76          0.75          0.82         0.99
   Net investment income                                     2.01          1.70          1.14          1.60         1.24
Portfolio turnover rate                                         7            13            18            16            5
Net assets, end of period ($ x 1,000,000)                     494           443           519           637          447

1 The ratio of net operating expenses would have been 0.59% if certain non-routine expenses (proxy fees) had been included.


                                                        See financial notes. 125

SCHWAB INTERNATIONAL INDEX FUND(R)

FINANCIAL HIGHLIGHTS

                                                            11/1/02-      11/1/01-      11/1/00-     11/1/99-     11/1/98-
SELECT SHARES(R)                                           10/31/03      10/31/02      10/31/01     10/31/00     10/31/99
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      10.47         12.23         17.14         17.96        14.23
                                                        ---------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                     0.25          0.21          0.16          0.27         0.18
   Net realized and unrealized gains or losses               2.26         (1.82)        (4.80)        (0.91)        3.70
                                                        ---------------------------------------------------------------------------
      Total income or loss from investment operations        2.51         (1.61)        (4.64)        (0.64)        3.88
Less distributions:
   Dividends from net investment income                     (0.23)        (0.15)        (0.27)        (0.18)       (0.15)
                                                        ---------------------------------------------------------------------------
Net asset value at end of period                            12.75         10.47         12.23         17.14        17.96
                                                        ---------------------------------------------------------------------------
Total return (%)                                            24.50        (13.31)       (27.45)        (3.65)       27.49

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
      Net operating expenses                                 0.49          0.47          0.47          0.47 1       0.47
      Gross operating expenses                               0.59          0.61          0.60          0.67         0.86
      Net investment income                                  2.19          1.81          1.25          1.71         1.57
Portfolio turnover rate                                         7            13            18            16            5
Net assets, end of period ($ x 1,000,000)                     629           536           616           700          449

1 The ratio of net operating expenses would have been 0.48% if certain non-routine expenses (proxy fees) had been included.


126 See financial notes.

SCHWAB INTERNATIONAL INDEX FUND(R)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by country and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 *  American Depositary Receipt

                                                      COST         MARKET VALUE
HOLDINGS BY CATEGORY                               ($x1,000)         ($x1,000)
--------------------------------------------------------------------------------
99.4%      FOREIGN
           COMMON STOCK                             1,070,673         1,115,751

 0.4%      FOREIGN
           PREFERRED STOCK                              2,913             4,024

 0.0%      WARRANTS                                       724               606

 0.0%      RIGHTS                                          --               392

 0.0%      SHORT-TERM INVESTMENT                           43                43
--------------------------------------------------------------------------------
99.8%      TOTAL INVESTMENTS                        1,074,353         1,120,816

 4.5%      COLLATERAL INVESTED FOR
           SECURITIES ON LOAN                          50,420            50,420

(4.3)%     OTHER ASSETS AND
           LIABILITIES, NET                                             (48,298)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                           1,122,938

      FOREIGN COMMON STOCK 99.4% of net assets

      AUSTRALIA 4.0%
      --------------------------------------------------------------------------
      Amcor Ltd.  170,097                                                  1,026
      AMP Ltd.  243,014                                                    1,135
      Australia & New Zealand Banking Group Ltd.  299,660                  3,785
      BHP Billiton Ltd.  753,530                                           6,266
      Coles Myer Ltd.  218,165                                             1,203
      Commonwealth Bank of Australia  256,408                              5,003
      Foster's Group Ltd.  446,157                                         1,447
      Insurance Australia Group Ltd.  337,549                              1,066
      Macquarie Bank Ltd.  41,612                                          1,029
      Macquarie Infrastructure Group  386,221                                869
      National Australia Bank Ltd.  306,901                                6,661
      News Corp. Ltd.  292,452                                             2,604
      QBE Insurance Group Ltd.  125,449                                      917
      Rio Tinto Ltd.  60,818                                               1,538
      Suncorp-Metway Ltd.  107,619                                           990
      Telstra Corp. Ltd.  416,897                                          1,402
      Wesfarmers Ltd.  80,774                                              1,662
      Westpac Banking Corp.  346,721                                       3,973
      Woodside Petroleum Ltd.  101,251                                       951
      Woolworths Ltd. 202,146                                              1,595
                                                                          ------
                                                                          45,122
      BELGIUM 0.7%
      --------------------------------------------------------------------------
      Dexia  121,918                                                       1,920
      Electrabel SA  6,048                                                 1,673
      Fortis  211,219                                                      3,767
      Solvay SA  12,932                                                      963
                                                                          ------
                                                                           8,323
      CANADA 5.8%
      --------------------------------------------------------------------------
      Alcan, Inc.  62,405                                                  2,490
      Bank of Montreal  99,813                                             3,736
      Bank of Nova Scotia  99,352                                          4,935
      Barrick Gold Corp.  110,291                                          2,146
      BCE, Inc.  65,656                                                    1,487
    o Biovail Corp.  27,400                                                  659
      Bombardier, Inc., Class B  279,400                                   1,255
      Brascan Corp.  31,900                                                  908
      Canadian Imperial Bank of Commerce  75,516                           3,392
      Canadian National Railway Co.  39,116                                2,352
      Canadian Natural Resources Ltd.  25,900                              1,100
      Canadian Pacific Railway Ltd.  32,300                                  905
      Enbridge, Inc.  33,700                                               1,324
      EnCana Corp.  97,217                                                 3,339
      George Weston Ltd.  11,500                                             900
      Imperial Oil Ltd.  24,010                                              956
    o Inco Ltd.  37,300                                                    1,238


                                                        See financial notes. 127

SCHWAB INTERNATIONAL INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Loblaw Cos. Ltd.  21,098                                             1,022
      Magna International, Inc., Class A  16,447                           1,319
      Manulife Financial Corp.  98,250                                     2,982
    o MI Developments, Inc., Class A  8,223                                  207
      National Bank of Canada  36,900                                      1,145
    o Nortel Networks Corp.  784,900                                       3,502
      Petro-Canada  48,400                                                 1,951
      Placer Dome, Inc.  83,200                                            1,285
      Power Corp. of Canada  35,402                                        1,163
      Power Financial Corp.  26,300                                          906
      Royal Bank of Canada  136,817                                        6,589
      Sun Life Financial Services of Canada, Inc.  130,364                 3,223
      Suncor Energy, Inc.  81,600                                          1,714
      Talisman Energy, Inc.  25,625                                        1,252
      Thomson Corp.  40,000                                                1,310
      TransCanada Corp.  94,561                                            1,930
                                                                         -------
                                                                          64,622
      DENMARK 0.6%
      --------------------------------------------------------------------------
      AP Moller-Maersk A/S  224                                            1,759
      Danske Bank A/S  103,537                                             2,089
      Novo-Nordisk A/S, Class B  50,724                                    1,824
      TDC A/S 23,628                                                         759
                                                                         -------
                                                                           6,431
      FRANCE 10.5%
      --------------------------------------------------------------------------
      Accor SA  37,106                                                     1,459
      Air Liquide SA  19,987                                               2,962
    o Alcatel SA, Class A  245,737                                         3,242
      Arcelor SA  74,513                                                   1,063
      Aventis SA  134,970                                                  7,147
      AXA  281,489                                                         5,334
      BNP Paribas  161,683                                                 8,496
      Bouygues  42,044                                                     1,144
    o Cap Gemini SA  21,739                                                1,096
      Carrefour SA  112,519                                                5,907
      Cie Generale D'Optique Essilor International SA  19,882                956
      Compagnie de Saint-Gobain  60,643                                    2,558
      Credit Agricole SA  67,809                                           1,440
      European Aeronautic Defense & Space Co.  61,447                      1,250
    o France Telecom SA  158,066                                           3,826
      Groupe Danone  24,586                                                3,710
      L'oreal 69,764                                                       5,158
      Lafarge SA  33,456                                                   2,396
      Lagardere S.C.A.  24,730                                             1,244
      LVMH Moet-Hennessy Louis Vuitton SA  44,980                          3,109
      Michelin (C.G.D.E.), Class B  28,839                                 1,131
      Pechiney, Class A  15,156                                              838
      Pernod-Ricard  11,468                                                1,107
      Peugeot SA 37,097                                                    1,591
      Pinault-Printemps-Redoute SA  14,727                                 1,501
      Renault SA  30,391                                                   2,010
      Sanofi-Synthelabo SA  74,329                                         4,601
      Schneider Electric SA  40,373                                        2,363
      Societe Generale, Class A  65,700                                    4,880
      Societe Television Francaise 1  26,048                                 781
      STMicroelectronics NV  117,296                                       3,123
      Suez SA  155,587                                                     2,496
  (5) Total Fina Elf SA  131,656                                          20,463
      Veolia Environnement  52,576                                         1,173
      Vinci SA  13,931                                                     1,010
    o Vivendi Universal SA  177,845                                        3,736
   *o Vivendi Universal SA  54,392                                         1,144
                                                                         -------
                                                                         117,445
      GERMANY 6.9%
      --------------------------------------------------------------------------
      Adidas-Salomon AG  9,200                                               852
      Allianz AG 55,988                                                    6,002
      Altana AG 12,100                                                       763
      BASF AG 108,135                                                      4,960
      Bayer AG 128,045                                                     3,077
    o Bayerische Hypo-und
      Vereinsbank AG  66,874                                               1,473
      Commerzbank AG  88,400                                               1,747
      DaimlerChrysler AG  173,770                                          6,482
      Deutsche Bank AG  106,276                                            7,010
      Deutsche Boerse AG  19,400                                           1,079
      Deutsche Post AG  75,227                                             1,447
    o Deutsche Telekom AG  420,162                                         6,618


128 See financial notes.

SCHWAB INTERNATIONAL INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      E.ON AG  118,150                                                     5,972
    o Hypo Real Estate Holding  16,719                                       292
    o Infineon Technologies AG  75,100                                     1,107
      Linde AG  18,812                                                       863
      Metro AG  29,214                                                     1,195
      Muenchener Rueckversicherungs AG 23,640                              2,819
      RWE AG  69,676                                                       1,936
      SAP AG  40,624                                                       5,910
      Schering AG  33,246                                                  1,553
      Siemens AG  160,190                                                 10,801
      ThyssenKrupp  AG 63,966                                              1,067
      Volkswagen AG  46,293                                                2,335
                                                                          ------
                                                                          77,360
      HONG KONG / CHINA 1.3%
      --------------------------------------------------------------------------
      Cheung Kong Holdings Ltd.  299,000                                   2,493
      CLP Holdings Ltd.  387,080                                           1,749
      Hang Seng Bank Ltd.  154,700                                         1,932
      Hong Kong & China Gas Co.  718,400                                     994
      HongKong Electric Holdings  277,756                                  1,084
      Hutchison Whampoa Ltd.  445,800                                      3,459
      Sun Hung Kai Properties Ltd.  265,694                                2,250
      Swire Pacific Ltd., Class A  190,000                                 1,160
                                                                          ------
                                                                          15,121
      ITALY 3.1%
      --------------------------------------------------------------------------
      Alleanza Assicurazioni SPA  100,995                                  1,011
      Assicurazioni Generali SPA  194,418                                  4,475
      Banca Intesa SPA  735,870                                            2,481
      Banco Popolare di Verona e
      Novara  75,422                                                       1,166
      Enel SPA  429,348                                                    2,685
      ENI-Ente Nazionale Idrocarburi
      SPA  514,100                                                         8,164
      Mediaset SPA  110,368                                                1,115
      Mediobanca SPA  95,210                                                 957
      Riunione Adriatica di Sicurta SPA  60,519                              946
      Sanpaolo IMI SPA  189,885                                            2,137
    o Telecom Italia SPA  1,239,033                                        2,149
      TIM SPA  753,178                                                     3,476
      UniCredito Italiano SPA  767,312                                     3,782
                                                                          ------
                                                                          34,544
      JAPAN 19.2%
      --------------------------------------------------------------------------
      Advantest Corp.  13,000                                                968
      Aeon Co. Ltd. 48,000                                                 1,585
      Ajinomoto Co., Inc.  111,000                                         1,121
      Asahi Glass Co. Ltd.  146,000                                        1,153
      Asahi Kasei Corp.  250,000                                           1,192
      Bridgestone Corp.  126,000                                           1,650
      Canon, Inc. 171,000                                                  8,275
      Chubu Electric Power Co., Inc.  122,100                              2,449
      Dai Nippon Printing Co. Ltd.  117,000                                1,807
      Denso Corp. 92,000                                                   1,745
      East Japan Railway Co.  653                                          2,958
      Eisai Co. Ltd. 37,000                                                  868
      Fanuc Ltd. 24,300                                                    1,461
      Fuji Photo Film Co. Ltd.  92,000                                     2,711
      Fujisawa Pharmaceutical Co. Ltd.  47,000                               970
    o Fujitsu Ltd.  326,000                                                2,043
      Honda Motor Co. Ltd.  158,700                                        6,265
      Hoya Corp.  23,600                                                   2,136
      Ito-Yokado Co. Ltd.  68,000                                          2,499
      Itochu Corp.  273,000                                                  921
      Japan Tobacco, Inc.  158                                             1,055
    o JFE Holdings, Inc.  94,000                                           2,403
      The Kansai Electric Power Co.  130,000                               2,247
      Kao Corp.  109,000                                                   2,241
      KDDI Corp.  1                                                            2
      Keyence Corp.  6,900                                                 1,518
    o Kinki Nippon Railway Co. Ltd.  305,830                                 921
      Kirin Brewery Co. Ltd.  127,000                                      1,015
      Komatsu Ltd. 193,000                                                 1,045
      Konica Minolta Holdings, Inc.  81,000                                1,065
      Kyocera Corp.  34,500                                                2,077


                                                        See financial notes. 129

SCHWAB INTERNATIONAL INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Kyushu Electric Power Co.  82,400                                    1,361
      Matsushita Electric Industrial Co. Ltd.  420,912                     5,548
      Millea Holdings, Inc.  303                                           3,611
      Mitsubishi Corp.  219,000                                            2,273
      Mitsubishi Electric Corp.  303,000                                   1,353
      Mitsubishi Estate Co. Ltd.  190,000                                  1,822
      Mitsubishi Heavy Industries Ltd.  565,000                            1,552
      Mitsubishi Tokyo Financial Group, Inc.  819                          5,885
      Mitsui & Co. Ltd.  239,000                                           1,739
      Mitsui Fudosan Co. Ltd.  142,000                                     1,321
      Mitsui Sumitomo Insurance Co. Ltd.  273,000                          2,250
    o Mizuho Financial Group, Inc.  1,155                                  2,826
      Murata Manufacturing Co. Ltd.  47,900                                2,723
      NEC Corp.  269,000                                                   2,376
      Nikko Cordial Corp.  283,000                                         1,527
      Nintendo Co. Ltd.  19,700                                            1,521
      Nippon Oil Corp. 250,000                                             1,235
      Nippon Steel Corp.  1,020,000                                        2,097
      Nippon Telegraph & Telephone Corp.  1,053                            4,703
      Nissan Motor Co. Ltd.  506,000                                       5,671
      Nitto Denko Corp.  28,000                                            1,470
      Nomura Holdings, Inc.  359,000                                       6,165
      NTT Data Corp.  284                                                  1,258
      NTT DoCoMo, Inc.  3,570                                              7,729
      OJI Paper Co. Ltd.  165,000                                            878
      Olympus Corp.  43,000                                                  943
      Omron Corp.  43,000                                                    943
      Osaka Gas Co. Ltd.  394,000                                          1,089
      Pioneer Corp.  31,000                                                  773
      Ricoh Co. Ltd.  131,000                                              2,484
      Rohm Co. Ltd.  21,000                                                2,831
      Sankyo Co. Ltd.  60,000                                                961
      Sanyo Electric Co. Ltd.  309,000                                     1,417
      Secom Co. Ltd.  43,500                                               1,701
      Sekisui House Ltd.  94,000                                             923
      Seven-Eleven Japan Co.  78,000                                       2,469
      Sharp Corp.  184,000                                                 2,897
      Shin-Etsu Chemical Co. Ltd.  74,900                                  2,787
      Shionogi & Co. Ltd.  61,000                                          1,024
      The Shizuoka Bank Ltd.  116,000                                        819
      SMC Corp.  11,000                                                    1,324
      Softbank Corp.  41,000                                               2,107
      Sompo Japan Insurance, Inc.  160,000                                 1,324
      Sony Corp.  175,500                                                  6,114
      Sumitomo Corp.  137,000                                                951
      Sumitomo Electric Industries Ltd.  131,000                           1,126
      Sumitomo Mitsui Financial Group, Inc.  764                           3,843
      Takeda Chemical Industries Ltd.  172,200                             6,093
      TDK Corp.  22,000                                                    1,441
      Tohoku Electric Power Co.  83,700                                    1,357
      The Tokyo Electric Power Co., Inc.  230,300                          4,912
      Tokyo Electron Ltd.  31,000                                          2,222
      Tokyo Gas Co. Ltd.  507,000                                          1,739
      Toppan Printing Co. Ltd.  122,000                                    1,119
      Toshiba Corp.  566,000                                               2,270
 (10) Toyota Motor Corp.  551,500                                         15,702
    o UFJ Holdings, Inc.  686                                              2,931
      West Japan Railway Co.  225                                            837
      Yamanouchi Pharmaceutical Co. Ltd.  59,000                           1,481
      Yamato Transport Co. Ltd.  78,000                                    1,037
                                                                         -------
                                                                         215,251
      NETHERLANDS 5.7%
      --------------------------------------------------------------------------
      ABN Amro Holdings NV  298,017                                        6,253
      Aegon NV  276,549                                                    3,626
      Akzo Nobel NV  51,942                                                1,642
    o ASML Holding NV  93,364                                              1,620
      DSM NV  16,462                                                         755
      Heineken NV  39,259                                                  1,401
      ING Groep NV  340,404                                                7,068
    o Koninklijke Ahold NV  138,958                                        1,176


130 See financial notes.

SCHWAB INTERNATIONAL INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Koninklijke Philips Electronics
      NV 263,980                                                           7,117
      Reed Elsevier NV  117,871                                            1,313
  (6) Royal Dutch Petroleum Co.  422,591                                  18,752
    o Royal KPN NV  360,914                                                2,744
      TPG NV  67,143                                                       1,448
      Unilever NV  113,789                                                 6,610
      VNU NV  47,654                                                       1,451
      Wolters Kluwer NV  55,267                                              777
                                                                          ------
                                                                          63,753
      SINGAPORE 0.6%
      --------------------------------------------------------------------------
      DBS Group Holdings Ltd.  217,778                                     1,789
      Oversea-Chinese Banking Corp.  185,000                               1,286
      Singapore Press Holdings Co. Ltd.  74,666                              845
      Singapore Telecommunications Ltd.  1,180,696                         1,166
      United Overseas Bank Ltd. 237,000                                    1,851
                                                                          ------
                                                                           6,937
      SPAIN 3.6%
      --------------------------------------------------------------------------
      Altadis SA 57,998                                                    1,406
    o Antena 3 Television SA  3,262                                          107
      Banco Bilbao Vizcaya Argentaria SA  604,944                          6,941
      Banco Popular Espanol  29,001                                        1,508
      Banco Santander Central Hispano SA  854,969                          8,200
      Endesa SA  186,597                                                   2,961
      Gas Natural SDG SA  37,672                                             724
      Iberdrola SA  149,580                                                2,495
      Inditex SA  47,334                                                     978
      Repsol YPF SA  178,984                                               3,121
      Telefonica SA  964,517                                              11,997
                                                                          ------
                                                                          40,438
      SWEDEN 1.6%
      --------------------------------------------------------------------------
      Electrolux AB, Series B  61,579                                      1,263
      Hennes & Mauritz AB, Series B  98,150                                2,082
      Nordea AB 486,740                                                    3,020
      Sandvik AB 44,107                                                    1,312
      Skandinaviska Enskilda Banken, Series A  85,410                      1,029
      Svenska Cellulosa AB, Series B  41,064                               1,550
      Svenska Handelsbanken AB, Series A  112,602                          1,985
    o Telefonaktiebolaget LM Ericsson, Class B  3,006,733                  5,165
      Volvo AB, Series B  40,445                                           1,130
                                                                          ------
                                                                          18,536
      SWITZERLAND 8.0%
      --------------------------------------------------------------------------
    o ABB Ltd. 204,408                                                     1,202
      Adecco SA, Registered  26,587                                        1,568
    o Ciba Specialty Chemicals AG  14,322                                    948
      Compangnie Financiere Richemont AG, Series A  102,430                2,305
      Credit Suisse Group  237,823                                         8,379
      Holcim Ltd.  30,865                                                  1,299
  (8) Nestle SA, Registered  81,268                                       17,892
  (7) Novartis AG, Registered  476,511                                    18,163
      Roche Holdings -- Genus  143,196                                    11,849
      Serono SA, Series B  1,193                                             824
      Swiss Reinsurance, Registered  65,184                                4,103
      Swisscom AG, Registered  5,043                                       1,467
      Syngenta AG  20,323                                                  1,089
      UBS AG, Registered  238,248                                         14,630
    o Zurich Financial Services AG  28,547                                 3,656
                                                                          ------
                                                                          89,374
      UNITED KINGDOM 27.8%
      --------------------------------------------------------------------------
      Amersham PLC  136,906                                                1,704
      Amvescap PLC  119,189                                                  944
  (9) AstraZeneca PLC  350,878                                            16,481
      Aviva PLC 444,350                                                    3,646


                                                        See financial notes. 131

SCHWAB INTERNATIONAL INDEX FUND(R)

PORTFOLIO HOLDINGS continued

                                                                          MKT.
                                                                         VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      BAA PLC  211,384                                                     1,672
      BAE Systems PLC  605,069                                             1,879
      Barclays PLC  1,321,019                                             11,141
      BG Group PLC  727,751                                                3,319
      BHP Billiton PLC  472,369                                            3,709
      BOC Group PLC  97,556                                                1,330
      Boots Group PLC  162,117                                             1,960
  (2) BP PLC  4,449,092                                                   30,879
      British American Tobacco PLC  319,563                                3,864
      British Land Co. PLC  100,943                                          886
    o British Sky Broadcasting PLC  246,398                                2,676
      BT Group PLC  1,748,011                                              5,502
      Cable & Wireless PLC  485,728                                        1,123
      Cadbury Schweppes PLC  431,126                                       2,764
      Carnival PLC  36,790                                                 1,270
      Centrica PLC  861,673                                                2,698
      Compass Group PLC  440,157                                           2,538
      Diageo PLC  614,379                                                  7,225
      Dixons Group PLC  356,181                                              820
      Emap PLC  52,220                                                       709
      Friends Provident PLC  333,413                                         777
  (4) GlaxoSmithKline PLC  1,197,647                                      25,648
      Granada PLC  564,218                                                 1,123
      GUS PLC  205,342                                                     2,509
      Hanson Plc  150,209                                                  1,040
      HBOS PLC  766,462                                                    8,916
      Hilton Group PLC  350,064                                            1,152
  (1) HSBC Holdings PLC  2,165,929                                        32,528
      Imperial Tobacco Group PLC  142,051                                  2,355
    o Intercontinental Hotels Group PLC  149,688                           1,358
      J. Sainsbury PLC  313,408                                            1,506
      Kingfisher PLC  442,761                                              2,123
      Land Securities Group PLC  95,357                                    1,458
      Legal & General Group PLC  1,220,030                                 2,153
      Lloyds TSB Group PLC  1,130,020                                      7,848
      Man Group PLC  57,326                                                1,410
      Marks & Spencer Group PLC  443,141                                   2,164
      National Grid Transco PLC  616,442                                   3,936
      Next PLC  57,431                                                     1,150
      Pearson PLC  158,738                                                 1,643
      Prudential PLC  410,142                                              3,182
      Reckitt Benckiser PLC  111,099                                       2,338
      Reed Elsevier PLC  261,955                                           2,036
      Rentokil Initial PLC  364,152                                        1,380
      Reuters Group PLC  267,194                                           1,164
      Rio Tinto PLC  216,014                                               5,238
      Rolls-Royce Group PLC  296,618                                         955
      Royal Bank of Scotland Group PLC  556,113                           14,901
      SABMiller PLC  162,857                                               1,376
      Safeway PLC  215,328                                                 1,060
      Sage Group PLC  246,979                                                782
      Scottish & Newcastle PLC  145,929                                      856
      Scottish & Southern Energy PLC  173,758                              1,809
      Scottish Power PLC  382,227                                          2,270
      Severn Trent Water PLC  70,101                                         842
      Shell Transport & Trading Co. PLC  1,919,478                        11,987
      Smith & Nephew PLC  175,479                                          1,394
      Smiths Group PLC  107,917                                            1,285
      Tesco PLC  1,445,671                                                 5,796
      Unilever PLC  548,778                                                4,679
      United Utilities PLC  124,590                                          996
  (3) Vodafone Group PLC  13,840,849                                      29,065
      Wolseley PLC  111,522                                                1,367
      WPP Group PLC  230,860                                               2,200
                                                                         -------
                                                                         312,494
      UNITED STATES 0.0%
      --------------------------------------------------------------------------
    o NTL Europe, Inc. 41                                                     --


132 See financial notes.

SCHWAB INTERNATIONAL INDEX FUND(R)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      FOREIGN PREFERRED STOCK
      0.4% of net assets

      AUSTRALIA 0.3%
      --------------------------------------------------------------------------
      News Corp. Ltd.  425,956                                             3,134

      GERMANY 0.1%
      --------------------------------------------------------------------------
      Henkel KGaA  12,100                                                    890

      WARRANTS
      0.0% of net assets

      FRANCE 0.0%
      --------------------------------------------------------------------------
    o Casino Guichard Perrachon SA, expires 12/15/03,  1,026                  --

    o Casino Guichard Perrachon SA, expires 12/15/05,  1,026                   1

    o France Telecom-CVG Equant NV, expires 06/29/04,  35,326                605
                                                                            ----
                                                                             606
      UNITED STATES 0.0%
      --------------------------------------------------------------------------
    o NTL, Inc., Series A, expires 01/13/11,  48                              --

      RIGHTS
      0.0% of net assets

      AUSTRALIA 0.0%
      --------------------------------------------------------------------------
    o AMP Ltd.  243,014                                                       14
    o Australia & New Zealand Banking Group Ltd.  54,484                     167
                                                                            ----
                                                                             181
      FRANCE 0.0%
      --------------------------------------------------------------------------
    o Credit Agricole SA  67,809                                              16

      GERMANY 0.0%
      --------------------------------------------------------------------------
    o Muenchener Rueckversicherungs AG  23,640                               195

      SECURITY                                        FACE VALUE     MKT. VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
      SHORT-TERM INVESTMENT
      0.0% of net assets

      Brown Brothers Harriman,
      Grand Cayman Time Deposit
         0.50%, 11/03/03                                    43                43

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

      SECURITY AND NUMBER OF SHARES
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      4.5% of net assets

      OTHER INVESTMENT COMPANIES
      --------------------------------------------------------------------------
      Securities Lending Investment Fund 50,419,584                       50,420

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.


                                                        See financial notes. 133

SCHWAB INTERNATIONAL INDEX FUND(R)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value
   (including $47,564 of securities on loan)                       $1,120,816 a
Collateral held for securities on loan                                 50,420
Foreign currency                                                           28 b
Receivables:
   Fund shares sold                                                     1,077
   Dividends                                                            1,578
   Income from securities on loan                                          17
   Dividend tax reclaim                                                   408

Prepaid expenses                                                +          27
                                                                --------------
TOTAL ASSETS                                                        1,174,371

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                 50,420
Cash overdraft                                                             28
Payables:
   Fund shares redeemed                                                   706
   Investment adviser and administrator fees                               13
   Transfer agent and shareholder service fees                              9
Accrued expenses                                                +         257
                                                                --------------
TOTAL LIABILITIES                                                      51,433

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                        1,174,371
TOTAL LIABILITIES                                               -      51,433
                                                                --------------
NET ASSETS                                                         $1,122,938

NET ASSETS BY SOURCE
Capital received from investors                                     1,363,651
Net investment income not yet distributed                              20,044
Net realized capital losses                                          (307,255)
Net unrealized capital gains                                           46,498

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                SHARES
SHARE CLASS                 NET ASSETS   /   OUTSTANDING    =   NAV
Investor Shares             $493,559            38,727         $12.74
Select Shares(R)            $629,379            49,374         $12.75

  Unless stated, all numbers x 1,000.

a The fund paid $1,074,353 for these securities. Not counting short-term obligations and government securities, the fund paid $73,693 for securities during the report period, and received $133,500 from securities it sold or that matured.

b The fund paid $27 for these currencies.

FEDERAL TAX DATA
----------------------------------------------------
PORTFOLIO COST                           $1,079,866

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $170,034
Losses                                +    (129,084)
                                      -------------
                                            $40,950

UNDISTRIBUTED EARNINGS:
Ordinary income                             $20,158
Long-term capital gains                         $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                       Loss amount
   2004                                      $1,743
   2005                                       1,837
   2006                                      11,905
   2007                                           7
   2008                                       3,669
   2009                                     130,942
   2010                                     112,722
   2011                               +      39,016
                                      -------------
                                           $301,841

RECLASSIFICATIONS:
Capital received from investors                  $4
Net investment income not
   yet distributed                             $233
Reclassified as:
Net realized capital losses                   ($237)


134 See financial notes.

SCHWAB INTERNATIONAL INDEX FUND(R)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                             $25,891 a
Interest                                                                   12
Securities on loan                                                 +      801
                                                                   -----------
TOTAL INVESTMENT INCOME                                                26,704

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                               (38,072)
Net realized gains on foreign currency transactions                +      233
                                                                   -----------
NET REALIZED LOSSES                                                   (37,839)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                   241,990
Net unrealized losses on foreign currency transactions             +      (36)
                                                                   -----------
NET UNREALIZED GAINS                                                  241,954

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               4,046 b
Transfer agent and shareholder service fees:
   Investor Shares                                                      1,105 c
   Select Shares(R)                                                       557 c
Trustees' fees                                                              9 d
Custodian fees                                                            434
Portfolio accounting fees                                                 162
Professional fees                                                          39
Registration fees                                                          44
Shareholder reports                                                       117
Interest expense                                                            5
Other expenses                                                     +       19
                                                                   -----------
Total expenses                                                          6,537
Expense reduction                                                  -      907 e
                                                                   -----------
NET EXPENSES                                                            5,630

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                26,704
NET EXPENSES                                                       -    5,630
                                                                   -----------
NET INVESTMENT INCOME                                                  21,074
NET REALIZED LOSSES                                                   (37,839) f
NET UNREALIZED GAINS                                               +  241,954 f
                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS                               $225,189

Unless stated, all numbers x 1,000.

a An additional $3,149 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.43% of the first
  $500 million and 0.38% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e Includes $697 from the investment adviser (CSIM) and $210 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 29, 2004, as follows:

                                    % OF AVERAGE
SHARE CLASS                     DAILY NET ASSETS
------------------------------------------------
Investor Shares                             0.69
Select Shares                               0.50

  Prior to March 1, 2003, these limits were 0.58% and 0.47% for the Investor Shares and Select Shares, respectively. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $204,115.


                                                        See financial notes. 135

SCHWAB INTERNATIONAL INDEX FUND(R)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                            11/1/02-10/31/03  11/1/01-10/31/02
Net Investment income                                $21,074          $19,959
Net realized losses                                  (37,839)        (111,855)
Net unrealized gains or losses              +        241,954          (61,568)
                                            ----------------------------------
INCREASE OR DECREASE IN NET ASSETS
   FROM OPERATIONS                                   225,189         (153,464)

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                        9,001            5,966
Select Shares(R)                            +         11,662            7,879
                                            ----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME           $20,663          $13,845 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                    11/1/02-10/31/03       11/1/01-10/31/02
                                  SHARES        VALUE     SHARES      VALUE
SHARES SOLD
Investor Shares                      5,440     $59,471     10,848    $131,550
Select Shares                   +    8,086      86,648     14,690     174,196
                                ----------------------------------------------
TOTAL SHARES SOLD                   13,526    $146,119     25,538    $305,746

SHARES REINVESTED
Investor Shares                        815      $8,329        456      $5,554
Select Shares                   +    1,072      10,936        610       7,432
                                ----------------------------------------------
TOTAL SHARES REINVESTED              1,887     $19,265      1,066     $12,986

SHARES REDEEMED
Investor Shares                     (9,803)  ($105,853)   (11,478)  ($134,445)
Select Shares                   +  (10,942)   (119,750)   (14,549)   (173,548)
                                ----------------------------------------------
TOTAL SHARES REDEEMED              (20,745)  ($225,603)   (26,027)  ($307,993) b

NET TRANSACTIONS
IN FUND SHARES                      (5,332)   ($60,219)       577     $10,739

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                 11/1/02-10/31/03         11/1/01-10/31/02
                               SHARES      NET ASSETS   SHARES     NET ASSETS
Beginning of period             93,433       $978,631   92,856     $1,135,201
Total increase or decrease   +  (5,332)       144,307      577       (156,570) c
                             -------------------------------------------------
END OF PERIOD                   88,101     $1,122,938   93,433       $978,631 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions paid are:

  CURRENT PERIOD:
  Ordinary Income                   $20,663
  Long-term capital gains               $--

  PRIOR PERIOD:
  Ordinary Income                   $13,845
  Long-term capital gains               $--

b The fund charges 1.50% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

  CURRENT PERIOD:
  Investor Shares                   $62
  Select Shares                 +    46
                                -------
  TOTAL                            $108

  PRIOR PERIOD:
  Investor Shares                  $170
  Select Shares                 +    56
                                -------
  TOTAL                            $226

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $20,044 and $19,400 for the current period and prior period, respectively.

  Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS(R)
  All Equity Portfolio                  11.4%
  Growth Portfolio                      10.3%
  Balanced Portfolio                     6.9%
  Conservative Portfolio                 2.6%

  SCHWAB ANNUITY PORTFOLIOS
  Growth Portfolio II                    0.5%


136 See financial notes.

SCHWAB EQUITY INDEX FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. Each of these companies is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report by trust.

THE FUNDS OFFER MULTIPLE SHARE CLASSES. For any given fund, shares of each class represent interests in the same portfolio, but each class has different expenses and investment minimums. In addition, one share class, e.Shares(R), is available only to clients of Schwab Institutional(R), Charles Schwab Trust Company and certain tax-advantaged retirement plans, and can only be traded electronically.

                                          INVESTOR     SELECT
FUND                                       SHARES      SHARES(R)        e.SHARES
--------------------------------------------------------------------------------
S&P 500                                      --           --                 --
--------------------------------------------------------------------------------
SCHWAB 1000                                  --           --
--------------------------------------------------------------------------------
SMALL-CAP INDEX                              --           --
--------------------------------------------------------------------------------
TOTAL STOCK MARKET INDEX                     --           --
--------------------------------------------------------------------------------
INTERNATIONAL INDEX                          --           --
--------------------------------------------------------------------------------

For these funds, shares are bought and sold at net asset value (NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trusts may issue as many shares as necessary.

THE TRUSTS AND THEIR FUNDS

This list shows the trust containing each fund in this report, along with all other funds included in these trusts. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
   Schwab 1000 Fund(R)
   Schwab Short-Term Bond Market Fund(TM)
   Schwab Total Bond Market Fund(TM)
   Schwab YieldPlus Fund(R)
   Schwab Short/Intermediate Tax-Free Bond Fund(TM)
   Schwab Long-Term Tax-Free Bond Fund(TM)
   Schwab California Short/Intermediate Tax-Free
     Bond Fund(TM)
   Schwab California Long-Term Tax-Free Bond Fund(TM)
   Schwab GNMA Fund(TM)

SCHWAB CAPITAL TRUST organized May 7, 1993
   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund(R)
   Schwab Total Stock Market Index Fund(R)
   Schwab International Index Fund(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Core Equity Fund(TM)
   Schwab Dividend Equity Fund(TM)
   Schwab Small-Cap Equity Fund(TM)
   Schwab Hedged Equity Fund(TM)
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund

SCHWAB EQUITY INDEX FUNDS

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date.

Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trusts, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total

SCHWAB EQUITY INDEX FUNDS

expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. The funds also may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios(R), which seek to provide investors with allocated portfolios of Schwab index funds.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/ OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these persons for their service as trustees, but they did pay the non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                   AMOUNT                           WEIGHTED
                                OUTSTANDING       AVERAGE            AVERAGE
                                AT 10/31/03      BORROWING*       INTEREST RATE*
FUND                            ($ x 1,000)     ($ x 1,000)            (%)
--------------------------------------------------------------------------------
SCHWAB
S&P 500 FUND                         --            5,678              1.61
--------------------------------------------------------------------------------
SCHWAB 1000(R)                       --            2,293              1.62
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP
INDEX FUND(R)                       785            1,895              1.70
--------------------------------------------------------------------------------
SCHWAB TOTAL STOCK
MARKET INDEX FUND(R)              6,958            2,839              1.53
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL
INDEX FUND(R)                        28            1,016              1.67
--------------------------------------------------------------------------------

* Based on the number of days for which the borrowing is outstanding.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on wash sales and foreign currency transactions.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

SCHWAB EQUITY INDEX FUNDS(R)

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

SCHWAB EQUITY INDEX FUNDS

      REPORT OF INDEPENDENT AUDITORS

      TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
      Schwab S&P 500 Fund
      Schwab 1000 Fund(R)
      Schwab Small-Cap Index Fund(R)
      Schwab Total Stock Market Index Fund(R)
      Schwab International Index Fund(R)

      In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab S&P 500 Fund, Schwab 1000 Fund (one of the portfolios constituting Schwab Investments), Schwab Total Stock Market Index Fund, Schwab Small-Cap Index Fund, and Schwab International Index Fund (hereafter collectively referred to as the "funds") at October 31, 2003, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

      PRICEWATERHOUSECOOPERS LLP
      San Francisco, CA
      December 12, 2003

SCHWAB EQUITY INDEX FUNDS

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote.1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds (of which there were 49 as of 10/31/03) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                               TRUST POSITION(S);
NAME AND BIRTHDATE             TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2            Chair, Trustee:                 Chair, Director, The Charles Schwab Corp.; CEO, Director, Schwab
7/29/37                        Family of Funds, 1989;          Holdings, Inc.; Chair, Director, Charles Schwab & Co., Inc.; Charles
                               Investments, 1991;              Schwab Investment Management, Inc.; Chair, Charles Schwab
                               Capital Trust, 1993;            Holdings, Inc. I, Schwab International Holdings, Inc.; Director, U.S.
                               Annuity Portfolios, 1994.       Trust Corp., United States Trust Co. of New York, The Gap, Inc.
                                                               (clothing retailer), Siebel Systems (software); Trustee, Stanford
                                                               University. Until 6/03: Director, Xsign, Inc. (electronic payment systems). Until 5/03: Co-Chair, The Charles Schwab Corporation.
                                                               Until 5/02: Director, Vodafone AirTouch PLC (telecom). Until 3/02:
                                                               Director, Audiobase, Inc. (Internet audio solutions). Until 7/01:
                                                               Director, The Charles Schwab Trust Company. Until 1/99: Director,
                                                               Schwab Retirement Plan Services, Inc., Mayer & Schweitzer, Inc.
                                                               (securities brokerage subsidiary of The Charles Schwab Corp.),
                                                               Performance Technologies, Inc. (technology), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB EQUITY INDEX FUNDS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST


NAME AND BIRTHDATE                      TRUSTEE SINCE          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1                        Trustee: 2003          Vice Chair, EVP, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                                 (all trusts)           Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                               Corporation. Director, Wal-Mart Stores, eBay, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1                      Trustee: 2002          EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                                 (all trusts).          Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE                      TRUST OFFICE(S) HELD   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK                         President, CEO         President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                                 (all trusts).          EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                               Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                               9/02: President, CIO, American Century Investment Management;
                                                               Director, American Century Cos., Inc. Until 6/01: CIO, Fixed Income,
                                                               American Century Cos., Inc. Until 1997: SVP, Director, Fixed Income
                                                               and Quantitative Equity Portfolio Management, Twentieth Century
                                                               Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG                           Treasurer, Principal   SVP, CFO, Charles Schwab Investment Management, Inc.; VP,
3/7/51                                  Financial Officer      The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                                        (all trusts).          Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD                         SVP, Chief Investment  SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                                  Officer                Management, Inc.; CIO, The Charles Schwab Trust Co.
                                        (all trusts).
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON                          Secretary              SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                 (all trusts).          Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                               U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB EQUITY INDEX FUNDS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE         TRUSTEE SINCE                       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER         2000 (all trusts).                  Chair, JDN Corp. Advisory LLC; Trustee, Stanford University,
8/13/60                                                        Director, America First Cos., (venture capital/fund management),
                                                               Redwood Trust, Inc. (mortgage finance), Stanford Hospitals and
                                                               Clinics, SRI International (research), PMI Group, Inc.
                                                               (mortgage insurance), Lucile Packard Children's Hospital. 2001:
                                                               Special Advisor to the President, Stanford University. Until 2002:
                                                               Director, LookSmart, Ltd. (Internet infrastructure). Until 2001: VP,
                                                               Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD          Family of Funds, 1989;              CEO, Dorward & Associates (management, marketing and
9/23/31                    Investments, 1991;                  communications consulting). Until 1999: EVP, Managing Director,
                           Capital Trust, 1993;                Grey Advertising.
                           Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER          2000 (all trusts).                  Co-CEO, Aphton Corp. (bio-pharmaceuticals). Director, Non-Executive
11/22/41                                                       Chairman, Solectron Corp. (manufacturing), Airlease Ltd. (aircraft leasing), Mission West Properties (commercial real estate), Stratex
                                                               Networks (telecommunications); Public Governor, Member, executive committee, Pacific Stock & Options Exchange. Director, Digital
                                                               Microwave Corp. (network equipment). Until 1998: Dean, Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES           Family of Funds, 1989;              Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                    Investments, 1991;                  services and investment advice).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH            2000 (all trusts).                  Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                        Director, Pennzoil-Quaker State Co. (oil and gas), Rorento N.V.
                                                               (investments -- Netherlands), Cooper Industries (electrical products); Member, audit committee, Northern Border Partners, L.P.
                                                               (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS         Family of Funds, 1989;              Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                    Investments, 1991;                  Chair, CEO, North American Trust (real estate investments).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY          Family of Funds, 1989;              Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                    Investments, 1991;                  investments).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.

SCHWAB EQUITY INDEX FUNDS

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies.

Actively managed funds include multi-manager stock funds, a fund that uses long-short strategies, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO  80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1 Shares of Sweep Investments(TM)may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.


THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS

Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund

Schwab MarketMasters Funds(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104


DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2003 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13810-06

SCHWAB MARKETMASTERS FUNDS(TM)

      ANNUAL REPORT
      October 31, 2003

      Schwab U.S.
      MarketMasters Fund(TM)

      Schwab Balanced
      MarketMasters Fund(TM)

      Schwab Small-Cap
      MarketMasters Fund(TM)

      Schwab International
      MarketMasters Fund(TM)

                                                           [CHARLES SCHWAB LOGO]

Four distinct funds, each combining the expertise of leading investment managers with Schwab's overall supervision.

   IN THIS REPORT

      Management's Discussion ..............................................   2
        The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.
        Performance at a Glance ...............   5

      Schwab U.S. MarketMasters Fund(TM)
        Ticker Symbol: SWOGX
        The fund seeks capital growth.
        Performance and Fund Facts ............   7
        Financial Statements ..................  15

      Schwab Balanced MarketMasters Fund(TM)
        Ticker Symbol: SWOBX
        The fund seeks capital growth and income.
        Performance and Fund Facts ............   9
        Financial Statements ..................  23

      Schwab Small-Cap MarketMasters Fund(TM)
        Ticker Symbol: SWOSX
        The fund seeks long-term capital appreciation.
        Performance and Fund Facts ............  11
        Financial Statements ..................  39

      Schwab International MarketMasters Fund(TM)
        Ticker Symbol: SWOIX
        The fund seeks long-term capital appreciation.
        Performance and Fund Facts ............  13
        Financial Statements ..................  50

      Financial Notes ......................................................  62

      Fund Trustees ........................................................  68

      Glossary .............................................................  71

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES R. SCHWAB]

CHARLES R. SCHWAB, Chairman

FROM THE CHAIRMAN

In the past few months, the mutual fund industry has been rocked by the discovery of improper practices and arrangements. Investors large and small have seen their confidence shaken, and understandably so.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. Many firms, including our own, have begun thorough investigations of their broker processes and procedures. We are continuing to scrutinize such transactions and arrangements, and are working closely with regulatory authorities. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds(R).

I fully believe that even a small number of irregularities is unacceptable. We have spent nearly 30 years building an ethical firm, and our business is founded on a commitment to doing what's right for investors. That commitment leaves no room for any failures to follow company policies or industry regulations.

Given the importance of mutual funds to American investors, I can understand why investors find the recent news to be disturbing. At the same time, I would caution investors not to overreact. Before taking any action, investors should consider implications to their portfolio, tax situation and long-term financial goals.

Ultimately, mutual funds still offer all the features that have made them so popular--diversification, liquidity, convenience, low investment minimums, and professional management. For individual investors especially, mutual funds continue to be one of the most cost-effective investment vehicles available. To date, millions of Americans have relied on mutual funds as an important way to invest for retirement, their children's education, and other financial goals. We see no reason why mutual funds cannot continue to do the same for millions more Americans in the years to come.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION
for the year ended October 31, 2003

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August of 2002, bringing with him 24 years of experience in the asset management industry.

Dear SchwabFunds(R) Shareholders:

By now, many of you have read the significant media coverage regarding the mutual fund industry. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. CSIM, which is a separate Charles Schwab subsidiary, has been conducting its own review of the SchwabFunds policies and procedures regarding market timing and late trading. We have examined over two years of activity by CSIM personnel and have not found the types of improper market timing or late trading arrangements that you have been reading about. Our research is still ongoing, so some of these facts may change. Here are our key findings to date:

- THE INTEGRITY OF OUR STAFF: We have not found any indication that any CSIM employees, including portfolio managers and senior managers, have engaged in improper or inappropriate trading for their own account.

- MARKET TIMING & LATE TRADING: We have not found any special arrangements with any shareholders to permit market timing or trading of SchwabFunds after market close.

- HEDGE FUNDS: We have not found any special arrangements with hedge funds or other private investment vehicles that would permit them to trade in a way that was inconsistent with a fund's policies and procedures.

As part of the recent mutual fund investigations, requests for information were sent by the SEC to about 90 of the largest mutual fund companies. As the nation's 11th largest fund family with over $140 billion under management, SchwabFunds also received a request from the SEC. We take these requests very seriously and are working closely with the regulators on this matter.

Charles Schwab founded his firm 30 years ago with a vision to create the most useful and ethical financial services firm in the world. We live by that philosophy every day and nothing means more to our business than the trust of our shareholders.

Your investment in SchwabFunds is an indication of the trust you place in us. As the managers of your money, we have a special obligation to live up to that trust. I want to thank you for investing with us, and want to assure you that we strive relentlessly to operate our business with the highest ethical standards and an unwavering commitment to serve you, our SchwabFunds shareholders.

Sincerely,

/s/ Randall W. Merk

2 Schwab MarketMasters Funds(TM)

[PHOTO OF JEFFREY MORTIMER AND KIMBERLY FORMON]

JEFFREY MORTIMER, CFA, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1997, he worked for nine years in asset allocation and manager selection.

KIMBERLY FORMON, CFA, a director and portfolio manager of the investment advisor, co-manages the Schwab MarketMasters Funds. Prior to joining the firm in 1999, she worked for 10 years in equity and fixed-income analysis.

THE ECONOMY AND THE MARKET

THE ECONOMY CONTINUED TO GATHER STRENGTH DURING THE REPORT PERIOD, BUT IMPROVEMENT REMAINED SLUGGISH AND UNEVEN. Although numerous factors had been indicating that the U.S. economy was in recovery when the report period began, many remained concerned about the slow pace of improvement, in particular the absence of job growth. However, the government reported an 8.2% increase in GDP for the third quarter of 2003, job growth for October 2003 was the largest since January 2003, and merger activity picked up--indications that the economy may have gained real strength during the report period.

GOVERNMENT POLICIES WERE STRONGLY AIMED AT STIMULATING THE ECONOMY. The Federal Reserve (the Fed) cut short-term interest rates twice during the period--0.50% in November 2002 and 0.25% in June 2003--bringing the Fed funds target rate to a 45-year low of 1.00%. On the fiscal side, stimulus measures included tax cuts.

Consumer spending held up strongly throughout the economic downturn, bolstered in part by unprecedented activity in mortgage refinancing (as individuals took advantage of the opportunity to refinance at historically low rates). During the period, we also saw business capital spending show signs of life after declining for the past few years.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-20.80% S&P 500(R) INDEX: measures U.S. large-cap stocks

-43.37% RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

-27.03% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

-4.91%  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

[LINE GRAPH]

               Lehman Brothers                    Russell
               U.S. Aggregate     MSCI EAFE(R)    2000(R)     S&P 500(R)
                 Bond Index          Index         Index        Index
31-Oct-02            0.00             0.00          0.00         0.00
01-Nov-02           -0.18            -0.35          2.67         1.72
08-Nov-02            0.59             0.98          1.50         1.07
15-Nov-02            0.25             1.69          3.40         2.83
22-Nov-02           -0.07             4.00          7.19         5.20
29-Nov-02           -0.03             4.54          8.92         5.89
06-Dec-02            0.52             1.29          6.37         3.21
13-Dec-02            0.86            -0.52          4.07         0.67
20-Dec-02            1.42            -0.45          3.79         1.41
27-Dec-02            1.99            -0.85          3.12        -0.85
03-Jan-03            1.36             2.96          4.80         2.93
10-Jan-03            1.18             3.07          6.46         5.13
17-Jan-03            1.83             2.26          4.25         2.23
24-Jan-03            2.20            -0.96          0.76        -2.34
31-Jan-03            2.13            -3.19          0.01        -2.95
07-Feb-03            2.47            -4.39         -3.56        -5.84
14-Feb-03            2.45            -3.79         -3.60        -5.20
21-Feb-03            2.75            -3.22         -2.01        -3.66
28-Feb-03            3.54            -5.42         -3.01        -4.40
07-Mar-03            3.83            -8.07         -4.69        -5.75
14-Mar-03            3.45            -7.78         -4.59        -5.20
21-Mar-03            2.18            -3.65          1.31         1.92
28-Mar-03            3.12            -5.36         -0.65        -1.73
04-Apr-03            3.13            -4.01          0.61         0.04
11-Apr-03            3.15            -3.78          0.10        -1.11
18-Apr-03            3.40            -0.82          3.46         1.78
25-Apr-03            3.97            -1.11          4.77         2.38
02-May-03            4.15             2.54          9.99         6.00
09-May-03            5.05             4.64         11.59         6.42
16-May-03            5.84             6.77         11.94         7.74
23-May-03            6.21             6.25         12.96         6.49
30-May-03            6.26             7.98         19.10         9.98
06-Jun-03            6.35            12.02         22.61        12.79
13-Jun-03            7.36            13.35         21.52        12.94
20-Jun-03            6.41            14.39         21.49        13.76
27-Jun-03            5.85            11.29         21.36        11.58
04-Jul-03            5.69            12.74         23.44        12.69
11-Jul-03            5.85            12.64         28.17        14.17
18-Jul-03            4.74            10.95         25.74        13.63
25-Jul-03            4.06            13.99         26.87        14.25
01-Aug-03            2.43            12.70         26.70        12.19
08-Aug-03            3.59            12.44         22.90        11.92
15-Aug-03            2.56            15.65         27.79        13.51
22-Aug-03            2.95            16.17         31.49        13.81
29-Aug-03            3.16            16.01         34.75        15.56
05-Sep-03            3.79            19.26         37.87        17.14
12-Sep-03            4.28            19.87         37.96        16.87
19-Sep-03            4.79            23.18         41.00        18.91
26-Sep-03            5.48            20.32         31.60        14.43
03-Oct-03            4.78            24.97         38.95        18.25
10-Oct-03            4.75            27.25         40.81        19.25
17-Oct-03            4.23            27.96         41.18        19.42
24-Oct-03            5.08            25.40         37.41        18.24
31-Oct-03            4.91            27.03         43.37        20.80

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

                                                Schwab MarketMasters Funds(TM) 3

      Even the worst-performing sector in each fund posted a positive return, with formerly hard-hit sectors such as information technology leading the rebound.

STOCK PRICES ROSE SIGNIFICANTLY OVER THE PERIOD, EVEN AS SKEPTICISM LINGERED ABOUT THE QUALITY OF THE RALLY. After more than two years of generally negative performance, U.S. equity markets reached an apparent bottom during the report period, then rose strongly, ending the period with significant gains. During the report period, the Nasdaq Composite Index rose 46%, while the S&P 500(R) Index rose nearly 21%.

One striking feature of the overall U.S. stock market during the report period is that stocks with more speculative characteristics tended to perform better than stocks with more demonstrable quality. For example, companies with low earnings or dividends generally outperformed companies with higher earnings or dividends. This held true for other measures of quality as well, such as debt to equity: those with higher levels of debt performed better than companies with lower levels of debt. Consistent with this trend, small-cap stocks (which tend to be more speculative) performed well during the period, and microcap stocks performed even better. Large-cap stocks lagged both groups, but still performed well.

Many market observers have asked why lower quality securities outperformed higher quality and whether it could continue. There are many possible answers, but we believe the more important point is that in the long run, quality has been shown to be a superior indicator of performance.

DESPITE THE DIVIDEND TAX CUT, DIVIDEND STOCKS UNDERPERFORMED THE OVERALL MARKET DURING THE PERIOD. Congress passed the tax cut during the period as part of the government's economic stimulus efforts. The cut reduced the double taxation of corporate dividends, thus lowering the cost of capital and encouraging investment. Since companies that pay dividends are generally more established and less speculative, we see the underperformance of these stocks as being part of the larger market trend mentioned earlier.

U.S. INVESTORS SAW GAINS OVERSEAS, HELPED BY CURRENCY TRENDS. Most foreign markets showed positive total returns for the period, and these returns were augmented by the fact that the United States dollar fell versus most major foreign currencies.

4 Schwab MarketMasters Funds(TM)

PERFORMANCE AT A GLANCE
Total return for the 12 months ended 10/31/03

SCHWAB U.S.
MARKETMASTERS FUND(TM) ..........   32.89%
Benchmark .......................   20.80%
Category Average ................   19.40%

Performance Details .............   page 7

SCHWAB BALANCED
MARKETMASTERS FUND(TM) ..........   20.25%
Benchmark .......................   14.54%
Category Average ................   15.87%

Performance Details .............   page 9

SCHWAB SMALL-CAP
MARKETMASTERS FUND(TM) ..........   54.32%
Benchmark .......................   43.37%
Category Average ................   37.84%

Performance Details .............  page 11

SCHWAB INTERNATIONAL
MARKETMASTERS FUND(TM) ..........   36.74%
Benchmark .......................   27.03%
Category Average ................   22.49%

Performance Details .............  page 13

THE FUNDS

All of the funds posted positive total returns and outperformed their respective benchmarks and category averages for the report period. We're pleased to be able to report such results in this first 12-month report for the funds since their transition to a multi-manager format.

During the period, we remained in close contact with each fund's sub-advisers, and made adjustments to all sub-advisers' allocations based on a combination of market conditions and daily cash flows. Just prior to the report period, and during it as well, we believed that small-cap stocks would lead a market recovery. Consequently, we positioned each fund to participate more fully in this opportunity. Each fund benefited from this strategy.

In the SCHWAB U.S. MARKETMASTERS FUND, Harris Associates L.P. and TCW Investment Management Company (TCW) were the primary reasons for the fund's strong performance. We see their strong performance as a reflection of their stock selection, industry allocations, and the fact that during the period, small- and mid-cap stocks generally performed better than large-cap stocks. Their ability and willingness to capitalize on this were beneficial to the fund overall.

For most of the period, the portfolio maintained a weighting of over 20% each in Harris and TCW, in order to capitalize on our belief that small company stocks were likely to perform well, which they did. This was instrumental in helping the fund outperform its benchmark.

In the SCHWAB BALANCED MARKETMASTERS FUND, we reallocated assets from fixed-income to equities in order to maintain a 60:40 stock-to-bond allocation, as declines in stock prices had reduced our equity allocation

              ----------------------------------------------------

Past performance does not indicate future results.

Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

All fund and index figures on this page assume dividends and distributions were reinvested. Benchmark index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Each fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. For more current performance information visit www.schwab.com or call 1-800-435-4000.

Small company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

                                                Schwab MarketMasters Funds(TM) 5

      Positioning the funds to have greater exposure to small-cap stocks proved a significant contributor to performance during this report period.

and we did not want to be underweighted in stocks during the early part of the report period.

Perkins, Wolf, McDonnell and Company, LLC was the best performing sub-adviser for the fund over the past year. We attribute its strong performance to stock selection and asset class strength. On the fixed-income side, our bond sub-adviser, Pacific Investment Management Company LLC also performed well, with superior security selection being the primary driver of performance.

In the SCHWAB SMALL-CAP MARKETMASTERS FUND(TM), outperformance was primarily driven by Royce & Associates, LLC. Stock selection, exposure to the technology sector and owning stocks in the micro-cap area were the main drivers for their strong returns. Early in the report period we added assets to Royce, anticipating their strong performance. They were the largest holding in the fund during the period, and ended the period at just over 40% of fund assets.

In the SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM), outperformance was led by American Century Investment Management, Inc., the sub-adviser who manages the small-cap component of the portfolio. The main elements of American Century's performance were country allocation and stock selection. A relatively high allocation to emerging markets also proved beneficial.

Believing the market would reward international small company stocks, we began adding assets to American Century early in the period. This move, as well as the performance of American Century, was instrumental to the fund's outperformance of its benchmark, an index that mainly consists of large-cap stocks.

            --------------------------------------------------------

Small company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed subsequent to the report date.

6 Schwab MarketMasters Funds(TM)

SCHWAB U.S. MARKETMASTERS FUND(TM)

PERFORMANCE AS OF 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                            Fund Category:
                                              Benchmark:     MORNINGSTAR
                                              S&P 500(R)      LARGE CAP
                                    FUND        INDEX           BLEND
1 YEAR                              32.89       20.80            19.40%
5 YEARS                              3.91        0.53             0.72%
SINCE INCEPTION: 11/18/96            5.80        6.81             5.48%


PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark.

$14,801 FUND
$15,808 S&P 500 INDEX

[LINE GRAPH]

                                   S&P 500(R)
                        Fund         Index
18-Nov-96             $10,000       $10,000
30-Nov-96             $10,120       $10,271
31-Dec-96             $10,077       $10,068
31-Jan-97             $10,371       $10,696
28-Feb-97             $10,310       $10,780
31-Mar-97             $10,016       $10,338
30-Apr-97             $10,229       $10,955
31-May-97             $10,848       $11,621
30-Jun-97             $11,274       $12,141
31-Jul-97             $11,841       $13,106
31-Aug-97             $11,547       $12,372
30-Sep-97             $12,145       $13,049
31-Oct-97             $11,760       $12,613
30-Nov-97             $11,750       $13,197
31-Dec-97             $11,927       $13,424
31-Jan-98             $11,959       $13,573
28-Feb-98             $12,622       $14,552
31-Mar-98             $13,146       $15,297
30-Apr-98             $13,242       $15,452
31-May-98             $13,135       $15,186
30-Jun-98             $13,306       $15,802
31-Jul-98             $13,135       $15,635
31-Aug-98             $11,639       $13,377
30-Sep-98             $11,745       $14,235
31-Oct-98             $12,216       $15,392
30-Nov-98             $12,814       $16,325
31-Dec-98             $13,734       $17,265
31-Jan-99             $14,255       $17,987
28-Feb-99             $13,712       $17,427
31-Mar-99             $14,266       $18,124
30-Apr-99             $14,830       $18,826
31-May-99             $14,487       $18,381
30-Jun-99             $15,118       $19,402
31-Jul-99             $14,919       $18,796
31-Aug-99             $14,896       $18,702
30-Sep-99             $14,819       $18,190
31-Oct-99             $15,560       $19,341
30-Nov-99             $16,557       $19,734
31-Dec-99             $18,630       $20,897
31-Jan-00             $17,808       $19,848
29-Feb-00             $19,681       $19,472
31-Mar-00             $19,516       $21,376
30-Apr-00             $18,086       $20,733
31-May-00             $17,289       $20,308
30-Jun-00             $18,263       $20,809
31-Jul-00             $17,922       $20,485
31-Aug-00             $18,997       $21,757
30-Sep-00             $18,213       $20,608
31-Oct-00             $17,580       $20,522
30-Nov-00             $16,099       $18,905
31-Dec-00             $16,401       $18,997
31-Jan-01             $16,873       $19,672
28-Feb-01             $15,516       $17,878
31-Mar-01             $14,690       $16,744
30-Apr-01             $15,855       $18,045
31-May-01             $15,782       $18,166
30-Jun-01             $15,634       $17,725
31-Jul-01             $15,206       $17,551
31-Aug-01             $14,557       $16,452
30-Sep-01             $13,186       $15,123
31-Oct-01             $13,569       $15,412
30-Nov-01             $14,602       $16,594
31-Dec-01             $14,979       $16,740
31-Jan-02             $14,696       $16,496
28-Feb-02             $14,324       $16,177
31-Mar-02             $14,801       $16,785
30-Apr-02             $14,146       $15,768
31-May-02             $13,848       $15,652
30-Jun-02             $12,716       $14,537
31-Jul-02             $11,495       $13,405
31-Aug-02             $11,570       $13,492
30-Sep-02             $10,453       $12,025
31-Oct-02             $11,138       $13,084
30-Nov-02             $12,135       $13,854
31-Dec-02             $11,316       $13,041
31-Jan-03             $11,123       $12,699
28-Feb-03             $10,959       $12,509
31-Mar-03             $11,093       $12,630
30-Apr-03             $12,254       $13,671
31-May-03             $13,252       $14,391
30-Jun-03             $13,475       $14,575
31-Jul-03             $13,773       $14,832
31-Aug-03             $14,250       $15,121
30-Sep-03             $13,878       $14,961
31-Oct-03             $14,801       $15,808

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

  Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                Schwab MarketMasters Funds(TM) 7

SCHWAB U.S. MARKETMASTERS FUND(TM)

FUND FACTS AS OF 10/31/03

FUND CATEGORY 1

[GRAPHIC]

                                    INVESTMENT STYLE
                               Value      Blend     Growth
  MARKET CAP
  Large                        / /        /X/       / /
  Medium                       / /        / /       / /
  Small                        / /        / /       / /

TOP HOLDINGS 2


SECURITY                                                         % OF NET ASSETS
--------------------------------------------------------------------------------
(1)  TIME WARNER, INC.                                                  2.2%
--------------------------------------------------------------------------------
(2)  WASHINGTON MUTUAL, INC.                                            2.0%
--------------------------------------------------------------------------------
(3)  FIRST DATA CORP.                                                   1.9%
--------------------------------------------------------------------------------
(4)  PFIZER, INC.                                                       1.8%
--------------------------------------------------------------------------------
(5)  CENDANT CORP.                                                      1.8%
--------------------------------------------------------------------------------
(6)  CARNIVAL CORP.                                                     1.7%
--------------------------------------------------------------------------------
(7)  CITIGROUP, INC.                                                    1.6%
--------------------------------------------------------------------------------
(8)  INTERPUBLIC GROUP OF COS., INC.                                    1.4%
--------------------------------------------------------------------------------
(9)  GUIDANT CORP.                                                      1.4%
--------------------------------------------------------------------------------
(10) HEALTH MANAGEMENT ASSOCIATES, INC.                                 1.3%
--------------------------------------------------------------------------------
     TOTAL                                                             17.1%

STATISTICS

NUMBER OF HOLDINGS                                                          167
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $37,967
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 28.9
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.5
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                      97%
--------------------------------------------------------------------------------


INVESTMENT MANAGERS AND ALLOCATIONS

                                                                         % OF
INVESTMENT MANAGER                              INVESTMENT STYLE      NET ASSETS
--------------------------------------------------------------------------------
EAGLE ASSET                                     Large-Cap Growth         21.3%
MANAGEMENT, INC.
--------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.                          Mid/Large-Cap            22.5%
                                                Value
--------------------------------------------------------------------------------
TCW INVESTMENT                                  Small/Mid-Cap            23.2%
MANAGEMENT COMPANY                              Blend
--------------------------------------------------------------------------------
THORNBURG INVESTMENT                            Large-Cap Blend          30.2%
MANAGEMENT, INC.
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS % OF PORTFOLIO

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

30.7% CONSUMER NON-DURABLES
23.6% TECHNOLOGY
15.8% FINANCE
11.1% MATERIALS & SERVICES
 3.9% ENERGY
 3.1% UTILITIES
 3.1% CONSUMER DURABLES
 2.7% CAPITAL GOODS
 0.6% TRANSPORTATION
 5.4% CASH & CASH EQUIVALENTS

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


8 Schwab MarketMasters Funds(TM)

SCHWAB BALANCED MARKETMASTERS FUND(TM)

PERFORMANCE AS OF 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                            Fund Category:
                                          Benchmark:         MORNINGSTAR
                                           BALANCED           MODERATE
                              FUND       BLENDED INDEX       ALLOCATION
1 YEAR                        20.25           14.54             15.87
5 YEARS                        5.83            3.33              3.00
SINCE INCEPTION: 11/18/96      7.04            7.40              5.64



PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and two additional indices.

$16,051 FUND
$16,430 BALANCED BLENDED INDEX
$15,808 S&P 500 INDEX
$16,183 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                   Balanced                      Lehman Brothers(R)
                                   Blended       S&P 500(R)        U.S. Aggregate
                      Fund          Index          Index             Bond Index
18-Nov-96           $10,000        $10,000        $10,000               $10,000
30-Nov-96           $10,100        $10,191        $10,271               $10,071
31-Dec-96           $10,059        $10,032        $10,068                $9,977
31-Jan-97           $10,322        $10,420        $10,696               $10,008
28-Feb-97           $10,271        $10,480        $10,780               $10,033
31-Mar-97           $10,018        $10,175        $10,338                $9,922
30-Apr-97           $10,200        $10,600        $10,955               $10,071
31-May-97           $10,676        $11,027        $11,621               $10,166
30-Jun-97           $11,041        $11,376        $12,141               $10,287
31-Jul-97           $11,517        $12,042        $13,106               $10,565
31-Aug-97           $11,284        $11,596        $12,372               $10,475
30-Sep-97           $11,770        $12,046        $13,049               $10,630
31-Oct-97           $11,527        $11,874        $12,613               $10,784
30-Nov-97           $11,558        $12,226        $13,197               $10,834
31-Dec-97           $11,719        $12,401        $13,424               $10,943
31-Jan-98           $11,762        $12,547        $13,573               $11,084
28-Feb-98           $12,251        $13,086        $14,552               $11,075
31-Mar-98           $12,634        $13,506        $15,297               $11,112
30-Apr-98           $12,688        $13,616        $15,452               $11,170
31-May-98           $12,613        $13,527        $15,186               $11,276
30-Jun-98           $12,783        $13,903        $15,802               $11,372
31-Jul-98           $12,677        $13,826        $15,635               $11,396
31-Aug-98           $11,581        $12,718        $13,377               $11,582
30-Sep-98           $11,740        $13,326        $14,235               $11,853
31-Oct-98           $12,092        $13,948        $15,392               $11,790
30-Nov-98           $12,560        $14,487        $16,325               $11,857
31-Dec-98           $13,311        $15,005        $17,265               $11,893
31-Jan-99           $13,693        $15,424        $17,987               $11,977
28-Feb-99           $13,224        $15,028        $17,427               $11,768
31-Mar-99           $13,650        $15,422        $18,124               $11,832
30-Apr-99           $14,130        $15,800        $18,826               $11,870
31-May-99           $13,868        $15,521        $18,381               $11,766
30-Jun-99           $14,326        $16,018        $19,402               $11,728
31-Jul-99           $14,141        $15,691        $18,796               $11,679
31-Aug-99           $14,119        $15,641        $18,702               $11,673
30-Sep-99           $14,119        $15,456        $18,190               $11,808
31-Oct-99           $14,664        $16,066        $19,341               $11,852
30-Nov-99           $15,341        $16,261        $19,734               $11,851
31-Dec-99           $16,742        $16,805        $20,897               $11,794
31-Jan-00           $16,155        $16,276        $19,848               $11,755
29-Feb-00           $17,353        $16,170        $19,472               $11,897
31-Mar-00           $17,390        $17,204        $21,376               $12,054
30-Apr-00           $16,534        $16,874        $20,733               $12,019
31-May-00           $16,033        $16,663        $20,308               $12,013
30-Jun-00           $16,705        $17,048        $20,809               $12,263
31-Jul-00           $16,498        $16,951        $20,485               $12,375
31-Aug-00           $17,341        $17,681        $21,757               $12,554
30-Sep-00           $16,815        $17,165        $20,608               $12,633
31-Oct-00           $16,424        $17,167        $20,522               $12,717
30-Nov-00           $15,508        $16,468        $18,905               $12,925
31-Dec-00           $15,879        $16,639        $18,997               $13,166
31-Jan-01           $16,326        $17,102        $19,672               $13,380
28-Feb-01           $15,502        $16,226        $17,878               $13,497
31-Mar-01           $14,887        $15,641        $16,744               $13,564
30-Apr-01           $15,669        $16,344        $18,045               $13,507
31-May-01           $15,683        $16,449        $18,166               $13,588
30-Jun-01           $15,530        $16,234        $17,725               $13,640
31-Jul-01           $16,748        $16,284        $17,551               $13,945
31-Aug-01           $14,873        $15,747        $16,452               $14,106
30-Sep-01           $13,826        $15,057        $15,123               $14,269
31-Oct-01           $14,133        $15,355        $15,412               $14,568
30-Nov-01           $14,859        $15,977        $16,594               $14,367
31-Dec-01           $15,090        $16,021        $16,740               $14,275
31-Jan-02           $14,933        $15,932        $16,496               $14,390
28-Feb-02           $14,733        $15,810        $16,177               $14,530
31-Mar-02           $15,133        $16,061        $16,785               $14,289
30-Apr-02           $14,919        $15,602        $15,768               $14,566
31-May-02           $14,776        $15,586        $15,652               $14,690
30-Jun-02           $14,219        $14,974        $14,537               $14,817
31-Jul-02           $13,534        $14,347        $13,405               $14,997
31-Aug-02           $13,734        $14,500        $13,492               $15,250
30-Sep-02           $12,963        $13,648        $12,025               $15,497
31-Oct-02           $13,348        $14,343        $13,084               $15,426
30-Nov-02           $13,891        $14,849        $13,854               $15,421
31-Dec-02           $13,659        $14,449        $13,041               $15,741
31-Jan-03           $13,572        $14,227        $12,699               $15,755
28-Feb-03           $13,528        $14,177        $12,509               $15,972
31-Mar-03           $13,557        $14,255        $12,630               $15,959
30-Apr-03           $14,210        $15,007        $13,671               $16,092
31-May-03           $14,906        $15,593        $14,391               $16,391
30-Jun-03           $15,051        $15,701        $14,575               $16,358
31-Jul-03           $15,065        $15,656        $14,832               $15,809
31-Aug-03           $15,428        $15,880        $15,121               $15,913
30-Sep-03           $15,486        $15,947        $14,961               $16,335
31-Oct-03           $16,051        $16,430        $15,808               $16,183

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

  Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Balanced Blended Index is composed of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index.


                                                Schwab MarketMasters Funds(TM) 9

SCHWAB BALANCED MARKETMASTERS FUND(TM)

FUND FACTS as of 10/31/03

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  CITIGROUP, INC.                                                      2.0%
--------------------------------------------------------------------------------
(2)  GINNIE MAE II 6.50%, 11/19/33                                        1.9%
--------------------------------------------------------------------------------
(3)  U.S. TREASURY INDEX PARTICIPATION NOTE                               1.9%
     3.38%, 01/15/07
--------------------------------------------------------------------------------
(4)  U.S. TREASURY BOND 7.50%, 11/15/16                                   1.8%
--------------------------------------------------------------------------------
(5)  U.S. TREASURY NOTE 3.63%, 05/15/03                                   1.8%
--------------------------------------------------------------------------------
(6)  U.S. TREASURY NOTE 2.00%, 11/30/04                                   1.4%
--------------------------------------------------------------------------------
(7)  BANK OF AMERICA CORP.                                                1.1%
--------------------------------------------------------------------------------
(8)  FANNIE MAE 6.50%, 11/13/33                                           1.0%
--------------------------------------------------------------------------------
(9)  FANNIE MAE 4.00%, 08/01/18                                           0.9%
--------------------------------------------------------------------------------
(10) U.S. TREASURY INDEX PARTICIPATION NOTE                               0.9%
     3.63%, 01/15/08
--------------------------------------------------------------------------------
     TOTAL                                                               14.7%

STATISTICS

NUMBER OF LONG HOLDINGS                                                    385
--------------------------------------------------------------------------------
NUMBER OF SHORT POSITIONS                                                    5
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                            $39,301
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                16.8
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.2
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    256%
--------------------------------------------------------------------------------

INVESTMENT MANAGERS AND ALLOCATIONS

                                                                         % OF
INVESTMENT MANAGER                  INVESTMENT STYLE                  NET ASSETS
--------------------------------------------------------------------------------
ARONSON + JOHNSON +                 Large-Cap Value                      32.9%
ORTIZ, LP
--------------------------------------------------------------------------------
EAGLE ASSET                         Large-Cap Growth                     12.2%
MANAGEMENT, INC.
--------------------------------------------------------------------------------
JANUS CAPITAL                       Mid-Cap Value                        17.3%
MANAGEMENT LLC/
PERKINS, WOLF,
MCDONNELL AND
COMPANY, LLC
--------------------------------------------------------------------------------
PACIFIC INVESTMENT                  Total Return                         35.3%
MANAGEMENT                          Fixed-Income
COMPANY LLC
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS % OF EQUITY SECURITIES

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

27.2% FINANCE
20.9% CONSUMER NON-DURABLES
13.9% TECHNOLOGY
13.8% MATERIALS & SERVICES
 8.8% ENERGY
 6.5% UTILITIES
 4.3% CONSUMER DURABLES
 3.1% CAPITAL GOODS
 1.5% TRANSPORTATION

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


10 Schwab MarketMasters Funds(TM)

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                        BENCHMARK:     FUND CATEGORY:
                                         RUSSELL        MORNINGSTAR
                                         2000(R)         SMALL-CAP
                            FUND          INDEX            BLEND
1 YEAR                      54.32%       43.37%            37.84%
5 YEARS                      8.91%        8.34%            11.38%
SINCE INCEPTION: 9/16/97     4.91%        4.35%             6.25%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark.

$13,416 FUND
$12,980 RUSSELL 2000 INDEX

[LINE GRAPH]

                                  Russell
                                  2000(R)
                   Fund            Index
16-Sep-97         $10,000         $10,000
30-Sep-97         $10,260         $10,319
31-Oct-97          $9,930          $9,866
30-Nov-97          $9,770          $9,802
31-Dec-97          $9,886          $9,973
31-Jan-98          $9,701          $9,816
28-Feb-98         $10,277         $10,541
31-Mar-98         $10,781         $10,976
30-Apr-98         $10,832         $11,036
31-May-98         $10,359         $10,441
30-Jun-98         $10,411         $10,463
31-Jul-98          $9,896          $9,615
31-Aug-98          $8,271          $7,748
30-Sep-98          $8,435          $8,355
31-Oct-98          $8,754          $8,696
30-Nov-98          $9,238          $9,151
31-Dec-98          $9,946          $9,718
31-Jan-99         $10,101          $9,847
28-Feb-99          $9,563          $9,049
31-Mar-99         $10,029          $9,191
30-Apr-99         $10,773         $10,014
31-May-99         $10,752         $10,160
30-Jun-99         $11,311         $10,620
31-Jul-99         $11,228         $10,329
31-Aug-99         $10,938          $9,946
30-Sep-99         $10,990          $9,948
31-Oct-99         $11,414          $9,989
30-Nov-99         $12,272         $10,586
31-Dec-99         $13,714         $11,784
31-Jan-00         $13,339         $11,594
29-Feb-00         $15,171         $13,508
31-Mar-00         $14,496         $12,618
30-Apr-00         $13,178         $11,859
31-May-00         $12,482         $11,167
30-Jun-00         $14,003         $12,141
31-Jul-00         $13,478         $11,750
31-Aug-00         $14,924         $12,647
30-Sep-00         $14,164         $12,275
31-Oct-00         $13,146         $11,727
30-Nov-00         $11,325         $10,523
31-Dec-00         $12,156         $11,427
31-Jan-01         $12,795         $12,022
28-Feb-01         $11,698         $11,233
31-Mar-01         $10,879         $10,684
30-Apr-01         $11,927         $11,520
31-May-01         $12,325         $11,803
30-Jun-01         $12,674         $12,210
31-Jul-01         $12,168         $11,550
31-Aug-01         $11,590         $11,177
30-Sep-01         $10,012          $9,672
31-Oct-01         $10,518         $10,238
30-Nov-01         $11,421         $11,030
31-Dec-01         $12,144         $11,711
31-Jan-02         $11,951         $11,589
28-Feb-02         $11,612         $11,272
31-Mar-02         $12,520         $12,178
30-Apr-02         $12,471         $12,289
31-May-02         $12,060         $11,743
30-Jun-02         $11,164         $11,161
31-Jul-02          $9,469          $9,475
31-Aug-02          $9,323          $9,452
30-Sep-02          $8,476          $8,773
31-Oct-02          $8,694          $9,055
30-Nov-02          $9,481          $9,862
31-Dec-02          $8,997          $9,313
31-Jan-03          $8,864          $9,055
28-Feb-03          $8,585          $8,782
31-Mar-03          $8,573          $8,895
30-Apr-03          $9,384          $9,738
31-May-03         $10,668         $10,783
30-Jun-03         $10,946         $10,978
31-Jul-03         $11,600         $11,665
31-Aug-03         $12,314         $12,200
30-Sep-03         $12,193         $11,974
31-Oct-03         $13,416         $12,980

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

  Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                               Schwab MarketMasters Funds(TM) 11

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

FUND FACTS AS OF 10/31/03

FUND CATEGORY 1
[MATRIX]

                                     INVESTMENT STYLE
                               Value      Blend     Growth
MARKET CAP
  Large                        / /        / /       / /
  Medium                       / /        / /       / /
  Small                        / /        /X/       / /

TOP HOLDINGS 2

                                                                       % OF
SECURITY                                                             NET ASSETS
--------------------------------------------------------------------------------
(1)  EFUNDS CORP.                                                      1.1%
--------------------------------------------------------------------------------
(2)  IONICS, INC.                                                      0.9%
--------------------------------------------------------------------------------
(3)  FLOWSERVE CORP.                                                   0.8%
--------------------------------------------------------------------------------
(4)  HOVNANIAN ENTERPRISES, INC.                                       0.8%
--------------------------------------------------------------------------------
(5)  BALDOR ELECTRIC CO.                                               0.8%
--------------------------------------------------------------------------------
(6)  ASCENTIAL SOFTWARE CORP.                                          0.7%
--------------------------------------------------------------------------------
(7)  PULTE CORP.                                                       0.7%
--------------------------------------------------------------------------------
(8)  MDC HOLDINGS, INC.                                                0.7%
--------------------------------------------------------------------------------
(9)  PALL CORP.                                                        0.7%
--------------------------------------------------------------------------------
(10) RAYOVAC CORP.                                                     0.6%
--------------------------------------------------------------------------------
     TOTAL                                                             7.8%

STATISTICS

NUMBER OF HOLDINGS                                                      407
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                          $1,566
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                               --
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                  1.7
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  94%
--------------------------------------------------------------------------------

INVESTMENT MANAGERS AND ALLOCATIONS

                                                                  % OF
INVESTMENT MANAGER                          INVESTMENT STYLE     NET ASSETS
--------------------------------------------------------------------------------
ROYCE & ASSOCIATES,                         Small-Cap Value       40.5%
LLC
--------------------------------------------------------------------------------
TCW INVESTMENT                              Small/Mid-Cap         15.8%
MANAGEMENT COMPANY                          Blend
--------------------------------------------------------------------------------
TOCQUEVILLE ASSET                           Small-Cap Blend       22.7%
MANAGEMENT LP
--------------------------------------------------------------------------------
VEREDUS ASSET                               Small-Cap Growth      19.7%
MANAGEMENT LLC
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS % OF PORTFOLIO

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

27.0% TECHNOLOGY
25.8% MATERIALS & SERVICES
17.4% CONSUMER NON-DURABLES
 7.0% CAPITAL GOODS
 6.9% ENERGY
 4.9% FINANCE
 4.4% CONSUMER DURABLES
 1.7% TRANSPORTATION
 0.6% UTILITIES
 4.3% CASH & CASH EQUIVALENTS

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


12 Schwab MarketMasters Funds(TM)

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

PERFORMANCE AS OF 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                              Fund Category:
                                             Benchmark:         MORNINGSTAR
                                             MSCI-EAFE R          FOREIGN
                                   FUND        INDEX          LARGE-CAP BLEND
1 YEAR                            36.74%       27.03%             22.49%
5 YEARS                            9.04%       -0.22%              0.15%
SINCE INCEPTION: 10/16/96          8.39%        1.57%              2.07%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark.

$17,638 FUND
$11,158 MSCI-EAFE INDEX

[LINE GRAPH]

                          MSCI EAFE(R)
                FUND         INDEX
16-Oct-96      $10,000      $10,000
31-Oct-96       $9,910       $9,836
30-Nov-96      $10,220      $10,228
31-Dec-96      $10,313      $10,096
31-Jan-97      $10,426       $9,742
28-Feb-97      $10,599       $9,902
31-Mar-97      $10,558       $9,938
30-Apr-97      $10,609       $9,991
31-May-97      $11,209      $10,641
30-Jun-97      $11,697      $11,227
31-Jul-97      $11,962      $11,409
31-Aug-97      $11,199      $10,557
30-Sep-97      $11,830      $11,148
31-Oct-97      $11,046      $10,291
30-Nov-97      $10,894      $10,186
31-Dec-97      $11,016      $10,274
31-Jan-98      $11,146      $10,744
28-Feb-98      $11,925      $11,434
31-Mar-98      $12,670      $11,786
30-Apr-98      $12,952      $11,879
31-May-98      $13,265      $11,821
30-Jun-98      $13,157      $11,911
31-Jul-98      $13,525      $12,031
31-Aug-98      $11,654      $10,540
30-Sep-98      $11,006      $10,217
31-Oct-98      $11,438      $11,281
30-Nov-98      $12,011      $11,859
31-Dec-98      $12,481      $12,327
31-Jan-99      $12,820      $12,290
28-Feb-99      $12,415      $11,998
31-Mar-99      $12,853      $12,498
30-Apr-99      $13,815      $13,004
31-May-99      $13,170      $12,335
30-Jun-99      $14,428      $12,816
31-Jul-99      $14,985      $13,196
31-Aug-99      $15,248      $13,245
30-Sep-99      $15,401      $13,379
31-Oct-99      $16,232      $13,881
30-Nov-99      $18,683      $14,362
31-Dec-99      $21,819      $15,652
31-Jan-00      $21,236      $14,658
29-Feb-00      $24,410      $15,052
31-Mar-00      $23,356      $15,636
30-Apr-00      $21,149      $14,814
31-May-00      $20,120      $14,452
30-Jun-00      $21,100      $15,018
31-Jul-00      $20,554      $14,388
31-Aug-00      $21,249      $14,513
30-Sep-00      $20,120      $13,806
31-Oct-00      $19,253      $13,481
30-Nov-00      $18,050      $12,975
31-Dec-00      $18,672      $13,436
31-Jan-01      $18,893      $13,440
28-Feb-01      $17,883      $12,434
31-Mar-01      $16,680      $11,590
30-Apr-01      $17,538      $12,386
31-May-01      $17,496      $11,928
30-Jun-01      $17,178      $11,438
31-Jul-01      $16,639      $11,240
31-Aug-01      $16,182      $10,979
30-Sep-01      $14,495       $9,867
31-Oct-01      $14,937      $10,120
30-Nov-01      $15,588      $10,493
31-Dec-01      $16,028      $10,555
31-Jan-02      $15,659      $ 9,994
28-Feb-02      $15,762      $10,064
31-Mar-02      $16,515      $10,609
30-Apr-02      $16,397      $10,679
31-May-02      $16,338      $10,815
30-Jun-02      $15,674      $10,384
31-Jul-02      $14,006       $9,359
31-Aug-02      $13,947       $9,338
30-Sep-02      $12,368       $8,335
31-Oct-02      $12,899       $8,782
30-Nov-02      $13,548       $9,181
31-Dec-02      $13,092       $8,873
31-Jan-03      $12,560       $8,503
28-Feb-03      $12,103       $8,308
31-Mar-03      $11,911       $8,145
30-Apr-03      $13,224       $8,943
31-May-03      $14,184       $9,485
30-Jun-03      $14,700       $9,715
31-Jul-03      $15,291       $9,950
31-Aug-03      $15,925      $10,190
30-Sep-03      $16,368      $10,504
31-Oct-03      $17,638      $11,158

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

  Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                               Schwab MarketMasters Funds(TM) 13

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

FUND FACTS AS OF 10/31/03

TOP HOLDINGS 1

                                                                          % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  DIAGEO PLC                                                           1.5%
--------------------------------------------------------------------------------
(2)  NESTLE SA                                                            1.4%
--------------------------------------------------------------------------------
(3)  DEUTSCHE BOERSE AG                                                   1.3%
--------------------------------------------------------------------------------
(4)  VIVENDI UNIVERSAL SA                                                 1.2%
--------------------------------------------------------------------------------
(5)  GRUPO TELEVISA SA DE CV                                              1.1%
--------------------------------------------------------------------------------
(6)  GLAXOSMITHKLINE PLC                                                  1.1%
--------------------------------------------------------------------------------
(7)  HENKEL KGAA                                                          1.1%
--------------------------------------------------------------------------------
(8)  AVENTIS SA                                                           1.0%
--------------------------------------------------------------------------------
(9)  JOHN FAIRFAX HOLDINGS LTD.                                           1.0%
--------------------------------------------------------------------------------
(10) MICHAEL PAGE GROUP PLC                                               1.0%
--------------------------------------------------------------------------------
     TOTAL                                                               11.7%

STATISTICS

NUMBER OF HOLDINGS                                                        362
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                           $14,972
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                               27.5
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                    2.5
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    99%


INVESTMENT MANAGERS AND ALLOCATIONS

                                                                        % OF
INVESTMENT MANAGER                          INVESTMENT STYLE          NET ASSETS
AMERICAN CENTURY                            International                23.2%
INVESTMENT                                  Small Company
MANAGEMENT, INC.
--------------------------------------------------------------------------------
ARTISAN PARTNERS                            International                17.1%
LIMITED PARTNERSHIP                         Growth
--------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.                      International                32.3%
                                            Value
--------------------------------------------------------------------------------
WILLIAM BLAIR &                             International                24.6%
COMPANY, LLC                                Growth
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS % OF PORTFOLIO

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

33.6% MATERIALS & SERVICES
18.6% FINANCE
18.3% CONSUMER NON-DURABLES
 5.6% TRANSPORTATION
 5.5% CAPITAL GOODS
 3.6% UTILITIES
 3.4% TECHNOLOGY
 2.4% ENERGY
 1.7% CONSUMER DURABLES
 7.3% CASH & CASH EQUIVALENTS

COUNTRY WEIGHTINGS % OF PORTFOLIO

This chart shows the fund's country composition as of the report date.

[PIE CHART]

16.1% JAPAN
15.5% UNITED KINGDOM
 8.5% GERMANY
 7.9% FRANCE
 7.6% SWITZERLAND
 3.4% NETHERLANDS
 3.0% MEXICO
 2.9% HONG KONG
 2.8% SOUTH KOREA
32.3% OTHER

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


14 Schwab MarketMasters Funds(TM)

SCHWAB U.S. MARKETMASTERS FUND(TM)

Financial Statements

FINANCIAL HIGHLIGHTS

                                                      11/1/02 -     11/1/01 -     11/1/00 -    11/1/99 -     11/1/98 -
                                                      10/31/03      10/31/02      10/31/01     10/31/00      10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period                    7.48         9.20         13.89        14.06         11.43
                                                        ---------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                         (0.01)        0.06          0.38         0.38          0.16
   Net realized and unrealized gains or losses            2.47        (1.68)        (3.21)        1.55          2.91
                                                        ---------------------------------------------------------------------------
   Total income or loss from investment operations        2.46        (1.62)        (2.83)        1.93          3.07
Less distributions:
   Dividends from net investment income                     --        (0.10)        (0.46)       (0.33)        (0.21)
   Distributions from net realized gains                    --           --         (1.40)       (1.77)        (0.23)
                                                        ---------------------------------------------------------------------------
   Total distributions                                      --        (0.10)        (1.86)       (2.10)        (0.44)
                                                        ---------------------------------------------------------------------------
Net asset value at end of period                          9.94         7.48          9.20        13.89         14.06
                                                        ---------------------------------------------------------------------------
Total return (%)                                         32.89       (17.92)       (22.81)       12.98         27.38
RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 1.25         0.74 1,2      0.50 2       0.50 2,3      0.50 2
   Gross operating expenses                               1.42         1.16 2        0.89 2       0.89 2        0.93 2
   Net investment income or loss                         (0.12)        0.50          3.27         2.34          1.23
Portfolio turnover rate                                     97          390           145          179           284
Net assets, end of period ($ x 1,000,000)                  169          129           176          248           181

1 The ratio of net operating expenses would have been 0.83% if certain non-routine expenses (proxy fees) had been included.

2 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

3 The ratio of net operating expenses would have been 0.51% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 15

SCHWAB U.S. MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for futures contracts

 *  American Depositary Receipt

                                                         COST       MARKET VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
 93.7%   COMMON STOCK                                  133,161          158,010
  0.4%   FOREIGN COMMON STOCK                              481              715
  0.2%   SHORT-TERM INVESTMENTS                            295              295
  5.4%   OTHER INVESTMENTS                               9,139            9,139
--------------------------------------------------------------------------------
 99.7%   TOTAL INVESTMENTS                             143,076          168,159
  0.3%   OTHER ASSETS AND LIABILITIES, NET                                  460
--------------------------------------------------------------------------------
100.0%   TOTAL NET ASSETS                                               168,619

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 93.7% of Net Assets

      AEROSPACE / DEFENSE 0.6%
      --------------------------------------------------------------------------
      Lockheed Martin Corp.  9,550                                           443
      United Technologies Corp.  6,400                                       542
                                                                          ------
                                                                             985
      AIR TRANSPORTATION 0.4%
      --------------------------------------------------------------------------
      Southwest Airlines, Inc.  37,500                                       728

      APPAREL 0.7%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  35,565                                    1,227

      BANKS 4.1%
      --------------------------------------------------------------------------
      Bank of America Corp.  3,550                                           269
    o Bank of New York Co., Inc.  57,700                                   1,800
      BankNorth Group, Inc.  29,800                                          933
      Chase Manhattan Corp.  500                                              18
      Mellon Financial Corp.  27,900                                         833
      North Fork Bancorp, Inc.  19,400                                       756
    o Silicon Valley Bancshares  10,500                                      369
      Wells Fargo & Co.  24,600                                            1,385
      Zions Bancorp. 10,000                                                  613
                                                                          ------
                                                                           6,976
      BUSINESS MACHINES & SOFTWARE 4.6%
      --------------------------------------------------------------------------
    o Cisco Systems, Inc.  62,600                                          1,313
    o Dell Computer Corp.  25,200                                            910
    o EMC Corp. 23,230                                                       322
      Hewlett Packard Co.  87,750                                          1,958
    o Maxtor Corp.  41,200                                                   563
      Microsoft Corp.  50,600                                              1,323
    o Oracle Systems Corp.  34,100                                           408
    o Tech Data Corp.  11,000                                                362
    o Unisys Corp. 41,000                                                    630
                                                                          ------
                                                                           7,789
      BUSINESS SERVICES 9.2%
      --------------------------------------------------------------------------
    o Accenture, Ltd. 13,700                                                 321
    o Affiliated Computer Services, Inc.  17,500                             856
    o Aspen Technology, Inc.  79,500                                         636
 o(5) Cendant Corp.  144,900                                               2,960
    o Doubleclick, Inc.  63,400                                              528
    o Ebay, Inc. 2,850                                                       159
    o Eclipsys Corp. 50,700                                                  601
  (3) First Data Corp.  88,750                                             3,168
  (8) Interpublic Group of Cos., Inc.  161,500                             2,403
    o Lamar Advertising Co.  13,200                                          400
    o Network Associates, Inc.  64,000                                       892
      Reynolds & Reynolds Co., Class A  21,600                               587
    o Veritas Software Corp.  10,150                                         367
      Waste Management, Inc.  65,000                                       1,685
                                                                          ------
                                                                          15,563
      CHEMICAL 0.2%
      --------------------------------------------------------------------------
      Rohm & Haas Co.  10,800                                                424


16 See financial notes.

SCHWAB U.S. MARKETMASTERS FUND(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CONSUMER DURABLES 0.7%
      --------------------------------------------------------------------------
    o Leggett & Platt, Inc.  24,700                                          516
    o Maytag Corp.  28,200                                                   716
                                                                          ------
                                                                           1,232
      ELECTRONICS 14.5%
      --------------------------------------------------------------------------
    o Agere Systems, Inc., Class B  358,200                                1,214
    o Agilent Technologies, Inc.  35,850                                     893
    o Alliant Techsystems, Inc.  13,300                                      688
    o Anixter International, Inc.  21,100                                    504
    o Applied Materials, Inc.  20,400                                        477
    o Arrow Electronics, Inc.  36,500                                        779
    o ASML Holding N.V.  20,800                                              365
    o Celestica, Inc.  43,600                                                619
    o Cox Radio, Inc.  12,250                                                271
    o Fairchild Semiconductor Corp.  36,100                                  816
    o Flextronics International Ltd.  18,550                                 260
    o General Motors Corp. Class H  96,100                                 1,579
      Intel Corp. 49,100                                                   1,623
    o LAM Research Corp.  17,750                                             510
    o LSI Logic Corp.  161,350                                             1,491
    o Macromedia, Inc.  18,350                                               351
    o National Semiconductor Corp.  23,650                                   961
    o Nextel Communications, Inc., Class A
      45,900                                                               1,111
    o Novellus System, Inc.  5,150                                           213
      PerkinElmer, Inc. 44,900                                               809
      Seagate Technology  41,200                                             947
      Symbol Technologies, Inc.  28,700                                      358
   *o Taiwan Semiconductor Co. Ltd.  62,823                                  695
    o Tektronix, Inc.  33,600                                                862
    o Teradyne, Inc.  59,700                                               1,360
      Texas Instruments, Inc.  40,300                                      1,165
    o Uniphase Corp.  86,700                                                 308
    o Vishay Intertechnology, Inc.  51,400                                   964
    o Waters Corp.  66,500                                                 2,090
                                                                          ------
                                                                          24,283
      ENERGY: RAW MATERIALS 0.8%
      --------------------------------------------------------------------------
    o Cooper Cameron Corp.  12,500                                           535
      Devon Energy Corp.  11,600                                             563
      ENSCO International, Inc.  11,400                                      300
                                                                          ------
                                                                           1,398
      FOOD & AGRICULTURE 0.9%
      --------------------------------------------------------------------------
      The Pepsi Bottling Group, Inc.  70,000                               1,560

      HEALTHCARE / DRUGS & MEDICINE 12.6%
      --------------------------------------------------------------------------
      Abbott Laboratories  10,050                                            428
      Amgen, Inc. 8,650                                                      534
    o Apogent Technologies, Inc.  44,900                                     986
      Beckman Coulter, Inc.  13,900                                          690
    o Caremark Rx, Inc.  38,400                                              962
    o Charles River Laboratories, Inc.  22,100                               712
      Eli Lilly & Co.  4,800                                                 320
    o Genzyme Corp.  28,775                                                1,321
    o Gilead Sciences, Inc.  5,500                                           300
 o(9) Guidant Corp. 46,000                                                 2,346
 (10) Health Management Associates, Inc.  99,100                           2,195
    o Health Net, Inc.  23,150                                               731
    o IDEC Pharmaceutical Corp.  15,650                                      550
      Johnson & Johnson, Inc.  28,050                                      1,412
    o Medimmune, Inc.  37,650                                              1,004
      Medtronic, Inc. 5,700                                                  260
      Merck & Co., Inc.  12,750                                              564
  (4) Pfizer, Inc. 98,500                                                  3,113
    o Quest Diagnostic, Inc.  29,100                                       1,969
    o St. Jude Medical, Inc.  2,100                                          122
    o Univision Communications, Inc.  9,000                                  306
      Wyeth  9,550                                                           421
                                                                          ------
                                                                          21,246
      HOUSEHOLD PRODUCTS 0.6%
      --------------------------------------------------------------------------
    o Estee Lauder Cos., Inc., Class A  11,600                               433
      Procter & Gamble Co.  5,400                                            531
                                                                          ------
                                                                             964
      INSURANCE 2.1%
      --------------------------------------------------------------------------
      Lincoln National Corp.  25,500                                       1,018
      MBIA, Inc. 18,200                                                    1,085
      St. Paul Cos., Inc.  39,000                                          1,487
                                                                          ------
                                                                           3,590
      MEDIA 8.3%
      --------------------------------------------------------------------------
      Cablevision Systems New York Group,
      Class A  90,000                                                      1,818


                                                         See financial notes. 17

SCHWAB U.S. MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Clear Channel Communications, Inc.  11,650                             476
    o Comcast Corp. Class A  61,400                                        2,003
    o EchoStar Communications Corp.  5,950                                   228
    o Fox Entertainment Group, Inc., Class A  34,100                         945
    o InterActive Corp.  33,080                                            1,214
      Meredith Corp. 5,000                                                   243
    o Metro Goldwyn Mayer, Inc.  46,300                                      739
      Readers Digest Association, Inc.  39,400                               580
    o The Walt Disney Co.  34,600                                            783
 o(1) Time Warner, Inc.  246,100                                           3,763
    o Viacom, Inc., Class B  19,450                                          775
    o Westwood One, Inc.  12,150                                             364
                                                                          ------
                                                                          13,931
      MISCELLANEOUS 0.2%
      --------------------------------------------------------------------------
    o DigitalNet Holdings, Inc.  2,800                                        64
      3M Co. 3,000                                                           237
                                                                          ------
                                                                             301
      MISCELLANEOUS FINANCE 8.4%
      --------------------------------------------------------------------------
      American Express Co.  4,450                                            209
  (7) Citigroup, Inc. 57,800                                               2,740
      Countrywide Credit Industries, Inc.  8,550                             899
    o E*TRADE Group, Inc.  160,000                                         1,648
      Fannie Mae  23,100                                                   1,656
      Freddie Mac  14,200                                                    797
      Lehman Brothers Holdings, Inc.  6,100                                  439
      Merrill Lynch & Co., Inc.  2,350                                       139
      Sovereign Bancorp, Inc.  90,000                                      1,873
      The Goldman Sachs Group, Inc.  5,000                                   469
  (2) Washington Mutual, Inc.  75,200                                      3,290
                                                                          ------
                                                                          14,159
      NON-DURABLES & ENTERTAINMENT 3.3%
      --------------------------------------------------------------------------
    o American Greetings Corp. Class A  32,000                               683
      Darden Restaurants, Inc.  31,100                                       651
    o Electronic Arts, Inc.  15,700                                        1,555
    o EMCOR Group, Inc.  23,100                                              871
    o Yum! Brands, Inc.  50,000                                            1,707
                                                                          ------
                                                                           5,467
      NON-FERROUS METALS 0.5%
      --------------------------------------------------------------------------
    o Phelps Dodge Corp.  13,700                                             846

      OIL: DOMESTIC 2.8%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  19,300                                             996
      Marathon Oil Corp.  41,100                                           1,215
    o Pride International, Inc.  17,900                                      293
    o Transocean, Inc.  38,400                                               737
      Unocal Corp.  46,700                                                 1,480
                                                                          ------
                                                                           4,721
      PAPER & FOREST PRODUCTS 0.7%
      --------------------------------------------------------------------------
      Kimberly-Clark Corp.  22,400                                         1,183

      PRODUCER GOODS & MANUFACTURING 2.3%
      --------------------------------------------------------------------------
      Deere & Co.  18,500                                                  1,122
      Dover Corp.  15,000                                                    585
      General Electric Co.  38,050                                         1,104
      Pall Corp.  16,900                                                     395
      York International Corp.  18,300                                       727
                                                                          ------
                                                                           3,933
      REAL PROPERTY 0.4%
      --------------------------------------------------------------------------
      Boston Properties, Inc.  16,800                                        743

      RETAIL 9.9%
      --------------------------------------------------------------------------
    o American Eagle Outfitters, Inc.  39,300                                629
    o Best Buy Co., Inc.  30,000                                           1,749
      Circuit City Stores, Inc.  67,100                                      640
    o Costco Cos., Inc.  50,000                                            1,769
      Home Depot, Inc.  19,700                                               730
      J.C. Penny Co., Inc.  45,300                                         1,071
    o Kohls Corp.  8,550                                                     479
    o Kroger Co.  80,000                                                   1,399
      Lowe's Cos., Inc.  25,400                                            1,497
      Talbots, Inc.  18,500                                                  608
      Target Corp.  34,750                                                 1,381
      The Gap, Inc.  110,000                                               2,099
      Tiffany & Co.  35,000                                                1,661
      Wal-Mart Stores, Inc.  15,550                                          917
                                                                          ------
                                                                          16,629


18 See financial notes.

SCHWAB U.S. MARKETMASTERS FUND(TM)

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TELEPHONE 1.0%
      --------------------------------------------------------------------------
    o Liberty Media Corp. Class A  160,000                                 1,614

      TRAVEL & RECREATION 2.2%
      --------------------------------------------------------------------------
  (6) Carnival Corp.  81,950                                               2,861
    o Harrah's Entertainment, Inc.  7,850                                    342
    o Starwood Hotel & Resorts Worldwide, Inc.  14,600                       492
                                                                           -----
                                                                           3,695
      TRUCKING & FREIGHT 0.2%
      --------------------------------------------------------------------------
      United Parcel Service, Inc.  3,800                                     276
      Overnite Corp.  3,150                                                   70
                                                                           -----
                                                                             346
      UTILITIES: ELECTRIC & GAS 1.5%
      --------------------------------------------------------------------------
      Dominion Resources, Inc.  26,700                                     1,645
      El Paso Energy Corp.  113,400                                          832
                                                                           -----
                                                                           2,477
      FOREIGN COMMON STOCKS 0.4% of Net Assets

      SOUTH KOREA 0.4%
      --------------------------------------------------------------------------
      Samsung Electronics Co.  1,800                                         715

      SECURITY                                     FACE VALUE        MKT. VALUE
        RATE, MATURITY DATE                        ($ x 1,000)       ($ x 1,000)
      SHORT-TERM INVESTMENTS 0.2% of Net Assets

      U.S. GOVERNMENT SECURITIES 0.2%
      --------------------------------------------------------------------------
    = U.S. Treasury Bills
        0.93%, 12/18/03                                   295                295

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENTS 5.4% of Net Assets

      OTHER INVESTMENT COMPANIES 5.4%
      --------------------------------------------------------------------------
      Provident Institutional Funds --
      TempCash 882,417                                                       882
    = Provident Institutional Funds --
      TempFund 8,257,350                                                   8,257
                                                                           -----
                                                                           9,139

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 19

SCHWAB U.S. MARKETMASTERS FUND(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                         $168,159 a
Receivables:
   Fund shares sold                                                       148
   Dividends                                                              159
   Due from brokers for futures                                             4
   Investments sold                                                     1,810
Prepaid expenses                                                 +         10
                                                                 ------------
TOTAL ASSETS                                                          170,290

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    38
   Investments bought                                                   1,575
   Investment adviser and administrator fees                                8
   Transfer agency and shareholder service fees                             2
Accrued expenses                                                 +         48
                                                                 ------------
TOTAL LIABILITIES                                                       1,671

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          170,290
TOTAL LIABILITIES                                                -      1,671
                                                                 ------------
NET ASSETS                                                           $168,619

NET ASSETS BY SOURCE
Capital received from investors                                       207,552
Net realized capital losses                                           (64,185) b
Net unrealized capital gains                                           25,252 b

NET ASSET VALUE (NAV)
                               SHARES
NET ASSETS       +        /OUTSTANDING                =  NAV
$ 168,619                      16,965                  $9.94

Unless stated, all numbers x 1,000.

a The fund paid $143,076 for these securities. Not counting short-term obligations and government securities, the fund paid $129,549 for securities during the report period and received $126,742 from securities it sold or that matured.

b These derive from investments, foreign currency transactions and futures. As of the report date, the fund had seventeen open S&P 500 futures contracts due to expire on December 19, 2003, with an aggregate net contract value of 4,460 and a net unrealized gain of $169.

FEDERAL TAX DATA
------------------------------------------------------
PORTFOLIO COST                               $144,331

NET UNREALIZED GAINS AND LOSSES:
Gains                                         $27,209
Losses                                   +     (3,381)
                                         -------------
                                              $23,828
UNDISTRIBUTED EARNINGS:
Ordinary income                                   $--
Long-term capital gains                           $--
UNUSED CAPITAL LOSSES:
Expires 10/31 of:                        Loss amount:
   2009                                       $27,772
   2010                                        34,385
   2011                                  +        604
                                         -------------
                                              $62,761
RECLASSIFICATIONS:
Net investment income not
   yet distributed                               $170
Reclassified as:
   Capital received
   from investors                               ($170)


20 See financial notes.

SCHWAB U.S. MARKETMASTERS FUND(TM)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                              $1,580 a
Interest                                                          +         2
                                                                  -----------
TOTAL INVESTMENT INCOME                                                 1,582
NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (444)
Net realized gains of futures contracts                           +       474
                                                                  -----------
NET REALIZED GAINS                                                         30

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                    40,325
Net unrealized losses on futures contracts                        +      (195)
                                                                  -----------
NET UNREALIZED GAINS                                                   40,130

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                               1,402 b
Transfer agent and shareholder service fees                               350 c
Trustees' fees                                                              6 d
Custodian and portfolio accounting fees                                   109
Professional fees                                                          34
Registration fees                                                          15
Shareholder reports                                                        60
Other expenses                                                    +        11
                                                                  -----------
Total expenses                                                          1,987
Expense reduction                                                 +      (235) e
                                                                  -----------
NET EXPENSES                                                            1,752

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 1,582
NET EXPENSES                                                      -     1,752
                                                                  -----------
NET INVESTMENT LOSS                                                      (170)
NET REALIZED GAINS                                                         30 f
NET UNREALIZED GAINS                                              +    40,130 f
                                                                  -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $39,990

Unless stated, all numbers x 1,000.

a An additional $10 was withheld for foreign taxes.

b Calculated as 1.00% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e This reduction was made by the investment advisor (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 1.25% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $40,160.


                                                         See financial notes. 21

SCHWAB U.S. MARKETMASTERS FUND(TM)

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                      11/1/02 - 10/31/03    11/1/01 - 10/31/02
Net investment income or losses                    ($170)                 $834
Net realized gains or losses                          30               (35,944)
Net unrealized gains                           +  40,130                 5,875
                                               ---------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                   39,990               (29,235)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  --                 1,826 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    11/1/02 - 10/31/03       11/1/01 - 10/31/02
                                   SHARES          VALUE     SHARES       VALUE
Shares sold                         3,184        $28,358      2,107     $18,996
Shares reinvested                      --             --        180       1,826
Shares redeemed                 +  (3,420)       (28,461)    (4,234)    (37,188)
                                ------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                               (236)         ($103)    (1,947)   ($16,366)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/02 - 10/31/03       11/1/01 - 10/31/02
                                  SHARES   NET ASSETS     SHARES   NET ASSETS
Beginning of period               17,201     $128,732     19,148     $176,159
Total increase or decrease     +    (236)      39,887     (1,947)     (47,427) b
                               -------------------------------------------------
END OF PERIOD                     16,965     $168,619     17,201     $128,732 c

Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

CURRENT PERIOD
Ordinary income                           $--
Long-term capital gains                   $--

PRIOR PERIOD
Ordinary income                        $1,826
Long-term capital gains                   $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c There is no distributable net investment income at the end of the current and prior period.


22 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

Financial Statements

FINANCIAL HIGHLIGHTS

                                                      11/1/02-    11/1/01-        11/1/00-     11/1/99-        11/1/98-
                                                      10/31/03    10/31/02        10/31/01     10/31/00        10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   9.35       10.12           13.44        13.44           11.36
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.12        0.20            0.43         0.45            0.27
   Net realized and unrealized gains or losses           1.75       (0.73)          (2.12)        1.18            2.11
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       1.87       (0.53)          (1.69)        1.63            2.38
Less distributions:
   Dividends from net investment income                 (0.15)      (0.24)          (0.52)       (0.35)          (0.30)
   Distributions from net realized gains                   --          --           (1.11)       (1.28)             --
                                                      ------------------------------------------------------------------------------
   Total distributions                                  (0.15)      (0.24)          (1.63)       (1.63)          (0.30)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        11.07        9.35           10.12        13.44           13.44
                                                      ------------------------------------------------------------------------------
Total return (%)                                        20.25       (5.55)         (13.95)       12.00           21.28

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                1.10        0.72 1,2        0.50 2       0.50 2,3        0.50 2
   Gross operating expenses                              1.33        1.10 2          0.89 2       0.90 2          0.95 2
   Net investment income                                 1.13        1.89            3.67         3.18            2.20
Portfolio turnover rate                                   256         380              95          114             244
Net assets, end of period ($ x 1,000,000)                 109          97             118          153             122


1 The ratio of net operating expenses would have been 0.76% if certain non-routine expenses (proxy fees) had been included.

2 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

3 The ratio of net operating expenses would have been 0.51% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 23

SCHWAB BALANCED MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for futures contracts

 *  American Depositary Receipt

 +  Credit-enhanced security

 @  Collateral for Short Sales

 ~  Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                       COST/
                                     PROCEEDS     MARKET VALUE
HOLDINGS BY CATEGORY                ($ x 1,000)   ($ x 1,000)
--------------------------------------------------------------
  60.9%    COMMON STOCK                 57,032        66,343
   8.7%    U.S. GOVERNMENT
           SECURITIES                    9,488         9,532
  13.5%    AGENCY MORTGAGE-
           BACKED SECURITIES            14,813        14,763
   3.9%    CORPORATE BONDS               4,001         4,202
   1.8%    MUNICIPAL BONDS               2,010         1,945
   1.3%    NON-AGENCY
           MORTGAGE-BACKED
           SECURITIES                    1,399         1,395
   8.5%    SHORT-TERM
           INVESTMENTS                   9,258         9,259
   6.4%    OTHER INVESTMENTS             7,019         7,019
   0.0%    OPTIONS                           2             2
--------------------------------------------------------------
 105.0%    TOTAL INVESTMENTS           105,022       114,460

(11.9%)    SHORT SALES                 (12,875)      (12,948)
 (0.1%)    OPTIONS WRITTEN                (182)         (158)
   7.0%    OTHER ASSETS AND
           LIABILITIES, NET                            7,619
--------------------------------------------------------------
 100.0%    TOTAL NET ASSETS                          108,973

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK  60.9% of Net Assets

      AEROSPACE / DEFENSE   0.3%
      --------------------------------------------------------------------------
      Lockheed Martin Corp.    3,400                                         157
      United Technologies Corp.  2,300                                       195
                                                                           -----
                                                                             352
      ALCOHOLIC BEVERAGES   0.1%
      --------------------------------------------------------------------------
      Coors (Adolph) Co. Class B   1,800                                     101

      APPAREL 0.1%
      --------------------------------------------------------------------------
    o Jones Apparel Group, Inc.    4,100                                     141

      AUTOMOBILE PRODUCTS / MOTOR VEHICLES 2.1%
      --------------------------------------------------------------------------
      Autoliv, Inc. 16,400                                                   543
    o Autonation, Inc. 12,400                                                232
      Borg Warner, Inc. 2,000                                                159
      Cooper Tire & Rubber Co. 5,200                                         102
      Genuine Parts Co. 8,800                                                280
    o Lear Corp. 3,900                                                       227
    * Magna International, Inc.  3,000                                       241
      Polars Industries Partners LP  1,500                                   128
      Smith (A.O.) Corp. Class B   3,000                                      95
    o United Defense Industries, Inc.  7,700                                 249
                                                                           -----
                                                                           2,256
      BANKS 5.5%
      --------------------------------------------------------------------------
      Associated Bancorp.  4,300                                             177
  (7) Bank of America Corp.  16,400                                        1,242
      Bank of Hawaii Corp. 1,000                                              39
      Brookline Bancorp, Inc. 11,300                                         167
      Chase Manhattan Corp.  16,650                                          598
      City National Corp. 3,100                                              187
    o Compass Bancshares, Inc. 5,000                                         189
    * Doral Financial Corp.    6,900                                         348
      First Tennessee National Corp.  6,600                                  299
      Marshall & Ilsley Corp.  5,700                                         204
      Mercantile Bankshares Corp.  6,000                                     254
      PNC Financial Services Corp. 2,800                                     150
      Popular, Inc. 4,100                                                    185
                                                                           -----
      Regions Financial Corp.  7,300                                         268


24  See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Southtrust Corp. 7,300                                                 233
      Union Planters Corp. 6,700                                             223
      UnionBanCal Corp.    6,400                                             347
      Wachovia Corp. 17,300                                                  794
      Wilmington Trust Co. 3,800                                             128
                                                                          ------
                                                                           6,032
      BUSINESS MACHINES & SOFTWARE 2.6%
      --------------------------------------------------------------------------
    o Adaptec, Inc. 4,400                                                     38
      Autodesk, Inc. 6,500                                                   125
    o Cisco Systems, Inc.  36,100                                            757
    o Dell Computer Corp.  9,100                                             329
    o EMC Corp. 8,700                                                        120
      Hewlett Packard Co. 8,200                                              183
    o Integrated Device Technology, Inc. 11,000                              173
      Microsoft Corp. 19,550                                                 511
    o Oracle Systems Corp. 12,650                                            151
    o Sybase, Inc. 16,600                                                    297
    o Tech Data Corp. 4,500                                                  148
                                                                          ------
                                                                           2,832
      BUSINESS SERVICES 3.4%
      --------------------------------------------------------------------------
    o Accenture, Ltd. 22,400                                                 524
    o Cendant Corp. 39,950                                                   816
    o Citrix Systems, Inc. 6,200                                             157
    o Convergys Corp. 8,800                                                  141
    o Ebay, Inc. 1,000                                                        56
      Factset Research Systems, Inc. 2,900                                   127
      First Data Corp. 4,200                                                 150
    o GTech Holdings Corp.  3,800                                            170
      H&R Block, Inc. 3,100                                                  146
    o Informatica Corp. 9,200                                                100
    o Internet Security Systems, Inc.  7,400                                 121
    o Invitrogen Corp. 2,300                                                 146
    o ITT Educational Services, Inc.   2,800                                 140
    o Lamar Advertising Co.  4,900                                           149
    o Netiq Corp. 8,400                                                      102
    o Openwave Systems, Inc. 5,700                                            74
    o Polycom, Inc. 7,600                                                    152
    o Priority Healthcare Corp. Class B  4,400                                95
    o Republic Services, Inc., Class A   9,500                               221
    o Veritas Software Corp. 3,750                                           136
                                                                          ------
                                                                           3,723
      CHEMICAL 0.7%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc. 2,000                                    91
    o Cytec Industries, Inc. 7,200                                           251
      Lubrizol Corp. 3,200                                                    97
      Monsanto Co. 9,700                                                     243
      Sigma Aldrich Corp.  1,500                                              79
                                                                          ------
                                                                             761
      CONSTRUCTION 1.9%
      --------------------------------------------------------------------------
      Centex Corp. 3,500                                                     341
    o Dycom Industries, Inc. 4,400                                            95
    o EMCOR Group, Inc.   2,100                                               79
      Fluor Corp. 5,000                                                      186
      KB Home 4,100                                                          281
    o NVR, Inc. 300                                                          147
      Pulte Corp. 6,800                                                      588
      Standard Pacific Corp.  4,000                                          191
      The Ryland Group, Inc.  1,800                                          160
                                                                          ------
                                                                           2,068
      CONSUMER DURABLES 0.6%
      --------------------------------------------------------------------------
    o Furniture Brands International, Inc. 4,100                             100
      Hillenbrand Indutries, Inc.  4,100                                     244
      La-Z-Boy Chair Co.   8,800                                             178
      Newell Rubbermaid, Inc. 3,200                                           73
    o Rent-A-Center, Inc.  3,500                                             109
                                                                          ------
                                                                             704
      CONTAINERS 0.1%
      --------------------------------------------------------------------------
      Ball Corp. 2,200                                                       124

      ELECTRONICS 4.1%
      --------------------------------------------------------------------------
    o Agilent Technologies, Inc. 13,500                                      336
    o Applied Materials, Inc.   7,500                                        175
    o ASML Holding N.V.    8,250                                             145
    o Avnet, Inc. 10,200                                                     198
    o Cox Radio, Inc.      4,600                                             102
    o Fairchild Semiconductor Corp.  20,000                                  452
    o Flextronics International Ltd.  6,850                                   96


                                                         See financial notes. 25

SCHWAB BALANCED MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Intel Corp. 23,250                                                     768
    o LAM Research Corp.   6,550                                             188
    o LSI Logic Corp.  28,550                                                264
    o National Semiconductor Corp.  3,650                                    148
    o Newport Corp. 7,200                                                    114
    o Nextel Communications, Inc., Class A 6,900                             167
    o Novellus System, Inc.  1,900                                            79
    o Pinnacle Systems, Inc. 14,700                                          102
      Scientific Atlanta, Inc.   9,800                                       290
    o Silicon Storage Technologies, Inc. 8,200                                92
    o Stratex Networks, Inc.  19,000                                          61
    o Synopsys, Inc. 4,000                                                   127
   *o Taiwan Semiconductor Co. Ltd. 23,133                                   256
    o Tellabs, Inc. 13,700                                                   103
    o Uniphase Corp.  32,500                                                 115
    o Vishay Intertechnology, Inc.   6,400                                   120
                                                                          ------
                                                                           4,498

      ENERGY: RAW MATERIALS   2.0%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  2,500                                        109
      Arch Coal, Inc. 7,500                                                  184
      Burlington Resources, Inc.  4,400                                      214
      EOG Resources, Inc.  4,200                                             177
    o Forest Oil Corp.  6,300                                                148
    o Joy Global, Inc.  12,500                                               238
    o Key Energy Group, Inc.   15,000                                        131
      Noble Energy, Inc.  5,000                                              198
      Occidental Petroleum Corp.  12,000                                     423
      Tidewater, Inc. 7,000                                                  192
      Valero Energy Corp.  4,400                                             188
                                                                          ------
                                                                           2,202

      FOOD & AGRICULTURE 1.4%
      --------------------------------------------------------------------------
      Agrium, Inc. 19,800                                                    304
      Bunge Ltd. 5,300                                                       144
      Fresh Del Monte Produce, Inc. 9,400                                    235
      H.J. Heinz Co. 2,700                                                    95
      Hormel Foods Corp.  4,000                                               99
      Supervalu, Inc.     18,500                                             466
      Tyson Foods, Inc.   15,600                                             223
                                                                          ------
                                                                           1,566

      HEALTHCARE / DRUGS & MEDICINE  5.6%
      --------------------------------------------------------------------------
      Abbott Laboratories  3,950                                             168
    o American Pharmaceutical Partners, Inc. 7,200                           175
      Amgen, Inc. 3,350                                                      207
      Bausch & Lomb, Inc.  3,300                                             159
      Bristol-Meyers Squibb Co.  6,900                                       175
    o Covance, Inc. 5,200                                                    135
    o Cytec Corp. 7,300                                                       94
      Eli Lilly & Co. 2,700                                                  180
    o Gilead Sciences, Inc. 1,950                                            107
    o Haemonetics Corp.     2,700                                             62
    o Health Net, Inc. 9,200                                                 291
    o Humana, Inc. 5,800                                                     118
    o IDEC Pharmaceutical Corp.  5,500                                       193
      Invacare Corp. 4,200                                                   172
      Johnson & Johnson, Inc.   10,650                                       536
    o King Pharmaceuticals, Inc. 11,700                                      157
    o Laboratory Corporation of America 5,600                                199
    o Lifepoint Hospitals, Inc.   3,600                                       93
    o Manor Care, Inc. 6,900                                                 230
      McKesson Corp. 7,650                                                   232
    o Medimmune, Inc.      13,950                                            372
      Medtronic, Inc. 2,400                                                  109
      Merck & Co., Inc. 7,550                                                334
      Mylan Laboratories, Inc.  2,250                                         54
      Omnicare, Inc. 6,100                                                   234
    o Pacificare Health Systems, Inc.   3,300                                196
      Pfizer, Inc. 16,750                                                    529
    o Province Healthcare Co.    11,300                                      145
    o St. Jude Medical, Inc. 700                                              41
    o Steris Corp. 4,700                                                      98
    o Univision Communications, Inc. 3,600                                   122
      Wyeth 3,350                                                            148
                                                                          ------
                                                                           6,065
      HOUSEHOLD PRODUCTS  0.2%
      --------------------------------------------------------------------------
      Procter & Gamble Co.  1,800                                            177

      INSURANCE 3.5%
      --------------------------------------------------------------------------
      Allstate Corp. 11,900                                                  470
      Cincinnati Financial Corp.  3,300                                      135


26 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Everest Reinsurance Group Ltd.    3,400                                282
      Fidelity National Financial, Inc. 9,125                                282
      First American Financial Corp.    9,600                                275
      Lincoln National Corp.        6,200                                    248
      Mercury General Corp.         3,600                                    171
      Old Republic International Corp.  12,500                               449
      PMI Group, Inc. 8,400                                                  321
    o Principal Financial Group, Inc.   11,300                               354
      Radian Group, Inc.                 5,100                               270
      RenaissanceRe Holdings Ltd.    5,800                                   261
    o StanCorp Financial Group, Inc. 2,100                                   132
      Torchmark Corp. 4,300                                                  189
                                                                          ------
                                                                           3,839
      MEDIA 2.3%
      --------------------------------------------------------------------------
      Blockbuster, Inc. 7,200                                                139
    o Clear Channel Communications, Inc. 4,400                               180
    o Comcast Corp. Class A              2,400                                78
    o EchoStar Communications Corp.  2,200                                    84
      Knight-Ridder, Inc.   1,800                                            132
      McGraw Hill Cos., Inc.   1,700                                         114
    o Panamsat Corp. 7,900                                                   163
      Readers Digest Association, Inc.   11,900                              175
    o The Walt Disney Co.  13,800                                            312
    o Time Warner, Inc.    31,300                                            479
    o Tom Brown, Inc. 7,000                                                  189
    o Viacom, Inc., Class B  7,550                                           301
    o Westwood One, Inc.       4,700                                         141
                                                                          ------
                                                                           2,487
      MISCELLANEOUS 0.1%
      --------------------------------------------------------------------------
    o DigitalNet Holdings, Inc.   1,000                                       23
      3M Co. 1,000                                                            79
                                                                          ------
                                                                             102
      MISCELLANEOUS FINANCE  7.4%
      --------------------------------------------------------------------------
      A.G. Edwards, Inc.  3,300                                              134
      American Express Co. 1,700                                              80
      Astoria Financial Corp.  4,900                                         170
      CIT Group, Inc. 7,800                                                  262
  (1) Citigroup, Inc. 46,100                                               2,185
      Countrywide Credit Industries, Inc. 6,900                              725
      Fannie Mae 1,800                                                       129
      Flagstar Bancorp, Inc. 9,400                                           210
    o Franklin Resources, Inc.  3,000                                        142
      Home Properties of New York, Inc.  5,500                               212
      Independence Community Bank Corp. 4,100                                151
      IndyMac Bankcorp, Inc.  9,500                                          279
      IPC Holdings Ltd. 7,500                                                281
      Lehman Brothers Holdings, Inc.  5,550                                  399
      LNR Property Corp.   3,700                                             151
      MDC Holdings, Inc.   4,000                                             269
      Merrill Lynch & Co., Inc.   700                                         41
      Morgan Stanley 8,600                                                   472
      The Bear Stearns Cos., Inc.  4,900                                     374
      The Goldman Sachs Group, Inc.  1,800                                   169
      Waddell & Reed Financial, Inc. 5,400                                   120
      Washington Federal, Inc. 10,400                                        274
      Washington Mutual, Inc.  14,300                                        626
      Webster Financial Corp.  3,600                                         161
                                                                          ------
                                                                           8,016
      NON-DURABLES & ENTERTAINMENT  0.9%
      --------------------------------------------------------------------------
    o Activision, Inc. 12,550                                                189
    o American Greetings Corp. Class A  5,300                                113
    o CBRL Group, Inc. 7,500                                                 291
    o Energizer Holdings, Inc.   4,200                                       155
      Wendy's International, Inc.   5,000                                    185
                                                                          ------
                                                                             933
      NON-FERROUS METALS 0.6%
      --------------------------------------------------------------------------
      Alcan Aluminum Ltd.  3,600                                             144
      Engelhard Corp. 4,600                                                  131
      Freeport-McMoRan Copper & Gold, Inc.,
      Class B 9,200                                                          357
                                                                          ------
                                                                             632
      OIL: DOMESTIC 2.4%
      --------------------------------------------------------------------------
      Amerada Hess Corp.   5,200                                             268
    o Cal Dive International, Inc.  7,800                                    162
      Chesapeake Energy Corp.  12,800                                        153
      Chevron Corp. 1,900                                                    141
    o Cimarex Energy Co.   4,500                                              92
      Marathon Oil Corp.  12,500                                             370
    o National Oilwell, Inc.   4,600                                          88
    o Newfield Exploration Co.  5,800                                        230


                                                         See financial notes. 27

SCHWAB BALANCED MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

    o Precision Drilling Corp.   6,300                                       248
      Sunoco, Inc.     6,400                                                 280
      Talisman Energy, Inc.    3,200                                         156
      Teekay Shipping Corp.    9,900                                         477
                                                                          ------
                                                                           2,665
      OIL: INTERNATIONAL  0.9%
      --------------------------------------------------------------------------
      ExxonMobil Corp.  23,200                                               849
      GlobalSantaFe Corp.    4,600                                           103
                                                                          ------
                                                                             952
      OPTICAL & PHOTO  0.3%
      --------------------------------------------------------------------------
      Eastman Kodak Co.     6,900                                            169
    o Ingram Micro, Inc., Class A    13,800                                  204
                                                                          ------
                                                                             373
      PAPER & FOREST PRODUCTS  0.5%
      --------------------------------------------------------------------------
    o Louisiana-Pacific Corp. 7,100                                          135
      Rayonier, Inc.   5,250                                                 221
      Temple Inland, Inc.  4,500                                             243
                                                                          ------
                                                                             599
      PRODUCER GOODS & MANUFACTURING  1.4%
      --------------------------------------------------------------------------
      Briggs & Stratton Corp.  1,800                                         117
      General Electric Co.   13,450                                          390
      Graco, Inc.      3,600                                                 137
      Grainger, Inc.   3,500                                                 160
      Harsco Corp.     4,000                                                 153
      Hon Industries, Inc.   2,900                                           119
    o Mettler-Toledo International, Inc.   5,800                             223
      Pentair, Inc.    2,800                                                 115
      Trinity Industries, Inc.   5,000                                       127
                                                                          ------
                                                                           1,541
      RAILROAD & SHIPPING  0.3%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp. 3,000                                87
    * Canadian Pacific Railway Ltd.  2,600                                    73
    o Kansas City Southern Industries, Inc. 15,800                           209
                                                                          ------
                                                                             369
      REAL PROPERTY    0.3%
      --------------------------------------------------------------------------
      First Industrial Realty Trust, Inc.  5,700                             184
      Plum Creek Timber Co., Inc.   3,300                                     87
                                                                          ------
                                                                             271
      RETAIL 3.1%
      --------------------------------------------------------------------------
      Albertson's, Inc.     15,100                                           306
    o Barnes & Noble, Inc.     7,800                                         232
    o BJ's Wholesale Club, Inc.  8,200                                       211
      Claire's Stores, Inc.    3,900                                         151
      CVS Corp.          7,100                                               250
    o Federated Department Stores, Inc.  9,200                               437
      Foot Locker, Inc.  5,200                                                93
      Home Depot, Inc.   7,150                                               265
    o Kohls Corp.         3,150                                              177
    o Kroger Co.          21,300                                             372
    o Safeway, Inc.       8,000                                              169
      Talbots, Inc.      2,400                                                79
      Tandy Corp.        4,300                                               129
      Target Corp.       1,650                                                66
    o Toys `R' Us, Inc.  3,800                                                49
      Wal-Mart Stores, Inc.   6,150                                          363
                                                                          ------
                                                                           3,349
      SANITARY SERVICES   0.3%
      --------------------------------------------------------------------------
    o Citizens Utilities Co., Class B  21,600                                269

      STEEL 0.3%
      --------------------------------------------------------------------------
      Nucor Corp.  1,900                                                     104
    o Steel Dynamics, Inc.  10,700                                           199
                                                                          ------
                                                                             303
      TELECOMMUNICATIONS SERVICES & EQUIPMENT  0.1%
      --------------------------------------------------------------------------
    o Advanced Fibre Communications, Inc. 3,600                               87

      TELEPHONE  1.6%
      --------------------------------------------------------------------------
    o Amdocs Ltd.   7,600                                                    163
      BellSouth Corp.  26,100                                                687
      SBC Communications, Inc.  15,600                                       374
      Verizon Communications, Inc.  15,600                                   524
                                                                          ------
                                                                           1,748
      TOBACCO   0.5%
      --------------------------------------------------------------------------
      Altria Group, Inc.  3,100                                              144

See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      R.J. Reynolds Tobacco Holdings, Inc. 7,800                             375
                                                                          ------
                                                                             519
      TRAVEL & RECREATION 0.6%
      --------------------------------------------------------------------------
      Carnival Corp.  2,350                                                   82
   *o Fairmont Hotels & Resorts, Inc.  7,000                                 180
    o Harrah's Entertainment, Inc. 3,100                                     135
    o Mandalay Resort Group   3,500                                          137
      Station Casinos, Inc.   4,800                                          143
                                                                          ------
                                                                             677
      TRUCKING & FREIGHT 0.7%
      --------------------------------------------------------------------------
    o CNF, Inc. 3,200                                                        112
    o Overnite Corp. 1,150                                                    26
      Ryder Systems, Inc.  8,800                                             264
    o Sanmina-SCI Corp.  6,200                                                65
      U.S. Freightways Corp.  5,700                                          182
      United Parcel Service, Inc.  1,400                                     101
                                                                          ------
                                                                             750
      UTILITIES : ELECTRIC & GAS  2.1%
      --------------------------------------------------------------------------
      Alliant Energy Corp.  6,000                                            144
      American Electric Power Co., Inc.   5,100                              144
      Constellation Energy Group, Inc.  5,100                                185
    o Edison International   17,300                                          341
      Entergy Corp.      2,400                                               129
      Exelon Corp. 2,100                                                     133
      Nisource, Inc.    9,600                                                199
      Northeast Utilities   7,400                                            140
      Oneok, Inc. 7,100                                                      141
      Sempra Energy         12,600                                           350
      Wisconsin Energy Corp.    6,400                                        210
      Xcel Energy, Inc.   8,800                                              144
                                                                          ------
                                                                           2,260

      SECURITY                                         FACE VALUE     MKT. VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
      U.S. GOVERNMENT SECURITIES  8.7% of Net Assets
      U.S. Treasury Bond

 @(4)    7.50%, 11/15/16                                   1,550           1,961
         5.50%, 08/15/28                                     100             103

      U.S. Treasury Index Participation
      Note
 @(3)    3.38%, 01/15/07                                   1,600           2,033
@(10)    3.63%, 01/15/08                                     750             952
      U.S. Treasury Note
 @(6)    2.00%, 11/30/04                                   1,500           1,512
    @    1.75%, 12/31/04                                     500             503
 ~(5)    3.63%, 05/15/13                                   2,000           1,916
         4.25%, 08/15/13                                     400             398
      U.S. Treasury Stripped Bond
             0.00%, 11/15/16                                 300             154
                                                                          ------
                                                                           9,532
      AGENCY MORTGAGE-BACKED SECURITIES
      13.5% of Net Assets

      Fannie Mae
      Pool# 535846
         6.00%, 04/01/16                                      78              81
      Pool# 670372
         6.00%, 09/01/17                                     249             259
      Pool# 555454
         6.00%, 03/01/18                                     275             286
      Pool# 726026
    =    4.00%, 08/01/18                                     731             712
      Pool# 727446
    =    4.00%, 08/01/18                                     495             482
      Pool# 731349
 =(9)    4.00%, 08/01/18                                     991             967
      Pool# 732337
    =    4.00%, 08/01/18                                     685             667
      Pool# 733374
         4.00%, 08/01/18                                      56              54
      Pool# 727380
    =    4.00%, 09/01/18                                     495             483
      Pool# 729667
    =    4.00%, 09/01/18                                     496             484
      Pool# 503041
         6.50%, 07/01/29                                      85              88
      Series 2002-16 Class TK
         5.50%, 07/25/29                                     130             131
      Pool# 560551
    =    6.50%, 11/01/30                                     571             594
      Pool# 586142
    =    6.50%, 06/01/31                                      75              78
      Pool# 589646
         6.50%, 06/01/31                                      84              87
    = Pool# 190313
         6.50%, 07/01/31                                     200             207
      Pool# 581669
    =    6.50%, 07/01/31                                     547             569
      Pool# 581861
    =    6.50%, 07/01/31                                     561             584
      Pool# 609508
    =    6.50%, 10/01/31                                      67              70

                                                            See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

      SECURITY                                        FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      Pool# 613782
         6.50%, 11/01/31                                      71              74
      Pool# 632288
    =    6.50%, 02/01/32                                     527             548
      Pool# 638016
         6.50%, 04/01/32                                     601             624
      Pool# 569666
         6.50%, 05/01/32                                      63              65
      Pool# 630039
         6.50%, 07/01/32                                      16              17
      Pool# 656465
         6.50%, 09/01/32                                     543             565
      Pool# 732153
         4.50%, 07/01/33                                     481             458
      Pool# 733910
         4.50%, 08/01/33                                     518             494
    ~    5.50%, 11/13/33                                     800             808
 ~(8)    6.50%, 11/13/33                                   1,000           1,039
      Series 2003-W1 Class 1A1
         6.50%, 12/25/42                                     168             178
      Freddie Mac
      Series 2535 Class DT
         5.00%, 09/15/16                                     236             243
      Pool# C90580
    =    6.00%, 09/01/22                                     455             469
      Series 2504 Class B
         6.00%, 08/15/26                                      98              98
      Series 2553 Class JD
         4.50%, 08/15/31                                     114             112
      Ginnie Mae II
 ~(2)    6.50%, 11/19/33                                   2,000           2,088
                                                                          ------
                                                                          14,763
      CORPORATE BONDS  3.9% of Net Assets

      FIXED-RATE OBLIGATIONS 2.7%
      --------------------------------------------------------------------------
    @ AT&T Corp.
         8.50%, 11/15/31                                     250             284
      El Paso Corp.
         7.80%, 08/01/31                                     250             191
         7.75%, 01/15/32                                     150             114
      Federal Republic of Brazil
      Series C
         8.00%, 04/15/14                                     369             346
    @ Ford Motor Co.
         8.90%, 01/15/32                                     500             492
    @ General Motors Corp.
         6.88%, 08/28/12                                     750             770
      Pemex Project Funding Master
      Trust
         9.13%, 10/13/10                                     250             295
    @ Republic of Panama
         9.38%, 01/16/23                                     250             273
      United Mexican States
      Series A
         6.38%, 01/16/13                                     150             155
                                                                          ------
                                                                           2,920
      VARIABLE-RATE OBLIGATIONS 1.2%
      --------------------------------------------------------------------------
    @ British Telecom PLC
         2.41%, 12/15/03                                     500             501
      Entergy Gulf States 144A
         2.04%, 12/18/03                                     200             201
      Federal Republic of Brazil
      Series EI
         2.13%, 04/15/04                                      80              78
    @ National Rural Utilities
      Series C
         2.11%, 01/26/04                                     500             502
                                                                          ------
                                                                           1,282
      MUNICIPAL BONDS 1.8% of Net Assets

    @ California State
      Revenue Anticipation Note
      Warrant, Series A
         2.00%, 06/16/04                                     300             301
    @ Golden State, California
      Securitization Corp.
      Revenue Bond, Series 2003-A-1
         6.25%, 06/01/33                                     250             221
   +@ Massachusetts State Water
      Resource Authority
      General Revenue Bond,
      Series 2002J
         5.00%, 08/01/32                                     250             251
    @ Tobacco Settlement Financing
      Corp. of Rhode Island
      Revenue Bond, Series 2002A
         6.25%, 06/01/42                                     500             420
   +@ Triborough, New York Bridge
      & Tunnel Authority
      Revenue Bond, Series 2002B
         5.00%, 11/15/32                                     750             752
                                                                          ------
                                                                           1,945


30 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

      SECURITY                                        FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      NON-AGENCY MORTGAGE-BACKED SECURITIES
      1.3% of Net Assets

      VARIABLE-RATE OBLIGATIONS  1.1%
      --------------------------------------------------------------------------

      Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2002-11 Class 1A1
         5.68%, 11/01/03                                     199             200
      Series 2002-5 Class 6A
         6.05%, 11/01/03                                      95              95
      Series 2002-9 Class 2A
         5.44%, 11/01/03                                     198             201
      Structured Asset Securities Corp.
      Series 2002-13 Class 2A1
         1.62%, 11/01/03                                     583             585
      Wells Fargo Mortgage Backed
      Securities Trust
      Series 2002-E Class 2A1
         5.22%, 11/01/03                                     109             111
                                                                          ------
                                                                           1,192
      FIXED-RATE OBLIGATIONS  0.2%
      --------------------------------------------------------------------------

      Residential Funding Mortgage
      Security I
      Series -S9 Class A1
         6.50%, 03/25/32                                     201             203

      SHORT-TERM INVESTMENTS  8.5% of Net Assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 6.0%
      --------------------------------------------------------------------------

      BP Capital Markets PLC
         1.08%, 03/02/04                                     600             598
    = Danske Corp.
         1.07%, 11/12/03                                     900             900
    = General Electric Capital Corp.
         1.06%, 12/18/03                                   1,000             999
    = HBOS Treasury Services PLC
         1.07%, 12/10/03                                   1,000             999
    = Kraft Foods
         2.08%, 02/27/04                                     300             300
      Rabobank Nederland
         1.07%, 01/20/04                                     900             898
      Royal Bank of Scotland
         1.08%, 02/03/04                                     800             798
      UBS Finance, Inc.
         1.06%, 01/21/04                                   1,000             997
                                                                          ------
                                                                           6,489
      U.S. GOVERNMENT SECURITIES  2.5%
      --------------------------------------------------------------------------

      Fannie Mae
    @    1.07%, 11/05/03                                   1,100           1,100
      U.S. Treasury Bills
    =    0.96%, 12/04/03                                      85              85
    =    0.92%, 12/11/03                                      50              50
    =    0.87%, 12/18/03                                      65              65
    =    0.92%, 12/18/03                                     150             150
    =    0.93%, 12/18/03                                     205             205
    =    0.94%, 12/18/03                                     120             120
         1.00%, 04/08/04                                   1,000             995
                                                                          ------
                                                                           2,770

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER  INVESTMENTS  6.4% of Net Assets

      OTHER INVESTMENT COMPANIES  6.4%
      --------------------------------------------------------------------------

    = Provident Institutional Funds--
      TempCash 1,578,741                                                   1,579
    = Provident Institutional Funds--
      TempFund 5,439,594                                                   5,440
                                                                          ------
                                                                           7,019

                                                       NUMBER OF     MKT. VALUE
      SECURITY DESCRIPTION                             CONTRACTS     ($ x 1,000)
      OPTIONS 0.0% of Net Assets

      PUT OPTIONS 0.0%
      --------------------------------------------------------------------------

      10 Year U.S. Treasury Note
      Future, Strike Price 100.00,
      Expires 11/22/03                                       100               2
      3 Month Eurodollar Future,
      Strike Price 95.00,
      Expires 03/15/04                                        20              --
                                                                          ------
                                                                               2

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 31

SCHWAB BALANCED MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

      SECURITY                                        FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)

      SHORT SALES  11.9% of Net Assets

      FOREIGN GOVERNMENT SECURITIES  1.1%
      --------------------------------------------------------------------------

      Obrigacoes do Tesouro
         5.00%, 06/15/12                                   1,000           1,222

      U.S. GOVERNMENT SECURITIES  10.8%
      --------------------------------------------------------------------------

      U.S. Treasury Note

         4.38%, 05/15/07                                     500             529
         5.50%, 05/15/09                                   4,800           5,320
         3.63%, 05/15/13                                   5,200           4,980
         4.25%, 08/15/13                                     900             897
                                                                          ------
                                                                          11,726

                                                       NUMBER OF      MKT. VALUE
      SECURITY DESCRIPTION                             CONTRACTS     ($ x 1,000)
      OPTIONS WRITTEN   0.1% of Net Assets

      CALL OPTIONS 0.1%
      --------------------------------------------------------------------------

      3 Month LIBOR, Strike Price
      3.00, Expires 11/12/03                                 120              --
      3 Month LIBOR, Strike Price
      5.00, Expires 01/07/05                                 370             130
                                                                          ------
                                                                             130
      PUT OPTIONS 0.0%
      --------------------------------------------------------------------------

      3 Month LIBOR, Strike Price
      5.50, Expires 12/17/03                                  80              --
      3 Month LIBOR, Strike Price
      7.00, Expires 01/07/05                                 370              28
                                                                          ------
                                                                              28
      --------------------------------------------------------------------------

END OF SHORT SALES AND OPTIONS WRITTEN. For totals, please see the first page of holdings for this fund.


32 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

In addition to the above, the fund held the following at 10/31/03. All numbers x 1,000.

SWAP AGREEMENTS

                                                       Notional     Unrealized
                                                        Amount    Gains/(Losses)
BRITISH POUNDS
Interest Rate

Receive variable rate payments of 6
month LIBOR, Pay fixed rate payments of
4.25%, expires 03/17/05, Morgan Stanley                    4,500            (42)

EUROPEAN EURO
Interest Rate

Receive variable rate payments of 6
month LIBOR, Pay fixed rate payments of
4.00%, expires 12/17/13, Barclays Bank
PLC                                                        2,300              31

Receive variable rate payments of 6
month LIBOR, Pay fixed rate payments of
3.50%, expires 09/15/05, Barclays Bank
PLC                                                       10,600            (18)

JAPANESE YEN
Interest Rate

Receive variable rate payments of 6
month LIBOR, Pay fixed rate payments of
1.07%, expires 06/02/12, Morgan Stanley                   50,000              16

Receive variable rate payments of 6
month LIBOR, Pay fixed rate payments of
1.07%, expires 06/02/12, Goldman Sachs                    50,000              20

SWISS FRANCS
Interest Rate

Receive variable rate payments of 3
month LIBOR, Pay fixed rate payments of
1.50%, expires 03/29/05, Merrill Lynch                     3,100               1

Receive variable rate payments of
3 month LIBOR, Pay fixed rate
payments of 1.50%, expires 03/29/05,
J.P. Morgan                                                  400               1

U.S. DOLLARS
Credit Default

Eli Lilly & Co. Rate 0.16%,
expires 12/20/08, Barclays Bank PLC                          100              --

Johnson & Johnson, Inc. Rate 0.11%,
expires 12/20/08, Lehman Brothers, Inc.                      100              --

Eaton Corp. Rate 0.28%,
expires 12/20/08, Citibank N.A.                              100              --

Whirlpool Corp. Rate 0.29%,
expires 12/20/08, Lehman Brothers, Inc.                      100              --

Home Depot, Inc. Rate 0.12%,
expires 12/20/08, Lehman Brothers, Inc.                      100              --


                                                         See financial notes. 33

SCHWAB BALANCED MARKETMASTERS FUND(TM)

All numbers x 1,000 except number of futures contracts.

SWAP AGREEMENTS (CONTINUED)

                                                        Notional    Unrealized
                                                         Amount   Gains/(Losses)
Fedex Corp. Rate 0.29%,
expires 12/20/08, Citibank N.A.                           100                 --
Allstate Corp. Rate 0.26%,
expires 12/20/08, Morgan Stanley                          100                 --
Wal-mart Stores, Inc. Rate 0.14%,
expires 12/20/08, Citibank N.A.                           200                 --
Ingersoll-Rand Co. Ltd. Rate 0.32%,
expires 12/20/08, Merrill Lynch                           100                 --
Emerson Electric Co. Rate 0.21%,
expires 12/20/08, Morgan Stanley                          100                 --
AutoZone, Inc. Rate 0.35%,
expires 12/20/08, UBS, AG                                 200                  1
Radioshack Corp. Rate 0.35%,
expires 12/20/08, Lehman Brothers, Inc.                   100                 --
Masco Corp. Rate 0.30%,
expires 12/20/08, Lehman Brothers, Inc.                   100                 --
                                                                          ------
                                                                              10

FUTURES CONTRACTS

                                         Number of      Contract    Unrealized
                                         Contracts        Value   Gains/(Losses)
S&P 500 Index, Long
expires 12/19/03                                8          2,099              61
90 Day Eurodollar, Long
expires 03/14/05                               32          7,767            (27)
90 Day Eurodollar, Long
expires 06/13/05                               24          5,804              10
90 Day Eurodollar, Long
expires 09/13/04                                1            245               2
90 Day Eurodollar, Short
expires 09/19/05                              (8)        (1,928)             (3)
10 Year, Long
U.S. Treasury Note,
expires 03/22/04                               20          2,217             (4)
10 Year, Long
U.S. Treasury Note,
expires 12/19/03                              127         14,262             247
20 Year, Short
U.S. Treasury Note,
expires 12/19/03                             (16)        (1,740)            (59)
90 Day LIBOR, Long
exprires, 03/17/04                              1            203             (2)
90 Day LIBOR, Long
exprires, 03/17/05                              3            602            (11)


34 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

All numbers x 1,000 except number of futures contracts.

FUTURES CONTRACTS (CONTINUED)

                                Number of         Contract          Unrealized
                                Contracts            Value         Gains/(Losses)
90 Day LIBOR, Long
exprires, 06/16/04                      1              202                   (2)
90 Day LIBOR, Long
exprires, 09/16/04                      1              202                   (3)
90 Day LIBOR, Long
exprires, 12/16/04                      5            1,007                   (7)
3 Month, Long
Eurodollar LIBOR,
expires, 12/13/04                       4            1,128                   (1)
10 Year, Long
Eurobond,
expires 12/10/03                       27            3,539                  (40)
                                                                          ------
                                                                             161

FORWARD FOREIGN CURRENCY CONTRACTS

                                    Amount of                       Amount of
                   Currency to     Currency to    Currency to      Currency to      Unrealized
Expiration Date    be Received     be Received    be Delivered     be Delivered   Gains/(Losses)
 11/05/2003       European Euro           649    U.S. Dollars              755              (3)
 11/05/2003       U.S. Dollars            183    European Euro             159              (1)
 12/11/2003       U.S. Dollars             17    British Pounds             10              --
 09/08/2004       China Renminbi        6,077    U.S. Dollars              750               7
                                                                                         ------
                                                                                             3


                                                         See financial notes. 35

SCHWAB BALANCED MARKETMASTERS FUND(TM)

Statement of
ASSETS AND LIABILITIES

As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $114,460 a
Foreign currency                                                            115 b
Swap agreements, at fair value                                              122 c
Receivables:
   Fund shares sold                                                          17
   Dividends                                                                 79
   Interest                                                                 286
   Due from brokers for futures                                              62
   Investments sold                                                       1,401
   Investments sold short                                                14,390
Unrealized gains on forward foreign currency contracts                        7
Prepaid expenses                                                   +          7
                                                                   -------------
TOTAL ASSETS                                                            130,946

LIABILITIES
--------------------------------------------------------------------------------
Securities sold short at market value                                    12,948 d
Options written, at value                                                   158 e
Payables:
   Fund shares redeemed                                                      91
   Investments bought                                                     7,215
   Covered short sales                                                    1,240
   Interest on short sales                                                  264
   Investment adviser and administrator fees                                  4
   Transfer agency and shareholder service fees                               2
Unrealized losses on forward foreign currency contracts                       4
Accrued expenses                                                   +         47
                                                                   -------------
TOTAL LIABILITIES                                                        21,973

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            130,946
TOTAL LIABILITIES                                                  -     21,973
                                                                   -------------
NET ASSETS                                                             $108,973

NET ASSETS BY SOURCE
Capital received from investors                                         117,023
Net investment income not yet distributed                                 1,066
Net realized capital losses                                             (18,702) f
Net unrealized capital gains                                              9,586 f

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS  /  OUTSTANDING   =    NAV
$ 108,973         9,843        $ 11.07

  Unless stated, all numbers x 1,000.

a The fund paid $105,022 for these securities. Not counting short-term obligations and government securities, the fund paid $89,008 for securities during the report period and received $101,702 from securities it sold or that matured. For long-term government securities, the fund paid $146,761 during the report period and received $152,193 for securities it sold or that matured.

b The fund paid $108 for this currency.

c The fund paid $112 to enter into these swap agreements.

d The proceeds for securities sold short is $12,875.

e  OPTIONS                    NUMBER         PREMIUMS
   WRITTEN                  OF CONTRACTS     RECEIVED
   -------                  ------------     --------
   Beginning of
     period                         980         $188
   Options written                1,434          $57
   Options closed                  (416)        ($52)
   Options expired               (1,058)        ($11)
   Options
     exercised          +            --           --
                        ------------------------------
   End of period                    940         $182

f These derive from investments, short sales, options, foreign currency transactions, futures and swap agreements.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                            $105,425

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $10,388
Losses                                +     (1,353)
                                      -------------
                                            $9,035

UNDISTRIBUTED EARNINGS:
Ordinary income                             $1,062
Long-term capital gains                        $--

CAPITAL LOSSES UTILIZED                       $511

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                     Loss amount:
   2009                                     $8,981
   2010                               +      9,116
                                      -------------
                                           $18,097

RECLASSIFICATIONS:
Net investment income not
   yet distributed                            $287
Reclassified as:
   Net realized capital gains                ($287)


See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

Statement of
OPERATIONS

For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $1,018 a
Interest                                                           +      1,205
                                                                   -------------
TOTAL INVESTMENT INCOME                                                   2,223

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                      250
Net realized gains on short sales                                           113
Net realized gains on foreign currency transactions                          41
Net realized losses on option contracts                                    (107)
Net realized gains on futures contracts                                     951
Net realized losses on swap agreements                             +       (331)
                                                                   -------------
NET REALIZED GAINS                                                          917

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      15,901
Net unrealized losses on short sales                                        (73)
Net unrealized gains on foreign currency transactions                       118
Net unrealized gains on option contracts                                    207
Net unrealized losses on futures contracts                                  (40)
Net unrealized gains on swap agreements                            +        336
                                                                   -------------
NET UNREALIZED GAINS                                                     16,449

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   847 b
Transfer agent and shareholder service fees                                 249 c
Trustees' fees                                                                6 d
Custodian and portfolio accounting fees                                     129
Professional fees                                                            32
Registration fees                                                            16
Shareholder reports                                                          28
Other expenses                                                     +         16
                                                                   -------------
Total expenses                                                            1,323
Expense reduction                                                  +       (226) e
                                                                   -------------
NET EXPENSES                                                              1,097

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   2,223
NET EXPENSES                                                       -      1,097
                                                                   -------------
NET INVESTMENT INCOME                                                     1,126
NET REALIZED GAINS                                                          917 f
NET UNREALIZED GAINS                                               +     16,449 f
                                                                   -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $18,492

  Unless stated, all numbers x 1,000.

a An additional $3 was withheld for foreign taxes.

b Calculated as 0.85% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e This reduction was made by the investment advisor (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 1.10% of average daily net assets. This limit doesn't include interest, taxes and non-routine expenses.

f These add up to a net gain on investments of $17,366.


                                                            See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                          11/1/02-10/31/03     11/1/01-10/31/02
Net investment income                               $1,126               $2,119
Net realized gains or losses                           917               (9,475)
Net unrealized gains                      +         16,449                1,868
                                          -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                     18,492               (5,488)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------

Dividends from net investment income                $1,516               $2,727 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    11/1/02-10/31/03          11/1/01-10/31/02
                                  SHARES         VALUE      SHARES         VALUE
Shares sold                        1,150       $11,825       1,632      $16,319
Shares reinvested                    151         1,431         257        2,727
Shares redeemed              +    (1,851)      (18,430)     (3,131)     (31,384)
                             ---------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                             (550)       ($5,174)     (1,242)    ($12,338)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                    11/1/02-10/31/03          11/1/01-10/31/02
                                  SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period               10,393       $97,171      11,635     $117,724
Total increase or decrease   +      (550)       11,802      (1,242)     (20,553) b
                             --------------------------------------------------
END OF PERIOD                      9,843      $108,973      10,393      $97,171 c

Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

  CURRENT PERIOD
  Ordinary income                         $1,516
  Long-term capital gains                    $--

  PRIOR PERIOD
  Ordinary income                         $2,727
  Long-term capital gains                    $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributable net investment income in the amount of $1,066 and $1,169 at the end of the current and prior period, respectively.


38 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

Financial Statements

FINANCIAL HIGHLIGHTS

                                                       11/1/02 -     11/1/01 -    11/1/00 -     11/1/99 -      11/1/98
                                                       10/31/03      10/31/02     10/31/01      10/31/00      10/31/99
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     7.18          8.73        12.27         11.04          8.51
                                                       ----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                          (0.09)         0.04         0.41          0.39          0.24
   Net realized and unrealized gains or losses             3.99         (1.54)       (2.68)         1.30          2.34
                                                       ----------------------------------------------------------------------------
   Total income or loss from investment operations         3.90         (1.50)       (2.27)         1.69          2.58
Less distributions:
   Dividends from net investment income                   (0.00) 1      (0.03)       (0.55)        (0.46)        (0.05)
   Distributions from net realized gains                     --         (0.02)       (0.72)           --            --
                                                       ----------------------------------------------------------------------------
   Total distributions                                       --         (0.05)       (1.27)        (0.46)        (0.05)
                                                       ----------------------------------------------------------------------------
Net asset value at end of period                          11.08          7.18         8.73         12.27         11.04
                                                       ----------------------------------------------------------------------------
Total return (%)                                          54.32        (17.34)      (19.99)        15.17         30.38

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                  1.55          0.84 2, 3    0.50 3        0.50 3, 4     0.50 3
   Gross operating expenses                                1.80          1.31 3       0.91 3        0.92 3        1.01 3
   Net investment income or loss                          (0.98)         0.06         4.17          2.86          2.23
Portfolio turnover rate                                      94           324          172           128           145
Net assets, end of period ($ x 1,000,000)                   115            81          111           162           123

1 Per-share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.93% if certain non-routine expenses (proxy fees) had been included.

3 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

4 The ratio of net operating expenses would have been 0.51% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 39

SCHWAB SMALL-CAP MARKETMASTERS FUNDP(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for futures contracts

 *  American Depositary Receipt


                                                 COST               MARKET VALUE
HOLDINGS BY CATEGORY                           ($x1,000)             ($x1,000)
--------------------------------------------------------------------------------
 95.5%     COMMON STOCK                          88,474                 109,830
  0.1%     SHORT-TERM
           INVESTMENTS                              110                     110
  4.2%     OTHER INVESTMENTS                      4,820                   4,820
--------------------------------------------------------------------------------
 99.8%     TOTAL INVESTMENTS                     93,404                 114,760

  0.2%     OTHER ASSETS AND
           LIABILITIES, NET                                                 287
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                             115,047

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 95.5% of Net Assets

      AEROSPACE / DEFENSE 0.5%
      --------------------------------------------------------------------------
    o Esterline Technologies Corp.  12,400                                   275
    o Veeco Instruments, Inc.  9,600                                         243
                                                                           -----
                                                                             518
      AIR TRANSPORTATION 0.7%
      --------------------------------------------------------------------------
    o Aviall, Inc.  9,200                                                    140
    o CPI Aerostructures, Inc.  2,700                                         30
    o Hawk Corp. Class A  30,100                                             116
    o Mesa Airlines, Inc.  12,800                                            138
      Southwest Airlines, Inc.  17,900                                       347
                                                                           -----
                                                                             771
      APPAREL 1.3%
      --------------------------------------------------------------------------
    o Hartmarx Corp.  28,000                                                 120
    o Jones Apparel Group, Inc.  16,585                                      572
      Phillips-Van Heusen Corp.  9,200                                       158
    o The Dixie Group, Inc.  15,000                                          108
    o The Warnaco Group, Inc.  20,200                                        352
    o Tommy Hilfiger Corp.  10,000                                           147
                                                                           -----
                                                                           1,457
      AUTOMOBILE PRODUCTS / MOTOR VEHICLES 0.9%
      --------------------------------------------------------------------------
    o CSK Auto Corp.  19,400                                                 333
    o Fleetwood Enterprises, Inc.  23,000                                    232
      Lamson & Sessions Co.  4,900                                            29
    o National RV Holdings, Inc.  19,700                                     213
      Spartan Motors, Inc.  23,500                                           219
                                                                           -----
                                                                           1,026

      BANKS 1.5%
      --------------------------------------------------------------------------
      BankNorth Group, Inc.  13,600                                          426
      Mellon Financial Corp.  12,300                                         367
      North Fork Bancorp, Inc.  9,000                                        351
    o Silicon Valley Bancshares  4,900                                       172
    o Texas Capital Banshares, Inc.  8,300                                   113
      Zions Bancorp.  4,600                                                  282
                                                                           -----
                                                                           1,711

      BUSINESS MACHINES & SOFTWARE 4.8%
      --------------------------------------------------------------------------
    o Advanced Digital Information Corp.  15,700                             255
 o(6) Ascential Software Corp.  36,500                                       810
    o Borland Software Corp.  9,400                                           83
    o Computer Horizons Corp.  171,600                                       652
    o Concurrent Computer Corp.  18,600                                       87
    o Cray, Inc.  1,400                                                       18
    o DIGI International, Inc.  40,000                                       368
    o Flow International Corp.  100,000                                      311
    o Hypercom Corp.  24,700                                                 122
    o Interland, Inc.  300                                                     2
    o Interphase Corp.  36,000                                               572
    o Lantronix, Inc.  26,900                                                 32
    o Maxtor Corp.  27,500                                                   376
    o MSC Software Corp.  16,700                                             172
    o Omnicell, Inc.  17,700                                                 252
    o Printronix, Inc.  500                                                    7
    o SCM Microsystems, Inc.  11,100                                          92


40 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Systems & Computer Technology Corp.  38,500                            566
    o Tech Data Corp.  5,300                                                 175
    o Ultimate Electronics, Inc.  13,000                                     117
    o Unisys Corp.  19,100                                                   293
    o White Electronics Designs Corp.  3,200                                  35
                                                                           -----
                                                                           5,397
      BUSINESS SERVICES 13.2%
      --------------------------------------------------------------------------
    o Alliance Semiconductor Corp.  39,500                                   304
    o American Management Systems, Inc.  45,500                              673
      Analogic Corp.  4,000                                                  174
    o Ansoft Corp.  30,000                                                   351
    o Aquantive, Inc.  4,300                                                  45
    o Aspen Technology, Inc.  56,500                                         452
    o Bottomline Technology, Inc.  19,700                                    142
      Bowne & Co., Inc.  24,000                                              360
    o Carreker Corp.  19,400                                                 189
    o Computer Task Group, Inc.  58,900                                      227
    o Connective Therapeutics, Inc.  11,200                                  201
    o Credence Systems Corp.  39,900                                         651
    o Cross Country Healthcare, Inc.  8,200                                  114
    o Dot Hill Systems Corp.  8,700                                          117
 o(1) eFunds Corp.  77,800                                                 1,246
    o Epicor Software Corp.  17,500                                          177
    o Epresence, Inc.  17,900                                                 71
    o Harris Interactive, Inc.  7,400                                         49
    o Indus International, Inc.  7,900                                        20
    o InFocus Corp. 64,900                                                   428
    o Internap Network Services Corp.  56,500                                 63
      Interpublic Group of Cos., Inc.  23,400                                348
    o Ivillage, Inc.  25,800                                                  76
    o JDA Software Group, Inc.  18,200                                       390
    o Keane, Inc. 46,600                                                     612
    o ManTech International Corp. Class A  900                                22
    o Mapics, Inc.  11,900                                                   129
    o Medical Staffing Network Holdings, Inc.  10,900                         85
    o Metasolv, Inc.  56,900                                                 114
    o Modem Media Poppe Tyson, Inc.  84,000                                  469
    o Netiq Corp.  18,800                                                    228
    o Netsolve, Inc.  15,200                                                 123
    o Network Associates, Inc.  29,700                                       414
    o Openwave Systems, Inc.  18,033                                         235
    o Phoenix Technologies Ltd.  26,000                                      171
    o Planar Systems, Inc.  2,600                                             60
    o Polycom, Inc.  31,000                                                  621
    o Portal Software, Inc.  10,020                                          160
    o Prime Medical Services, Inc.  15,800                                    68
    o Priority Healthcare Corp. Class B  24,400                              528
    o Radiant Systems, Inc.  16,700                                          111
      Reynolds & Reynolds Co., Class A  10,200                               277
    o Rogue Wave Software, Inc.  12,000                                       70
    o RSA Security, Inc. 13,100                                              170
    o SafeNet, Inc. 2,700                                                     90
    o SCB Computer Technology, Inc.  2,600                                     5
      Standard Register Co.  14,100                                          248
    o Stericycle, Inc.  13,200                                               610
    o Technology Solutions Corp.  75,300                                     106
    o Teledyne Technologies, Inc.  2,200                                      36
    o Tetra Technologies, Inc.  19,050                                       431
    o The Management Network Group, Inc.  48,300                             140
    o The TriZetto Group, Inc.  14,300                                        97
    o Universal Electronics, Inc.  20,000                                    260
    o Unova, Inc.  22,300                                                    484
    o Valueclick, Inc.  14,800                                               119
    o Versant Corp.  17,800                                                   32
    o Volt Information Sciences, Inc.  21,400                                374
    o Watchguard Technologies, Inc.  16,000                                   92
    o WebEx Communications, Inc.  14,100                                     311
    o Wireless Facilities, Inc.  13,800                                      237
                                                                          ------
                                                                          15,207
      CHEMICAL 2.5%
      --------------------------------------------------------------------------
      A. Schulman, Inc. 13,100                                               249
    o Applied Extrusion Technologies, Inc.  57,500                           143
      Calgon Carbon Corp.  47,500                                            305
      Deswell Industries, Inc.  10,000                                       249
    o Gundle Enviromental Systems, Inc. 8,000                                137
      H.B. Fuller Co. 6,200                                                  154
      MacDermid, Inc. 10,000                                                 299


                                                         See financial notes. 41

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Olin Corp.  26,600                                                     463
    o Peak International Ltd.  10,000                                         60
    o Polyone Corp.  50,300                                                  243
      Quaker Chemical Corp.  8,300                                           220
      Rohm & Haas Co.  5,000                                                 196
      Wellman, Inc.  22,100                                                  182
                                                                           -----
                                                                           2,900
      CONSTRUCTION 5.2%
      --------------------------------------------------------------------------
      D.R. Horton, Inc.  13,500                                              537
    o EMCOR Group, Inc.  10,900                                              411
 o(4) Hovnanian Enterprises, Inc.  11,000                                    894
      KB Home  7,100                                                         486
    o NCI Building Systems, Inc.  2,000                                       44
  (7) Pulte Corp. 9,100                                                      787
      Standard Pacific Corp.  7,600                                          364
      Texas Industries, Inc.  10,600                                         288
      The Ryland Group, Inc.  4,400                                          391
    o Toll Brothers, Inc.  19,600                                            722
    o WCI Communities, Inc.  32,400                                          706
    o Westell Technologies, Inc., Class A  14,000                            117
    o Wilsons, The Leather Experts, Inc.  24,800                             230
                                                                           -----
                                                                           5,977
      CONSUMER DURABLES 2.1%
      --------------------------------------------------------------------------
      Bassett Furniture Industries, Inc.  9,700                              152
    o Bush Industries, Inc., Class A  89,100                                 420
    o Champion Enterprises, Inc.  56,000                                     398
    o Furniture Brands International, Inc.  11,700                           284
    o Griffon Corp.  8,100                                                   157
    o Interface, Inc.  24,600                                                136
    o Leggett & Platt, Inc.  11,500                                          240
    o Maytag Corp.  13,100                                                   333
    o Salton, Inc.  23,400                                                   250
    o Water PIK Technologies, Inc.  2,800                                     31
                                                                           -----
                                                                           2,401
      CONTAINERS 0.6%
      --------------------------------------------------------------------------
    o Graphic Packaging Corp.  35,300                                        136
    o Mobile Mini, Inc.  27,400                                              578
                                                                           -----
                                                                             714
      ELECTRONICS 17.1%
      --------------------------------------------------------------------------
    o Advanced Fibre Communications, Inc.  16,700                            402
    o Agere Systems, Inc., Class B  170,300                                  577
    o Alliant Techsystems, Inc.  6,200                                       321
    o Anadigics, Inc.  14,600                                                 74
    o Andrew Corp.  16,200                                                   212
    o Anixter International, Inc.  9,800                                     234
    o Applied Micro Circuits Corp.  29,500                                   172
    o Arris Group, Inc.  15,100                                               91
    o Arrow Electronics, Inc.  17,000                                        363
    o Avnet, Inc.  13,000                                                    252
      Belden, Inc.  7,600                                                    143
    o Bell Industries, Inc.  50,000                                          135
    o Bell Microproducts, Inc.  45,000                                       380
      Bonso Electronics International, Inc.  1,500                            10
    o Brooks Automation, Inc.  10,200                                        255
      C & D Technologies, Inc.  26,000                                       518
    o C-COR.Net Corp.  24,900                                                251
    o Cable Design Techologies   26,100                                      252
    o California Micro Devices Corp.  26,700                                 226
    o Captaris, Inc.  48,300                                                 287
    o Celestica, Inc.  20,300                                                288
      Cohu, Inc.  3,400                                                       68
    o Computer Network Technology  13,200                                    131
      CTS Corp. 18,000                                                       199
    o DSP Group, Inc. 14,100                                                 337
    o Del Global Technologies Corp.  50,000                                  104
      Ducommun, Inc.  5,000                                                   94
    o FSI International, Inc.  64,500                                        406
    o Gerber Scientific, Inc.  38,500                                        304
    o Glenayre Technologies, Inc.  31,900                                     97
    o Globespan, Inc.  56,700                                                349
    o Harmonic Lightwaves, Inc.  24,600                                      191
    o Innovex, Inc.  13,200                                                  149
    o Integrated Silicon Solution, Inc.  16,000                              226
      Keithley Instruments, Inc.  15,500                                     250
    o Lecroy Corp.  15,000                                                   255
    o LSI Logic Corp.  40,400                                                373
    o Macromedia, Inc.  8,500                                                162
    o Manufacturers Services Ltd.  59,500                                    366


42 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Maxwell Technologies, Inc.  25,000                                     203
    o MEMC Electronic Materials, Inc.  28,900                                324
    o National Semiconductor Corp.  6,225                                    253
    o Netopia, Inc.  14,000                                                  143
    o OSI Systems, Inc.  9,400                                               173
      Park Electrochemical Corp.  10,800                                     265
    o Pemstar, Inc.  17,600                                                   62
    o Pericom Semiconductor Corp.  20,000                                    228
      PerkinElmer, Inc.  20,900                                              376
    o Pinnacle Systems, Inc.  13,700                                          95
    o PLX Technology, Inc.  21,600                                           180
    o PMC-Sierra, Inc.  23,400                                               425
    o Powerwave Technologies, Inc.  106,000                                  690
o(10) Rayovac Corp.  45,400                                                  746
    o Rex Stores Corp.  20,000                                               315
    o SBS Technologies, Inc.  6,300                                           86
    o Silicon Image, Inc.  29,900                                            210
    o Silicon Storage Technologies, Inc.  12,600                             141
    o Standard Microsystems Corp.  12,600                                    378
      Symbol Technologies, Inc.  13,300                                      166
    o Symmetricom, Inc.  62,500                                              450
    o Tekelec  17,700                                                        285
    o Tektronix, Inc.  16,100                                                413
    o Teradyne, Inc.  27,700                                                 631
    o TRC Cos., Inc.  24,100                                                 427
    o Triquint Semiconductor, Inc.  15,000                                   108
    o TTM Technologies, Inc.  13,300                                         214
    o Tweeter Home Entertainment Group, Inc.  26,000                         217
    o Varian Semiconductor Equipment
      Associates, Inc.  2,600                                                126
    o Vicor Corp.  26,100                                                    265
    o Vishay Intertechnology, Inc.  39,000                                   731
    o Waters Corp.  7,800                                                    245
      Western Digital Corp.  41,000                                          552
                                                                          ------
                                                                          19,627
      ENERGY: RAW MATERIALS 1.8%
      --------------------------------------------------------------------------
    o Cooper Cameron Corp.  5,800                                            248
      Devon Energy Corp.  5,400                                              262
      ENSCO International, Inc.  4,600                                       121
    o Forest Oil Corp.  11,700                                               274
    o Horizon Offshore, Inc.  5,300                                           21
    o Key Energy Group, Inc.  28,100                                         245
    o Offshore Logistics, Inc.  12,200                                       266
    o Swift Energy Co.  24,500                                               341
    o Xanser Corp.  126,000                                                  313
                                                                          ------
                                                                           2,091
      FOOD & AGRICULTURE 1.6%
      --------------------------------------------------------------------------
      Delta & Pineland Co.  26,200                                           599
    o Galaxy Nutritional Foods, Inc.  70,500                                 279
    o International Multifoods Corp.  18,900                                 422
    o Lesco, Inc.  16,100                                                    182
    o Terra Industries, Inc.  40,000                                         107
    o VistaCare, Inc., Class A  6,200                                        214
    o Wild Oats Markets, Inc.  8,900                                          92
                                                                          ------
                                                                           1,895
      GOLD 0.6%
      --------------------------------------------------------------------------
    o Kinross Gold Corp.  48,891                                             402
    o Meridian Gold, Inc.  26,200                                            334
                                                                          ------
                                                                             736
      HEALTHCARE / DRUGS & MEDICINE 9.4%
      --------------------------------------------------------------------------
    o Amerigroup Corp.  11,600                                               485
    o Apogent Technologies, Inc.  21,300                                     468
      Bausch & Lomb, Inc.  12,900                                            621
      Beckman Coulter, Inc.  6,900                                           343
    o Cardiodynamics International Corp.  99,500                             572
    o Centene Corp. 22,942                                                   702
    o Charles River Laboratories, Inc.  10,300                               332
    o Cholestech Corp.  29,925                                               219
    o Cytec Corp.  30,500                                                    394
    o Eon Labs, Inc.  9,900                                                  417
      Health Management Associates, Inc.  7,700                              171
    o Health Net, Inc.  10,800                                               341
      Heico Corp.  8,800                                                     135
    o Hologic, Inc.  11,600                                                  158
    o Humana, Inc.  26,400                                                   536
    o Intuitive Surgical, Inc.  26,450                                       383
    o Ivax Corp.  30,500                                                     587
    o Martek Biosciences Corp.  8,400                                        407
    o Medsource Technologies, Inc.  5,000                                     25
    o Neurocrine Biosciences, Inc.  6,500                                    304


                                                         See financial notes. 43

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Omnicare, Inc.  14,000                                                 537
    o Pharmaceutical Product Developement, Inc.  20,000                      601
    o Pharmacopeia, Inc.  11,200                                             140
    o Province Healthcare Co.  48,400                                        622
    o Quest Diagnostic, Inc.  5,900                                          399
    o Quest Medical, Inc.  6,750                                             277
    o SciClone Pharmaceuticals, Inc.  6,000                                   48
    o Transgenomic, Inc.  82,500                                             173
    o Tripos, Inc.  12,500                                                    87
    o Wright Medical Group, Inc.  10,100                                     296
                                                                           -----
                                                                          10,780
      HOUSEHOLD PRODUCTS 0.4%
      --------------------------------------------------------------------------
    o Estee Lauder Cos., Inc., Class A  5,500                                205
    o Playtex Products, Inc.  32,900                                         198
                                                                           -----
                                                                             403
      INSURANCE 0.7%
      --------------------------------------------------------------------------
    o American Medical Security Corp.  8,400                                 192
      Hooper Holmes, Inc.  86,650                                            451
      Horace Mann Educators Corp.  15,000                                    199
                                                                           -----
                                                                             842
      MEDIA 2.4%
      --------------------------------------------------------------------------
    o Carmike Cinemas, Inc.  6,400                                           205
    o Emmis Communications Corp.  14,100                                     313
    o Insight Communications Co., Inc.  22,000                               213
    o Journal Communications, Inc., Class A  8,500                           151
    o Journal Register Co.  11,700                                           234
      McClatchy Co., Class A  4,000                                          259
      Meredith Corp.  2,300                                                  112
    o Metro Goldwyn Mayer, Inc.  19,035                                      304
    o Network Equipment Technologies, Inc.  34,900                           365
      Readers Digest Association, Inc.  18,300                               269
    o Regent Communications, Inc.  17,000                                    102
      Valassis Communications, Inc.  9,400                                   243
                                                                           -----
                                                                           2,770
      MISCELLANEOUS 0.3%
      --------------------------------------------------------------------------
    * Pengrowth Energy Trust  14,100                                         185
    o 3Com Corp.  28,300                                                     204
                                                                           -----
                                                                             389
      MISCELLANEOUS FINANCE 3.0%
      --------------------------------------------------------------------------
    o Accredited Home Lenders Holding Co.  10,400                            298
      Countrywide Credit Industries, Inc.  2,700                             284
    o eSpeed, Inc., Class A  5,700                                           155
    o Knight Trading Group, Inc.  39,600                                     548
      McGrath Rent Corp.  5,000                                              142
  (8) MDC Holdings, Inc.  11,330                                             763
    o Metris Cos., Inc.  22,000                                              104
    o Portfolio Recovery Associates, Inc.  12,800                            331
      Raymond James Financial, Inc.  6,500                                   265
      The Chicago Mercantile Exchange  9,100                                 618
                                                                           -----
                                                                           3,508
      NON-DURABLES & ENTERTAINMENT 2.3%
      --------------------------------------------------------------------------
    o A.T. Cross Co.   38,900                                                239
    o Centillium Communications, Inc.   16,400                                88
    o Champs Entertainment, Inc.   16,000                                    126
      Darden Restaurants, Inc.  14,500                                       304
      IHOP Corp.  9,000                                                      334
    o Jakks Pacific, Inc.   12,000                                           156
      Landry's Restaurants, Inc.  14,600                                     365
    o Marvel Enterprises, Inc.  13,300                                       392
      Movado Group, Inc.  3,000                                               72
      Oneida Ltd.  20,000                                                     95
    o Rubio's Restaurant, Inc.  9,100                                         46
      Topps, Inc.  14,200                                                    145
      Tupperware Corp.  15,700                                               236
                                                                           -----
                                                                           2,598
      NON-FERROUS METALS 1.3%
      --------------------------------------------------------------------------
    o Brush Engineered Materials, Inc.  20,000                               255
    o Century Aluminum Co.  33,500                                           551
    o Phelps Dodge Corp.  6,200                                              383
    o Titanium Metals Corp.  9,050                                           333
                                                                           -----
                                                                           1,522


44 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OIL: DOMESTIC 4.8%
      --------------------------------------------------------------------------
    o Comstock Resources, Inc.  14,900                                       222
    o Core Laboratories N.V.  25,500                                         390
    o Global Industry Ltd.  155,500                                          718
    o Gulfmark Offshore, Inc.  14,400                                        201
    o Nuevo Energy Co.  10,900                                               214
    o Patterson Energy, Inc.  15,700                                         449
    o Pioneer Natural Resouces Co.  14,700                                   389
      Pogo Producing Co.  8,600                                              360
    o Pride International, Inc.  34,300                                      562
    o Quicksilver Resources, Inc.  2,200                                      56
      Spinnaker Exploration Co.  28,200                                      722
    o Transocean, Inc.  17,800                                               342
    o Varco International, Inc.  15,100                                      266
    o W-H Energy Services, Inc.  14,600                                      229
    o Westport Resources Corp.  17,000                                       407
                                                                           -----
                                                                           5,527
      OPTICAL & PHOTO 0.3%
      --------------------------------------------------------------------------
    o Lexar Media, Inc.  12,700                                              291
    o Zygo Corp.  6,200                                                       93
                                                                           -----
                                                                             384
      PAPER & FOREST PRODUCTS 0.3%
      --------------------------------------------------------------------------
      Longview Fibre Co.  20,300                                             218
    o Lydall, Inc.  12,900                                                   154
                                                                           -----
                                                                             372
      PRODUCER GOODS & MANUFACTURING 7.9%
      --------------------------------------------------------------------------
  (5) Baldor Electric Co.  41,600                                            886
    o BE Aerospace, Inc.  14,400                                              81
    o Butler Manufacturing Co.  1,000                                         18
      Circor International, Inc.  15,000                                     309
    o Comfort Systems USA, Inc.  12,600                                       52
      Dover Corp.  7,000                                                     273
    o DT Industries, Inc.  20,000                                             21
 o(3) Flowserve Corp.  46,700                                                955
    o Gardner Denver, Inc.  7,300                                            151
    o GrafTech International Ltd.  14,800                                    154
    o GSI Lumonics, Inc.  26,600                                             290
    o Hexcel Corp  24,900                                                    170
 o(2) Ionics, Inc.  34,700                                                   989
      JLG Industries, Inc.  17,200                                           205
      Lennox International, Inc.  12,100                                     200
    o Lone Star Technologies, Inc.  17,100                                   238
    o Magnetek, Inc.  14,300                                                  87
    o Material Sciences Corp.  2,800                                          26
    o Merix Corp.  15,300                                                    272
    o Metron Technology N.V.  15,100                                          65
    o Modtech Holdings, Inc.  10,000                                          78
    o Norstan, Inc.  18,600                                                   53
    o Oceaneering International, Inc.  30,700                                708
  (9) Pall Corp.  31,950                                                     748
      Regal Beloit Corp.  15,000                                             305
    o Spectrum Control, Inc.  35,000                                         273
      Steelcase, Inc.  48,500                                                570
      TB Wood's Corp.  200                                                     2
    o Terex Corp.  2,600                                                      59
    o The Fairchild Corp. Class A  8,300                                      41
    o The Shaw Group, Inc. 8,400                                             115
      Timken Co. 22,500                                                      377
      York International Corp.  8,600                                        342
                                                                           -----
                                                                           9,113
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
    o Omi Corp.  22,200                                                      150
    o Sharper Image Corp.  1,300                                              37
    o Stelmar Shipping Ltd.  15,000                                          296
                                                                           -----
                                                                             483
      RETAIL 4.2%
      --------------------------------------------------------------------------
    o Alloy Online, Inc.  30,600                                             137
    o American Eagle Outfitters, Inc.  18,300                                293
    o Bombay Co., Inc.  1,200                                                 16
      Brown Group, Inc.  5,000                                               173
    o Burlington Coat Factory Warehouse Corp.  15,000                        322
    o Casual Male Retail Group, Inc.  13,200                                 117
    o Charlotte Russe Holding, Inc.  14,100                                  190
    o Coldwater Creek, Inc.  22,500                                          278
      Dillard Department Stores, Inc.  14,000                                226
    o Gadzooks, Inc.  10,000                                                  67
    o InterTan, Inc.  19,800                                                 208
      J.C. Penny Co., Inc.  21,400                                           506
    o Linens 'n Things, Inc.  12,200                                         360
      Longs Drug Stores Co.  19,000                                          426


                                                         See financial notes. 45

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Petco Animal Supplies, Inc.  5,300                                     176
    o Saks, Inc.  30,000                                                     417
      Sea Containers Ltd., Class A  17,200                                   264
      Shopko Stores, Inc.  8,700                                             135
      Talbots, Inc.  9,500                                                   312
    o Wetseal, Inc., Class A  14,100                                         155
                                                                           -----
                                                                           4,778
      STEEL 0.1%
      --------------------------------------------------------------------------
    o Oregon Steel Mills, Inc.  26,400                                        94

      TELEPHONE 0.6%
      --------------------------------------------------------------------------
    o Carrier Access Corp.  32,500                                           328
    o General Communication, Inc.  18,800                                    185
    o Globecomm Systems, Inc.  4,600                                          19
      Inter-Tel, Inc., Class A  4,000                                        101
    o ITXC Corp.  18,000                                                      62
                                                                           -----
                                                                             695
      TRAVEL & RECREATION 1.7%
      --------------------------------------------------------------------------
    o Alliance Gaming Corp.  11,000                                          267
      Carnival Corp.  7,400                                                  258
    o Dick's Sporting Goods, Inc.  4,500                                     207
    o Orient Express Hotels Ltd.  17,800                                     312
    o Rent Way, Inc.  23,200                                                 139
    o Starwood Hotel & Resorts Worldwide, Inc.  6,800                        229
      Station Casinos, Inc.  11,500                                          342
    o Vail Resorts, Inc.  17,500                                             235
                                                                           -----
                                                                           1,989
      TRUCKING & FREIGHT 0.7%
      --------------------------------------------------------------------------
      Arkansas Best Corp.  10,800                                            357
    o Covenant Transportation, Inc., Class A  10,000                         191
    o Yellow Freight Systems, Inc.  7,600                                    250
                                                                           -----
                                                                             798
      UTILITIES: ELECTRIC & GAS 0.3%
      --------------------------------------------------------------------------
      Williams Cos., Inc.  35,000                                            357

      SECURITY                                     FACE VALUE        MKT. VALUE
      RATE, MATURITY DATE                         ($ x 1,000)        ($ x 1,000)
      SHORT-TERM INVESTMENTS 0.1% of Net Assets

      U.S. GOVERNMENT SECURITIES 0.1%
      --------------------------------------------------------------------------
    = U.S. Treasury Bills
         0.88%, 12/18/03                                   10                 10
         0.93%, 12/18/03                                  100                100
                                                                            ----
                                                                             110

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENTS 4.2% of Net Assets

      OTHER INVESTMENT COMPANIES 4.2%
      --------------------------------------------------------------------------
    = Provident Institutional Funds --
      TempFund  4,819,758                                                  4,820
      ==========================================================================

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


46 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $114,760 a
Receivables:
   Fund shares sold                                                           82
   Dividends                                                                  31
   Due from brokers for futures                                                1
   Investments sold                                                          830
Prepaid expenses                                                    +          7
                                                                    ------------
TOTAL ASSETS                                                             115,711

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                       61
   Investments bought                                                        545
   Investment adviser and administrator fees                                   7
   Transfer agency and shareholder service fees                                2
Accrued expenses                                                    +         49
                                                                    ------------
TOTAL LIABILITIES                                                            664

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             115,711
TOTAL LIABILITIES                                                   -        664
                                                                    ------------
NET ASSETS                                                              $115,047

NET ASSETS BY SOURCE
Capital received from investors                                          116,619
Net realized capital losses                                              (22,963) b
Net unrealized capital gains                                              21,391  b

NET ASSET VALUE (NAV)

                             SHARES
NET ASSETS      /       OUTSTANDING     =          NAV
  $115,047                   10,380             $11.08

Unless stated, all numbers x 1,000.

a The fund paid $93,404 for these securities. Not counting short-term obligations and government securities, the fund paid $81,741 for securities during the report period and received $91,202 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had five open S&P 500 futures contracts due to expire on December 19, 2003, with an aggregate net contract value of $1,312 and a net unrealized gain of $35.

FEDERAL TAX DATA
---------------------------------------------------

PORTFOLIO COST                             $94,209
NET UNREALIZED GAINS AND LOSSES:
Gains                                      $24,205
Losses                                  +   (3,654)
                                       -----------
                                           $20,551

UNDISTRIBUTED EARNINGS:
Ordinary income                                $--
Long-term capital gains                        $--
CAPITAL LOSSES UTILIZED                     $3,062
UNUSED CAPITAL LOSSES:
Expires 10/31 of:                      Lossamount:
   2009                                    $12,029
   2010                                 +   10,153
                                       -----------
                                           $22,182

RECLASSIFICATIONS:
Net investment income not
   yet distributed                            $886
Reclassified as:
   Capital received from
   investors                                  ($886)


                                                         See financial notes. 47

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                   $515 a
Interest                                                            +          2
                                                                    ------------
TOTAL INVESTMENT INCOME                                                      517

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                     2,908
Net realized gains on futures contracts                             +         62
                                                                    ------------
NET REALIZED GAINS                                                         2,970

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       38,968
Net unrealized losses on futures contracts                          +        (24)
                                                                    ------------
NET UNREALIZED GAINS                                                      38,944

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                  1,177 b
Transfer agent and shareholder service fees                                  226 c
Trustees' fees                                                                 5 d
Custodian and portfolio accounting fees                                      115
Professional fees                                                             31
Registration fees                                                             14
Shareholder reports                                                           47
Other expenses                                                      +         16
                                                                    ------------
Total expenses                                                             1,631
Expense reduction                                                   +       (228) e
                                                                    ------------
NET EXPENSES                                                               1,403

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      517
NET EXPENSES                                                        -      1,403
                                                                    ------------
NET INVESTMENT LOSS                                                         (886)
NET REALIZED GAINS                                                         2,970 f
NET UNREALIZED GAINS                                                +     38,944 f
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $41,028

Unless stated, all numbers x 1,000.

a An additional $5 was withheld for foreign taxes.

b Calculated as 1.30% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e This reduction was made by the investment advisor (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 1.55% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $41,914.


48 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/02-10/31/03     11/1/01-10/31/02

Net investment income or loss                         ($886)    $             63
Net realized gains or losses                          2,970               (9,332)
Net unrealized gains or losses             +         38,944               (7,786)
                                           -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                      41,028              (17,055)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                      3                  332
Distributions from net realized gains      +             --                  307
                                           -------------------------------------
TOTAL DISTRIBUTIONS PAID                      $           3     $            639 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                            11/1/02-10/31/03    11/1/01-10/31/02
                                           SHARES      VALUE   SHARES      VALUE
Shares sold                                 1,528   $ 14,258    1,228   $ 11,362
Shares reinvested                               0 *       36        3        639
Shares redeemed                         +  (2,500)   (21,725)  (2,698)   (24,170)
                                        ----------------------------------------
NET TRANSACTIONS IN FUND
SHARES                                       (972)   ($7,464)  (1,407)  ($12,169)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                           11/1/02-10/31/03    11/1/01-10/31/02
                                          SHARES  NET ASSETS  SHARES  NET ASSETS
Beginning of period                       11,352  $   81,486  12,759  $  111,349
Total increase or decrease             +    (972)     33,561  (1,407)    (29,863) b
                                       -----------------------------------------
END OF PERIOD                             10,380  $  115,047  11,352  $   81,486 c

* Amount was less than 500 shares.

Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

CURRENT PERIOD
Ordinary income                  $3
Long-term capital gains         $--

PRIOR PERIOD
Ordinary income                $332
Long-term capital gains        $307

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributable net investment income in the amount of $-- and $3 at the end of the current and prior period, respectively.


                                                         See financial notes. 49

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

Financial Statements

FINANCIAL HIGHLIGHTS

                                                       11/1/02-     11/1/01-     11/1/00-     11/1/99-     11/1/98-
                                                       10/31/03     10/31/02     10/31/01     10/31/00     10/31/99
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     8.74        10.80        15.53        14.84        10.58
                                                       ------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                    0.03         0.10         0.73         0.53         0.11
  Net realized and unrealized gains or losses              3.18        (1.43)       (3.90)        2.49         4.28
                                                       ------------------------------------------------------------
  Total income or loss from investment operations          3.21        (1.33)       (3.17)        3.02         4.39
Less distributions:
  Dividends from net investment income                    (0.00) 1     (0.07)       (0.77)       (0.49)       (0.13)
  Distributions from net realized gains                      --        (0.66)       (0.79)       (1.84)          --
                                                       ------------------------------------------------------------
  Total distributions                                        --        (0.73)       (1.56)       (2.33)       (0.13)
                                                       ------------------------------------------------------------
Net asset value at end of period                          11.95         8.74        10.80        15.53        14.84
                                                       ------------------------------------------------------------
Total return (%)                                          36.74       (13.65)      (22.41)       18.61        41.92

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                                   1.65         0.93 2,3     0.50 3       0.50 3,4     0.50 3
  Gross operating expenses                                 1.92         1.32 3       0.88 3       0.90 3       0.97 3
  Net investment income                                    0.33         0.60         5.13         1.94         0.94
Portfolio turnover rate                                      99          158           51           80          249
Net assets, end of period ($ x 1,000,000)                   302          206          215          278          104

1 Per-share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.99% if certain non-routine expenses (proxy fees) had been included.

3 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

4 The ratio of net operating expenses would have been 0.51% if certain non-routine expenses (proxy fees) had been included.


50 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by country and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 *  American Depositary Receipt

 =  Collateral for open futures contracts


                                                         COST       MARKET VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
 93.1%     FOREIGN COMMON
           STOCK                                        234,812          281,310
  0.2%     COMMON STOCK                                     315              469
  0.2%     SHORT-TERM
           INVESTMENTS                                      510              510
  7.2%     OTHER INVESTMENTS                             21,761           21,761
--------------------------------------------------------------------------------
100.7%     TOTAL INVESTMENTS                            257,398          304,050
(0.7%)     OTHER ASSETS AND
           LIABILITIES, NET                                               (2,061)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                              301,989


                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)

      FOREIGN COMMON STOCKS 93.1% of Net Assets

      AUSTRALIA 2.5%
      --------------------------------------------------------------------------
      AMP Ltd.   7,900                                                        37
      AMP Ltd. Rights   7,900                                                  1
      Commonwealth Bank of Australia
      16,350                                                                 319
  (9) John Fairfax Holdings Ltd.   1,194,000                               3,067
      Jubilee Mines NL   386,653                                           1,164
      Macquarie Bank Ltd.   42,800                                         1,058
      Portman Ltd.   979,832                                               1,119
      Sigma Co. Ltd.   33,400                                                159
      Toll Holdings Ltd.   87,500                                            519
                                                                    ------------
                                                                           7,443

      AUSTRIA 0.3%
      --------------------------------------------------------------------------
      Erste Bank der Oesterreichischen
      Sparkassen AG   8,350                                                  923

      BELGIUM 0.3%
      --------------------------------------------------------------------------
      Interbrew SA   34,600                                                  810

      BRAZIL 1.7%
      --------------------------------------------------------------------------
      Banco Bradesco SA   26,624,000                                         112
      Banco Itau SA Preffered   988,600                                       81
      Companhia de Bebidas das Americas
      2,370,000                                                              507
      Confeccoes Guararapes SA   17,505                                       69
    * Eregli Demir Ve Celik Fabrik
      16,578,700                                                             349
      Gerdau SA   30,420                                                     443
    * Petroleo Brasileiro SA   6,800                                         160
      Sadia SA   1,016,727                                                 1,070
    * Telemig Celular Participacoes ADR
      33,224                                                               1,058
   *o Telesp Celular Participacoes SA
      51,900                                                                 296
      Usiminas SA   142,766                                                1,142
                                                                    ------------
                                                                           5,287

      CANADA 2.8%
      --------------------------------------------------------------------------
      Bennett Environmental, Inc.   56,080                                 1,050
      Bombardier, Inc., Class B   24,300                                     109
    o CanWest Global Communications
      Corp.   25,100                                                         238
      Cinram International, Inc.   49,850                                  1,039
    o Cognos, Inc.   13,000                                                  449
    o Corus Entertainment, Inc.   17,300                                     354
      Encana Corp.   21,400                                                  735
    o Hip Interactive Corp   110,104                                         326
      Home Capital Group, Inc., Class B
      21,089                                                                 465
    o MacDonald, Dettwiler and Associates Ltd.
      12,650                                                                 218
      Manulife Financial Corp.   20,800                                      631
      Petro Canada   15,700                                                  633
      Peyto Energy Trust   69,984                                          1,200
    o Precision Drilling Corp.   7,700                                       303


                                                         See financial notes. 51

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                     MKT VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)

    o Research in Motion Ltd.   11,600                                       513
    o Shoppers Drug Mart Corp.   14,350                                      315
                                                                    ------------
                                                                           8,578

      CHINA 0.3%
      --------------------------------------------------------------------------
      Huaneng Power International, Inc.
      600,400                                                                936

      CZECH REPUBLIC 0.2%
      --------------------------------------------------------------------------
    o Unipetrol A/S   220,470                                                503

      DENMARK 0.9%
      --------------------------------------------------------------------------
      A P Moller - Maersk A/S   36                                           283
      GN Store Nord A/S   155,069                                          1,006
      Novo Nordisk A/S   9,900                                               356
    o TopDanmark Development A/S   21,500                                  1,069
                                                                    ------------
                                                                           2,714

      ESTONIA 0.1%
      --------------------------------------------------------------------------
      Hansabank Ltd.   7,900                                                 180

      FINLAND 0.8%
      --------------------------------------------------------------------------
      Metso Oyj   171,100                                                  1,918
      Nokian Renkaat Oyj   4,900                                             366
                                                                    ------------
                                                                           2,284

      FRANCE 7.9%
      --------------------------------------------------------------------------
  (8) Aventis SA   59,700                                                  3,161
      Banque National de Paris   39,800                                    2,091
      Bonduelle   2,900                                                      230
      Camaieu   4,502                                                        340
      Carrefour SA   16,290                                                  855
    o Christian Dior SA   22,000                                           1,226
    o Dassault Systemes SA   14,700                                          624
      Ipsos   12,548                                                       1,059
    o JC Decaux SA   47,200                                                  695
      Klepierre   6,800                                                      363
      M6 Metropole Television   7,000                                        199
    o Michelin (C.G.D.E.), Class B   33,500                                1,314
      Mr. Bricolage SA   5,600                                               161
    o Neopost SA   54,500                                                  2,706
    o Orpea   12,100                                                         193
    o Pernod-Ricard   18,375                                               1,773
    o Publicis Groupe SA   72,000                                          2,252
      Rhodia SA   46,310                                                     234
      Rodriguez Group   3,700                                                251
    o Sanofi-Synthelabo SA   10,800                                          669
  (4) Vivendi Universal SA   171,100                                       3,594
                                                                    ------------
                                                                          23,990

      GERMANY 8.6%
      --------------------------------------------------------------------------
      Allianz AG   19,170                                                  2,055
      Altana AG   11,700                                                     737
      AWD Holding AG   39,408                                              1,100
    o Bayerische Motoren-Werke AG   73,500                                 2,944
    o DAB Bank AG   107,873                                                  859
      DaimlerChrysler AG   4,600                                             172
  (3) Deutsche Boerse AG   68,600                                          3,814
    o Deutsche Telekom AG   53,400                                           841
      Funkwerk AG   21,105                                                   650
      GFK AG   30,279                                                        759
  (7) Henkel KGaA   45,800                                                 3,188
      Henkel KGaA - VORZUG   15,600                                        1,147
    o Hypo Real Estate Holding AG   2,200                                     38
    o Infineon Technologies AG   4,500                                        66
    o Linde AG    18,900                                                     867
      Muenchener Rueckversicherungs-
      Gesellschaft AG   12,000                                             1,431
    o Muenchener Rueckversicherungs-
      Gesellschaft AG Rights   12,000                                         99
      Puma AG   3,180                                                        464
    o SAP AG   10,100                                                      1,469
    o SBS Broadcasting SA   30,164                                           855
    o SGL Carbon AG   52,278                                                 982
      Stada Arzneimittel AG   7,250                                          376
      United Internet AG   51,226                                          1,075
                                                                    ------------
                                                                          25,988

      GREECE 0.8%
      --------------------------------------------------------------------------
      Coca-Cola Hellenic Bottling Co. SA
      34,100                                                                 661
      Folli-Follie SA   11,100                                               260
      Germanos SA   47,075                                                 1,018
   *o Stet Hellas Telecommunications SA
      43,512                                                                 493
                                                                    ------------
                                                                           2,432


52 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

                                                                     MKT VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      HONG KONG 2.9%
      --------------------------------------------------------------------------
      Anhui Conch Cement Co. Ltd.   884,000                                1,007
      Cheung Kong Holdings Ltd.   8,400                                       70
      China Insurance International Holdings
      Co. Ltd.   260,000                                                     174
      China Petroleum and Chemical Corp.
      (Sinopec)   604,000                                                    200
      Citic Pacific Ltd.   54,800                                            128
      CNOOC Ltd.   154,100                                                   291
    o Convenience Retail Asia Ltd.   670,000                                 198
      Denway Motors Ltd.   400,000                                           330
    o Dongfang Electrical Machinery Co. Ltd.
      2,325,000                                                              764
      Esprit Holdings Ltd.   175,000                                         550
      Giordano International Ltd.   3,070,000                              1,384
      Hong Kong & China Gas Co. Ltd.
      91,600                                                                 127
      HSBC Holdings PLC   50,500                                             761
      Li & Fung Ltd.   364,200                                               612
    o PICC Property and Casualty Co.   36,000                                  8
      Swire Pacific Ltd. Series A   4,800                                     29
      Techtronic Industries Co. Ltd.   817,000                             2,251
                                                                    ------------
                                                                           8,884

      HUNGARY 0.0%
      --------------------------------------------------------------------------
      Magyar Tavkozlesi Rt (Matav)   8,900                                    32
    * Magyar Tavkozlesi Rt (Matav) SP   700                                   13
                                                                    ------------
                                                                              45

      INDIA 0.5%
      --------------------------------------------------------------------------
    * Doctor Reddy's Laboratories Ltd.
      15,900                                                                 424
    * HDFC Bank Ltd.   6,500                                                 168
    * Infosys Technologies Ltd.   9,850                                      834
                                                                    ------------
                                                                           1,426

      INDONESIA 0.1%
      --------------------------------------------------------------------------
      PT Unilever Indonesia Tbk   590,000                                    224

      IRELAND 1.3%
      --------------------------------------------------------------------------
      Anglo Irish Bank Corp. PLC   60,900                                    731
      Bank of Ireland   198,000                                            2,440
      Grafton Group PLC   30,100                                             187
   *o Ryanair Holdings PLC   11,300                                          582
                                                                    ------------
                                                                           3,940

      ISRAEL 1.0%
      --------------------------------------------------------------------------
    o M-Systems Flash Disk Pioneers Ltd.
      52,104                                                               1,032
   *o Orbotech Ltd.   60,000                                               1,425
    * Teva Pharmaceutical Industries Ltd.
      9,600                                                                  546
                                                                    ------------
                                                                           3,003

      ITALY 1.7%
      --------------------------------------------------------------------------
      Banco Popolare di Verona e Novara Scrl
      118,000                                                              1,824
    o Mediolanum SPA   19,925                                                139
      Merloni Elettrodomestici SPA   24,900                                  420
      Saeco International Group SPA   34,500                                 144
    o San Paolo IMI SPA   224,000                                          2,521
    o Telecom Italia SPA   60,470                                            105
                                                                    ------------
                                                                           5,153

      JAPAN 16.2%
      --------------------------------------------------------------------------
      Acom Co. Ltd   200                                                       9
      Asahi Breweries Ltd.   4,300                                            36
      Askul Corp.   6,800                                                    358
    * Belluna Co. Ltd.   5,885                                               234
      Calsonic Kansei Corp.   58,000                                         442
      Canon, Inc.   26,600                                                 1,287
      Cawachi Ltd.   3,400                                                   241
    o Chiyoda Corp.   212,000                                              1,383
      Credit Saison Co. Ltd.   4,600                                          96
    o Cyber Agent Ltd.   122                                                 254
    o Cyber Agent Ltd. W/I   122                                             233
      Daiwa Securities Group, Inc.   257,000                               1,880
    o E-System Corp.   309                                                   469
      East Japan Railway Co.   65                                            294
      Fanuc Ltd.   15,000                                                    902
      Fuji Television Network, Inc.   22                                     117
      Geomatec Co. Ltd.   30,000                                             770
      Glory Ltd.    23,500                                                   737
      Goldcrest Co. Ltd.   26,200                                          1,192
      Hino Motors Ltd.   80,300                                              459
      Honda Motor Co. Ltd.   34,500                                        1,362
      Hoya Corp.   10,000                                                    905
      Index Corp.   110                                                      739
      Japan Airlines System Corp.   46,000                                   132


                                                         See financial notes. 53

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      Japan Aviation Electronics Industry, Ltd.
      97,000                                                               1,054
      Japan Telecom Holdings Co. Ltd.   157                                  470
      Japan Tobacco, Inc.   68                                               454
      Kappa Create Co. Ltd.   3,150                                          271
    o Kennedy-Wilson Japan   206                                             656
      Keyence Corp.   4,500                                                  990
      Koha Co. Ltd.   26,000                                               1,033
    o Komatsu Electronic Metals Co. Ltd.
      98,300                                                                 928
      Komeri Co. Ltd. 9,900                                                  226
    o Makino Milling Machine Co. Ltd.
      218,000                                                              1,154
      Meitec Corp.   63,100                                                2,256
      Misumi Corp.   5,500                                                   251
      Nakanish, Inc.   3,000                                                 155
      NEC Electronics Corp.   9,876                                          760
      Nikko Cordial Corp.   187,600                                        1,012
      Nintendo Co. Ltd.   6,100                                              471
      Nippon Broadcasting System, Inc.   1,200                                51
      Nippon Telegraph & Telephone Corp.   65                                290
      Nippon Television Network Corp.   200                                   29
      Nippon Thompson Co. Ltd.   174,000                                   1,159
      Nissan Motor Co. Ltd.   108,700                                      1,218
      Nitori Co. Ltd.   4,500                                                287
      Nitto Denko Corp.   21,500                                           1,128
      Nomura Holdings, Inc.   93,000                                       1,597
      Okinawa Cellular Telephone Co.   53                                    344
      Okura Industrial Co. Ltd.   81,000                                     715
      Oracle Corp. Japan   10,600                                            622
    o Pasona, Inc.   133                                                     955
      Pioneer Corp.   22,000                                                 548
      Point, Inc.   1,200                                                     28
      Promise Co. Ltd.   11,600                                              521
      Quin Land Co. Ltd.   4                                                  48
      Round One Corp.   247                                                  508
    o Round One Corp. W/I   247                                              528
      Sankyo Aluminium Industry Co. Ltd.
      319,000                                                              1,181
      Sawai Pharmaceutical Co. Ltd.   4,400                                  155
      Sharp Corp.   52,000                                                   819
      SMC Corp.   7,500                                                      903
      Sumitomo Trust and Banking Co. Ltd.
      195,600                                                              1,092
    o Take and Give Needs Co. Ltd.   22                                      943
      Takeda Chemical Industries Ltd.   73,000                             2,583
      Tamron Co. Ltd.   34,000                                             1,902
      The Fuji Fire & Marine Insurance Co. Ltd.
      16,300                                                                  42
      Tokyo Broadcasting System, Inc.   7,600                                122
      Tokyu Corp.   23,800                                                   118
      Uniden Corp.   60,000                                                1,141
      USS Co. Ltd.   4,290                                                   305
      Yamanouchi Pharmaceutical Co. Ltd.
      6,700                                                                  168
      Yamato Transport Co. Ltd.   12,400                                     165
                                                                    ------------
                                                                          48,887

      MEXICO 3.0%
      --------------------------------------------------------------------------
      America Mobil SA de CV   345,100                                       410
    o Consorcio ARA SA de CV   41,900                                        114
    o Corporacion Geo SA, Series B   225,379                               1,210
    * Fomento Economico Mexicano SA de CV
      44,400                                                               1,586
    o Grupo Financiero BBVA Bancomer SA
      de CV   448,000                                                        380
      Grupo Modelo SA de CV   149,900                                        377
*o(5) Grupo Televisa SA de CV   85,800                                     3,325
    * Telefonos de Mexico SA   21,009                                        675
      Wal-Mart de Mexico SA de CV, Series C
      218,000                                                                568
      Wal-Mart de Mexico SA de CV, Series V
      192,500                                                                537
                                                                    ------------
                                                                           9,182

      NETHERLANDS 3.4%
      --------------------------------------------------------------------------
      AKZO Nobel N.V.   86,000                                             2,719
    o ASM Lithography Holding N.V.   50,500                                  877
    o ASML Holding N.V.   5,300                                               93
      Euronext N.V.   123,300                                              3,017
      Fortis N.V.   67,920                                                 1,207
    o Qiagen N.V.   26,500                                                   311
    o Versatel Telecom International N.V.
      701,964                                                              1,616
      Wolters Kluwer N.V.   30,700                                           431
                                                                    ------------
                                                                          10,271


54 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

                                                                     MRT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      NORWAY 0.8%
      --------------------------------------------------------------------------
      Ekornes ASA   39,242                                                   655
      Scibsted ASA   58,112                                                1,023
      Tandberg Television ASA   96,114                                       361
      Telenor ASA   61,000                                                   332
                                                                    ------------
                                                                           2,371

      POLAND 0.2%
      --------------------------------------------------------------------------
      Bank Polska Kasa Opieki Grupa Pekao
      SA   15,600                                                            446
      Grupa Kety SA   10,708                                                 316
                                                                    ------------
                                                                             762

      PORTUGAL 0.2%
      --------------------------------------------------------------------------
      Impresa Sociedade Gestora de
      Participacoes, SA   146,943                                            606

      RUSSIA 0.5%
      --------------------------------------------------------------------------
    * Lukoil Holding Co.   4,600                                             372
    * OAO Gazprom SP   500                                                    12
   *o Uralsvyazinform   162,733                                              999
                                                                    ------------
                                                                           1,383

      SINGAPORE 2.5%
      --------------------------------------------------------------------------
    o Accord Customer Care Solutions Ltd.
      2,667,000                                                              996
      Cosco Investments   2,963,600                                        1,064
      DBS Group Holdings Ltd.   68,000                                       559
      First Engineering Ltd.   2,342,800                                   1,184
      Hyflux Ltd.   146,000                                                  154
    o Neptune Orient Lines Ltd.   774,900                                    988
      Osim International Ltd.    244,000                                     149
      Unisteel Technology Ltd.   265,000                                     201
      United Overseas Bank Ltd.   238,000                                  1,859
      Venture International   32,000                                         347
                                                                    ------------
                                                                           7,501

      SOUTH AFRICA 0.3%
      --------------------------------------------------------------------------
      Edgars Consolidated Stores Ltd.   18,000                               265
    o MTN Group Ltd.   128,000                                               458
      Nortel Healthcare Holdings Ltd.
      383,600                                                                245
                                                                    ------------
                                                                             968
      SOUTH KOREA 2.8%
      --------------------------------------------------------------------------
    o Kookmin Bank   11,100                                                  405
      Korea Electric Power Corp.   18,050                                    348
    * KT Corp.   3,600                                                        71
    o Kumho Electric, Inc.   6,920                                           239
    o Osung LST Co. Ltd.   101,942                                           926
      POSCO   1,680                                                          196
      Samsung Electronics Co.   4,700                                      1,867
    o Sekonix Co. Ltd.   29,240                                              689
      SK Telecom Co. Ltd.   16,000                                         2,826
      Sungshin Cement Co. Ltd.   46,890                                    1,022
                                                                    ------------
                                                                           8,589

      SPAIN 1.2%
      --------------------------------------------------------------------------
      Antena 3 Television SA   192                                             6
      Banco Popular Espanol SA   11,200                                      583
      Grupo Ferrovial SA   10,400                                            297
      Inditex SA   21,000                                                    434
      Prisa-Promotora de Informaciones SA
      48,600                                                                 539
      Prosegur Compania de Seguridad SA
      13,600                                                                 221
    o Repsol YPF   42,600                                                    743
      Telefonica SA   56,753                                                 706
                                                                    ------------
                                                                           3,529

      SWEDEN 1.2%
      --------------------------------------------------------------------------
      Atlas Copco AB, Series A   16,800                                      590
      D. Carnegie & Co. AB   91,264                                          948
      Ericsson Telefonab LM AB, Class B
      692,800                                                              1,190
   *o Erricson Telefonab LM SP
      12,000                                                                 205
      Gunnebo AB   13,400                                                    296
      Lindex AB   11,934                                                     349
      Sandvik AB   3,200                                                      95
                                                                    ------------
                                                                           3,673

      SWITZERLAND 7.7%
      --------------------------------------------------------------------------
      Actelion Holdings Ltd.   2,400                                         228
      Adecco SA   18,300                                                   1,079
      Ciba Specialty Chemicals Holdings, Inc.
      11,645                                                                 770
      Clariant AG   49,170                                                   692


                                                         See financial notes. 55

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      Credit Swisse Group   78,900                                         2,780
      Givaudan AG   6,000                                                  2,705
      Julius Baer Holding AG, Class B   1,490                                483
    o Logitech International SA   9,250                                      371
      Lonza Group AG   5,000                                                 245
    o Micronas Semiconductor Holding AG
      4,200                                                                  175
  (2) Nestle SA   19,207                                                   4,229
      Novartis AG   62,910                                                 2,398
      Roche Holding AG Genusschein   7,700                                   637
      Schweizerische Rueckversicherung
      4,000                                                                  252
      Serono SA, Class B   721                                               498
    o SEZ Holding AG   37,124                                              1,223
      Swatch Group AG   15,700                                             1,672
      United Bank of Switzerland AG   45,025                               2,765
                                                                    ------------
                                                                          23,202

      TAIWAN 2.3%
      --------------------------------------------------------------------------
      Career Technology (MFG.) Co. Ltd.
      570,000                                                                772
    * Chunghwa Telecom Co. Ltd.   24,800                                     384
    o Eva Airways Corp.   924,015                                            392
    o Flexium Interconnect, Inc.   262,000                                   285
      Hon Hai Precision Industry Co. Ltd.
      138,000                                                                617
      King Yuan Electronics Co. Ltd.   413,000                               371
      Largan Precision Co. Ltd.   82,000                                     876
      MediaTek, Inc.   44,000                                                453
      Novatek Microelectronics Corp. Ltd.
      197,000                                                                620
      Optimax Technology Corp.   212,000                                     593
    o Powertech Technology, Inc.   149,000                                   219
      Premier Image Technology Corp.
      264,000                                                                435
      Quanta Computer, Inc.   26,400                                          72
   *o Taiwan Semiconductor Manufacturing Co.
      Ltd.   436,000                                                         860
                                                                    ------------
                                                                           6,949

      THAILAND 0.3%
      --------------------------------------------------------------------------
      Aeon Thana Sinsap (Thailand) Public Co.
      Ltd.   46,500                                                          230
    o Bangkok Bank Public Co. Ltd.   80,000                                  172
      Land and House Public Co. Ltd.
      936,000                                                                317
    o Tisco Financial Public Co. Ltd.   225,300                              188
                                                                    ------------
                                                                             907

      TURKEY 0.2%
      --------------------------------------------------------------------------
   *o Dogan Yayin Holding A/S   98,293,403                                   274
      Enka Insaat ve Sanayi A/S   6,883,000                                  241
                                                                    ------------
                                                                             515

      UNITED KINGDOM 15.6%
      --------------------------------------------------------------------------
      3I Group PLC   47,500                                                  500
    o Acambis PLC    53,500                                                  326
      Aegis Group PLC   1,090,000                                          1,845
      Associated British Ports Holdings PLC
      303,500                                                              2,189
      BAE Systems PLC   242,700                                              754
      BG Group PLC   345,200                                               1,574
      BHP Billiton PLC   162,000                                           1,272
      Bloomsbury Publishing PLC   106,540                                    474
      British Sky Broadcasting Group PLC
      192,547                                                              2,091
      Cadbury Schweppes PLC   357,500                                      2,292
    o Cambridge Antibody Tech Group PLC
      21,500                                                                 194
      Capital Group PLC   113,800                                            477
      Carlton Communications PLC   94,300                                    346
      Cattles PLC   59,500                                                   322
      Compass Group PLC   249,600                                          1,439
  (1) Diageo PLC   382,500                                                 4,498
    o Enodis PLC   1,515,000                                               1,967
      Enterprise Inns PLC   19,200                                           275
      French Connection Group PLC   24,565                                   822
      Galen Holdings PLC   23,800                                            304
  (6) GlaxoSmithKline PLC   152,400                                        3,264
      Granada PLC   497,400                                                  990
      HBOS PLC   86,700                                                    1,008
      Imperial Chemical Industries PLC
      311,060                                                              1,023
      Kesa Electricals PLC   60,560                                          251
      Kingfisher PLC   169,963                                               815
      Lloyds TSB Group PLC   137,920                                         958
      Man Group PLC   30,200                                                 742
      Marks & Spencer Group PLC   228,900                                  1,118


56 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      MFI Furniture Group PLC   102,700                                      283
 (10) Michael Page Group PLC   971,400                                     3,033
      Next PLC   22,900                                                      458
    o Orascom Telecommunications   9,000                                      44
      Reckitt Benkiser PLC   47,697                                        1,004
      Reed Elsevier PLC   238,000                                          1,850
      Reuters Holdings Group PLC   20,400                                     89
      RTL Group SA   4,060                                                   226
      Signet Group PLC   1,060,000                                         1,862
      Standard Chartered PLC   92,700                                      1,483
      Tesco PLC   580,100                                                  2,326
      Topps Tiles PLC   22,485                                               178
      Vodafone Group PLC   25,000                                             52
    o Wolfson Microelectronics PLC   63,151                                  254

                                                                    ------------
                                                                          47,272

      COMMON STOCK 0.2% of Net Assets

      UNITED STATES 0.2%
      --------------------------------------------------------------------------
    o Golden Telecom, Inc.   18,100                                          469

      SECURITY                                      FACE VALUE      MKT. VALUE
        RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      SHORT-TERM INVESTMENTS 0.2% of Net Assets

      U.S. GOVERNMENT SECURITIES 0.2%
      --------------------------------------------------------------------------
    = U.S. Treasury Bills
        0.82%, 12/18/03                                      10               10
        0.84%, 12/18/03                                      20               20
        0.85%, 12/18/03                                      50               50
        0.86%, 12/18/03                                      20               20
        0.87%, 12/18/03                                     110              110
        0.88%, 12/18/03                                      30               30
        0.92%, 12/18/03                                      60               60
        0.93%, 12/18/03                                     210              210
                                                                    ------------
                                                                             510

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      OTHER INVESTMENTS 7.2% of Net Assets

      OTHER INVESTMENT COMPANIES 6.9%
      --------------------------------------------------------------------------
      Provident Institutional Funds --
      TempCash   5,948,170                                                 5,948
    = Provident Institutional Funds --
      TempFund   14,989,116                                               14,989
                                                                    ------------
                                                                          20,937

      OTHER 0.3%
      --------------------------------------------------------------------------
      PNC Bank - Money Market Account
      824,000                                                                824

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 57

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

In addition to the above, the fund held the following at 10/31/03. All numbers x 1,000.

FOREIGN CURRENCY CONTRACTS

                                        Amount of                          Amount of
                     Currency to       Currency to      Currency to       Currency to      Unrealized
Expiration Date      be Received       be Received      be Delivered      be Delivered   Gains/(Losses)
11/03/2003        U.S. Dollars                  24   Australian Dollars             34               --
11/03/2003        Norway Krone               2,507   U.S. Dollars                  358               (3)
11/03/2003        Canadian Dollars              86   U.S. Dollars                   66               --
11/03/2003        Mexican Pesos              1,791   U.S. Dollars                  162               --
11/03/2003        Swiss Francs                 123   U.S. Dollars                   93               --
11/03/2003        U.S. Dollars                 391   European Euro                 336               --
11/03/2003        U.S. Dollars                 114   British Pounds                 67               --
11/03/2003        Sweden Krona               3,147   U.S. Dollars                  410               (7)
11/03/2003        European Euro                 19   U.S. Dollars                   22               --
11/03/2003        Singapore Dollars            271   U.S. Dollars                  156               --
11/04/2003        Singapore Dollars            463   U.S. Dollars                  267                1
11/04/2003        Swiss Francs                 124   U.S. Dollars                   93               --
11/04/2003        Canadian Dollars              80   U.S. Dollars                   61               --
11/04/2003        Japanese Yen              43,361   U.S. Dollars                  401                5
11/04/2003        U.S. Dollars                  52   Swiss Francs                   70               --
11/04/2003        U.S. Dollars                  52   European Euro                  46               --
11/04/2003        U.S. Dollars                  82   British Pounds                 48               --
11/04/2003        U.S. Dollars                  88   Czech Koruna                2,409               --
11/05/2003        Australian Dollars           137   U.S. Dollars                   96               (1)
11/05/2003        U.S. Dollars                  31   Czech Koruna                  857               --
11/05/2003        U.S. Dollars                  43   Australian Dollars             62               (1)
11/05/2003        Japanese Yen              39,392   U.S. Dollars                  363                4
11/05/2003        Swiss Francs                   6   U.S. Dollars                    5               --
11/05/2003        U.S. Dollars                  54   European Euro                  47               --
11/05/2003        U.S. Dollars                 104   British Pounds                 61               --
11/05/2003        U.S. Dollars                  52   Poland Zloty                  209               --
11/05/2003        Sweden Krona                  69   U.S. Dollars                    9               --
11/06/2003        Japanese Yen              11,656   U.S. Dollars                  107               (1)
11/06/2003        U.S. Dollars                   8   Japanese Yen                  875               --
                                                                                         --------------
                                                                                                     (3)


58 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

Statement of
ASSETS AND LIABILITIES

As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $304,050 a
Foreign currency                                                             325 b
Cash                                                                         267
Receivables:
   Fund shares sold                                                          851
   Dividends                                                                 381
   Foreign tax reclaims                                                      145
   Investments sold                                                        3,434
   Due from brokers for futures                                                7
Unrealized appreciation on foreign currency contracts                         10
Prepaid expenses                                                    +         11
                                                                    ------------
TOTAL ASSETS                                                             309,481

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                       93
   Investments bought                                                      7,292
   Investment adviser and administrator fees                                  16
   Transfer agency and shareholder service fees                                4
Unrealized depreciation on foreign currency contracts                         13
Accrued expenses                                                    +         74
                                                                    ------------
TOTAL LIABILITIES                                                          7,492

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             309,481
TOTAL LIABILITIES                                                   -      7,492
                                                                    ------------
NET ASSETS                                                              $301,989

NET ASSETS BY SOURCE
Capital received from investors                                          354,469
Net investment income not yet distributed                                    493
Net realized capital losses                                              (99,813) c
Net unrealized capital gains                                              46,840 c

NET ASSET VALUE (NAV)

                          SHARES
NET ASSETS      /       OUTSTANDING     =        NAV
$  301,989                   25,276           $11.95

Unless stated, all numbers x 1,000

a The fund paid $257,398 for these securities. Not counting short-term obligations and government securities, the fund paid $227,042 for securities during the report period and received $214,477 from securities it sold or that matured.

b The fund paid $325 for these currencies.

c These derive from investments, foreign currency transactions and futures. As of the report date, the fund has twenty-eight open S&P 500 futures contracts due to expire on December 19, 2003, with an aggregate net contract value of $7,347 and a net unrealized gain of $143.

FEDERAL TAX DATA
----------------------------------------------------

PORTFOLIO COST                              $260,151
NET UNREALIZED GAINS AND LOSSES:
Gains                                        $49,615
Losses                                  +     (5,716)
                                        ------------
                                             $43,899

UNDISTRIBUTED EARNINGS:
Ordinary income                               $1,008
Long-term capital gains                          $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                       Loss amount:
    2009                                     $40,326
    2010                                      53,351
    2011                                +      3,747
                                        ------------
                                             $97,424

RECLASSIFICATIONS:
Net investment income not
   yet distributed                             ($243)
Reclassified as:
   Net realized capital gains                   $243


                                                         See financial notes. 59

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                 $4,449 a
Interest                                                            +          4
                                                                    ------------
TOTAL INVESTMENT INCOME                                                    4,453

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                   (6,348)
Net realized losses on foreign currency transactions                        (448)
Net realized gains on futures sold                                  +        715
                                                                    ------------
NET REALIZED LOSSES                                                       (6,081)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       80,131
Net unrealized gains on foreign currency transactions                         40
Net unrealized gains on futures contracts                           +        158
                                                                    ------------
NET UNREALIZED GAINS                                                      80,329

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                  3,147 b
Transfer agent and shareholder service fees                                  562 c
Trustees' fees                                                                 6 d
Custodian and portfolio accounting fees                                      424
Professional fees                                                             40
Registration fees                                                             21
Shareholder reports                                                           72
Other expenses                                                      +         37
                                                                    ------------
Total expenses                                                             4,309
Expense reduction                                                   +       (596) e
                                                                    ------------
NET EXPENSES                                                               3,713

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    4,453
NET EXPENSES                                                        -      3,713
                                                                    ------------
NET INVESTMENT INCOME                                                        740
NET REALIZED LOSSES                                                       (6,081) f
NET UNREALIZED GAINS                                                +     80,329 f
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $74,988

Unless stated, all numbers x 1,000

a An additional $570 was withheld for foreign taxes.

b Calculated as 1.40% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e This reduction was made by the investment advisor (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 1.65% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $74,248.


60 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                           11/1/02-10/31/03     11/1/01-10/31/02
Net investment income                                  $740               $1,366
Net realized losses                                  (6,081)             (53,129)
Net unrealized gains                       +         80,329               18,541
                                           --------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                      74,988              (33,222)

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
Dividends from net investment income                     14                1,423
Distributions from net realized gains      +             --               13,081
                                           --------------------------------------
TOTAL DISTRIBUTIONS PAID                                $14              $14,504 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                            11/1/02-10/31/03    11/1/01-10/31/02
                                           SHARES      VALUE   SHARES      VALUE
Shares sold                                 6,539    $66,048    7,580    $77,749
Shares reinvested                               2         13    1,338     14,503
Shares redeemed                         +  (4,801)   (44,770)  (5,309)   (53,981) b
                                        -----------------------------------------
NET TRANSACTIONS IN FUND
SHARES                                      1,740    $21,291    3,609    $38,271

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                            11/1/02-10/31/03    11/1/01-10/31/02
                                          SHARES  NET ASSETS  SHARES  NET ASSETS
Beginning of period                       23,536    $205,724    19,927  $215,179
Total increase or decrease             +   1,740      96,265     3,609   (9,455) c
                                       ------------------------------------------
END OF PERIOD                             25,276     $301,989  23,536  $205,724  d

Unless stated, all numbers x 1,000

a The tax-basis components of distributions are:

CURRENT PERIOD
Ordinary income                $14
Long-term capital gains        $--

PRIOR PERIOD
Ordinary income             $1,423
Long-term capital gains    $13,081

b The fund charges 1.50% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

CURRENT PERIOD             $52
PRIOR PERIOD               $61

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $493 and $10 at the end of the current and prior period, respectively.


                                                         See financial notes. 61

SCHWAB MARKETMASTERS FUNDS(TM)

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

Prior to June 3, 2002, each fund invested in a mix of actively managed mutual funds. The transition to their current names and multi-manager strategy began on June 3, 2002.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST organized May 7, 1993
     Schwab S&P 500 Fund
     Schwab Small-Cap Index Fund(R)
     Schwab Total Stock Market Index Fund(R)
     Schwab International Index Fund(R)
     Schwab MarketTrack All Equity Portfolio(TM)
     Schwab MarketTrack Growth Portfolio(TM)
     Schwab MarketTrack Balanced Portfolio(TM)
     Schwab MarketTrack Conservative Portfolio(TM)
     Schwab U.S. MarketMasters Fund(TM)
     Schwab Balanced MarketMasters Fund(TM)
     Schwab Small-Cap MarketMasters Fund(TM)
     Schwab International MarketMasters Fund(TM)
     Schwab Core Equity Fund(TM)
     Schwab Dividend Equity Fund(TM)
     Schwab Small-Cap Equity Fund(TM)
     Schwab Hedged Equity Fund(TM)
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund
     Institutional Select S&P 500 Fund
     Institutional Select Large-Cap Value Index Fund
     Institutional Select Small-Cap Value Index Fund

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value
(NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the funds could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

SCHWAB MARKETMASTERS FUNDS(TM)

Because futures carry inherent risks, the funds must give the broker a deposit of cash and/or securities (the "initial margin") whenever they enter into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The funds record the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ALSO SELL SECURITIES SHORT (SELLING SECURITIES THEY DO NOT OWN). When they do so, the funds also place assets worth at least 100% of the value of the short securities into segregated accounts, as collateral. If the market value of the short securities subsequently falls, the funds can realize a gain by closing the position. However, if the value rises, the funds typically would have to add to their collateral or close out their short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statements of Assets and Liabilities.

THE SCHWAB BALANCED MARKETMASTERS FUND(TM) AND SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM) INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Similar to futures, forwards are agreements directly between two parties, however forwards are not publicly traded.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the terms of the swap are specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counterparty might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six month period.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

The Credit Swap or "Credit Default Swap" is a bilateral financial contract in which one counterparty (the Protection Buyer) pays a periodic fee, typically expressed in basis points on the notional amount, in return for a Contingent Payment by the Protection Seller following a Credit Event of a Reference Entity. The definitions of a Credit Event and the settlement mechanism used to determine the Contingent

SCHWAB MARKETMASTERS FUNDS(TM)

Payment are flexible and determined by negotiation between the counterparties at the inception of the transaction.

THE FUNDS ARE AUTHORIZED TO WRITE AND PURCHASE PUT AND CALL OPTIONS. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a fund pays a premium whether or not the option is exercised. The funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist.

THE FUNDS MAY ENTER INTO "TBA" (TO BE ANNOUNCED) PURCHASE COMMITMENTS TO PURCHASE SECURITIES FOR A FIXED PRICE AT A FUTURE DATE, TYPICALLY NOT EXCEEDING 45 DAYS. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in a fund's other assets.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

The adviser is responsible for compensating each fund's investment managers.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trust to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                   AMOUNT                       WEIGHTED
                                OUTSTANDING        AVERAGE      AVERAGE
                                AT 10/31/03       BORROWING*    INTEREST
   FUND                          ($ x 1,000)      ($ x 1,000)     RATE* (%)
-------------------------------------------------------------------------
SCHWAB U.S.
MARKETMASTERS FUND(TM)               --                79         1.66
-------------------------------------------------------------------------
SCHWAB BALANCED
MARKETMASTERS FUND(TM)               --               284         1.63
-------------------------------------------------------------------------
SCHWAB SMALL-CAP
MARKETMASTERS FUND(TM)               --               293         1.41
-------------------------------------------------------------------------
SCHWAB INTERNATIONAL
MARKETMASTERS FUND(TM)               --               235         1.60
-------------------------------------------------------------------------

*Based on the number of days for which the borrowing is outstanding.

SCHWAB MARKETMASTERS FUNDS(TM)

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on wash sales, foreign currency transactions and paydown gains and losses.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO QUOTED VALUE IS READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the funds' Board of Trustees.

- BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SWAP AGREEMENTS: each open contract is valued at fair value using guidelines adopted by the funds' Board of Trustees, using a formula that varies with the specific terms of the agreement.

- OPTIONS: open contracts are valued at their last quoted sale price or in the case of swaptions (options on swaps) at fair value, that varies with the specific terms of the underlying swap agreement.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

IF A FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued or dividends paid on securities sold short are recorded as an expense on the fund's records.

SCHWAB MARKETMASTERS FUNDS(TM)

OPTIONS purchased are recorded as assets and written options are recorded as liabilities to the extent of premiums paid or received. Each fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

SWAP premiums paid are recorded as assets and premiums received are recorded as liabilities.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab U.S. MarketMasters Fund(TM)
Schwab Balanced MarketMasters Fund(TM)
Schwab Small-Cap MarketMasters Fund(TM)
Schwab International MarketMasters Fund(TM)

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. MarketMasters Fund(TM), Schwab Balanced MarketMasters Fund(TM), Schwab Small-Cap MarketMasters Fund(TM) and Schwab International MarketMasters Fund(TM) (four of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the "funds") at October 31, 2003, and the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 12, 2003

SCHWAB MARKETMASTERS FUNDS(TM)

FUND TRUSTEES

       A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

       Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

       Each of the SchwabFunds (of which there were 49 as of 10/31/03) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                        TRUST POSITION(S);
NAME AND BIRTHDATE      TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2     Chair, Trustee:                 Chair, Director, The Charles Schwab Corp.; CEO, Director, Schwab
7/29/37                 Family of Funds, 1989;          Holdings, Inc.; Chair, Director, Charles Schwab & Co., Inc.; Charles
                        Investments, 1991;              Schwab Investment Management, Inc.; Chair, Charles Schwab
                        Capital Trust, 1993;            Holdings, Inc. I, Schwab International Holdings, Inc.; Director,
                        Annuity Portfolios, 1994.       U.S. Trust Corp., United States Trust Co. of New York, The Gap, Inc.
                                                        (clothing retailer), Siebel Systems (software); Trustee, Stanford
                                                        University. Until 6/03: Director, Xsign, Inc. (electronic payment systems). Until 5/03: Co-Chair, The Charles Schwab Corporation.
                                                        Until 5/02: Director, Vodafone AirTouch PLC (telecom). Until 3/02:
                                                        Director, Audiobase, Inc. (Internet audio solutions). Until 7/01:
                                                        Director, The Charles Schwab Trust Company. Until 1/99: Director,
                                                        Schwab Retirement Plan Services, Inc., Mayer & Schweitzer, Inc.
                                                        (securities brokerage subsidiary of The Charles Schwab Corp.),
                                                        Performance Technologies, Inc. (technology), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB MARKETMASTERS FUNDS(TM)

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE      TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1        Trustee:2003                    Vice Chair, EVP, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                 (all trusts)                    Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                        Corporation. Director, Wal-Mart Stores, eBay, Inc.
----------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1      Trustee: 2002                   EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                 (all trusts).                   Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE      TRUST OFFICE(S) HELD            MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK         President, CEO                  President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                 (all trusts).                   EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                        Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                        9/02: President, CIO, American Century Investment Management;
                                                        Director, American Century Cos., Inc. Until 6/01: CIO, Fixed Income,
                                                        American Century Cos., Inc. Until 1997: SVP, Director, Fixed Income
                                                        and Quantitative Equity Portfolio Management, Twentieth Century
                                                        Investors, Inc.
----------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG           Treasurer, Principal            SVP, CFO, Charles Schwab Investment Management, Inc.; VP,
3/7/51                  Financial Officer               The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                        (all trusts).                   Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
----------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD         SVP, Chief Investment           SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                  Officer                         Management, Inc.; CIO, The Charles Schwab Trust Co.
                        (all trusts).
----------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON          Secretary                       SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                 (all trusts).                   Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                        U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB MARKETMASTERS FUNDS(TM)

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE      TRUSTEE SINCE                 MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
--------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER      2000 (all trusts).            Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, Director,
8/13/60                                               America First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                      (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                      (research), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                      Children's Hospital. 2001: Special Advisor to the President, Stanford
                                                      University. Until 2002: Director, LookSmart, Ltd. (Internet infrastructure).
                                                      Until 2001: VP, Business Affairs, CFO, Stanford University.
--------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD       Family of Funds, 1989;        CEO, Dorward & Associates (management, marketing and
9/23/31                 Investments, 1991;            communications consulting). Until 1999: EVP, Managing Director,
                        Capital Trust, 1993;          Grey Advertising.
                        Annuity Portfolios, 1994.
--------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER       2000 (all trusts).            Co-CEO, Aphton Corp. (bio-pharmaceuticals). Director, Non-Executive
11/22/41                                              Chairman, Solectron Corp. (manufacturing), Airlease Ltd. (aircraft leasing), Mission West Properties (commercial real estate), Stratex
                                                      Networks (telecommunications); Public Governor, Member, executive committee, Pacific Stock & Options Exchange. Director, Digital
                                                      Microwave Corp. (network equipment). Until 1998: Dean, Haas
                                                      School of Business, University of California, Berkeley.
--------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES        Family of Funds, 1989;        Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                 Investments, 1991;            services and investment advice).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
--------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH         2000 (all trusts).            Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                               Director, Pennzoil-Quaker State Co. (oil and gas), Rorento N.V.
                                                      (investments -- Netherlands), Cooper Industries (electrical products);
                                                      Member, audit committee, Northern Border Partners, L.P. (energy).
--------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS      Family of Funds, 1989;        Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                 Investments, 1991;            Chair, CEO, North American Trust (real estate investments).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
--------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY       Family of Funds, 1989;        Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                 Investments, 1991;            investments).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.

SCHWAB MARKETMASTERS FUNDS(TM)

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies.

Actively managed funds include multi-manager stock funds, a fund that uses long-short strategies, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1

www.schwab.com

SCHWAB BY PHONE(TM) 2

Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

MAIL

Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(TM)
Schwab U.S. MarketMasters Fund(TM)
Schwab Small-Cap MarketMasters Fund(TM)
Schwab International MarketMasters Fund(TM)
Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2003 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13812-06

SCHWAB MARKETTRACK PORTFOLIOS(R)

      ANNUAL REPORT
      October 31, 2003

      Schwab MarketTrack
      All Equity Portfolio(TM)

      Schwab MarketTrack
      Growth Portfolio(TM)

      Schwab MarketTrack
      Balanced Portfolio(TM)

      Schwab MarketTrack
      Conservative Portfolio(TM)

                                                           [CHARLES SCHWAB LOGO]

Four portfolios that combine the power of indexing with the benefits of asset allocation.

IN THIS REPORT

      Management's Discussion ...........................................      2
         The president of SchwabFunds(R) and the funds'
         managers take a look at the factors that shaped
         fund performance during the report period.

         Performance at a Glance ........................................      5

      Schwab MarketTrack All Equity Portfolio(TM)
         Ticker Symbol: SWEGX

         The portfolio seeks high capital growth through an all-stock portfolio.

         Performance and Fund Facts .....................................      6
         Financial Statements ...........................................     14

      Schwab MarketTrack Growth Portfolio(TM)
         Ticker Symbol: SWHGX

      The portfolio seeks high capital growth with less volatility than an all-stock portfolio.

         Performance and Fund Facts .....................................      8
         Financial Statements ...........................................     19

      Schwab MarketTrack Balanced Portfolio(TM)
         Ticker Symbol: SWBGX

         The portfolio seeks both capital growth and income.

         Performance and Fund Facts .....................................     10
         Financial Statements ...........................................     31

      Schwab MarketTrack Conservative Portfolio(TM)
         Ticker Symbol: SWCGX

         The portfolio seeks income and more growth potential than an all-bond portfolio.

         Performance and Fund Facts .....................................     12
         Financial Statements ...........................................     43

       Financial Notes ..................................................     55
       Fund Trustees ....................................................     60
       Glossary .........................................................     63

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES R. SCHWAB]
CHARLES R. SCHWAB, Chairman

FROM THE CHAIRMAN

In the past few months, the mutual fund industry has been rocked by the discovery of improper practices and arrangements. Investors large and small have seen their confidence shaken, and understandably so.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. Many firms, including our own, have begun thorough investigations of their broker processes and procedures. We are continuing to scrutinize such transactions and arrangements, and are working closely with regulatory authorities. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds(R).

I fully believe that even a small number of irregularities is unacceptable. We have spent nearly 30 years building an ethical firm, and our business is founded on a commitment to doing what's right for investors. That commitment leaves no room for any failures to follow company policies or industry regulations.

Given the importance of mutual funds to American investors, I can understand why investors find the recent news to be disturbing. At the same time, I would caution investors not to overreact. Before taking any action, investors should consider implications to their portfolio, tax situation and long-term financial goals.

Ultimately, mutual funds still offer all the features that have made them so popular--diversification, liquidity, convenience, low investment minimums, and professional management. For individual investors especially, mutual funds continue to be one of the most cost-effective investment vehicles available. To date, millions of Americans have relied on mutual funds as an important way to invest for retirement, their children's education, and other financial goals. We see no reason why mutual funds cannot continue to do the same for millions more Americans in the years to come.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION
for the year ended October 31, 2003

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August of 2002, bringing with him 24 years of experience in the asset management industry.

Dear SchwabFunds(R) Shareholders:

By now, many of you have read the significant media coverage regarding the mutual fund industry. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. CSIM, which is a separate Charles Schwab subsidiary, has been conducting its own review of the SchwabFunds policies and procedures regarding market timing and late trading. We have examined over two years of activity by CSIM personnel and have not found the types of improper market timing or late trading arrangements that you have been reading about. Our research is still ongoing, so some of these facts may change. Here are our key findings to date:

- THE INTEGRITY OF OUR STAFF: We have not found any indication that any CSIM employees, including portfolio managers and senior managers, have engaged in improper or inappropriate trading for their own account.

- MARKET TIMING & LATE TRADING: We have not found any special arrangements with any shareholders to permit market timing or trading of SchwabFunds after market close.

- HEDGE FUNDS: We have not found any special arrangements with hedge funds or other private investment vehicles that would permit them to trade in a way that was inconsistent with a fund's policies and procedures.

As part of the recent mutual fund investigations, requests for information were sent by the SEC to about 90 of the largest mutual fund companies. As the nation's 11th largest fund family with over $140 billion under management, SchwabFunds also received a request from the SEC. We take these requests very seriously and are working closely with the regulators on this matter.

Charles Schwab founded his firm 30 years ago with a vision to create the most useful and ethical financial services firm in the world. We live by that philosophy every day and nothing means more to our business than the trust of our shareholders.

Your investment in SchwabFunds is an indication of the trust you place in us. As the managers of your money, we have a special obligation to live up to that trust. I want to thank you for investing with us, and want to assure you that we strive relentlessly to operate our business with the highest ethical standards and an unwavering commitment to serve you, our SchwabFunds shareholders.

Sincerely,

/s/ Randall W. Merk


2  Schwab MarketTrack Portfolios(R)

[PHOTO OF GERI HOM AND KIMON DAIFOTIS]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios(R). Prior to joining the firm in 1995, she worked for nearly 15 years in equity management.

KIMON DAIFOTIS, CFA, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the Schwab Market-Track Portfolios. Prior to joining the firm in 1997, he worked for more than 18 years in research and asset management.

THE ECONOMY AND THE MARKET

THE ECONOMY CONTINUED TO GATHER STRENGTH DURING THE REPORT PERIOD, BUT IMPROVEMENT REMAINED SLUGGISH AND UNEVEN. Although numerous factors had been indicating that the U.S. economy was in recovery when the report period began, many remained concerned about the slow pace of improvement, in particular the absence of job growth. However, the government reported an 8.2% increase in GDP for the third quarter of 2003, job growth for October 2003 was the largest since January 2003, and merger activity picked up--indications that the economy may have gained real strength during the report period.

GOVERNMENT POLICIES WERE STRONGLY AIMED AT STIMULATING THE ECONOMY. The Federal Reserve (the Fed) cut short-term interest rates twice during the period--0.50% in November 2002 and 0.25% in June 2003--bringing the Fed funds target rate to a 45-year low of 1.00%. On the fiscal side, stimulus measures included tax cuts.

Consumer spending held up strongly throughout the economic downturn, bolstered in part by unprecedented activity in mortgage refinancing (as individuals took advantage of the opportunity to refinance at historically low rates). During the period, we also saw business capital spending show signs of life after declining for the past few years.

STOCK PRICES ROSE SIGNIFICANTLY OVER THE PERIOD, EVEN AS SKEPTICISM LINGERED ABOUT THE QUALITY OF THE RALLY. After more than two years of generally negative performance, U.S. equity markets reached an apparent bottom during the report period, then rose strongly, ending the period with significant gains. During the report period, the Nasdaq Composite Index rose 46%, while the S&P 500(R) Index rose nearly 21%.

One striking feature of the overall U.S. stock market during the report period is that stocks with more speculative characteristics tended to perform better than stocks with more demonstrable quality. For example, companies with low earnings or dividends generally outperformed companies with higher earnings or dividends. This held true for other measures of quality as well, such as debt to equity: those with higher levels of debt performed better than companies with lower levels of debt. Consistent with this trend, small-cap stocks (which tend to be more


                                             Schwab MarketTrack Portfolios(R)  3

      Even the worst-performing sectors in the economy posted a positive return, with formerly hard-hit sectors such as information technology leading the rebound.

speculative) performed well during the period, and microcap stocks performed even better. Large-cap stocks lagged both groups, but still performed well.

Many market observers have asked why lower quality securities outperformed higher quality and whether it could continue. There are many possible answers, but we believe the more important point is that in the long run, quality has been shown to be a superior indicator of performance.

DESPITE THE DIVIDEND TAX CUT, DIVIDEND STOCKS UNDERPERFORMED THE OVERALL MARKET DURING THE PERIOD. Congress passed the tax cut during the period as part of the government's economic stimulus efforts. The cut reduced the double taxation of corporate dividends, thus lowering the cost of capital and encouraging investment. Since companies that pay dividends are generally more established and less speculative, we see the underperformance of these stocks as being part of the larger market trend mentioned earlier.

U.S. INVESTORS SAW GAINS OVERSEAS, HELPED BY CURRENCY TRENDS. Most foreign markets showed positive total returns for the period, and these returns were augmented by the fact that the United States dollar fell versus most major foreign currencies.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

20.80%  S&P 500(R) INDEX: measures U.S. large-cap stocks

43.37%  RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

27.03% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.91%   LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

1.15%   THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S.
         Treasury obligations

[LINE GRAPH]

                  Lehman Brothers                                                  Three-Month
                  U.S. Aggregate   MSCI EAFE(R)   Russell 2000(R)  S&P 500(R)   U.S. Treasury Bills
                    Bond Index        Index          Index           Index          (T-Bills)
31-Oct-2002            0.00            0.00           0.00            0.00             0.00
01-Nov-2002           -0.18           -0.35           2.67            1.72             0.01
08-Nov-2002            0.59            0.98           1.50            1.07             0.07
15-Nov-2002            0.25            1.69           3.40            2.83             0.09
22-Nov-2002           -0.07            4.00           7.19            5.20             0.11
29-Nov-2002           -0.03            4.54           8.92            5.89             0.14
06-Dec-2002            0.52            1.29           6.37            3.21             0.16
13-Dec-2002            0.86           -0.52           4.07            0.67             0.19
20-Dec-2002            1.42           -0.45           3.79            1.41             0.21
27-Dec-2002            1.99           -0.85           3.12           -0.85             0.24
03-Jan-2003            1.36            2.96           4.80            2.93             0.25
10-Jan-2003            1.18            3.07           6.46            5.13             0.28
17-Jan-2003            1.83            2.26           4.25            2.23             0.30
24-Jan-2003            2.20           -0.96           0.76           -2.34             0.33
31-Jan-2003            2.13           -3.19           0.01           -2.95             0.35
07-Feb-2003            2.47           -4.39          -3.56           -5.84             0.37
14-Feb-2003            2.45           -3.79          -3.60           -5.20             0.39
21-Feb-2003            2.75           -3.22          -2.01           -3.66             0.41
28-Feb-2003            3.54           -5.42          -3.01           -4.40             0.43
07-Mar-2003            3.83           -8.07          -4.69           -5.75             0.47
14-Mar-2003            3.45           -7.78          -4.59           -5.20             0.49
21-Mar-2003            2.18           -3.65           1.31            1.92             0.51
28-Mar-2003            3.12           -5.36          -0.65           -1.73             0.53
04-Apr-2003            3.13           -4.01           0.61            0.04             0.55
11-Apr-2003            3.15           -3.78           0.10           -1.11             0.57
18-Apr-2003            3.40           -0.82           3.46            1.78             0.59
25-Apr-2003            3.97           -1.11           4.77            2.38             0.62
02-May-2003            4.15            2.54           9.99            6.00             0.64
09-May-2003            5.05            4.64          11.59            6.42             0.67
16-May-2003            5.84            6.77          11.94            7.74             0.69
23-May-2003            6.21            6.25          12.96            6.49             0.71
30-May-2003            6.26            7.98          19.10            9.98             0.73
06-Jun-2003            6.35           12.02          22.61           12.79             0.75
13-Jun-2003            7.36           13.35          21.52           12.94             0.80
20-Jun-2003            6.41           14.39          21.49           13.76             0.82
27-Jun-2003            5.85           11.29          21.36           11.58             0.83
04-Jul-2003            5.69           12.74          23.44           12.69             0.85
11-Jul-2003            5.85           12.64          28.17           14.17             0.87
18-Jul-2003            4.74           10.95          25.74           13.63             0.88
25-Jul-2003            4.06           13.99          26.87           14.25             0.90
01-Aug-2003            2.43           12.70          26.70           12.19             0.91
08-Aug-2003            3.59           12.44          22.90           11.92             0.93
15-Aug-2003            2.56           15.65          27.79           13.51             0.95
22-Aug-2003            2.95           16.17          31.49           13.81             0.97
29-Aug-2003            3.16           16.01          34.75           15.56             0.99
05-Sep-2003            3.79           19.26          37.87           17.14             1.01
12-Sep-2003            4.28           19.87          37.96           16.87             1.03
19-Sep-2003            4.79           23.18          41.00           18.91             1.04
26-Sep-2003            5.48           20.32          31.60           14.43             1.06
03-Oct-2003            4.78           24.97          38.95           18.25             1.08
10-Oct-2003            4.75           27.25          40.81           19.25             1.10
17-Oct-2003            4.23           27.96          41.18           19.42             1.12
24-Oct-2003            5.08           25.40          37.41           18.24             1.13
31-Oct-2003            4.91           27.03          43.37           20.80             1.15

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.


4  Schwab MarketTrack Portfolios(R)

PERFORMANCE AT A GLANCE
Total return for the 12 months ended 10/31/03

SCHWAB MARKETTRACK
ALL EQUITY PORTFOLIO(TM) .........   25.77%
Benchmark ........................   25.42%

Performance Details ..............   page 6

SCHWAB MARKETTRACK
GROWTH PORTFOLIO(TM) .............   21.18%
Benchmark ........................   21.26%

Performance Details ..............   page 8

SCHWAB MARKETTRACK
BALANCED PORTFOLIO(TM) ...........   17.12%
Benchmark ........................   17.31%

Performance Details ..............  page 10

SCHWAB MARKETTRACK
CONSERVATIVE PORTFOLIO(TM) .......   12.98%
Benchmark ........................   13.45%

Performance Details ..............  page 12

THE PORTFOLIOS

All of the portfolios posted double-digit total returns for the report period. October 2003, the last month of the period, was an especially strong month for the broad U.S. stock market, and marked the seventh positive month of the last eight.

The S&P 500(R) Index closed above 1050 for the first time since May of 2002. Third-quarter earnings were 5% above consensus estimates for the 79% of the companies in the index that had reported their third-quarter earnings by the time this report was written. Telecom services, the weakest sector in the S&P 500, was up 3%. Information technology, which had been especially hard-hit in recent years, led all sectors in the S&P 500 during the period with a notable 41% total return.

Bonds were up modestly for the report period; the Lehman Aggregate Bond Index had a total return of nearly 5%. After trending down, interest rates spiked up sharply in June 2003, pushing down bond prices.

Of the four portfolios, it was the SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO that had the highest total return for the period. The fund's exposure to small-cap and international stocks, and its lack of exposure to the bond market, helped it outperform the S&P 500.

Exposure to small-cap and international stocks also contributed positively to the performance of the SCHWAB MARKETTRACK GROWTH PORTFOLIO, helping it post a total return similar to that of the S&P 500 even though it had some bond market exposure.

Increasingly larger exposure to bonds meant progressively lower total returns for the SCHWAB MARKETTRACK BALANCED PORTFOLIO and the SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO. However, these portfolios did experience less volatility than either of the other two portfolios.

           ---------------------------------------------------------

Past performance does not indicate future results.

Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the portfolios' total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

All portfolio and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Each portfolio's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. For more current performance information visit www.schwab.com or call 1-800-435-4000.

Small company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed subsequent to the report date.


                                             Schwab MarketTrack Portfolios(R)  5

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(TM)

PERFORMANCE  as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the portfolio with a benchmark and the portfolio's Morningstar category.

[BAR CHART]

                                                    Benchmark:    Fund Category:
                                                    ALL EQUITY     MORNINGSTAR
                                                    COMPOSITE       LARGE-CAP
                                      PORTFOLIO       INDEX           BLEND
                                      ---------       -----           -----
1 YEAR                                  25.77%        25.42%          19.40%
5 YEARS                                  1.79%         3.71%            .72%
SINCE INCEPTION: 5/1/96                  0.25%          n/a           -0.12%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in a benchmark and an additional index.

 $10,140   PORTFOLIO
 $10,967   ALL EQUITY COMPOSITE INDEX
 $10,150   S&P 500 INDEX

[LINE GRAPH]

                                 ALL EQUITY
                                 COMPOSITE       S&P 500
                   PORTFOLIO       INDEX          INDEX
20-May-1998         $10,000                      $10,000
31-May-1998         $ 9,850        $10,000       $ 9,751
30-Jun-1998         $10,050        $10,115       $10,147
31-Jul-1998         $ 9,810        $ 9,896       $10,039
31-Aug-1998         $ 8,330        $ 8,345       $ 8,590
30-Sep-1998         $ 8,610        $ 8,578       $ 9,140
31-Oct-1998         $ 9,280        $ 9,142       $ 9,883
30-Nov-1998         $ 9,800        $ 9,652       $10,482
31-Dec-1998         $10,303        $10,168       $11,086
31-Jan-1999         $10,483        $10,339       $11,549
28-Feb-1999         $10,041        $ 9,911       $11,190
31-Mar-1999         $10,383        $10,217       $11,638
30-Apr-1999         $10,896        $10,750       $12,088
31-May-1999         $10,664        $10,599       $11,803
30-Jun-1999         $11,197        $11,165       $12,458
31-Jul-1999         $11,137        $11,096       $12,069
31-Aug-1999         $11,056        $10,974       $12,009
30-Sep-1999         $11,006        $10,857       $11,680
31-Oct-1999         $11,539        $11,262       $12,419
30-Nov-1999         $11,971        $11,820       $12,672
31-Dec-1999         $12,885        $12,884       $13,418
31-Jan-2000         $12,162        $12,359       $12,744
29-Feb-2000         $12,498        $12,966       $12,503
31-Mar-2000         $13,159        $13,492       $13,726
30-Apr-2000         $12,610        $12,906       $13,313
31-May-2000         $12,223        $12,549       $13,040
30-Jun-2000         $12,752        $13,078       $13,362
31-Jul-2000         $12,386        $12,812       $13,154
31-Aug-2000         $13,098        $13,553       $13,971
30-Sep-2000         $12,477        $13,031       $13,233
31-Oct-2000         $12,274        $12,749       $13,177
30-Nov-2000         $11,378        $11,852       $12,139
31-Dec-2000         $11,736        $12,380       $12,198
31-Jan-2001         $11,996        $12,657       $12,632
28-Feb-2001         $10,967        $11,713       $11,480
31-Mar-2001         $10,302        $10,966       $10,752
30-Apr-2001         $11,081        $11,792       $11,587
31-May-2001         $11,061        $11,818       $11,665
30-Jun-2001         $10,925        $11,629       $11,381
31-Jul-2001         $10,655        $11,366       $11,270
31-Aug-2001         $10,187        $10,889       $10,564
30-Sep-2001         $ 9,179        $ 9,762       $ 9,711
31-Oct-2001         $ 9,418        $10,071       $ 9,896
30-Nov-2001         $10,000        $10,700       $10,655
31-Dec-2001         $10,205        $10,968       $10,749
31-Jan-2002         $ 9,887        $10,717       $10,592
28-Feb-2002         $ 9,728        $10,571       $10,388
31-Mar-2002         $10,258        $11,132       $10,778
30-Apr-2002         $ 9,972        $10,902       $10,125
31-May-2002         $ 9,855        $10,783       $10,050
30-Jun-2002         $ 9,293        $10,157       $ 9,335
31-Jul-2002         $ 8,380        $ 9,152       $ 8,607
31-Aug-2002         $ 8,402        $ 9,165       $ 8,663
30-Sep-2002         $ 7,585        $ 8,290       $ 7,722
31-Oct-2002         $ 8,062        $ 8,744       $ 8,401
30-Nov-2002         $ 8,529        $ 9,229       $ 8,896
31-Dec-2002         $ 8,118        $ 8,793       $ 8,374
31-Jan-2003         $ 7,817        $ 8,526       $ 8,154
28-Feb-2003         $ 7,645        $ 8,327       $ 8,032
31-Mar-2003         $ 7,656        $ 8,324       $ 8,110
30-Apr-2003         $ 8,355        $ 9,023       $ 8,778
31-May-2003         $ 8,925        $ 9,621       $ 9,241
30-Jun-2003         $ 9,075        $ 9,786       $ 9,359
31-Jul-2003         $ 9,323        $10,061       $ 9,524
31-Aug-2003         $ 9,559        $10,351       $ 9,710
30-Sep-2003         $ 9,538        $10,305       $ 9,607
31-Oct-2003         $10,140        $10,967       $10,150

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The portfolio's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

2 The All Equity Composite Index is composed of Morningstar category averages and is calculated using the following portion allocations: 45% large-cap stocks, 25% small-cap stocks and 30% foreign stocks. Source: Morningstar, Inc.


6  Schwab MarketTrack Portfolios(R)

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(TM)

FUND FACTS as of 10/31/03

Portfolio Category 1

[GRAPHIC]

                      INVESTMENT STYLE
MARKET CAP        Value    Blend    Growth
   Large           / /      /X/       / /
   Medium          / /      / /       / /
   Small           / /      / /       / /

STATISTICS

NUMBER OF HOLDINGS                                                         5
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($  x 1,000,000)                           $53,008
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                               30.4
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                    2.5
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   10%
--------------------------------------------------------------------------------

TOP HOLDINGS 2

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  SCHWAB S&P 500 FUND                                                44.8%
     Select Shares(R)
--------------------------------------------------------------------------------
(2)  SCHWAB INTERNATIONAL                                               29.9%
     INDEX FUND(R)
     Select Shares
--------------------------------------------------------------------------------
(3)  SCHWAB SMALL-CAP INDEX                                             25.0%
     FUND(R)
     Select Shares
--------------------------------------------------------------------------------
     TOTAL                                                              99.7%

ASSET CLASS WEIGHTINGS % of Portfolio

This chart shows the portfolio's asset class composition as of the report date.

[PIE CHART]

44.7%  LARGE-CAP STOCKS
29.9%  INTERNATIONAL STOCKS
25.1%  SMALL-CAP STOCKS
 0.3%  SHORT-TERM INVESTMENTS

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the portfolio based on a ten-factor model for value and growth characteristics. The portfolio's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the portfolio's holdings as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


                                             Schwab MarketTrack Portfolios(R)  7

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the portfolio with a benchmark and the portfolio's Morningstar category.

[BAR CHART]

                                              Benchmark:     Fund Category:
                                               GROWTH          MORNINGSTAR
                                              COMPOSITE         MODERATE
                                PORTFOLIO       INDEX          ALLOCATION
1 YEAR                            21.18%        21.26%            15.87%
5 YEARS                            2.83%         4.22%             3.00%
SINCE INCEPTION: 11/20/95          7.16%          n/a              7.02%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in a benchmark and two additional indices.

$17,338   PORTFOLIO
$17,489   GROWTH COMPOSITE INDEX
$19,879   S&P 500 INDEX
$17,171   LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                                                   Lehman
                                  Growth                           Brothers
                                Composite        S&P 500        U.S. Aggregate
                 Portfolio        Index          Index            Bond Index
 20-Nov-95        $10,000                        $10,000            $10,000
 30-Nov-95        $10,080         $10,000        $10,104            $10,076
 31-Dec-95        $10,292         $10,178        $10,299            $10,217
 31-Jan-96        $10,442         $10,337        $10,649            $10,285
 29-Feb-96        $10,533         $10,462        $10,748            $10,106
 31-Mar-96        $10,623         $10,589        $10,852            $10,035
 30-Apr-96        $10,803         $10,870        $11,011             $9,979
 31-May-96        $10,954         $11,039        $11,294             $9,959
 30-Jun-96        $10,934         $10,994        $11,337            $10,092
 31-Jul-96        $10,523         $10,563        $10,836            $10,120
 31-Aug-96        $10,733         $10,817        $11,064            $10,102
 30-Sep-96        $11,184         $11,204        $11,686            $10,278
 31-Oct-96        $11,324         $11,270        $12,009            $10,506
 30-Nov-96        $11,896         $11,765        $12,917            $10,686
 31-Dec-96        $11,784         $11,739        $12,661            $10,587
 31-Jan-97        $12,008         $12,002        $13,451            $10,620
 28-Feb-97        $12,028         $11,995        $13,557            $10,646
 31-Mar-97        $11,692         $11,712        $13,001            $10,528
 30-Apr-97        $12,038         $11,915        $13,776            $10,686
 31-May-97        $12,793         $12,637        $14,614            $10,787
 30-Jun-97        $13,313         $13,122        $15,268            $10,916
 31-Jul-97        $14,087         $13,802        $16,482            $11,210
 31-Aug-97        $13,618         $13,416        $15,559            $11,115
 30-Sep-97        $14,301         $14,089        $16,410            $11,280
 31-Oct-97        $13,853         $13,577        $15,862            $11,443
 30-Nov-97        $14,098         $13,661        $16,597            $11,496
 31-Dec-97        $14,259         $13,804        $16,882            $11,612
 31-Jan-98        $14,410         $13,913        $17,070            $11,761
 28-Feb-98        $15,220         $14,688        $18,300            $11,751
 31-Mar-98        $15,738         $15,251        $19,237            $11,791
 30-Apr-98        $15,846         $15,393        $19,432            $11,852
 31-May-98        $15,576         $15,155        $19,097            $11,965
 30-Jun-98        $15,868         $15,309        $19,873            $12,067
 31-Jul-98        $15,555         $15,056        $19,662            $12,092
 31-Aug-98        $13,729         $13,195        $16,823            $12,289
 30-Sep-98        $14,194         $13,524        $17,901            $12,577
 31-Oct-98        $15,080         $14,221        $19,357            $12,510
 30-Nov-98        $15,760         $14,871        $20,530            $12,581
 31-Dec-98        $16,422         $15,515        $21,712            $12,619
 31-Jan-99        $16,718         $15,738        $22,620            $12,709
 28-Feb-99        $16,103         $15,176        $21,916            $12,486
 31-Mar-99        $16,576         $15,570        $22,793            $12,555
 30-Apr-99        $17,224         $16,230        $23,675            $12,595
 31-May-99        $16,916         $16,021        $23,116            $12,484
 30-Jun-99        $17,586         $16,699        $24,399            $12,444
 31-Jul-99        $17,465         $16,620        $23,638            $12,392
 31-Aug-99        $17,355         $16,475        $23,520            $12,386
 30-Sep-99        $17,290         $16,368        $22,875            $12,530
 31-Oct-99        $17,982         $16,861        $24,323            $12,576
 30-Nov-99        $18,520         $17,544        $24,817            $12,575
 31-Dec-99        $19,602         $18,810        $26,279            $12,514
 31-Jan-00        $18,730         $18,188        $24,960            $12,473
 29-Feb-00        $19,155         $18,945        $24,487            $12,624
 31-Mar-00        $20,049         $19,586        $26,882            $12,791
 30-Apr-00        $19,389         $18,885        $26,073            $12,754
 31-May-00        $18,931         $18,461        $25,539            $12,747
 30-Jun-00        $19,635         $19,150        $26,169            $13,012
 31-Jul-00        $19,233         $18,861        $25,761            $13,131
 31-Aug-00        $20,206         $19,765        $27,361            $13,321
 30-Sep-00        $19,456         $19,176        $25,917            $13,405
 31-Oct-00        $19,255         $18,851        $25,808            $13,493
 30-Nov-00        $18,148         $17,842        $23,774            $13,715
 31-Dec-00        $18,660         $18,536        $23,891            $13,970
 31-Jan-01        $19,052         $18,917        $24,739            $14,198
 28-Feb-01        $17,758         $17,818        $22,483            $14,321
 31-Mar-01        $16,938         $16,922        $21,057            $14,393
 30-Apr-01        $17,955         $17,929        $22,693            $14,332
 31-May-01        $18,001         $17,973        $22,845            $14,418
 30-Jun-01        $17,851         $17,752        $22,290            $14,473
 31-Jul-01        $17,574         $17,490        $22,072            $14,797
 31-Aug-01        $16,973         $16,938        $20,690            $14,967
 30-Sep-01        $15,667         $15,553        $19,018            $15,141
 31-Oct-01        $16,037         $15,993        $19,382            $15,457
 30-Nov-01        $16,823         $16,758        $20,868            $15,244
 31-Dec-01        $17,086         $17,077        $21,052            $15,147
 31-Jan-02        $16,706         $16,775        $20,744            $15,269
 28-Feb-02        $16,492         $16,618        $20,344            $15,417
 31-Mar-02        $17,157         $17,287        $21,109            $15,161
 30-Apr-02        $16,753         $17,055        $19,830            $15,456
 31-May-02        $16,623         $16,930        $19,683            $15,587
 30-Jun-02        $15,863         $16,156        $18,282            $15,723
 31-Jul-02        $14,652         $14,890        $16,858            $15,913
 31-Aug-02        $14,747         $14,943        $16,967            $16,182
 30-Sep-02        $13,619         $13,831        $15,123            $16,444
 31-Oct-02        $14,307         $14,423        $16,454            $16,368
 30-Nov-02        $14,984         $15,068        $17,423            $16,363
 31-Dec-02        $14,440         $14,550        $16,400            $16,702
 31-Jan-03        $14,030         $14,197        $15,970            $16,717
 28-Feb-03        $13,825         $13,962        $15,731            $16,948
 31-Mar-03        $13,849         $13,954        $15,883            $16,934
 30-Apr-03        $14,863         $14,916        $17,192            $17,075
 31-May-03        $15,720         $15,751        $18,098            $17,392
 30-Jun-03        $15,913         $15,967        $18,330            $17,358
 31-Jul-03        $16,167         $16,249        $18,652            $16,774
 31-Aug-03        $16,517         $16,639        $19,016            $16,885
 30-Sep-03        $16,529         $16,652        $18,815            $17,332
 31-Oct-03        $17,338         $17,489        $19,879            $17,171

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The portfolio's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

2 The Growth Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 40% large-cap stocks, 20% small-cap stocks, 20% foreign stocks, 15% bonds and 5% cash. Source: Morningstar, Inc.


8  Schwab MarketTrack Portfolios(R)

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

Fund Facts as of 10/31/03

PORTFOLIO CATEGORY 1
[GRAPHIC]


                         INVESTMENT STYLE
MARKET CAP          Value     Blend     Growth
  Large             / /       /X/       / /
  Medium            / /       / /       / /
  Small             / /       / /       / /

STATISTICS

NUMBER OF HOLDINGS                                                        506
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $47,303
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                31.9
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.4
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     9%
--------------------------------------------------------------------------------

TOP HOLDINGS 2

                                                                        % OF
SECURITY                                                             NET ASSETS
--------------------------------------------------------------------------------
 (1)  SCHWAB S&P 500 FUND                                               23.9%
      Select Shares(R)
--------------------------------------------------------------------------------
 (2)  SCHWAB SMALL-CAP INDEX FUND(R)                                    20.2%
      Select Shares
--------------------------------------------------------------------------------
 (3)  SCHWAB INTERNATIONAL INDEX FUND(R)                                20.0%
      Select Shares
--------------------------------------------------------------------------------
 (4)  SCHWAB TOTAL BOND MARKET FUND(TM)                                 14.9%
--------------------------------------------------------------------------------
 (5)  GENERAL ELECTRIC CO.                                               0.5%
--------------------------------------------------------------------------------
 (6)  MICROSOFT CORP.                                                    0.5%
--------------------------------------------------------------------------------
 (7)  WAL-MART STORES, INC.                                              0.4%
--------------------------------------------------------------------------------
 (8)  PFIZER, INC.                                                       0.4%
--------------------------------------------------------------------------------
 (9)  CITIGROUP, INC.                                                    0.4%
--------------------------------------------------------------------------------
 (10) EXXON MOBIL CORP.                                                  0.4%
--------------------------------------------------------------------------------
      TOTAL                                                             81.6%

ASSET CLASS WEIGHTINGS % of Portfolio

This chart shows the portfolio's asset class composition as of the report date.

[PIE CHART]

40.2%  LARGE CAP STOCKS
20.2%  SMALL-CAP STOCKS
20.0%  INTERNATIONAL STOCKS
15.0%  BONDS
 4.6%  SHORT-TERM INVESTMENTS

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the portfolio based on a ten-factor model for value and growth characteristics. The portfolio's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the portfolio's holdings as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


                                              Schwab MarketTrack Portfolios(R) 9

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

Performance as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the portfolio with a benchmark and the portfolio's Morningstar category.

[BAR CHART]


                                                Benchmark:     Fund Category:
                                                 BALANCED        MORNINGSTAR
                                                COMPOSITE         MODERATE
                                 PORTFOLIO        INDEX          ALLOCATION
1 YEAR                            17.12%          17.31%           15.87%
5 YEARS                            3.74%           4.79%            3.00%
SINCE INCEPTION: 11/20/95          7.05%            N/A             7.02%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in a benchmark and two additional indices.

$17,193  PORTFOLIO
$17,500  BALANCED COMPOSITE INDEX
$19,879  S&P 500 INDEX
$17,171  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                                                    LEHMAN
                                   BALANCED                        BROTHERS
                                  COMPOSITE        S&P 500      U.S. AGGREGATE
                  PORTFOLIO         INDEX           INDEX         BOND INDEX
 20-Nov-95         $10,000                         $10,000          $10,000
 30-Nov-95         $10,080         $10,000         $10,104          $10,076
 31-Dec-95         $10,270         $10,160         $10,299          $10,217
 31-Jan-96         $10,390         $10,296         $10,649          $10,285
 29-Feb-96         $10,410         $10,350         $10,748          $10,106
 31-Mar-96         $10,460         $10,425         $10,852          $10,035
 30-Apr-96         $10,581         $10,614         $11,011           $9,979
 31-May-96         $10,691         $10,744         $11,294           $9,959
 30-Jun-96         $10,711         $10,736         $11,337          $10,092
 31-Jul-96         $10,410         $10,421         $10,836          $10,120
 31-Aug-96         $10,551         $10,615         $11,064          $10,102
 30-Sep-96         $10,912         $10,956         $11,686          $10,278
 31-Oct-96         $11,082         $11,067         $12,009          $10,506
 30-Nov-96         $11,534         $11,487         $12,917          $10,686
 31-Dec-96         $11,415         $11,438         $12,661          $10,587
 31-Jan-97         $11,589         $11,662         $13,451          $10,620
 28-Feb-97         $11,589         $11,658         $13,557          $10,646
 31-Mar-97         $11,334         $11,402         $13,001          $10,528
 30-Apr-97         $11,620         $11,603         $13,776          $10,686
 31-May-97         $12,183         $12,159         $14,614          $10,787
 30-Jun-97         $12,593         $12,541         $15,268          $10,916
 31-Jul-97         $13,217         $13,135         $16,482          $11,210
 31-Aug-97         $12,849         $12,845         $15,559          $11,115
 30-Sep-97         $13,391         $13,371         $16,410          $11,280
 31-Oct-97         $13,125         $13,064         $15,862          $11,443
 30-Nov-97         $13,309         $13,153         $16,597          $11,496
 31-Dec-97         $13,443         $13,290         $16,882          $11,612
 31-Jan-98         $13,582         $13,399         $17,070          $11,761
 28-Feb-98         $14,149         $13,959         $18,300          $11,751
 31-Mar-98         $14,523         $14,372         $19,237          $11,791
 30-Apr-98         $14,608         $14,486         $19,432          $11,852
 31-May-98         $14,448         $14,337         $19,097          $11,965
 30-Jun-98         $14,672         $14,492         $19,873          $12,067
 31-Jul-98         $14,469         $14,300         $19,662          $12,092
 31-Aug-98         $13,262         $13,005         $16,823          $12,289
 30-Sep-98         $13,668         $13,362         $17,901          $12,577
 31-Oct-98         $14,309         $13,852         $19,357          $12,510
 30-Nov-98         $14,800         $14,353         $20,530          $12,581
 31-Dec-98         $15,281         $14,851         $21,712          $12,619
 31-Jan-99         $15,523         $15,048         $22,620          $12,709
 28-Feb-99         $15,028         $14,574         $21,916          $12,486
 31-Mar-99         $15,369         $14,887         $22,793          $12,555
 30-Apr-99         $15,820         $15,372         $23,675          $12,595
 31-May-99         $15,567         $15,197         $23,116          $12,484
 30-Jun-99         $16,018         $15,667         $24,399          $12,444
 31-Jul-99         $15,930         $15,568         $23,638          $12,392
 31-Aug-99         $15,842         $15,448         $23,520          $12,386
 30-Sep-99         $15,853         $15,392         $22,875          $12,530
 31-Oct-99         $16,337         $15,754         $24,323          $12,576
 30-Nov-99         $16,711         $16,210         $24,817          $12,575
 31-Dec-99         $17,420         $17,043         $26,279          $12,514
 31-Jan-00         $16,823         $16,615         $24,960          $12,473
 29-Feb-00         $17,150         $17,141         $24,487          $12,624
 31-Mar-00         $17,815         $17,672         $26,882          $12,791
 30-Apr-00         $17,353         $17,195         $26,073          $12,754
 31-May-00         $17,037         $16,901         $25,539          $12,747
 30-Jun-00         $17,601         $17,445         $26,169          $13,012
 31-Jul-00         $17,364         $17,298         $25,761          $13,131
 31-Aug-00         $18,085         $18,012         $27,361          $13,321
 30-Sep-00         $17,612         $17,649         $25,917          $13,405
 31-Oct-00         $17,499         $17,456         $25,808          $13,493
 30-Nov-00         $16,812         $16,791         $23,774          $13,715
 31-Dec-00         $17,241         $17,355         $23,891          $13,970
 31-Jan-01         $17,569         $17,708         $24,739          $14,198
 28-Feb-01         $16,713         $16,970         $22,483          $14,321
 31-Mar-01         $16,162         $16,352         $21,057          $14,393
 30-Apr-01         $16,877         $17,069         $22,693          $14,332
 31-May-01         $16,936         $17,148         $22,845          $14,418
 30-Jun-01         $16,842         $17,008         $22,290          $14,473
 31-Jul-01         $16,748         $16,918         $22,072          $14,797
 31-Aug-01         $16,350         $16,539         $20,690          $14,967
 30-Sep-01         $15,447         $15,563         $19,018          $15,141
 31-Oct-01         $15,798         $15,961         $19,382          $15,457
 30-Nov-01         $16,314         $16,510         $20,868          $15,244
 31-Dec-01         $16,483         $16,719         $21,052          $15,147
 31-Jan-02         $16,239         $16,539         $20,744          $15,269
 28-Feb-02         $16,105         $16,436         $20,344          $15,417
 31-Mar-02         $16,519         $16,865         $21,109          $15,161
 30-Apr-02         $16,288         $16,726         $19,830          $15,456
 31-May-02         $16,227         $16,653         $19,683          $15,587
 30-Jun-02         $15,691         $16,070         $18,282          $15,723
 31-Jul-02         $14,838         $15,157         $16,858          $15,913
 31-Aug-02         $14,972         $15,263         $16,967          $16,182
 30-Sep-02         $14,156         $14,462         $15,123          $16,444
 31-Oct-02         $14,680         $14,918         $16,454          $16,368
 30-Nov-02         $15,204         $15,438         $17,423          $16,363
 31-Dec-02         $14,860         $15,101         $16,400          $16,702
 31-Jan-03         $14,548         $14,844         $15,970          $16,717
 28-Feb-03         $14,436         $14,714         $15,731          $16,948
 31-Mar-03         $14,473         $14,723         $15,883          $16,934
 30-Apr-03         $15,284         $15,514         $17,192          $17,075
 31-May-03         $16,008         $16,238         $18,098          $17,392
 30-Jun-03         $16,145         $16,395         $18,330          $17,358
 31-Jul-03         $16,207         $16,483         $18,652          $16,774
 31-Aug-03         $16,494         $16,802         $19,016          $16,885
 30-Sep-03         $16,619         $16,894         $18,815          $17,332
 31-Oct-03         $17,193         $17,500         $19,879          $17,171

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The portfolio's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

2 The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 30% large-cap stocks, 15% small-caps stocks, 15% foreign stocks, 35% bonds and 5% cash. Source: Morningstar, Inc.


10 Schwab MarketTrack Portfolios(R)

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

FUND FACTS as of 10/31/03
TOP HOLDINGS 1

                                                   % OF
SECURITY                                        NET ASSETS
-----------------------------------------------------------
 (1)  SCHWAB TOTAL BOND MARKET FUND(TM)           35.0%
-----------------------------------------------------------
 (2)  SCHWAB S&P 500 FUND                         18.0%
      Select Shares(R)
-----------------------------------------------------------
 (3)  SCHWAB SMALL-CAP INDEX FUND(R)              15.2%
      Select Shares
-----------------------------------------------------------
 (4)  SCHWAB INTERNATIONAL INDEX FUND(R)          15.0%
      Select Shares
-----------------------------------------------------------
 (5)  GENERAL ELECTRIC CO.                         0.4%
-----------------------------------------------------------
 (6)  MICROSOFT CORP.                              0.4%
-----------------------------------------------------------
 (7)  WALMART STORES, INC.                         0.3%
-----------------------------------------------------------
 (8)  PFIZER, INC.                                 0.3%
-----------------------------------------------------------
 (9)  CITIGROUP, INC.                              0.3%
-----------------------------------------------------------
 (10) EXXON MOBIL CORP.                            0.3%
-----------------------------------------------------------
      TOTAL                                       85.2%

STATISTICS

NUMBER OF HOLDINGS            505
----------------------------------
PORTFOLIO TURNOVER RATE        17%
----------------------------------

ASSET CLASS WEIGHTINGS % of Portfolio

This chart shows the portfolio's asset class composition as of the report date.

[PIE CHART]

35.1% BONDS
30.3% LARGE-CAP STOCKS
15.0% INTERNATIONAL STOCKS
15.2% SMALL-CAP STOCKS
 4.4% SHORT-TERM INVESTMENTS

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


                                             Schwab MarketTrack Portfolios(R) 11

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)
PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the portfolio with a benchmark and the portfolio's Morningstar category.

                                                Benchmark:      Fund Category:
                                               CONSERVATIVE       MORNINGSTAR
                                                COMPOSITE        CONSERVATIVE
                              PORTFOLIO          INDEX            ALLOCATION
1 YEAR                          12.98%           13.45%              10.52%
5 YEARS                          4.47%            5.16%               4.02%
SINCE INCEPTION: 11/20/95        6.76%             N/A                6.94%

[BAR CHART]

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in a benchmark and two additional indices.

$16,837    PORTFOLIO
$17,069    CONSERVATIVE COMPOSITE INDEX
$19,879    S&P 500 INDEX
$17,171    LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                              Conservative                 Lehman Brothers
                                Composite      S&P 500     U.S. Aggregate
                  Portfolio       Index         Index        Bond Index
20-Nov-1995         $10,000      $10,000       $10,000
30-Nov-1995         $10,080      $10,000       $10,104        $10,076
31-Dec-1995         $10,237      $10,151       $10,299        $10,217
31-Jan-1996         $10,337      $10,261       $10,649        $10,285
29-Feb-1996         $10,297      $10,239       $10,748        $10,106
31-Mar-1996         $10,287      $10,266       $10,852        $10,035
30-Apr-1996         $10,337      $10,371       $11,011        $ 9,979
31-May-1996         $10,378      $10,451       $11,294        $ 9,959
30-Jun-1996         $10,439      $10,485       $11,337        $10,092
31-Jul-1996         $10,256      $10,287       $10,836        $10,120
31-Aug-1996         $10,337      $10,413       $11,064        $10,102
30-Sep-1996         $10,643      $10,693       $11,686        $10,278
31-Oct-1996         $10,818      $10,837       $12,009        $10,506
30-Nov-1996         $11,179      $11,173       $12,917        $10,686
31-Dec-1996         $11,070      $11,111       $12,661        $10,587
31-Jan-1997         $11,174      $11,267       $13,451        $10,620
28-Feb-1997         $11,184      $11,277       $13,557        $10,646
31-Mar-1997         $10,965      $11,071       $13,001        $10,528
30-Apr-1997         $11,206      $11,250       $13,776        $10,686
31-May-1997         $11,604      $11,642       $14,614        $10,787
30-Jun-1997         $11,896      $11,931       $15,268        $10,916
31-Jul-1997         $12,413      $12,413       $16,482        $11,210
31-Aug-1997         $12,160      $12,192       $15,559        $11,115
30-Sep-1997         $12,540      $12,583       $16,410        $11,280
31-Oct-1997         $12,455      $12,438       $15,862        $11,443
30-Nov-1997         $12,603      $12,510       $16,597        $11,496
31-Dec-1997         $12,698      $12,634       $16,882        $11,612
31-Jan-1998         $12,829      $12,755       $17,070        $11,761
28-Feb-1998         $13,189      $13,108       $18,300        $11,751
31-Mar-1998         $13,418      $13,383       $19,237        $11,791
30-Apr-1998         $13,484      $13,473       $19,432        $11,852
31-May-1998         $13,431      $13,420       $19,097        $11,965
30-Jun-1998         $13,595      $13,550       $19,873        $12,067
31-Jul-1998         $13,484      $13,437       $19,662        $12,092
31-Aug-1998         $12,774      $12,669       $16,823        $12,289
30-Sep-1998         $13,139      $12,989       $17,901        $12,577
31-Oct-1998         $13,530      $13,275       $19,357        $12,510
30-Nov-1998         $13,843      $13,624       $20,530        $12,581
31-Dec-1998         $14,166      $13,958       $21,712        $12,619
31-Jan-1999         $14,348      $14,112       $22,620        $12,709
28-Feb-1999         $13,950      $13,731       $21,916        $12,486
31-Mar-1999         $14,200      $13,959       $22,793        $12,555
30-Apr-1999         $14,475      $14,279       $23,675        $12,595
31-May-1999         $14,269      $14,123       $23,116        $12,484
30-Jun-1999         $14,521      $14,398       $24,399        $12,444
31-Jul-1999         $14,452      $14,322       $23,638        $12,392
31-Aug-1999         $14,395      $14,240       $23,520        $12,386
30-Sep-1999         $14,464      $14,251       $22,875        $12,530
31-Oct-1999         $14,766      $14,483       $24,323        $12,576
30-Nov-1999         $14,986      $14,768       $24,817        $12,575
31-Dec-1999         $15,398      $15,258       $26,279        $12,514
31-Jan-2000         $15,022      $14,985       $24,960        $12,473
29-Feb-2000         $15,269      $15,352       $24,487        $12,624
31-Mar-2000         $15,738      $15,730       $26,882        $12,791
30-Apr-2000         $15,442      $15,416       $26,073        $12,754
31-May-2000         $15,229      $15,227       $25,539        $12,747
30-Jun-2000         $15,667      $15,655       $26,169        $13,012
31-Jul-2000         $15,584      $15,606       $25,761        $13,131
31-Aug-2000         $16,085      $16,102       $27,361        $13,321
30-Sep-2000         $15,835      $15,919       $25,917        $13,405
31-Oct-2000         $15,787      $15,818       $25,808        $13,493
30-Nov-2000         $15,462      $15,488       $23,774        $13,715
31-Dec-2000         $15,815      $15,932       $23,891        $13,970
31-Jan-2001         $16,087      $16,236       $24,739        $14,198
28-Feb-2001         $15,594      $15,833       $22,483        $14,321
31-Mar-2001         $15,297      $15,470       $21,057        $14,393
30-Apr-2001         $15,732      $15,896       $22,693        $14,332
31-May-2001         $15,807      $15,976       $22,845        $14,418
30-Jun-2001         $15,770      $15,904       $22,290        $14,473
31-Jul-2001         $15,820      $15,961       $22,072        $14,797
31-Aug-2001         $15,632      $15,775       $20,690        $14,967
30-Sep-2001         $15,107      $15,190       $19,018        $15,141
31-Oct-2001         $15,410      $15,540       $19,382        $15,457
30-Nov-2001         $15,675      $15,836       $20,868        $15,244
31-Dec-2001         $15,759      $15,936       $21,052        $15,147
31-Jan-2002         $15,643      $15,851       $20,744        $15,269
28-Feb-2002         $15,592      $15,824       $20,344        $15,417
31-Mar-2002         $15,759      $16,021       $21,109        $15,161
30-Apr-2002         $15,682      $16,016       $19,830        $15,456
31-May-2002         $15,695      $16,009       $19,683        $15,587
30-Jun-2002         $15,384      $15,647       $18,282        $15,723
31-Jul-2002         $14,875      $15,082       $16,858        $15,913
31-Aug-2002         $15,045      $15,233       $16,967        $16,182
30-Sep-2002         $14,575      $14,762       $15,123        $16,444
31-Oct-2002         $14,903      $15,045       $16,454        $16,368
30-Nov-2002         $15,243      $15,412       $17,423        $16,363
31-Dec-2002         $15,125      $15,286       $16,400        $16,702
31-Jan-2003         $14,926      $15,121       $15,970        $16,717
28-Feb-2003         $14,913      $15,100       $15,731        $16,948
31-Mar-2003         $14,939      $15,106       $15,883        $16,934
30-Apr-2003         $15,539      $15,699       $17,192        $17,075
31-May-2003         $16,113      $16,285       $18,098        $17,392
30-Jun-2003         $16,193      $16,384       $18,330        $17,358
31-Jul-2003         $16,059      $16,271       $18,652        $16,774
31-Aug-2003         $16,286      $16,513       $19,016        $16,885
30-Sep-2003         $16,501      $16,711       $18,815        $17,332
31-Oct-2003         $16,837      $17,069       $19,879        $17,171

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The portfolio's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

2 The Conservative Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 20% large-cap stocks, 10% small-cap stocks, 10% foreign stocks, 55% bonds and 5% cash. Source: Morningstar, Inc.


12 Schwab MarketTrack Portfolios(R)

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

FUND FACTS as of 10/31/03

TOP HOLDINGS 1

                                             % OF
SECURITY                                   NET ASSETS
-----------------------------------------------------
  (1)  SCHWAB TOTAL BOND MARKET              54.8%
       FUND(TM)
-----------------------------------------------------
  (2)  SCHWAB S&P 500 FUND                   15.1%
       Select Shares(R)
-----------------------------------------------------
  (3)  SCHWAB SMALL-CAP INDEX FUND(R)        10.3%
       Select Shares
-----------------------------------------------------
  (4)  SCHWAB INTERNATIONAL INDEX FUND(R)    10.1%
       Select Shares
-----------------------------------------------------
  (5)  GENERAL ELECTRIC CO.                  0.2%
-----------------------------------------------------
  (6)  MICROSOFT CORP.                       0.2%
-----------------------------------------------------
  (7)  WAL-MART STORES, INC.                 0.1%
-----------------------------------------------------
  (8)  PFIZER, INC.                          0.1%
-----------------------------------------------------
  (9)  CITIGROUP, INC.                       0.1%
-----------------------------------------------------
 (1O)  EXXON MOBIL CORP.                     0.1%
-----------------------------------------------------
       TOTAL                                91.1%


STATISTICS

NUMBER OF HOLDINGS            507
----------------------------------
PORTFOLIO TURNOVER RATE        17%
----------------------------------

ASSET CLASS WEIGHTINGS % of Portfolio

This chart shows the portfolio's asset class composition as of the report date.

[PIE CHART]

54.9% BONDS
20.2% LARGE-CAP STOCKS
10.3% SMALL-CAP STOCKS
10.1% INTERNATIONAL STOCKS
 4.5% SHORT-TERM INVESTMENTS

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


                                             Schwab MarketTrack Portfolios(R) 13

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                  11/1/02-      11/1/01-     11/1/00-      11/1/99-     11/1/98-
                                                  10/31/03      10/31/02     10/31/01      10/31/00     10/31/99
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              7.60          9.06         12.06         11.48        9.28
                                                  ---------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                             0.09          0.05          0.22         0.04         0.03
  Net realized and unrealized gains or losses       1.85         (1.32)        (2.99)        0.69         2.22
                                                  ---------------------------------------------------------------
  Total income or loss from investment operations   1.94         (1.27)        (2.77)        0.73         2.25
Less distributions:
  Dividends from net investment income             (0.09)        (0.05)        (0.22)       (0.05)       (0.05)
  Distributions from net realized gains            (0.02)        (0.14)        (0.01)       (0.10)          --
                                                  ---------------------------------------------------------------
  Total distributions                              (0.11)        (0.19)        (0.23)       (0.15)       (0.05)
                                                  ---------------------------------------------------------------
  Net asset value at end of period                  9.43          7.60          9.06        12.06        11.48
                                                  ---------------------------------------------------------------
Total return (%)                                   25.77        (14.40)       (23.27)        6.37        24.34

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses(1)                         0.50          0.50          0.50         0.56 2       0.54
  Gross operating expenses                          0.76          0.77          0.77         0.84         0.97
  Net investment income                             1.10          0.58          1.93         0.05         0.13
Portfolio turnover rate                               10            15             5            3            6
Net assets, end of period ($ x 1,000,000)            427           353           405          441          203

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

2 The ratio of net operating expenses would have been 0.57% if certain non-routine expenses (proxy fees) had been included.


14 See financial notes.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top holding

 =   Collateral for open futures contracts

 /   Issuer is affiliated with the fund's adviser

                                                         COST       MARKET VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)     ($x1,000)
99.7%       OTHER INVESTMENT COMPANIES                  476,972        425,833
0.2%        SHORT-TERM INVESTMENT                           976            976
0.0%        U.S. TREASURY OBLIGATION                        100            100
------------------------------------------------------------------------------
99.9%       TOTAL INVESTMENTS                           478,048        426,909
0.1%        OTHER ASSETS AND LIABILITIES, NET                              352
--------------------------------------------------------------------------------
100.0%      TOTAL NET ASSETS                                           427,261

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES
      99.7% of net assets

 /(2) Schwab International Index Fund(R),
      Select Shares(R)     10,006,225                                    127,579
 /(1) Schwab S&P 500 Fund(TM),
      Select Shares        11,654,990                                    191,258
 /(3) Schwab Small-Cap Index Fund(R),
      Select Shares        5,862,799                                     106,996
                                                                     -----------
                                                                         425,833

      SECURITY                                        FACE VALUE     MKT. VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
      SHORT-TERM INVESTMENT
      0.2% of net assets

      Bank One, Grand Cayman
      Time Deposit
         0.50%, 11/01/03                                     976             976

      U.S. TREASURY OBLIGATION
      0.0% of net assets

    = U.S. Treasury Bill
         0.93%, 12/18/03                                     100             100

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 15

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $426,909  a
Receivables:
   Fund shares sold                                                         181
   Investments sold                                                         641
   Due from brokers for futures                                               2
Prepaid expenses                                                 +            8
                                                                 ---------------
TOTAL ASSETS                                                            427,741

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     370
   Investment adviser and administrator fees                                  5
   Transfer agent and shareholder service fees                                6
Accrued expenses                                                 +           99
                                                                 ---------------
TOTAL LIABILITIES                                                           480

NET ASSETS
--------------------------------------------------------------------------------

TOTAL ASSETS                                                            427,741
TOTAL LIABILITIES                                                -          480
                                                                 ---------------
NET ASSETS                                                              427,261

NET ASSETS BY SOURCE

Capital received from investors                                         512,596
Distributions in excess of net investment income                         (1,522)
Net realized capital losses                                             (32,727)
Net unrealized capital losses                                           (51,086) b

NET ASSET VALUE (NAV)

                                              SHARES
NET ASSETS               /               OUTSTANDING           =            NAV
  $427,261                                    45,330                      $9.43

Unless stated, all numbers x 1,000.

a The fund paid $478,048 for these securities. Not counting short-term obligations and government securities, the fund paid $36,480 for securities during the report period and received $46,556 from securities it sold or that matured.

  Percent of fund shares of other Schwab funds owned as of the end of the report period:

  SCHWAB EQUITY INDEX FUNDS
  S&P 500 Fund                   2.6%
  Small-Cap Index Fund(R)        6.5%
  International Index Fund(R)   11.4%

b These derive from investments and futures. As of the report date, the fund had six open S&P 500 futures contracts due to expire on December 18, 2003, with an aggregate contract value of $1,574 and net unrealized gains of $53.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                            $486,118
NET UNREALIZED GAINS AND LOSSES:
Gains                                       $7,551
Losses                                 +   (66,760)
                                       -----------
                                          ($59,209)

AS OF DECEMBER 31, 2002:
UNDISTRIBUTED EARNINGS:
Ordinary income                                $39
Long-term capital gains                        $--

UNUSED CAPITAL LOSSES:

Expires 12/31 of:                     Loss amount:
   2011                                    $11,058
DEFERRED CAPITAL LOSSES                    $13,545

16 See financial notes.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(TM)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------
Dividends                                                   $5,996
Interest                                         +               9
                                                 ------------------
TOTAL INVESTMENT INCOME                                      6,005

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------
Net realized losses on investments sold                    (10,273)
Net realized gains on futures contracts           +            176
                                                 ------------------
NET REALIZED LOSSES                                        (10,097)

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------
Net unrealized gains on investments                         94,347
Net unrealized gains on futures contracts         +             78
                                                 ------------------
NET UNREALIZED GAINS                                        94,425

EXPENSES
-------------------------------------------------------------------
Investment adviser and administrator fees                    1,647 a
Transfer agent and shareholder service fees                    936 b
Trustees' fees                                                   7 c
Custodian fees                                                  35
Portfolio accounting fees                                       55
Professional fees                                               33
Registration fees                                               23
Shareholder reports                                            104
Other expenses                                    +              7
                                                  -----------------
Total expenses                                               2,847
Expense reduction                                 -            975 d
                                                  -----------------
NET EXPENSES                                                 1,872

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                      6,005
NET EXPENSES                                      -          1,872
                                                  -----------------
NET INVESTMENT INCOME                                        4,133
NET REALIZED LOSSES                                        (10,097) e
NET UNREALIZED GAINS                              +         94,425 e
                                                  -----------------
INCREASE IN NET ASSETS FROM OPERATIONS                     $88,461

Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.44% of the first
  $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 0.50% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $84,328.


                                                         See financial notes. 17

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(TM)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                           11/1/02-10/31/03     11/1/01-10/31/02
Net investment income                                $4,133               $2,413
Net realized losses                                 (10,097)             (13,794)
Net unrealized gains or losses                +      94,425              (51,352)
                                          ---------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                      88,461              (62,733)
---------------------------------------------------------------------------------
DISTRIBUTIONS PAID

Dividends from net investment income                  3,978                2,429
Distributions from net realized gains          +        837                6,416
                                          ---------------------------------------
TOTAL DISTRIBUTIONS PAID                             $4,815               $8,845 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                          11/1/02-10/31/03     11/1/01-10/31/02
                                         SHARES       VALUE   SHARES       VALUE

Shares sold                               7,189     $58,084   10,638     $96,109
Shares reinvested                           618       4,696      910       8,668
Shares redeemed                       +  (8,992)    (72,607)  (9,783)    (85,204)
                                      -------------------------------------------

NET TRANSACTIONS IN
FUND SHARES                              (1,185)    ($9,827)   1,765     $19,573

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                           11/1/02-10/31/03    11/1/01-10/31/02
                                         SHARES   NET ASSETS  SHARES  NET ASSETS
Beginning of period                      46,515    $353,442   44,750    $405,447
Total increase or decrease            +  (1,185)     73,819    1,765     (52,005) b
                                      -------------------------------------------
END OF PERIOD                            45,330    $427,261   46,515    $353,442 c


Unless stated, all numbers x 1,000.


a  The tax-basis components of distributions paid are:

CURRENT PERIOD:

Ordinary Income               $3,978
Long-term capital gains         $837

PRIOR PERIOD:
Ordinary Income               $2,484
Long-term capital gains       $6,361

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributions in excess of net investment income in the amount of $1,522 and $1,677 at the end of the current period and the prior period, respectively.


18 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    11/1/02-   11/1/01-   11/1/00-   11/1/99-   11/1/98-
                                                    10/31/03   10/31/02   10/31/01   10/31/00   10/31/99
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               12.05      13.88      17.22      16.37      13.96
                                                  ------------------------------------------------------
Income or loss from investment operations:
  Net investment income                               0.18       0.19       0.41       0.22       0.18
  Net realized and unrealized gains or losses         2.33      (1.62)     (3.22)      0.94       2.48
                                                  ------------------------------------------------------
  Total income or loss from investment operations     2.51      (1.43)     (2.81)      1.16       2.66
Less distributions:
  Dividends from net investment income               (0.20)     (0.24)     (0.44)     (0.18)     (0.22)
  Distributions from net realized gains                 --      (0.16)     (0.09)     (0.13)     (0.03)
                                                  ------------------------------------------------------
  Total distributions                                (0.20)     (0.40)     (0.53)     (0.31)     (0.25)
                                                  ------------------------------------------------------
Net asset value at end of period                     14.36      12.05      13.88      17.22      16.37
                                                  ------------------------------------------------------
Total return (%)                                     21.18     (10.78)    (16.71)      7.08      19.24

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                            0.50       0.50       0.50       0.56 2     0.58
  Gross operating expenses                            0.74       0.75       0.74       0.82       0.91
  Net investment income                               1.48       1.35       2.58       1.32       1.21
Portfolio turnover rate                                  9         21         10         12          7
Net assets, end of period ($ x 1,000,000)              578        510        511        566        428

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

2 The ratio of net operating expenses would have been 0.57% if certain non-routine expenses (proxy fees) had been included.


                                                        See financial notes. 19

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 /  Issuer is affiliated with the fund's adviser

                                                        COST       MARKET VALUE
HOLDINGS BY CATEGORY                                 ($ x 1,000)    ($ x 1,000)
--------------------------------------------------------------------------------
79.0%      OTHER INVESTMENT
           COMPANIES                                   449,560        456,627

16.3%      COMMON STOCK                                 68,910         94,102

4.6%       SHORT-TERM
           INVESTMENTS                                  26,359         26,359
--------------------------------------------------------------------------------
99.9%      TOTAL INVESTMENTS                           544,829        577,088

0.1%       OTHER ASSETS AND
           LIABILITIES, NET                                               625
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                           577,713

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      COMMON STOCK 16.3% of net assets

      AEROSPACE / DEFENSE 0.3%
      --------------------------------------------------------------------------
      The Boeing Co. 8,078                                                   311
      Crane Co. 300                                                            9
      General Dynamics Corp. 2,000                                           167
      Goodrich Corp. 1,100                                                    30
      Lockheed Martin Corp. 4,300                                            199
      Northrop Grumman Corp. 1,796                                           161
      Raytheon Co. 3,900                                                     103
      Rockwell Automation, Inc. 1,900                                         59
      Rockwell Collins, Inc. 1,900                                            52
      Textron, Inc. 1,500                                                     75
      United Technologies Corp. 4,600                                        390
                                                                   -------------
                                                                           1,556
      AIR TRANSPORTATION 0.2%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc. 1,300                                             17
      FedEx Corp. 2,920                                                      221
      Sabre Holdings Corp. 1,283                                              28
      Southwest Airlines Co. 7,480                                           145
      United Parcel Service, Inc.,
      Class B 10,818                                                         785
                                                                   -------------
                                                                           1,196
      ALCOHOLIC BEVERAGES 0.1%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B 400                                           22
      Anheuser-Busch Cos., Inc. 8,200                                        404
      Brown-Forman Corp., Class B 602                                         51
                                                                   -------------
                                                                             477
      APPAREL 0.1%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc. 1,200                                         41
      Liz Claiborne, Inc. 1,200                                               44
      Nike, Inc., Class B 2,500                                              160
      Reebok International Ltd. 500                                           20
      VF Corp. 1,200                                                          51
                                                                   -------------
                                                                             316
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.2%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co. 700                                            14
      Cummins, Inc. 200                                                        9
      Dana Corp. 1,578                                                        26
      Danaher Corp. 1,400                                                    116
      Delphi Corp. 5,743                                                      51
      Eaton Corp. 700                                                         70
      Ford Motor Co. 18,103                                                  220
      General Motors Corp. 5,425                                             232
      Genuine Parts Co. 1,800                                                 57
    o Goodyear Tire & Rubber Co. 1,600                                        11
      Harley-Davidson, Inc. 3,000                                            142
    o Navistar International Corp. 700                                        28
      Visteon Corp. 1,558                                                     10
                                                                   -------------
                                                                             986
      BANKS 1.3%
      --------------------------------------------------------------------------
      AmSouth Bancorp. 3,900                                                  92
      Bank of America Corp. 14,548                                         1,102
      The Bank of New York Co., Inc. 7,300                                   228
      Bank One Corp. 10,875                                                  462


20 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      BB&T Corp. 5,300                                                       205
      Comerica, Inc. 1,700                                                    88
      Fifth Third Bancorp 5,669                                              329
      First Tennessee National Corp. 1,200                                    54
      FleetBoston Financial Corp. 10,110                                     408
      Huntington Bancshares, Inc. 2,262                                       49
      J.P. Morgan Chase & Co. 19,960                                         717
      KeyCorp, Inc. 4,400                                                    124
      Marshall & Ilsley Corp. 2,056                                           74
      Mellon Financial Corp. 4,100                                           122
      National City Corp. 6,100                                              199
      North Fork Bancorp., Inc. 1,600                                         62
      Northern Trust Corp. 2,200                                             102
      PNC Financial Services Group, Inc. 2,800                               150
      Regions Financial Corp. 2,100                                           77
      SouthTrust Corp. 3,400                                                 108
      State Street Corp. 3,300                                               173
      SunTrust Banks, Inc. 2,800                                             188
      Synovus Financial Corp. 2,750                                           76
      U.S. Bancorp 18,662                                                    508
      Union Planters Corp. 1,950                                              65
      Wachovia Corp. 12,884                                                  591
      Wells Fargo & Co. 16,415                                               924
      Zions Bancorp. 900                                                      55
                                                                   -------------
                                                                           7,332
      BUSINESS MACHINES & SOFTWARE 1.6%
      --------------------------------------------------------------------------
      Adobe Systems, Inc. 2,400                                              105
    o Apple Computer, Inc. 3,200                                              73
      Autodesk, Inc. 1,200                                                    23
    o BMC Software, Inc. 2,400                                                42
    o Cisco Systems, Inc. 67,900                                           1,424
    o Compuware Corp. 3,600                                                   20
    o Comverse Technology, Inc. 1,400                                         25
    o Dell, Inc. 25,100                                                      907
    o EMC Corp. 20,986                                                       290
    o Gateway, Inc. 3,100                                                     16
      Hewlett-Packard Co. 29,903                                             667
      International Business Machines
      Corp. 16,800                                                         1,503
    o Lexmark International, Inc., Class A 1,300                              96
  (6) Microsoft Corp. 104,700                                              2,738
    o NCR Corp. 1,000                                                         36
    o Network Appliance, Inc. 3,400                                           84
    o Novell, Inc. 3,200                                                      19
    o Oracle Corp. 50,648                                                    606
      Pitney Bowes, Inc. 2,300                                                94
    o Siebel Systems, Inc. 4,300                                              54
    o Sun Microsystems, Inc. 30,800                                          122
    o Unisys Corp. 3,100                                                      48
    o Xerox Corp. 7,800                                                       82
                                                                   -------------
                                                                           9,074
      BUSINESS SERVICES 0.6%
      --------------------------------------------------------------------------
    o Allied Waste Industries, Inc. 1,900                                     21
    o Apollo Group, Inc., Class A 1,700                                      108
      Automatic Data Processing, Inc. 5,700                                  215
    o Cendant Corp. 9,532                                                    195
      Cintas Corp. 1,638                                                      70
    o Citrix Systems, Inc. 1,800                                              46
      Computer Associates International,
      Inc. 5,625                                                             132
    o Computer Sciences Corp. 1,680                                           67
    o Concord EFS, Inc. 4,900                                                 52
    o Convergys Corp. 1,354                                                   22
      Deluxe Corp. 700                                                        28
    o eBay, Inc. 6,068                                                       340
      Electronic Data Systems Corp. 4,600                                     99
      Equifax, Inc. 1,200                                                     29
      First Data Corp. 7,100                                                 254
    o Fiserv, Inc. 1,800                                                      64
      H&R Block, Inc. 1,700                                                   80
      IMS Health, Inc. 2,300                                                  54
    o Interpublic Group of Cos., Inc. 3,700                                   55
    o Intuit, Inc. 1,972                                                      99
    o Mercury Interactive Corp. 800                                           37
    o Monster Worldwide, Inc. 954                                             24
      Omnicom Group, Inc. 1,800                                              144
    o Parametric Technology Corp. 2,700                                        8
      Paychex, Inc. 3,600                                                    140
    o PeopleSoft, Inc. 2,900                                                  60
    o Robert Half International, Inc. 1,700                                   40
    o Sungard Data Systems, Inc. 2,725                                        76
    o Symantec Corp. 1,400                                                    93
      Tyco International Ltd. 19,303                                         403


                                                         See financial notes. 21

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

    o Veritas Software Corp. 4,200                                           152
      Waste Management, Inc. 6,117                                           159
    o Yahoo!, Inc. 6,300                                                     275
                                                                   -------------
                                                                           3,641
      CHEMICALS 0.2%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc. 2,300                                   104
      Dow Chemical Co. 8,694                                                 328
      E.I. du Pont de Nemours & Co. 9,592                                    388
      Eastman Chemical Co. 800                                                26
      Ecolab, Inc. 2,800                                                      75
      Great Lakes Chemical Corp. 600                                          13
    o Hercules, Inc. 900                                                       9
      Monsanto Co. 2,093                                                      52
      PPG Industries, Inc. 1,500                                              87
      Praxair, Inc. 1,600                                                    111
      Rohm & Haas Co. 2,205                                                   87
      Sigma-Aldrich Corp. 600                                                 32
                                                                   -------------
                                                                           1,312
      CONSTRUCTION 0.1%
      --------------------------------------------------------------------------
      Centex Corp. 600                                                        59
      Fluor Corp. 500                                                         19
      KB Home 400                                                             27
      Masco Corp. 4,700                                                      129
      Pulte Homes, Inc. 700                                                   61
      The Sherwin-Williams Co. 1,200                                          40
      The Stanley Works 600                                                   20
      Vulcan Materials Co. 800                                                35
                                                                   -------------
                                                                             390
      CONSUMER DURABLES 0.0%
      --------------------------------------------------------------------------
      Black & Decker Corp. 900                                                43
      Leggett & Platt, Inc. 2,000                                             42
      Maytag Corp. 900                                                        23
      Newell Rubbermaid, Inc. 2,745                                           63
      Whirlpool Corp. 800                                                     56
                                                                   -------------
                                                                             227
      CONTAINERS 0.0%
      --------------------------------------------------------------------------
      Ball Corp. 400                                                          23
      Bemis Co. 500                                                           23
    o Pactiv Corp. 1,500                                                      33
    o Sealed Air Corp. 882                                                    47
                                                                   -------------
                                                                             126
      ELECTRONICS 1.0%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc. 6,000                                      15
    o Advanced Micro Devices, Inc. 2,840                                      43
    o Agilent Technologies, Inc. 4,437                                       110
    o Altera Corp. 3,680                                                      74
      American Power Conversion Corp. 1,725                                   35
    o Analog Devices, Inc. 3,400                                             151
    o Andrew Corp. 850                                                        11
    o Applied Materials, Inc. 16,200                                         379
    o Applied Micro Circuits Corp. 2,862                                      17
    o Broadcom Corp., Class A 2,900                                           93
    o CIENA Corp. 3,200                                                       20
      Intel Corp. 63,000                                                   2,082
      ITT Industries, Inc. 900                                                61
    o Jabil Circuit, Inc. 1,998                                               56
    o JDS Uniphase Corp. 12,589                                               45
    o KLA-Tencor Corp. 1,800                                                 103
      Linear Technology Corp. 3,000                                          128
    o LSI Logic Corp. 3,000                                                   28
    o Lucent Technologies, Inc. 40,092                                       128
      Maxim Integrated Products, Inc. 3,100                                  154
    o Micron Technology, Inc. 5,400                                           77
      Molex, Inc. 1,875                                                       59
      Motorola, Inc. 21,931                                                  297
    o National Semiconductor Corp. 1,700                                      69
    o Novellus Systems, Inc. 1,325                                            55
    o Nvidia Corp. 1,400                                                      25
      PerkinElmer, Inc. 1,000                                                 18
    o PMC -- Sierra, Inc. 1,600                                               29
    o Power-One, Inc. 400                                                      4
    o QLogic Corp. 869                                                        49
      Qualcomm, Inc. 7,600                                                   361
    o Sanmina -- SCI Corp. 5,000                                              53
      Scientific-Atlanta, Inc. 1,600                                          47
    o Solectron Corp. 7,900                                                   44
      Symbol Technologies, Inc. 1,908                                         24
      Tektronix, Inc. 900                                                     23
    o Tellabs, Inc. 4,000                                                     30
    o Teradyne, Inc. 1,700                                                    39


22 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      Texas Instruments, Inc. 16,800                                         486
    o Thermo Electron Corp. 1,300                                             28
    o Thomas & Betts Corp. 481                                                 8
    o Waters Corp. 1,300                                                      41
    o Xilinx, Inc. 3,200                                                     101
                                                                   -------------
                                                                           5,700
      ENERGY: RAW MATERIALS 0.2%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp. 2,418                                         105
      Apache Corp. 1,654                                                     115
      Baker Hughes, Inc. 2,960                                                84
    o BJ Services Co. 1,500                                                   49
      Burlington Resources, Inc. 1,905                                        93
      Devon Energy Corp. 2,300                                               112
      EOG Resources, Inc. 1,128                                               47
      Halliburton Co. 4,158                                                   99
    o Noble Corp. 1,300                                                       45
      Occidental Petroleum Corp. 3,600                                       127
    o Rowan Cos., Inc. 600                                                    14
      Schlumberger Ltd. 5,700                                                268
                                                                   -------------
                                                                           1,158
      FOOD & AGRICULTURE 0.6%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co. 6,532                                        94
      Campbell Soup Co. 4,200                                                109
      The Coca-Cola Co. 23,800                                             1,104
      Coca-Cola Enterprises, Inc. 4,000                                       81
      ConAgra Foods, Inc. 4,900                                              117
      General Mills, Inc. 3,576                                              160
      H.J. Heinz Co. 3,400                                                   120
      Hershey Foods Corp. 1,200                                               93
      Kellogg Co. 3,900                                                      129
      McCormick & Co., Inc. 1,400                                             42
      The Pepsi Bottling Group, Inc. 2,832                                    63
      PepsiCo, Inc. 16,860                                                   806
      Sara Lee Corp. 7,600                                                   151
      Supervalu, Inc. 1,400                                                   35
      Sysco Corp. 6,600                                                      222
      Wm. Wrigley Jr. Co. 2,200                                              124
                                                                   -------------
                                                                           3,450
      GOLD 0.0%
      --------------------------------------------------------------------------
      Newmont Mining Corp. 3,801                                             166

      HEALTHCARE / DRUGS & MEDICINE 2.1%
      --------------------------------------------------------------------------
      Abbott Laboratories 15,300                                             652
      Allergan, Inc. 1,300                                                    98
      AmerisourceBergen Corp. 1,000                                           57
    o Amgen, Inc. 12,488                                                     771
    o Anthem, Inc. 1,351                                                      92
      Applied Biosystems Group  --
      Applera Corp. 2,000                                                     46
      Bausch & Lomb, Inc. 600                                                 29
      Baxter International, Inc. 5,600                                       149
      Becton Dickinson & Co. 2,600                                            95
    o Biogen, Inc. 1,500                                                      61
      Biomet, Inc. 2,475                                                      89
    o Boston Scientific Corp. 4,074                                          276
      Bristol-Myers Squibb Co. 19,000                                        482
      C.R. Bard, Inc. 400                                                     32
      Cardinal Health, Inc. 4,400                                            261
    o Chiron Corp. 1,800                                                      98
      Eli Lilly & Co. 10,900                                                 726
    o Express Scripts, Inc. 800                                               44
    o Forest Laboratories, Inc. 3,400                                        170
    o Genzyme Corp. -- General Division 2,100                                 96
      Guidant Corp. 3,000                                                    153
      HCA, Inc. 5,000                                                        191
      Health Management Associates, Inc.,
      Class A 2,400                                                           53
    o Humana, Inc. 1,400                                                      28
      Johnson & Johnson 28,854                                             1,452
    o King Pharmaceuticals, Inc. 2,133                                        29
      Manor Care, Inc. 1,100                                                  37
      McKesson Corp. 2,654                                                    80
    o Medco Health Solutions, Inc. 2,641                                      88
    o Medimmune, Inc. 2,400                                                   64
      Medtronic, Inc. 11,800                                                 538
      Merck & Co., Inc. 21,600                                               956
  (8) Pfizer, Inc. 75,376                                                  2,382
    o Quest Diagnostics 1,101                                                 75
      Schering-Plough Corp. 14,100                                           215
    o St. Jude Medical, Inc. 1,750                                           102
      Stryker Corp. 1,892                                                    154
    o Tenet Healthcare Corp. 4,650                                            64
      UnitedHealth Group, Inc. 5,700                                         290


                                                         See financial notes. 23

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

    o Watson Pharmaceuticals, Inc. 1,000                                      39
    o WellPoint Health Networks, Inc. 1,400                                  125
      Wyeth 13,100                                                           578
    o Zimmer Holdings, Inc. 2,300                                            147
                                                                   -------------
                                                                          12,164
      HOUSEHOLD PRODUCTS 0.4%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  600                                        38
      Avon Products, Inc. 2,400                                              163
      Clorox Co. 2,200                                                       100
      Colgate-Palmolive Co. 5,300                                            282
      The Gillette Co. 10,200                                                325
      International Flavors & Fragrances,
      Inc. 1,100                                                              36
      Procter & Gamble Co. 12,600                                          1,239
                                                                   -------------
                                                                           2,183
      INSURANCE 0.8%
      --------------------------------------------------------------------------
      ACE Ltd. 2,500                                                          90
      Aetna, Inc. 1,424                                                       82
      AFLAC, Inc. 5,200                                                      190
      The Allstate Corp. 7,000                                               277
      AMBAC Financial Group, Inc. 1,015                                       72
      American International Group,
      Inc. 25,251                                                          1,536
      AON Corp. 2,625                                                         57
      Chubb Corp. 1,700                                                      114
      CIGNA Corp. 1,400                                                       80
      Cincinnati Financial Corp. 1,800                                        74
      Hartford Financial Services Group,
      Inc. 2,700                                                             148
      Jefferson-Pilot Corp. 1,412                                             67
      John Hancock Financial Services,
      Inc. 2,977                                                             105
      Lincoln National Corp. 1,900                                            76
      Loews Corp. 2,000                                                       86
      Marsh & McLennan Cos., Inc. 5,200                                      222
      MBIA, Inc. 1,350                                                        80
      Metlife, Inc. 7,310                                                    230
      MGIC Investment Corp. 900                                               46
      Principal Financial Group, Inc. 3,465                                  109
      The Progressive Corp. 2,100                                            155
      Prudential Financial, Inc. 5,200                                       201
      Safeco Corp. 1,100                                                      40
      St. Paul Cos., Inc. 2,250                                               86
      Torchmark Corp. 1,100                                                   48
      Travelers Property Casualty Corp.,
      Class B 9,699                                                          159
      UnumProvident Corp. 2,349                                               38
      XL Capital Ltd., Class A 1,200                                          83
                                                                   -------------
                                                                           4,551
      MEDIA 0.6%
      --------------------------------------------------------------------------
      Clear Channel Communications,
      Inc. 6,017                                                             246
    o Comcast Corp., Class A 21,843                                          741
      Dow Jones & Co., Inc. 800                                               42
      Gannett Co., Inc. 2,700                                                227
      Knight-Ridder, Inc. 900                                                 66
      The McGraw-Hill Cos., Inc. 2,000                                       134
      Meredith Corp. 500                                                      24
      New York Times Co., Class A 1,700                                       81
      R.R. Donnelley & Sons Co. 1,200                                         31
    o Time Warner, Inc. 44,150                                               675
      Tribune Co. 3,100                                                      152
    o Univision Communications, Inc.,
      Class A 3,104                                                          105
      Viacom, Inc., Class B 16,981                                           677
      The Walt Disney Co. 20,319                                             460
                                                                   -------------
                                                                           3,661
      MISCELLANEOUS 0.1%
      --------------------------------------------------------------------------
      3M Co. 7,600                                                           599

      MISCELLANEOUS FINANCE 1.3%
      --------------------------------------------------------------------------
      American Express Co. 12,400                                            582
      The Bear Stearns Cos., Inc. 882                                         67
      Capital One Financial Corp. 2,100                                      128
    / The Charles Schwab Corp. 13,042                                        177
      Charter One Financial, Inc. 2,315                                       74
  (9) Citigroup, Inc. 49,792                                               2,360
      Countrywide Financial Corp. 1,400                                      147
      Fannie Mae 9,400                                                       674
      Federated Investors, Inc., Class B 1,100                                30
      Franklin Resources, Inc. 2,500                                         118
      Freddie Mac 6,900                                                      387


24  See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      Golden West Financial Corp. 1,400                                      141
      Goldman Sachs Group, Inc. 4,579                                        430
      Janus Capital Group, Inc. 2,200                                         31
      Lehman Brothers Holdings, Inc. 2,400                                   173
      MBNA Corp. 12,550                                                      311
      Merrill Lynch & Co., Inc. 9,000                                        533
      Moody's Corp. 1,500                                                     87
      Morgan Stanley 10,600                                                  582
    o Providian Financial Corp. 2,900                                         32
      SLM Corp. 4,500                                                        176
      T. Rowe Price Group, Inc. 1,200                                         49
      Washington Mutual, Inc. 8,882                                          389
                                                                   -------------
                                                                           7,678
      NON-DURABLES & ENTERTAINMENT 0.2%
      --------------------------------------------------------------------------
    o American Greetings Corp., Class A 300                                    6
      Darden Restaurants, Inc. 1,800                                          38
    o Electronic Arts, Inc. 1,333                                            132
      Fortune Brands, Inc. 1,400                                              91
      Hasbro, Inc. 1,650                                                      36
      International Game Technology 3,400                                    111
      Mattel, Inc. 4,150                                                      80
      McDonald's Corp. 12,700                                                318
    o Starbucks Corp. 3,560                                                  113
      Tupperware Corp. 400                                                     6
      Wendy's International, Inc. 1,000                                       37
    o Yum! Brands, Inc. 3,120                                                107
                                                                   -------------
                                                                           1,075
      NON-FERROUS METALS 0.1%
      --------------------------------------------------------------------------
      Alcoa, Inc. 8,472                                                      267
      Engelhard Corp. 1,300                                                   37
      Freeport-McMoran Copper & Gold,
      Inc., Class B 1,700                                                     66
    o Phelps Dodge Corp. 810                                                  50
                                                                   -------------
                                                                             420
      OIL: DOMESTIC 0.1%
      --------------------------------------------------------------------------
      Amerada Hess Corp. 1,000                                                52
      Ashland, Inc. 800                                                       30
      ConocoPhillips 6,546                                                   374
      Kerr-McGee Corp. 869                                                    36
      Marathon Oil Corp. 3,100                                                92
    o Nabors Industries Ltd. 1,400                                            53
      Sunoco, Inc. 900                                                        39
    o Transocean, Inc. 2,945                                                  56
      Unocal Corp. 2,400                                                      76
                                                                   -------------
                                                                             808
      OIL: INTERNATIONAL 0.5%
      --------------------------------------------------------------------------
      ChevronTexaco Corp. 10,327                                             767
 (10) Exxon Mobil Corp. 64,258                                             2,351
                                                                   -------------
                                                                           3,118
      OPTICAL & PHOTO 0.0%
      --------------------------------------------------------------------------
    o Corning, Inc. 12,300                                                   135
      Eastman Kodak Co. 3,100                                                 76
                                                                   -------------
                                                                             211
      PAPER & FOREST PRODUCTS 0.1%
      --------------------------------------------------------------------------
      Boise Cascade Corp. 600                                                 17
      Georgia-Pacific Corp. 2,228                                             59
      International Paper Co. 4,846                                          191
      Kimberly-Clark Corp. 5,060                                             267
    o Louisiana-Pacific Corp. 600                                             11
      MeadWestvaco Corp. 1,970                                                51
      Temple-Inland, Inc. 600                                                 32
      Weyerhaeuser Co. 2,300                                                 139
                                                                   -------------
                                                                             767
      PRODUCER GOODS & MANUFACTURING 0.8%
      --------------------------------------------------------------------------
    o American Standard Cos., Inc. 700                                        67
      Avery Dennison Corp. 1,200                                              63
      Caterpillar, Inc. 3,300                                                242
      Cooper Industries Ltd., Class A 900                                     48
      Deere & Co. 2,300                                                      139
      Dover Corp. 2,000                                                       78
      Emerson Electric Co. 4,000                                             227
  (5) General Electric Co. 97,000                                          2,814
      Honeywell International, Inc. 8,437                                    258
      Illinois Tool Works, Inc. 3,000                                        221
      Ingersoll-Rand Co., Class A 1,650                                      100
      Johnson Controls, Inc. 800                                              86
    o Millipore Corp. 400                                                     17
      Pall Corp. 1,000                                                        23
      Parker Hannifin Corp. 1,150                                             59


                                                         See financial notes. 25

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      Snap-On, Inc. 600                                                       18
      W.W. Grainger, Inc. 900                                                 41
                                                                   -------------
                                                                           4,501
      RAILROAD & SHIPPING 0.1%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp. 3,800                               110
      CSX Corp. 2,200                                                         70
      Norfolk Southern Corp. 3,600                                            73
      Union Pacific Corp. 2,500                                              156
                                                                   -------------
                                                                             409
      REAL PROPERTY 0.1%
      --------------------------------------------------------------------------
      Apartment Investment & Management
      Co., Class A 900                                                        37
      Equity Office Properties Trust 3,900                                   109
      Equity Residential 2,600                                                76
      Plum Creek Timber Co., Inc. 1,700                                       45
      ProLogis 1,700                                                          50
      Simon Property Group, Inc. 1,700                                        77
                                                                   -------------
                                                                             394
      RETAIL 1.2%
      --------------------------------------------------------------------------
      Albertson's, Inc. 3,538                                                 72
    o Autonation, Inc. 3,000                                                  56
    o AutoZone, Inc. 800                                                      77
    o Bed, Bath & Beyond, Inc. 2,800                                         118
    o Best Buy Co., Inc. 3,150                                               184
    o Big Lots, Inc. 1,100                                                    16
      Circuit City Stores, Inc. 2,000                                         19
    o Costco Wholesale Corp. 4,400                                           156
      CVS Corp. 3,900                                                        137
      Dillards, Inc., Class A 500                                              8
      Dollar General Corp. 3,303                                              74
      Family Dollar Stores, Inc. 1,700                                        74
      Federated Department Stores, Inc. 1,700                                 81
      The Gap, Inc. 8,300                                                    158
      Home Depot, Inc. 22,300                                                827
      J.C. Penney Co., Inc. Holding Co. 2,500                                 59
    o Kohl's Corp. 3,200                                                     179
    o Kroger Co. 7,200                                                       126
      Limited Brands, Inc. 4,994                                              88
      Lowe's Cos., Inc. 7,600                                                448
      The May Department Stores Co. 2,800                                     78
      Nordstrom, Inc. 1,300                                                   40
    o Office Depot, Inc. 3,700                                                55
      RadioShack Corp. 1,900                                                  57
    o Safeway, Inc. 4,200                                                     89
      Sears, Roebuck & Co. 2,700                                             142
    o Staples, Inc. 4,350                                                    117
      Target Corp. 8,800                                                     350
      Tiffany & Co. 1,400                                                     66
      TJX Cos., Inc. 5,200                                                   109
    o Toys `R' Us, Inc. 2,600                                                 34
  (7) Wal-Mart Stores, Inc. 42,300                                         2,494
      Walgreen Co. 9,900                                                     345
      Winn-Dixie Stores, Inc. 1,500                                           12
                                                                   -------------
                                                                           6,945
      STEEL 0.0%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc. 735                                         6
      Nucor Corp. 900                                                         49
      United States Steel Corp. 900                                           21
      Worthington Industries, Inc. 900                                        13
                                                                   -------------
                                                                              89
      TELEPHONE 0.6%
      --------------------------------------------------------------------------
      Alltel Corp. 3,100                                                     147
      AT&T Corp. 7,358                                                       137
    o AT&T Wireless Services, Inc. 26,561                                    193
    o Avaya, Inc. 4,132                                                       53
      BellSouth Corp. 17,800                                                 468
      CenturyTel, Inc. 1,350                                                  48
    o Citizens Communications Co. 2,576                                       32
    o Nextel Communications, Inc.,
      Class A 9,800                                                          237
    o Qwest Communications International,
      Inc. 15,773                                                             56
      SBC Communications, Inc. 32,336                                        775
      Sprint Corp. (FON Group) 8,600                                         138
    o Sprint Corp. (PCS Group) 8,800                                          38
      Verizon Communications, Inc. 26,958                                    906
                                                                   -------------
                                                                           3,228
      TOBACCO 0.2%
      --------------------------------------------------------------------------
      Altria Group, Inc. 19,800                                              921
      R.J. Reynolds Tobacco Holdings, Inc. 900                                43
      UST, Inc. 1,600                                                         54
                                                                   -------------
                                                                           1,018


26  See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      TRAVEL & RECREATION 0.1%
      --------------------------------------------------------------------------
      Brunswick Corp. 900                                                     27
      Carnival Corp. 6,100                                                   213
      Harrah's Entertainment, Inc. 1,300                                      56
      Hilton Hotels Corp. 3,600                                               57
      Marriott International, Inc., Class A 2,200                             95
      Starwood Hotels & Resorts Worldwide,
      Inc. 1,900                                                              64
                                                                   -------------
                                                                             512
      TRUCKING & FREIGHT 0.0%
      --------------------------------------------------------------------------
      Paccar, Inc. 1,050                                                      83
      Ryder Systems, Inc. 400                                                 12
                                                                   -------------
                                                                              95
      UTILITIES: ELECTRIC & GAS 0.4%
      --------------------------------------------------------------------------
    o The AES Corp. 4,800                                                     42
    o Allegheny Energy, Inc. 1,070                                            11
      Ameren Corp. 1,500                                                      67
      American Electric Power Co., Inc. 3,860                                109
    o Calpine Corp. 2,700                                                     12
      Centerpoint Energy, Inc. 2,949                                          29
      Cinergy Corp. 1,600                                                     58
    o CMS Energy Corp. 1,000                                                   8
      Consolidated Edison, Inc. 2,100                                         85
      Constellation Energy Group, Inc. 1,700                                  62
      Dominion Resources, Inc. 2,978                                         183
      DTE Energy Co. 1,400                                                    52
      Duke Energy Corp. 8,852                                                161
    o Dynegy, Inc., Class A 3,100                                             12
    o Edison International 3,200                                              63
      El Paso Corp. 5,006                                                     37
      Entergy Corp. 2,400                                                    129
      Exelon Corp. 3,112                                                     197
      FirstEnergy Corp. 2,895                                                100
      FPL Group, Inc. 1,900                                                  121
      KeySpan Corp. 1,300                                                     46
      Kinder Morgan, Inc. 1,107                                               59
      Nicor, Inc. 500                                                         17
      NiSource, Inc. 2,646                                                    55
      Peoples Energy Corp. 200                                                 8
    o PG&E Corp. 3,600                                                        88
      Pinnacle West Capital Corp. 800                                         29
      PPL Corp. 1,800                                                         72
      Progress Energy, Inc. 2,475                                            107
      Public Service Enterprise Group, Inc. 2,000                             82
      Sempra Energy 2,103                                                     59
      The Southern Co. 7,200                                                 215
      TECO Energy, Inc. 1,300                                                 17
      TXU Corp. 2,767                                                         63
      Williams Cos., Inc. 5,000                                               51
      Xcel Energy, Inc. 3,850                                                 63
                                                                   -------------
                                                                           2,569

      OTHER INVESTMENT COMPANIES
      79.0% of net assets

 /(3) Schwab International Index
      Fund(R), Select Shares(R) 9,064,806                                115,576
 /(1) Schwab S&P 500 Fund
      Select Shares 8,419,451                                            138,164
 /(2) Schwab Small-Cap Index
      Fund(R), Select Shares 6,384,931                                   116,525
 /(4) Schwab Total Bond
      Market Fund(TM) 8,352,184                                           86,362
                                                                   -------------
                                                                         456,627

      SHORT-TERM INVESTMENTS
      4.6% of net assets

    / Schwab Value Advantage
      Money Fund(R), Investor
      Shares 25,952,297                                                   25,952

      SECURITY                                     FACE VALUE
         RATE, MATURITY DATE                       ($ x 1,000)

      Bank One, Grand Cayman
      Time Deposit
         0.50%, 11/01/03                                   407               407
                                                                   -------------
                                                                          26,359

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 27

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $ 577,088 a
Receivables:
   Fund shares sold                                                          298
   Dividends                                                                 141
   Investments sold                                                          699
Prepaid expenses                                                    +         14
                                                                    ------------
TOTAL ASSETS                                                             578,240

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      413
   Investment adviser and administrator fees                                   6
   Transfer agent and shareholder service fees                                 8
Accrued expenses                                                    +        100
                                                                    ------------
TOTAL LIABILITIES                                                            527

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             578,240
TOTAL LIABILITIES                                                   -        527
                                                                    ------------
NET ASSETS                                                              $577,713

NET ASSETS BY SOURCE

Capital received from investors                                          567,910
Net investment income not yet distributed                                  1,500
Net realized capital losses                                              (23,956)
Net unrealized capital gains                                              32,259

NET ASSET VALUE (NAV)

                             SHARES
NET ASSETS      /       OUTSTANDING     =          NAV
  $577,713                   40,218             $14.36

Unless stated, all numbers x 1,000.

a The fund paid $544,829 for these securities. Not counting short-term obligations and government securities, the fund paid $43,899 for securities during the report period and received $72,658 from securities it sold or that matured.

  Percent of fund shares of other Schwab funds owned as of the end of the report period:

SCHWAB EQUITY INDEX FUNDS
S&P 500 Fund(TM)                      1.9%
Small-Cap Index Fund(R)               7.1%
International Index Fund(R)          10.3%

SCHWAB BOND FUNDS
Total Bond Market Fund(TM)            8.2%

SCHWAB MONEY FUNDS
Value Advantage
  Money Fund(R)                       0.1%

FEDERAL TAX DATA
-------------------------------------------------

PORTFOLIO COST                           $550,619
NET UNREALIZED GAINS AND LOSSES:
Gains                                     $66,420
Losses                               +    (39,951)
                                     ------------
                                          $26,469

UNDISTRIBUTED EARNINGS:
Ordinary income                            $1,500
Long-term capital gains                    $ --
UNUSED CAPITAL LOSSES:
Expires 10/31 of:                     Loss amount
  2010                                     $1,799
  2011                               +     16,367
                                     ------------
                                          $18,166


28  See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                              $10,395
Interest                                                          +          6
                                                                    ----------
TOTAL INVESTMENT INCOME                                                 10,401

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                                (13,961)
Net realized gains received from underlying funds                 +        227
                                                                    ----------
NET REALIZED LOSSES                                                    (13,734)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                    107,668

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                2,292 a
Transfer agent and shareholder service fees                              1,310 b
Trustees' fees                                                               8 c
Custodian fees                                                              43
Portfolio accounting fees                                                   77
Professional fees                                                           34
Registration fees                                                           24
Shareholder reports                                                         85
Other expenses                                                    +         12
                                                                  ------------
Total expenses                                                           3,885
Expense reduction                                                 -      1,265 d
                                                                  ------------
NET EXPENSES                                                             2,620

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 10,401
NET EXPENSES                                                      -      2,620
                                                                  ------------
NET INVESTMENT INCOME                                                    7,781
NET REALIZED LOSSES                                                    (13,734)e
NET UNREALIZED GAINS                                              +    107,668 e
                                                                  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                $101,715

Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.44% of the first
  $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 0.50% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $93,934.


                                                         See financial notes. 29

SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/02-10/31/03     11/1/01-10/31/02
Net investment income                                $7,781               $7,322
Net realized losses                                 (13,734)              (5,594)
Net unrealized gains or losses             +        107,668              (66,308)
                                           -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                     101,715              (64,580)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  8,524                8,889 a
Distributions from net realized gains      +             --                5,834
                                           -------------------------------------
TOTAL DISTRIBUTIONS PAID                             $8,524              $14,723 b

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                            11/1/02-10/31/03    11/1/01-10/31/02
                                           SHARES      VALUE   SHARES      VALUE
Shares sold                                 5,664    $72,375   12,796   $173,232
Shares reinvested                             694      8,339    1,010     14,418
Shares redeemed                         +  (8,438)  (105,988)  (8,337)  (109,730)
                                        ----------------------------------------
NET TRANSACTIONS IN
FUND SHARES                                (2,080)  ($25,274)   5,469    $77,920

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                           11/1/02-10/31/03    11/1/01-10/31/02
                                          SHARES  NET ASSETS  SHARES  NET ASSETS
Beginning of period                       42,298    $509,796  36,829    $511,179
Total increase or
decrease                               +  (2,080)     67,917   5,469      (1,383)c
                                       -----------------------------------------
END OF PERIOD                             40,218    $577,713  42,298    $509,796 d

Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 57% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

CURRENT PERIOD:
Ordinary Income             $8,524
Long-term capital gains        $--

PRIOR PERIOD:
Ordinary Income             $8,889
Long-term capital gains     $5,834

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $1,500 and $2,243 at the end of the current period and prior period, respectively.


30  See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                11/1/02-       11/1/01-      11/1/00-       11/1/99-       11/1/98-
                                                                10/31/03       10/31/02      10/31/01       10/31/00       10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           12.05          13.47          15.53          14.85          13.39
                                                                 ------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                          0.25           0.32           0.45           0.36           0.29
   Net realized and unrealized gains or losses                    1.77          (1.22)         (1.92)          0.69           1.57
                                                                 ------------------------------------------------------------------
   Total income or loss from investment operations                2.02          (0.90)         (1.47)          1.05           1.86
Less distributions:
   Dividends from net investment income                          (0.29)         (0.40)         (0.49)         (0.28)         (0.33)
   Distributions from net realized gains                            --          (0.12)         (0.10)         (0.09)         (0.07)
                                                                 ------------------------------------------------------------------
   Total distributions                                           (0.29)         (0.52)         (0.59)         (0.37)         (0.40)
                                                                 ------------------------------------------------------------------
Net asset value at end of period                                 13.78          12.05          13.47          15.53          14.85
                                                                 ------------------------------------------------------------------
Total return (%)                                                 17.12          (7.08)         (9.72)          7.11          14.18

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Net operating expenses 1                                       0.50           0.50           0.50           0.56 2         0.58
   Gross operating expenses                                       0.74           0.74           0.74           0.82           0.91
   Net investment income                                          1.98           2.35           3.31           2.46           2.25
Portfolio turnover rate                                             17             31             21             18              7
Net assets, end of period ($ x 1,000,000)                          516            462            497            510            403

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.

  The income received by the portfolio from underlying funds is reduced by those expenses.

2 The ratio of net operating expenses would have been 0.57% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 31

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 /  Issuer is affiliated with the fund's adviser


                                                          COST      MARKET VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 83.2%      OTHER INVESTMENT
            COMPANIES                                   410,881      429,355

 12.2%      COMMON STOCK                                 46,840       63,227

  4.4%      SHORT-TERM
            INVESTMENT                                   22,735       22,735
--------------------------------------------------------------------------------
 99.8%      TOTAL INVESTMENTS                           480,456      515,317

  0.2%      OTHER ASSETS AND
            LIABILITIES, NET                                           1,050
--------------------------------------------------------------------------------
100.0%      TOTAL NET ASSETS                                         516,367



                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 12.2% of net assets

      AEROSPACE/DEFENSE 0.2%
      --------------------------------------------------------------------------
      The Boeing Co. 5,484                                                   211
      Crane Co. 200                                                            6
      General Dynamics Corp. 1,300                                           109
      Goodrich Corp. 700                                                      19
      Lockheed Martin Corp. 2,900                                            134
      Northrop Grumman Corp. 1,128                                           101
      Raytheon Co. 2,600                                                      69
      Rockwell Automation, Inc. 1,200                                         37
      Rockwell Collins, Inc. 1,200                                            33
      Textron, Inc. 1,000                                                     50
      United Technologies Corp. 3,000                                        254
                                                                         -------
                                                                           1,023

      AIR TRANSPORTATION 0.2%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc. 900                                               12
      FedEx Corp. 1,960                                                      148
      Sabre Holdings Corp. 922                                                20
      Southwest Airlines Co. 5,137                                           100
      United Parcel Service, Inc., Class B 7,385                             536
                                                                         -------
                                                                             816

      ALCOHOLIC BEVERAGES 0.1%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B 200                                           11
      Anheuser-Busch Cos., Inc. 5,400                                        266
      Brown-Forman Corp., Class B 402                                         34
                                                                         -------
                                                                             311

      APPAREL 0.0%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc. 800                                           27
      Liz Claiborne, Inc. 800                                                 29
      Nike, Inc., Class B 1,700                                              109
      Reebok International Ltd. 300                                           12
      VF Corp. 800                                                            34
                                                                         -------
                                                                             211

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.1%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co. 400                                             8
      Cummins, Inc. 300                                                       14
      Dana Corp. 1,085                                                        18
      Danaher Corp. 900                                                       74
      Delphi Corp. 3,884                                                      34
      Eaton Corp. 500                                                         50
      Ford Motor Co. 12,185                                                  148
      General Motors Corp. 3,650                                             156
      Genuine Parts Co. 1,150                                                 37
    o Goodyear Tire & Rubber Co. 1,000                                         7
      Harley-Davidson, Inc. 2,000                                             95
    o Navistar International Corp. 400                                        16
      Visteon Corp. 1,047                                                      7
                                                                         -------
                                                                             664

      BANKS 0.9%
      --------------------------------------------------------------------------
      AmSouth Bancorp. 2,600                                                  61
      Bank of America Corp. 9,780                                            741
      The Bank of New York Co., Inc. 4,900                                   153
      Bank One Corp. 7,557                                                   321


32 See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      BB&T Corp. 3,600                                                       139
      Comerica, Inc. 1,000                                                    52
      Fifth Third Bancorp 3,858                                              224
      First Tennessee National Corp. 800                                      36
      FleetBoston Financial Corp. 6,778                                      274
      Huntington Bancshares, Inc. 1,597                                       35
      J.P. Morgan Chase & Co. 13,266                                         476
      KeyCorp, Inc. 2,600                                                     73
      Marshall & Ilsley Corp. 1,344                                           48
      Mellon Financial Corp. 2,800                                            84
      National City Corp. 4,100                                              134
      North Fork Bancorp., Inc. 1,100                                         43
      Northern Trust Corp. 1,400                                              65
      PNC Financial Services Group, Inc. 1,900                               102
      Regions Financial Corp. 1,400                                           51
      SouthTrust Corp. 2,200                                                  70
      State Street Corp. 2,200                                               115
      SunTrust Banks, Inc. 1,900                                             127
      Synovus Financial Corp. 1,900                                           52
      U.S. Bancorp 12,554                                                    342
      Union Planters Corp. 1,350                                              45
      Wachovia Corp. 8,836                                                   405
      Wells Fargo & Co. 10,835                                               610
      Zions Bancorp. 600                                                      37
                                                                         -------
                                                                           4,915
      BUSINESS MACHINES & SOFTWARE 1.2%
      --------------------------------------------------           -------------
      Adobe Systems, Inc. 1,600                                               70
    o Apple Computer, Inc. 2,200                                              50
      Autodesk, Inc. 800                                                      15
    o BMC Software, Inc. 1,600                                                28
    o Cisco Systems, Inc. 45,800                                             961
    o Compuware Corp. 2,400                                                   14
    o Comverse Technology, Inc. 1,000                                         18
    o Dell, Inc. 16,900                                                      610
    o EMC Corp. 14,162                                                       196
    o Gateway, Inc. 2,100                                                     11
      Hewlett-Packard Co. 19,724                                             440
      International Business Machines Corp. 11,300                         1,011
    o Lexmark International, Inc., Class A 800                                59
  (6) Microsoft Corp. 70,300                                               1,838
    o NCR Corp. 600                                                           22
    o Network Appliance, Inc. 2,000                                           49
    o Novell, Inc. 2,200                                                      13
    o Oracle Corp. 34,000                                                    407
      Pitney Bowes, Inc. 1,600                                                66
    o Siebel Systems, Inc. 3,000                                              38
    o Sun Microsystems, Inc. 20,800                                           82
    o Unisys Corp. 2,100                                                      32
    o Xerox Corp. 5,200                                                       55
                                                                         -------
                                                                           6,085
      BUSINESS SERVICES 0.5%
      --------------------------------------------------           -------------
    o Allied Waste Industries, Inc. 1,300                                     15
    o Apollo Group, Inc., Class A 1,100                                       70
      Automatic Data Processing, Inc. 3,900                                  147
    o Cendant Corp. 6,415                                                    131
      Cintas Corp. 1,102                                                      47
    o Citrix Systems, Inc. 1,200                                              30
      Computer Associates International, Inc. 3,825                           90
    o Computer Sciences Corp. 1,090                                           43
    o Concord EFS, Inc. 3,300                                                 35
    o Convergys Corp. 869                                                     14
      Deluxe Corp. 500                                                        20
    o eBay, Inc. 4,208                                                       235
      Electronic Data Systems Corp. 3,100                                     67
      Equifax, Inc. 900                                                       22
      First Data Corp. 4,900                                                 175
    o Fiserv, Inc. 1,200                                                      42
      H&R Block, Inc. 1,200                                                   57
      IMS Health, Inc. 1,500                                                  35
    o Interpublic Group of Cos., Inc. 2,500                                   37
    o Intuit, Inc. 1,327                                                      66
    o Mercury Interactive Corp. 500                                           23
    o Monster Worldwide, Inc.   666                                           17
      Omnicom Group, Inc. 1,200                                               96
    o Parametric Technology Corp. 1,800                                        6
      Paychex, Inc. 2,475                                                     96
    o PeopleSoft, Inc. 1,900                                                  40
    o Robert Half International, Inc. 1,200                                   28
    o Sungard Data Systems, Inc. 1,832                                        51
    o Symantec Corp. 999                                                      67
      Tyco International Ltd. 12,949                                         270


                                                         See financial notes. 33

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

PORTFOLIO HOLDINGS continued



                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Veritas Software Corp. 2,600                                            94
      Waste Management, Inc. 4,112                                           107
    o Yahoo!, Inc. 4,200                                                     184
                                                                         -------
                                                                           2,457
      CHEMICALS 0.2%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc. 1,500                                    68
      Dow Chemical Co. 6,049                                                 228
      E.I. du Pont de Nemours & Co. 6,484                                    262
      Eastman Chemical Co. 600                                                19
      Ecolab, Inc. 2,000                                                      54
      Great Lakes Chemical Corp. 400                                           9
    o Hercules, Inc. 700                                                       7
      Monsanto Co. 1,427                                                      36
      PPG Industries, Inc. 1,200                                              69
      Praxair, Inc. 1,000                                                     70
      Rohm & Haas Co. 1,421                                                   56
      Sigma-Aldrich Corp. 500                                                 26
                                                                         -------
                                                                             904
      CONSTRUCTION 0.1%
      --------------------------------------------------------------------------
      Centex Corp. 400                                                        39
      Fluor Corp. 500                                                         18
      KB Home 300                                                             21
      Masco Corp. 3,000                                                       82
      Pulte Homes, Inc. 400                                                   35
      The Sherwin-Williams Co. 1,100                                          37
      The Stanley Works 600                                                   20
      Vulcan Materials Co. 700                                                31
                                                                         -------
                                                                             283
      CONSUMER DURABLES 0.0%
      --------------------------------------------------------------------------
      Black & Decker Corp. 600                                                29
      Leggett & Platt, Inc. 1,300                                             27
      Maytag Corp. 600                                                        15
      Newell Rubbermaid, Inc. 1,872                                           43
      Whirlpool Corp. 500                                                     35
                                                                         -------
                                                                             149
      CONTAINERS 0.0%
      --------------------------------------------------------------------------
      Ball Corp. 400                                                          22
      Bemis Co. 300                                                           14
    o Pactiv Corp. 1,000                                                      22
    o Sealed Air Corp. 621                                                    33
                                                                         -------
                                                                              91
      ELECTRONICS 0.7%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc. 5,000                                      13
    o Advanced Micro Devices, Inc. 2,040                                      31
    o Agilent Technologies, Inc. 2,917                                        73
    o Altera Corp. 2,546                                                      51
      American Power Conversion Corp. 1,175                                   24
    o Analog Devices, Inc. 2,300                                             102
    o Andrew Corp. 1,025                                                      13
    o Applied Materials, Inc. 10,900                                         255
    o Applied Micro Circuits Corp. 1,928                                      11
    o Broadcom Corp., Class A 2,000                                           64
    o CIENA Corp. 2,100                                                       13
      Intel Corp. 42,300                                                   1,398
      ITT Industries, Inc. 600                                                41
    o Jabil Circuit, Inc. 1,341                                               37
    o JDS Uniphase Corp. 8,464                                                30
    o KLA-Tencor Corp. 1,200                                                  69
      Linear Technology Corp. 2,000                                           85
    o LSI Logic Corp. 2,000                                                   18
    o Lucent Technologies, Inc. 26,905                                        86
      Maxim Integrated Products, Inc. 2,100                                  104
    o Micron Technology, Inc. 3,600                                           52
      Molex, Inc. 1,250                                                       39
      Motorola, Inc. 14,770                                                  200
    o National Semiconductor Corp. 1,100                                      45
    o Novellus Systems, Inc. 900                                              37
    o Nvidia Corp. 900                                                        16
      PerkinElmer, Inc. 600                                                   11
    o PMC-- Sierra, Inc. 1,100                                                20
    o Power-One, Inc. 240                                                      2
    o QLogic Corp. 585                                                        33
      Qualcomm, Inc. 5,100                                                   242
    o Sanmina-- SCI Corp. 3,400                                               36
      Scientific-Atlanta, Inc. 1,000                                          30
    o Solectron Corp.    5,300                                                29
      Symbol Technologies, Inc. 1,284                                         16
      Tektronix, Inc. 500                                                     13
    o Tellabs, Inc. 2,700                                                     20
    o Teradyne, Inc. 1,100                                                    25


34 See financial notes.

2SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)



                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      Texas Instruments, Inc. 11,300                                         327
    o Thermo Electron Corp. 900                                               20
    o Thomas & Betts Corp. 381                                                 7
    o Waters Corp. 900                                                        28
    o Xilinx, Inc. 2,100                                                      67
                                                                         -------
                                                                           3,833
      ENERGY: RAW MATERIALS 0.2%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp. 1,510                                          66
      Apache Corp. 1,024                                                      71
      Baker Hughes, Inc. 2,250                                                64
    o BJ Services Co. 1,000                                                   33
      Burlington Resources, Inc. 1,410                                        68
      Devon Energy Corp. 1,500                                                73
      EOG Resources, Inc. 759                                                 32
      Halliburton Co. 2,974                                                   71
    o Noble Corp. 900                                                         31
      Occidental Petroleum Corp. 2,400                                        85
    o Rowan Cos., Inc. 600                                                    14
      Schlumberger Ltd. 3,900                                                183
                                                                         -------
                                                                             791
      FOOD & AGRICULTURE 0.4%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co. 4,446                                        64
      Campbell Soup Co. 2,800                                                 72
      The Coca-Cola Co. 16,100                                               747
      Coca-Cola Enterprises, Inc. 2,700                                       54
      ConAgra Foods, Inc. 3,300                                               79
      General Mills, Inc. 2,392                                              107
      H.J. Heinz Co. 2,300                                                    81
      Hershey Foods Corp. 800                                                 62
      Kellogg Co. 2,700                                                       89
      McCormick & Co., Inc. 900                                               27
      The Pepsi Bottling Group, Inc. 1,826                                    41
      PepsiCo, Inc. 11,370                                                   544
      Sara Lee Corp. 5,100                                                   102
      Supervalu, Inc. 900                                                     23
      Sysco Corp. 4,400                                                      148
      Wm. Wrigley Jr. Co. 1,600                                               90
                                                                         -------
                                                                           2,330
      GOLD  0.0%
      --------------------------------------------------------------------------
      Newmont Mining Corp. 2,554                                             112

      HEALTHCARE / DRUGS & MEDICINE 1.6%
      --------------------------------------------------------------------------
      Abbott Laboratories 10,200                                             435
      Allergan, Inc. 900                                                      68
      AmerisourceBergen Corp. 700                                             40
    o Amgen, Inc. 8,340                                                      515
    o Anthem, Inc. 926                                                        63
      Applied Biosystems Group -- Applera
      Corp. 1,400                                                             32
      Bausch & Lomb, Inc. 400                                                 19
      Baxter International, Inc. 3,800                                       101
      Becton Dickinson & Co. 1,800                                            66
    o Biogen, Inc. 1,000                                                      40
      Biomet, Inc. 1,575                                                      56
    o Boston Scientific Corp. 2,774                                          188
      Bristol-Myers Squibb Co. 12,800                                        325
      C.R. Bard, Inc. 300                                                     24
      Cardinal Health, Inc. 2,975                                            177
    o Chiron Corp. 1,200                                                      66
      Eli Lilly & Co. 7,400                                                  493
    o Express Scripts, Inc. 500                                               27
    o Forest Laboratories, Inc. 2,400                                        120
    o Genzyme Corp. -- General Division 1,400                                 64
      Guidant Corp. 2,000                                                    102
      HCA, Inc. 3,400                                                        130
      Health Management Associates, Inc.,
      Class A 1,600                                                           35
    o Humana, Inc. 800                                                        16
      Johnson & Johnson 19,272                                               970
    o King Pharmaceuticals, Inc. 1,388                                        19
      Manor Care, Inc. 500                                                    17
      McKesson Corp. 1,773                                                    54
    o Medco Health Solutions, Inc. 1,784                                      59
    o Medimmune, Inc. 1,400                                                   37
      Medtronic, Inc. 7,800                                                  355
      Merck & Co., Inc. 14,500                                               642
  (8) Pfizer, Inc. 50,586                                                  1,599
    o Quest Diagnostics 735                                                   50
      Schering-Plough Corp. 9,500                                            145
    o St. Jude Medical, Inc. 1,060                                            62
      Stryker Corp. 1,273                                                    103
    o Tenet Healthcare Corp. 3,150                                            43
      UnitedHealth Group, Inc. 4,000                                         204


                                                         See financial notes. 35

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

PORTFOLIO HOLDINGS continued



                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Watson Pharmaceuticals, Inc. 600                                        24
    o WellPoint Health Networks, Inc. 1,000                                   89
      Wyeth 8,800                                                            388
    o Zimmer Holdings, Inc. 1,500                                             96
                                                                         -------
                                                                           8,158
      HOUSEHOLD PRODUCTS  0.3%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B 400                                         25
      Avon Products, Inc. 1,500                                              102
      Clorox Co. 1,600                                                        73
      Colgate-Palmolive Co. 3,600                                            192
      The Gillette Co. 6,700                                                 214
      International Flavors & Fragrances,
      Inc. 800                                                                26
      Procter & Gamble Co. 8,500                                             835
                                                                         -------
                                                                           1,467
      INSURANCE  0.6%
      --------------------------------------------------------------------------
      ACE Ltd. 1,700                                                          61
      Aetna, Inc. 1,034                                                       59
      AFLAC, Inc. 3,600                                                      131
      The Allstate Corp. 4,700                                               186
      AMBAC Financial Group, Inc. 684                                         48
      American International Group,
      Inc. 16,942                                                          1,031
      AON Corp. 1,725                                                         38
      Chubb Corp. 1,100                                                       73
      CIGNA Corp. 1,000                                                       57
      Cincinnati Financial Corp. 1,200                                        49
      Hartford Financial Services Group,
      Inc. 1,800                                                              99
      Jefferson-Pilot Corp. 1,050                                             50
      John Hancock Financial Services,
      Inc. 2,004                                                              71
      Lincoln National Corp. 1,300                                            52
      Loews Corp. 1,200                                                       52
      Marsh & McLennan Cos., Inc. 3,600                                      154
      MBIA, Inc. 1,050                                                        63
      Metlife, Inc. 4,986                                                    157
      MGIC Investment Corp. 700                                               36
      Principal Financial Group, Inc. 2,329                                   73
      The Progressive Corp. 1,500                                            111
      Prudential Financial, Inc. 3,500                                       135
      Safeco Corp. 800                                                        29
      St. Paul Cos., Inc. 1,424                                               54
      Torchmark Corp. 800                                                     35
      Travelers Property Casualty Corp.,
      Class B 6,500                                                          106
      UnumProvident Corp. 1,657                                               27
      XL Capital Ltd., Class A 800                                            56
                                                                         -------
                                                                           3,093
      MEDIA  0.5%
      --------------------------------------------------------------------------
      Clear Channel Communications,
      Inc. 4,080                                                             167
    o Comcast Corp., Class A 14,661                                          497
      Dow Jones & Co., Inc.    600                                            31
      Gannett Co., Inc. 1,700                                                143
      Knight-Ridder, Inc. 600                                                 44
      The McGraw-Hill Cos., Inc. 1,200                                        80
      Meredith Corp. 300                                                      15
      New York Times Co., Class A 1,100                                       52
      R.R. Donnelley & Sons Co. 800                                           21
    o Time Warner, Inc. 29,650                                               453
      Tribune Co. 1,900                                                       93
    o Univision Communications, Inc.,
      Class A 2,048                                                           70
      Viacom, Inc., Class B 11,418                                           455
      The Walt Disney Co. 13,717                                             311
                                                                         -------
                                                                           2,432
      MISCELLANEOUS  0.1%
      --------------------------------------------------------------------------
      3M Co. 5,200                                                           410

      MISCELLANEOUS FINANCE  1.0%
      --------------------------------------------------------------------------
      American Express Co.  8,300                                            389
      The Bear Stearns Cos., Inc. 602                                         46
      Capital One Financial Corp. 1,500                                       91
    / The Charles Schwab Corp. 8,783                                         119
      Charter One Financial, Inc. 1,620                                       52
  (9) Citigroup, Inc. 33,476                                               1,587
      Countrywide Financial Corp. 800                                         84
      Fannie Mae 6,300                                                       452
      Federated Investors, Inc., Class B 700                                  19
      Franklin Resources, Inc. 1,700                                          81
      Freddie Mac 4,500                                                      253
      Golden West Financial Corp. 900                                         90
      Goldman Sachs Group, Inc. 3,079                                        289
      Janus Capital Group, Inc. 1,400                                         20
      Lehman Brothers Holdings, Inc. 1,600                                   115


36 See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      MBNA Corp. 8,268                                                       205
      Merrill Lynch & Co., Inc. 6,100                                        361
      Moody's Corp. 1,000                                                     58
      Morgan Stanley 7,010                                                   385
    o Providian Financial Corp. 1,900                                         21
      SLM Corp. 3,000                                                        117
      T. Rowe Price Group, Inc. 800                                           33
      Washington Mutual, Inc. 5,974                                          261
                                                                         -------
                                                                           5,128
      NON-DURABLES & ENTERTAINMENT  0.1%
      --------------------------------------------------------------------------
    o American Greetings Corp., Class A 400                                    9
      Darden Restaurants, Inc. 1,350                                          28
    o Electronic Arts, Inc. 896                                               89
      Fortune Brands, Inc. 1,000                                              65
      Hasbro, Inc. 1,275                                                      28
      International Game Technology 2,000                                     65
      Mattel, Inc. 2,825                                                      55
      McDonald's Corp. 8,600                                                 215
    o Starbucks Corp. 2,440                                                   77
      Tupperware Corp. 200                                                     3
      Wendy's International, Inc. 800                                         30
    o Yum! Brands, Inc. 2,060                                                 70
                                                                         -------
                                                                             734
      NON-FERROUS METALS  0.1%
      --------------------------------------------------------------------------
      Alcoa, Inc. 5,648                                                      178
      Engelhard Corp. 800                                                     23
      Freeport-McMoran Copper & Gold, Inc.,
      Class B 1,100                                                           43
    o Phelps Dodge Corp. 540                                                  33
                                                                         -------
                                                                             277
      OIL: DOMESTIC  0.1%
      --------------------------------------------------------------------------
      Amerada Hess Corp. 600                                                  31
      Ashland, Inc. 500                                                       18
      ConocoPhillips 4,324                                                   247
      Kerr-McGee Corp. 621                                                    26
      Marathon Oil Corp. 2,100                                                62
    o Nabors Industries Ltd. 1,000                                            38
      Sunoco, Inc. 600                                                        26
    o Transocean, Inc. 2,016                                                  39
      Unocal Corp. 1,600                                                      51
                                                                         -------
                                                                             538
      OIL: INTERNATIONAL  0.4%
      --------------------------------------------------------------------------
      ChevronTexaco Corp. 6,895                                              512
 (10) Exxon Mobil Corp. 43,120                                             1,578
                                                                         -------
                                                                           2,090
      OPTICAL & PHOTO  0.0%
      --------------------------------------------------------------------------
    o Corning, Inc. 8,300                                                     91
      Eastman Kodak Co. 2,000                                                 49
                                                                         -------
                                                                             140
      PAPER & FOREST PRODUCTS  0.1%
      --------------------------------------------------------------------------
      Boise Cascade Corp. 400                                                 11
      Georgia-Pacific Corp. 1,496                                             39
      International Paper Co. 3,166                                          125
      Kimberly-Clark Corp. 3,380                                             179
    o Louisiana-Pacific Corp. 700                                             13
      MeadWestvaco Corp. 1,279                                                33
      Temple-Inland, Inc. 400                                                 22
      Weyerhaeuser Co. 1,400                                                  84
                                                                         -------
                                                                             506
      PRODUCER GOODS & MANUFACTURING  0.6%
      --------------------------------------------------------------------------
    o American Standard Cos., Inc. 500                                        48
      Avery Dennison Corp. 700                                                37
      Caterpillar, Inc. 2,300                                                169
      Cooper Industries Ltd., Class A 600                                     32
      Deere & Co. 1,500                                                       91
      Dover Corp. 1,400                                                       55
      Emerson Electric Co. 2,800                                             159
  (5) General Electric Co. 65,200                                          1,891
      Honeywell International, Inc. 5,700                                    174
      Illinois Tool Works, Inc. 2,000                                        147
      Ingersoll-Rand Co., Class A 1,100                                       66
      Johnson Controls, Inc. 500                                              54
    o Millipore Corp. 200                                                      9
      Pall Corp. 800                                                          19
      Parker Hannifin Corp. 700                                               36
      Snap-On, Inc. 350                                                       10
      W.W. Grainger, Inc. 600                                                 27
                                                                         -------
                                                                           3,024


                                                         See financial notes. 37

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

PORTFOLIO HOLDINGS continued



                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      RAILROAD & SHIPPING  0.1%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp. 2,500                                72
      CSX Corp. 1,500                                                         48
      Norfolk Southern Corp. 2,500                                            50
      Union Pacific Corp. 1,700                                              107
                                                                         -------
                                                                             277
      REAL PROPERTY  0.0%
      --------------------------------------------------------------------------
      Apartment Investment & Management Co.,
      Class A 600                                                             24
      Equity Office Properties Trust 2,600                                    73
      Equity Residential 1,700                                                50
      Plum Creek Timber Co., Inc. 1,200                                       32
      ProLogis 1,200                                                          35
      Simon Property Group, Inc. 1,100                                        50
                                                                         -------
                                                                             264
      RETAIL  0.9%
      --------------------------------------------------------------------------
      Albertson's, Inc. 2,671                                                 54
    o Autonation, Inc. 2,000                                                  37
    o AutoZone, Inc. 500                                                      48
    o Bed, Bath & Beyond, Inc. 1,800                                          76
    o Best Buy Co., Inc. 2,100                                               122
    o Big Lots, Inc. 700                                                      11
      Circuit City Stores, Inc. 1,400                                         13
    o Costco Wholesale Corp. 3,000                                           106
      CVS Corp. 2,600                                                         91
      Dillards, Inc., Class A 700                                             11
      Dollar General Corp. 2,202                                              49
      Family Dollar Stores, Inc. 1,100                                        48
      Federated Department Stores, Inc. 1,400                                 67
      The Gap, Inc. 5,662                                                    108
      Home Depot, Inc. 15,100                                                560
      J.C. Penney Co., Inc. Holding Co. 1,700                                 40
    o Kohl's Corp. 2,200                                                     123
    o Kroger Co. 5,300                                                        93
      Limited Brands, Inc. 3,388                                              60
      Lowe's Cos., Inc. 5,000                                                295
      The May Department Stores Co. 2,100                                     59
      Nordstrom, Inc. 900                                                     27
    o Office Depot, Inc. 2,500                                                37
      RadioShack Corp. 1,300                                                  39
    o Safeway, Inc. 2,800                                                     59
      Sears, Roebuck & Co. 1,800                                              95
    o Staples, Inc. 3,050                                                     82
      Target Corp. 5,800                                                     231
      Tiffany & Co. 950                                                       45
      TJX Cos., Inc. 3,600                                                    76
    o Toys `R' Us, Inc. 1,200                                                 16
  (7) Wal-Mart Stores, Inc. 28,400                                         1,674
      Walgreen Co. 6,600                                                     230
      Winn-Dixie Stores, Inc. 1,200                                           10
                                                                         -------
                                                                           4,692
      STEEL  0.0%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc. 492                                         4
      Nucor Corp. 600                                                         33
      United States Steel Corp. 500                                           12
      Worthington Industries, Inc. 300                                         4
                                                                         -------
                                                                              53
      TELEPHONE  0.4%
      --------------------------------------------------------------------------
      Alltel Corp. 2,100                                                      99
      AT&T Corp. 4,941                                                        92
    o AT&T Wireless Services, Inc. 17,825                                    129
    o Avaya, Inc. 2,775                                                       36
      BellSouth Corp. 12,200                                                 321
      CenturyTel, Inc. 900                                                    32
    o Citizens Communications Co. 1,732                                       22
    o Nextel Communications, Inc.,
      Class A 6,800                                                          165
    o Qwest Communications International,
      Inc. 10,622                                                             37
      SBC Communications, Inc. 21,788                                        522
      Sprint Corp. (FON Group) 5,800                                          93
    o Sprint Corp. (PCS Group) 5,900                                          26
      Verizon Communications, Inc. 17,836                                    599
                                                                         -------
                                                                           2,173
      TOBACCO  0.1%
      --------------------------------------------------------------------------
      Altria Group, Inc. 13,200                                              614
      R.J. Reynolds Tobacco Holdings, Inc. 600                                29
      UST, Inc. 1,100                                                         37
                                                                         -------
                                                                             680


38 See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)




                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ X 1,000)
      TRAVEL & RECREATION  0.1%
      --------------------------------------------------------------------------
      Brunswick Corp. 600                                                     18
      Carnival Corp.  4,100                                                  143
      Harrah's Entertainment, Inc. 900                                        39
      Hilton Hotels Corp. 2,500                                               40
      Marriott International, Inc., Class A 1,500                             65
      Starwood Hotels & Resorts Worldwide,
      Inc.    1,200                                                           40
                                                                         -------
                                                                             345
      TRUCKING & FREIGHT 0.0%
      --------------------------------------------------------------------------
      Paccar, Inc. 700                                                        55
      Ryder Systems, Inc. 400                                                 12
                                                                         -------
                                                                              67
      UTILITIES: ELECTRIC & GAS 0.3%
      --------------------------------------------------------------------------
    o The AES Corp. 3,200                                                     28
    o Allegheny Energy, Inc. 720                                               8
      Ameren Corp. 900                                                        40
      American Electric Power Co., Inc. 2,580                                 73
    o Calpine Corp. 1,800                                                      8
      Centerpoint Energy, Inc. 1,924                                          19
      Cinergy Corp. 1,000                                                     36
    o CMS Energy Corp. 700                                                     6
      Consolidated Edison, Inc. 1,500                                         61
      Constellation Energy Group, Inc. 1,000                                  36
      Dominion Resources, Inc. 2,167                                         133
      DTE Energy Co. 1,000                                                    37
      Duke Energy Corp. 5,952                                                108
    o Dynegy, Inc., Class A 2,100                                              8
    o Edison International 2,200                                              43
      El Paso Corp. 3,222                                                     24
      Entergy Corp. 1,500                                                     81
      Exelon Corp.  2,162                                                    137
      FirstEnergy Corp. 2,030                                                 70
      FPL Group, Inc. 1,300                                                   83
      KeySpan Corp. 900                                                       31
      Kinder Morgan, Inc. 745                                                 40
      Nicor, Inc. 300                                                         10
      NiSource, Inc. 1,351                                                    28
      Peoples Energy Corp. 200                                                 8
    o PG&E Corp. 2,400                                                        59
      Pinnacle West Capital Corp. 600                                         22
      PPL Corp. 1,000                                                         40
      Progress Energy, Inc. 1,593                                             69
      Public Service Enterprise Group,
      Inc. 1,500                                                              61
      Sempra Energy 1,360                                                     38
      The Southern Co. 4,500                                                 134
      TECO Energy, Inc. 900                                                   12
      TXU Corp. 2,122                                                         48
      Williams Cos., Inc. 3,000                                               31
      Xcel Energy, Inc. 2,085                                                 34
                                                                         -------
                                                                           1,704
      OTHER INVESTMENT COMPANIES
      83.2% of net assets

 /(4) Schwab International Index
      Fund(R), Select Shares(R) 6,068,707                                 77,376
 /(2) Schwab S&P 500 Fund,
      Select Shares 5,656,804                                             92,828
 /(3) Schwab Small-Cap Index Fund(R),
      Select Shares 4,289,107                                             78,276
 /(1) Schwab Total Bond
      Market Fund(TM) 17,492,671                                         180,875
                                                                         -------
                                                                         429,355
      SHORT-TERM INVESTMENT
      4.4% of net assets

    / Schwab Value Advantage
      Money Fund(R), Investor
      Shares 22,735,356                                                   22,735

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 39

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------

Investments, at market value                                            $515,317 a
Receivables:
      Fund shares sold                                                       387
      Dividends                                                              107
      Investments sold                                                     1,002
Prepaid expenses                                                     +        24
                                                                     -----------
TOTAL ASSETS                                                             516,837

LIABILITIES
--------------------------------------------------------------------------------

Cash Overdraft                                                                39
Payables:
      Fund shares redeemed                                                   340
      Investment adviser and administrator fees                                6
      Transfer agent and shareholder service fees                              7
Accrued expenses                                                     +        78
                                                                     -----------
TOTAL LIABILITIES                                                            470

NET ASSETS
--------------------------------------------------------------------------------

TOTAL ASSETS                                                             516,837
TOTAL LIABILITIES                                                    -       470
                                                                     -----------
NET ASSETS                                                              $516,367

NET ASSETS BY SOURCE
Capital received from investors                                          499,538
Net investment income not yet distributed                                  3,839
Net realized capital losses                                              (21,871)
Net unrealized capital gains                                              34,861

NET ASSET VALUE (NAV)

                                       SHARES
NET ASSETS            /           OUTSTANDING          =         NAV
  $516,367                             37,478                 $13.78


Unless stated, all numbers x 1,000.

a The fund paid $480,456 for these securities. Not counting short-term obligations and government securities, the fund paid $76,793 for securities during the report period and received $90,708 from securities it sold or that matured.

  Percent of fund shares of other Schwab funds owned as of the end of the report period:

  SCHWAB EQUITY INDEX FUNDS
  S&P 500 Fund                     1.2%
  Small-Cap Index Fund(R)          4.8%
  International Index Fund(R)      6.9%

  SCHWAB BOND FUNDS
  Total Bond Market Fund(TM)        17.3%

  SCHWAB MONEY FUNDS
  Value Advantage
     Money Fund(R)                 0.1%

  FEDERAL TAX DATA
  ----------------------------------------------------
  PORTFOLIO COST                              $490,162
  NET UNREALIZED GAINS AND LOSSES:
  Gains                                        $49,976
  Losses                                 +     (24,821)
                                         -------------
                                               $25,155

  UNDISTRIBUTED EARNINGS:
  Ordinary income                               $3,839
  Long-term capital gains                          $--
  UNUSED CAPITAL LOSSES:
  Expires 10/31 of:                        Loss amount
       2010                                       $303
       2011                              +      11,862
                                         -------------
                                               $12,165


40 See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $11,868
Interest                                                            +          5
                                                                    ------------
TOTAL INVESTMENT INCOME                                                   11,873

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (9,665)
Net realized gains received from underlying funds                  +        483
                                                                   ------------
NET REALIZED LOSSES                                                      (9,182)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       75,317

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                  2,103 a
Transfer agent and shareholder service fees                                1,195 b
Trustees' fees                                                                 7 c
Custodian fees                                                                42
Portfolio accounting fees                                                     70
Professional fees                                                             33
Registration fees                                                             23
Shareholder reports                                                           44
Other expenses                                                      +         10
                                                                    ------------
Total expenses                                                             3,527
Expense reduction                                                   -      1,137 d
                                                                    ------------
NET EXPENSES                                                               2,390

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   11,873
NET EXPENSES                                                        -      2,390
                                                                    ------------
NET INVESTMENT INCOME                                                      9,483
NET REALIZED LOSSES                                                       (9,182) e
NET UNREALIZED GAINS                                                +     75,317 e
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $75,618

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.44% of the first
  $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 0.50% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $66,135.


                                                         See financial notes. 41

SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                         11/1/02-10/31/03       11/1/01-10/31/02
Net investment income                              $9,483              $11,937
Net realized losses                                (9,182)              (5,624)
Net unrealized gains or losses            +        75,317              (44,321)
                                          --------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                    75,618              (38,008)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income               11,180               14,684 a
Distributions from net realized gains     +            --                4,608
                                          --------------------------------------
TOTAL DISTRIBUTIONS PAID                          $11,180              $19,292 b


TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                               11/1/02-10/31/03              11/1/01-10/31/02
                              SHARES           VALUE         SHARES        VALUE
Shares sold                    6,802         $85,681          9,389     $123,245
Shares reinvested                904          10,796          1,388       18,646
Shares redeemed           +   (8,594)       (107,008)        (9,314)    (119,076)
                         -------------------------------------------------------
NET TRANSACTIONS IN
FUND SHARES                     (888)       ($10,531)         1,463      $22,815

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                               11/1/02-10/31/03           11/1/01-10/31/02
                            SHARES      NET ASSETS     SHARES      NET ASSETS
Beginning of period         38,366        $462,460     36,903        $496,945
Total increase or
decrease                +     (888)         53,907      1,463         (34,485) c
                        --------------------------------------------------------
END OF PERIOD               37,478        $516,367     38,366        $462,460 d


Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 33% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD:

  Ordinary Income          $11,180

  Long-term capital gains      $--

  PRIOR PERIOD:

  Ordinary Income          $15,072

  Long-term capital gains   $4,220

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $3,839 and $5,536 at the end of the current period and prior period, respectively.


42 See financial notes.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                       11/1/02-     11/1/01-   11/1/00-    11/1/99-    11/1/98-
                                                       10/31/03     10/31/02   10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   11.37       12.22       13.12       12.73       12.11
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                  0.29        0.40        0.49        0.47        0.41
   Net realized and unrealized gains or losses            1.16       (0.78)      (0.80)       0.41        0.68
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations        1.45       (0.38)      (0.31)       0.88        1.09
Less distributions:
   Dividends from net investment income                  (0.29)      (0.41)      (0.50)      (0.46)      (0.40)
   Distributions from net realized gains                    --       (0.06)      (0.09)      (0.03)      (0.07)
                                                      ------------------------------------------------------------------------------
   Total distributions                                   (0.29)      (0.47)      (0.59)      (0.49)      (0.47)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                         12.53       11.37       12.22       13.12       12.73
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
Total return (%)                                         12.98       (3.29)      (2.39)       6.92        9.13

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses 1                               0.50        0.50        0.50        0.56 2      0.57
   Gross operating expenses                               0.75        0.76        0.77        0.84        0.92
   Net investment income                                  2.44        3.17        3.85        3.58        3.28
Portfolio turnover rate                                     17          32          15          16           8
Net assets, end of period ($ x 1,000,000)                  289         263         211         194         167

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

2 The ratio of net operating expenses would have been 0.57% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 43

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 /  Issuer is affiliated with the fund's adviser

                                                         COST       MARKET VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 90.3%     OTHER INVESTMENT
           COMPANIES                                   245,779         260,507

  5.2%     COMMON STOCK                                 12,278          14,920

  4.5%     SHORT-TERM
           INVESTMENTS                                  13,038          13,038
--------------------------------------------------------------------------------
100.0%     TOTAL INVESTMENTS                           271,095         288,465

  0.0%     OTHER ASSETS AND
           LIABILITIES, NET                                                137
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                            288,602

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      COMMON STOCK 5.2% of net assets

      AEROSPACE / DEFENSE 0.1%
      --------------------------------------------------------------------------
      The Boeing Co.  1,346                                                   52
      Crane Co.  150                                                           4
      General Dynamics Corp.  300                                             25
      Goodrich Corp.  200                                                      6
      Lockheed Martin Corp.  700                                              33
      Northrop Grumman Corp.  257                                             23
      Raytheon Co.  600                                                       16
      Rockwell Automation, Inc.  300                                           9
      Rockwell Collins, Inc.  300                                              8
      Textron, Inc.  200                                                      10
      United Technologies Corp.  700                                          58
                                                                    ------------
                                                                             244
      AIR TRANSPORTATION 0.1%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  200                                               2
      FedEx Corp.  460                                                        35
      Sabre Holdings Corp.  244                                                5
      Southwest Airlines Co.  1,218                                           24
      United Parcel Service, Inc.,
      Class B  1,762                                                         128
                                                                    ------------
                                                                             194
      ALCOHOLIC BEVERAGES 0.0%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  50                                            3
      Anheuser-Busch Cos., Inc.  1,300                                        64
      Brown-Forman Corp., Class B  75                                          6
                                                                    ------------
                                                                              73
      APPAREL 0.0%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  200                                           7
      Liz Claiborne, Inc.  200                                                 7
      Nike, Inc., Class B  400                                                26
      Reebok International Ltd.  100                                           4
      VF Corp.  200                                                            8
                                                                    ------------
                                                                              52
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.1%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.  100                                            2
      Cummins, Inc.  100                                                       5
      Dana Corp.  292                                                          5
      Danaher Corp.  250                                                      21
      Delphi Corp.  868                                                        8
      Eaton Corp.  100                                                        10
      Ford Motor Co.  2,921                                                   35
      General Motors Corp.  825                                               35
      Genuine Parts Co.  250                                                   8
    o Goodyear Tire & Rubber Co.  300                                          2
      Harley-Davidson, Inc.  500                                              24
    o Navistar International Corp.  100                                        4
      Visteon Corp.  248                                                       1
                                                                    ------------
                                                                             160
      BANKS 0.4%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  600                                                   14
      Bank of America Corp.  2,311                                           175
      The Bank of New York Co., Inc.  1,200                                   37


44 See financial notes.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Bank One Corp.  1,696                                                   72
      BB&T Corp.  850                                                         33
      Comerica, Inc.  300                                                     16
      Fifth Third Bancorp  867                                                50
      First Tennessee National Corp.  200                                      9
      FleetBoston Financial Corp.  1,557                                      63
      Huntington Bancshares, Inc.  423                                         9
      J.P. Morgan Chase & Co.  3,114                                         112
      KeyCorp, Inc.  700                                                      20
      Marshall & Ilsley Corp.  322                                            12
      Mellon Financial Corp.  700                                             21
      National City Corp.  1,000                                              33
      North Fork Bancorp., Inc.  300                                          12
      Northern Trust Corp.  300                                               14
      PNC Financial Services Group, Inc.  400                                 21
      Regions Financial Corp.  300                                            11
      SouthTrust Corp.  500                                                   16
      State Street Corp.  500                                                 26
      SunTrust Banks, Inc.  400                                               27
      Synovus Financial Corp.  400                                            11
      U.S. Bancorp  3,022                                                     82
      Union Planters Corp.  300                                               10
      Wachovia Corp.  2,100                                                   96
      Wells Fargo & Co.  2,560                                               144
      Zions Bancorp.  100                                                      6
                                                                    ------------
                                                                           1,152
      BUSINESS MACHINES & SOFTWARE 0.5%
      --------------------------------------------------------------------------
      Adobe Systems, Inc.  400                                                18
    o Apple Computer, Inc.  600                                               14
      Autodesk, Inc.  200                                                      4
    o BMC Software, Inc.  400                                                  7
    o Cisco Systems, Inc.  10,750                                            226
    o Compuware Corp.  600                                                     3
    o Comverse Technology, Inc.  300                                           5
    o Dell, Inc.  4,000                                                      144
    o EMC Corp.  3,350                                                        46
    o Gateway, Inc.  500                                                       3
      Hewlett-Packard Co.  4,703                                             105
      International Business Machines
      Corp.  2,650                                                           237
    o Lexmark International, Inc., Class A  200                               15
  (6) Microsoft Corp.  16,600                                                434
    o NCR Corp.  200                                                           7
    o Network Appliance, Inc.  500                                            12
    o Novell, Inc.  500                                                        3
    o Oracle Corp.  8,200                                                     98
      Pitney Bowes, Inc.  400                                                 16
    o Siebel Systems, Inc.  600                                                8
    o Sun Microsystems, Inc.  5,000                                           20
    o Unisys Corp.  500                                                        8
    o Xerox Corp.  1,000                                                      10
                                                                    ------------
                                                                           1,443
      BUSINESS SERVICES 0.2%
      --------------------------------------------------------------------------
    o Allied Waste Industries, Inc.  300                                       3
    o Apollo Group, Inc., Class A  300                                        19
      Automatic Data Processing, Inc.  900                                    34
    o Cendant Corp.  1,459                                                    30
      Cintas Corp.  260                                                       11
    o Citrix Systems, Inc.  300                                                8
      Computer Associates International,
      Inc.  850                                                               20
    o Computer Sciences Corp.  258                                            10
    o Concord EFS, Inc.  800                                                   9
    o Convergys Corp.  174                                                     3
      Deluxe Corp.  100                                                        4
    o eBay, Inc.  1,004                                                       56
      Electronic Data Systems Corp.  700                                      15
      Equifax, Inc.  200                                                       5
      First Data Corp.  1,100                                                 39
    o Fiserv, Inc.  300                                                       11
      H&R Block, Inc.  300                                                    14
      IMS Health, Inc.  350                                                    8
    o Interpublic Group of Cos., Inc.  600                                     9
    o Intuit, Inc.  313                                                       16
    o Mercury Interactive Corp.  100                                           5
    o Monster Worldwide, Inc.  191                                             5
      Omnicom Group, Inc.  300                                                24
    o Parametric Technology Corp.  500                                         2
      Paychex, Inc.  525                                                      20
    o PeopleSoft, Inc.  400                                                    8
    o Robert Half International, Inc.  300                                     7
    o Sungard Data Systems, Inc.  433                                         12
    o Symantec Corp.  201                                                     13
      Tyco International Ltd.  3,013                                          63

                                                         See financial notes. 45

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Veritas Software Corp.  600                                             22
      Waste Management, Inc.  907                                             23
    o Yahoo!, Inc.  1,000                                                     44
                                                                    ------------
                                                                             572
      CHEMICALS 0.1%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  300                                     14
      Dow Chemical Co.  1,472                                                 56
      E.I. du Pont de Nemours & Co.  1,525                                    62
      Eastman Chemical Co.  100                                                3
      Ecolab, Inc.  400                                                       11
      Great Lakes Chemical Corp.  100                                          2
    o Hercules, Inc.  200                                                      2
      Monsanto Co.  332                                                        8
      PPG Industries, Inc.  300                                               17
      Praxair, Inc.  250                                                      17
      Rohm & Haas Co.  373                                                    15
      Sigma-Aldrich Corp.  100                                                 5
                                                                    ------------
                                                                             212
      CONSTRUCTION 0.0%
      --------------------------------------------------------------------------
      Centex Corp.  100                                                       10
      Fluor Corp.  100                                                         4
      KB Home  100                                                             7
      Masco Corp.  700                                                        19
      Pulte Homes, Inc.  100                                                   9
      The Sherwin-Williams Co.  300                                           10
      The Stanley Works  100                                                   3
      Vulcan Materials Co.  200                                                9
                                                                    ------------
                                                                              71
      CONSUMER DURABLES 0.0%
      --------------------------------------------------------------------------
      Black & Decker Corp.  100                                                5
      Leggett & Platt, Inc.  300                                               6
      Maytag Corp.  100                                                        3
      Newell Rubbermaid, Inc.  436                                            10
      Whirlpool Corp.  100                                                     7
                                                                    ------------
                                                                              31
      CONTAINERS 0.0%
      --------------------------------------------------------------------------
      Ball Corp.  100                                                          6
      Bemis Co.  100                                                           5
    o Pactiv Corp.  300                                                        6
    o Sealed Air Corp.  153                                                    8
                                                                    ------------
                                                                              25
      ELECTRONICS 0.3%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc.  1,000                                      3
    o Advanced Micro Devices, Inc.  560                                        8
    o Agilent Technologies, Inc.  710                                         18
    o Altera Corp.  510                                                       10
      American Power Conversion Corp.  225                                     5
    o Analog Devices, Inc.  600                                               27
    o Andrew Corp.  100                                                        1
    o Applied Materials, Inc.  2,600                                          61
    o Applied Micro Circuits Corp.  455                                        3
    o Broadcom Corp., Class A  492                                            16
    o CIENA Corp.  500                                                         3
      Intel Corp.  9,950                                                     329
      ITT Industries, Inc.  150                                               10
    o Jabil Circuit, Inc.  322                                                 9
    o JDS Uniphase Corp.  2,010                                                7
    o KLA-Tencor Corp.  300                                                   17
      Linear Technology Corp.  500                                            21
    o LSI Logic Corp.  500                                                     5
    o Lucent Technologies, Inc.  7,019                                        22
      Maxim Integrated Products, Inc.  500                                    25
    o Micron Technology, Inc.  900                                            13
      Molex, Inc.  250                                                         8
      Motorola, Inc.  3,666                                                   50
    o National Semiconductor Corp.  300                                       12
    o Novellus Systems, Inc.  250                                             10
    o Nvidia Corp.  200                                                        4
      PerkinElmer, Inc.  200                                                   4
    o PMC -- Sierra, Inc.  300                                                 5
    o Power-One, Inc.  57                                                     --
    o QLogic Corp.  138                                                        8
      Qualcomm, Inc.  1,200                                                   57
    o Sanmina -- SCI Corp.  800                                                8
      Scientific-Atlanta, Inc.  200                                            6
    o Solectron Corp.  1,000                                                   6
      Symbol Technologies, Inc.  303                                           4
      Tektronix, Inc.  200                                                     5
    o Tellabs, Inc.  600                                                       4
    o Teradyne, Inc.  300                                                      7


46 See financial notes.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Texas Instruments, Inc.  2,700                                          78
    o Thermo Electron Corp.  200                                               4
    o Thomas & Betts Corp.  100                                                2
    o Waters Corp.  200                                                        6
    o Xilinx, Inc.  500                                                       16
                                                                    ------------
                                                                             917
      ENERGY: RAW MATERIALS 0.1%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  367                                           16
      Apache Corp.  231                                                       16
      Baker Hughes, Inc.  470                                                 13
    o BJ Services Co.  200                                                     7
      Burlington Resources, Inc.  300                                         15
      Devon Energy Corp.  400                                                 19
      EOG Resources, Inc.  180                                                 8
      Halliburton Co.  714                                                    17
    o Noble Corp.  200                                                         7
      Occidental Petroleum Corp.  600                                         21
    o Rowan Cos., Inc.  100                                                    2
      Schlumberger Ltd.  900                                                  42
                                                                    ------------
                                                                             183
      FOOD & AGRICULTURE 0.2%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  1,014                                       15
      Campbell Soup Co.  700                                                  18
      The Coca-Cola Co.  3,800                                               176
      Coca-Cola Enterprises, Inc.  700                                        14
      ConAgra Foods, Inc.  800                                                19
      General Mills, Inc.  582                                                26
      H.J. Heinz Co.  600                                                     21
      Hershey Foods Corp.  200                                                16
      Kellogg Co.  600                                                        20
      McCormick & Co., Inc.  200                                               6
      The Pepsi Bottling Group, Inc.  500                                     11
      PepsiCo, Inc.  2,660                                                   127
      Sara Lee Corp.  1,200                                                   24
      Supervalu, Inc.  200                                                     5
      Sysco Corp.  1,000                                                      34
      Wm. Wrigley Jr. Co.  300                                                17
                                                                    ------------
                                                                             549
      GOLD 0.0%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  643                                               28

      HEALTHCARE / DRUGS & MEDICINE 0.7%
      --------------------------------------------------------------------------
      Abbott Laboratories  2,400                                             102
      Allergan, Inc.  200                                                     15
      AmerisourceBergen Corp.  200                                            11
    o Amgen, Inc.  1,952                                                     121
    o Anthem, Inc.  200                                                       14
      Applied Biosystems Group --
      Applera Corp.  300                                                       7
      Bausch & Lomb, Inc.  100                                                 5
      Baxter International, Inc.  900                                         24
      Becton Dickinson & Co.  400                                             15
    o Biogen, Inc.  200                                                        8
      Biomet, Inc.  450                                                       16
    o Boston Scientific Corp.  634                                            43
      Bristol-Myers Squibb Co.  3,000                                         76
      C.R. Bard, Inc.  100                                                     8
      Cardinal Health, Inc.  700                                              42
    o Chiron Corp.  300                                                       16
      Eli Lilly & Co.  1,725                                                 115
    o Express Scripts, Inc.  100                                               5
    o Forest Laboratories, Inc.  600                                          30
    o Genzyme Corp.-- General Division  325                                   15
      Guidant Corp.  500                                                      26
      HCA, Inc.  800                                                          31
      Health Management Associates, Inc.,
      Class A  400                                                             9
    o Humana, Inc.  200                                                        4
      Johnson & Johnson  4,592                                               231
    o King Pharmaceuticals, Inc.  366                                          5
      Manor Care, Inc.  100                                                    3
      McKesson Corp.  422                                                     13
    o Medco Health Solutions, Inc.  422                                       14
    o Medimmune, Inc.  400                                                    11
      Medtronic, Inc.  1,900                                                  87
      Merck & Co., Inc.  3,400                                               150
  (8) Pfizer, Inc.  11,907                                                   376
    o Quest Diagnostics  189                                                  13
      Schering-Plough Corp.  2,300                                            35
    o St. Jude Medical, Inc.  300                                             17
      Stryker Corp.  301                                                      24
    o Tenet Healthcare Corp.  750                                             10
      UnitedHealth Group, Inc.  950                                           48

                                                         See financial notes. 47

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Watson Pharmaceuticals, Inc.  200                                        8
    o WellPoint Health Networks, Inc.  200                                    18
      Wyeth  2,000                                                            88
    o Zimmer Holdings, Inc.  300                                              19
                                                                    ------------
                                                                           1,928
      HOUSEHOLD PRODUCTS 0.1%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  100                                         6
      Avon Products, Inc.  350                                                24
      Clorox Co.  300                                                         14
      Colgate-Palmolive Co.  800                                              42
      The Gillette Co.  1,600                                                 51
      International Flavors & Fragrances,
      Inc.  200                                                                7
      Procter & Gamble Co.  2,000                                            197
                                                                    ------------
                                                                             341
      INSURANCE 0.3%
      --------------------------------------------------------------------------
      ACE Ltd.  400                                                           14
      Aetna, Inc.  222                                                        13
      AFLAC, Inc.  800                                                        29
      The Allstate Corp.  1,100                                               43
      AMBAC Financial Group, Inc.  162                                        11
      American International Group, Inc.  3,979                              242
      AON Corp.  475                                                          10
      Chubb Corp.  300                                                        20
      CIGNA Corp.  200                                                        11
      Cincinnati Financial Corp.  300                                         12
      Hartford Financial Services Group,
      Inc.  400                                                               22
      Jefferson-Pilot Corp.  225                                              11
      John Hancock Financial Services,
      Inc.  473                                                               17
      Lincoln National Corp.  300                                             12
      Loews Corp.  300                                                        13
      Marsh & McLennan Cos., Inc.  800                                        34
      MBIA, Inc.  200                                                         12
      Metlife, Inc.  1,178                                                    37
      MGIC Investment Corp.  150                                               8
      Principal Financial Group, Inc.  550                                    17
      The Progressive Corp.  350                                              26
      Prudential Financial, Inc.  900                                         35
      Safeco Corp.  200                                                        7
      St. Paul Cos., Inc.  356                                                14
      Torchmark Corp.  200                                                     9
      Travelers Property Casualty Corp.,
      Class B  1,500                                                          25
      UnumProvident Corp.  346                                                 6
      XL Capital Ltd., Class A  200                                           14
                                                                    ------------
                                                                             724
      MEDIA 0.2%
      --------------------------------------------------------------------------
      Clear Channel Communications, Inc.  967                                 39
    o Comcast Corp., Class A  3,463                                          117
      Dow Jones & Co., Inc.  100                                               5
      Gannett Co., Inc.  400                                                  34
      Knight-Ridder, Inc.  100                                                 7
      The McGraw-Hill Cos., Inc.  300                                         20
      Meredith Corp.  100                                                      5
      New York Times Co., Class A  200                                        10
      R.R. Donnelley & Sons Co.  200                                           5
    o Time Warner, Inc.  7,050                                               108
      Tribune Co.  500                                                        25
    o Univision Communications, Inc.,
      Class A  519                                                            18
      Viacom, Inc., Class B  2,660                                           106
      The Walt Disney Co.  3,227                                              73
                                                                    ------------
                                                                             572
      MISCELLANEOUS 0.0%
      --------------------------------------------------------------------------
      3M Co.  1,200                                                           95

      MISCELLANEOUS FINANCE 0.4%
      --------------------------------------------------------------------------
      American Express Co.  2,000                                             94
      The Bear Stearns Cos., Inc.  145                                        11
      Capital One Financial Corp.  300                                        18
    / The Charles Schwab Corp.  2,125                                         29
      Charter One Financial, Inc.  346                                        11
  (9) Citigroup, Inc.  7,882                                                 374
      Countrywide Financial Corp.  200                                        21
      Fannie Mae  1,525                                                      109
      Federated Investors, Inc., Class B  200                                  6
      Franklin Resources, Inc.  400                                           19
      Freddie Mac  1,100                                                      62
      Golden West Financial Corp.  250                                        25
      Goldman Sachs Group, Inc.  728                                          68


48 See financial notes.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Janus Capital Group, Inc.  400                                           6
      Lehman Brothers Holdings, Inc.  400                                     29
      MBNA Corp.  1,957                                                       48
      Merrill Lynch & Co., Inc.  1,400                                        83
      Moody's Corp.  200                                                      12
      Morgan Stanley  1,630                                                   89
    o Providian Financial Corp.  400                                           4
      SLM Corp.  750                                                          29
      T. Rowe Price Group, Inc.  200                                           8
      Washington Mutual, Inc.  1,431                                          63
                                                                    ------------
                                                                           1,218
      NON-DURABLES & ENTERTAINMENT 0.1%
      --------------------------------------------------------------------------
    o American Greetings Corp., Class A  100                                   2
      Darden Restaurants, Inc.  300                                            6
    o Electronic Arts, Inc.  212                                              21
      Fortune Brands, Inc.  200                                               13
      Hasbro, Inc.  325                                                        7
      International Game Technology  456                                      15
      Mattel, Inc.  650                                                       13
      McDonald's Corp.  2,000                                                 50
    o Starbucks Corp.  560                                                    18
      Tupperware Corp.  100                                                    2
      Wendy's International, Inc.  200                                         7
    o Yum! Brands, Inc.  480                                                  16
                                                                    ------------
                                                                             170
      NON-FERROUS METALS 0.0%
      --------------------------------------------------------------------------
      Alcoa, Inc.  1,312                                                      41
      Engelhard Corp.  200                                                     6
      Freeport-McMoran Copper & Gold, Inc.,
      Class B  300                                                            12
    o Phelps Dodge Corp.  135                                                  8
                                                                    ------------
                                                                              67
      OIL: DOMESTIC 0.0%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  100                                                  5
      Ashland, Inc.  100                                                       4
      ConocoPhillips  1,027                                                   59
      Kerr-McGee Corp.  136                                                    6
      Marathon Oil Corp.  500                                                 15
    o Nabors Industries Ltd.  200                                              7
      Sunoco, Inc.  100                                                        4
    o Transocean, Inc.  474                                                    9
      Unocal Corp.  400                                                       13
                                                                    ------------
                                                                             122
      OIL: INTERNATIONAL 0.2%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  1,643                                             122
 (10) Exxon Mobil Corp.  10,168                                              372
                                                                    ------------
                                                                             494
      OPTICAL & PHOTO 0.0%
      --------------------------------------------------------------------------
    o Corning, Inc.  1,900                                                    21
      Eastman Kodak Co.  500                                                  12
                                                                    ------------
                                                                              33
      PAPER & FOREST PRODUCTS 0.0%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  100                                                 3
      Georgia-Pacific Corp.  379                                              10
      International Paper Co.  789                                            31
      Kimberly-Clark Corp.  756                                               40
    o Louisiana-Pacific Corp.  100                                             2
      MeadWestvaco Corp.  394                                                 10
      Temple-Inland, Inc.  100                                                 5
      Weyerhaeuser Co.  350                                                   21
                                                                    ------------
                                                                             122
      PRODUCER GOODS & MANUFACTURING 0.3%
      --------------------------------------------------------------------------
    o American Standard Cos., Inc.  100                                       10
      Avery Dennison Corp.  200                                               10
      Caterpillar, Inc.  550                                                  40
      Cooper Industries Ltd., Class A  100                                     5
      Deere & Co.  400                                                        24
      Dover Corp.  300                                                        12
      Emerson Electric Co.  600                                               34
  (5) General Electric Co.  15,350                                           445
      Honeywell International, Inc.  1,275                                    39
      Illinois Tool Works, Inc.  500                                          37
      Ingersoll-Rand Co., Class A  250                                        15
      Johnson Controls, Inc.  150                                             16
    o Millipore Corp.  100                                                     4
      Pall Corp.  200                                                          5
      Parker Hannifin Corp.  150                                               8
      Snap-On, Inc.  100                                                       3
      W.W. Grainger, Inc.  100                                                 5
                                                                    ------------
                                                                             712


                                                         See financial notes. 49

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      RAILROAD & SHIPPING 0.0%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp.  600                                 17
      CSX Corp.  300                                                          10
      Norfolk Southern Corp.  600                                             12
      Union Pacific Corp.  400                                                25
                                                                    ------------
                                                                              64
      REAL PROPERTY 0.0%
      --------------------------------------------------------------------------
      Apartment Investment & Management
      Co., Class A  100                                                        4
      Equity Office Properties Trust  600                                     17
      Equity Residential  400                                                 12
      Plum Creek Timber Co., Inc.  300                                         8
      ProLogis  300                                                            9
      Simon Property Group, Inc.  300                                         13
                                                                    ------------
                                                                              63
      RETAIL 0.4%
      --------------------------------------------------------------------------
      Albertson's, Inc.  652                                                  13
    o Autonation, Inc.  500                                                    9
    o AutoZone, Inc.  150                                                     14
    o Bed, Bath & Beyond, Inc.  400                                           17
    o Best Buy Co., Inc.  450                                                 26
    o Big Lots, Inc.  200                                                      3
      Circuit City Stores, Inc.  300                                           3
    o Costco Wholesale Corp.  700                                             25
      CVS Corp.  600                                                          21
      Dillards, Inc., Class A  200                                             3
      Dollar General Corp.  515                                               12
      Family Dollar Stores, Inc.  300                                         13
      Federated Department Stores, Inc.  300                                  14
      The Gap, Inc.  1,362                                                    26
      Home Depot, Inc.  3,600                                                133
      J.C. Penney Co., Inc. Holding Co.  400                                  10
    o Kohl's Corp.  500                                                       28
    o Kroger Co.  1,200                                                       21
      Limited Brands, Inc.  818                                               14
      Lowe's Cos., Inc.  1,200                                                71
      The May Department Stores Co.  500                                      14
      Nordstrom, Inc.  200                                                     6
    o Office Depot, Inc.  600                                                  9
      RadioShack Corp.  300                                                    9
    o Safeway, Inc.  650                                                      14
      Sears, Roebuck & Co.  400                                               21
    o Staples, Inc.  750                                                      20
      Target Corp.  1,400                                                     56
      Tiffany & Co.  250                                                      12
      TJX Cos., Inc.  800                                                     17
    o Toys `R' Us, Inc.  300                                                   4
  (7) Wal-Mart Stores, Inc.  6,700                                           395
      Walgreen Co.  1,600                                                     56
      Winn-Dixie Stores, Inc.  300                                             2
                                                                    ------------
                                                                           1,111
      STEEL 0.0%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  146                                        1
      Nucor Corp.  100                                                         6
      United States Steel Corp.  100                                           2
      Worthington Industries, Inc.  100                                        1
                                                                    ------------
                                                                              10
      TELEPHONE 0.2%
      --------------------------------------------------------------------------
      Alltel Corp.  500                                                       24
      AT&T Corp.  1,181                                                       22
    o AT&T Wireless Services, Inc.  4,265                                     31
    o Avaya, Inc.  418                                                         5
      BellSouth Corp.  2,900                                                  76
      CenturyTel, Inc.  250                                                    9
    o Citizens Communications Co.  410                                         5
    o Nextel Communications, Inc.,
      Class A  1,500                                                          36
    o Qwest Communications International,
      Inc.  2,524                                                              9
      SBC Communications, Inc.  5,175                                        124
      Sprint Corp. (FON Group)  1,300                                         21
    o Sprint Corp. (PCS Group)  1,400                                          6
      Verizon Communications, Inc.  4,188                                    141
                                                                    ------------
                                                                             509
      TOBACCO 0.1%
      --------------------------------------------------------------------------
      Altria Group, Inc.  3,100                                              144
      R.J. Reynolds Tobacco Holdings, Inc.  100                                5
      UST, Inc.  300                                                          10
                                                                    ------------
                                                                             159


50 See financial notes.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TRAVEL & RECREATION 0.0%
      --------------------------------------------------------------------------
      Brunswick Corp.  100                                                     3
      Carnival Corp.  1,000                                                   35
      Harrah's Entertainment, Inc.  200                                        9
      Hilton Hotels Corp.  600                                                10
      Marriott International, Inc., Class A  400                              17
      Starwood Hotels & Resorts Worldwide,
      Inc.  300                                                               10
                                                                    ------------
                                                                              84
      TRUCKING & FREIGHT 0.0%
      --------------------------------------------------------------------------
      Paccar, Inc.  200                                                       16
      Ryder Systems, Inc.  100                                                 3
                                                                    ------------
                                                                              19
      UTILITIES: ELECTRIC & GAS 0.1%
      --------------------------------------------------------------------------
    o The AES Corp.  800                                                       7
    o Allegheny Energy, Inc.  170                                              2
      Ameren Corp.  200                                                        9
      American Electric Power Co., Inc.  580                                  16
    o Calpine Corp.  400                                                       2
      Centerpoint Energy, Inc.  474                                            5
      Cinergy Corp.  300                                                      11
    o CMS Energy Corp.  200                                                    2
      Consolidated Edison, Inc.  300                                          12
      Constellation Energy Group, Inc.  200                                    7
      Dominion Resources, Inc.  515                                           32
      DTE Energy Co.  200                                                      7
      Duke Energy Corp.  1,408                                                26
    o Dynegy, Inc., Class A   500                                              2
    o Edison International  500                                               10
      El Paso Corp.  769                                                       6
      Entergy Corp.  350                                                      19
      Exelon Corp.  512                                                       32
      FirstEnergy Corp.  533                                                  18
      FPL Group, Inc.  300                                                    19
      KeySpan Corp.  200                                                       7
      Kinder Morgan, Inc.  176                                                 9
      Nicor, Inc.  100                                                         3
      NiSource, Inc.  376                                                      8
    o PG&E Corp.  600                                                         15
      Pinnacle West Capital Corp.  100                                         4
      PPL Corp.  300                                                          12
      Progress Energy, Inc.  354                                              15
      Public Service Enterprise Group, Inc.  300                              12
      Sempra Energy  297                                                       8
      The Southern Co.  1,100                                                 33
      TECO Energy, Inc.  200                                                   3
      TXU Corp.  400                                                           9
      Williams Cos., Inc.  700                                                 7
      Xcel Energy, Inc.  510                                                   8
                                                                    ------------
                                                                             397
      OTHER INVESTMENT COMPANIES
      90.3% of net assets
 /(4) Schwab International Index Fund(R),
      Select Shares(R)  2,285,605                                         29,142
 /(2) Schwab S&P 500 Fund,
      Select Shares  2,650,069                                            43,488
 /(3) Schwab Small-Cap Index Fund(R),
      Select Shares  1,621,064                                            29,584
 /(1) Schwab Total Bond
      Market Fund(TM)  15,308,841                                        158,293
                                                                    ------------
                                                                         260,507
      SHORT-TERM INVESTMENTS
      4.5% of net assets
    / Schwab Value Advantage
      Money Fund(R), Investor
      Shares 12,984,216                                                   12,984

      SECURITY                                        FACE VALUE
         RATE, MATURITY DATE                         ($ x 1,000)

      Brown Brothers Harriman,
      Grand Cayman Time Deposit
         0.50%, 11/01/03                                      54              54
                                                                    ------------
                                                                          13,038

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 51

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $288,465 a
Receivables:
   Fund shares sold                                                         149
   Dividends                                                                 38
   Investments sold                                                         151
Prepaid expenses                                                    +        13
                                                                    ------------
TOTAL ASSETS                                                            288,816

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     155
   Investment adviser and administrator fees                                  3
   Transfer agent and shareholder service fees                                4
Accrued expenses                                                    +        52
                                                                    ------------
TOTAL LIABILITIES                                                           214

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            288,816
TOTAL LIABILITIES                                                  -        214
                                                                    ------------
NET ASSETS                                                             $288,602

NET ASSETS BY SOURCE
Capital received from investors                                         277,228
Net investment income not yet distributed                                   503
Net realized capital losses                                              (6,499)
Net unrealized capital gains                                             17,370

NET ASSET VALUE (NAV)

                          SHARES
NET ASSETS     /     OUTSTANDING     =        NAV
  $288,602                23,031           $12.53

Unless stated, all numbers x 1,000.

a The fund paid $271,095 for these securities. Not counting short-term obligations and government securities, the fund paid $43,037 for securities during the report period and received $44,044 from securities it sold or that matured.

  Percent of fund shares of other Schwab funds owned as of the end of the report period:

  SCHWAB EQUITY INDEX FUNDS
  S&P 500 Fund                              0.6%
  Small-Cap Index Fund(R)                   1.8%
  International Index Fund(R)               2.6%

  SCHWAB BOND FUNDS
  Total Bond Market Fund(TM)               15.1%

  SCHWAB MONEY FUNDS
  Value Advantage
    Money Fund(R)                 Less than 0.1%

FEDERAL TAX DATA
------------------------------------------------
PORTFOLIO COST                         $272,787

NET UNREALIZED GAINS AND LOSSES:
Gains                                    20,564
Losses                               +   (4,886)
                                     -----------
                                        $15,678

UNDISTRIBUTED EARNINGS:
Ordinary income                            $503
Long-term capital gains                     $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                    Loss amount
   2010                                    $892
   2011                              +    3,915
                                     -----------
                                         $4,807


52 See financial notes.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $8,023
Interest                                                            +         3
                                                                    ------------
TOTAL INVESTMENT INCOME                                                   8,026

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (3,087)
Net realized gains received from underlying funds                   +       425
                                                                    ------------
NET REALIZED LOSSES                                                      (2,662)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      29,372

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 1,200 a
Transfer agent and shareholder service fees                                 682 b
Trustees' fees                                                                7 c
Custodian fees                                                               31
Portfolio accounting fees                                                    40
Professional fees                                                            34
Registration fees                                                            20
Shareholder reports                                                          25
Other expenses                                                      +         7
                                                                    ------------
Total expenses                                                            2,046
Expense reduction                                                   -       682 d
                                                                    ------------
NET EXPENSES                                                              1,364

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   8,026
NET EXPENSES                                                        -     1,364
                                                                    ------------
NET INVESTMENT INCOME                                                     6,662
NET REALIZED LOSSES                                                      (2,662) e
NET UNREALIZED GAINS                                                +    29,372 e
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $33,372

Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.44% of the first
  $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 0.50% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $26,710.


                                                         See financial notes. 53

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                            11/1/02-10/31/03    11/1/01-10/31/02
Net investment income                                $6,662              $7,614
Net realized losses                                  (2,662)             (1,948)
Net unrealized gains or losses             +         29,372             (15,307)
                                           -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                      33,372              (9,641)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  6,687               7,675 a
Distributions from net realized gains      +             --               1,042
                                           -------------------------------------
TOTAL DISTRIBUTIONS PAID                             $6,687              $8,717 b

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                   11/1/02-10/31/03          11/1/01-10/31/02
                                 SHARES          VALUE     SHARES          VALUE
Shares sold                       4,632        $54,499     10,860       $128,363
Shares reinvested                   548          6,370        710          8,460
Shares redeemed                + (5,315)       (62,339)    (5,685)       (66,334)
                               -------------------------------------------------
NET TRANSACTIONS IN
FUND SHARES                        (135)       ($1,470)     5,885        $70,489

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     11/1/02-10/31/03          11/1/01-10/31/02
                                 SHARES     NET ASSETS     SHARES     NET ASSETS
Beginning of period              23,166       $263,387     17,281       $211,256
Total increase
or decrease                    +   (135)        25,215      5,885         52,131 c
                               -------------------------------------------------
END OF PERIOD                    23,031       $288,602     23,166       $263,387 d

Unless stated, all numbers are x 1,000.

a UNAUDITED
  For corporations, 5% of the fund's dividends for the current report period qualify for the dividends-received deduction.

  The fund also designates $193 of the distribution paid from net investment income during the current fiscal year as qualified dividends for the purpose of the maximum rate under Section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2004 of the amounts for use in preparing their 2003 income tax returns.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD:
  Ordinary Income                $6,687
  Long-term capital gains           $--

  PRIOR PERIOD:
  Ordinary Income                $7,675
  Long-term capital gains        $1,042

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $503 and $528 at the end of the current period and prior period, respectively.


                                                        54  See financial notes.

SCHWAB MARKETTRACK PORTFOLIOS(R)


FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value
(NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year, except for the Conservative Portfolio, which makes income distributions quarterly.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST organized May 7, 1993
  Schwab S&P 500 Fund
  Schwab Small-Cap Index Fund(R)
  Schwab Total Stock Market Index Fund(R)
  Schwab International Index Fund(R)
  Schwab MarketTrack All Equity Portfolio(TM)
  Schwab MarketTrack Growth Portfolio(TM)
  Schwab MarketTrack Balanced Portfolio(TM)
  Schwab MarketTrack Conservative Portfolio(TM)
  Schwab U.S. MarketMasters Fund(TM)
  Schwab Balanced MarketMasters Fund(TM)
  Schwab Small-Cap MarketMasters Fund(TM)
  Schwab International MarketMasters Fund(TM)
  Schwab Core Equity Fund(TM)
  Schwab Dividend Equity Fund(TM)
  Schwab Small-Cap Equity Fund(TM)
  Schwab Hedged Equity Fund(TM)
  Communications Focus Fund(TM)
  Financial Services Focus Fund(TM)
  Health Care Focus Fund(TM)
  Technology Focus Fund(TM)
  Institutional Select S&P 500 Fund(TM)
  Institutional Select Large-Cap Value Index
    Fund(TM)
  Institutional Select Small-Cap Value Index
    Fund(TM)

SCHWAB MARKETTRACK PORTFOLIOS(R)


The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index.

Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. The percentages of fund shares of other related funds owned are shown in each fund's Statement of Assets and Liabilities.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/ OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                        AMOUNT                         WEIGHTED
                                      OUTSTANDING       AVERAGE         AVERAGE
                                      AT 10/31/03      BORROWING*      INTEREST
FUND                                  ($ x 1,000)     ($ x 1,000)      RATE* (%)
--------------------------------------------------------------------------------
MARKETTRACK
GROWTH PORTFOLIO(TM)                      --              206            1.65
--------------------------------------------------------------------------------
MARKETTRACK
BALANCED PORTFOLIO(TM)                    39              341            1.71
--------------------------------------------------------------------------------
MARKETTRACK
CONSERVATIVE PORTFOLIO(TM)                --               98            1.56
--------------------------------------------------------------------------------

* Based on the number of days for which the borrowing is outstanding.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it

SCHWAB MARKETTRACK PORTFOLIOS(R)


is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on washsales.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- UNDERLYING FUNDS: Valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act for a given day.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

SCHWAB MARKETTRACK PORTFOLIOS(R)


THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab MarketTrack All Equity Portfolio(TM)
Schwab MarketTrack Growth Portfolio(TM)
Schwab MarketTrack Balanced Portfolio(TM)
Schwab MarketTrack Conservative Portfolio(TM)

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (four of the portfolios constituting Schwab Capital Trust)(hereafter collectively referred to as the "funds") at October 31, 2003, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 12, 2003

SCHWAB MARKETTRACK PORTFOLIOS(R)

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds (of which there were 49 as of 10/31/03) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                        TRUST POSITION(S);
NAME AND BIRTHDATE      TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2     Chair, Trustee:                Chair, Director, The Charles Schwab Corp.; CEO, Director, Schwab Holdings,
7/29/37                 Family of Funds, 1989;         Inc.; Chair, Director, Charles Schwab & Co., Inc.; Charles Schwab Investment
                        Investments, 1991;             Management, Inc.; Chair, Charles Schwab Holdings, Inc. I, Schwab
                        Capital Trust, 1993;           International Holdings, Inc.; Director, U.S. Trust Corp., United States Trust
                        Annuity Portfolios, 1994.      Co. of New York, The Gap, Inc. (clothing retailer), Siebel Systems
                                                       (software); Trustee, Stanford University. Until 6/03: Director, Xsign, Inc.
                                                       (electronic payment systems). Until 5/03: Co-Chair, The Charles Schwab
                                                       Corporation. Until 5/02: Director, Vodafone AirTouch PLC (telecom). Until
                                                       3/02: Director, Audiobase, Inc. (Internet audio solutions). Until 7/01:
                                                       Director, The Charles Schwab Trust Company. Until 1/99: Director, Schwab
                                                       Retirement Plan Services, Inc., Mayer & Schweitzer, Inc. (securities brokerage subsidiary of The Charles Schwab Corp.), Performance Technologies,
                                                       Inc. (technology), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB MARKETTRACK PORTFOLIOS(R)

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE      TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1        Trustee: 2003                  Vice Chair, EVP, The Charles Schwab Corp.; Until 10/01: CIO, The Charles
3/21/54                 (all trusts).                  Schwab Corporation. Until 1999: EVP, The Charles Schwab Corporation.
                                                       Director, Wal-Mart Stores, eBay, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1      Trustee: 2002                  EVP, Asset Management Products and Services, Charles Schwab & Co., Inc. Until
2/22/55                 (all trusts).                  9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE      TRUST OFFICE(S) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK         President, CEO                 President, CEO, Charles Schwab Investment Management, Inc; EVP, Charles
7/25/54                 (all trusts).                  Schwab & Co., Inc.; Director, Charles Schwab Worldwide Funds PLC, Charles
                                                       Schwab Asset Management (Ireland) Ltd. Until 9/02: President, CIO, American
                                                       Century Investment Management; Director, American Century Cos., Inc. Until
                                                       6/01: CIO, Fixed Income, American Century Cos., Inc. Until 1997: SVP,
                                                       Director, Fixed Income and Quantitative Equity Portfolio Management,
                                                       Twentieth Century Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG           Treasurer, Principal           SVP, CFO, Charles Schwab Investment Management, Inc.; VP, The Charles Schwab
3/7/51                  Financial Officer              Trust Co.; Director, Charles Schwab Asset Management (Ireland) Ltd., Charles
                        (all trusts).                  Schwab Worldwide Funds PLC.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD         SVP, Chief Investment          SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                  Officer                        Management, Inc.; CIO, The Charles Schwab Trust Co.
                        (all trusts).
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON          Secretary                      SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab Investment
3/13/61                 (all trusts).                  Management, Inc. Until 6/98: Branch Chief in Enforcement, U.S. Securities and
                                                       Exchange Commission, San Francisco.
------------------------------------------------------------------------------------------------------------------------------------

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB MARKETTRACK PORTFOLIOS(R)

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE      TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER      2000 (all trusts).             Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, Director,
8/13/60                                                America First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                       (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                       (research), PMI Group, Inc. (mortgage insurance), Lucile Packard Children's
                                                       Hospital. 2001: Special Advisor to the President, Stanford University. Until
                                                       2002: Director, LookSmart, Ltd. (Internet infrastructure). Until 2001: VP,
                                                       Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD       Family of Funds, 1989;         CEO, Dorward & Associates (management, marketing and communications
9/23/31                 Investments, 1991;             consulting). Until 1999: EVP, Managing Director, Grey Advertising.
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER       2000 (all trusts).             Co-CEO, Aphton Corp. (bio-pharmaceuticals). Director, Non-Executive Chairman,
11/22/41                                               Solectron Corp. (manufacturing), Airlease Ltd. (aircraft leasing), Mission
                                                       West Properties (commercial real estate), Networks (telecommunications);
                                                       Public Governor, Member, executive executive committee, Pacific Stock &
                                                       Options Exchange. Director, Digital Microwave Corp. (network equipment).
                                                       Until 1998: Dean, School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES        Family of Funds, 1989;         Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                 Investments, 1991;             services and investment advice).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH         2000 (all trusts).             Chair, CEO, Founder, Smith Graham & Co. (investment advisors); Director,
9/28/50                                                Pennzoil-Quaker State Co. (oil and gas), Rorento N.V. (investments --
                                                       Netherlands), Cooper Industries (electrical products); Member, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS      Family of Funds, 1989;         Managing Partner, D.R. Stephens & Co. (investments). Until 1996: Chair, CEO,
6/28/38                 Investments, 1991;             North American Trust (real estate investments).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY       Family of Funds, 1989;         Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                 Investments, 1991;             investments).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.

SCHWAB MARKETTRACK PORTFOLIOS(R)

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies.

Actively managed funds include multi-manager stock funds, a fund that uses long-short strategies, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2003 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13813-06

INSTITUTIONAL SELECT(R) FUNDS

      ANNUAL REPORT
      October 31, 2003

      Institutional Select(R)
      S&P 500 Fund

      Institutional Select(R)
      Large-Cap Value Index Fund

      Institutional Select(R)
      Small-Cap Value Index Fund



                                                           [CHARLES SCHWAB LOGO]

Three funds designed to capture the performance of specific segments of the U.S. stock market.

   IN THIS REPORT

      Management's Discussion ..............................................   2
         The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

         Performance at a Glance ..............  5

      Institutional Select(R) S&P 500 Fund
         Ticker Symbol: ISLCX

         The fund seeks high total return by tracking the performance of the S&P 500(R) Index. 1

         Performance and Fund Facts ...........  7
         Financial Statements ................. 13

      Institutional Select(R) Large-Cap Value Index Fund
         Ticker Symbol: ISLVX

         The fund seeks high total return by tracking the performance of the S&P 500/Barra Value Index. 1

         Performance and Fund Facts ...........  9
         Financial Statements ................. 25

      Institutional Select(R) Small-Cap Value Index Fund
         Ticker Symbol: ISSVX

         The fund seeks high total return by tracking the performance of the S&P Small Cap 600/Barra Value Index. 1

         Performance and Fund Facts ........... 11
         Financial Statements ................. 36

      Financial Notes ......................................................  47

      Fund Trustees ........................................................  52

      Glossary .............................................................  55




      Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

    1 Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500(R),
      500(R), S&P 500/Barra Value Index and S&P Small Cap 600/Barra Value Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

[PHOTO OF CHARLES R. SCHWAB]

CHARLES R. SCHWAB, Chairman

FROM THE CHAIRMAN

In the past few months, the mutual fund industry has been rocked by the discovery of improper practices and arrangements. Investors large and small have seen their confidence shaken, and understandably so.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. Many firms, including our own, have begun thorough investigations of their broker processes and procedures. We are continuing to scrutinize such transactions and arrangements, and are working closely with regulatory authorities. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds(R).

I fully believe that even a small number of irregularities is unacceptable. We have spent nearly 30 years building an ethical firm, and our business is founded on a commitment to doing what's right for investors. That commitment leaves no room for any failures to follow company policies or industry regulations.

Given the importance of mutual funds to American investors, I can understand why investors find the recent news to be disturbing. At the same time, I would caution investors not to overreact. Before taking any action, investors should consider implications to their portfolio, tax situation and long-term financial goals.

Ultimately, mutual funds still offer all the features that have made them so popular--diversification, liquidity, convenience, low investment minimums, and professional management. For individual investors especially, mutual funds continue to be one of the most cost-effective investment vehicles available. To date, millions of Americans have relied on mutual funds as an important way to invest for retirement, their children's education, and other financial goals. We see no reason why mutual funds cannot continue to do the same for millions more Americans in the years to come.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION for the year ended October 31, 2003

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August of 2002, bringing with him 24 years of experience in the asset management industry.

Dear SchwabFunds(R) Shareholders:

By now, many of you have read the significant media coverage regarding the mutual fund industry. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. CSIM, which is a separate Charles Schwab subsidiary, has been conducting its own review of the SchwabFunds policies and procedures regarding market timing and late trading. We have examined over two years of activity by CSIM personnel and have not found the types of improper market timing or late trading arrangements that you have been reading about. Our research is still ongoing, so some of these facts may change. Here are our key findings to date:

- THE INTEGRITY OF OUR STAFF: We have not found any indication that any CSIM employees, including portfolio managers and senior managers, have engaged in improper or inappropriate trading for their own account.

- MARKET TIMING & LATE TRADING: We have not found any special arrangements with any shareholders to permit market timing or trading of SchwabFunds after market close.

- HEDGE FUNDS: We have not found any special arrangements with hedge funds or other private investment vehicles that would permit them to trade in a way that was inconsistent with a fund's policies and procedures.

As part of the recent mutual fund investigations, requests for information were sent by the SEC to about 90 of the largest mutual fund companies. As the nation's 11th largest fund family with over $140 billion under management, SchwabFunds also received a request from the SEC. We take these requests very seriously and are working closely with the regulators on this matter.

Charles Schwab founded his firm 30 years ago with a vision to create the most useful and ethical financial services firm in the world. We live by that philosophy every day and nothing means more to our business than the trust of our shareholders.

Your investment in SchwabFunds is an indication of the trust you place in us. As the managers of your money, we have a special obligation to live up to that trust. I want to thank you for investing with us, and want to assure you that we strive relentlessly to operate our business with the highest ethical standards and an unwavering commitment to serve you, our SchwabFunds shareholders.

Sincerely,

/s/ Randall W. Merk


2 Institutional Select(R) Funds

[PHOTO OF GERI HOM]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the funds. Prior to joining the firm in 1995, she worked for nearly 15 years in equity management.

[PHOTO OF LARRY MANO]

LARRY MANO, a director and a portfolio manager, is responsible for the day-to-day management of the Large-Cap and Small-Cap funds. Prior to joining the firm in 1998, he worked for 20 years in equity management.

THE ECONOMY AND THE MARKET

THE ECONOMY CONTINUED TO GATHER STRENGTH DURING THE REPORT PERIOD, BUT IMPROVEMENT REMAINED SLUGGISH AND UNEVEN. Although numerous factors had been indicating that the U.S. economy was in recovery when the report period began, many remained concerned about the slow pace of improvement, in particular the absence of job growth. However, the government reported an 8.2% increase in GDP for the third quarter of 2003, job growth for October 2003 was the largest since January 2003, and merger activity picked up--indications that the economy may have gained real strength during the report period.

GOVERNMENT POLICIES WERE STRONGLY AIMED AT STIMULATING THE ECONOMY.

The Federal Reserve (the Fed) cut short-term interest rates twice during the period--0.50% in November 2002 and 0.25% in June 2003--bringing the Fed funds target rate to a 45-year low of 1.00%. On the fiscal side, stimulus measures included tax cuts.

Consumer spending held up strongly throughout the economic downturn, bolstered in part by unprecedented activity in mortgage refinancing (as individuals took advantage of the opportunity to refinance at historically low rates). During the period, we also saw business capital spending show signs of life after declining for the past few years.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

20.80% S&P 500(R) INDEX: measures U.S. large-cap stocks

43.37% RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

27.03% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.91%  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

[LINE GRAPH]

           Lehman Brothers                 Russell
            U.S. Aggregate  MSCI EAFE(R)   2000(R)    S&P 500(R)
              Bond Index       Index       Index        Index
31-Oct-02        0.00           0.00        0.00         0.00
 1-Nov-02       -0.18          -0.35        2.67         1.72
 8-Nov-02        0.59           0.98        1.50         1.07
15-Nov-02        0.25           1.69        3.40         2.83
22-Nov-02       -0.07           4.00        7.19         5.20
29-Nov-02       -0.03           4.54        8.92         5.89
 6-Dec-02        0.52           1.29        6.37         3.21
13-Dec-02        0.86          -0.52        4.07         0.67
20-Dec-02        1.42          -0.45        3.79         1.41
27-Dec-02        1.99          -0.85        3.12        -0.85
 3-Jan-03        1.36           2.96        4.80         2.93
10-Jan-03        1.18           3.07        6.46         5.13
17-Jan-03        1.83           2.26        4.25         2.23
24-Jan-03        2.20          -0.96        0.76        -2.34
31-Jan-03        2.13          -3.19        0.01        -2.95
 7-Feb-03        2.47          -4.39       -3.56        -5.84
14-Feb-03        2.45          -3.79       -3.60        -5.20
21-Feb-03        2.75          -3.22       -2.01        -3.66
28-Feb-03        3.54          -5.42       -3.01        -4.40
 7-Mar-03        3.83          -8.07       -4.69        -5.75
14-Mar-03        3.45          -7.78       -4.59        -5.20
21-Mar-03        2.18          -3.65        1.31         1.92
28-Mar-03        3.12          -5.36       -0.65        -1.73
 4-Apr-03        3.13          -4.01        0.61         0.04
11-Apr-03        3.15          -3.78        0.10        -1.11
18-Apr-03        3.40          -0.82        3.46         1.78
25-Apr-03        3.97          -1.11        4.77         2.38
 2-May-03        4.15           2.54        9.99         6.00
 9-May-03        5.05           4.64       11.59         6.42
16-May-03        5.84           6.77       11.94         7.74
23-May-03        6.21           6.25       12.96         6.49
30-May-03        6.26           7.98       19.10         9.98
 6-Jun-03        6.35          12.02       22.61        12.79
13-Jun-03        7.36          13.35       21.52        12.94
20-Jun-03        6.41          14.39       21.49        13.76
27-Jun-03        5.85          11.29       21.36        11.58
 4-Jul-03        5.69          12.74       23.44        12.69
11-Jul-03        5.85          12.64       28.17        14.17
18-Jul-03        4.74          10.95       25.74        13.63
25-Jul-03        4.06          13.99       26.87        14.25
 1-Aug-03        2.43          12.70       26.70        12.19
 8-Aug-03        3.59          12.44       22.90        11.92
15-Aug-03        2.56          15.65       27.79        13.51
22-Aug-03        2.95          16.17       31.49        13.81
29-Aug-03        3.16          16.01       34.75        15.56
 5-Sep-03        3.79          19.26       37.87        17.14
12-Sep-03        4.28          19.87       37.96        16.87
19-Sep-03        4.79          23.18       41.00        18.91
26-Sep-03        5.48          20.32       31.60        14.43
 3-Oct-03        4.78          24.97       38.95        18.25
10-Oct-03        4.75          27.25       40.81        19.25
17-Oct-03        4.23          27.96       41.18        19.42
24-Oct-03        5.08          25.40       37.41        18.24
31-Oct-03        4.91          27.03       43.37        20.80

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance is not an indication of future results. Data source: Charles Schwab & Co., Inc.


                                                 Institutional Select(R) Funds 3

      Even the worst-performing sector in each fund posted a positive return, with formerly hard-hit sectors such as information technology leading the rebound.

STOCK PRICES ROSE SIGNIFICANTLY OVER THE PERIOD, EVEN AS SKEPTICISM LINGERED ABOUT THE QUALITY OF THE RALLY. After more than two years of generally negative performance, U.S. equity markets reached an apparent bottom during the report period, then rose strongly, ending the period with significant gains. During the report period, the Nasdaq Composite Index rose 46%, while the S&P 500(R) Index rose nearly 21%.

One striking feature of the overall U.S. stock market during the report period is that stocks with more speculative characteristics tended to perform better than stocks with more demonstrable quality. For example, companies with low earnings or dividends generally outperformed companies with higher earnings or dividends. This held true for other measures of quality as well, such as debt to equity: those with higher levels of debt performed better than companies with lower levels of debt. Consistent with this trend, small-cap stocks (which tend to be more speculative) performed well during the period, and microcap stocks performed even better. Large-cap stocks lagged both groups, but still performed well.

Many market observers have asked why lower quality securities outperformed higher quality and whether it could continue. There are many possible answers, but we believe the more important point is that in the long run, quality has been shown to be a superior indicator of performance.

DESPITE THE DIVIDEND TAX CUT, DIVIDEND STOCKS UNDERPERFORMED THE OVERALL MARKET DURING THE PERIOD. Congress passed the tax cut during the period as part of the government's economic stimulus efforts. The cut reduced the double taxation of corporate dividends, thus lowering the cost of capital and encouraging investment. Since companies that pay dividends are generally more established and less speculative, we see the underperformance of these stocks as being part of the larger market trend mentioned earlier.


4 Institutional Select(R) Funds

PERFORMANCE AT A GLANCE
Total return for the 12 months ended 10/31/03

INSTITUTIONAL SELECT(R)
S&P 500 FUND ........................   20.65%
Benchmark ...........................   20.80%

Performance Details .................   page 7

INSTITUTIONAL SELECT(R)LARGE-CAP
VALUE INDEX FUND ....................   24.40%
Benchmark ...........................   24.82%

Performance Details .................   page 9

INSTITUTIONAL SELECT(R)SMALL-CAP
VALUE INDEX FUND ....................   33.52%
Benchmark ...........................   34.25%

Performance Details .................  page 11

THE FUNDS

All of the funds in this report posted double-digit total returns for the report period. October 2003, the last month of the period, was an especially strong month for the broad U.S. stock market and marked the seventh positive month of the last eight.

Signs of strength abounded, especially toward the end of the period. The S&P 500 Index closed above 1050 for the first time since May of 2002. Third-quarter earnings were 5% above consensus estimates for the 79% of the companies in the index that had reported their third-quarter earnings by the time this report was written.

Telecom services, the weakest sector in the S&P 500, was up 3%. Information technology, which had been especially hard-hit in recent years, led all sectors in the S&P 500 during the period with a notable 41% total return.

The INSTITUTIONAL SELECT S&P 500 FUND ended the report period up more than 20%. The fund met its goal of closely tracking its benchmark index. The fund was able to operate tax-efficiently, making no capital gains distribution for 2002.

Both the INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND and INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND benefited from the fact that the S&P 500/Barra Value Index and the S&P SmallCap 600/Barra Value Index outperformed the S&P 500 and S&P 600 indices, respectively. The difference was especially pronounced among large-caps (the growth portion of the S&P 500 was up 17% and the value portion up 25%). The small-cap fund also benefited from the fact that small-caps outperformed mid-

           ---------------------------------------------------------

Past performance does not indicate future results.

Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Each fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. For more current performance information visit www.schwab.com or call 1-800-435-4000. Small company stocks are subject to greater volatility than other asset categories.


                                                 Institutional Select(R) Funds 5

      Factors that have been linked to superior long-term stock performance were not the factors that investors appeared to value most during the period.

and large-caps during the period. Even the worst-performing small-cap sector, communications, had a double-digit return (about 14%), while technology rose a remarkable 70%. Historically, October has been a bad month for small-cap stocks. However, October 2003 saw small-caps gain 8% (as measured by the Schwab Small-Cap Index). Investors should note that the gains in small-caps were accompanied by high volatility: small-cap stock prices moved more than 1% a day on over 80% of the trading days during the period.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed subsequent to the report date.


6 Institutional Select(R) Funds

INSTITUTIONAL SELECT(R) S&P 500 FUND

PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                  Benchmark:     Fund Category:
                                                  S&P 500(R)       MORNINGSTAR
                                      FUND          INDEX        LARGE-CAP BLEND
1 YEAR                               20.65%         20.80%           19.40%
3 YEARS                              -8.42%         -8.34%           -8.47%
SINCE INCEPTION: 2/1/99              -2.81%         -2.68%           -2.33%

                                             1 YEAR                 3 YEARS             SINCE INCEPTION
                                             ------                 -------             ---------------
                                            Fund Category:         Fund Category:          Fund Category:
                                             MORNINGSTAR             MORNINGSTAR            MORNINGSTAR
TOTAL RETURNS AFTER TAX              FUND  LARGE-CAP BLEND   FUND  LARGE-CAP BLEND   FUND  LARGE-CAP BLEND
----------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)  19.85%      17.07%      -8.91%     -9.59%       -3.22%      n/a
----------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold) 13.27%      10.62%      -6.84%     -7.09%       -2.41%      n/a
----------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund compared with a similar investment in its benchmark.

[LINE GRAPH]

$8,732 FUND
$8,789 S&P 500 INDEX

                     Fund         S&P 500 Index
 1-Feb-99          $10,000            $10,000
28-Feb-99           $9,680             $9,689
31-Mar-99          $10,070            $10,077
30-Apr-99          $10,460            $10,467
31-May-99          $10,200            $10,220
30-Jun-99          $10,770            $10,787
31-Jul-99          $10,440            $10,450
31-Aug-99          $10,380            $10,398
30-Sep-99          $10,100            $10,113
31-Oct-99          $10,740            $10,753
30-Nov-99          $10,950            $10,972
31-Dec-99          $11,602            $11,618
31-Jan-00          $11,016            $11,035
29-Feb-00          $10,804            $10,826
31-Mar-00          $11,864            $11,885
30-Apr-00          $11,501            $11,527
31-May-00          $11,259            $11,291
30-Jun-00          $11,541            $11,569
31-Jul-00          $11,360            $11,389
31-Aug-00          $12,066            $12,096
30-Sep-00          $11,420            $11,458
31-Oct-00          $11,370            $11,410
30-Nov-00          $10,481            $10,510
31-Dec-00          $10,534            $10,562
31-Jan-01          $10,901            $10,937
28-Feb-01           $9,911             $9,939
31-Mar-01           $9,278             $9,309
30-Apr-01          $10,003            $10,033
31-May-01          $10,064            $10,100
30-Jun-01           $9,819             $9,854
31-Jul-01           $9,717             $9,758
31-Aug-01           $9,115             $9,147
30-Sep-01           $8,380             $8,408
31-Oct-01           $8,533             $8,569
30-Nov-01           $9,187             $9,226
31-Dec-01           $9,264             $9,307
31-Jan-02           $9,130             $9,171
28-Feb-02           $8,954             $8,994
31-Mar-02           $9,295             $9,332
30-Apr-02           $8,726             $8,767
31-May-02           $8,664             $8,702
30-Jun-02           $8,044             $8,082
31-Jul-02           $7,424             $7,453
31-Aug-02           $7,465             $7,501
30-Sep-02           $6,659             $6,686
31-Oct-02           $7,238             $7,274
30-Nov-02           $7,672             $7,702
31-Dec-02           $7,217             $7,250
31-Jan-03           $7,028             $7,060
28-Feb-03           $6,922             $6,954
31-Mar-03           $6,986             $7,022
30-Apr-03           $7,564             $7,601
31-May-03           $7,953             $8,001
30-Jun-03           $8,059             $8,104
31-Jul-03           $8,195             $8,246
31-Aug-03           $8,353             $8,407
30-Sep-03           $8,269             $8,318
31-Oct-03           $8,732             $8,789

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                 Institutional Select(R) Funds 7

INSTITUTIONAL SELECT(R) S&P 500 FUND

FUND FACTS as of 10/31/03

FUND CATEGORY 1

                       INVESTMENT STYLE
                 Value      Blend      Growth
MARKET CAP
 Large            / /        /X/        / /
 Medium           / /        / /        / /
 Small            / /        / /        / /

STATISTICS

NUMBER OF HOLDINGS                                                         501
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                              $86,757
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 22.3
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     3.2
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     4%

TOP HOLDINGS 2


SECURITY                                                         % OF NET ASSETS
--------------------------------------------------------------------------------
(1)  GENERAL ELECTRIC CO.                                               3.0%
--------------------------------------------------------------------------------
(2)  MICROSOFT CORP.                                                    2.9%
--------------------------------------------------------------------------------
(3)  WAL-MART STORES, INC.                                              2.6%
--------------------------------------------------------------------------------
(4)  PFIZER, INC.                                                       2.5%
--------------------------------------------------------------------------------
(5)  CITIGROUP, INC.                                                    2.5%
--------------------------------------------------------------------------------
(6)  EXXON MOBIL CORP.                                                  2.5%
--------------------------------------------------------------------------------
(7)  INTEL CORP.                                                        2.2%
--------------------------------------------------------------------------------
(8)  AMERICAN INTERNATIONAL GROUP, INC.                                 1.6%
--------------------------------------------------------------------------------
(9)  INTERNATIONAL BUSINESS MACHINES CORP.                              1.6%
--------------------------------------------------------------------------------
(10) JOHNSON & JOHNSON                                                  1.5%
--------------------------------------------------------------------------------
     TOTAL                                                             22.9%

SECTOR WEIGHTINGS % OF PORTFOLIO

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

31.8% CONSUMER NON-DURABLES
21.2% FINANCE
20.4% TECHNOLOGY
 6.6% MATERIALS & SERVICES
 6.1% UTILITIES
 5.5% ENERGY
 5.2% CAPITAL GOODS
 1.7% TRANSPORTATION
 1.5% CONSUMER DURABLES

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


8 Institutional Select(R) Funds

INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

                                            Benchmark:            Fund Category:
                                          S&P 500/BARRA            MORNINGSTAR
                             FUND          VALUE INDEX           LARGE-CAP VALUE
1 YEAR                      24.40%            24.82%                 21.28%
3 YEARS                     -5.09%            -4.99%                 -2.11%
SINCE INCEPTION: 2/1/99     -0.01%             0.19%                  1.01%

                                            1 YEAR                      3 YEARS               SINCE INCEPTION
                                            ------                      -------               ---------------
                                               FUND CATEGORY:            FUND CATEGORY:    FUND CATEGORY:
                                                MORNINGSTAR               MORNINGSTAR       MORNINGSTAR
TOTAL RETURNS AFTER TAX               FUND    LARGE-CAP VALUE    FUND   LARGE-CAP VALUE   LARGE-CAP VALUE   FUND
----------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)   23.20%       18.61%        -6.41%      -3.58%            -1.07%         n/a
----------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)  15.63%       11.76%        -4.58%      -2.33%            -0.46%         n/a
----------------------------------------------------------------------------------------------------------------

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

[LINE GRAPH]

 $9,996 FUND
$10,075 S&P 500/BARRA VALUE INDEX

                  Fund      S&P 500/Barra Value Index
 1-Feb-99      $10,000                       $10,000
28-Feb-99       $9,780                        $9,785
31-Mar-99      $10,080                       $10,081
30-Apr-99      $10,930                       $10,950
31-May-99      $10,730                       $10,756
30-Jun-99      $11,140                       $11,169
31-Jul-99      $10,790                       $10,826
31-Aug-99      $10,520                       $10,553
30-Sep-99      $10,110                       $10,140
31-Oct-99      $10,680                       $10,712
30-Nov-99      $10,620                       $10,649
31-Dec-99      $11,008                       $11,049
31-Jan-00      $10,650                       $10,698
29-Feb-00       $9,996                       $10,030
31-Mar-00      $11,039                       $11,076
30-Apr-00      $10,957                       $11,001
31-May-00      $10,988                       $11,036
30-Jun-00      $10,548                       $10,600
31-Jul-00      $10,763                       $10,812
31-Aug-00      $11,489                       $11,537
30-Sep-00      $11,478                       $11,535
31-Oct-00      $11,693                       $11,751
30-Nov-00      $11,090                       $11,149
31-Dec-00      $11,662                       $11,723
31-Jan-01      $12,154                       $12,218
28-Feb-01      $11,342                       $11,408
31-Mar-01      $10,894                       $10,957
30-Apr-01      $11,630                       $11,700
31-May-01      $11,748                       $11,823
30-Jun-01      $11,363                       $11,440
31-Jul-01      $11,171                       $11,242
31-Aug-01      $10,520                       $10,592
30-Sep-01       $9,526                        $9,586
31-Oct-01       $9,526                        $9,586
30-Nov-01      $10,114                       $10,195
31-Dec-01      $10,275                       $10,350
31-Jan-02       $9,994                       $10,066
28-Feb-02       $9,904                        $9,976
31-Mar-02      $10,410                       $10,487
30-Apr-02       $9,893                        $9,962
31-May-02       $9,938                       $10,002
30-Jun-02       $9,319                        $9,370
31-Jul-02       $8,328                        $8,358
31-Aug-02       $8,373                        $8,414
30-Sep-02       $7,428                        $7,453
31-Oct-02       $8,036                        $8,072
30-Nov-02       $8,598                        $8,639
31-Dec-02       $8,149                        $8,190
31-Jan-03       $7,930                        $7,966
28-Feb-03       $7,711                        $7,749
31-Mar-03       $7,711                        $7,739
30-Apr-03       $8,461                        $8,504
31-May-03       $9,073                        $9,130
30-Jun-03       $9,131                        $9,197
31-Jul-03       $9,338                        $9,401
31-Aug-03       $9,535                        $9,604
30-Sep-03       $9,361                        $9,430
31-Oct-03       $9,996                       $10,075

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                 Institutional Select(R) Funds 9

INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

FUND FACTS as of 10/31/03

FUND CATEGORY 1

                               INVESTMENT STYLE
MARKET CAP          Value          Blend          Growth
 Large               /X/            / /            / /
 Medium              / /            / /            / /
 Small               / /            / /            / /

STATISTICS

NUMBER OF HOLDINGS                                                         344
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                              $58,250
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                19.1
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.2
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    24%
--------------------------------------------------------------------------------

TOP HOLDINGS 2

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  CITIGROUP, INC.                                                       5.6%
--------------------------------------------------------------------------------
(2)  EXXON MOBIL CORP.                                                     5.6%
--------------------------------------------------------------------------------
(3)  AMERICAN INTERNATIONAL GROUP, INC.                                    3.6%
--------------------------------------------------------------------------------
(4)  BANK OF AMERICA CORP.                                                 2.6%
--------------------------------------------------------------------------------
(5)  WELLS FARGO & CO.                                                     2.2%
--------------------------------------------------------------------------------
(6)  VERIZON COMMUNICATIONS, INC.                                          2.1%
--------------------------------------------------------------------------------
(7)  SBC COMMUNICATIONS, INC.                                              1.8%
--------------------------------------------------------------------------------
(8)  CHEVRONTEXACO CORP.                                                   1.8%
--------------------------------------------------------------------------------
(9)  COMCAST CORP., Class A                                                1.8%
--------------------------------------------------------------------------------
(10) J.P. MORGAN CHASE & CO.                                               1.7%
--------------------------------------------------------------------------------
     TOTAL                                                                28.8%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

36.6% FINANCE
15.9% CONSUMER NON-DURABLES
11.3% TECHNOLOGY
11.1% UTILITIES
10.2% ENERGY
 7.4% MATERIALS & SERVICES
 2.5% CAPITAL GOODS
 1.9% CONSUMER DURABLES
 1.7% TRANSPORTATION
 1.4% OTHER

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


10 Institutional Select(R) Funds

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

PERFORMANCE as of 10/31/03

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares pre-tax performance of the fund with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

                                           Benchmark:          Fund Category:
                                     S&P SMALLCAP 600/BARRA     MORNINGSTAR
                            FUND           VALUE INDEX         SMALL-CAP VALUE
1 YEAR                     33.52%           34.25%                37.60%
3 YEARS                    10.36%           10.49%                13.78%
SINCE INCEPTION: 2/1/99    10.22%           10.32%                11.99%

                                               1 YEAR                    3 YEARS              SINCE INCEPTION
                                               ------                    -------              ---------------
                                               Fund Category:           Fund Category:           Fund Category:
                                                 MORNINGSTAR              MORNINGSTAR              MORNINGSTAR
TOTAL RETURNS AFTER TAX                 FUND   SMALL-CAP VALUE   FUND   SMALL-CAP VALUE   FUND   SMALL-CAP VALUE
----------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)     32.97%      35.02%        8.14%      12.13%        8.36%       n/a
----------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)    21.67%      22.15%        7.32%      10.41%        7.43%       n/a

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund compared with a similar investment in its benchmark.

[LINE GRAPH]

$15,876 FUND
$15,947 S&P SMALLCAP 600/BARRA VALUE INDEX

                                              S&P Small Cap
                       Fund           600/Barra Value Index
 1-Feb-99           $10,000                         $10,000
28-Feb-99            $9,170                          $9,186
31-Mar-99            $9,130                          $9,150
30-Apr-99            $9,920                          $9,947
31-May-99           $10,310                         $10,345
30-Jun-99           $10,930                         $10,973
31-Jul-99           $10,760                         $10,802
31-Aug-99           $10,310                         $10,349
30-Sep-99           $10,120                         $10,159
31-Oct-99            $9,890                          $9,924
30-Nov-99           $10,120                         $10,147
31-Dec-99           $10,411                         $10,425
31-Jan-00            $9,886                          $9,891
29-Feb-00           $10,338                         $10,338
31-Mar-00           $10,716                         $10,720
30-Apr-00           $10,801                         $10,795
31-May-00           $10,611                         $10,619
30-Jun-00           $10,916                         $10,923
31-Jul-00           $11,127                         $11,139
31-Aug-00           $11,789                         $11,789
30-Sep-00           $11,747                         $11,765
31-Oct-00           $11,810                         $11,823
30-Nov-00           $11,021                         $11,042
31-Dec-00           $12,583                         $12,601
31-Jan-01           $13,572                         $13,599
28-Feb-01           $12,993                         $13,025
31-Mar-01           $12,458                         $12,484
30-Apr-01           $13,208                         $13,236
31-May-01           $13,549                         $13,573
30-Jun-01           $14,084                         $14,092
31-Jul-01           $13,936                         $13,959
31-Aug-01           $13,709                         $13,735
30-Sep-01           $11,754                         $11,769
31-Oct-01           $12,299                         $12,307
30-Nov-01           $13,265                         $13,292
31-Dec-01           $14,218                         $14,251
31-Jan-02           $14,469                         $14,518
28-Feb-02           $14,406                         $14,455
31-Mar-02           $15,658                         $15,712
30-Apr-02           $16,296                         $16,354
31-May-02           $15,683                         $15,734
30-Jun-02           $15,019                         $15,031
31-Jul-02           $12,604                         $12,587
31-Aug-02           $12,579                         $12,571
30-Sep-02           $11,665                         $11,645
31-Oct-02           $11,890                         $11,879
30-Nov-02           $12,504                         $12,521
31-Dec-02           $12,182                         $12,189
31-Jan-03           $11,676                         $11,686
28-Feb-03           $11,259                         $11,253
31-Mar-03           $11,221                         $11,218
30-Apr-03           $12,220                         $12,234
31-May-03           $13,333                         $13,374
30-Jun-03           $13,726                         $13,771
31-Jul-03           $14,383                         $14,445
31-Aug-03           $15,079                         $15,139
30-Sep-03           $14,573                         $14,643
31-Oct-03           $15,876                         $15,947

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unman-aged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/03 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                Institutional Select(R) Funds 11

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

FUND FACTS as of 10/31/03

FUND CATEGORY 1

                               INVESTMENT STYLE
MARKET CAP          Value          Blend          Growth
 Large               / /            / /            / /
 Medium              / /            / /            / /
 Small               /X/            / /            / /

STATISTICS

NUMBER OF HOLDINGS                                                         376
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                               $792
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                26.0
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     1.6
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    36%
--------------------------------------------------------------------------------

TOP HOLDINGS 2

                                                                      % OF
SECURITY                                                            NET ASSETS
--------------------------------------------------------------------------------
(1)  NEWFIELD EXPLORATION CO.                                           1.1%
--------------------------------------------------------------------------------
(2)  RAYMOND JAMES FINANCIAL, INC.                                      1.0%
--------------------------------------------------------------------------------
(3)  MDC HOLDINGS, INC.                                                 1.0%
--------------------------------------------------------------------------------
(4)  JEFFERIES GROUP, INC.                                              0.8%
--------------------------------------------------------------------------------
(5)  ANNTAYLOR STORES CORP.                                             0.8%
--------------------------------------------------------------------------------
(6)  STANDARD-PACIFIC CORP.                                             0.8%
--------------------------------------------------------------------------------
(7)  WHITNEY HOLDING CORP.                                              0.8%
--------------------------------------------------------------------------------
(8)  BRIGGS & STRATTON CORP.                                            0.7%
--------------------------------------------------------------------------------
(9)  CERNER CORP.                                                       0.7%
--------------------------------------------------------------------------------
(10) THE TIMKEN CO.                                                     0.7%
--------------------------------------------------------------------------------
     TOTAL                                                              8.4%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

19.6% MATERIALS & SERVICES
19.4% CONSUMER NON-DURABLES
16.7% FINANCE
15.6% TECHNOLOGY
 9.7% CAPITAL GOODS
 5.6% UTILITIES
 5.3% ENERGY
 5.1% CONSUMER DURABLES
 2.9% TRANSPORTATION
 0.1% OTHER

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


12 Institutional Select(R) Funds

INSTITUTIONAL SELECT(R) S&P 500 FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      11/1/02-    11/1/01-    11/1/00-    11/1/99-    2/1/99 1-
                                                      10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   7.00        8.36       11.26       10.74       10.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.12        0.12        0.12        0.11        0.07
   Net realized and unrealized gains or losses           1.30       (1.37)      (2.91)       0.52        0.67
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       1.42       (1.25)      (2.79)       0.63        0.74
Less distributions:
   Dividends from net investment income                 (0.12)      (0.11)      (0.11)      (0.09)         --
   Distributions from net realized gains                   --          --          --       (0.02)         --
                                                      ------------------------------------------------------------------------------
   Total distributions                                  (0.12)      (0.11)      (0.11)      (0.11)         --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                         8.30        7.00        8.36       11.26       10.74
                                                      ------------------------------------------------------------------------------
Total return (%)                                        20.65      (15.18)     (24.95)       5.86        7.40 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                0.15        0.15        0.15        0.15 3      0.13 4
   Gross operating expenses                              0.36        0.37        0.37        0.38        0.55 4
   Net investment income                                 1.65        1.38        1.14        1.06        1.37 4
Portfolio turnover rate                                     4          12          13           6           1 2
Net assets, end of period ($ x 1,000,000)                 272         203         261         382         238

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 0.16% if certain non-routine expenses (proxy fees) had been included.

4 Annualized.

                                                         See financial notes. 13

INSTITUTIONAL SELECT(R) S&P 500 FUND

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

 /  Issuer is related to the fund's adviser

                                                          COST      MARKET VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 99.9%    COMMON STOCK                                   298,729        271,155

  0.0%    U.S. TREASURY
          OBLIGATION                                          80             80
--------------------------------------------------------------------------------
 99.9%    TOTAL INVESTMENTS                              298,809        271,235

  0.1%    OTHER ASSETS AND
          LIABILITIES, NET                                                  274
--------------------------------------------------------------------------------
100.0%    TOTAL NET ASSETS                                              271,509

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK  99.9% of net assets

      AEROSPACE / DEFENSE  1.6%
      --------------------------------------------------------------------------
      The Boeing Co.  23,400                                                 901
      Crane Co.  1,500                                                        42
      General Dynamics Corp.  5,600                                          469
      Goodrich Corp.  3,200                                                   88
      Lockheed Martin Corp.  12,500                                          580
      Northrop Grumman Corp.  5,214                                          466
      Raytheon Co.  11,400                                                   302
      Rockwell Automation, Inc.  5,100                                       158
      Rockwell Collins, Inc.  4,700                                          129
      Textron, Inc.  3,700                                                   184
      United Technologies Corp.  13,000                                    1,101
                                                                           -----
                                                                           4,420
      AIR TRANSPORTATION  1.3%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  3,200                                            41
      FedEx Corp.  8,300                                                     629
      Sabre Holdings Corp.  3,918                                             86
      Southwest Airlines Co.  21,750                                         422
      United Parcel Service, Inc.,
      Class B  31,424                                                      2,278
                                                                           -----
                                                                           3,456
      ALCOHOLIC BEVERAGES  0.5%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  1,000                                        56
      Anheuser-Busch Cos., Inc.  23,300                                    1,148
      Brown-Forman Corp., Class B  1,604                                     135
                                                                           -----
                                                                           1,339
      APPAREL  0.3%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  3,600                                       124
      Liz Claiborne, Inc.  3,100                                             114
      Nike, Inc., Class B  7,500                                             479
      Reebok International Ltd.  1,500                                        59
      VF Corp.  3,200                                                        136
                                                                           -----
                                                                             912
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  1.1%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.  1,800                                         35
      Cummins, Inc.  1,200                                                    57
      Dana Corp.  3,800                                                       62
      Danaher Corp.  4,200                                                   348
      Delphi Corp.  15,349                                                   137
      Eaton Corp.  2,100                                                     210
      Ford Motor Co.  50,911                                                 617
      General Motors Corp.  15,475                                           660
      Genuine Parts Co.  4,800                                               153
    o Goodyear Tire & Rubber Co.  4,700                                       32
      Harley-Davidson, Inc.  8,600                                           408
    o Navistar International Corp.  2,100                                     85
      Visteon Corp.  3,669                                                    24
                                                                           -----
                                                                           2,828
      BANKS  7.7%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  9,600                                                227
      Bank of America Corp.  41,600                                        3,150
      The Bank of New York Co., Inc.  21,400                                 668
      Bank One Corp.  31,800                                               1,350
      BB&T Corp.  15,000                                                     580
      Comerica, Inc.  5,100                                                  263
      Fifth Third Bancorp  16,069                                            931
      First Tennessee National Corp.  3,600                                  163


14 See financial notes.

INSTITUTIONAL SELECT(R) S&P 500 FUND

PORTFOLIO HOLDINGS continued


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      FleetBoston Financial Corp.  29,433                                  1,189
      Huntington Bancshares, Inc.  6,283                                     136
      J.P. Morgan Chase & Co.  56,940                                      2,044
      KeyCorp, Inc.  11,500                                                  325
      Marshall & Ilsley Corp.  6,228                                         223
      Mellon Financial Corp.  12,000                                         358
      National City Corp.  16,900                                            552
      North Fork Bancorp., Inc.  4,500                                       175
      Northern Trust Corp.  6,000                                            279
      PNC Financial Services Group, Inc.  8,100                              434
      Regions Financial Corp.  6,000                                         221
      SouthTrust Corp.  9,300                                                296
      State Street Corp.  9,500                                              497
      SunTrust Banks, Inc.  8,000                                            537
      Synovus Financial Corp.  8,300                                         229
      U.S. Bancorp  53,707                                                 1,462
      Union Planters Corp.  5,650                                            188
      Wachovia Corp.  37,400                                               1,716
      Wells Fargo & Co.  47,113                                            2,653
      Zions Bancorp.  2,400                                                  147
                                                                          ------
                                                                          20,993
      BUSINESS MACHINES & SOFTWARE  9.6%
      --------------------------------------------------------------------------
      Adobe Systems, Inc.  6,700                                             294
    o Apple Computer, Inc.  10,100                                           231
      Autodesk, Inc.  3,000                                                   58
    o BMC Software, Inc.  6,200                                              108
    o Cisco Systems, Inc.  195,900                                         4,110
    o Compuware Corp.  10,500                                                 59
    o Comverse Technology, Inc.  4,900                                        88
    o Dell, Inc.  71,700                                                   2,590
    o EMC Corp.  61,124                                                      846
    o Gateway, Inc.  8,700                                                    44
      Hewlett-Packard Co.  85,001                                          1,896
  (9) International Business Machines Corp.  48,200                        4,313
    o Lexmark International, Inc., Class A  3,600                            265
 =(2) Microsoft Corp.  302,100                                             7,900
    o NCR Corp.  2,600                                                        93
    o Network Appliance, Inc.  9,500                                         235
    o Novell, Inc.  10,100                                                    59
    o Oracle Corp.  146,200                                                1,749
      Pitney Bowes, Inc.  6,400                                              263
    o Siebel Systems, Inc.  13,800                                           174
    o Sun Microsystems, Inc.  90,000                                         356
    o Unisys Corp.  9,000                                                    138
    o Xerox Corp.  22,000                                                    231
                                                                          ------
                                                                          26,100
      BUSINESS SERVICES  3.9%
      --------------------------------------------------------------------------
    o Allied Waste Industries, Inc.  5,800                                    65
    o Apollo Group, Inc., Class A  4,800                                     305
      Automatic Data Processing, Inc.  16,600                                627
    o Cendant Corp.  28,070                                                  574
      Cintas Corp.  4,620                                                    197
    o Citrix Systems, Inc.  4,300                                            109
      Computer Associates International, Inc.  15,900                        374
    o Computer Sciences Corp.  5,100                                         202
    o Concord EFS, Inc.  13,700                                              146
    o Convergys Corp.  4,525                                                  73
      Deluxe Corp.  1,700                                                     69
    o eBay, Inc.  18,182                                                   1,017
      Electronic Data Systems Corp.  13,200                                  283
      Equifax, Inc.  3,900                                                    95
      First Data Corp.  20,700                                               739
    o Fiserv, Inc.  5,350                                                    189
      H&R Block, Inc.  5,000                                                 235
      IMS Health, Inc.  6,500                                                153
    o Interpublic Group of Cos., Inc.  10,700                                159
    o Intuit, Inc.  5,883                                                    294
    o Mercury Interactive Corp.  2,500                                       116
    o Monster Worldwide, Inc.  2,961                                          75
      Omnicom Group, Inc.  5,500                                             439
    o Parametric Technology Corp.  7,100                                      22
      Paychex, Inc.  10,325                                                  402
    o PeopleSoft, Inc.  10,500                                               218
    o Robert Half International, Inc.  4,600                                 109
    o Sungard Data Systems, Inc.  8,013                                      225
    o Symantec Corp.  4,200                                                  280
      Tyco International Ltd.  55,876                                      1,167
    o Veritas Software Corp.  11,900                                         430
      Waste Management, Inc.  16,400                                         425
    o Yahoo!, Inc.  18,100                                                   791
                                                                          ------
                                                                          10,604


                                                         See financial notes. 15

INSTITUTIONAL SELECT(R) S&P 500 FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CHEMICALS 1.4%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  6,300                                  286
      Dow Chemical Co.  25,760                                               971
      E.I. du Pont de Nemours & Co.  27,982                                1,131
      Eastman Chemical Co.  2,200                                             72
      Ecolab, Inc.  7,200                                                    194
      Great Lakes Chemical Corp.  1,400                                       30
    o Hercules, Inc.  2,900                                                   30
      Monsanto Co.  7,117                                                    178
      PPG Industries, Inc.  4,600                                            265
      Praxair, Inc.  4,500                                                   313
      Rohm & Haas Co.  6,363                                                 250
      Sigma-Aldrich Corp.  2,200                                             115
                                                                           -----
                                                                           3,835
      CONSTRUCTION  0.5%
      --------------------------------------------------------------------------
      Centex Corp.  2,000                                                    195
      Fluor Corp.  2,100                                                      78
      KB Home  1,500                                                         103
      Masco Corp.  13,200                                                    363
      Pulte Homes, Inc.  1,600                                               138
      The Sherwin-Williams Co.  4,000                                        134
      The Stanley Works  2,200                                                73
      Vulcan Materials Co.  3,000                                            133
                                                                           -----
                                                                           1,217
      CONSUMER DURABLES  0.2%
      --------------------------------------------------------------------------
      Black & Decker Corp.  2,100                                            100
      Leggett & Platt, Inc.  5,200                                           109
      Maytag Corp.  2,000                                                     51
      Newell Rubbermaid, Inc.  7,667                                         175
      Whirlpool Corp.  1,800                                                 127
                                                                           -----
                                                                             562
      CONTAINERS  0.1%
      --------------------------------------------------------------------------
      Ball Corp.  1,600                                                       90
      Bemis Co.  1,400                                                        65
    o Pactiv Corp.  4,100                                                     90
    o Sealed Air Corp.  2,400                                                128
                                                                           -----
                                                                             373
      ELECTRONICS  6.1%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc.  22,100                                    56
    o Advanced Micro Devices, Inc.  9,600                                    146
    o Agilent Technologies, Inc.  12,884                                     321
    o Altera Corp.  10,320                                                   209
      American Power Conversion Corp.  5,150                                 104
    o Analog Devices, Inc.  10,200                                           452
    o Andrew Corp.  4,200                                                     55
    o Applied Materials, Inc.  46,400                                      1,084
    o Applied Micro Circuits Corp.  8,221                                     48
    o Broadcom Corp., Class A  8,300                                         265
    o CIENA Corp.  13,100                                                     84
  (7) Intel Corp.  182,000                                                 6,015
      ITT Industries, Inc.  2,800                                            190
    o Jabil Circuit, Inc.  5,414                                             151
    o JDS Uniphase Corp.  39,628                                             141
    o KLA-Tencor Corp.  5,300                                                304
      Linear Technology Corp.  8,600                                         366
    o LSI Logic Corp.  10,300                                                 95
    o Lucent Technologies, Inc.  116,145                                     372
      Maxim Integrated Products, Inc.  8,900                                 442
    o Micron Technology, Inc.  16,700                                        239
      Molex, Inc.  5,300                                                     166
      Motorola, Inc.  64,726                                                 876
    o National Semiconductor Corp.  5,100                                    207
    o Novellus Systems, Inc.  4,050                                          167
    o Nvidia Corp.  4,100                                                     73
      PerkinElmer, Inc.  3,300                                                59
    o PMC - Sierra, Inc.  4,600                                               84
    o Power-One, Inc.  2,300                                                  21
    o QLogic Corp.  2,513                                                    141
      Qualcomm, Inc.  22,000                                               1,045
    o Sanmina-SCI Corp.  14,200                                              150
      Scientific-Atlanta, Inc.  4,300                                        127
    o Solectron Corp.  22,900                                                127
      Symbol Technologies, Inc.  6,136                                        77
      Tektronix, Inc.  2,100                                                  54
    o Tellabs, Inc.  11,400                                                   86
    o Teradyne, Inc.  4,900                                                  112
      Texas Instruments, Inc.  48,300                                      1,397
    o Thermo Electron Corp.  4,400                                            97


16 See financial notes.

INSTITUTIONAL SELECT(R) S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
   SECURITY AND NUMBER OF SHARES                                     ($ x 1,000)
    o Thomas & Betts Corp.  1,500                                             27
    o Waters Corp.  3,600                                                    113
    o Xilinx, Inc.  9,500                                                    301
                                                                          ------
                                                                          16,646
      ENERGY: RAW MATERIALS  1.3%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  7,121                                        311
      Apache Corp.  4,432                                                    309
      Baker Hughes, Inc.  9,500                                              269
    o BJ Services Co.  4,400                                                 144
      Burlington Resources, Inc.  5,800                                      282
      Devon Energy Corp.  6,400                                              310
      EOG Resources, Inc.  3,322                                             140
      Halliburton Co.  12,200                                                291
    o Noble Corp.  3,500                                                     120
      Occidental Petroleum Corp.  10,600                                     374
    o Rowan Cos., Inc.  2,500                                                 60
      Schlumberger Ltd.  16,500                                              775
                                                                          ------
                                                                           3,385
      FOOD & AGRICULTURE  3.6%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  17,648                                     253
      Campbell Soup Co.  11,500                                              298
      The Coca-Cola Co.  68,500                                            3,178
      Coca-Cola Enterprises, Inc.  12,500                                    252
      ConAgra Foods, Inc.  14,900                                            355
      General Mills, Inc.  10,500                                            471
      H.J. Heinz Co.  9,600                                                  339
      Hershey Foods Corp.  3,600                                             278
      Kellogg Co.  11,500                                                    381
      McCormick & Co., Inc.  3,999                                           119
      The Pepsi Bottling Group, Inc.  7,580                                  169
      PepsiCo, Inc.  48,080                                                2,299
      Sara Lee Corp.  21,500                                                 429
      Supervalu, Inc.  3,500                                                  88
      Sysco Corp.  18,000                                                    606
      Wm. Wrigley Jr. Co.  6,200                                             350
                                                                          ------
                                                                           9,865
      GOLD  0.2%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  11,200                                           490

      HEALTHCARE / DRUGS & MEDICINE  12.9%
      --------------------------------------------------------------------------
      Abbott Laboratories  43,600                                          1,858
      Allergan, Inc.  3,600                                                  272
      AmerisourceBergen Corp.  3,100                                         176
    o Amgen, Inc.  36,000                                                  2,223
    o Anthem, Inc.  4,028                                                    276
      Applied Biosystems Group  --
      Applera Corp.  5,600                                                   129
      Bausch & Lomb, Inc.  1,700                                              82
      Baxter International, Inc.  16,900                                     449
      Becton Dickinson & Co.  7,000                                          256
    o Biogen, Inc.  4,200                                                    170
      Biomet, Inc.  7,000                                                    251
    o Boston Scientific Corp.  11,500                                        779
      Bristol-Myers Squibb Co.  54,100                                     1,372
      C.R. Bard, Inc.  1,600                                                 128
      Cardinal Health, Inc.  12,700                                          754
    o Chiron Corp.  5,400                                                    295
      Eli Lilly & Co.  31,400                                              2,092
    o Express Scripts, Inc.  2,200                                           121
    o Forest Laboratories, Inc.  10,200                                      510
    o Genzyme Corp. - General Division  6,100                                280
      Guidant Corp.  8,500                                                   434
      HCA, Inc.  14,200                                                      543
      Health Management Associates, Inc.,
      Class A  6,400                                                         142
    o Humana, Inc.  4,200                                                     85
 (10) Johnson & Johnson  83,068                                            4,181
    o King Pharmaceuticals, Inc.  6,433                                       86
      Manor Care, Inc.  2,600                                                 86
      McKesson Corp.  8,100                                                  245
    o Medco Health Solutions, Inc.  7,489                                    249
    o Medimmune, Inc.  7,200                                                 192
      Medtronic, Inc.  34,000                                              1,549
      Merck & Co., Inc.  62,500                                            2,766
 =(4) Pfizer, Inc.  217,597                                                6,876
    o Quest Diagnostics  3,137                                               212
      Schering-Plough Corp.  41,000                                          626
    o St. Jude Medical, Inc.  4,900                                          285
      Stryker Corp.  5,620                                                   456
    o Tenet Healthcare Corp.  12,700                                         175
      UnitedHealth Group, Inc.  16,600                                       845


                                                         See financial notes. 17

INSTITUTIONAL SELECT(R) S&P 500 FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Watson Pharmaceuticals, Inc.  3,100                                    122
    o WellPoint Health Networks, Inc.  4,000                                 356
      Wyeth  37,300                                                        1,646
    o Zimmer Holdings, Inc.  6,300                                           402
                                                                          ------
                                                                          35,032
      HOUSEHOLD PRODUCTS  2.3%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  1,900                                     121
      Avon Products, Inc.  6,800                                             462
      Clorox Co.  6,000                                                      272
      Colgate-Palmolive Co.  14,900                                          793
      The Gillette Co.  28,500                                               909
      International Flavors & Fragrances, Inc.  2,700                         89
      Procter & Gamble Co.  36,200                                         3,558
                                                                          ------
                                                                           6,204
      INSURANCE  4.9%
      --------------------------------------------------------------------------
      ACE Ltd.  7,900                                                        284
      Aetna, Inc.  4,500                                                     258
      AFLAC, Inc.  14,300                                                    522
      The Allstate Corp.  19,700                                             778
      AMBAC Financial Group, Inc.  3,133                                     222
  (8) American International Group, Inc.  72,800                           4,428
      AON Corp.  8,400                                                       184
      Chubb Corp.  5,100                                                     341
      CIGNA Corp.  4,000                                                     228
      Cincinnati Financial Corp.  4,500                                      184
      Hartford Financial Services Group, Inc.  8,100                         445
      Jefferson-Pilot Corp.  3,900                                           186
      John Hancock Financial Services, Inc.  8,181                           289
      Lincoln National Corp.  5,100                                          204
      Loews Corp.  5,200                                                     224
      Marsh & McLennan Cos., Inc.  14,900                                    637
      MBIA, Inc.  4,000                                                      238
      Metlife, Inc.  21,257                                                  667
      MGIC Investment Corp.  2,900                                           149
      Principal Financial Group, Inc.  8,884                                 279
      The Progressive Corp.  6,100                                           450
      Prudential Financial, Inc.  15,300                                     591
      Safeco Corp.  4,000                                                    147
      St. Paul Cos., Inc.  6,500                                             248
      Torchmark Corp.  3,300                                                 145
      Travelers Property Casualty Corp.,
      Class B  27,900                                                        457
      UnumProvident Corp.  8,260                                             135
      XL Capital Ltd., Class A  4,000                                        278
                                                                          ------
                                                                          13,198
      MEDIA  3.8%
      --------------------------------------------------------------------------
      Clear Channel Communications, Inc.  17,295                             706
    o Comcast Corp., Class A  62,738                                       2,128
      Dow Jones & Co., Inc.  2,500                                           130
      Gannett Co., Inc.  7,600                                               639
      Knight-Ridder, Inc.  2,400                                             176
      The McGraw-Hill Cos., Inc.  5,300                                      355
      Meredith Corp.  1,600                                                   78
      New York Times Co., Class A  4,200                                     200
      R.R. Donnelley & Sons Co.  3,000                                        78
    o Time Warner, Inc.  126,000                                           1,926
      Tribune Co.  8,900                                                     437
    o Univision Communications, Inc.,
      Class A  8,994                                                         305
      Viacom, Inc., Class B  48,945                                        1,951
      The Walt Disney Co.  56,900                                          1,288
                                                                          ------
                                                                          10,397
      MISCELLANEOUS  0.6%
      --------------------------------------------------------------------------
      3M Co.  21,800                                                       1,719

      MISCELLANEOUS FINANCE  8.2%
      --------------------------------------------------------------------------
      American Express Co.  36,000                                         1,689
      The Bear Stearns Cos., Inc.  2,846                                     217
      Capital One Financial Corp.  6,400                                     389
    / The Charles Schwab Corp.  37,838                                       513
      Charter One Financial, Inc.  6,379                                     204
 =(5) Citigroup, Inc.  143,900                                             6,821
      Countrywide Financial Corp.  3,700                                     389
      Fannie Mae  27,300                                                   1,957
      Federated Investors, Inc., Class B  2,800                               77
      Franklin Resources, Inc.  7,000                                        332


18 See financial notes.

INSTITUTIONAL SELECT(R) S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Freddie Mac  19,400                                                  1,089
      Golden West Financial Corp.  4,300                                     432
      Goldman Sachs Group, Inc.  13,254                                    1,245
      Janus Capital Group, Inc.  6,400                                        90
      Lehman Brothers Holdings, Inc.  6,900                                  497
      MBNA Corp.  35,550                                                     880
      Merrill Lynch & Co., Inc.  26,200                                    1,551
      Moody's Corp.  4,200                                                   243
      Morgan Stanley  30,300                                               1,663
    o Providian Financial Corp.  7,900                                        88
      SLM Corp.  12,600                                                      493
      T. Rowe Price Group, Inc.  3,600                                       148
      Washington Mutual, Inc.  26,000                                      1,138
                                                                          ------
                                                                          22,145
      NON-DURABLES & ENTERTAINMENT  1.1%
      --------------------------------------------------------------------------
    o American Greetings Corp., Class A  1,700                                36
      Darden Restaurants, Inc.  4,500                                         94
    o Electronic Arts, Inc.  4,025                                           399
      Fortune Brands, Inc.  4,200                                            274
      Hasbro, Inc.  4,600                                                    100
      International Game Technology  9,600                                   315
      Mattel, Inc.  12,200                                                   236
      McDonald's Corp.  35,400                                               885
    o Starbucks Corp.  10,840                                                343
      Tupperware Corp.  1,600                                                 24
      Wendy's International, Inc.  3,000                                     111
    o Yum! Brands, Inc.  8,000                                               273
                                                                          ------
                                                                           3,090
      NON-FERROUS METALS  0.4%
      --------------------------------------------------------------------------
      Alcoa, Inc.  23,504                                                    742
      Engelhard Corp.  3,600                                                 103
      Freeport-McMoran Copper & Gold, Inc.,
      Class B  4,700                                                         182
    o Phelps Dodge Corp.  2,560                                              158
                                                                          ------
                                                                           1,185
      OIL: DOMESTIC  0.9%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  2,400                                              124
      Ashland, Inc.  1,900                                                    71
      ConocoPhillips  19,049                                               1,089
      Kerr-McGee Corp.  2,673                                                111
      Marathon Oil Corp.  8,400                                              248
    o Nabors Industries Ltd.  4,200                                          159
      Sunoco, Inc.  2,200                                                     96
    o Transocean, Inc.  8,720                                                167
      Unocal Corp.  7,000                                                    222
                                                                          ------
                                                                           2,287
      OIL: INTERNATIONAL  3.3%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  29,896                                          2,221
 =(6) Exxon Mobil Corp.  185,520                                           6,787
                                                                          ------
                                                                           9,008
      OPTICAL & PHOTO  0.2%
      --------------------------------------------------------------------------
    o Corning, Inc.  37,000                                                  406
      Eastman Kodak Co.  8,000                                               196
                                                                          ------
                                                                             602
      PAPER & FOREST PRODUCTS  0.8%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  1,400                                              39
      Georgia-Pacific Corp.  6,886                                           181
      International Paper Co.  13,439                                        529
      Kimberly-Clark Corp.  14,300                                           755
    o Louisiana-Pacific Corp.  3,000                                          57
      MeadWestvaco Corp.  5,522                                              143
      Temple-Inland, Inc.  1,400                                              76
      Weyerhaeuser Co.  6,000                                                361
                                                                          ------
                                                                           2,141
      PRODUCER GOODS & MANUFACTURING  4.8%
      --------------------------------------------------------------------------
    o American Standard Cos., Inc.  2,000                                    191
      Avery Dennison Corp.  3,100                                            163
      Caterpillar, Inc.  9,500                                               696
      Cooper Industries Ltd., Class A  2,500                                 132
      Deere & Co.  6,600                                                     400
      Dover Corp.  5,800                                                     226
      Emerson Electric Co.  11,800                                           670
 =(1) General Electric Co.  279,900                                        8,120
      Honeywell International, Inc.  23,862                                  730
      Illinois Tool Works, Inc.  8,700                                       640
      Ingersoll-Rand Co., Class A  4,700                                     284
      Johnson Controls, Inc.  2,400                                          258


                                                         See financial notes. 19

INSTITUTIONAL SELECT(R) S&P 500 FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Millipore Corp.  1,200                                                  53
      Pall Corp.  3,400                                                       80
      Parker Hannifin Corp.  3,400                                           173
      Snap-On, Inc.  1,400                                                    41
      W.W. Grainger, Inc.  2,400                                             110
                                                                          ------
                                                                          12,967
      RAILROAD & SHIPPING  0.4%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp.  10,500                             304
      CSX Corp.  5,700                                                       181
      Norfolk Southern Corp.  10,900                                         220
      Union Pacific Corp.  7,300                                             457
                                                                          ------
                                                                           1,162
      REAL PROPERTY  0.4%
      --------------------------------------------------------------------------
      Apartment Investment & Management Co.,
      Class A  2,700                                                         110
      Equity Office Properties Trust  11,100                                 311
      Equity Residential  7,700                                              225
      Plum Creek Timber Co., Inc.  5,000                                     132
      ProLogis  4,900                                                        145
      Simon Property Group, Inc.  5,200                                      234
                                                                          ------
                                                                           1,157
      RETAIL  7.4%
      --------------------------------------------------------------------------
      Albertson's, Inc.  10,183                                              207
    o Autonation, Inc.  7,800                                                146
    o AutoZone, Inc.  2,500                                                  240
    o Bed, Bath & Beyond, Inc.  8,200                                        346
    o Best Buy Co., Inc.  8,900                                              519
    o Big Lots, Inc.  2,900                                                   44
      Circuit City Stores, Inc.  5,500                                        52
    o Costco Wholesale Corp.  12,700                                         449
      CVS Corp.  11,000                                                      387
      Dillards, Inc., Class A  2,200                                          36
      Dollar General Corp.  9,050                                            203
      Family Dollar Stores, Inc.  5,000                                      218
      Federated Department Stores, Inc.  5,400                               257
      The Gap, Inc.  24,700                                                  471
      Home Depot, Inc.  64,000                                             2,372
      J.C. Penney Co., Inc. Holding Co.  7,300                               173
    o Kohl's Corp.  9,700                                                    544
    o Kroger Co.  20,900                                                     366
      Limited Brands, Inc.  14,400                                           253
      Lowe's Cos., Inc.  21,800                                            1,285
      The May Department Stores Co.  7,800                                   218
      Nordstrom, Inc.  3,900                                                 119
    o Office Depot, Inc.  8,600                                              128
      RadioShack Corp.  4,800                                                144
    o Safeway, Inc.  12,300                                                  260
      Sears, Roebuck & Co.  7,800                                            411
    o Staples, Inc.  13,600                                                  365
      Target Corp.  25,300                                                 1,005
      Tiffany & Co.  3,950                                                   187
      TJX Cos., Inc.  14,200                                                 298
    o Toys `R' Us, Inc.  5,800                                                75
 =(3) Wal-Mart Stores, Inc.  122,000                                       7,192
      Walgreen Co.  28,400                                                   989
      Winn-Dixie Stores, Inc.  3,800                                          31
                                                                          ------
                                                                          19,990
      STEEL  0.1%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  2,350                                     18
      Nucor Corp.  2,400                                                     132
      United States Steel Corp.  2,600                                        61
      Worthington Industries, Inc.  2,100                                     31
                                                                          ------
                                                                             242
      TELEPHONE  3.4%
      --------------------------------------------------------------------------
      Alltel Corp.  8,600                                                    407
      AT&T Corp.  21,697                                                     403
    o AT&T Wireless Services, Inc.  75,446                                   547
    o Avaya, Inc.  11,595                                                    150
      BellSouth Corp.  51,700                                              1,360
      CenturyTel, Inc.  3,900                                                140
    o Citizens Communications Co.  7,686                                      96
    o Nextel Communications, Inc.,
      Class A  28,800                                                        697
    o Qwest Communications
      International, Inc.  47,121                                            166
      SBC Communications, Inc.  92,630                                     2,221
      Sprint Corp. (FON Group)  24,900                                       398
    o Sprint Corp. (PCS Group)  28,700                                       125
      Verizon Communications, Inc.  76,828                                 2,581
                                                                          ------
                                                                           9,291


20 See financial notes.

INSTITUTIONAL SELECT(R) S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TOBACCO  1.1%
      --------------------------------------------------------------------------
      Altria Group, Inc.  56,600                                           2,632
      R.J. Reynolds Tobacco Holdings,
      Inc.  2,300                                                            110
      UST, Inc.  4,500                                                       153
                                                                           -----
                                                                           2,895
      TRAVEL & RECREATION  0.6%
      --------------------------------------------------------------------------
      Brunswick Corp.  2,400                                                  71
      Carnival Corp.  17,700                                                 618
      Harrah's Entertainment, Inc.  3,200                                    139
      Hilton Hotels Corp.  10,200                                            162
      Marriott International, Inc., Class A  6,700                           290
      Starwood Hotels & Resorts
      Worldwide, Inc.  5,700                                                 192
                                                                           -----
                                                                           1,472
      TRUCKING & FREIGHT  0.1%
      --------------------------------------------------------------------------
      Paccar, Inc.  3,250                                                    257
      Ryder Systems, Inc.  1,700                                              51
                                                                           -----
                                                                             308
      UTILITIES: ELECTRIC & GAS  2.8%
      --------------------------------------------------------------------------
    o The AES Corp.  17,200                                                  150
    o Allegheny Energy, Inc.  3,201                                           34
      Ameren Corp.  4,700                                                    210
      American Electric Power Co., Inc.  10,980                              309
    o Calpine Corp.  10,700                                                   49
      Centerpoint Energy, Inc.  8,400                                         82
      Cinergy Corp.  4,800                                                   174
    o CMS Energy Corp.  3,700                                                 30
      Consolidated Edison, Inc.  6,200                                       251
      Constellation Energy Group, Inc.  4,800                                175
      Dominion Resources, Inc.  9,191                                        566
      DTE Energy Co.  4,800                                                  177
      Duke Energy Corp.  24,900                                              452
    o Dynegy, Inc., Class A  10,100                                           40
    o Edison International  8,800                                            173
      El Paso Corp.  16,426                                                  121
      Entergy Corp.  6,400                                                   345
      Exelon Corp.  9,150                                                    581
      FirstEnergy Corp.  9,088                                               312
      FPL Group, Inc.  5,100                                                 325
      KeySpan Corp.  4,300                                                   150
      Kinder Morgan, Inc.  3,505                                             188
      Nicor, Inc.  1,400                                                      48
      NiSource, Inc.  7,127                                                  148
      Peoples Energy Corp.  1,200                                             49
    o PG&E Corp.  11,400                                                     279
      Pinnacle West Capital Corp.  2,400                                      88
      PPL Corp.  5,000                                                       200
      Progress Energy, Inc.  6,726                                           290
      Public Service Enterprise Group, Inc.  6,400                           262
      Sempra Energy  6,285                                                   175
      The Southern Co.  20,400                                               608
      TECO Energy, Inc.  5,200                                                68
      TXU Corp.  8,900                                                       203
      Williams Cos., Inc.  14,200                                            145
      Xcel Energy, Inc.  11,060                                              181
                                                                          ------
                                                                           7,638

      SECURITY                           FACE VALUE      MKT. VALUE
        RATE, MATURITY DATE              ($ x 1,000)     ($ x 1,000)
      U.S TREASURY OBLIGATION
      0.0% of net assets

    = U.S. Treasury Bill
          0.93%, 12/18/03                    80              80

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

                                                         See financial notes. 21

INSTITUTIONAL SELECT(R) S&P 500 FUND

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $271,235 a
Receivables:
   Fund shares sold                                                         218
   Interest                                                                   1
   Dividends                                                                364
   Investments sold                                                         416
Prepaid expenses                                                    +        14
                                                                    ------------
TOTAL ASSETS                                                            272,248

LIABILITIES
--------------------------------------------------------------------------------
Cash overdraft                                                               74
Payables:
   Fund shares redeemed                                                     517
   Investments bought                                                        82
   Transfer agent and shareholder service fees                                1
Accrued expenses                                                    +        65
                                                                    ------------
TOTAL LIABILITIES                                                           739

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            272,248
TOTAL LIABILITIES                                                   -       739
                                                                    ------------
NET ASSETS                                                             $271,509

NET ASSETS BY SOURCE
Capital received from investors                                         347,404
Net investment income not yet distributed                                 3,116
Net realized capital losses                                             (51,446)
Net unrealized capital losses                                           (27,565) b

NET ASSET VALUE (NAV)

                                         SHARES
NET ASSETS               /               OUTSTANDING          =           NAV
$ 271,509                                32,708                           $ 8.30

  Unless stated, all numbers x 1,000.

a The fund paid $298,809 for these securities. Not counting short-term obligations and government securities, the fund paid $37,388 for securities during the report period and received $8,410 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had one open S&P 500 futures contract due to expire on December 18, 2003, with an aggregate contract value of $262 and net unrealized gains of $9.

FEDERAL TAX DATA
----------------------------------------------------
PORTFOLIO COST                             $302,636

NET UNREALIZED GAINS AND LOSSES:
Gains                                       $36,479
Losses                                +     (67,880)
                                      --------------
                                           ($31,401)
UNDISTRIBUTED EARNINGS:
Ordinary income                              $3,116
Long-term capital gains                         $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                     Loss amount
   2008                                       $ 465
   2009                                      17,888
   2010                                      27,646
   2011                               +       1,611
                                      --------------
                                            $47,610


22 See financial notes.

INSTITUTIONAL SELECT(R) S&P 500 FUND

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $4,079
Interest                                                                     16
Securities on loan                                                   +       27
                                                                     -----------
TOTAL INVESTMENT INCOME                                                   4,122

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (1,936)
Net realized gains on futures contracts                              +      400
                                                                     -----------
NET REALIZED LOSSES                                                      (1,536)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      42,974
Net unrealized losses on futures contracts                           +      (64)
                                                                     -----------
NET UNREALIZED GAINS                                                     42,910

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   412 a
Transfer agent and shareholder service fees                                 229 b
Trustees' fees                                                                6 c
Custodian fees                                                               32
Portfolio accounting fees                                                    34
Professional fees                                                            27
Registration fees                                                            32
Shareholder reports                                                          36
Interest expense                                                              1
Other expenses                                                       +       18
                                                                     -----------
Total expenses                                                              827
Expense reduction                                                    -      483 d
                                                                     -----------
NET EXPENSES                                                                344

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   4,122
NET EXPENSES                                                         -      344
                                                                     -----------
NET INVESTMENT INCOME                                                     3,778
NET REALIZED LOSSES                                                      (1,536) e
NET UNREALIZED GAINS                                                 +   42,910 e
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $45,152

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.18% of the first $1 billion and 0.15% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $412 from the investment adviser (CSIM) and $71 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through December 31, 2005, to 0.15% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $41,374.


                                                         See financial notes. 23

INSTITUTIONAL SELECT(R) S&P 500 FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                          11/1/02-10/31/03     11/1/01-10/31/02
Net investment income                               $3,778               $3,541
Net realized losses                                 (1,536)             (24,773)
Net unrealized gains or losses            +         42,910              (19,562)
                                          --------------------------------------
INCREASE OR DECREASE IN NET ASSETS
   FROM OPERATIONS                                  45,152              (40,794)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                $3,544               $3,522 a, b

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  11/1/02-10/31/03           11/1/01-10/31/02
                               SHARES           VALUE       SHARES        VALUE
Shares sold                    13,049         $95,187       13,395     $109,254
Shares reinvested                 407           2,823          338        2,960
Shares redeemed           +    (9,685)        (70,755)     (15,951)    (125,789) c
                          ------------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                  3,771         $27,255       (2,218)    ($13,575)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                 11/1/02-10/31/03           11/1/01-10/31/02
                              SHARES       NET ASSETS     SHARES     NET ASSETS
Beginning of period           28,937         $202,646     31,155       $260,537
Total increase
or decrease               +    3,771           68,863     (2,218)       (57,891) d
                          ------------------------------------------------------
END OF PERIOD                 32,708         $271,509     28,937       $202,646 e

  Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD:
  Ordinary Income                          $3,544
  Long-term capital gains                     $--

  PRIOR PERIOD:
  Ordinary Income                          $3,522
  Long-term capital gains                     $--

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

  CURRENT PERIOD           $21
  PRIOR PERIOD            $116

  Dollar amounts are net of the redemption proceeds.

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $3,116 and $2,882 for the current period and prior period, respectively.


24 See financial notes.

INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      11/1/02-   11/1/01-  11/1/00-   11/1/99-   2/1/99 1-
                                                      10/31/03   10/31/02  10/31/01   10/31/00   10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  7.14       8.92      11.44      10.68      10.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                0.15       0.18       0.14       0.15       0.09
   Net realized and unrealized gains or losses          1.55      (1.49)     (2.19)      0.84       0.59
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations      1.70      (1.31)     (2.05)      0.99       0.68
Less distributions:
   Dividends from net investment income                (0.18)     (0.15)     (0.15)     (0.11)        --
   Distributions from net realized gains                  --      (0.32)     (0.32)     (0.12)        --
                                                      ------------------------------------------------------------------------------
   Total distributions                                 (0.18)     (0.47)     (0.47)     (0.23)        --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        8.66       7.14       8.92      11.44      10.68
                                                      ------------------------------------------------------------------------------
Total return (%)                                       24.40     (15.65)    (18.53)      9.48       6.80 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.25       0.25 3     0.25       0.25 4     0.21 5
   Gross operating expenses                             0.45       0.48       0.45       0.51       0.70 5
   Net investment income                                1.94       1.72       1.47       1.64       1.62 5
Portfolio turnover rate                                   24         26         47         27         19 2
Net assets, end of period ($ x 1,000,000)                 79         70        128        129         71

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 0.26% if certain non-routine expenses (interest expense) had been included.

4 The ratio of net operating expenses would have been 0.26% if certain non-routine expenses (proxy fees) had been included.

5 Annualized.


                                                         See financial notes. 25

INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

 /  Issuer is related to the fund's adviser

                                                       COST        MARKET VALUE
HOLDINGS BY CATEGORY                                 ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
  98.3%    COMMON STOCK                                76,571          77,967

   1.3%    SHORT-TERM
           INVESTMENT                                   1,041           1,041

   0.1%    U.S. TREASURY
           OBLIGATIONS                                     60             60
--------------------------------------------------------------------------------
  99.7%    TOTAL INVESTMENTS                           77,672          79,068

  33.7%    COLLATERAL INVESTED
           FOR SECURITIES ON LOAN                      26,723          26,723

(33.4)%    OTHER ASSETS AND
           LIABILITIES, NET                                            (26,511)
--------------------------------------------------------------------------------
 100.0%    TOTAL NET ASSETS                                            79,280

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 98.3% of net assets

      AEROSPACE / DEFENSE 2.3%
      --------------------------------------------------------------------------
      The Boeing Co.  13,400                                                 516
      Crane Co.  1,200                                                        34
      General Dynamics Corp.  3,200                                          268
      Goodrich Corp.  1,900                                                   53
      Lockheed Martin Corp.  7,200                                           334
      Northrop Grumman Corp.  2,824                                          252
      Raytheon Co.  6,700                                                    177
      Rockwell Automation, Inc.  2,900                                        90
      Textron, Inc.  2,100                                                   104
                                                                     -----------
                                                                           1,828
      AIR TRANSPORTATION 0.8%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  1,800                                            23
      FedEx Corp.  4,700                                                     356
      Sabre Holdings Corp.  2,200                                             48
      Southwest Airlines Co.  12,500                                         243
                                                                     -----------
                                                                             670
      ALCOHOLIC BEVERAGES 0.0%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B 500                                           28

      APPAREL 0.3%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  2,100                                        73
      Liz Claiborne, Inc.  1,800                                              66
      Reebok International Ltd.  900                                          35
      VF Corp.  1,800                                                         76
                                                                     -----------
                                                                             250
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.7%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.  1,300                                         26
      Cummins, Inc.  600                                                      28
      Dana Corp.  2,500                                                       41
      Danaher Corp.  2,500                                                   207
      Delphi Corp.  9,500                                                     84
      Eaton Corp.  1,200                                                     120
      Ford Motor Co.  29,009                                                 352
      General Motors Corp.  8,875                                            379
      Genuine Parts Co.  2,700                                                86
    o Goodyear Tire & Rubber Co.  2,800                                       19
      Visteon Corp.  1,985                                                    13
                                                                     -----------
                                                                           1,355
      BANKS 14.4%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  5,700                                                135
  (4) Bank of America Corp.  23,900                                        1,810
      The Bank of New York Co., Inc.  12,100                                 377
      Bank One Corp.  18,100                                                 768
      BB&T Corp.  8,300                                                      321
      Comerica, Inc.  2,700                                                  139
      First Tennessee National Corp.  2,200                                  100
      FleetBoston Financial Corp.  16,602                                    671
      Huntington Bancshares, Inc.  3,941                                      85


26 See financial notes.

      INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
 (10) J.P. Morgan Chase & Co.  32,510                                      1,167
      KeyCorp, Inc.  6,700                                                   189
      Marshall & Ilsley Corp.  3,666                                         131
      Mellon Financial Corp.  7,000                                          209
      National City Corp.  9,700                                             317
      North Fork Bancorp., Inc.  2,500                                        98
      Northern Trust Corp.  3,600                                            167
      PNC Financial Services Group, Inc.  4,600                              247
      Regions Financial Corp.  3,600                                         132
      SouthTrust Corp.  5,400                                                172
      State Street Corp.  5,400                                              283
      SunTrust Banks, Inc.  4,400                                            295
      Synovus Financial Corp.  4,700                                         130
      U.S. Bancorp  30,378                                                   827
      UBS AG-Registered  3                                                    --
      Union Planters Corp.  3,250                                            108
      Wachovia Corp.  21,400                                                 982
  (5) Wells Fargo & Co.  26,800                                            1,509
      Zions Bancorp.  1,400                                                   86
                                                                     -----------
                                                                          11,455
      BUSINESS MACHINES & SOFTWARE 2.9%
      --------------------------------------------------------------------------
    o Apple Computer, Inc.  5,800                                            133
      Autodesk, Inc.  1,700                                                   33
    o BMC Software, Inc.  4,000                                               70
    o Compuware Corp.  6,100                                                  34
    o Comverse Technology, Inc.  3,000                                        54
    o EMC Corp.  34,900                                                      483
    o Gateway, Inc.  4,900                                                    25
      Hewlett-Packard Co.  48,598                                          1,084
    o NCR Corp.  1,600                                                        57
    o Novell, Inc.  6,000                                                     35
    o Siebel Systems, Inc.  7,700                                             97
    o Sun Microsystems, Inc.  50,600                                         200
                                                                     -----------
                                                                           2,305
      BUSINESS SERVICES 2.9%
      --------------------------------------------------------------------------
    o Allied Waste Industries, Inc.  3,200                                    36
    o Cendant Corp.  16,700                                                  341
      Computer Associates International,
      Inc.  9,300                                                            219
    o Computer Sciences Corp.  3,100                                         123
    o Convergys Corp.  2,300                                                  37
      Electronic Data Systems Corp.  7,700                                   165
    o Fiserv, Inc.  3,000                                                    106
    o Interpublic Group of Cos., Inc.  6,000                                  89
    o Intuit, Inc.  1                                                         --
    o Parametric Technology Corp.  4,100                                      13
    o PeopleSoft, Inc.  5,000                                                104
    o Sungard Data Systems, Inc.  4,500                                      126
      Tyco International Ltd.  31,901                                        666
      Waste Management, Inc.  9,700                                          252
                                                                     -----------
                                                                           2,277
      CHEMICALS 0.8%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  3,700                                  168
      Eastman Chemical Co.  1,200                                             39
      Great Lakes Chemical Corp.  700                                         15
      Monsanto Co.  4,200                                                    105
      PPG Industries, Inc.  2,800                                            161
      Rohm & Haas Co.  3,605                                                 142
                                                                     -----------
                                                                             630
      CONSTRUCTION 0.9%
      --------------------------------------------------------------------------
      Centex Corp.  1,000                                                     98
      Fluor Corp.  1,300                                                      48
      KB Home  800                                                            55
      Masco Corp.  7,600                                                     209
      Pulte Homes, Inc.  1,000                                                87
      The Sherwin-Williams Co.  2,400                                         80
      The Stanley Works  1,300                                                43
      Vulcan Materials Co.  1,600                                             71
                                                                     -----------
                                                                             691
      CONSUMER DURABLES 0.2%
      --------------------------------------------------------------------------
      Leggett & Platt, Inc.  3,100                                            65
      Newell Rubbermaid, Inc.  4,400                                         100
                                                                     -----------
                                                                             165
      CONTAINERS 0.1%
      --------------------------------------------------------------------------
      Bemis Co.  900                                                          42
    o Pactiv Corp.  2,600                                                     57
                                                                     -----------
                                                                              99


                                                         See financial notes. 27

      INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      ELECTRONICS 4.6%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc.  12,800                                    33
    o Advanced Micro Devices, Inc.  5,200                                     79
    o Agilent Technologies, Inc.  7,500                                      187
      American Power Conversion Corp.  3,200                                  65
    o Andrew Corp.  2,200                                                     29
    o Applied Materials, Inc.  26,300                                        615
    o Applied Micro Circuits Corp.  5,200                                     30
    o CIENA Corp.  7,600                                                      49
    o Jabil Circuit, Inc.  3,109                                              86
    o JDS Uniphase Corp.  23,100                                              82
    o LSI Logic Corp.  6,200                                                  57
    o Micron Technology, Inc.  9,700                                         139
      Molex, Inc.  3,000                                                      94
      Motorola, Inc.  37,185                                                 503
    o National Semiconductor Corp.  2,800                                    114
    o Novellus Systems, Inc.  2,400                                           99
      PerkinElmer, Inc.  2,100                                                38
    o Power-One, Inc.  1,100                                                  10
    o Sanmina-SCI Corp.  8,100                                                85
      Scientific-Atlanta, Inc.  2,500                                         74
    o Solectron Corp.  14,800                                                 82
      Symbol Technologies, Inc.  3,500                                        44
      Tektronix, Inc.  1,600                                                  41
    o Tellabs, Inc.  6,600                                                    50
    o Teradyne, Inc.  2,900                                                   66
      Texas Instruments, Inc.  27,500                                        795
    o Thermo Electron Corp.  2,700                                            59
    o Thomas & Betts Corp.  1,000                                             18
                                                                     -----------
                                                                           3,623
      ENERGY: RAW MATERIALS 1.8%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  4,038                                        176
      Apache Corp.  2,535                                                    177
      Baker Hughes, Inc.  5,400                                              152
      Burlington Resources, Inc.  3,100                                      151
      Devon Energy Corp.  3,800                                              184
      EOG Resources, Inc.  1,900                                              80
      Halliburton Co.  7,000                                                 167
    o Noble Corp.  2,000                                                      69
      Occidental Petroleum Corp.  6,100                                      215
    o Rowan Cos., Inc.  1,500                                                 36
                                                                     -----------
                                                                           1,407
      FOOD & AGRICULTURE 0.8%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  10,005                                     144
      Coca-Cola Enterprises, Inc.  7,300                                     147
      ConAgra Foods, Inc.  8,400                                             200
      The Pepsi Bottling Group, Inc.  4,500                                  100
      Supervalu, Inc.  2,200                                                  56
                                                                     -----------
                                                                             647
      GOLD 0.4%
      --------------------------------------------------------------------------
      Newmont Mining Corp. 6,400                                             280

      HEALTHCARE / DRUGS & MEDICINE 3.1%
      --------------------------------------------------------------------------
      AmerisourceBergen Corp.  1,800                                         102
    o Anthem, Inc.  2,329                                                    160
      Applied Biosystems Group --
      Applera Corp.  3,200                                                    74
      Bausch & Lomb, Inc.  900                                                43
      Cardinal Health, Inc.  7,200                                           427
      HCA, Inc.  8,000                                                       306
      Health Management Associates, Inc.,
      Class A  3,700                                                          82
    o Humana, Inc.  2,600                                                     53
    o King Pharmaceuticals, Inc.  3,600                                       48
      Manor Care, Inc.  1,500                                                 50
      McKesson Corp.  4,500                                                  136
    o Medco Health Solutions, Inc.  4,200                                    140
    o Quest Diagnostics  1,614                                               109
      Schering-Plough Corp.  23,400                                          357
    o Tenet Healthcare Corp.  7,500                                          104
    o Watson Pharmaceuticals, Inc.  1,700                                     67
    o WellPoint Health Networks, Inc.  2,400                                 213
                                                                     -----------
                                                                           2,471
      HOUSEHOLD PRODUCTS 0.1%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  1,000                                      63


28 See financial notes.

      INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      INSURANCE 8.7%
      --------------------------------------------------------------------------
      ACE Ltd.  4,400                                                        158
      Aetna, Inc.  2,500                                                     144
      AFLAC, Inc.  8,200                                                     299
      The Allstate Corp.  11,200                                             442
      AMBAC Financial Group, Inc.  1,800                                     127
 =(3) American International Group, Inc.  41,548                           2,527
      AON Corp.  5,050                                                       111
      Chubb Corp.  3,000                                                     201
      CIGNA Corp.  2,300                                                     131
      Cincinnati Financial Corp.  2,600                                      106
      Hartford Financial Services Group,
      Inc.  4,400                                                            242
      Jefferson-Pilot Corp.  2,200                                           105
      John Hancock Financial Services, Inc.  4,541                           161
      Lincoln National Corp.  2,800                                          112
      Loews Corp.  3,000                                                     129
      MBIA, Inc.  2,350                                                      140
      Metlife, Inc.  12,078                                                  379
      MGIC Investment Corp.  1,600                                            82
      Principal Financial Group, Inc.  5,200                                 163
      Prudential Financial, Inc.  8,800                                      340
      Safeco Corp.  2,300                                                     85
      St. Paul Cos., Inc.  3,700                                             141
      Torchmark Corp.  1,900                                                  83
      Travelers Property Casualty Corp.,
      Class B  16,099                                                        264
      UnumProvident Corp.  4,649                                              76
      XL Capital Ltd., Class A  2,100                                        146
                                                                     -----------
                                                                           6,894
      MEDIA 6.6%
      --------------------------------------------------------------------------
      Clear Channel Communications,
      Inc.  9,839                                                            402
 o(9) Comcast Corp., Class A  35,883                                       1,217
      Gannett Co., Inc.  4,400                                               370
      R.R. Donnelley & Sons Co.  1,900                                        49
    o Time Warner, Inc.  71,700                                            1,096
      Tribune Co.  5,080                                                     249
      Viacom, Inc., Class B  27,901                                        1,113
      The Walt Disney Co.  32,400                                            734
                                                                     -----------
                                                                           5,230
      MISCELLANEOUS FINANCE 12.6%
      --------------------------------------------------------------------------
      The Bear Stearns Cos., Inc.  1,501                                     114
      Capital One Financial Corp.  3,600                                     219
    / The Charles Schwab Corp.  21,600                                       293
      Charter One Financial, Inc.  3,652                                     117
 =(1) Citigroup, Inc.  82,273                                              3,900
      Countrywide Financial Corp.  2,200                                     231
      Franklin Resources, Inc.  4,100                                        194
      Freddie Mac  11,100                                                    623
      Golden West Financial Corp.  2,400                                     241
      Goldman Sachs Group, Inc.  7,600                                       714
      Janus Capital Group, Inc.  3,700                                        52
      Lehman Brothers Holdings, Inc.  3,800                                  274
      MBNA Corp.  20,400                                                     505
      Merrill Lynch & Co., Inc.  14,900                                      882
      Morgan Stanley  17,400                                                 955
    o Providian Financial Corp.  4,600                                        51
      Washington Mutual, Inc.  14,750                                        645
                                                                     -----------
                                                                          10,010
      NON-DURABLES & ENTERTAINMENT 1.1%
      --------------------------------------------------------------------------
    o American Greetings Corp., Class A  1,000                                21
      Darden Restaurants, Inc.  2,700                                         57
      Fortune Brands, Inc.  2,300                                            150
      Hasbro, Inc.  2,850                                                     62
      McDonald's Corp.  20,300                                               508
      Wendy's International, Inc.  1,700                                      63
                                                                     -----------
                                                                             861
      NON-FERROUS METALS 0.7%
      --------------------------------------------------------------------------
      Alcoa, Inc.  13,432                                                    424
      Engelhard Corp.  2,100                                                  60
    o Phelps Dodge Corp.  1,420                                               88
                                                                     -----------
                                                                             572
      OIL: DOMESTIC 1.7%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  1,500                                               77
      Ashland, Inc.  900                                                      34
      ConocoPhillips  10,852                                                 620
      Kerr-McGee Corp.  1,600                                                 66
      Marathon Oil Corp.  4,900                                              145
    o Nabors Industries Ltd.  2,350                                           89


                                                         See financial notes. 29

      INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Sunoco, Inc.  1,300                                                     57
    o Transocean, Inc.  5,048                                                 97
      Unocal Corp.  4,200                                                    133
                                                                     -----------
                                                                           1,318
      OIL: INTERNATIONAL 6.5%
      --------------------------------------------------------------------------
  (8) ChevronTexaco Corp.  17,112                                          1,271
 =(2) Exxon Mobil Corp.  105,950                                           3,876
                                                                     -----------
                                                                           5,147
      OPTICAL & PHOTO 0.4%
      --------------------------------------------------------------------------
    o Corning, Inc.  21,200                                                  233
      Eastman Kodak Co.  4,500                                               110
                                                                     -----------
                                                                             343
      PAPER & FOREST PRODUCTS 1.0%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  1,000                                              28
      Georgia-Pacific Corp.  4,010                                           105
      International Paper Co.  7,715                                         304
    o Louisiana-Pacific Corp.  1,700                                          32
      MeadWestvaco Corp.  3,146                                               82
      Temple-Inland, Inc.  800                                                43
      Weyerhaeuser Co.  3,500                                                211
                                                                     -----------
                                                                             805
      PRODUCER GOODS & MANUFACTURING 2.8%
      --------------------------------------------------------------------------
      Caterpillar, Inc.  5,600                                               410
      Cooper Industries Ltd., Class A  1,500                                  79
      Deere & Co.  3,900                                                     237
      Dover Corp.  3,300                                                     129
      Honeywell International, Inc.  13,687                                  419
      Illinois Tool Works, Inc.  4,900                                       360
      Ingersoll-Rand Co., Class A  2,800                                     169
      Johnson Controls, Inc.  1,400                                          151
      Pall Corp.  1,900                                                       45
      Parker Hannifin Corp.  1,900                                            97
      Snap-On, Inc.  1,000                                                    29
      W.W. Grainger, Inc.  1,200                                              55
                                                                     -----------
                                                                           2,180
      RAILROAD & SHIPPING 0.8%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp.  5,800                              168
      CSX Corp.  3,500                                                       111
      Norfolk Southern Corp.  6,200                                          125
      Union Pacific Corp.  4,000                                             251
                                                                     -----------
                                                                             655
      REAL PROPERTY 0.8%
      --------------------------------------------------------------------------
      Apartment Investment & Management Co.,
      Class A  1,500                                                          61
      Equity Office Properties Trust  6,300                                  176
      Equity Residential  4,400                                              129
      Plum Creek Timber Co., Inc.  2,900                                      76
      ProLogis  2,900                                                         86
      Simon Property Group, Inc.  3,100                                      140
                                                                     -----------
                                                                             668
      RETAIL 3.6%
      --------------------------------------------------------------------------
      Albertson's, Inc.  5,838                                               118
    o Autonation, Inc.  4,300                                                 80
    o Big Lots, Inc.  1,800                                                   27
      Circuit City Stores, Inc.  3,100                                        30
    o Costco Wholesale Corp.  7,400                                          262
      CVS Corp.  6,200                                                       218
      Dillards, Inc., Class A  1,200                                          19
      Federated Department Stores, Inc.  3,200                               152
      J.C. Penney Co., Inc. Holding Co.  4,400                               104
    o Kroger Co.  11,800                                                     206
      Limited Brands, Inc.  8,400                                            148
      The May Department Stores Co.  4,500                                   126
      Nordstrom, Inc.  2,100                                                  64
    o Office Depot, Inc.  4,800                                               72
    o Safeway, Inc.  7,000                                                   148
      Sears, Roebuck & Co.  4,800                                            253
    o Staples, Inc.  7,800                                                   209
      Target Corp.  14,400                                                   572
    o Toys `R' Us, Inc.  3,700                                                48
      Winn-Dixie Stores, Inc.  2,200                                          18
                                                                     -----------
                                                                           2,874


30 See financial notes.

      INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      STEEL 0.2%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  550                                        4
      Nucor Corp.  1,200                                                      66
      United States Steel Corp.  1,600                                        38
      Worthington Industries, Inc.  1,400                                     20
                                                                     -----------
                                                                             128
      TELEPHONE 5.9%
      --------------------------------------------------------------------------
      Alltel Corp.  5,100                                                    241
      AT&T Corp.  12,452                                                     231
    o AT&T Wireless Services, Inc.  42,845                                   311
      BellSouth Corp.  29,400                                                774
      CenturyTel, Inc.  2,500                                                 89
    o Citizens Communications Co.  4,248                                      53
  (7) SBC Communications, Inc.  53,100                                     1,273
      Sprint Corp. (FON Group)  14,300                                       229
  (6) Verizon Communications, Inc.  43,900                                 1,475
                                                                     -----------
                                                                           4,676
      TOBACCO 0.1%
      --------------------------------------------------------------------------
      R.J. Reynolds Tobacco Holdings, Inc. 1,300                              62

      TRAVEL & RECREATION 1.1%
      --------------------------------------------------------------------------
      Brunswick Corp.  1,600                                                  48
      Carnival Corp.  10,000                                                 349
      Harrah's Entertainment, Inc.  1,700                                     74
      Hilton Hotels Corp.  5,900                                              93
      Marriott International, Inc., Class A  3,700                           160
      Starwood Hotels & Resorts
      Worldwide, Inc.  3,200                                                 108
                                                                     -----------
                                                                             832
      TRUCKING & FREIGHT 0.2%
      --------------------------------------------------------------------------
      Paccar, Inc.  1,950                                                    154
      Ryder Systems, Inc.  1,200                                              36
                                                                     -----------
                                                                             190
      UTILITIES: ELECTRIC & GAS 5.4%
      --------------------------------------------------------------------------
    o Allegheny Energy, Inc.  2,100                                           22
      Ameren Corp.  2,500                                                    112
      American Electric Power Co., Inc.  6,440                               181
    o Calpine Corp.  6,000                                                    28
      Centerpoint Energy, Inc.  5,400                                         53
      Cinergy Corp.  2,800                                                   102
    o CMS Energy Corp.  2,200                                                 18
      Consolidated Edison, Inc.  3,500                                       142
      Constellation Energy Group, Inc.  2,800                                102
      Dominion Resources, Inc.  5,048                                        311
      DTE Energy Co.  2,600                                                   96
      Duke Energy Corp.  14,300                                              260
    o Dynegy, Inc., Class A  5,500                                            22
    o Edison International  5,600                                            110
      El Paso Corp.  9,073                                                    67
      Entergy Corp.  3,700                                                   199
      Exelon Corp.  5,300                                                    336
      FirstEnergy Corp.  5,122                                               176
      FPL Group, Inc.  2,900                                                 185
      KeySpan Corp.  2,500                                                    87
      Kinder Morgan, Inc.  2,145                                             115
      Nicor, Inc.  800                                                        27
      NiSource, Inc.  4,515                                                   93
      Peoples Energy Corp.  500                                               20
    o PG&E Corp.  6,600                                                      161
      Pinnacle West Capital Corp.  1,500                                      55
      PPL Corp.  2,800                                                       112
      Progress Energy, Inc.  3,806                                           164
      Public Service Enterprise Group,
      Inc.  3,500                                                            143
      Sempra Energy  3,300                                                    92
      The Southern Co.  11,500                                               343
      TECO Energy, Inc.  3,000                                                39
      TXU Corp.  5,000                                                       114
      Williams Cos., Inc.  8,400                                              86
      Xcel Energy, Inc.  6,410                                               105
                                                                     -----------
                                                                           4,278

      SHORT-TERM INVESTMENT
      1.3% of net assets

      Provident Institutional
      TempFund  1,041,239                                                  1,041


                                                         See financial notes. 31

      INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

      PORTFOLIO HOLDINGS continued

      SECURITY                                         FACE VALUE     MKT. VALUE
        RATE, MATURITY DATE                            ($ x 1,000)   ($ x 1,000)
      U.S. TREASURY OBLIGATIONS
      0.1% of net assets

    = U.S. Treasury Bills
        0.85%-0.93%, 12/18/03                                 60              60

      END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      33.7% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      --------------------------------------------------------------------------
      American Express Centurion Bank
        1.11%, 12/12/03                                      103             103
        1.11%, 01/27/04                                      148             148
      American Express Credit Corp.
        1.11%, 04/16/04                                      536             536
        1.09%, 05/13/04                                      171             171
      Canadian Imperial Bank Corp.
        1.09%, 05/28/04                                      624             623
      CC USA, Inc.
        1.08%, 11/17/03                                      134             133
      Concord Minutemen Capital Corp.
        1.11%, 01/09/04                                    3,736           3,726
        1.08%, 11/14/03                                      571             570
        1.08%, 11/18/03                                      341             341
        1.07%, 11/19/03                                    1,815           1,814
      Crown Point Funding Corp.
        1.11%, 11/16/04                                      445             444
        1.08%, 11/14/03                                      220             219
      Depfa Bank PLC
        1.08%, 11/18/03                                    1,286           1,282
      Fairway Finance Corp.
        1.10%, 01/12/04                                      133             133
      General Electric Capital Corp.
        1.08%, 05/10/04                                      831             831
      Lexington Parker
        1.07%, 11/06/03                                      944             943
      Svenska Handelsbanken
        1.39%, 10/27/04                                      147             147
      Tulip Funding Corp.
        1.07%, 11/10/03                                    1,738           1,736
      Westdeutsche Landesbank AG
        1.09%, 09/23/04                                      640             640
        1.09%, 09/29/04                                      222             222
                                                                          ------
                                                                          14,762

      SHORT-TERM INVESTMENT
      --------------------------------------------------------------------------
      Wells Fargo Bank Time Deposit
        1.06%, 11/03/03                                    1,529           1,529

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES
      --------------------------------------------------------------------------
      Institutional Money Market
      Trust 10,432,383                                                    10,432

      END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.


 32  See financial notes.

INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value (including
   $25,908 of securities on loan)                                        $79,068 a
Collateral held for securities on loan                                    26,723
Receivables:
   Fund shares sold                                                          120
   Interest                                                                    1
   Dividends                                                                 134
   Due from broker for futures                                                 2
   Income from securities on loan                                              2
Prepaid expenses                                                      +       10
                                                                      ----------
TOTAL ASSETS                                                             106,060

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                    26,723
Payables:
   Fund shares redeemed                                                       11
   Investment adviser and administrator fees                                   1
Accrued expenses                                                      +       45
                                                                      ----------
TOTAL LIABILITIES                                                         26,780

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             106,060
TOTAL LIABILITIES                                                     -   26,780
                                                                      ----------
NET ASSETS                                                               $79,280

NET ASSETS BY SOURCE

Capital received from investors                                          110,995
Net investment income not yet distributed                                  1,097
Net realized capital losses                                              (34,243)
Net unrealized capital gains                                               1,431 b

NET ASSET VALUE (NAV)
                                   SHARES
NET ASSETS        /           OUTSTANDING        =           NAV
   $79,280                          9,157                  $8.66

   Unless stated, all numbers x 1,000.

a The fund paid $77,672 for these securities. Not counting short-term obligations and government securities, the fund paid $16,837 for securities during the report period and received $23,115 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had five open S&P 500 futures contracts due to expire on December 18, 2003, with an aggregate contract value of $1,312 and net unrealized gains of $35.

FEDERAL TAX DATA
--------------------------------------------------------------------------------
PORTFOLIO COST                                                           $79,551

NET UNREALIZED GAINS AND LOSSES:
Gains                                                                    $12,696
Losses                                                                +  (13,179)
                                                                      ----------
                                                                           ($483)

UNDISTRIBUTED EARNINGS:
Ordinary income                                                           $1,098
Long-term capital gains                                                     $ --

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                                                     Loss amount
  2010                                                                   $25,956
  2011                                                                +    6,374
                                                                      ----------
                                                                         $32,330


                                                         See financial notes. 33

INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                 $1,521
Interest                                                                       5
Securities on loan                                                    +        9
                                                                      ----------
TOTAL INVESTMENT INCOME                                                    1,535

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                   (6,161)
Net realized gains on futures contracts                               +       34
                                                                      ----------
NET REALIZED LOSSES                                                       (6,127)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       20,445
Net unrealized gains on futures contracts                             +       24
                                                                      ----------
NET UNREALIZED GAINS                                                      20,469

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    140 a
Transfer agent and shareholder service fees                                   70 b
Trustees' fees                                                                 5 c
Custodian fees                                                                14
Portfolio accounting fees                                                     10
Professional fees                                                             22
Registration fees                                                             21
Shareholder reports                                                           16
Interest expenses                                                              1
Other expenses                                                         +      13
                                                                      ----------
Total expenses                                                               312
Expense reduction                                                      -     135 d
                                                                      ----------
NET EXPENSES                                                                 177

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    1,535
NET EXPENSES                                                           -     177
                                                                      ----------
NET INVESTMENT INCOME                                                      1,358
NET REALIZED LOSSES                                                       (6,127) e
NET UNREALIZED GAINS                                                   +  20,469 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $15,700

Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.20% of the first $1 billion and 0.18% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets. These fees are paid to Charles Schwab & Co.

c  For the fund's independent trustees only.

d Includes $120 from the investment adviser (CSIM) and $15 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through December 31, 2005, to 0.25% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $14,342.


34 See financial notes.

INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             11/1/02-10/31/03   11/1/01-10/31/02
Net investment income                                  $1,358             $1,845
Net realized losses                                    (6,127)           (22,048)
Net unrealized gains                              +    20,469              5,276
                                                  ------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                        15,700            (14,927)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                    1,700              2,118 a
Distributions from net realized gains             +        --              4,400
                                                  ------------------------------
TOTAL DISTRIBUTIONS PAID                               $1,700             $6,518 b

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                        11/1/02-10/31/03        11/1/01-10/31/02
                                     SHARES        VALUE      SHARES       VALUE
Shares sold                           3,034      $23,065       4,767     $40,217
Shares reinvested                       200        1,408         611       5,412
Shares redeemed                 +    (3,938)     (29,626)     (9,892)    (81,906) c
                                ------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                         (704)     ($5,153)     (4,514)   ($36,277)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                       11/1/02-4/30/03         11/1/01-10/31/02
                                     SHARES   NET ASSETS      SHARES  NET ASSETS
Beginning of period                   9,861      $70,433      14,375    $128,155
Total increase
or decrease                     +      (704)       8,847      (4,514)    (57,722) d
                                ------------------------------------------------
END OF PERIOD                         9,157      $79,280       9,861     $70,433  e

Unless stated, all numbers x 1,000.

a  UNAUDITED
   For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b  The tax-basis components of distributions paid are:

CURRENT PERIOD:
Ordinary Income                      $1,700
Long-term capital gains                $--

PRIOR PERIOD:
Ordinary Income                         $3,921
Long-term capital gains                 $2,597

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

CURRENT PERIOD                          $12
PRIOR PERIOD                            $64

   Dollar amounts are net of the redemption proceeds.

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $1,097 and $1,439 for the current period and prior period, respectively.


                                                         See financial notes. 35

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                       11/1/02-    11/1/01-   11/1/00-    11/1/99-    2/1/99 1-
                                                        10/31/03    10/31/02   10/31/01    10/31/00    10/31/99
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      9.50       10.82      11.23        9.89       10.00
                                                       -----------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                    0.11        0.10       0.09        0.09        0.07
   Net realized and unrealized gains or losses              3.04      (0.32)       0.32        1.74       (0.18)
                                                       -----------------------------------------------------------
   Total income or loss from investment operations          3.15      (0.22)       0.41        1.83       (0.11)
Less distributions:
   Dividends from net investment income                    (0.10)      (0.10)     (0.08)      (0.09)         --
   Distributions from net realized gains                      --       (1.00)     (0.74)      (0.40)         --
                                                       -----------------------------------------------------------
   Total distributions                                     (0.10)      (1.10)     (0.82)      (0.49)         --
                                                       -----------------------------------------------------------
Net asset value at end of period                           12.55        9.50      10.82       11.23        9.89
                                                       -----------------------------------------------------------
Total return (%)                                           33.52       (3.32)      4.14       19.42       (1.10) 2
RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                   0.32        0.32 3     0.32        0.27 4      0.00 5
   Gross operating expenses                                 0.63        0.61       0.61        0.66        0.98 5
   Net investment income                                    0.95        0.81       0.87        0.94        1.25 5
Portfolio turnover rate                                       36          56         69          71          38 2
Net assets, end of period ($ x 1,000,000)                     36          37         47          39          32

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 0.33% if certain non-routine expenses (interest expense) had been included.

4 The ratio of net operating expenses would have been 0.28% if certain non-routine expenses (proxy fees) had been included.

5 Annualized.


36 See financial notes.

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 o  Non-income producing security
 =  Collateral for open futures contracts

                                                       COST         MARKET VALUE
HOLDINGS BY CATEGORY                                ($x1,000)         ($x1,000)
--------------------------------------------------------------------------------
 99.3%    COMMON STOCK                                28,223            35,596

  0.1%    U.S. TREASURY
          OBLIGATION                                      25                25
--------------------------------------------------------------------------------
 99.4%    TOTAL INVESTMENTS                           28,248            35,621

  6.8%    COLLATERAL INVESTED FOR
          SECURITIES ON LOAN                           2,441             2,441

 (6.2)%   OTHER ASSETS AND
          LIABILITIES, NET                                              (2,229)
--------------------------------------------------------------------------------
100.0%    TOTAL NET ASSETS                                              35,833


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.3% of net assets

      AEROSPACE / DEFENSE 1.7%
      --------------------------------------------------------------------------
    o Armor Holdings, Inc.  5,000                                             97
    o DRS Technologies, Inc.  3,600                                           87
      EDO Corp.  3,600                                                        80
    o Esterline Technologies Corp.  3,800                                     84
      GenCorp, Inc.  7,900                                                    75
      Kaman Corp., Class A  4,100                                             50
    o Veeco Instruments, Inc.  4,800                                         122
                                                                           -----
                                                                             595
      AIR TRANSPORTATION 1.3%
      --------------------------------------------------------------------------
    o AAR Corp. 5,200                                                         57
    o Atlantic Coast Airlines Holdings, Inc.  7,100                           78
    o Frontier Airlines, Inc.  5,100                                          82
    o Mesa Air Group, Inc.  5,200                                             56
      SkyWest, Inc. 9,900                                                    183
                                                                           -----
                                                                             456
      APPAREL 2.3%
      --------------------------------------------------------------------------
   o= Ashworth, Inc.  1,400                                                   12
      Brown Shoe Co., Inc.  3,200                                            111
      Haggar Corp.  1,100                                                     17
      Kellwood Co.  4,800                                                    179
      Oxford Industries, Inc.  1,100                                          75
      Phillips-Van Heusen Corp.  5,000                                        86
      Russell Corp.  5,300                                                    97
      Stride Rite Corp.  7,200                                                87
      Wolverine World Wide, Inc.  7,300                                      147
                                                                           -----
                                                                             811
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 2.1%
      --------------------------------------------------------------------------
      A.O. Smith Corp., Class B  5,200                                       165
      Coachmen Industries, Inc.  2,400                                        37
   o  Fleetwood Enterprises, Inc.  6,600                                      67
   o  Group 1 Automotive, Inc.  3,800                                        135
   o  Midas, Inc.  2,400                                                      32
   o  Monaco Coach Corp.  4,700                                              113
      Myers Industries, Inc.  5,500                                           67
      Standard Motor Products, Inc.  2,800                                    31
   o  TBC Corp. 3,500                                                         95
   o  Tower Automotive, Inc.  7,700                                           31
                                                                           -----
                                                                             773
      BANKS 5.4%
      --------------------------------------------------------------------------
      Anchor Bancorp Wisconsin, Inc.   4,100                                 102
      Brookline Bancorp, Inc.  9,500                                         141
      Chittenden Corp.  6,500                                                209
      First Republic Bank  2,500                                              89
    o FirstFed Financial Corp.  3,100                                        140
      Irwin Financial Corp.  4,700                                           132
      MAF Bancorp., Inc.  4,300                                              180
      Provident Bankshares Corp.  4,305                                      134
      Riggs National Corp.  4,600                                             76
      The South Financial Group, Inc.  8,300                                 217
      Susquehanna Bancshares, Inc.  6,800                                    170
      Umpqua Holdings Corp.  4,000                                            82
 =(7) Whitney Holding Corp.  7,150                                           271
                                                                           -----
                                                                           1,943


                                                         See financial notes. 37

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      BUSINESS MACHINES & SOFTWARE 2.8%
      --------------------------------------------------------------------------
   =o Adaptec, Inc. 18,700                                                   159
      Analogic Corp. 2,400                                                   105
    o Artesyn Technologies, Inc.  7,100                                       58
      Black Box Corp.  3,200                                                 138
    o Brooktrout, Inc.  2,400                                                 34
    o Concerto Software, Inc.  1,400                                          17
    o Digi International, Inc.  3,600                                         33
    o Imagistics International, Inc.  3,100                                  100
    o Input/Output, Inc.  9,200                                               38
    o Invision Technologies, Inc.  3,100                                      84
      Landamerica Financial Group, Inc.  3,400                               170
    o Roxio, Inc.  3,900                                                      40
    o Ultimate Electronics, Inc.  2,000                                       18
                                                                           -----
                                                                             994
      BUSINESS SERVICES 8.5%
      --------------------------------------------------------------------------
    o 4Kids Entertainment, Inc.  2,400                                        59
      ABM Industries, Inc.  8,700                                            135
    o American Management Systems, Inc.  7,700                               114
      Angelica Corp.  1,700                                                   35
      Bowne & Co., Inc.  5,400                                                81
    o Catapult Communications Corp.  1,900                                    26
      CDI Corp.  3,200                                                       105
 o(9) Cerner Corp.  5,900                                                    250
    o Ciber, Inc.  11,700                                                    108
    o Cross Country Healthcare, Inc.  5,000                                   69
    o eFunds Corp.  8,500                                                    136
      G&K Services, Inc., Class A  3,700                                     122
    o Global Imaging Systems, Inc.  3,500                                    102
    o Heidrick & Struggles International, Inc.  3,300                         65
    o Insurance Auto Auctions, Inc.  1,700                                    22
    o JDA Software Group, Inc.  4,500                                         96
    o Kroll, Inc.  6,800                                                     158
    o Mapinfo Corp.  2,600                                                    24
    o MAXIMUS, Inc.  3,800                                                   133
    o Metro One Telecommunications  1,800                                      5
    o MRO Software, Inc.  4,500                                               57
      Nautilus Group, Inc.  5,300                                             83
    o NCO Group, Inc.  4,700                                                 112
    o NYFIX, Inc.  5,500                                                      44
    o On Assignment, Inc.  2,900                                              15
    o Paxar Corp.  6,300                                                      75
    o Pegasus Solutions, Inc.  3,600                                          39
    o Phoenix Technologies Ltd.  3,000                                        20
    o PRG-Schultz International, Inc.  10,900                                 52
    o QRS Corp.  2,900                                                        30
    o Radiant Systems, Inc.  3,600                                            24
      Roto-Rooter, Inc.  1,500                                                53
    o SourceCorp  3,000                                                       70
    o Spherion Corp.  9,700                                                   84
    o SPSS, Inc.  3,200                                                       58
      The Standard Register Co.  5,200                                        92
    o Systems & Computer Technology Corp.  6,000                              88
      Talx Corp.  1,900                                                       41
    o URS Corp.  5,700                                                       125
    o Volt Information Sciences, Inc.  2,800                                  49
                                                                           -----
                                                                           3,056
      CHEMICALS 1.8%
      --------------------------------------------------------------------------
      A. Schulman, Inc.  4,700                                                89
      Arch Chemicals, Inc.  4,100                                             91
      H.B. Fuller Co.  5,000                                                 124
   =o OM Group, Inc.  4,600                                                   82
    o Omnova Solutions, Inc.  5,400                                           19
      Penford Corp.  1,600                                                    22
    o PolyOne Corp.  14,700                                                   71
      Tredegar Corp.  6,400                                                  100
      Wellman, Inc. 5,100                                                     42
                                                                           -----
                                                                             640
      CONSTRUCTION 2.6%
      --------------------------------------------------------------------------
      Apogee Enterprises, Inc.  4,400                                         46
      Building Material Holding Corp.  1,900                                  27
    o EMCOR Group, Inc.  2,300                                                87
    o Insituform Technologies, Inc., Class A  4,800                           68
  (3) MDC Holdings, Inc.  5,184                                              349
  (6) Standard-Pacific Corp.  5,700                                          273
      Texas Industries, Inc.  3,300                                           89
                                                                           -----
                                                                             939


38 See financial notes.

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CONSUMER DURABLES 1.5%
      --------------------------------------------------------------------------
    o Applica, Inc. 3,700                                                     27
      Bassett Furniture Industries, Inc.  2,200                               35
    o Griffon Corp.  4,990                                                    96
      Haverty Furniture Cos., Inc.  3,900                                     81
    o Interface, Inc., Class A  8,500                                         47
      National Presto Industries, Inc.  1,200                                 42
    o Salton, Inc.  2,000                                                     21
      Skyline Corp.  1,400                                                    48
      Sturm Ruger & Co., Inc.  4,200                                          48
      Thomas Industries, Inc.  2,800                                          85
                                                                           -----
                                                                             530
      CONTAINERS 0.1%
      --------------------------------------------------------------------------
    o Mobile Mini, Inc. 2,400                                                 51

      ELECTRONICS 10.2%
      --------------------------------------------------------------------------
      Acuity Brands, Inc.  7,500                                             161
      Agilysys, Inc . 4,800                                                   49
    o Alliance Semiconductor Corp.  6,300                                     49
    o Anixter International, Inc.  6,000                                     143
    o Audiovox Corp., Class A  3,400                                          41
    o Axcelis Technologies, Inc.  16,300                                     172
      Bel Fuse, Inc., Class B  2,000                                          53
      Belden, Inc.  4,600                                                     86
    o Bell Microproducts, Inc.  3,700                                         31
    o Benchmark Electronics, Inc.  4,500                                     219
    o Brooks Automation, Inc.  6,000                                         150
      C&D Technologies, Inc.  4,700                                           94
    o C-COR.net Corp.  6,200                                                  62
    o Cable Design Technologies Corp.  6,750                                  65
    o Captaris, Inc. 5,000                                                    30
    o Checkpoint Systems, Inc.  6,000                                        113
    o Coherent, Inc. 5,300                                                   122
      CTS Corp. 6,200                                                         69
    o Dupont Photomasks, Inc.  2,800                                          65
    o Electro Scientific Industries, Inc.  4,600                             113
    o ESS Technology, Inc.  6,800                                             94
    o Exar Corp.  6,700                                                      108
    o FEI Co.  5,300                                                         126
    o Gerber Scientific, Inc.  4,000                                          32
    o Hutchinson Technology, Inc.  4,500                                     151
    o Intermagnetics General Corp.  2,600                                     61
      Methode Electronics, Class A  6,600                                     79
      Park Electrochemical Corp.  3,100                                       76
    o Pericom Semiconductor Corp.  4,000                                      46
    o Radisys Corp. 3,200                                                     63
    o Rudolph Technologies, Inc.  2,500                                       65
    o SBS Technologies, Inc.  2,500                                           34
    o SCM Microsystems, Inc.  2,500                                           21
   =o Skyworks Solutions, Inc.  24,300                                       208
    o Standard Microsystems Corp.  3,100                                      93
    o Symmetricom, Inc.  7,600                                                55
    o Technitrol, Inc. 7,300                                                 159
    o THQ, Inc.  6,100                                                       108
    o Three-Five Systems, Inc.  2,200                                         10
    o Tollgrade Communications, Inc.  1,800                                   28
    o Viasat, Inc. 4,700                                                      92
    o Vicor Corp. 7,600                                                       77
                                                                           -----
                                                                           3,673
      ENERGY: RAW MATERIALS 3.2%
      --------------------------------------------------------------------------
    o Atwood Oceanics, Inc.  2,200                                            57
    o Cimarex Energy Co.  6,800                                              139
    o Dril-Quip, Inc.  3,200                                                  48
    o Kirby Corp.  4,400                                                     129
      Massey Energy Co.  13,600                                              189
    o Offshore Logistics, Inc.  4,000                                         87
    o Seacor Smit, Inc.  3,100                                               119
    o Southwestern Energy Co.  5,900                                         115
    o Swift Energy Co.  4,200                                                 58
   =o Tom Brown, Inc.  7,200                                                 195
                                                                           -----
                                                                           1,136
      FOOD & AGRICULTURE 2.5%
      --------------------------------------------------------------------------
    = Corn Products International, Inc.  6,400                               217
      Flowers Foods, Inc.  8,000                                             190
    o Hain Celestial Group, Inc.  5,600                                      118
    o International Multifoods Corp.  3,100                                   69
    o J & J Snack Foods Corp.  1,500                                          54
      Lance, Inc.  4,900                                                      64
      Nash Finch Co.  1,800                                                   28
    o Ralcorp Holdings, Inc.  5,900                                          162
                                                                           -----
                                                                             902


                                                         See financial notes. 39

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS continued


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      HEALTHCARE / DRUGS & MEDICINE 5.7%
      --------------------------------------------------------------------------
      Alpharma, Inc., Class A  8,500                                         155
    o Arqule, Inc.  3,700                                                     19
      Cambrex Corp.  4,200                                                    99
    o Cima Labs, Inc.  2,200                                                  69
    o Conmed Corp.  5,000                                                    102
    o Curative Health Services, Inc.  1,900                                   27
      Datascope Corp.  2,700                                                  90
    o Haemonetics Corp.  4,400                                               101
    o Hologic, Inc.  3,600                                                    49
      Invacare Corp.  5,000                                                  205
      Nature's Sunshine Products, Inc.  2,300                                 18
    o Orthodontic Centers of America, Inc.  8,300                             73
    o Parexel International Corp.  4,100                                      69
   =o Pediatrix Medical Group, Inc.  4,000                                   214
    o Province Healthcare Co.  8,900                                         114
    o RehabCare Group, Inc.  2,900                                            45
    o Savient Pharmaceuticals, Inc.  9,600                                    58
    o Sola International, Inc.  4,500                                         77
    o Sunrise Senior Living, Inc.  4,000                                     116
    o Theragenics Corp.  3,600                                                16
    o US Oncology, Inc.  14,700                                              161
    o Viasys Healthcare, Inc.  4,800                                          87
      Vital Signs, Inc.  2,200                                                67
                                                                           -----
                                                                           2,031
      INSURANCE 3.7%
      --------------------------------------------------------------------------
      Delphi Financial Group, Inc., Class A  3,545                           179
      Fremont General Corp.  13,800                                          229
      Hooper Holmes, Inc.  11,500                                             60
    o Philadelphia Consolidated Holding Co.  3,800                           179
      Presidential Life Corp.  4,800                                          74
      RLI Corp.  4,100                                                       138
      SCPIE Holdings, Inc.  1,300                                             17
      Selective Insurance Group, Inc.  4,400                                 135
    o Stewart Information Services Corp.  3,200                              100
    o UICI  8,000                                                            120
      Zenith National Insurance Corp.  2,900                                  89
                                                                           -----
                                                                           1,320
      MEDIA 0.7%
      --------------------------------------------------------------------------
    = Advanced Marketing Services, Inc.  3,000                                34
    o Consolidated Graphics, Inc.  2,400                                      67
    o Information Holdings, Inc.  3,400                                       76
    o Network Equipment Technologies, Inc.  3,600                             38
      Thomas Nelson, Inc. 2,600                                               41
                                                                           -----
                                                                             256
      MISCELLANEOUS FINANCE 5.2%
      --------------------------------------------------------------------------
    o Bankunited Financial Corp., Class A  4,900                             108
      Cash America International, Inc.  4,400                                 84
    = Commercial Federal Corp.  7,900                                        203
    = Downey Financial Corp.  4,700                                          216
    o Financial Federal Corp.  3,100                                         104
 =(4) Jefferies Group, Inc.  9,200                                           285
 =(2) Raymond James Financial, Inc.  8,600                                   351
      Seacoast Financial Services Corp.  4,400                               113
    = Staten Island Bancorp., Inc.  9,600                                    191
      SWS Group, Inc.  2,997                                                  65
      Waypoint Financial Corp.  6,240                                        130
                                                                           -----
                                                                           1,850
      NON-DURABLES & ENTERTAINMENT 3.2%
      --------------------------------------------------------------------------
    o A.T. Cross Co., Class A  2,400                                          15
      Action Performance Cos., Inc.  2,700                                    55
    o Department 56, Inc.  2,000                                              28
    o Enesco Group, Inc.  2,500                                               25
    o Huffy Corp.  1,700                                                      10
      IHOP Corp.  3,600                                                      134
    o Jack in the Box, Inc.  6,000                                           109
    o Jakks Pacific, Inc.  3,700                                              48
      Landry's Restaurants, Inc.  4,500                                      113
      Lone Star Steakhouse & Saloon, Inc.  3,759                              82
   =o Midway Games, Inc.  7,200                                               20
    o O'Charleys, Inc.  3,300                                                 56
    o Rare Hospitality International Inc.  5,600                             139
      Russ Berrie & Co., Inc.  3,500                                         126
    o Ryan's Family Steak Houses, Inc.  7,200                                100
      Triarc Cos., Class B  9,800                                            104
                                                                           -----
                                                                           1,164


40 See financial notes.

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      NON-FERROUS METALS 1.9%
      --------------------------------------------------------------------------
   =o A.M. Castle & Co.  1,900                                                10
    o Brush Engineered Materials, Inc.  2,900                                 37
    o Century Aluminum Co.  3,900                                             64
      Commercial Metals Co.  5,100                                           126
      Commonwealth Industries, Inc.  1,800                                    12
    o Imco Recycling, Inc.  2,200                                             17
    o Mueller Industries, Inc.  5,800                                        183
      Reliance Steel & Aluminum Co.  5,800                                   166
    o RTI International Metals, Inc.  3,800                                   46
    o Wolverine Tube, Inc.  1,200                                              6
                                                                           -----
                                                                             667
      OIL: DOMESTIC 2.5%
      --------------------------------------------------------------------------
=o(1) Newfield Exploration Co.  10,000                                       397
    o Nuevo Energy Co.  3,500                                                 69
    o Spinnaker Exploration Co.  5,400                                       138
    o Stone Energy Corp.  4,300                                              156
      Vintage Petroleum, Inc.  11,700                                        135
                                                                           -----
                                                                             895
      OPTICAL & PHOTO 0.3%
      --------------------------------------------------------------------------
    o Meade Instruments Corp.  2,100                                           8
    o Photronics, Inc.  5,500                                                118
                                                                           -----
                                                                             126
      PAPER & FOREST PRODUCTS 1.3%
      --------------------------------------------------------------------------
    o Buckeye Technologies, Inc.  6,800                                       61
    o Caraustar Industries, Inc.  3,900                                       38
      Chesapeake Corp. 2,800                                                  68
      Deltic Timber Corp. 2,200                                               63
    o Lydall, Inc. 2,500                                                      30
      Pope & Talbot, Inc. 2,400                                               34
      Rock-Tennessee Co., Class A  6,300                                     101
      Universal Forest Products, Inc.  2,900                                  86
                                                                           -----
                                                                             481
      PRODUCER GOODS & MANUFACTURING 8.8%
      --------------------------------------------------------------------------
    o Aeroflex, Inc. 10,700                                                   99
      Albany International Corp., Class A  5,900                             182
      Applied Industrial Technologies, Inc.  3,300                            74
    = Aptargroup, Inc.  6,500                                                233
    o Astec Industries, Inc.  3,600                                           46
      Barnes Group, Inc.  3,700                                              108
 =(8) Briggs & Stratton Corp.  4,000                                         260
    = Butler Manufacturing Co.  800                                           14
    o Concord Camera Corp.  5,100                                             65
      Curtiss-Wright Corp.  1,700                                            126
      Fedders Corp.  4,910                                                    29
    o Gardner Denver, Inc.  2,600                                             54
      Hughes Supply, Inc.  4,100                                             158
    o Ionics, Inc.  2,900                                                     83
      JLG Industries, Inc.  6,900                                             82
      Lawson Products, Inc.  1,700                                            51
      Lennox International, Inc.  10,612                                     176
   =o Magnetek, Inc.  2,600                                                   16
      Manitowoc Co., Inc.  4,300                                              93
    o Material Sciences Corp.  2,500                                          23
      Milacron, Inc.  5,000                                                   12
      Regal Beloit  4,600                                                     94
      Robbins & Myers, Inc.  2,600                                            55
    o The Shaw Group, Inc.  6,300                                             86
    o SPS Technologies, Inc.  2,100                                          104
      Standex International Corp.  2,200                                      56
      Stewart & Stevenson Services, Inc.  5,200                               87
 (10) The Timken Co.  14,400                                                 242
    o Triumph Group, Inc.  2,600                                              85
      Valmont Industries, Inc.  4,100                                         85
      Watsco, Inc.  4,400                                                     94
      Watts Water Technologies, Inc., Class A  5,000                          89
      Woodward Governor Co.  1,800                                            83
                                                                           -----
                                                                           3,144
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
    o Kansas City Southern Railway  10,400                                   138

      REAL PROPERTY 1.8%
      --------------------------------------------------------------------------
    = Colonial Properties Trust  4,400                                       163
      Gables Residential Trust  4,700                                        151
      Glenborough Realty Trust, Inc.  4,600                                   90


                                                         See financial notes. 41

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    = Kilroy Realty Corp.  4,700                                             136
      Lexington Corp. Properties Trust  6,000                                115
                                                                           -----
                                                                             655
      RETAIL 7.7%
      --------------------------------------------------------------------------
      Aaron Rents, Inc.  5,300                                               116
=o(5) AnnTaylor Stores Corp.  7,700                                          276
      Burlington Coat Factory Warehouse Corp.  7,500                         161
      Casey's General Stores, Inc.  8,700                                    135
      The Cato Corp., Class A  3,200                                          68
    o The Children's Place Retail Stores, Inc.  4,300                        129
    o The Dress Barn, Inc.  4,500                                             63
    o Duane Reade, Inc.  3,800                                                52
    o Footstar, Inc.  2,800                                                   18
    o Genesco, Inc.  4,000                                                    67
      Goody's Family Clothing, Inc.  6,000                                    63
    o Great Atlantic & Pacific Tea Co.  7,000                                 44
    o Insight Enterprises, Inc.  7,600                                       128
    o Jo-Ann Stores, Inc., Class A  3,400                                    102
    o Linens 'N Things, Inc.  7,400                                          218
    o The Men's Wearhouse, Inc.  7,200                                       212
      Pep Boys-Manny, Moe & Jack  9,000                                      173
    o School Specialty, Inc.  3,100                                           86
    o ShopKo Stores, Inc.  5,300                                              82
    o Stein Mart, Inc.  6,200                                                 45
    o United Stationers, Inc.  5,800                                         216
    o The Wet Seal, Inc., Class A  4,800                                      53
   =o Zale Corp. 4,580                                                       237
                                                                           -----
                                                                           2,744
      STEEL 1.1%
      --------------------------------------------------------------------------
    o Cleveland-Cliffs, Inc.  1,700                                           51
      Intermet Corp.  4,400                                                   19
      Quanex Corp.  2,900                                                    116
      Ryerson Tull, Inc.  4,200                                               34
    o Steel Dynamics, Inc.  8,100                                            151
      Steel Technologies, Inc.  1,600                                         25
                                                                           -----
                                                                             396
      TELEPHONE 0.3%
      --------------------------------------------------------------------------
    o General Communication, Inc., Class A  10,200                           101

      TOBACCO 0.3%
      --------------------------------------------------------------------------
      DIMON, Inc.  6,700                                                      48
      Schweitzer-Mauduit International, Inc.  2,700                           72
                                                                           -----
                                                                             120
      TRAVEL & RECREATION 1.7%
      --------------------------------------------------------------------------
    o Aztar Corp. 5,800                                                      121
    o Bally Total Fitness Holding Corp.  6,000                                40
      Central Parking Corp.  5,900                                            71
    o K2, Inc.  4,500                                                         75
      The Marcus Corp.  5,400                                                 81
    o Pinnacle Entertainment, Inc.  4,000                                     35
    o Prime Hospitality Corp.  7,300                                          66
    o WMS Industries, Inc.  5,000                                            116
                                                                           -----
                                                                             605
      TRUCKING & FREIGHT 1.3%
      --------------------------------------------------------------------------
      Arkansas Best Corp.  4,300                                             142
      Roadway Corp.  3,200                                                   164
      USF Corp.  4,600                                                       147
                                                                           -----
                                                                             453
      UTILITIES: ELECTRIC & GAS 5.4%
      --------------------------------------------------------------------------
      American States Water Co.  2,400                                        59
      Atmos Energy Corp.  8,400                                              206
      Avista Corp.  8,800                                                    150
      Cascade Natural Gas Corp.  1,700                                        33
      Central Vermont Public Service Corp.  2,200                             51
      CH Energy Group, Inc.  2,500                                           109
      Cleco Corp.  8,200                                                     137
    o El Paso Electric Co.  7,800                                             95
    = Energen Corp.  6,000                                                   221
    = Green Mountain Power Corp.  900                                         20
      The Laclede Group, Inc.  3,500                                          99
      Northwest Natural Gas Co.  4,300                                       125
      NUI Corp. 2,600                                                         44


42 See financial notes.

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Southern Union Co.  12,029                                             212
      Southwest Gas Corp.  5,800                                             131
      UIL Holdings Corp.  2,600                                               98
      Unisource Energy Corp.  6,100                                          117
    o Veritas DGC, Inc.  5,000                                                44
                                                                           -----
                                                                           1,951

      SECURITY                                 FACE VALUE
      RATE, MATURITY DATE                      ($ x 1,000)
      U.S. TREASURY OBLIGATION
      0.1% of net assets

    = U.S. Treasury Bill
        0.93%, 12/18/03                            25                         25

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

     SECURITY                                         FACE VALUE     MKT. VALUE
     RATE, MATURITY DATE                              ($ x 1,000)    ($ x 1,000)
     COLLATERAL INVESTED FOR SECURITIES ON LOAN
     6.8% of net assets

     COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
     ----------------------------------------------------------- ---------------
     American Express Centurion Bank
       1.11%, 12/12/03                                       212             212
     Crown Point Funding Corp.
       1.08%, 11/14/03                                       342             341
     Westdeutsche Landesbank AG
       1.09%, 09/23/04                                       140             140
                                                                           -----
                                                                             693

     SHORT-TERM INVESTMENT
     Wells Fargo Bank, Time Deposit
       1.06%, 11/03/03                                       202             202

     SECURITY AND NUMBER OF SHARES

     OTHER INVESTMENT COMPANIES
     ---------------------------------------------------------------------------
     Institutional Money Market
     Trust 1,546,268                                                       1,546

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.

                                                         See financial notes. 43

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value (including
   $2,336 of securities on loan)                                       $35,621 a
Collateral held for securities on loan                                   2,441
Receivables:
   Fund shares sold                                                         32
   Dividends                                                                29
   Investments sold                                                        471
   Income from securities on loan                                            1
Prepaid expenses                                                     +       9
                                                                     ----------
TOTAL ASSETS                                                            38,604

LIABILITIES
-------------------------------------------------------------------------------
Collateral held for securities on loan                                   2,441
Cash overdraft                                                             214
Payables:
   Fund shares redeemed                                                     74
   Due to brokers for futures                                                1
Accrued expenses                                                     +      41
                                                                     ----------
TOTAL LIABILITIES                                                        2,771

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            38,604
TOTAL LIABILITIES                                                    -   2,771
                                                                     ----------
NET ASSETS                                                             $35,833

NET ASSETS BY SOURCE
Capital received from investors                                         29,563
Net investment income not yet distributed                                  268
Net realized capital losses                                             (1,381)
Net unrealized capital gains                                             7,383 b

NET ASSET VALUE (NAV)

                     SHARES
NET ASSETS     /     OUTSTANDING   =    NAV
$35,833              2,856              $12.55

Unless stated, all numbers x 1,000.

a The fund paid $28,248 for these securities. Not counting short-term obligations and government securities, the fund paid $12,718 for securities during the report period and received $24,042 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had one open Russell 2000 futures contract due to expire on December 21, 2003, with an aggregate contract value of $264 and net unrealized gains of $10.

FEDERAL TAX DATA
---------------------------------------------
PORTFOLIO COST                       $28,755
NET UNREALIZED GAINS AND LOSSES:
Gains                                 $9,075
Losses                           +    (2,209)
                                 -----------
                                      $6,866

UNDISTRIBUTED EARNINGS:
Ordinary income                         $268
Long-term capital gains                  $--

CAPITAL LOSSES UTILIZED                 $542

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                Loss amount
   2010                                 $864

44   See financial notes.

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                                 $448
Interest                                                                     1
Securities on loan                                                   +       7
                                                                     ----------
TOTAL INVESTMENT INCOME                                                    456

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                     842
Net realized losses on futures contracts                             +      (9)
                                                                     ----------
NET REALIZED GAINS                                                         833

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on investments                                      9,148
Net unrealized gains on futures contracts                            +      10
                                                                     ----------
NET UNREALIZED GAINS                                                     9,158

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   90 a
Transfer agent and shareholder service fees                                 36 b
Trustees' fees                                                               5 c
Custodian fees                                                              18
Portfolio accounting fees                                                    5
Professional fees                                                           25
Registration fees                                                           15
Shareholder reports                                                         15
Interest expense                                                             1
Other expenses                                                       +      15
                                                                     ----------
Total expenses                                                             225
Expense reduction                                                    -     110 d
                                                                     ----------
NET EXPENSES                                                               115

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    456
NET EXPENSES                                                         -     115
                                                                     ----------
NET INVESTMENT INCOME                                                      341
NET REALIZED GAINS                                                         833 e
NET UNREALIZED GAINS                                                 +   9,158 e
                                                                     ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $10,332

Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.25% of the first $1 billion and 0.23% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $90 from the investment adviser (CSIM) and $20 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through December 31, 2005, to 0.32% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $9,991.

                                                       See financial notes.   45

INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                           11/1/02-10/31/03    11/1/01-10/31/02
Net investment income                                  $341               $413
Net realized gains or losses                            833               (781)
Net unrealized gains or losses             +          9,158               (836)
                                           ------------------------------------
INCREASE OR DECREASE IN NET ASSETS

FROM OPERATIONS                                      10,332             (1,204)
DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income                    401                451 a
Distributions from net realized gains      +             --              4,324
                                           ------------------------------------
TOTAL DISTRIBUTIONS PAID                               $401             $4,775 b

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                11/1/02-10/31/03           11/1/01-10/31/02
                             SHARES           VALUE        SHARES        VALUE
Shares sold                     727          $7,355       1,550       $17,684
Shares reinvested                34             331         328         3,590
Shares redeemed          +   (1,794)        (18,743)     (2,360)      (25,619)
                         -----------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES               (1,033)       ($11,057)       (482)      ($4,345) c

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                11/1/02-10/31/03            11/1/01-10/31/02
                             SHARES      NET ASSETS       SHARES   NET ASSETS
Beginning of period           3,889         $36,959       4,371       $47,283
Total decrease           +   (1,033)         (1,126)       (482)      (10,324) d
                         ------------------------------------------------------
END OF PERIOD                 2,856         $35,833       3,889       $36,959  e

Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

CURRENT PERIOD:
Ordinary Income                 $401
Long-term capital gains          $--

PRIOR PERIOD:
Ordinary Income               $3,482
Long-term capital gains       $1,293

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

CURRENT PERIOD                    $3
PRIOR PERIOD                     $14

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $268 and $328 for the current period and prior period, respectively.

46 See financial notes.

SCHWAB INSTITUTIONAL SELECT(R) FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value
(NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST organized May 7, 1993
   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund(R)
   Schwab Total Stock Market Index Fund(R)
   Schwab International Index Fund(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Core Equity Fund(TM)
   Schwab Dividend Equity Fund(TM)
   Schwab Small-Cap Equity Fund(TM)
   Schwab Hedged Equity Fund(TM)
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund

SCHWAB INSTITUTIONAL SELECT(R) FUNDS

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trusts were in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but they did pay the non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trust to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                  AMOUNT                               WEIGHTED
                               OUTSTANDING          AVERAGE             AVERAGE
                               AT 10/31/03        BORROWING*           INTEREST
FUND                           ($ x 1,000)        ($ x 1,000)          RATE* (%)
--------------------------------------------------------------------------------
INSTITUTIONAL SELECT
  S&P 500 FUND                      74               1,112               2.01
--------------------------------------------------------------------------------
INSTITUTIONAL SELECT
LARGE-CAP VALUE
  INDEX FUND                        --                481                1.57
--------------------------------------------------------------------------------
INSTITUTIONAL SELECT
  SMALL-CAP VALUE
  INDEX FUND                        --                162                1.49
--------------------------------------------------------------------------------

* Based on the number of days for which the borrowing is outstanding.

SCHWAB INSTITUTIONAL SELECT(R) FUNDS

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on wash sales.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in

SCHWAB INSTITUTIONAL SELECT(R) FUNDS

effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Institutional Select S&P 500 Fund
Schwab Institutional Select Large-Cap Value Index Fund
Schwab Institutional Select Small-Cap Value Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Institutional Select S&P 500 Fund, Schwab Institutional Select Large-Cap Value Index Fund and Schwab Institutional Select Small-Cap Value Index Fund, (three of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the "funds") at October 31, 2003, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 12, 2003

INSTITUTIONAL SELECT(R) FUNDS

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds (of which there were 49 as of 10/31/03) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                            TRUST POSITION(S);
NAME AND BIRTHDATE          TRUSTEE SINCE                       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2         Chair, Trustee:                     Chair, Director, The Charles Schwab Corp.; CEO, Director, Schwab
7/29/37                     Family of Funds, 1989;              Holdings, Inc.; Chair, Director, Charles Schwab & Co., Inc.; Charles
                            Investments, 1991;                  Schwab Investment Management, Inc.; Chair, Charles Schwab
                            Capital Trust, 1993;                Holdings, Inc. I, Schwab International Holdings, Inc.; Director,
                            Annuity Portfolios, 1994.           U.S. Trust Corp., United States Trust Co. of New York, The Gap, Inc.
                                                                (clothing retailer), Siebel Systems (software); Trustee, Stanford
                                                                University. Until 6/03: Director, Xsign, Inc. (electronic payment systems). Until 5/03: Co-Chair, The Charles Schwab Corporation.
                                                                Until 5/02: Director, Vodafone AirTouch PLC (telecom). Until 3/02:
                                                                Director, Audiobase, Inc. (Internet audio solutions). Until 7/01:
                                                                Director, The Charles Schwab Trust Company. Until 1/99: Director,
                                                                Schwab Retirement Plan Services, Inc., Mayer & Schweitzer, Inc.
                                                                (securities brokerage subsidiary of The Charles Schwab Corp.),
                                                                Performance Technologies, Inc. (technology), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

INSTITUTIONAL SELECT(R) FUNDS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE          TRUSTEE SINCE                       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1            Trustee:2003                        Vice Chair, EVP, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                     (all trusts)                        Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                                Corporation. Director, Wal-Mart Stores, eBay, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1          Trustee: 2002                       EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                     (all trusts).                       Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE          TRUST OFFICE(S) HELD                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK             President, CEO                      President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                     (all trusts).                       EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                                Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                                9/02: President, CIO, American Century Investment Management;
                                                                Director, American Century Cos., Inc. Until 6/01: CIO, Fixed Income,
                                                                American Century Cos., Inc. Until 1997: SVP, Director, Fixed Income
                                                                and Quantitative Equity Portfolio Management, Twentieth Century
                                                                Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG               Treasurer, Principal                SVP, CFO, Charles Schwab Investment Management, Inc.; VP,
3/7/51                      Financial Officer                   The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                            (all trusts).                       Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD             SVP, Chief Investment               SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                      Officer                             Management, Inc.; CIO, The Charles Schwab Trust Co.
                            (all trusts).
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON              Secretary                           SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                     (all trusts).                       Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                                U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

INSTITUTIONAL SELECT(R) FUNDS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE          TRUSTEE SINCE                       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER          2000 (all trusts).                  Chair, JDN Corp. Advisory LLC; Trustee, Stanford University,
8/13/60                                                         Director, America First Cos., (venture capital/fund management),
                                                                Redwood Trust, Inc. (mortgage finance), Stanford Hospitals and
                                                                Clinics, SRI International (research), PMI Group, Inc. (mortgage insurance), Lucile Packard Children's Hospital. 2001: Special
                                                                Advisor to the President, Stanford University. Until 2002: Director,
                                                                LookSmart, Ltd. (Internet infrastructure). Until 2001: VP, Business
                                                                Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD           Family of Funds, 1989;              CEO, Dorward & Associates (management, marketing and
9/23/31                     Investments, 1991;                  communications consulting). Until 1999: EVP, Managing Director,
                            Capital Trust, 1993;                Grey Advertising.
                            Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER           2000 (all trusts).                  Co-CEO, Aphton Corp. (bio-pharmaceuticals). Director, Non-Executive
11/22/41                                                        Chairman, Solectron Corp. (manufacturing), Airlease Ltd. (aircraft leasing), Mission West Properties (commercial real estate), Networks
                                                                (telecommunications); Public Governor, Member, executive executive committee, Pacific Stock & Options Exchange. Director, Digital
                                                                Microwave Corp. (network equipment). Until 1998: Dean, School of
                                                                Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES            Family of Funds, 1989;              Chair, CEO, Director, Semloh Financial, Inc. (international
5/15/31                     Investments, 1991;                  financial services and investment advice).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH             2000 (all trusts).                  Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                         Director, Pennzoil-Quaker State Co. (oil and gas), Rorento N.V.
                                                                (investments -- Netherlands), Cooper Industries (electrical products); Member, audit committee, Northern Border Partners, L.P.
                                                                (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS          Family of Funds, 1989;              Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                     Investments, 1991;                  Chair, CEO, North American Trust (real estate investments).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY           Family of Funds, 1989;              Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                     Investments, 1991;                  investments).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.

INSTITUTIONAL SELECT(R) FUNDS

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies.

Actively managed funds include multi-manager stock funds, a fund that uses long-short strategies, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104


DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2003 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG14310-04

FUNDS USING SCHWAB EQUITY RATINGS(TM)

      ANNUAL REPORT
      October 31, 2003

      Schwab Core Equity Fund(TM)

      Schwab Dividend Equity Fund(TM)

      Schwab Small-Cap Equity Fund(TM)

      Schwab Hedged Equity Fund(TM)

      Communications Focus Fund

      Financial Services Focus Fund

      Health Care Focus Fund

      Technology Focus Fund


                                                           [CHARLES SCHWAB LOGO]

The power of Schwab Equity Ratings(TM).

The convenience and diversification of mutual funds.

   IN THIS REPORT

      Management's Discussion ..............................................   2
        The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

        Performance at a Glance ........................   6

      Schwab Core Equity Fund(TM)
        Ticker Symbol: SWANX

        The fund seeks long-term capital growth.

        Performance and Fund Facts .....................   9
        Financial Statements ...........................  27

      Schwab Dividend Equity Fund(TM)
        Investor Shares: SWDIX   Select Shares: SWDSX

        The fund seeks current income and capital appreciation.

        Performance and Fund Facts .....................  11
        Financial Statements ...........................  35

      Schwab Small-Cap Equity Fund(TM)
        Investor Shares: SWSIX   Select Shares: SWSCX

        The fund seeks long-term capital growth.

        Performance and Fund Facts .....................  14
        Financial Statements ...........................  43

      Schwab Hedged Equity Fund(TM)
        Ticker Symbol: SWHEX

        The fund's principal investment objective is long-term capital appreciation over market cycles with lower volatility than the broad equity market.

        Performance and Fund Facts .....................  17
        Financial Statements ...........................  52

      Communications Focus Fund
         Ticker Symbol: SWCFX

         The fund's goal is to seek long-term capital growth.

         Performance and Fund Facts ....................  19
         Financial Statements ..........................  63

      Financial Services Focus Fund
         Ticker Symbol: SWFFX

         The fund's goal is to seek long-term capital growth.

         Performance and Fund Facts ....................  21
         Financial Statements ..........................  69

      Health Care Focus Fund
         Ticker Symbol: SWHFX

         The fund's goal is to seek long-term capital growth.

         Performance and Fund Facts ....................  23
         Financial Statements ..........................  75

      Technology Focus Fund
         Ticker Symbol: SWTFX

         The fund's goal is to seek long-term capital growth.

         Performance and Fund Facts ....................  25
         Financial Statements ..........................  80

      Financial Notes ......................................................  86
      Fund Trustees ........................................................  91
      Glossary .............................................................  94

      Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES R. SCHWAB]

CHARLES R. SCHWAB, Chairman

FROM THE CHAIRMAN

In the past few months, the mutual fund industry has been rocked by the discovery of improper practices and arrangements. Investors large and small have seen their confidence shaken, and understandably so.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. Many firms, including our own, have begun thorough investigations of their broker processes and procedures. We are continuing to scrutinize such transactions and arrangements, and are working closely with regulatory authorities. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds(R).

I fully believe that even a small number of irregularities is unacceptable. We have spent nearly 30 years building an ethical firm, and our business is founded on a commitment to doing what's right for investors. That commitment leaves no room for any failures to follow company policies or industry regulations.

Given the importance of mutual funds to American investors, I can understand why investors find the recent news to be disturbing. At the same time, I would caution investors not to overreact. Before taking any action, investors should consider implications to their portfolio, tax situation and long-term financial goals.

Ultimately, mutual funds still offer all the features that have made them so popular--diversification, liquidity, convenience, low investment minimums, and professional management. For individual investors especially, mutual funds continue to be one of the most cost-effective investment vehicles available. To date, millions of Americans have relied on mutual funds as an important way to invest for retirement, their children's education, and other financial goals. We see no reason why mutual funds cannot continue to do the same for millions more Americans in the years to come.

Sincerely,

/s/ Charles R. Schwab

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August of 2002, bringing with him 24 years of experience in the asset management industry.

MANAGEMENT'S DISCUSSION
for the year ended October 31, 2003

Dear SchwabFunds(R) Shareholders:

By now, many of you have read the significant media coverage regarding the mutual fund industry. We are pleased to report that to date we have found no indications of illegal or improper activities by Charles Schwab Investment Management ("CSIM"), the investment advisor who manages the SchwabFunds.

Similarly, you may have also read about a limited number of potential late trading issues at Charles Schwab & Co., Inc. and certain limited market timing arrangements at U.S. Trust. CSIM, which is a separate Charles Schwab subsidiary, has been conducting its own review of the SchwabFunds policies and procedures regarding market timing and late trading. We have examined over two years of activity by CSIM personnel and have not found the types of improper market timing or late trading arrangements that you have been reading about. Our research is still ongoing, so some of these facts may change. Here are our key findings to date:

- THE INTEGRITY OF OUR STAFF: We have not found any indication that any CSIM employees, including portfolio managers and senior managers, have engaged in improper or inappropriate trading for their own account.

- MARKET TIMING & LATE TRADING: We have not found any special arrangements with any shareholders to permit market timing or trading of SchwabFunds after market close.

- HEDGE FUNDS: We have not found any special arrangements with hedge funds or other private investment vehicles that would permit them to trade in a way that was inconsistent with a fund's policies and procedures.

As part of the recent mutual fund investigations, requests for information were sent by the SEC to about 90 of the largest mutual fund companies. As the nation's 11th largest fund family with over $140 billion under management, SchwabFunds also received a request from the SEC. We take these requests very seriously and are working closely with the regulators on this matter.

Charles Schwab founded his firm 30 years ago with a vision to create the most useful and ethical financial services firm in the world. We live by that philosophy every day and nothing means more to our business than the trust of our shareholders.

Your investment in SchwabFunds is an indication of the trust you place in us. As the managers of your money, we have a special obligation to live up to that trust. I want to thank you for investing with us, and want to assure you that we strive relentlessly to operate our business with the highest ethical standards and an unwavering commitment to serve you, our SchwabFunds shareholders.

Sincerely,

/s/ Randall W. Merk


2 Funds Using Schwab Equity Ratings(TM)

      Factors that have been linked to superior long-term stock performance were not the factors that investors appeared to value most during the period.

THE ECONOMY AND THE MARKET

THE ECONOMY CONTINUED TO GATHER STRENGTH DURING THE REPORT PERIOD, BUT IMPROVEMENT REMAINED SLUGGISH AND UNEVEN. Although numerous factors had been indicating that the U.S. economy was in recovery when the report period began, many remained concerned about the slow pace of improvement, in particular the absence of job growth. However, the government reported an 8.2% increase in GDP for the third quarter of 2003, job growth for October 2003 was the largest since January 2003, and merger activity picked up--indications that the economy may have gained real strength during the report period.

GOVERNMENT POLICIES WERE STRONGLY AIMED AT STIMULATING THE ECONOMY. The Federal Reserve (the Fed) cut short-term interest rates twice during the period--0.50% in November 2002 and 0.25% in June 2003--bringing the Fed funds target rate to a 45-year low of 1.00%. On the fiscal side, stimulus measures included tax cuts.

Consumer spending held up strongly throughout the economic downturn, bolstered in part by unprecedented activity in mortgage refinancing (as individuals took advantage of the opportunity to refinance at historically low rates). During the period, we also saw business capital spending show signs of life after declining for the past few years.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

20.80%  S&P 500(R) INDEX: measures U.S. large-cap stocks

43.37%  RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

27.03% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.91%   LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

[LINE GRAPH]

               Lehman Brothers
                U.S. Aggregate     MSCI-EAFE(R)    Russell 2000(R)    S&P 500(R)
                  Bond Index           Index           Index            Index
31-Oct-02            0.00               0.00            0.00             0.00
01-Nov-02           -0.18              -0.35            2.67             1.72
08-Nov-02            0.59               0.98            1.50             1.07
15-Nov-02            0.25               1.69            3.40             2.83
22-Nov-02           -0.07               4.00            7.19             5.20
29-Nov-02           -0.03               4.54            8.92             5.89
06-Dec-02            0.52               1.29            6.37             3.21
13-Dec-02            0.86              -0.52            4.07             0.67
20-Dec-02            1.42              -0.45            3.79             1.41
27-Dec-02            1.99              -0.85            3.12            -0.85
03-Jan-03            1.36               2.96            4.80             2.93
10-Jan-03            1.18               3.07            6.46             5.13
17-Jan-03            1.83               2.26            4.25             2.23
24-Jan-03            2.20              -0.96            0.76            -2.34
31-Jan-03            2.13              -3.19            0.01            -2.95
07-Feb-03            2.47              -4.39           -3.56            -5.84
14-Feb-03            2.45              -3.79           -3.60            -5.20
21-Feb-03            2.75              -3.22           -2.01            -3.66
28-Feb-03            3.54              -5.42           -3.01            -4.40
07-Mar-03            3.83              -8.07           -4.69            -5.75
14-Mar-03            3.45              -7.78           -4.59            -5.20
21-Mar-03            2.18              -3.65            1.31             1.92
28-Mar-03            3.12              -5.36           -0.65            -1.73
04-Apr-03            3.13              -4.01            0.61             0.04
11-Apr-03            3.15              -3.78            0.10            -1.11
18-Apr-03            3.40              -0.82            3.46             1.78
25-Apr-03            3.97              -1.11            4.77             2.38
02-May-03            4.15               2.54            9.99             6.00
09-May-03            5.05               4.64           11.59             6.42
16-May-03            5.84               6.77           11.94             7.74
23-May-03            6.21               6.25           12.96             6.49
30-May-03            6.26               7.98           19.10             9.98
06-Jun-03            6.35              12.02           22.61            12.79
13-Jun-03            7.36              13.35           21.52            12.94
20-Jun-03            6.41              14.39           21.49            13.76
27-Jun-03            5.85              11.29           21.36            11.58
04-Jul-03            5.69              12.74           23.44            12.69
11-Jul-03            5.85              12.64           28.17            14.17
18-Jul-03            4.74              10.95           25.74            13.63
25-Jul-03            4.06              13.99           26.87            14.25
01-Aug-03            2.43              12.70           26.70            12.19
08-Aug-03            3.59              12.44           22.90            11.92
15-Aug-03            2.56              15.65           27.79            13.51
22-Aug-03            2.95              16.17           31.49            13.81
29-Aug-03            3.16              16.01           34.75            15.56
05-Sep-03            3.79              19.26           37.87            17.14
12-Sep-03            4.28              19.87           37.96            16.87
19-Sep-03            4.79              23.18           41.00            18.91
26-Sep-03            5.48              20.32           31.60            14.43
03-Oct-03            4.78              24.97           38.95            18.25
10-Oct-03            4.75              27.25           40.81            19.25
17-Oct-03            4.23              27.96           41.18            19.42
24-Oct-03            5.08              25.40           37.41            18.24
31-Oct-03            4.91              27.03           43.37            20.80

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.


                                         Funds Using Schwab Equity Ratings(TM) 3

MANAGEMENT'S DISCUSSION continued

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the Core Equity, Hedged Equity, Small-Cap Equity and Focus funds, and is lead manager for the Dividend Equity Fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity management.

LARRY MANO, a director and a portfolio manager, is responsible for the day-to-day management of the Core Equity, Dividend Equity, Financial Services Focus and Technology Focus funds. Prior to joining the firm in 1998, he worked for 20 years in equity management.

[PHOTO OF KIM DAIFOTIS]

KIM DAIFOTIS, CFA, a vice president and senior portfolio manager of the investment adviser, is responsible for management of preferred stocks and convertible securities for the Dividend Equity Fund. He joined the firm in 1997, and has worked in fixed-income asset management and research since 1982.

STOCK PRICES ROSE SIGNIFICANTLY OVER THE PERIOD, EVEN AS SKEPTICISM LINGERED ABOUT THE QUALITY OF THE RALLY. After more than two years of generally negative performance, U.S. equity markets reached an apparent bottom during the report period, then rose strongly, ending the period with significant gains. During the report period, the Nasdaq Composite Index rose 46%, while the S&P 500(R) Index rose nearly 21%.

One striking feature of the overall U.S. stock market during the report period is that stocks with more speculative characteristics tended to perform better than stocks with more demonstrable quality. For example, companies with low earnings or dividends generally outperformed companies with higher earnings or dividends. This held true for other measures of quality as well, such as debt to equity: those with higher levels of debt performed better than companies with lower levels of debt. Consistent with this trend, small-cap stocks (which tend to be more speculative) performed well during the period, and microcap stocks performed even better. Large-cap stocks lagged both groups, but still performed well.

Many market observers have asked why lower quality securities outperformed higher quality and whether it could continue. There are many possible answers, but we believe the more important point is that in the long run, quality has been shown to be a superior indicator of performance.

DESPITE THE DIVIDEND TAX CUT, DIVIDEND STOCKS UNDERPERFORMED THE OVERALL MARKET DURING THE PERIOD. Congress passed the tax cut during the period as part of the government's economic stimulus efforts. The cut reduced the double taxation of corporate dividends, thus lowering the cost of capital and encouraging investment. Since companies that pay dividends are generally more established and less speculative, we see the underperformance of these stocks as being part of the larger market trend mentioned earlier.


4 Funds Using Schwab Equity Ratings(TM)

[PHOTO OF ROBIN JACKSON]

ROBIN JACKSON, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the Hedged Equity Fund. Prior to joining the firm in 2001, he worked for 13 years in various portfolio management positions, developing and implementing long- and short-trading strategies.

[PHOTO OF ELIE SPIESEL]

ELIE SPIESEL, a portfolio manager of the investment adviser, shares responsibility for the day-to-day management of the Hedged Equity Fund. Prior to joining the firm in 2001, he spent 12 years in long/short portfolio management.

THE FUNDS

All of the funds in this report that were in operation for the entire report period posted double-digit total returns. October 2003, the last month of the period, was an especially strong month for the broad U.S. stock market and marked the seventh positive month of the last eight.

The S&P 500(R) Index closed above 1050 for the first time since May of 2002. Third-quarter earnings were 5% above consensus estimates for the 79% of the companies in the index that had reported their third-quarter earnings by the time this report was written. Information technology, which had been especially hard-hit in recent years, led all S&P 500 sectors during the period with a notable 41% total return.

At the same time, we cannot help but notice that the funds' performance would have benefited even more had higher quality stocks performed better. The Schwab Equity Ratings are designed to evaluate companies based on a variety of factors that can be correlated with stock price. The funds that use Schwab Equity Ratings bought stocks that showed higher quality characteristics, as determined by the ratings.

As discussed earlier, however, these were not the types of stocks that led the market during the report period; rather, it was the stocks assigned lower rankings by Schwab Equity Ratings that led the market. While the use of the ratings therefore limited the performance of most of these funds during the period covered by this report, we also believe that investing in lower-rated stocks--that is, those whose earnings and potential for growth appear to be little to none--would have meant exposing the funds to undue risk. We continue to believe the basic premise of the Schwab Equity Ratings remains sound and that the ratings have the potential to contribute to performance over multi-year periods. We note that the market rally appeared to broaden toward the end of the report period, with higher-rated stocks improving their performance relative to lower-rated stocks in September and October 2003.

All sectors in the SCHWAB CORE EQUITY FUND posted positive total returns, with the weakest sector, basic materials, up 2%. Technology, the leading sector, was up 32%. The fund's emphasis on less speculative stocks helped limit the fund's volatility.
           ---------------------------------------------------------
Schwab Equity Ratings are produced by the Schwab Equity Model Development Department.


                                         Funds Using Schwab Equity Ratings(TM) 5

MANAGEMENT'S DISCUSSION continued

PERFORMANCE AT A GLANCE
Total return for the 12 months ended 10/31/03, except where noted

SCHWAB CORE EQUITY FUND(TM) .........       17.54%
Benchmark ...........................       20.80%
Category Average ....................       19.40%

Performance Details .................       page 9

SCHWAB DIVIDEND EQUITY FUND(TM)
Total return for 9/1/03 - 10/31/03
Investor Shares .....................        6.00%
Select Shares(R) ....................        6.00%
Benchmark ...........................        4.54%
Category Average ....................        4.26%

Performance Details .................  pages 11-12

SCHWAB SMALL-CAP EQUITY FUND(TM)
Total return for 7/2/03 - 10/31/03
Investor Shares .....................       18.10%
Select Shares .......................       18.10%
Benchmark ...........................       16.36%
Category Average ....................       16.60%

Performance Details .................  pages 14-15

SCHWAB HEDGED
EQUITY FUND(TM) .....................       17.17%
Benchmark ...........................       20.80%
Category Average ....................       15.87%

Performance Details .................      page 17

The SCHWAB DIVIDEND EQUITY FUND ended its first two months with a total return of 6%. The fund's avoidance of lower-rated stocks, which led the market during the period, did not help the fund's performance. The fund was equally weighted across its holdings, a strategy designed to minimize stock-specific risk, and this strategy helped performance. The fund's dividend yield for the two-month period was 3.4%, which compares favorably to a yield of 1.7% for the S&P 500 Index (see page 13 for SEC yield information).

With small-caps outperforming mid- and large-caps during the period, the SCHWAB SMALL-CAP EQUITY FUND was able to post a total return of more than 18% for its first four months. With this fund, the use of Schwab Equity Ratings provided a more positive contribution to fund performance, because unlike the broader market, higher quality small-cap stocks performed better than lower quality small-cap stocks. Even the worst-performing sector, energy, had a 3% return for these four months, while information technology rose a remarkable 31%. Historically, October has been a bad month for small-cap stocks. However, October 2003 saw small-caps gain 8% (as measured by the Schwab Small-Cap Index). Investors should note that the gains in small-caps were accompanied by high volatility: small-cap stock prices moved more than 1% a day on over 80% of the trading days during the period.

Funds that make use of hedging techniques, such as the SCHWAB HEDGED EQUITY FUND(TM), sometimes fare less well during market run-ups than funds that do not engage in hedging, and that was the case here, with the fund returning 17% during the report period. The fund's strategy of short-selling lower-rated stocks undercut the fund's performance for the period: performance for the fund's long positions alone was over 27%, while performance for its short positions was close to -28%. At the same
            --------------------------------------------------------
Past performance does not indicate future results.

Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

All fund and index figures on this page and the following page assume dividends and distributions were reinvested. Benchmark index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Each fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. For more current performance information visit www.schwab.com or call 1-800-435-4000.

Small company stocks are subject to greater volatility than other asset categories.

Schwab Equity Ratings are produced by the Schwab Equity Model Development Department.


6 Funds Using Schwab Equity Ratings(TM)

PERFORMANCE AT A GLANCE
Total return for the 12 months ended 10/31/03

COMMUNICATIONS
FOCUS FUND ..............................   26.87%
Benchmark ...............................   -0.16%
Category Average ........................   34.96%

Performance Details .....................  page 19

FINANCIAL SERVICES
FOCUS FUND ..............................   26.68%
Benchmark ...............................   20.96%
Category Average ........................   25.68%

Performance Details .....................  page 21

HEALTH CARE FOCUS FUND ..................   18.96%
Benchmark ...............................    6.94%
Category Average ........................   21.27%

Performance Details .....................  page 23

TECHNOLOGY FOCUS FUND ...................   48.97%
Benchmark ...............................   42.14%
Category Average ........................   53.50%

Performance Details .....................  page 25

time, the fund did achieve its total return for the period with significantly less volatility than the S&P 500. As of the end of the report period, the fund had slightly more exposure to finance and services stocks, and slightly less exposure to energy and technology, compared to the S&P 500(R) Index. The fund maintained a long-short ratio of 4:1 throughout the report period, in keeping with its disciplined strategy.

The four SCHWAB FOCUS FUNDS switched to using Schwab Equity Ratings in July of 2003. In choosing stocks, each Focus Fund generally chooses the higher rated stocks in its sector from the universe of stocks rated by the Schwab Equity Ratings (about 3,500). Since switching to Schwab Equity Ratings, each fund has tended to invest an equal portion of assets in each of the stocks in its portfolio.

The COMMUNICATIONS FOCUS FUND significantly outperformed its benchmark but trailed its category average. Only one sub-industry, capital goods, was negative, while the strongest, retailing, was up nearly 48%. The fund benefited from not owning two bellwether stocks, Nokia and Nortel Networks, both foreign stocks that are not ranked by the Schwab Equity Ratings. These stocks were down 17% and 21% respectively, on concerns over growth prospects and stock valuations. While we are pleased with the fund's performance for the period, we note that this sector continues to face major structural challenges. New companies and technologies are only adding pressure to an already highly competitive environment, while regulatory rulings threaten to further commoditize services.
           ----------------------------------------------------------
Past performance does not indicate future results.

Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Since each of the Focus Funds focuses its investments on companies involved in a specific sector, these funds may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Schwab Equity Ratings are produced by the Schwab Equity Model Development Department.

The Hedged Equity Fund's long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.


                                         Funds Using Schwab Equity Ratings(TM) 7

MANAGEMENT'S DISCUSSION continued

      The sector-specific Schwab Focus Funds were one area where Schwab Equity Ratings appear to have contributed more positively to performance during the report period.

The financial services sector outperformed the broader market during the report period, and the FINANCIAL SERVICES FOCUS FUND did so as well. As in the broader market, this sector saw large-cap stocks underperforming small-caps. However, unlike the broader market, this sector saw higher quality stocks outperform lower quality stocks, and this helped the fund's performance. A wide gulf separated the best- and worst-performing subindustries in this sector: real property was up 69%, while business services was down 34%.

The HEALTH CARE FOCUS FUND significantly outperformed its benchmark, but trailed its category average. The 12 months of the report period were a mixed year for the health care sector. The biotechnology, health services and medical products subindustries all posted gains, but pharmaceuticals lagged, partly on concerns that current pricing practices may be under threat. Based on such factors as biotechnology advances and the healthcare needs of an aging population, we continue to believe that this sector has long-term growth potential.

The TECHNOLOGY FOCUS FUND returned nearly 49% for the period, outperforming the S&P technology sector. The fund clearly benefited from the resurgence of interest in tech stocks, evidently fueled by investors who believed that these stocks had fallen so far that a reassessment was due. Stocks rated F rose 67%, but those rated A also rose substantially: by 53%. As in the financial sector, a wide gulf separated the best- and worst-performing subindustries in this sector: electronics was up 89%, while optics and photo was down 11%.

Since each of the Focus funds focuses its investments on companies involved in a specific sector, these funds may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed subsequent to the report date.


8 Funds Using Schwab Equity Ratings(TM)

SCHWAB CORE EQUITY FUND(TM)

PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                                                  Fund Category:
                                                   Benchmark:      MORNINGSTAR
                                                   S&P 500(R)       LARGE-CAP
                                        FUND         INDEX            BLEND
1 YEAR                                 17.54%        20.80%           19.40%
5 YEARS                                 1.70%         0.53%            0.72%
SINCE INCEPTION: 7/1/96                 8.33%         7.96%            6.36%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$17,985  FUND
$17,535  S&P 500 INDEX

[LINE GRAPH]

                              S&P 500
                  Fund         Index
30-Jun-96       $10,000       $10,000
31-Jul-96        $9,690        $9,558
31-Aug-96        $9,880        $9,760
30-Sep-96       $10,620       $10,308
31-Oct-96       $11,010       $10,593
30-Nov-96       $11,640       $11,393
31-Dec-96       $11,368       $11,168
31-Jan-97       $11,959       $11,865
28-Feb-97       $11,908       $11,958
31-Mar-97       $11,287       $11,468
30-Apr-97       $12,081       $12,152
31-May-97       $12,722       $12,890
30-Jun-97       $13,272       $13,468
31-Jul-97       $14,462       $14,539
31-Aug-97       $13,821       $13,724
30-Sep-97       $14,646       $14,475
31-Oct-97       $13,964       $13,992
30-Nov-97       $14,676       $14,640
31-Dec-97       $14,963       $14,891
31-Jan-98       $15,054       $15,057
28-Feb-98       $16,155       $16,142
31-Mar-98       $16,801       $16,969
30-Apr-98       $16,949       $17,140
31-May-98       $16,620       $16,845
30-Jun-98       $17,448       $17,529
31-Jul-98       $17,198       $17,343
31-Aug-98       $14,555       $14,839
30-Sep-98       $15,565       $15,790
31-Oct-98       $16,529       $17,074
30-Nov-98       $17,561       $18,109
31-Dec-98       $19,158       $19,152
31-Jan-99       $20,138       $19,952
28-Feb-99       $19,134       $19,332
31-Mar-99       $19,961       $20,105
30-Apr-99       $20,882       $20,883
31-May-99       $20,493       $20,390
30-Jun-99       $21,910       $21,522
31-Jul-99       $21,189       $20,850
31-Aug-99       $21,154       $20,746
30-Sep-99       $20,658       $20,177
31-Oct-99       $22,347       $21,455
30-Nov-99       $22,808       $21,891
31-Dec-99       $24,474       $23,180
31-Jan-00       $23,416       $22,017
29-Feb-00       $24,296       $21,600
31-Mar-00       $26,222       $23,712
30-Apr-00       $25,087       $22,998
31-May-00       $24,232       $22,527
30-Jun-00       $24,844       $23,083
31-Jul-00       $24,309       $22,723
31-Aug-00       $25,839       $24,135
30-Sep-00       $24,117       $22,860
31-Oct-00       $23,633       $22,764
30-Nov-00       $22,000       $20,971
31-Dec-00       $22,589       $21,073
31-Jan-01       $22,575       $21,821
28-Feb-01       $20,549       $19,831
31-Mar-01       $19,250       $18,574
30-Apr-01       $20,507       $20,017
31-May-01       $20,577       $20,151
30-Jun-01       $20,228       $19,662
31-Jul-01       $19,711       $19,469
31-Aug-01       $18,342       $18,250
30-Sep-01       $17,071       $16,776
31-Oct-01       $17,504       $17,096
30-Nov-01       $18,495       $18,407
31-Dec-01       $18,547       $18,569
31-Jan-02       $18,280       $18,298
28-Feb-02       $17,887       $17,945
31-Mar-02       $18,660       $18,620
30-Apr-02       $17,816       $17,491
31-May-02       $17,788       $17,362
30-Jun-02       $16,692       $16,126
31-Jul-02       $15,611       $14,870
31-Aug-02       $15,737       $14,966
30-Sep-02       $14,290       $13,339
31-Oct-02       $15,301       $14,513
30-Nov-02       $15,667       $15,368
31-Dec-02       $14,971       $14,466
31-Jan-03       $14,546       $14,087
28-Feb-03       $14,221       $13,876
31-Mar-03       $14,504       $14,010
30-Apr-03       $15,509       $15,165
31-May-03       $16,343       $15,964
30-Jun-03       $16,556       $16,168
31-Jul-03       $16,881       $16,453
31-Aug-03       $17,164       $16,774
30-Sep-03       $17,051       $16,596
31-Oct-03       $17,985       $17,535

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                         Funds Using Schwab Equity Ratings(TM) 9

SCHWAB CORE EQUITY FUND(TM)

FUND FACTS as of 10/31/03

FUND CATEGORY 1

[GRAPHIC]

                              INVESTMENT STYLE
                     Value         Blend        Growth
MARKET CAP
 Large                / /           /X/           / /
 Medium               / /           / /           / /
 Small                / /           / /           / /

STATISTICS

NUMBER OF HOLDINGS                                                          164
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $75,382
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 18.6
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      3.2
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                      73%
--------------------------------------------------------------------------------

TOP HOLDINGS 2

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  PROCTER & GAMBLE CO.                                                4.4%
--------------------------------------------------------------------------------
(2)  BANK OF AMERICA CORP.                                               4.4%
--------------------------------------------------------------------------------
(3)  INTEL CORP.                                                         4.1%
--------------------------------------------------------------------------------
(4)  CITIGROUP, INC.                                                     3.5%
--------------------------------------------------------------------------------
(5)  MICROSOFT CORP.                                                     3.5%
--------------------------------------------------------------------------------
(6)  CISCO SYSTEMS, INC.                                                 3.3%
--------------------------------------------------------------------------------
(7)  FANNIE MAE                                                          2.9%
--------------------------------------------------------------------------------
(8)  EXXON MOBIL CORP.                                                   2.9%
--------------------------------------------------------------------------------
(9)  THE PROGRESSIVE CORP.                                               2.4%
--------------------------------------------------------------------------------
(10) WACHOVIA CORP.                                                      2.2%
--------------------------------------------------------------------------------
     TOTAL                                                              33.6%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

25.2% FINANCE
25.1% CONSUMER NON-DURABLES
19.0% TECHNOLOGY
 9.5% UTILITIES
 7.9% MATERIALS & SERVICES
 6.0% ENERGY
 4.5% CAPITAL GOODS
 1.9% TRANSPORTATION
 0.9% OTHER


1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


10 Funds Using Schwab Equity Ratings(TM)

SCHWAB DIVIDEND EQUITY FUND(TM)

INVESTOR SHARES PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund's Investor Shares with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                                  Fund Category:
                                 Fund:          Benchmark:         MORNINGSTAR
                                INVESTOR        S&P 500(R)          LARGE-CAP
                                 SHARES           INDEX               BLEND
SINCE INCEPTION: 9/2/03           6.00%           4.54%               4.26%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in a benchmark.

$10,600  INVESTOR SHARES
$10,454  S&P 500 INDEX

[LINE GRAPH]

               Investor       S&P 500
                Shares         Index
02-Sep-03       $10,000       $10,000
30-Sep-03        $9,900        $9,894
31-Oct-03       $10,600       $10,454

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                        Funds Using Schwab Equity Ratings(TM) 11

SCHWAB DIVIDEND EQUITY FUND(TM)

SELECT SHARES(R) PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund's Select Shares with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                                  Fund Category:
                                   Fund:        Benchmark:          MORNINGSTAR
                                  SELECT        S&P 500(R)           LARGE-CAP
                                  SHARES          INDEX                BLEND
SINCE INCEPTION: 9/2/03            6.00%           4.54%               4.26%

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in a benchmark.

$53,000  SELECT SHARES
$52,270  S&P 500 INDEX

[LINE GRAPH]

                 Select       S&P 500
                 Shares        Index
02-Sep-03       $50,000       $50,000
30-Sep-03       $49,500       $49,470
31-Oct-03       $53,000       $52,270

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


12 Funds Using Schwab Equity Ratings(TM)

SCHWAB DIVIDEND EQUITY FUND(TM)

FUND FACTS as of 10/31/03

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  FLEETBOSTON FINANCIAL CORP.                                         1.3%
--------------------------------------------------------------------------------
(2)  CARLISLE COS., INC.                                                 1.2%
--------------------------------------------------------------------------------
(3)  OSHKOSH TRUCK CORP.                                                 1.2%
--------------------------------------------------------------------------------
(4)  ROHM & HAAS CO.                                                     1.2%
--------------------------------------------------------------------------------
(5)  CHEVRONTEXACO CORP.                                                 1.2%
--------------------------------------------------------------------------------
(6)  BANK OF AMERICA CORP.                                               1.1%
--------------------------------------------------------------------------------
(7)  BLACK & DECKER CORP.                                                1.1%
--------------------------------------------------------------------------------
(8)  ROCKWELL AUTOMATION, INC.                                           1.1%
--------------------------------------------------------------------------------
(9)  3M CO.                                                              1.1%
--------------------------------------------------------------------------------
(10) BRUNSWICK CORP.                                                     1.1%
--------------------------------------------------------------------------------
     TOTAL                                                              11.6%

PORTFOLIO STATISTICS

NUMBER OF HOLDINGS                                                          101
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $26,051
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 15.4
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.4
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                     2%
--------------------------------------------------------------------------------
SEC YIELD 3                                                                3.19%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

24.2% FINANCE
23.7% UTILITIES
16.9% CONSUMER NON-DURABLES
11.8% MATERIALS & SERVICES
 7.9% CONSUMER DURABLES
 4.2% TECHNOLOGY
 4.2% CAPITAL GOODS
 3.3% ENERGY
 2.1% TRANSPORTATION
 1.7% OTHER

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.

2 Not annualized.

3 Portfolio expenses have been absorbed by CSIM and Schwab. Without these reductions, the portfolio's 30-day SEC yield would have been 1.95%. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


                                        Funds Using Schwab Equity Ratings(TM) 13

SCHWAB SMALL-CAP EQUITY FUND(TM)

INVESTOR SHARES PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                                                                  Fund Category:
                                  Fund:         Benchmark:          MORNINGSTAR
                                INVESTOR       S&P SMALLCAP         SMALL-CAP
                                 SHARES         600 INDEX             BLEND
SINCE INCEPTION: 7/1/03          18.10%           16.36%             16.60%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark.

$11,810  INVESTOR SHARES
$11,636  S&P SMALLCAP 600 INDEX

[LINE GRAPH]

                Investor      S&P SmallCap
                 Shares        600 Index
01-Jul-03       $10,000         $10,000
31-Jul-03       $10,590         $10,520
31-Aug-03       $10,920         $11,032
30-Sep-03       $10,800         $10,708
31-Oct-03       $11,810         $11,636

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


14 Funds Using Schwab Equity Ratings(TM)

SCHWAB SMALL-CAP EQUITY FUND(TM)

SELECT SHARES(R) PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                                                                  Fund Category:
                                   Fund:        Benchmark:         MORNINGSTAR
                                  SELECT       S&P SMALLCAP         SMALL-CAP
                                  SHARES        600 INDEX             BLEND
SINCE INCEPTION: 7/1/03           18.10%          16.36%             16.60%

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$59,050  SELECT SHARES
$58,182  S&P SMALLCAP 600 INDEX

[LINE GRAPH]

                 Select       S&P SmallCap
                 Shares        600 Index
01-Jul-03       $50,000         $50,000
31-Jul-03       $52,950         $52,600
31-Aug-03       $54,600         $55,162
30-Sep-03       $54,000         $53,540
31-Oct-03       $59,050         $58,182

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                        Funds Using Schwab Equity Ratings(TM) 15

SCHWAB SMALL-CAP EQUITY FUND(TM)

FUND FACTS as of 10/31/03

FUND CATEGORY 1

[GRAPHIC]

                                INVESTMENT STYLE
                       Value          Blend         Growth
MARKET CAP
 Large                  / /            / /           / /
 Medium                 / /            / /           / /
 Small                  / /            /X/           / /

STATISTICS

NUMBER OF HOLDINGS                                                          180
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                                $911
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 20.7
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.3
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                    39%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  GRACO, INC.                                                         1.5%
--------------------------------------------------------------------------------
(2)  MID ATLANTIC MEDICAL SERVICES, INC.                                 1.4%
--------------------------------------------------------------------------------
(3)  FIRST BANCORP PUERTO RICO                                           1.3%
--------------------------------------------------------------------------------
(4)  STRIDE RITE CORP.                                                   1.3%
--------------------------------------------------------------------------------
(5)  FIRSTFED FINANCIAL CORP.                                            1.2%
--------------------------------------------------------------------------------
(6)  UGI CORP.                                                           1.2%
--------------------------------------------------------------------------------
(7)  OSKOSH TRUCK CORP.                                                  1.2%
--------------------------------------------------------------------------------
(8)  CHOICE HOTELS INTERNATIONAL, INC.                                   1.2%
--------------------------------------------------------------------------------
(9)  CHURCH & DWIGHT CO., INC.                                           1.1%
--------------------------------------------------------------------------------
(10) ASPECT COMMUNICATIONS CORP.                                         1.0%
--------------------------------------------------------------------------------
     TOTAL                                                              12.4%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

23.7% MATERIALS & SERVICES
20.5% CONSUMER NON-DURABLES
15.6% TECHNOLOGY
13.7% FINANCE
 7.1% CONSUMER DURABLES
 5.6% CAPITAL GOODS
 5.3% ENERGY
 3.6% UTILITIES
 2.8% TRANSPORTATION
 2.1% OTHER

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


16 Funds Using Schwab Equity Ratings(TM)

SCHWAB HEDGED EQUITY FUND(TM)

PERFORMANCE as of 10/31/03

TOTAL RETURNS 1, 2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                                  Fund Category:
                                                Benchmark:          MORNINGSTAR
                                                S&P 500(R)           MODERATE
                                   FUND            INDEX            ALLOCATION
1 YEAR                            17.17%          20.80%              15.87%
SINCE INCEPTION: 9/3/02           12.94%          14.50%              11.25%

PERFORMANCE OF A HYPOTHETICAL $25,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $25,000 investment in the fund (the minimum investment for this fund), compared with a similar investment in a benchmark.

$28,825  FUND
$29,291  S&P 500 INDEX

[LINE GRAPH]

                              S&P 500
                  Fund         Index
03-Sep-02       $25,000       $25,000
30-Sep-02       $23,850       $22,283
31-Oct-02       $24,600       $24,243
30-Nov-02       $24,700       $25,671
31-Dec-02       $24,375       $24,164
31-Jan-03       $24,050       $23,531
28-Feb-03       $23,850       $23,178
31-Mar-03       $24,275       $23,403
30-Apr-03       $25,225       $25,332
31-May-03       $26,125       $26,667
30-Jun-03       $26,425       $27,008
31-Jul-03       $26,750       $27,483
31-Aug-03       $27,100       $28,019
30-Sep-03       $26,975       $27,722
31-Oct-03       $28,825       $29,291

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                        Funds Using Schwab Equity Ratings(TM) 17

SCHWAB HEDGED EQUITY FUND(TM)

FUND FACTS as of 10/31/03

TOP LONG HOLDINGS 1

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  ROCKWELL INTERNATIONAL CORP.                                        0.8%
--------------------------------------------------------------------------------
(2)  PANAMSAT CORP.                                                      0.8%
--------------------------------------------------------------------------------
(3)  DEERE & CO.                                                         0.8%
--------------------------------------------------------------------------------
(4)  EATON CORP.                                                         0.8%
--------------------------------------------------------------------------------
(5)  INTEL CORP.                                                         0.8%
--------------------------------------------------------------------------------
     TOTAL                                                               4.0%

TOP SHORT POSITIONS 1

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  MANDALAY RESORT GROUP                                               0.7%
--------------------------------------------------------------------------------
(2)  99 CENTS ONLY STORES                                                0.7%
--------------------------------------------------------------------------------
(3)  ASTORIA FINANCIAL CORP.                                             0.6%
--------------------------------------------------------------------------------
(4)  SCOTTS CO., Class A                                                 0.6%
--------------------------------------------------------------------------------
(5)  SUPERIOR INDUSTRIES INTERNATIONAL, INC.                             0.6%
--------------------------------------------------------------------------------
     TOTAL                                                               3.2%

STATISTICS

                                                           LONG         SHORT
                                                         HOLDINGS     POSITIONS
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                           207          127
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP                              $12,935       $4,924
   ($ x 1,000,000)
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                  17.4         31.1
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                       2.4          2.2
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                    114%          --
--------------------------------------------------------------------------------

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.

2 Short positions have been excluded from the calculation of portfolio turnover because at the time of entering into the short positions, the fund did not intend to hold the positions for more than one year.


18 Funds Using Schwab Equity Ratings(TM)

COMMUNICATIONS FOCUS FUND

PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                Benchmark:
                                                   S&P            Fund Category:
                                              COMMUNICATIONS       MORNINGSTAR
                                   FUND        SECTOR INDEX       COMMUNICATIONS
1 YEAR                            26.87%           -0.16%             34.96%
3 YEARS                          -23.75%          -25.14%            -25.27%
SINCE INCEPTION: 7/3/00          -26.35%          -25.05%            -26.64%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and an additional index.

$3,604  FUND
$3,820  S&P COMMUNICATIONS SECTOR INDEX
$7,596  S&P 500 INDEX

[LINE GRAPH]

                           S&P Communications    S&P 500
                  Fund        Sector Index        Index
03-Jul-00       $10,000          $10,000         $10,000
31-Jul-00        $9,490           $9,209          $9,844
31-Aug-00        $9,720           $9,013         $10,455
30-Sep-00        $8,510           $8,907          $9,903
31-Oct-00        $8,130           $9,105          $9,862
30-Nov-00        $6,740           $7,798          $9,085
31-Dec-00        $6,402           $7,191          $9,129
31-Jan-01        $7,382           $8,226          $9,453
28-Feb-01        $5,972           $7,478          $8,591
31-Mar-01        $5,462           $7,100          $8,046
30-Apr-01        $5,972           $7,392          $8,672
31-May-01        $5,682           $7,278          $8,730
30-Jun-01        $5,232           $6,973          $8,518
31-Jul-01        $5,142           $7,254          $8,434
31-Aug-01        $4,581           $6,575          $7,906
30-Sep-01        $4,281           $6,927          $7,267
31-Oct-01        $4,161           $5,988          $7,406
30-Nov-01        $4,471           $6,096          $7,974
31-Dec-01        $4,511           $6,196          $8,044
31-Jan-02        $4,181           $5,692          $7,927
28-Feb-02        $3,931           $5,327          $7,774
31-Mar-02        $3,961           $5,217          $8,066
30-Apr-02        $3,461           $4,396          $7,577
31-May-02        $3,481           $4,539          $7,521
30-Jun-02        $2,941           $3,963          $6,986
31-Jul-02        $2,651           $3,450          $6,442
31-Aug-02        $2,681           $3,392          $6,484
30-Sep-02        $2,361           $2,912          $5,779
31-Oct-02        $2,841           $3,826          $6,287
30-Nov-02        $3,211           $4,287          $6,658
31-Dec-02        $2,877           $3,959          $6,267
31-Jan-03        $2,857           $3,684          $6,103
28-Feb-03        $2,746           $3,377          $6,011
31-Mar-03        $2,726           $3,367          $6,069
30-Apr-03        $3,029           $3,669          $6,570
31-May-03        $3,261           $3,915          $6,916
30-Jun-03        $3,331           $4,059          $7,004
31-Jul-03        $3,362           $3,813          $7,128
31-Aug-03        $3,362           $3,816          $7,267
30-Sep-03        $3,352           $3,654          $7,190
31-Oct-03        $3,604           $3,820          $7,596

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                        Funds Using Schwab Equity Ratings(TM) 19

COMMUNICATIONS FOCUS FUND

FUND FACTS as of 10/31/03

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  PANAMSAT CORP.                                                      4.1%
--------------------------------------------------------------------------------
(2)  PRIMUS TELECOMMUNICATIONS GROUP, INC.                               4.1%
--------------------------------------------------------------------------------
(3)  CROWN CASTLE INTERNATIONAL CORP.                                    3.9%
--------------------------------------------------------------------------------
(4)  BELLSOUTH CORP.                                                     3.8%
--------------------------------------------------------------------------------
(5)  NEXTEL COMMUNICATIONS, INC., Class A                                3.7%
--------------------------------------------------------------------------------
(6)  SBA COMMUNICATIONS CORP.                                            3.5%
--------------------------------------------------------------------------------
(7)  GENERAL COMMUNICATION, INC., Class A                                3.5%
--------------------------------------------------------------------------------
(8)  TIME WARNER TELECOM, INC., Class A                                  3.5%
--------------------------------------------------------------------------------
(9)  AT&T CORP.                                                          3.4%
--------------------------------------------------------------------------------
(10) CINCINNATI BELL, INC.                                               3.4%
--------------------------------------------------------------------------------
     TOTAL                                                              36.9%

STATISTICS

NUMBER OF HOLDINGS                                                           31
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $11,457
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 35.3
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      1.5
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     179%
--------------------------------------------------------------------------------

INDUSTRY WEIGHTINGS % of Portfolio

This chart shows the fund's industry composition as of the report date.

[PIE CHART]

79.7% TELEPHONE
 7.3% MEDIA
 3.5% CONSTRUCTION
 3.2% BUSINESS MACHINES & SOFTWARE
 3.1% BUSINESS SERVICES
 3.1% ELECTRONICS
 0.1% OTHER

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


20 Funds Using Schwab Equity Ratings(TM)

FINANCIAL SERVICES FOCUS FUND

PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                Benchmark:        Fund Category:
                                              S&P FINANCIAL         MORNINGSTAR
                                                 SERVICES           FINANCIAL
                                   FUND        SECTOR INDEX          SERVICES
1 YEAR                            26.68%           20.96%             25.68%
3 YEARS                            2.08%           -1.04%              5.38%
SINCE INCEPTION: 7/3/00            7.21%            5.29%             11.42%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and an additional index.

$12,615  FUND
$11,877  S&P FINANCIAL SERVICES SECTOR INDEX
 $7,596  S&P 500 INDEX

[LINE GRAPH]

                             S&P Financial
                            Services Sector     S&P 500
                  Fund           Index           Index
03-Jul-00       $10,000         $10,000         $10,000
31-Jul-00       $10,770         $11,000          $9,844
31-Aug-00       $11,830         $12,016         $10,455
30-Sep-00       $12,050         $12,323          $9,903
31-Oct-00       $11,860         $12,259          $9,862
30-Nov-00       $11,200         $11,537          $9,085
31-Dec-00       $12,136         $12,652          $9,129
31-Jan-01       $11,928         $12,566          $9,453
28-Feb-01       $11,501         $11,761          $8,591
31-Mar-01       $11,023         $11,384          $8,046
30-Apr-01       $11,637         $11,805          $8,672
31-May-01       $12,032         $12,251          $8,730
30-Jun-01       $12,094         $12,272          $8,518
31-Jul-01       $11,761         $12,103          $8,434
31-Aug-01       $11,096         $11,355          $7,906
30-Sep-01       $10,368         $10,687          $7,267
31-Oct-01       $10,139         $10,443          $7,406
30-Nov-01       $10,805         $11,164          $7,974
31-Dec-01       $11,172         $11,431          $8,044
31-Jan-02       $10,919         $11,253          $7,927
28-Feb-02       $10,982         $11,120          $7,774
31-Mar-02       $11,499         $11,823          $8,066
30-Apr-02       $11,351         $11,556          $7,577
31-May-02       $11,362         $11,514          $7,521
30-Jun-02       $10,866         $10,948          $6,986
31-Jul-02       $10,433         $10,085          $6,442
31-Aug-02       $10,549         $10,277          $6,484
30-Sep-02        $9,378          $9,072          $5,779
31-Oct-02        $9,959          $9,819          $6,287
30-Nov-02       $10,212         $10,192          $6,658
31-Dec-02        $9,786          $9,657          $6,267
31-Jan-03        $9,593          $9,471          $6,103
28-Feb-03        $9,379          $9,168          $6,011
31-Mar-03        $9,464          $9,114          $6,069
30-Apr-03       $10,558         $10,172          $6,570
31-May-03       $11,051         $10,705          $6,916
30-Jun-03       $11,136         $10,718          $7,004
31-Jul-03       $11,458         $11,185          $7,128
31-Aug-03       $11,447         $11,079          $7,267
30-Sep-03       $11,597         $11,131          $7,190
31-Oct-03       $12,615         $11,877          $7,596

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                        Funds Using Schwab Equity Ratings(TM) 21

FINANCIAL SERVICES FOCUS FUND

FUND FACTS as of 10/31/03

TOP HOLDINGS 1

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  COUNTRYWIDE FINANCIAL CORP.                                         2.4%
--------------------------------------------------------------------------------
(2)  WFS FINANCIAL, INC.                                                 2.2%
--------------------------------------------------------------------------------
(3)  CAPITAL CORP. OF THE WEST                                           2.2%
--------------------------------------------------------------------------------
(4)  CITY NATIONAL CORP.                                                 2.2%
--------------------------------------------------------------------------------
(5)  BANK OF HAWAII CORP.                                                2.2%
--------------------------------------------------------------------------------
(6)  INDYMAC BANCORP, INC.                                               2.2%
--------------------------------------------------------------------------------
(7)  SAFECO CORP.                                                        2.1%
--------------------------------------------------------------------------------
(8)  POPULAR, INC.                                                       2.1%
--------------------------------------------------------------------------------
(9)  CASH AMERICA INTERNATIONAL, INC.                                    2.1%
--------------------------------------------------------------------------------
(10) METLIFE, INC.                                                       2.1%
--------------------------------------------------------------------------------
     TOTAL                                                              21.8%

STATISTICS

NUMBER OF HOLDINGS                                                           54
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $14,610
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 11.0
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.0
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     181%
--------------------------------------------------------------------------------

INDUSTRY WEIGHTINGS % of Portfolio

This chart shows the fund's industry composition as of the report date.

[PIE CHART]

34.8% MISCELLANEOUS FINANCE
32.8% BANKS
29.7% INSURANCE
 2.0% BUSINESS MACHINES & SOFTWARE
 0.7% REAL PROPERTY

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


22 Funds Using Schwab Equity Ratings(TM)

HEALTH CARE FOCUS FUND

PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                Benchmark:
                                                S&P HEALTH        Fund Category:
                                               CARE SECTOR          MORNINGSTAR
                                   FUND           INDEX             HEALTH CARE
1 YEAR                            18.96%           6.94%              21.27%
3 YEARS                           -5.70%          -6.66%              -8.03%
SINCE INCEPTION: 7/3/00           -4.38%          -4.84%              -4.69%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and an additional index.

$8,613  FUND
$8,475  S&P HEALTH CARE SECTOR INDEX
$7,596  S&P 500 INDEX

[LINE GRAPH]

                             S&P Health
                             Care Sector     S&P 500
                  Fund           Index        Index
03-Jul-00       $10,000        $10,000       $10,000
31-Jul-00        $9,450         $9,484        $9,844
31-Aug-00        $9,820         $9,647       $10,455
30-Sep-00       $10,160        $10,123        $9,903
31-Oct-00       $10,270        $10,420        $9,862
30-Nov-00       $10,460        $10,750        $9,085
31-Dec-00       $10,905        $11,105        $9,129
31-Jan-01        $9,848        $10,175        $9,453
28-Feb-01        $9,797        $10,167        $8,591
31-Mar-01        $8,892         $9,380        $8,046
30-Apr-01        $9,268         $9,716        $8,672
31-May-01        $9,492         $9,854        $8,730
30-Jun-01        $9,278         $9,512        $8,518
31-Jul-01        $9,594         $9,914        $8,434
31-Aug-01        $9,258         $9,582        $7,906
30-Sep-01        $9,228         $9,610        $7,267
31-Oct-01        $9,146         $9,580        $7,406
30-Nov-01        $9,624        $10,036        $7,974
31-Dec-01        $9,335         $9,770        $8,044
31-Jan-02        $9,111         $9,632        $7,927
28-Feb-02        $8,989         $9,632        $7,774
31-Mar-02        $9,101         $9,696        $8,066
30-Apr-02        $8,582         $9,148        $7,577
31-May-02        $8,389         $8,942        $7,521
30-Jun-02        $7,657         $8,124        $6,986
31-Jul-02        $7,291         $7,914        $6,442
31-Aug-02        $7,433         $7,993        $6,484
30-Sep-02        $6,986         $7,519        $5,779
31-Oct-02        $7,240         $7,925        $6,287
30-Nov-02        $7,342         $8,095        $6,658
31-Dec-02        $7,060         $7,815        $6,267
31-Jan-03        $7,009         $7,782        $6,103
28-Feb-03        $6,825         $7,619        $6,011
31-Mar-03        $7,080         $7,888        $6,069
30-Apr-03        $7,377         $8,157        $6,570
31-May-03        $7,560         $8,363        $6,916
30-Jun-03        $8,030         $8,712        $7,004
31-Jul-03        $8,245         $8,653        $7,128
31-Aug-03        $8,173         $8,357        $7,267
30-Sep-03        $8,276         $8,381        $7,190
31-Oct-03        $8,613         $8,475        $7,596

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                        Funds Using Schwab Equity Ratings(TM) 23

HEALTH CARE FOCUS FUND

FUND FACTS as of 10/31/03

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  VENTIV HEALTH, INC.                                                 3.1%
--------------------------------------------------------------------------------
(2)  MICROTEK MEDICAL HOLDINGS, INC.                                     3.0%
--------------------------------------------------------------------------------
(3)  UNITEDHEALTH GROUP, INC.                                            2.9%
--------------------------------------------------------------------------------
(4)  DJ ORTHOPEDICS, INC.                                                2.9%
--------------------------------------------------------------------------------
(5)  DAVITA, INC.                                                        2.8%
--------------------------------------------------------------------------------
(6)  IMS HEALTH, INC.                                                    2.8%
--------------------------------------------------------------------------------
(7)  CYTYC CORP.                                                         2.8%
--------------------------------------------------------------------------------
(8)  SYBRON DENTAL SPECIALITIES, INC.                                    2.7%
--------------------------------------------------------------------------------
(9)  BECTON DICKINSON & CO.                                              2.7%
--------------------------------------------------------------------------------
(10) FISHER SCIENTIFIC INTERNATIONAL, INC.                               2.7%
--------------------------------------------------------------------------------
     TOTAL                                                              28.4%

STATISTICS

NUMBER OF HOLDINGS                                                           40
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                              $6,045
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 17.7
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.5
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     200%
--------------------------------------------------------------------------------

INDUSTRY WEIGHTINGS % of Portfolio

This chart shows the fund's industry composition as of the report date.

[PIE CHART]

76.5% HEALTHCARE/DRUGS & MEDICINE
13.4% BUSINESS SERVICES
 5.1% CONSUMER NON-DURABLES
 2.7% PRODUCER GOODS & MANUFACTURING
 2.3% INSURANCE

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


24  Funds Using Schwab Equity Ratings(TM)

TECHNOLOGY FOCUS FUND

PERFORMANCE as of 10/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                Benchmark:        Fund Category:
                                              S&P TECHNOLOGY       MORNINGSTAR
                                   FUND        SECTOR INDEX         TECHNOLOGY
1 YEAR                            48.97%          42.14%              53.50%
3 YEARS                          -20.26%         -21.91%             -27.05%
SINCE INCEPTION: 7/3/00          -22.24%         -24.60%             -27.85%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and an additional index.

$4,320  FUND
$3,899  S&P TECHNOLOGY SECTOR INDEX
$7,596  S&P 500 INDEX

[LINE GRAPH]

                                S&P
                             Technology
                               Sector       S&P 500
                  Fund         Index         Index
03-Jul-00       $10,000       $10,000       $10,000
31-Jul-00        $9,480        $9,481        $9,844
31-Aug-00       $10,910       $10,592       $10,455
30-Sep-00        $9,220        $8,692        $9,903
31-Oct-00        $8,520        $8,186        $9,862
30-Nov-00        $6,500        $6,474        $9,085
31-Dec-00        $5,940        $5,831        $9,129
31-Jan-01        $6,950        $6,868        $9,453
28-Feb-01        $5,110        $4,989        $8,591
31-Mar-01        $4,420        $4,357        $8,046
30-Apr-01        $5,320        $5,105        $8,672
31-May-01        $5,240        $4,861        $8,730
30-Jun-01        $5,290        $4,918        $8,518
31-Jul-01        $4,850        $4,642        $8,434
31-Aug-01        $4,210        $4,087        $7,906
30-Sep-01        $3,270        $3,273        $7,267
31-Oct-01        $3,860        $3,845        $7,406
30-Nov-01        $4,480        $4,481        $7,974
31-Dec-01        $4,500        $4,415        $8,044
31-Jan-02        $4,560        $4,474        $7,927
28-Feb-02        $4,040        $3,860        $7,774
31-Mar-02        $4,320        $4,129        $8,066
30-Apr-02        $3,840        $3,640        $7,577
31-May-02        $3,670        $3,495        $7,521
30-Jun-02        $3,290        $3,065        $6,986
31-Jul-02        $2,950        $2,772        $6,442
31-Aug-02        $2,880        $2,731        $6,484
30-Sep-02        $2,450        $2,257        $5,779
31-Oct-02        $2,900        $2,743        $6,287
30-Nov-02        $3,310        $3,214        $6,658
31-Dec-02        $2,890        $2,753        $6,267
31-Jan-03        $2,840        $2,707        $6,103
28-Feb-03        $2,860        $2,762        $6,011
31-Mar-03        $2,810        $2,722        $6,069
30-Apr-03        $3,110        $2,971        $6,570
31-May-03        $3,400        $3,234        $6,916
30-Jun-03        $3,430        $3,235        $7,004
31-Jul-03        $3,720        $3,418        $7,128
31-Aug-03        $3,980        $3,631        $7,267
30-Sep-03        $3,890        $3,592        $7,190
31-Oct-03        $4,320        $3,899        $7,596

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                        Funds Using Schwab Equity Ratings(TM) 25

TECHNOLOGY FOCUS FUND

FUND FACTS as of 10/31/03

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
(1)  TRANSACTION SYSTEMS ARCHITECTS, INC., Class A                       3.3%
--------------------------------------------------------------------------------
(2)  EPICOR SOFTWARE CORP.                                               2.3%
--------------------------------------------------------------------------------
(3)  CISCO SYSTEMS, INC.                                                 2.3%
--------------------------------------------------------------------------------
(4)  ATMEL CORP.                                                         2.2%
--------------------------------------------------------------------------------
(5)  CITRIX SYSTEMS, INC.                                                2.1%
--------------------------------------------------------------------------------
(6)  INTEL CORP.                                                         2.1%
--------------------------------------------------------------------------------
(7)  SYBASE, INC.                                                        2.1%
--------------------------------------------------------------------------------
(8)  BENCHMARK ELECTRONICS, INC.                                         2.0%
--------------------------------------------------------------------------------
(9)  ADOBE SYSTEMS, INC.                                                 2.0%
--------------------------------------------------------------------------------
(10) AVAYA, INC.                                                         2.0%
--------------------------------------------------------------------------------
     TOTAL                                                              22.4%

STATISTICS

NUMBER OF HOLDINGS                                                           74
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $12,091
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                   --
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      3.1
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     165%
--------------------------------------------------------------------------------

INDUSTRY WEIGHTINGS % of Portfolio

This chart shows the fund's industry composition as of the report date.

[PIE CHART]

34.6% ELECTRONICS
30.9% BUSINESS SERVICES
17.5% BUSINESS MACHINES & SOFTWARE
 5.9% PRODUCER GOODS & MANUFACTURING
 5.4% AEROSPACE & DEFENSE
 4.1% TELEPHONE
 1.0% MEDIA
 0.3% HEALTHCARE/DRUGS & MEDICINE
 0.3% OTHER

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.


26 Funds Using Schwab Equity Ratings(TM)

SCHWAB CORE EQUITY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                       11/1/02-    11/1/01-   11/1/00-   11/1/99-   11/1/98-
                                                       10/31/03    10/31/02   10/31/01   10/31/00   10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   10.89       12.53      18.53      18.91      14.57
Income or loss from investment operations:
   Net investment income                                  0.10        0.08       0.08       0.05       0.06
   Net realized and unrealized gains or losses            1.79       (1.64)     (4.57)      1.08       4.94
                                                         ---------------------------------------------------------------------------
   Total income or loss from investment operations        1.89       (1.56)     (4.49)      1.13       5.00
Less distributions:
   Dividends from net investment income                  (0.07)      (0.08)     (0.07)     (0.04)     (0.09)
   Distributions from net realized gains                    --          --      (1.44)     (1.47)     (0.57)
                                                         ---------------------------------------------------------------------------
   Total distributions                                   (0.07)      (0.08)     (1.51)     (1.51)     (0.66)
                                                         ---------------------------------------------------------------------------
Net asset value at end of period                         12.71       10.89      12.53      18.53      18.91
                                                         ---------------------------------------------------------------------------
Total return (%)                                         17.54      (12.58)    (25.93)      5.75      35.20

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 0.75        0.75       0.75       0.75 1     0.75
   Gross operating expenses                               0.88        0.91       0.88       0.87       0.93
   Net investment income                                  0.94        0.63       0.55       0.29       0.34
Portfolio turnover rate                                     73         114        106         96         99
Net assets, end of period ($ x 1,000,000)                  237         179        210        342        289

1 The ratio of net operating expenses would have been 0.76% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 27

SCHWAB CORE EQUITY FUND(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

                                                COST                MARKET VALUE
HOLDINGS BY CATEGORY                          ($x1,000)               ($x1,000)
--------------------------------------------------------------------------------
 99.5%      COMMON STOCK                       198,733                  235,860

  0.3%      SHORT-TERM
            INVESTMENT                             688                      688

  0.0%      U.S. TREASURY
            OBLIGATIONS                             65                       65
--------------------------------------------------------------------------------
 99.8%      TOTAL INVESTMENTS                  199,486                  236,613

 18.5%      COLLATERAL INVESTED FOR
            SECURITIES ON LOAN                  43,898                   43,898

(18.3)%     OTHER ASSETS AND
            LIABILITIES, NET                                            (43,453)
--------------------------------------------------------------------------------
100.0%      TOTAL NET ASSETS                                            237,058

                                                                      MKT. VALUE
        SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
        COMMON STOCK  99.5% of net assets

        AEROSPACE / DEFENSE  2.1%
        ------------------------------------------------------------------------
        Rockwell Automation, Inc.  34,000                                 1,056
        United Technologies Corp.  47,200                                 3,997
                                                                         ------
                                                                          5,053
        AIR TRANSPORTATION 1.9%
        ------------------------------------------------------------------------
      o ExpressJet Holdings, Inc. 22,000                                    336
        FedEx Corp. 27,900                                                2,114
        United Parcel Service, Inc.,
        Class B 28,200                                                    2,045
                                                                         ------
                                                                          4,495
        ALCOHOLIC BEVERAGES 0.2%
        ------------------------------------------------------------------------
        Anheuser-Busch Cos., Inc.  9,500                                    468

        APPAREL 0.6%
        ------------------------------------------------------------------------
        Liz Claiborne, Inc.  12,000                                         443
      o Timberland Co., Class A  3,500                                      182
        VF Corp. 20,500                                                     870
                                                                         ------
                                                                          1,495

        AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.1%
        ------------------------------------------------------------------------
        Dana Corp. 64,600                                                 1,052
        Eaton Corp.  12,200                                               1,223
        Ford Motor Co. 25,300                                               307
                                                                         ------
                                                                          2,582
        BANKS 8.5%
        ------------------------------------------------------------------------
   =(2) Bank of America Corp.  137,600                                   10,421
        Bank One Corp. 30,000                                             1,274
        UnionBanCal Corp.  20,600                                         1,116
   (10) Wachovia Corp. 113,000                                            5,183
        Wells Fargo & Co.  38,400                                         2,163
                                                                         ------
                                                                         20,157
        BUSINESS MACHINES & SOFTWARE 10.0%
        ------------------------------------------------------------------------
        Adobe Systems, Inc.  6,800                                          298
   o(6) Cisco Systems, Inc.  368,900                                      7,740
      o Dell, Inc. 51,400                                                 1,856
        International Business Machines
        Corp. 17,700                                                      1,584
        Landamerica Financial
        Group, Inc. 200
      o Lexmark International, Inc.,
        Class A 15,300                                                    1,126
   =(5) Microsoft Corp.  313,800                                          8,206
      o Oracle Corp. 125,500                                              1,501
      o Storage Technology Corp.  12,500                                    301
      o Xerox Corp. 105,000                                               1,102
                                                                         ------
                                                                         23,724
        BUSINESS SERVICES 3.5%
        ------------------------------------------------------------------------
        Automatic Data Processing, Inc.  15,100                             570
      o Cendant Corp.  119,000                                            2,431
      o Citrix Systems, Inc.  14,500                                        367
        Computer Associates
        International, Inc. 22,400                                          527
      o CSG Systems International, Inc.  17,500                             201
      o D&B Corp. 2,900                                                     135


28 See financial notes.

SCHWAB CORE EQUITY FUND(TM)

                                                                     MKT. VALUE
        SECURITY AND NUMBER OF SHARES                               ($ x 1,000)
     =o Gartner, Inc., Class B  23,000                                      280
        H&R Block, Inc.  16,000                                             753
        IMS Health, Inc.  9,200                                             216
      o Intuit, Inc.  7,000                                                 350
      o Invitrogen Corp.  4,600                                             293
      o Macrovision Corp.  6,900                                            152
        Republic Services, Inc.  20,100                                     467
      o Sycamore Networks, Inc.  16,400                                      82
      o VeriSign, Inc. 44,000                                               698
      o Veritas Software Corp.  23,500                                      850
                                                                         ------
                                                                          8,372
        CHEMICALS 1.7%
        ------------------------------------------------------------------------
        Albemarle Corp.  6,500                                              174
        E.I. du Pont de Nemours
        & Co. 74,900                                                      3,026
        MacDermid, Inc.  4,300                                              129
        PPG Industries, Inc.  12,000                                        692
                                                                         ------
                                                                          4,021
        CONSTRUCTION 0.1%
        ------------------------------------------------------------------------
        Centex Corp. 2,500                                                  244

        CONSUMER DURABLES  0.3%
        ------------------------------------------------------------------------
        Black & Decker Corp.  16,400                                        784

        ELECTRONICS 5.4%
        ------------------------------------------------------------------------
      o Amkor Technology, Inc.  46,100                                      869
      o Applied Micro Circuits
        Corp. 10,000                                                         58
      o Atmel Corp. 23,500                                                  132
      o GlobespanVirata, Inc.  55,600                                       342
    (3) Intel Corp. 293,000                                               9,684
      o LSI Logic Corp.  51,300                                             474
        Motorola, Inc. 17,500                                               237
      o Plantronics, Inc. 4,600                                             128
        Scientific-Atlanta, Inc.  25,300                                    749
      o Thermo Electron Corp.  10,000                                       220
                                                                         ------
                                                                         12,893
        ENERGY: RAW MATERIALS 0.3%
        ------------------------------------------------------------------------
        Cabot Oil & Gas Corp.  6,000                                        153
        EOG Resources, Inc.  13,700                                         578
                                                                         ------
                                                                            731
        FOOD & AGRICULTURE  1.8%
        ------------------------------------------------------------------------
        Hershey Foods Corp.  13,000                                       1,002
        Kellogg Co. 24,300                                                  805
        PepsiCo, Inc. 26,300                                              1,258
        Tyson Foods, Inc.,
        Class A 85,500                                                    1,220
                                                                         ------
                                                                          4,285
        HEALTHCARE / DRUGS & MEDICINE 11.4%
        ------------------------------------------------------------------------
      o Anthem, Inc. 11,700                                                 801
        Bausch & Lomb, Inc.  25,500                                       1,228
        Becton Dickinson & Co.  32,300                                    1,181
        Bristol-Myers Squibb Co.  133,200                                 3,379
        C.R. Bard, Inc. 6,800                                               544
      o Coventry Health Care, Inc.  9,500                                   520
      o Cytyc Corp. 32,900                                                  425
      o DaVita, Inc. 17,000                                                 597
      o Health Net, Inc.  35,900                                          1,134
        ICN Pharmaceuticals, Inc.  43,800                                   846
      = Johnson & Johnson  32,900                                         1,656
        McKesson Corp.  4,900                                               148
        Merck & Co., Inc.  87,300                                         3,863
        Mylan Laboratories, Inc.  26,775                                    647
      o Oxford Health Plans, Inc.  18,800                                   761
      o Pacificare Health Systems, Inc.  24,000                           1,428
      o Pediatrix Medical Group, Inc.  10,000                               534
      o Sunrise Senior Living, Inc.  13,100                                 379
      o Sybron Dental Specialties, Inc.  13,500                             310
        UnitedHealth Group, Inc.  80,200                                  4,081
      o WellPoint Health Networks, Inc.  15,000                           1,334
        Wyeth 27,000                                                      1,192
                                                                         ------
                                                                         26,988
        HOUSEHOLD PRODUCTS 4.4%
        ------------------------------------------------------------------------
        Clorox Co. 500                                                       23
    (1) Procter & Gamble Co.  106,800                                    10,497
                                                                         ------
                                                                         10,520
        INSURANCE 7.2%
        ------------------------------------------------------------------------
        Aetna, Inc.  25,000                                               1,435
        AFLAC, Inc.  91,900                                               3,352
        The Allstate Corp.  38,500                                        1,521
        Fidelity National Financial, Inc.  26,475                           819


                                                         See financial notes. 29

SCHWAB CORE EQUITY FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
        SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
        Marsh & McLennan Cos., Inc.  64,900                                2,774
        Metlife, Inc. 20,000                                                 628
        Principal Financial Group, Inc.  24,200                              759
    (9) The Progressive Corp.  78,300                                      5,779
        Radian Group, Inc.  1,800                                             95
                                                                          ------
                                                                          17,162
        MEDIA 1.8%
        ------------------------------------------------------------------------
      o CNET Networks, Inc.  47,500                                          387
      o EchoStar Communications Corp.,
        Class A 4,500                                                        172
        The McGraw-Hill Cos., Inc.  2,100                                    141
      o Time Warner, Inc.  36,500                                            558
        Viacom, Inc., Class B  65,100                                      2,595
        Washington Post, Class B  400                                        295
                                                                          ------
                                                                           4,148
        MISCELLANEOUS 1.7%
        ------------------------------------------------------------------------
        3M Co. 50,900                                                      4,014

        MISCELLANEOUS FINANCE 9.4%
        ------------------------------------------------------------------------
        American Express Co.  39,600                                       1,858
   =(4) Citigroup, Inc.  176,433                                           8,363
    (7) Fannie Mae 96,500                                                  6,918
        Goldman Sachs Group, Inc.  26,500                                  2,488
        Legg Mason, Inc.  14,000                                           1,166
        Lehman Brothers Holdings, Inc.  11,000                               792
        MBNA Corp. 5,500                                                     136
        Morgan Stanley  10,000                                               549
                                                                          ------
                                                                          22,270
        NON-DURABLES & ENTERTAINMENT 1.9%
        ------------------------------------------------------------------------
      o American Greetings Corp.,
        Class A 27,500                                                       586
        Fortune Brands, Inc.  27,500                                       1,792
        Hasbro, Inc. 25,500                                                  556
      o Marvel Enterprises, Inc.  25,800                                     760
        McDonald's Corp.  13,500                                             338
      o Yum! Brands, Inc.  14,000                                            478
                                                                          ------
                                                                           4,510
        OIL: DOMESTIC 2.0%
        ------------------------------------------------------------------------
        Kerr-McGee Corp.  66,500                                           2,760
        Marathon Oil Corp.  4,000                                            118
      o Newfield Exploration Co.  23,800                                     945
        Pogo Producing Co.  12,000                                           502
        Vintage Petroleum, Inc.  26,300                                      304
                                                                          ------
                                                                           4,629
        OIL: INTERNATIONAL 3.7%
        ------------------------------------------------------------------------
        ChevronTexaco Corp.  27,000                                        2,006
    (8) Exxon Mobil Corp.  186,700                                         6,830
                                                                          ------
                                                                           8,836
        OPTICAL & PHOTO 0.2%
        ------------------------------------------------------------------------
        Eastman Kodak Co.  13,800                                            337
      o Ingram Micro, Inc., Class A  15,000                                  222
                                                                          ------
                                                                             559
        PAPER & FOREST PRODUCTS 0.4%
        ------------------------------------------------------------------------
        International Paper Co.  25,500                                    1,003

        PRODUCER GOODS & MANUFACTURING 2.3%
        Albany International Corp.,
        Class A 20,900                                                       646
        Briggs & Stratton Corp.  14,500                                      942
        Deere & Co. 48,500                                                 2,940
        HON Industries, Inc.  17,900                                         734
      o SPX Corp. 2,800                                                      135
                                                                          ------
                                                                           5,397
        RETAIL 5.1%
        ------------------------------------------------------------------------
      o AnnTaylor Stores Corp.  26,300                                       941
      o Best Buy Co., Inc.  4,500                                            262
        Claire's Stores, Inc.  15,000                                        580
        Dollar General Corp.  61,000                                       1,371
        Federated Department
        Stores, Inc.  68,300                                               3,248
        The Gap, Inc.  121,700                                             2,322
        RadioShack Corp.  46,000                                           1,380
      o Rent-A-Center, Inc.  3,000                                            94
      o Rite Aid Corp.  103,000                                              590
      o Staples, Inc. 31,900                                                 856
      o United Stationers, Inc.  11,000                                      409
                                                                          ------
                                                                          12,053
        TELEPHONE 7.6%
        ------------------------------------------------------------------------
        Alltel Corp. 3,500                                                   165
        AT&T Corp. 3,020                                                      56

 30    See financial notes.

SCHWAB CORE EQUITY FUND(TM)

                                                                      MKT. VALUE
        SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
      o AT&T Wireless Services, Inc.  132,000                               957
      o Avaya, Inc. 10,900                                                  141
        BellSouth Corp.  126,500                                          3,328
      o Crown Castle International
        Corp. 36,400                                                        461
      o Level 3 Communications, Inc.  79,500                                429
      o Nextel Communications, Inc.,
        Class A 104,000                                                   2,517
        SBC Communications, Inc.  205,600                                 4,930
        Sprint Corp. (FON Group)  57,700                                    923
        Verizon Communications, Inc.  118,200                             3,972
                                                                         ------
                                                                         17,879
        TRAVEL & RECREATION 0.8%
        ------------------------------------------------------------------------
        Harrah's Entertainment, Inc.  37,100                              1,614
      o MGM MIRAGE 7,000                                                    248
                                                                         ------
                                                                          1,862
        TRUCKING & FREIGHT 0.1%
        ------------------------------------------------------------------------
      o Landstar Systems, Inc.  1,300                                        95

        UTILITIES: ELECTRIC & GAS 2.0%
        ------------------------------------------------------------------------
        Constellation Energy Group, Inc.  6,000                             218
      = Exelon Corp. 48,500                                               3,077
        Great Plains Energy, Inc.  41,900                                 1,336
                                                                         ------
                                                                          4,631
        SHORT-TERM INVESTMENT
        0.3% of net assets

        Provident Institutional
        TempFund 688,328                                                    688


        SECURITY                                       FACE VALUE
           RATE, MATURITY DATE                        ($ x 1,000)
        U.S. TREASURY OBLIGATIONS
        0.0% of net assets

      = U.S. Treasury Bills
           0.85%-0.88%, 12/18/03                               65            65

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

        SECURITY                                       FACE VALUE    MKT. VALUE
           RATE, MATURITY DATE                        ($ x 1,000)   ($ x 1,000)
        COLLATERAL INVESTED FOR SECURITIES ON LOAN
        18.5% of net assets

        COMMERCIAL PAPER & OTHER CORPORATE
        OBLIGATIONS
        ------------------------------------------------------------------------
        American Express Centurion Bank
           1.11%, 12/12/03                                    897           897
        Canadian Imperial Bank Corp.
           1.09%, 05/28/04                                    273           273
        CC USA, Inc.
           1.08%, 11/17/03                                    672           671
        Concord Minutemen Capital Corp.
           1.11%, 01/09/04                                  1,801         1,797
           1.08%, 11/18/03                                  1,491         1,488
           1.07%, 11/19/03                                  4,524         4,520
        Crown Point Funding Corp.
           1.11%, 01/16/04                                  2,294         2,290
           1.08%, 11/14/03                                    515           514
        Depfa Bank PLC
           1.08%, 11/18/03                                    432           431
        General Electric Capital Corp.
           1.08%, 05/10/04                                    331           331
        Tulip Funding Corp.
           1.07%, 11/10/03                                  3,338         3,335
        Westdeutsche Landesbank AG
           1.09%, 09/29/04                                  6,571         6,570
           1.09%, 09/23/04                                  1,097         1,097
                                                                         ------
                                                                         24,214
        SHORT-TERM INVESTMENTS
        ------------------------------------------------------------------------
        Wells Fargo Bank, Time Deposit
           1.06%, 11/03/03                                  2,647         2,647

        SECURITY AND NUMBER OF SHARES

        OTHER INVESTMENT COMPANIES
        ------------------------------------------------------------------------
        Institutional Money Market
        Trust 17,037,123                                                 17,037

END OF COLLATERAL INVESTED FROM SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 31

SCHWAB CORE EQUITY FUND(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value
(including $42,542 of securities on loan)                            $236,613 a
Collateral held for securities on loan                                 43,898
Receivables:
   Fund shares sold                                                       244
   Due from brokers for futures                                             1
   Dividends                                                              423
   Income from securities on loan                                           6
Prepaid expenses                                                   +       12
                                                                   -----------
TOTAL ASSETS                                                          281,197

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                 43,898
Payables:
  Fund shares redeemed                                                    161
  Investment adviser and administrator fees                                 5
  Transfer agent and shareholder service fees                               3
Accrued expenses                                                   +       72
                                                                   -----------
TOTAL LIABILITIES                                                      44,139

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                          281,197
TOTAL LIABILITIES                                                  -   44,139
                                                                   -----------
NET ASSETS                                                           $237,058

NET ASSETS BY SOURCE
Capital received from investors                                       244,832
Net investment income not yet distributed                               1,643
Net realized capital losses                                           (46,572)
Net unrealized capital gains                                           37,155 b

NET ASSET VALUE (NAV)
                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$237,058         18,648            $12.71

  Unless stated, all numbers x 1,000.

a The fund paid $199,486 for these securities. Not counting short-term obligations and government securities, the fund paid $172,172 for securities during the report period and received $144,317 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had three open S&P 500 futures contracts due to expire on December 18, 2003, with an aggregate net contract value of $787 and net unrealized gains of $28.

FEDERAL TAX DATA
------------------------------------------------
PORTFOLIO COST                         $199,498

NET UNREALIZED GAINS AND LOSSES:
Gains                                   $43,729
Losses                               +   (6,614)
                                     -----------
                                        $37,115
UNDISTRIBUTED EARNINGS:
Ordinary income                          $1,643
Long-term capital gains                     $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                    Loss amount
   2009                                 $26,773
   2010                                   8,588
   2011                              +   11,171
                                     -----------
                                        $46,532


32 See financial notes.

SCHWAB CORE EQUITY FUND(TM)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $3,354
Interest                                                                     31
Securities on loan                                                   +       18
                                                                     -----------
TOTAL INVESTMENT INCOME                                                   3,403

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                 (11,378)
Net realized gains on futures contracts                              +      422
                                                                     -----------
NET REALIZED LOSSES                                                     (10,956)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      43,682
Net unrealized gains on futures contracts                            +       65
                                                                     -----------
NET UNREALIZED GAINS                                                     43,747

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 1,085 a
Transfer agent and shareholder service fees                                 502 b
Trustees' fees                                                                5 c
Custodian fees                                                               23
Portfolio accounting fees                                                    29
Professional fees                                                            27
Registration fees                                                            32
Shareholder reports                                                          67
Other expenses                                                       +        3
                                                                     -----------
Total expenses                                                            1,773
Expense reduction                                                    -      265 d
                                                                     -----------
NET EXPENSES                                                              1,508

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   3,403
NET EXPENSES                                                         -    1,508
                                                                     -----------
NET INVESTMENT INCOME                                                     1,895
NET REALIZED LOSSES                                                     (10,956) e
NET UNREALIZED GAINS                                                 +   43,747 e
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $34,686


  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.54% of the first
  $500 million and 0.49% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 0.75% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $32,791.

                                                         See financial notes. 33

SCHWAB CORE EQUITY FUND(TM)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             11/1/02-10/31/03  11/1/01-10/31/02
Net investment income                                  $1,895            $1,234
Net realized losses                                   (10,956)           (7,462)
Net unrealized gains or losses               +         43,747           (17,836)
                                             -----------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                        34,686           (24,064)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                   $1,261            $1,269 a, b

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                               11/1/02-10/31/03             11/1/01-10/31/02
                            SHARES          VALUE         SHARES         VALUE
Shares sold                  5,806         $65,590         3,029        $34,629
Shares reinvested              109           1,152            89          1,172
Shares redeemed          +  (3,746)        (42,567)       (3,376)       (40,795)
                         -------------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES               2,169         $24,175          (258)       ($4,994)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                               11/1/02-10/31/03             11/1/01-10/31/02
                            SHARES      NET ASSETS        SHARES     NET ASSETS
Beginning of period         16,479        $179,458        16,737       $209,785
Total increase or
decrease                 +   2,169          57,600          (258)       (30,327) c
                         -------------------------------------------------------
END OF PERIOD               18,648        $237,058        16,479       $179,458 d

  Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD:
  Ordinary Income                   $1,261
  Long-term capital gains              $--

  PRIOR PERIOD:
  Ordinary Income                   $1,269
  Long-term capital gains              $--

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $1,643 and $1,009 at the end of the current period and prior period, respectively.


34 See financial notes.

SCHWAB DIVIDEND EQUITY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    9/2/03 1-
INVESTOR SHARES                                     10/31/03
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                10.00
                                                    ----------------------------
Income from investment operations:
    Net investment income                              0.05
    Net realized and unrealized gains                  0.55
                                                    ----------------------------
    Total income from investment operations            0.60
                                                    ----------------------------
Net asset value at end of period                      10.60
                                                    ----------------------------
Total return (%)                                       6.00 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
    Net operating expenses                               --
    Gross operating expenses                           1.34 3
    Net investment income                              3.41 3
Portfolio turnover rate                                   2 2
Net assets, end of period ($ x 1,000,000)                94

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 35

SCHWAB DIVIDEND EQUITY FUND(TM)

                                                   9/2/03 1-
SELECT SHARES(R)                                   10/31/03
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                10.00
                                                    ----------------------------
Income from investment operations:
    Net investment income                              0.05
    Net realized and unrealized gains                  0.55
                                                    ----------------------------
    Total income from investment operations            0.60
                                                    ----------------------------
Net asset value at end of period                      10.60
                                                    ----------------------------
Total return (%)                                       6.00 2

RATIOS/SUPPLEMENTAL DATA  (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
    Net operating expenses                               --
    Gross operating expenses                           1.19 3
    Net investment income                              3.41 3
Portfolio turnover rate                                   2 2
Net assets, end of period ($ x 1,000,000)               111

1 Commencement of operations.

2 Not annualized.

3 Annualized.


36 See financial notes.

SCHWAB DIVIDEND EQUITY FUND(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

                                                          COST      MARKET VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 99.6%         COMMON STOCK                              194,362        203,992

  1.8%         SHORT-TERM
               INVESTMENTS                                 3,630          3,630
--------------------------------------------------------------------------------
101.4%         TOTAL INVESTMENTS                         197,992        207,622

 (1.4)%        OTHER ASSETS AND
               LIABILITIES, NET                                          (2,820)
--------------------------------------------------------------------------------
100.0%         TOTAL NET ASSETS                                          204,802

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.6% of net assets

      AEROSPACE / DEFENSE 1.1%
      --------------------------------------------------------------------------
  (8) Rockwell Automation, Inc.  73,100                                    2,270

      AIR TRANSPORTATION 1.1%
      --------------------------------------------------------------------------
      United Parcel Service, Inc.,
      Class B  30,900                                                      2,241

      APPAREL 1.0%
      --------------------------------------------------------------------------
      VF Corp.  50,400                                                     2,139

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  4.8%
      --------------------------------------------------------------------------
      Bandag, Inc.  19,000                                                   695
  (2) Carlisle Cos., Inc.  43,100                                          2,472
      Ford Motor Co.  178,700                                              2,168
      General Motors Corp.  51,000                                         2,176
  (3) Oshkosh Truck Corp.  52,000                                          2,383
                                                                         -------
                                                                           9,894
      BANKS 15.2%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  93,000                                             2,197
  (6) Bank of America Corp.  30,200                                        2,287
      Bank One Corp.  51,700                                               2,195
  (1) FleetBoston Financial
      Corp.  64,000                                                        2,585
      J.P. Morgan Chase & Co.  61,700                                      2,215
      National City Corp.  65,900                                          2,152
      National Commerce Financial
      Corp.  79,800                                                        2,192
      PNC Financial Services
      Group, Inc.  40,900                                                  2,191
      Regions Financial Corp.  59,900                                      2,201
      U.S. Bancorp  79,800                                                 2,172
      Union Planters Corp.  64,200                                         2,136
      UnionBanCal Corp.  41,000                                            2,221
      Wachovia Corp.  48,700                                               2,234
      Wells Fargo & Co.  39,200                                            2,208
                                                                         -------
                                                                          31,186
      BUSINESS MACHINES & SOFTWARE  1.1%
      --------------------------------------------------------------------------
      Pitney Bowes, Inc.  53,200                                           2,186

      BUSINESS SERVICES 3.1%
      --------------------------------------------------------------------------
      GTECH Holdings Corp.  46,500                                         2,078
      H&R Block, Inc.  46,400                                              2,185
      Viad Corp.  86,000                                                   2,148
                                                                         -------
                                                                           6,411
      CHEMICALS 7.5%
      --------------------------------------------------------------------------
      Dow Chemical Co.  57,800                                             2,178
      E.I. du Pont de Nemours
      & Co.  53,900                                                        2,178
      Lubrizol Corp.  68,900                                               2,088
      Monsanto Co.  87,000                                                 2,179
      PPG Industries, Inc.  39,000                                         2,248
  (4) Rohm & Haas Co.  60,500                                              2,378
      RPM International, Inc.  141,000                                     2,037
                                                                         -------
                                                                          15,286
      CONSUMER DURABLES  2.1%
      --------------------------------------------------------------------------
  (7) Black & Decker Corp.  47,700                                         2,281
      Maytag Corp.  77,100                                                 1,958
                                                                         -------
                                                                           4,239
      ELECTRONICS 2.1%
      --------------------------------------------------------------------------
      Acuity Brands, Inc.  98,500                                          2,118
      PerkinElmer, Inc.  116,500                                           2,098
                                                                         -------
                                                                           4,216


                                                         See financial notes. 37

SCHWAB DIVIDEND EQUITY FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      FOOD & AGRICULTURE  3.2%
      --------------------------------------------------------------------------
      ConAgra Foods, Inc.  88,200                                          2,103
      H.J. Heinz Co.  62,000                                               2,190
      Kellogg Co.  65,900                                                  2,183
                                                                         -------
                                                                           6,476
      HEALTHCARE / DRUGS & MEDICINE  1.9%
      --------------------------------------------------------------------------
      Bristol-Myers Squibb Co.  86,700                                     2,199
      Merck & Co., Inc.  39,200                                            1,735
                                                                         -------
                                                                           3,934
      HOUSEHOLD PRODUCTS  3.2%
      --------------------------------------------------------------------------
      Clorox Co.  47,500                                                   2,152
      The Gillette Co.  68,000                                             2,169
      Procter & Gamble Co.  22,600                                         2,221
                                                                         -------
                                                                           6,542
      INSURANCE 5.2%
      --------------------------------------------------------------------------
      The Allstate Corp.  56,200                                           2,220
      Cincinnati Financial Corp.  53,400                                   2,185
      Lincoln National Corp.  50,200                                       2,004
      Marsh & McLennan Cos., Inc.  44,700                                  1,911
      Mercury General Corp.  47,100                                        2,239
                                                                         -------
                                                                          10,559
      MEDIA 1.1%
      --------------------------------------------------------------------------
      R.R. Donnelley & Sons Co.  84,600                                   2,200

      MISCELLANEOUS 1.1%
      --------------------------------------------------------------------------
  (9) 3M Co.  28,700                                                       2,264

      MISCELLANEOUS FINANCE   4.1%
      --------------------------------------------------------------------------
      Citigroup, Inc.  46,300                                              2,195
      GreenPoint Financial Corp.  70,700                                   2,202
      Washington Federal, Inc.  68,900                                     1,815
      Washington Mutual, Inc.  51,500                                      2,253
                                                                         -------
                                                                           8,465
      NON-DURABLES & ENTERTAINMENT     1.1%
      --------------------------------------------------------------------------
      Fortune Brands, Inc.  34,500                                        2,248

      OIL: DOMESTIC 1.1%
      --------------------------------------------------------------------------
      Kerr-McGee Corp.  52,600                                             2,183

      OIL: INTERNATIONAL 2.2%
      --------------------------------------------------------------------------
  (5) ChevronTexaco Corp.  31,800                                          2,363
      Exxon Mobil Corp.  60,800                                            2,224
                                                                         -------
                                                                           4,587
      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
      Eastman Kodak Co.  16,900                                              413

      PAPER & FOREST PRODUCTS  0.7%
      --------------------------------------------------------------------------
      Rayonier, Inc.  33,100                                               1,392

      PRODUCER GOODS & MANUFACTURING   4.2%
      --------------------------------------------------------------------------
      Briggs & Stratton Corp.  34,300                                      2,230
      Harsco Corp.  55,700                                                 2,134
      Hubbell, Inc., Class B  51,300                                       2,197
      Lennox International, Inc.  128,000                                  2,117
                                                                         -------
                                                                           8,678
      RAILROAD & SHIPPING   1.0%
      --------------------------------------------------------------------------
      Alexander & Baldwin, Inc.  69,200                                    2,146

      RETAIL 3.3%
      --------------------------------------------------------------------------
      Albertson's, Inc.  95,200                                            1,931
      Federated Department Stores, Inc.  46,600                            2,216
      Limited Brands, Inc.  120,800                                        2,126
      RadioShack Corp.  16,000                                               480
                                                                         -------
                                                                           6,753
      STEEL 0.7%
      --------------------------------------------------------------------------
      Worthington Industries, Inc.  98,400                                 1,435

      TELEPHONE 6.4%
      --------------------------------------------------------------------------
      Alltel Corp.  47,300                                                 2,236
      AT&T Corp.  111,600                                                  2,075
      BellSouth Corp.  83,600                                              2,199
      SBC Communications, Inc.  92,000                                     2,206
      Sprint Corp. (FON Group)  137,800                                    2,205
      Verizon Communications,
      Inc.  64,300                                                         2,160
                                                                         -------
                                                                          13,081


38 See financial notes.

SCHWAB DIVIDEND EQUITY FUND(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TOBACCO 1.1%
      --------------------------------------------------------------------------
      Altria Group, Inc. 47,300                                            2,199

      TRAVEL & RECREATION 1.1%
      --------------------------------------------------------------------------
 (10) Brunswick Corp. 76,200                                               2,261

      UTILITIES: ELECTRIC & GAS 17.6%
      --------------------------------------------------------------------------
      Centerpoint Energy, Inc. 219,000                                     2,148
      CH Energy Group, Inc. 38,000                                         1,664
      Constellation Energy Group, Inc. 61,200                              2,226
      DPL, Inc. 120,000                                                    2,186
      Duquesne Light Holdings, Inc.   122,000                              1,961
      Energy East Corp. 95,800                                             2,151
      Exelon Corp. 34,200                                                  2,170
      FirstEnergy Corp. 63,100                                             2,170
      Great Plains Energy, Inc. 68,100                                     2,171
      Hawaiian Electric Industries, Inc.   48,500                          2,220
      National Fuel Gas Co. 77,800                                         1,739
      OGE Energy Corp. 70,200                                              1,601
      PPL Corp. 44,600                                                     1,781
      Puget Energy, Inc. 94,200                                            2,141
      UGI Corp. 70,800                                                     2,181
      Westar Energy, Inc. 106,900                                          2,137
      WGL Holdings, Inc. 64,100                                            1,772
      WPS Resources Corp. 38,100                                           1,689
                                                                         -------
                                                                          36,108

      SECURITY                                        FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      SHORT-TERM INVESTMENTS
      1.8% of net assets

      Bank One, Grand Cayman
      Time Deposit
        0.50%, 11/01/03                                   3,600            3,600
      Brown Brothers Harriman,
      Grand Cayman Time Deposit
        0.50%, 11/01/03                                      30               30
                                                                         -------
                                                                           3,630

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 39

SCHWAB DIVIDEND EQUITY FUND(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $207,622 a
Receivables:
   Fund shares sold                                                       2,643
   Dividends                                                                485
   Reimbursement from adviser                                                40
Prepaid expenses                                                   +         41
                                                                   -------------
TOTAL ASSETS                                                            210,831

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      64
   Investments bought                                                     5,910
Accrued expenses                                                   +         55
                                                                   -------------
TOTAL LIABILITIES                                                         6,029

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            210,831
TOTAL LIABILITIES                                                  -      6,029
                                                                   -------------
NET ASSETS                                                             $204,802

NET ASSETS BY SOURCE
Capital from investors                                                  194,602
Net investment income not yet distributed                                   931
Net realized capital losses                                                (361)
Net unrealized capital gains                                              9,630

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                      SHARES
SHARE CLASS              NET ASSETS     /        OUTSTANDING     =           NAV
Investor Shares             $93,916                    8,862              $10.60
Select Shares(R)           $110,886                   10,463              $10.60

  Unless stated, all numbers x 1,000.

a The fund paid $197,992 for these securities. Not counting short-term obligations and government securities, the fund paid $198,508 for securities during the report period and received $3,754 from securities it sold or that matured.

FEDERAL TAX DATA
--------------------------------------------------
PORTFOLIO COST                            198,085

NET UNREALIZED GAINS AND LOSSES:
Gains                                      11,856
Losses                               +     (2,319)
                                     -------------
                                           $9,537
UNDISTRIBUTED EARNINGS:
Ordinary income                              $931
Long-term capital gains                       $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                      Loss amount
   2011                                     $268


40 See financial notes.

SCHWAB DIVIDEND EQUITY FUND(TM)

Statement of
OPERATIONS
For September 2, 2003 (commencement of operations) through October 31, 2003. All x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                  $925
Interest                                                             +        6
                                                                     -----------
TOTAL INVESTMENT INCOME                                                     931

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                    (361)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       9,630

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   232 a
Transfer agent and shareholder service fees:
   Investor Shares                                                           30 b
   Select Shares(R)                                                          15 b
Trustees' fees                                                                1 c
Custodian fees                                                                3
Portfolio accounting fees                                                     7
Professional fees                                                            17
Registration fees                                                            19
Shareholder reports                                                          18
Other expenses                                                       +        1
                                                                     -----------
Total expenses                                                              343
Expense reduction                                                    -      343 d
                                                                     -----------
NET EXPENSES                                                                 --

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     931
NET EXPENSES                                                         -       --
                                                                     -----------
NET INVESTMENT INCOME                                                       931
NET REALIZED LOSSES                                                        (361) e
NET UNREALIZED GAINS                                                 +    9,630 e
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $10,200

  Unless stated, all numbers x 1,000.

a Calculated as 0.85% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $232 from the investment adviser (CSIM) and $46 from the transfer agent and shareholder service agent (Schwab). In addition, the total expenses reimbursed by the investment adviser was $65. These reductions reflect a guarantee by CSIM and Schwab to limit the annual operating expenses of this fund through May 3, 2004 at 0.00% for both Investor Shares and Select(R) shares.

e These add up to a net gain on investments of $9,269.


                                                         See financial notes. 41

SCHWAB DIVIDEND EQUITY FUND(TM)

Statements of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on September 2, 2003, it has no prior report period. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                                                9/2/03-10/31/03
Net investment income                                                      $931
Net realized losses                                                        (361)
Net unrealized gains                                        +             9,630
                                                            --------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                                         $10,200

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                                            9/2/03-10/31/03
                                                         SHARES           VALUE
SHARES SOLD
Investor Shares                                           9,018         $90,936
Select Shares                                     +      10,753         108,229
                                                  ------------------------------
TOTAL SHARES SOLD                                        19,771        $199,165

SHARES REDEEMED
Investor Shares                                            (156)        ($1,596)
Select Shares                                     +        (290)         (2,967)
                                                  ------------------------------
TOTAL SHARES REDEEMED                                      (446)        ($4,563)

NET TRANSACTIONS IN FUND
SHARES                                                   19,325         194,602

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                                            9/2/03-10/31/03
                                                         SHARES      NET ASSETS
Beginning of period                                          --             $--
Total increase                                    +      19,325         204,802 a
                                                  ------------------------------
END OF PERIOD                                            19,325        $204,802 b

  Unless stated, all numbers x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

b Includes distributable net investment income in the amount of $931 at the end of the current period.


42 See financial notes.

SCHWAB SMALL-CAP EQUITY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS


                                              7/1/03 1-
INVESTOR SHARES                               10/31/03
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period         10.00
                                              ----------------------------------
Income or loss from investment operations:
   Net investment loss                         (0.02)
   Net realized and unrealized gains            1.83
                                              ----------------------------------
   Total income from investment operations      1.81
                                              ----------------------------------
Net asset value at end of period               11.81
                                              ----------------------------------
Total return (%)                               18.10 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                       1.30 3
   Gross operating expenses                     1.73 3
   Net investment loss                         (0.54) 3
Portfolio turnover rate                           39 2
Net assets, end of period ($ x 1,000,000)         26

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 43

SCHWAB SMALL-CAP EQUITY FUND(TM)

                                              7/1/03 1-
SELECT SHARES(R)                              10/31/03
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period         10.00
                                              ----------------------------------
Income or loss from investment operations:
   Net investment loss                         (0.01)
   Net realized and unrealized gains            1.82
                                              ----------------------------------
   Total income from investment operations      1.81
                                              ----------------------------------
Net asset value at end of period               11.81
                                              ----------------------------------
Total return (%)                               18.10 2

RATIOS/SUPPLEMENTAL DATA  (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                       1.12 3
   Gross operating expenses                     1.58 3
   Net investment loss                         (0.36) 3
Portfolio turnover rate                           39 2
Net assets, end of period ($ x 1,000,000)         14

1 Commencement of operations.

2 Not annualized.

3 Annualized.


44 See financial notes.

SCHWAB SMALL-CAP EQUITY FUND(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

                                                     COST           MARKET VALUE
HOLDINGS BY CATEGORY                              ($x1,000)           ($x1,000)
--------------------------------------------------------------------------------
 97.5%      COMMON STOCK                            34,482              38,881

  1.9%      SHORT-TERM
            INVESTMENT                                 751                 751

  0.2%      U.S. TREASURY
            OBLIGATION                                  75                  75
--------------------------------------------------------------------------------
 99.6%      TOTAL INVESTMENTS                       35,308              39,707

  0.4%      OTHER ASSETS AND
            LIABILITIES, NET                                               144
--------------------------------------------------------------------------------
100.0%      TOTAL NET ASSETS                                            39,851

                                                                      MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       COMMON STOCK 97.5% of net assets

       AEROSPACE / DEFENSE 1.3%
       -------------------------------------------------------------------------
     o Armor Holdings, Inc.  6,200                                          121
     o EnPro Industries, Inc.  16,700                                       169
     o Teledyne Technologies, Inc. 13,200                                   217
                                                                          -----
                                                                            507
       AIR TRANSPORTATION 0.8%
       -------------------------------------------------------------------------
     o EGL, Inc. 6,200                                                      101
     o MAIR Holdings, Inc.  28,500                                          200
                                                                          -----
                                                                            301
       APPAREL 3.6%
       -------------------------------------------------------------------------
       K-Swiss, Inc., Class A  5,400                                        237
       Kellwood Co.  7,800                                                  292
     o Stage Stores, Inc.  7,800                                            224
  =(4) Stride Rite Corp. 42,400                                             511
       Wolverine World Wide, Inc.  9,000                                    182
                                                                          -----
                                                                          1,446
       AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 3.2%
       -------------------------------------------------------------------------
       Carlisle Cos., Inc. 2,700                                            155
     o CSK Auto Corp. 17,300                                                297
     o Dura Automotive Systems, Inc.,
       Class A 18,800                                                       181
  =(7) Oshkosh Truck Corp.  10,100                                          463
     o Stoneridge, Inc. 13,100                                              179
                                                                          -----
                                                                          1,275
       BANKS 6.0%
       -------------------------------------------------------------------------
       Anchor Bancorp Wisconsin, Inc.  12,500                               311
       BancFirst Corp. 1,800                                                 97
       Cullen/Frost Bankers, Inc.  4,400                                    171
       Dime Community Bancshares, Inc.  3,700                               103
  =(3) First Bancorp Puerto Rico  15,700                                    523
  =(5) FirstFed Financial Corp.  10,500                                     472
       Hudson United Bancorp  8,100                                         294
       Mid-State Bancshares  6,000                                          146
       Second Bancorp., Inc.  10,200                                        283
                                                                          -----
                                                                          2,400
       BUSINESS MACHINES & SOFTWARE 1.3%
       -------------------------------------------------------------------------
       Analogic Corp. 3,000                                                 131
     o Imagistics International, Inc.  8,200                                263
     o PTEK Holdings, Inc.  13,900                                          121
                                                                          -----
                                                                            515
       BUSINESS SERVICES 13.9%
       -------------------------------------------------------------------------
     o 4Kids Entertainment, Inc.  6,200                                     152
       Advo, Inc. 4,600                                                     206
     o Aether Systems, Inc.  19,800                                          95
     o Barra, Inc. 4,300                                                    163
       Courier Corp. 2,000                                                  110
     o Credit Acceptance Corp.  10,600                                      124
     = Factset Research Systems, Inc.  4,200                                183
     o Forrester Research, Inc.  5,700                                       97
     o Genencor International, Inc.  7,300                                  112
     o Gentiva Health Services, Inc.  16,100                                184


                                                         See financial notes. 45

SCHWAB SMALL-CAP EQUITY FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       Gevity HR, Inc.  8,100                                               122
       Global Payments, Inc.  3,500                                         146
     o GSI Commerce, Inc.  37,900                                           370
     o Informatica Corp.  20,000                                            218
     o infoUSA, Inc.  17,900                                                147
     o ITT Educational Services, Inc.  6,300                                314
     = John H. Harland Co.  14,800                                          403
     o Kronos, Inc. 2,600                                                   156
     o MemberWorks, Inc.  7,900                                             228
     o National Processing, Inc.  8,900                                     197
     o Per-Se Technologies, Inc.  10,400                                    141
     o Progress Software Corp.  7,600                                       168
     o SYKES Enterprises, Inc.  21,200                                      198
     o Tetra Tech, Inc.  10,000                                             225
     o Transaction Systems Architects,
       Inc., Class A 19,100                                                 382
     o Ventiv Health, Inc.  25,400                                          213
     o Watson Wyatt & Co. Holdings  6,800                                   163
     o WebEx Communications, Inc.  14,200                                   314
                                                                          -----
                                                                          5,531
       CHEMICALS 2.5%
       -------------------------------------------------------------------------
       Amcol International Corp.  13,500                                    243
       Arch Chemicals, Inc.  12,300                                         273
     o Ethyl Corp. 22,700                                                   365
       Ferro Corp. 5,000                                                    103
                                                                          -----
                                                                            984
       CONSTRUCTION 3.0%
       -------------------------------------------------------------------------
       Centex Construction Products,
       Inc. 4,400                                                           237
       Florida Rock Industries, Inc.  2,800                                 160
     = M/I Schottenstein Homes, Inc.  6,000                                 250
       MDC Holdings, Inc.  4,500                                            303
       The Ryland Group, Inc.  3,000                                        267
                                                                          -----
                                                                          1,217
       CONSUMER DURABLES 1.5%
       -------------------------------------------------------------------------
     o Genlyte Group, Inc.  5,200                                           245
       Kimball International, Inc.,
       Class B 13,000                                                       201
       Stanley Furniture Co., Inc.  4,700                                   145
                                                                          -----
                                                                            591
       ELECTRONICS 11.6%
       -------------------------------------------------------------------------
     = Acuity Brands, Inc.  10,300                                          221
     o Acxiom Corp. 17,500                                                  278
     o Alliant Techsystems, Inc.  4,100                                     212
=o(10) Aspect Communications
       Corp. 30,500                                                         413
    =o Benchmark Electronics,
       Inc. 7,800                                                           380
     o Checkpoint Systems, Inc.  17,400                                     328
     o Dionex Corp. 3,500                                                   149
       Harman International Industries,
       Inc. 3,200                                                           410
     o Interactive Data Corp.  14,700                                       253
     o Littelfuse, Inc. 7,000                                               186
     o Mattson Technology, Inc.  10,200                                     145
     o Planar Systems, Inc.  15,200                                         352
     o Radisys Corp. 7,100                                                  139
       Raven Industries, Inc.  8,200                                        214
     o Supertex, Inc. 5,000                                                  94
     o Technitrol, Inc.  11,400                                             249
     o Tekelec 15,300                                                       246
     o Thomas & Betts Corp.  9,100                                          162
     o Western Wireless Corp.,
       Class A 11,000                                                       213
                                                                          -----
                                                                          4,644
       ENERGY: RAW MATERIALS 2.5%
       -------------------------------------------------------------------------
    =o FMC Technologies, Inc.  17,400                                       350
     o Joy Global, Inc.  10,700                                             204
     o Plains Resources, Inc.  19,500                                       258
     o Prima Energy Corp.  6,300                                            175
                                                                          -----
                                                                            987
       FOOD & AGRICULTURE 3.6%
       -------------------------------------------------------------------------
     o 7-Eleven, Inc. 20,300                                                324
       Corn Products International, Inc. 4,100                              139
     o Darling International, Inc.  42,600                                  120
     o J & J Snack Foods Corp.  4,000                                       143
       Lance, Inc. 13,100                                                   170
     o The Pantry, Inc.  18,800                                             308
       Sanderson Farms, Inc.  6,400                                         225
                                                                          -----
                                                                          1,429


46 See financial notes.

SCHWAB SMALL-CAP EQUITY FUND(TM)

                                                                     MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       HEALTHCARE / DRUGS & MEDICINE 10.4%
       -------------------------------------------------------------------------
     o America Service Group, Inc.  9,300                                   240
       Arrow International, Inc.  10,700                                    282
     o Beverly Enterprises, Inc.  22,500                                    137
     o Conmed Corp. 8,000                                                   163
     o DJ Orthopedics, Inc.  15,000                                         269
     o Ii-Vi, Inc. 4,400                                                    104
     o Inamed Corp. 1,300                                                   112
       Medicis Pharmaceutical Corp.,
       Class A 3,700                                                        234
 =o(2) Mid Atlantic Medical Services, Inc.  9,700                           567
     o MIM Corp. 14,500                                                      85
       Mine Safety Appliances Co.  5,400                                    306
       Nature's Sunshine Products, Inc.  15,200                             122
     o Osteotech, Inc. 21,000                                               170
       Owens & Minor, Inc.  9,900                                           201
     o PSS World Medical, Inc.  26,300                                      245
     o Sierra Health Services, Inc.  6,800                                  158
     o Techne Corp. 4,200                                                   146
     o Third Wave Technologies, Inc.  6,000                                  21
     o Visx, Inc. 7,400                                                     180
       West Pharmaceutical
       Services, Inc. 4,800                                                 159
     o Wright Medical Group, Inc.  9,000                                    264
                                                                          -----
                                                                          4,165
       HOUSEHOLD PRODUCTS 1.1%
       -------------------------------------------------------------------------
  =(9) Church & Dwight Co., Inc.  11,600                                    432

       INSURANCE 3.2%
       -------------------------------------------------------------------------
     = Delphi Financial Group, Inc.,
       Class A 6,100                                                        307
     o FPIC Insurance Group, Inc.  9,000                                    159
       Odyssey Re Holdings Corp.  12,400                                    260
       State Auto Financial Corp.  7,100                                    190
     o Stewart Information Services
       Corp. 8,300                                                          259
     o Universal American Financial
       Corp. 9,900                                                          100
                                                                          -----
                                                                          1,275
       MISCELLANEOUS FINANCE 3.9%
       -------------------------------------------------------------------------
     o Affiliated Managers Group,
       Inc. 4,500                                                           326
       Cash America International, Inc.  14,600                             279
       Fidelity Bankshares, Inc.  4,000                                     108
       First Financial Holdings, Inc.  5,800                                175
       Independent Bank Corp.
       Michigan 4,180                                                       121
       MB Financial, Inc. 2,900                                             137
       McGrath RentCorp 3,600                                               103
     o Meritage Corp. 2,800                                                 165
       Waypoint Financial Corp.  7,245                                      151
                                                                          -----
                                                                          1,565
       NON-DURABLES & ENTERTAINMENT 3.5%
       -------------------------------------------------------------------------
     o Barnes & Noble.com, Inc.  43,700                                     101
       Handleman Co. 16,400                                                 291
     o Isle of Capri Casinos, Inc.  9,100                                   190
     = Lone Star Steakhouse & Saloon,
       Inc. 17,100                                                          374
     o SCP Pool Corp. 2,900                                                 101
     o Service Corp. International  71,400                                  346
                                                                          -----
                                                                          1,403
       OIL: DOMESTIC 2.8%
       -------------------------------------------------------------------------
     o Clayton Williams Energy, Inc.  9,900                                 208
     o Encore Acquisition Co.  12,500                                       288
     o Houston Exploration Co.  3,900                                       137
     o KCS Energy, Inc. 20,100                                              160
     o Nuevo Energy Co. 8,200                                               161
     o Universal Compression
       Holdings, Inc. 7,600                                                 167
                                                                          -----
                                                                          1,121
       PAPER & FOREST PRODUCTS 0.3%
       -------------------------------------------------------------------------
       Wausau-Mosinee Paper Corp.  10,700                                   132

       PRODUCER GOODS & MANUFACTURING  6.2%
       -------------------------------------------------------------------------
       Aptargroup, Inc. 6,900                                               247
       Cognex Corp. 6,300                                                   169
       Franklin Electric Co., Inc.  5,100                                   311
  =(1) Graco, Inc. 15,600                                                   594
       Lennox International, Inc.  12,600                                   209
       MSC Industrial Direct Co.,
       Class A 6,400                                                        151
       Nordson Corp. 4,300                                                  119
    =o Oceaneering International,
       Inc. 8,400                                                           194


                                                         See financial notes. 47

SCHWAB SMALL-CAP EQUITY FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                     MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       Sauer-Danfoss, Inc.  20,400                                          289
       Tennant Co. 5,100                                                    202
                                                                          -----
                                                                          2,485
       RAILROAD & SHIPPING 1.1%
       -------------------------------------------------------------------------
       Alexander & Baldwin, Inc.  7,000                                     217
     o OMI Corp. 34,400                                                     232
                                                                          -----
                                                                            449
       REAL PROPERTY 0.5%
       -------------------------------------------------------------------------
     o Trammell Crow Co.  13,500                                            184

       RETAIL 3.7%
       -------------------------------------------------------------------------
     o Borders Group, Inc.  12,500                                          283
    =o The Men's Wearhouse, Inc.  7,200                                     212
     o Pacific Sunwear of California  9,300                                 215
     o Pathmark Stores, Inc.  35,000                                        240
       Ruddick Corp.  9,700                                                 155
     o Urban Outfitters, Inc.  11,000                                       367
                                                                          -----
                                                                          1,472
       TELEPHONE 2.2%
       -------------------------------------------------------------------------
     o Dobson Communications Corp.,
       Class A 19,300                                                       167
     o General Communication, Inc.,
       Class A 25,200                                                       249
     o Inet Technologies, Inc.  10,500                                      141
       North Pittsburgh Systems, Inc.  5,500                                101
     o Primus Telecommunications
       Group, Inc.  22,100                                                  204
                                                                          -----
                                                                            862
       TRAVEL & RECREATION 1.5%
       -------------------------------------------------------------------------
  o(8) Choice Hotels International, Inc.  13,900                            459
       The Marcus Corp.  9,200                                              138
                                                                          -----
                                                                            597
       TRUCKING & FREIGHT 0.9%
       -------------------------------------------------------------------------
     o Forward Air Corp.  8,200                                             238
     o Pacer International, Inc.  5,600                                     116
                                                                          -----
                                                                            354
       UTILITIES: ELECTRIC & GAS 1.4%
       -------------------------------------------------------------------------
       Central Vermont Public Service Corp.  3,900                           90
  =(6) UGI Corp. 15,200                                                     468
                                                                          -----
                                                                            558

       SECURITY                                    FACE VALUE        MKT. VALUE
           RATE, MATURITY DATE                     ($ x 1,000)       ($ x 1,000)
       SHORT-TERM INVESTMENT
       1.9% of net assets

       Bank One, Grand Cayman
       Time Deposit
          0.50%, 11/01/03                                 751               751

       U.S. TREASURY OBLIGATION
       0.2% of net assets

     = U.S. Treasury Bill
          0.93%, 12/18/03                                  75                75

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


48 See financial notes.

SCHWAB SMALL-CAP EQUITY FUND(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $39,707 a
Receivables:
   Fund shares sold                                                         169
   Dividends                                                                 11
Prepaid expenses                                                     +       14
                                                                     -----------
TOTAL ASSETS                                                             39,901

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      12
   Due to brokers for futures                                                 4
   Investment adviser and administrator fees                                  1
Accrued expenses                                                     +       33
                                                                     -----------
TOTAL LIABILITIES                                                            50

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             39,901
TOTAL LIABILITIES                                                    -       50
                                                                     -----------
NET ASSETS                                                              $39,851

NET ASSETS BY SOURCE
Capital received from investors                                          34,686
Net realized capital gains                                                  736
Net unrealized capital gains                                              4,429 b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                  SHARES
SHARE CLASS            NET ASSETS      /     OUTSTANDING        =            NAV
Investor Shares           $25,593                  2,167                  $11.81
Select Shares(R)          $14,258                  1,207                  $11.81

  Unless stated, all numbers x 1,000.

a The fund paid $35,308 for these securities. Not counting short-term obligations and government securities, the fund paid $45,563 for securities during the report period and received $11,693 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had three open Russell 2000 futures contracts due to expire on December 21, 2003, with an aggregate net contract value of $793 and net unrealized gains of $30.

  FEDERAL TAX DATA
  -----------------------------------------------
  PORTFOLIO COST                         $35,308

  NET UNREALIZED GAINS AND LOSSES:
  Gains                                   $4,809
  Losses                               +    (410)
                                       ----------
                                          $4,399
  UNDISTRIBUTED EARNINGS:
  Ordinary income                           $643
  Long-term capital gains                   $123
  RECLASSIFICATIONS:

  Net investment income not yet
      distributed                            $50
  Reclassified as:
  Net realized capital gains                ($50)


                                                         See financial notes. 49

SCHWAB SMALL-CAP EQUITY FUND(TM)

Statement of
OPERATIONS
For July 1, 2003 (commencement of operations) through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                   $78
Interest                                                             +        3
                                                                     ----------
TOTAL INVESTMENT INCOME                                                      81

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                      611
Net realized gains received on futures contracts                     +      175
                                                                     ----------
NET REALIZED GAINS                                                          786

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on investments                                       4,399
Net unrealized gains on futures contracts                            +       30
                                                                     ----------
NET UNREALIZED GAINS                                                      4,429

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   112 a
Transfer agent and shareholder service fees:
  Investor Shares                                                            17 b
  Select Shares(R)                                                            4 b
Trustees' fees                                                                2 c
Custodian fees                                                                4
Portfolio accounting fees                                                     6
Professional fees                                                            16
Registration fees                                                             6
Shareholder reports                                                          10
Other expenses                                                       +        1
                                                                     ----------
Total expenses                                                              178
Expense reduction                                                    -       47 d
                                                                     ----------
NET EXPENSES                                                                131

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      81
NET EXPENSES                                                         -      131
                                                                     ----------
NET INVESTMENT LOSS                                                         (50)
NET REALIZED GAINS                                                          786 e
NET UNREALIZED GAINS                                                 +    4,429 e
                                                                     ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $5,165

  Unless stated, all numbers x 1,000.

a Calculated as 1.05% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $46 from the investment adviser (CSIM) and $1 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 28, 2005, as follows:

                                        % OF AVERAGE
  SHARE CLASS                         DAILY NET ASSETS
  ----------------------------------------------------
  Investor Shares                                 1.30
  Select Shares                                   1.12

  This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $5,215.


50 See financial notes.

SCHWAB SMALL-CAP EQUITY FUND(TM)

Statements of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on July 1, 2003, it has no prior report period. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                                                7/1/03-10/31/03
Net investment loss                                                        ($50)
Net realized gains                                                          786
    Net unrealized gains                                        +         4,429
                                                                ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                                          $5,165

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                                          7/1/03-10/31/03
                                                       SHARES             VALUE
SHARES SOLD
Investor Shares                                         2,272          $ 23,526
Select Shares                                      +    1,245            12,704
                                                   -----------------------------
TOTAL SHARES SOLD                                       3,517          $ 36,230
SHARES REDEEMED
Investor Shares                                          (105)          ($1,137)
Select Shares                                      +      (38)             (407)
                                                   -----------------------------
TOTAL SHARES REDEEMED                                    (143)          ($1,544)
NET TRANSACTIONS IN FUND
SHARES                                                  3,374          $ 34,686

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                                           7/1/03-10/31/03
                                                       SHARES        NET ASSETS
Beginning of period                                        --               $--
Total increase                                     +    3,374            39,851 a
                                                   -----------------------------
END OF PERIOD                                           3,374           $39,851 b

  Unless stated, all numbers x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

b There is no distributable net investment income at the end of the current period.


                                                         See financial notes. 51

SCHWAB HEDGED EQUITY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                           11/1/02-     9/3/02 1-
                                                           10/31/03     10/31/02
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                         9.84        10.00
                                                           ---------------------
Income or loss from investment operations:
  Net investment loss                                         (0.09)       (0.01)
  Net realized and unrealized gains or losses                  1.78        (0.15)
                                                           ---------------------
  Total income or loss from investment operations              1.69        (0.16)
                                                           ---------------------
Net asset value at end of period                              11.53         9.84
                                                           ---------------------
Total return (%)                                              17.17        (1.60) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses (including dividend
    expense on short sales)                                    2.37         2.39 3
  Net operating expenses (excluding dividend
    expense on short sales)                                    2.00         2.00 3
  Gross operating expenses                                     2.77         3.33 3
  Net investment loss                                         (0.90)       (0.79) 3
Portfolio turnover rate                                         114           68 2
Net assets, end of period ($ x 1,000,000)                        44           32

1 Commencement of operations.

2 Not annualized.

3 Annualized.


52  See financial notes.

SCHWAB HEDGED EQUITY FUND(TM)

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top five long holdings and short positions, the number in the circle is the security's rank among their respective top five.

(1) Top five long holdings/short positions

 o  Non-income producing security

 @  Collateral for short sales

                                                        COST/
                                                       PROCEEDS     MARKET VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
103.5%     COMMON STOCK                                 38,262           45,501

  0.9%     SHORT-TERM
           INVESTMENT                                      393              393
--------------------------------------------------------------------------------
104.4%     TOTAL INVESTMENTS                            38,655           45,894

(26.3)%    SHORT SALES                                 (10,830)         (11,537)

 21.9%     OTHER ASSETS AND
           LIABILITIES, NET                                               9,611
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                              43,968

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      COMMON STOCK 103.5% of net assets

      AEROSPACE / DEFENSE 2.1%
      --------------------------------------------------------------------------
      Lockheed Martin Corp. 5,800                                            269
 @(1) Rockwell International Corp. 11,400                                    354
    @ United Technologies Corp. 3,500                                        296
                                                                    ------------
                                                                             919
      AIR TRANSPORTATION 0.4%
      --------------------------------------------------------------------------
    @ Fedex Corp. 2,100                                                      159

      APPAREL 0.3%
      --------------------------------------------------------------------------
      Timberland Co. 2,300                                                   120

      AUTOMOBILE PRODUCTS / MOTOR VEHICLES 3.6%
      --------------------------------------------------------------------------
      Advance Auto Parts, Inc. 300                                            23
    o American Axle & Manufacturing Holdings,
      Inc. 6,300                                                             218
    @ Carlisle Cos., Inc. 5,800                                              333
 @(4) Eaton Corp. 3,400                                                      341
      Ford Motor Co. 18,500                                                  224
    o Lear Corp. 5,400                                                       314
      Oshkosh Truck Corp. Class B 3,100                                      142
                                                                    ------------
                                                                           1,595
      BANKS 7.6%
      --------------------------------------------------------------------------
      Associated Bancorp. 5,600                                              231
      BancorpSouth, Inc. 2,600                                                61
      Bank of America Corp. 3,500                                            265
      Commerce Bancshares, Inc. 5,950                                        285
      Cullen Frost Bankers, Inc. 5,500                                       213
    @ Doral Financial Corp. 5,500                                            278
      First Bancorp Puerto Rico 2,100                                         70
      First Midwest Bancorp, Inc. 3,916                                      121
      Hudson City Bancorp, Inc. 2,600                                         90
      National City Corp. 8,300                                              271
      PNC Financial Services Corp. 4,900                                     262
      Popular, Inc. 7,006                                                    315
    @ UnionBanCal Corp. 5,200                                                282
      Wachovia Corp. 6,800                                                   312
      Zions Bancorp. 4,649                                                   285
                                                                    ------------
                                                                           3,341
      BUSINESS MACHINES & SOFTWARE 3.1%
      --------------------------------------------------------------------------
   @o Cisco Systems, Inc. 15,400                                             323
   @o Lexmark International, Inc., Class A 3,700                             272
    o Storage Technology Corp. 11,400                                        275
    o Sybase, Inc. 16,200                                                    290
    o Xerox Corp. 20,000                                                     210
                                                                    ------------
                                                                           1,370
      BUSINESS SERVICES 4.6%
      --------------------------------------------------------------------------
    o Cendant Corp. 3,200                                                     65
   @o Citrix Systems, Inc. 12,516                                            317
      Factset Research Systems, Inc. 6,100                                   266
      Global Payments, Inc. 1,800                                             75
   @o GTech Holdings Corp. 6,300                                             282
      IMS Health, Inc. 13,400                                                315


                                                        See financial notes.  53

SCHWAB HEDGED EQUITY FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o National Processing, Inc. 1,000                                         22
    o Polycom, Inc. 4,400                                                     88
    o Republic Services, Inc., Class A 11,900                                277
    o VeriSign, Inc. 20,000                                                  317
                                                                    ------------
                                                                           2,024
      CHEMICAL 3.7%
      --------------------------------------------------------------------------
      Albemarle Corp. 1,000                                                   27
    o Cytec Industries, Inc. 6,200                                           216
    @ E.I. Du Pont de Nemours & Co. 7,000                                    283
    o Hercules, Inc. 11,500                                                  120
      Lubrizol Corp. 1,900                                                    58
      Monsanto Co. 11,600                                                    291
      PPG Industries, Inc. 5,000                                             288
      Rohm & Haas Co. 8,400                                                  330
                                                                    ------------
                                                                           1,613
      CONSTRUCTION 2.5%
      --------------------------------------------------------------------------
      D.R. Horton, Inc. 4,400                                                175
      KB Home 4,800                                                          329
      The Ryland Group, Inc. 3,400                                           302
      The Sherwin-Williams Co. 9,100                                         305
                                                                    ------------
                                                                           1,111
      CONSUMER DURABLES 1.4%
      --------------------------------------------------------------------------
    @ Black & Decker Corp. 6,600                                             316
   @o Rent-A-Center, Inc. 9,250                                              289
                                                                    ------------
                                                                             605
      CONTAINERS 1.1%
      --------------------------------------------------------------------------
      Crown Cork & Seal Co., Inc. 20,000                                     158
    o Pactiv Corp. 14,100                                                    311
                                                                    ------------
                                                                             469
      ELECTRONICS 6.1%
      --------------------------------------------------------------------------
   @o Amkor Technology, Inc. 16,720                                          315
    o Applied Micro Circuits Corp. 1,700                                      10
      Benchmark Electronics, Inc. 6,200                                      302
    o Globespan, Inc. 20,000                                                 123
  (5) Intel Corp. 10,100                                                     334
      Motorola, Inc. 20,000                                                  271
    o Nextel Communications, Inc.,
      Class A 13,600                                                         329
   @o Plantronics, Inc. 11,100                                               309
      Scientific Atlanta, Inc. 9,000                                         266
    o Synopsys, Inc. 10,100                                                  320
    o Tektronix, Inc. 600                                                     16
    o Thermo Electron Corp. 3,200                                             70
    o Waters Corp. 300                                                         9
                                                                    ------------
                                                                           2,674
      ENERGY: RAW MATERIALS 1.2%
      --------------------------------------------------------------------------
      Devon Energy Corp. 1,300                                                63
      EOG Resources, Inc. 6,800                                              286
    o FMC Technologies, Inc. 8,600                                           173
                                                                    ------------
                                                                             522
      FOOD & AGRICULTURE 3.3%
      --------------------------------------------------------------------------
      7-Eleven, Inc. 4,700                                                    75
      Corn Products International, Inc. 4,500                                153
      Dean Foods Co. 4,000                                                   121
      Fresh Del Monte Produce, Inc. 10,300                                   257
      Hershey Foods Corp. 4,200                                              324
      Kellogg Co. 4,500                                                      149
      PepsiAmericas, Inc. 5,000                                               75
      Tyson Foods, Inc. 19,700                                               281
                                                                    ------------
                                                                           1,435
      HEALTHCARE / DRUGS & MEDICINE 7.3%
      --------------------------------------------------------------------------
    @ Bausch & Lomb, Inc. 6,800                                              327
      Becton Dickinson & Co. 7,500                                           274
      Bristol-Meyers Squibb Co. 700                                           18
    @ C.R. Bard, Inc. 3,600                                                  288
   @o Coventry Healthcare, Inc. 5,000                                        274
    o Cytec Corp. 20,000                                                     258
    o DaVita, Inc. 8,200                                                     288
   @o Health Net, Inc. 8,800                                                 278
      ICN Pharmaceuticals, Inc. 15,300                                       295
    o Manor Care, Inc. 2,400                                                  80
      Medicis Pharmaceutical Corp.,
      Class A 200                                                             13
    @ Mylan Laboratories, Inc. 11,550                                        279
   @o Pacificare Health Systems, Inc. 600                                     36


54  See financial notes.

SCHWAB HEDGED EQUITY FUND(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Pediatrix Medical Group, Inc. 500                                       27
      United Healthcare Corp. 5,300                                          270
    o Universal Health Services, Inc.,
      Class B 4,300                                                          202
                                                                    ------------
                                                                           3,207
      HOUSEHOLD PRODUCTS 2.7%
      --------------------------------------------------------------------------
      Church & Dwight, Inc. 5,900                                            220
    @ Clorox Co. 6,100                                                       276
    o Estee Lauder Cos., Inc., Class A 8,400                                 314
      Gillette Co. 1,700                                                      54
      Procter & Gamble Co. 3,100                                             305
      The Dial Corp. 1,800                                                    43
                                                                    ------------
                                                                           1,212
      INSURANCE 8.1%
      --------------------------------------------------------------------------
      AFLAC, Inc. 9,100                                                      332
      Allstate Corp. 7,700                                                   304
      AMBAC, Inc. 500                                                         35
      Delphi Financial Group Inc.,
      Class A 1,600                                                           81
    @ Fidelity National Financial, Inc. 9,450                                292
    @ First American Financial Corp. 11,000                                  315
    @ Marsh & McLennan Cos., Inc. 5,900                                      252
      Metlife, Inc. 5,000                                                    157
      Odyssey Re Holdings Corp. 3,800                                         80
      Old Republic International Corp. 8,600                                 309
    o Principal Financial Group, Inc. 9,100                                  285
    @ The Progressive Corp. 4,200                                            310
      Safeco Corp. 8,091                                                     297
    o StanCorp. Financial Group, Inc. 3,600                                  227
      Torchmark Corp. 400                                                     18
      W.R. Berkley Corp. 7,450                                               256
                                                                    ------------
                                                                           3,550
      MEDIA 4.8%
      --------------------------------------------------------------------------
    @ Blockbuster, Inc. 13,800                                               266
    o EchoStar Communications Corp. 7,871                                    302
      Harte-Hanks Communications,
      Inc. 6,400                                                             127
      McClatchy Co., Class A 1,900                                           123
      McGraw Hill Cos., Inc. 3,400                                           228
      Media General, Inc. 1,500                                               99
    @ Meredith Corp. 6,500                                                   315
 o(2) PanAmSat Corp. 17,082                                                  354
      Readers Digest Association, Inc. 13,600                                200
      Tribune Co. 2,200                                                      108
                                                                    ------------
                                                                           2,122
      MISCELLANEOUS 1.2%
      --------------------------------------------------------------------------
    @ 3M Co. 4,200                                                           331
    o SpectraSite, Inc. 5,200                                                202
                                                                    ------------
                                                                             533
      MISCELLANEOUS FINANCE 7.3%
      --------------------------------------------------------------------------
    o Affiliated Managers Group, Inc. 4,400                                  319
    @ The Bear Stearns Cos., Inc. 3,700                                      282
      Citigroup, Inc. 600                                                     28
      Countrywide Credit Industries, Inc. 3,000                              315
    o E*TRADE Group, Inc. 20,000                                             206
    @ Fannie Mae 4,100                                                       294
      GreenPoint Financial Corp. 8,100                                       252
      Independence Community Bank
      Corp. 7,964                                                            293
      IndyMac Bankcorp., Inc. 6,000                                          176
    @ Legg Mason, Inc. 4,000                                                 333
      Lehman Brothers Holdings, Inc. 4,000                                   288
      MBNA Corp. 3,500                                                        87
      Morgan Stanley 600                                                      33
    @ Nuveen Investments, Inc. 2,100                                          59
      SLM Corp. 6,600                                                        259
    o WFS Financial, Inc.    200                                               9
                                                                    ------------
                                                                           3,233
      NON-DURABLES & ENTERTAINMENT 4.2%
      --------------------------------------------------------------------------
    o American Greetings Corp.,
      Class A 11,000                                                         235
   @o Energizer Holdings, Inc. 8,400                                         309
    @ Fortune Brands, Inc. 5,000                                             326
      Hasbro, Inc. 15,200                                                    331
    o Marvel Enterprises, Inc. 700                                            21
    o The Yankee Candle Co. 10,600                                           296
    o Yum! Brands, Inc. 9,700                                                331
                                                                    ------------
                                                                           1,849


                                                         See financial notes. 55

SCHWAB HEDGED EQUITY FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OIL: DOMESTIC 1.4%
      --------------------------------------------------------------------------
      Kerr-McGee Corp. 6,900                                                 286
    o Newfield Exploration Co. 7,400                                         294
      Pogo Producing Co. 800                                                  34
                                                                    ------------
                                                                             614
      OPTICAL & PHOTO 1.1%
      --------------------------------------------------------------------------
    @ Eastman Kodak Co. 9,600                                                235
    o Ingram Micro, Inc., Class A 16,100                                     238
                                                                    ------------
                                                                             473
      PAPER & FOREST PRODUCTS 0.6%
      --------------------------------------------------------------------------
    @ International Paper Co. 1,200                                           47
    o Packaging Corp. of America 10,100                                      199
                                                                    ------------
                                                                             246
      PRODUCER GOODS & MANUFACTURING 4.0%
      --------------------------------------------------------------------------
      Briggs & Stratton Corp. 5,100                                          332
  (3) Deere & Co. 5,700                                                      345
   @o Fisher Scientific International, Inc. 7,200                            290
      Graco, Inc. 5,800                                                      221
      Harsco Corp. 4,400                                                     169
      Herman Miller, Inc. 9,500                                              218
      Hon Industries, Inc. 4,900                                             201
                                                                    ------------
                                                                           1,776
      RETAIL 5.8%
      --------------------------------------------------------------------------
    o Barnes & Noble, Inc. 11,100                                            331
      Borders Group, Inc. 13,000                                             294
      Claire's Stores, Inc. 3,800                                            147
      Dollar General Corp. 14,000                                            315
   @o Federated Department Stores, Inc. 6,100                                290
      The Gap, Inc. 16,000                                                   305
      The Neiman-Marcus Group, Inc.,
      Class A 6,000                                                          285
    o Rite Aid Corp. 2,100                                                    12
    o Saks, Inc. 20,000                                                      278
    o Staples, Inc. 300                                                        8
      Tandy Corp. 10,000                                                     300
                                                                    ------------
                                                                           2,565
      TELEPHONE 5.5%
      --------------------------------------------------------------------------
      Alltel Corp. 900                                                        43
   @o Amdocs Ltd. 12,600                                                     270
      AT&T Corp. 3,100                                                        58
      AT&T Wireless Group 20,000                                             145
      Avaya, Inc. 5,200                                                       67
      BellSouth Corp. 11,200                                                 295
      Century Telephone Enterprises,
      Inc. 8,400                                                             300
    o Commonwealth Telephone Enterprises,
      Inc. 5,180                                                             211
    o Crown Castle International Corp. 20,000                                253
      SBC Communications, Inc. 7,600                                         182
    @ Sprint Corp. 20,000                                                    320
    o Time Warner Telecom, Inc.,
      Class A 19,986                                                         207
      Verizon Communications, Inc. 2,200                                      74
                                                                    ------------
                                                                           2,425
      TRAVEL & RECREATION 2.7%
      --------------------------------------------------------------------------
      Brunswick Corp. 10,500                                                 311
    o Harrah's Entertainment, Inc. 7,100                                     309
      Mariott International, Inc., Class A 6,500                             281
   @o MGM Mirage 8,400                                                       298
                                                                    ------------
                                                                           1,199
      TRUCKING & FREIGHT 1.4%
      --------------------------------------------------------------------------
    o CNF, Inc. 8,400                                                        294
      Landstar System, Inc. 4,399                                            321
                                                                    ------------
                                                                             615
      UTILITIES: ELECTRIC & GAS 4.4%
      --------------------------------------------------------------------------
      Constellation Energy Group, Inc. 8,700                                 316
    o Edison International 15,800                                            311
      Energy East Corp. 6,600                                                148
    @ Exelon Corp. 4,500                                                     286
      Great Plains Energy, Inc. 10,000                                       319
      Kinder Morgan, Inc. 1,400                                               75
      Questar Corp. 6,800                                                    216
      UGI Corp. 8,250                                                        254
                                                                    ------------
                                                                           1,925


56 See financial notes.

SCHWAB HEDGED EQUITY FUND(TM)

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      SHORT-TERM INVESTMENT 0.9% of net assets

      Provident Institutional Funds-
      TempFund 392,593                                                       393

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

      SHORT SALES 26.3% of net assets

      AEROSPACE / DEFENSE 0.4%
      --------------------------------------------------------------------------
      The Boeing Co. 4,100                                                   158

      AIR TRANSPORTATION 0.3%
      --------------------------------------------------------------------------
      JetBlue Airways Corp. 2,192                                            126

      ALCOHOLIC BEVERAGES 0.4%
      --------------------------------------------------------------------------
      Brown-Forman Corp. 600                                                  51
      Constellation Brands, Inc.,
      Class A 3,200                                                          100
                                                                    ------------
                                                                             151
      AUTOMOBILE PRODUCTS / MOTOR VEHICLES 1.7%
      --------------------------------------------------------------------------
      Genuine Parts Co. 2,000                                                 64
      Goodyear Tire & Rubber Co. 16,400                                      112
      Navistar International Corp. 3,700                                     149
      O'Reilly Automotive, Inc. 2,257                                         98
  (5) Superior Industries International,
      Inc. 6,300                                                             268
      United Auto Group, Inc. 2,900                                           75
                                                                    ------------
                                                                             766
      BANKS 0.7%
      --------------------------------------------------------------------------
      Greater Bay Bancorp. 4,352                                             117
      Southwest Bancorp of Texas, Inc. 5,313                                 191
                                                                    ------------
                                                                             308
      BUSINESS MACHINES & SOFTWARE 0.4%
      --------------------------------------------------------------------------
      Comverse Technology, Inc. 9,000                                        162
      Icon Office Solutions, Inc. 800                                          7
      Juniper Networks, Inc. 1,200                                            22
                                                                    ------------
                                                                             191
      BUSINESS SERVICES 2.3%
      --------------------------------------------------------------------------
      Bearingpoint, Inc. 20,000                                              188
      Brocade Communications Systems,
      Inc. 900                                                                 6
      FTI Consulting, Inc. 600                                                12
      Interpublic Group of Cos., Inc. 7,100                                  106
      Mercury Interactive Corp. 4,100                                        190
      National Instruments Corp. 3,500                                       149
      Netscreen Technologies, Inc. 6,320                                     168
      PeopleSoft, Inc. 1,800                                                  37
      Performance Food Group Co. 3,999                                       149
      Sylvan Learning Systems, Inc. 100                                        3
                                                                    ------------
                                                                           1,008
      CHEMICAL 1.0%
      --------------------------------------------------------------------------
      Celgene Corp. 1,000                                                     42
      Great Lakes Chemical Corp. 10,800                                      232
      Lyondell Petrochemical Co. 10,300                                      147
                                                                    ------------
                                                                             421
      CONSTRUCTION 0.1%
      --------------------------------------------------------------------------
      Beazer Homes USA, Inc. 500                                              50
      The Stanley Works 100                                                    3
                                                                    ------------
                                                                              53
      CONSUMER DURABLES 0.5%
      --------------------------------------------------------------------------
      Newell Rubbermaid, Inc. 10,200                                         233

      CONTAINERS 0.0%
      --------------------------------------------------------------------------
      Owens - Illinois, Inc. 1,000                                            12

      ELECTRONICS 1.2%
      --------------------------------------------------------------------------
      Advanced Fibre Communications,
      Inc. 2,400                                                              58
      Advanced Micro Devices, Inc. 1,400                                      21


                                                        See financial notes.  57

SCHWAB HEDGED EQUITY FUND(TM)

PORTFOLIO HOLDINGS continued

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Nvidia Corp. 7,900                                                     140
      OmniVision Technologies, Inc. 300                                       17
      Power Intergrations, Inc. 2,100                                         73
      Skyworks Solutions, Inc. 5,600                                          48
      Western Digital Corp. 11,300                                           152
                                                                     -----------
                                                                             509
      ENERGY: RAW MATERIALS 1.0%
      --------------------------------------------------------------------------
      Evergreen Resources, Inc. 1,600                                         44
      Grant Prideco, Inc. 300                                                  4
      Helmerich & Payne, Inc. 4,900                                          130
      Key Energy Group, Inc. 4,500                                            39
      Noble Drilling Corp. 1,000                                              34
      Rowan Cos., Inc. 1,100                                                  26
      Tidewater, Inc. 5,600                                                  154
                                                                     -----------
                                                                             431
      FOOD & AGRICULTURE 1.2%
      --------------------------------------------------------------------------
      Del Monte Foods Co. 6,800                                               65
      Sara Lee Corp. 200                                                       4
  (4) Scotts Co., Class A 4,800                                              277
      Sensient Technologies Corp. 9,800                                      188
                                                                     -----------
                                                                             534
      HEALTHCARE / DRUGS & MEDICINE 3.2%
      --------------------------------------------------------------------------
      Alkermes, Inc. 13,696                                                  178
      Amgen, Inc. 100                                                          6
      Amylin Pharmaceuticals, Inc. 500                                        14
      Applied Biosystems Group 11,000                                        254
      Baxter International, Inc. 7,000                                       186
      Cymer, Inc. 4,600                                                      210
      Diagnostic Products Corp. 800                                           33
      Eli Lilly & Co. 1,300                                                   87
      HCA, Inc. 4,000                                                        153
      IDEC Pharmaceutical Corp. 4,400                                        154
      Pharmaceutical Resources, Inc. 500                                      36
      Protein Design Labs, Inc. 2,309                                         31
      Schering-Plough Corp. 4,000                                             61
                                                                     -----------
                                                                           1,403
      HOUSEHOLD PRODUCTS 0.1%
      --------------------------------------------------------------------------
      Alberto Culver Co., Class B 400                                         25

      INSURANCE 1.0%
      --------------------------------------------------------------------------
      American National Insurance Co. 300                                     25
      The Commerce Group ,Inc. 300                                            12
      Erie Indemnity Co. 1,400                                                56
      Hilb, Rogal & Hamilton Co. 400                                          12
      Jefferson-Pilot Corp. 200                                               10
      MGIC Investment Corp. 4,600                                            236
      St. Paul Cos., Inc. 2,000                                               76
      UnumProvident Corp. 700                                                 11
                                                                     -----------
                                                                             438
      MEDIA 0.7%
      --------------------------------------------------------------------------
      Cablevision Systems New York Group,
      Class A 6,500                                                          131
      Entravision Communications
      Corp. 3,400                                                             33
      Scholastic Corp. 2,696                                                  83
      Valassis Communications, Inc. 1,600                                     42
                                                                     -----------
                                                                             289
      MISCELLANEOUS FINANCE 1.3%
      --------------------------------------------------------------------------
      Americredit Co. 4,500                                                   60
  (3) Astoria Financial Corp. 8,100                                          281
      Janus Capital Group, Inc. 1,300                                         18
      Leucadia National Corp. 100                                              4
      MAF Bancorp, Inc. 4,498                                                189
      Staten Island Bancorp, Inc. 100                                          2
      Waddell & Reed Financial, Inc. 500                                      11
                                                                     -----------
                                                                             565
      NON-DURABLES & ENTERTAINMENT 0.5%
      --------------------------------------------------------------------------
      The Cheesecake Factory, Inc. 2,000                                      80
      Krispy Kreme Doughnuts, Inc. 1,900                                      82
      Ruby Tuesday, Inc. 2,800                                                77
                                                                     -----------
                                                                             239


58  See financial notes.

SCHWAB HEDGED EQUITY FUND(TM)

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OIL: DOMESTIC 1.3%
      --------------------------------------------------------------------------
      Ashland Oil, Inc. 5,000                                                186
      Murphy Oil Corp. 3,000                                                 177
      National Oilwell, Inc. 800                                              15
      Premcor, Inc. 5,400                                                    128
      Spinnaker Exploration Co. 3,100                                         79
                                                                    ------------
                                                                             585
      PAPER & FOREST PRODUCTS 0.0%
      --------------------------------------------------------------------------
      Smurfit-Stone Container Corp. 100                                        2

      PRODUCER GOODS & MANUFACTURING 1.5%
      --------------------------------------------------------------------------
      AGCO Corp. 3,800                                                        68
      Avery Dennison Corp. 2,700                                             142
      Fastenal Co. 4,992                                                     222
      Grainger, Inc. 1,900                                                    87
      Pentair, Inc. 100                                                        4
      Teleflex, Inc. 3,100                                                   143
      Timken Co. 400                                                           7
                                                                    ------------
                                                                             673
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
      CSX Corp. 3,900                                                        124
      Norfolk Southern Corp. 1,900                                            38
                                                                    ------------
                                                                             162
      RETAIL 1.5%
      --------------------------------------------------------------------------
  (2) 99 Cents Only Stores 9,600                                             286
      Carmax, Inc. 2,400                                                      76
      Fred's, Inc. 200                                                         8
      Kohls Corp. 900                                                         50
      Pier 1 Imports, Inc. 2,200                                              51
      Target Corp. 500                                                        20
      Whole Foods Market, Inc. 2,500                                         148
      Winn Dixie Stores, Inc. 800                                              6
                                                                    ------------
                                                                             645
      TELEPHONE 0.0%
      --------------------------------------------------------------------------
      Sonus Networks, Inc. 300                                                 3
      Telephone & Data Systems, Inc. 100                                       6
      United States Cellular Corp. 300                                        10
                                                                    ------------
                                                                              19
      TOBACCO 0.3%
      --------------------------------------------------------------------------
      UST, Inc. 4,200                                                        143

      TRAVEL & RECREATION 1.2%
      --------------------------------------------------------------------------
      Carnival Corp. 6,400                                                   224
  (1) Mandalay Resort Group 7,600                                            298
                                                                    ------------
                                                                             522
      UTILITIES: ELECTRIC & GAS 2.1%
      --------------------------------------------------------------------------
      Allegheny Power System, Inc. 8,400                                      89
      Consolidated Edison, Inc. 1,500                                         61
      El Paso Energy Corp. 6,300                                              46
      Equitable Resources, Inc. 3,900                                        161
      Northeast Utilities 300                                                  5
      Piedmont Natural Gas Co., Inc. 600                                      24
      Pinnacle West Capital Co. 3,500                                        128
      Public Service Enterprise Group,
      Inc. 2,100                                                              86
      Scana Corp. 4,100                                                      140
      Teco Energy, Inc. 9,300                                                122
      Texas Genco Holding, Inc. 1,300                                         39
      TXU Corp. 1,100                                                         25
                                                                    ------------
                                                                             926

END OF SHORT SALE POSITIONS. For totals, please see the first page of holdings for this fund.


                                                        See financial notes.  59

SCHWAB HEDGED EQUITY FUND(TM)

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                             $45,894 a
Deposits with broker for short sales                                       9,185
Receivables:
  Fund shares sold                                                           500
  Interest                                                                     5
  Dividends                                                                   32
Prepaid expenses                                                     +        12
                                                                     -----------
TOTAL ASSETS                                                              55,628

LIABILITIES
--------------------------------------------------------------------------------
Securities sold short, at market value                                    11,537 b
Payables:
  Dividends on short sales                                                     4
  Fund shares redeemed                                                        68
  Investment adviser and administrator fees                                    3
  Transfer agent and shareholder service fees                                  1
Accrued expenses                                                     +        47
                                                                     -----------
TOTAL LIABILITIES                                                         11,660

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                              55,628
TOTAL LIABILITIES                                                    -    11,660
                                                                     -----------
NET ASSETS                                                               $43,968

NET ASSETS BY SOURCE
Capital received from investors                                           37,821
Net realized capital losses                                                 (385) c
Net unrealized capital gains                                               6,532 c

NET ASSET VALUE (NAV)
                        SHARES
NET ASSETS      /       OUTSTANDING     =          NAV
$43,968                 3,815                      $11.53


  Unless stated, all numbers x 1,000.

a The fund paid $38,655 for these securities. Not counting short-term obligations and government securities, the fund paid $47,778 for securities during the report period and received $42,802 from securities it sold or that matured.

b The proceeds for securities sold short is $10,830.

c These derive from investments and short sales.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                              $38,781

NET UNREALIZED GAINS AND LOSSES:
Gains                                        $7,503
Losses                                   +     (390)
                                         -----------
                                             $7,113

UNDISTRIBUTED EARNINGS:
Ordinary income                                  $--
Long-term capital gains                          $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                        Loss amount:
  2010                                           $46
  2011                                   +       214
                                         -----------
                                                $260
RECLASSIFICATIONS:
Net investment income not yet
  distributed                                   $338
Reclassified as:
Capital received from investors                ($338)


60  See financial notes.

SCHWAB HEDGED EQUITY FUND(TM)

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                  $488
Interest                                                              +      62
                                                                      ----------
TOTAL INVESTMENT INCOME                                                     550

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on short sales                                       (1,725)
Net realized gains on investments sold                                    1,490
                                                                      ----------
NET REALIZED LOSSES                                                        (235)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       7,974
Net unrealized losses on short sales                                  +  (1,271)
                                                                      ----------
NET UNREALIZED GAINS                                                      6,703

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   656 a
Transfer agent and shareholder service fees                                  94 b
Trustees' fees                                                                5 c
Custodian and portfolio accounting fees                                      61
Professional fees                                                            39
Registration fees                                                            11
Shareholder reports                                                          30
Other expenses                                                        +       4
                                                                      ----------
Total expenses before short sales                                           900
Dividends on short sales                                                    138
Expense reduction                                                     +    (150) d
                                                                      ----------
NET EXPENSES                                                                888

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     550
NET EXPENSES                                                          -     888
                                                                      ----------
NET INVESTMENT LOSS                                                        (338)
NET REALIZED LOSSES                                                        (235) e
NET UNREALIZED GAINS                                                  +   6,703 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $6,130

  Unless stated, all numbers x 1,000.

a Calculated as 1.75% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 29, 2004, to 2.00% of average daily net assets. This limit doesn't include interest, taxes, certain non-routine expenses and expenses for dividends on securities sold short.

e These add up to a net gain on investments of $6,468.


                                                        See financial notes.  61

SCHWAB HEDGED EQUITY FUND(TM)

Statement of
CHANGES IN NET ASSETS
For the current and prior report period. All numbers x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                           11/1/02-10/31/03     9/3/02*-10/31/02
Net investment loss                                   ($338)                ($35)
Net realized losses                                    (235)                (150)
Net unrealized gains or losses             +          6,703                 (171)
                                           --------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                      $6,130                ($356)

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                        11/1/02-10/31/03      9/3/02-10/31/02
                                       SHARES      VALUE     SHARES       VALUE
Shares sold                             1,672    $17,074      3,397     $33,733
Shares redeemed                     +  (1,153)   (11,663)      (101)       (950) a
                                    --------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                                    519    $ 5,411      3,296     $32,783

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                          11/1/02-10/31/03     9/3/02-10/31/02
                                        SHARES   NET ASSETS  SHARES  NET ASSETS
Beginning of period                      3,296      $32,427      --         $--
Total increase                       +     519       11,541   3,296      32,427 b
                                     -------------------------------------------
END OF PERIOD                            3,815      $43,968   3,296     $32,427 c

  Unless stated, all numbers x 1,000.

a The fund charges 1.50% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD                   $42
  PRIOR PERIOD                     $14

  Dollar amounts are net of the redemption proceeds.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c There is no distributable net investment income at the end of the current and prior period.

* Commencement of operations.


62  See financial notes.

COMMUNICATIONS FOCUS FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                       11/1/02-    11/1/01-       11/1/00-     7/3/00 1-
                                                       10/31/03    10/31/02       10/31/01     10/31/00
----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    2.84         4.16         8.13         10.00
                                                       ---------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                          0.02         0.03        (0.00) 2       0.00 2
   Net realized and unrealized gains or losses            0.74        (1.35)       (3.97)        (1.87)
                                                       ---------------------------------------------------------
   Total income or loss from investment operations        0.76        (1.32)       (3.97)        (1.87)
Less distributions:
   Dividends from net investment income                  (0.03)          --        (0.00) 2         --
                                                       ---------------------------------------------------------
Net asset value at end of period                          3.57         2.84         4.16          8.13
                                                       ---------------------------------------------------------
Total return (%)                                         26.87       (31.73)      (48.82)       (18.70) 3

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 1.03 4       0.89         0.89 5        0.89 6
   Gross operating expenses                               1.77         1.68         1.30          1.71 6
   Net investment income or loss                          0.45         0.69        (0.02)         0.07 6
Portfolio turnover rate                                    179           94          154            45 3
Net assets, end of period ($ x 1,000,000)                   11            9           16            32

1 Commencement of operations.

2 Per-share amount was less than $0.01.

3 Not annualized.

4 The ratio of net operating expenses would have been 1.04% if certain non-routine expenses (interest expense) had been included.

5 The ratio of net operating expenses would have been 0.90% if certain non-routine expenses (interest expense) had been included.

6 Annualized.


                                                         See financial notes. 63

COMMUNICATIONS FOCUS FUND

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

                                                        COST      MARKET VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)      ($x1,000)
-------------------------------------------------------------------------------
100.0%      COMMON STOCK                               10,466           11,084

  0.2%      SHORT-TERM
            INVESTMENT                                     16               16
-------------------------------------------------------------------------------
100.2%      TOTAL INVESTMENTS                          10,482           11,100

  7.5%      COLLATERAL INVESTED FOR
            SECURITIES ON LOAN                            831              831

 (7.7)%     OTHER ASSETS AND
            LIABILITIES, NET                                              (849)
-------------------------------------------------------------------------------
100.0%      TOTAL NET ASSETS                                            11,082

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK  100.0% of net assets

      BUSINESS MACHINES & SOFTWARE 3.1%
      --------------------------------------------------------------------------
    o PTEK Holdings, Inc.  40,000                                            348

      BUSINESS SERVICES 3.1%
      --------------------------------------------------------------------------
    o Aether Systems, Inc.  71,000                                           341

      CONSTRUCTION 3.5%
      --------------------------------------------------------------------------
 o(6) SBA Communications Corp.  96,500                                       392

      ELECTRONICS 3.1%
      --------------------------------------------------------------------------
    o Hungarian Telephone & Cable  34,900                                    339

      MEDIA 7.3%
      --------------------------------------------------------------------------
    o EchoStar Communications Corp.,
      Class A 9,300                                                          356
 o(1) PanAmSat Corp.  22,100                                                 458
                                                                         -------
                                                                             814
      TELEPHONE 79.9%
      --------------------------------------------------------------------------
      Alltel Corp.  7,300                                                    345
  (9) AT&T Corp.  20,500                                                     381
    o AT&T Wireless Services, Inc.  50,734                                   368
  (4) BellSouth Corp.  15,937                                                419
      CenturyTel, Inc.  9,600                                                343
o(10) Cincinnati Bell, Inc.  74,300                                          380
    o Citizens Communications Co.  28,600                                    356
    o Commonwealth Telephone
      Enterprises, Inc.  8,100                                               330
 o(3) Crown Castle International Corp.  33,800                               428
      CT Communications, Inc.  24,900                                        346
    o Dobson Communications Corp.,
      Class A  42,300                                                        367
 o(7) General Communication, Inc.,
      Class A  39,000                                                        385
      Hickory Tech Corp.  30,900                                             369
 o(5) Nextel Communications, Inc.,
      Class A  16,900                                                        409
      North Pittsburgh Systems, Inc.  20,300                                 373
    o Price Communications Corp.  24,100                                     303
 o(2) Primus Telecommunications
      Group, Inc.  49,400                                                    456
      SBC Communications, Inc.  14,404                                       345
      Sprint Corp. (FON Group)  23,300                                       373
    o Sprint Corp. (PCS Group)  73,600                                       320
    o Talk America Holdings, Inc.  28,700                                    358
 o(8) Time Warner Telecom, Inc.,
      Class A  37,000                                                        383
    o US LEC Corp., Class A  69,000                                          364
      Verizon Communications, Inc.  10,382                                   349
                                                                         -------
                                                                           8,850


64  See financial notes.

COMMUNICATIONS FOCUS FUND

SECURITY                                         FACE VALUE           MKT. VALUE
   RATE, MATURITY DATE                          ($ x 1,000)          ($ x 1,000)
SHORT-TERM INVESTMENT
0.2% of net assets

Brown Brothers Harriman,
Grand Cayman Time Deposit
   0.50%, 11/01/03                                   16                       16

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

                                                                     MKT. VALUE
SECURITY AND NUMBER OF SHARES                                        ($ x 1,000)
COLLATERAL INVESTED FOR SECURITIES ON LOAN
7.5% of net assets

OTHER INVESTMENT COMPANIES
--------------------------------------------------------------------------------
Securities Lending Investment
Fund  830,650                                                                831

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 65

COMMUNICATIONS FOCUS FUND

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value
   (including $782 of securities on loan)                             $11,100 a
Collateral held for securities on loan                                    831
Receivables:
   Dividends                                                               15
   Reimbursement from adviser                                               4
Prepaid expenses                                                   +        5
                                                                   -----------
TOTAL ASSETS                                                           11,955

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                    831
Payables:
   Fund shares redeemed                                                    13
Accrued expenses                                                   +       29
                                                                   -----------
TOTAL LIABILITIES                                                         873

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                           11,955
TOTAL LIABILITIES                                                  -      873
                                                                   -----------
NET ASSETS                                                            $11,082

NET ASSETS BY SOURCE
Capital received from investors                                        37,051
Net investment income not yet distributed                                  43
Net realized capital losses                                           (26,630)
Net unrealized capital gains                                              618

NET ASSET VALUE (NAV)
                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$11,082          3,103             $3.57

  Unless stated, all numbers x 1,000.

a The fund paid $10,482 for these securities. Not counting short-term obligations and government securities, the fund paid $17,697 for securities during the report period and received $18,215 from securities it sold or that matured.

FEDERAL TAX DATA
----------------------------------------------------
PORTFOLIO COST                              $10,814

NET UNREALIZED GAINS AND LOSSES:
Gains                                        $1,264
Losses                                  +      (978)
                                        ------------
                                               $286
UNDISTRIBUTED EARNINGS:
Ordinary income                                 $43
Long-term capital gains                         $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                       Loss amount
   2008                                      $1,226
   2009                                      13,397
   2010                                       8,364
   2011                                 +     3,311
                                        ------------
                                            $26,298


66 See financial notes.

COMMUNICATIONS FOCUS FUND

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                                $146 a
Interest                                                            +       1
                                                                    ----------
TOTAL INVESTMENT INCOME                                                   147

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                                (2,109)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                     4,443

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                  54 b
Transfer agent and shareholder service fees                                25 c
Trustees' fees                                                              4 d
Custodian fees                                                             36
Portfolio accounting fees                                                   1
Professional fees                                                          26
Registration fees                                                          10
Shareholder reports                                                        19
Other expenses                                                      +       1
                                                                    ----------
Total expenses                                                            176
Expense reduction                                                   -      73 e
                                                                    ----------
NET EXPENSES                                                              103

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   147
NET EXPENSES                                                        -     103
                                                                    ----------
NET INVESTMENT INCOME                                                      44
NET REALIZED LOSSES                                                    (2,109) f
NET UNREALIZED GAINS                                                +   4,443 f
                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $2,378

  Unless stated, all numbers x 1,000.

a An additional $4 was withheld for foreign taxes.

b Calculated as 0.54% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e Includes $53 from the investment adviser (CSIM) and $12 from the transfer agent and shareholder service agent (Schwab). In addition, the total expenses reimbursed by the investment adviser was $8. These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 28, 2005, to 1.10% of average daily net assets. Prior to March 1, 2003, this limit was 0.89%. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $2,334.


                                                         See financial notes. 67

COMMUNICATIONS FOCUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
----------------------------------------------------------------------------
                                       11/1/02-10/31/03     11/1/01-10/31/02
Net investment income                               $44                 $86
Net realized losses                              (2,109)             (6,355)
Net unrealized gains                 +            4,443               1,679
                                     ------------------ --------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                   2,378              (4,590)

DISTRIBUTIONS PAID
----------------------------------------------------------------------------
Dividends from net investment income                $87                 $-- a, b

TRANSACTIONS IN FUND SHARES
----------------------------------------------------------------------------
                              11/1/02-10/31/03          11/1/01-10/31/02
                           SHARES           VALUE    SHARES           VALUE
Shares sold                   825          $2,570       655          $2,313
Shares reinvested              27              78        --              --
Shares redeemed          + (1,019)         (3,138)   (1,190)         (4,283) c
                         ---------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES               (167)          ($490)     (535)        ($1,970)

SHARES OUTSTANDING AND NET ASSETS
----------------------------------------------------------------------------
                               11/1/02-10/31/03        11/1/01-10/31/02
                           SHARES      NET ASSETS    SHARES      NET ASSETS
Beginning of period         3,270          $9,281     3,805         $15,841
Total increase or
decrease                 +   (167)          1,801      (535)         (6,560) d
                         ---------------------------------------------------
END OF PERIOD               3,103         $11,082     3,270          $9,281 e

  Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD:
  Ordinary Income                      $87
  Long-term capital gains              $--

  PRIOR PERIOD:
  Ordinary Income                      $--
  Long-term capital gains              $--

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD                       $6
  PRIOR PERIOD                         $4

  Dollar amounts are net of the redemption proceeds.

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $43 and $86 at the end of the current period and prior period, respectively.


68 See financial notes.

FINANCIAL SERVICES FOCUS FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                       11/1/02-     11/1/01-    11/1/00-      7/3/00 1-
                                                       10/31/03     10/31/02    10/31/01      10/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   9.44         9.75        11.86        10.00
                                                       -----------------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                  0.11         0.12         0.09         0.04
  Net realized and unrealized gains or losses            2.37        (0.28)       (1.76)        1.82
                                                       -----------------------------------------------------------------------------
  Total income or loss from investment operations        2.48        (0.16)       (1.67)        1.86
Less distributions:
  Dividends from net investment income                  (0.15)       (0.09)       (0.06)          --
  Distributions from net realized gains                    --        (0.06)       (0.38)          --
                                                       -----------------------------------------------------------------------------
  Total distributions                                   (0.15)       (0.15)       (0.44)          --
                                                       -----------------------------------------------------------------------------
Net asset value at end of period                        11.77         9.44         9.75        11.86
                                                       -----------------------------------------------------------------------------
Total return (%)                                        26.68        (1.78)      (14.51)       18.60 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                 1.03 3       0.89         0.89         0.89 4
  Gross operating expenses                               1.49         1.32         1.23         1.99 4
  Net investment income                                  1.05         1.20         0.75         1.04 4
Portfolio turnover rate                                   181          131          151           40 2
Net assets, end of period ($ x 1,000,000)                  18           17           21           24

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 1.04% if certain non-routine expenses (interest expense) had been included.

4 Annualized.


                                                         See financial notes. 69

FINANCIAL SERVICES FOCUS FUND

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

                                                          COST      MARKET VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
100.1%      COMMON STOCK                                  16,183         18,472
--------------------------------------------------------------------------------
100.1%      TOTAL INVESTMENTS                             16,183         18,472

  1.4%      COLLATERAL INVESTED FOR
            SECURITIES ON LOAN                               249            249

 (1.5)%     OTHER ASSETS AND LIABILITIES, NET                              (271)
--------------------------------------------------------------------------------
100.0%      TOTAL NET ASSETS                                             18,450

                                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)

     COMMON STOCK 100.1% of net assets

     BANKS 32.8%
     ---------------------------------------------------------------------------
     Anchor Bancorp Wisconsin,  Inc. 14,000                                 349
     Associated Banc-Corp. 9,000                                            370
     BancFirst Corp. 2,500                                                  135
     Bancorpsouth, Inc. 16,000                                              376
     Bank of America Corp. 4,480                                            339
 (5) Bank of Hawaii Corp. 10,100                                            398
 (4) City National Corp. 6,700                                              403
     Doral Financial Corp. 7,400                                            374
     First Bancorp Puerto Rico 11,200                                       373
     First Community Bancshares,
     Inc. Virginia 4,400                                                    156
   o FirstFed Financial Corp. 8,400                                         378
     National City Corp. 11,700                                             382
     OceanFirst Financial Corp. 11,200                                      293
 (8) Popular, Inc. 8,800                                                    396
     Second Bancorp., Inc. 8,000                                            222
     UnionBanCal Corp. 6,900                                                374
     Wachovia Corp. 8,000                                                   367
     Zions Bancorp. 6,000                                                   368
                                                                     ----------
                                                                          6,053
     BUSINESS MACHINES & SOFTWARE 2.0%
     ---------------------------------------------------------------------------
     Landamerica Financial Group, Inc. 7,500                                375

     INSURANCE 29.7%
     ---------------------------------------------------------------------------
     Aetna, Inc. 5,700                                                      326
     AFLAC, Inc. 10,500                                                     383
     AMBAC Financial Group, Inc. 5,000                                      354
     Delphi Financial Group, Inc.,
     Class A 7,000                                                          353
     Fidelity National Financial, Inc. 12,000                               371
     First American Corp. 13,100                                            375
(10) Metlife, Inc. 12,200                                                   383
     Odyssey Re Holdings Corp. 17,500                                       367
     Old Republic International Corp. 10,000                                360
     Principal Financial Group, Inc. 11,800                                 370
     The Progressive Corp. 4,800                                            354
     Reinsurance Group of America, Inc. 8,500                               340
 (7) Safeco Corp. 10,800                                                    396
     Stancorp Financial Group, Inc. 5,900                                   372
   o Stewart Information Services Corp. 11,900                              371
                                                                     ----------
                                                                          5,475
     MISCELLANEOUS FINANCE 34.9%
     ---------------------------------------------------------------------------
   o Affiliated Managers Group, Inc. 5,200                                  377
     Berkshire Hills Bancorp, Inc. 3,000                                    108
o(3) Capital Corp. of the West 10,800                                       414
 (9) Cash America International, Inc. 20,200                                386
     Citigroup, Inc. 7,375                                                  350
   o CompuCredit Corp. 18,700                                               370
 (1) Countrywide Financial Corp. 4,300                                      452
   o Delta Financial Corp. 25,000                                           189
   o E*TRADE Group, Inc. 34,200                                             352
     Fannie Mae 5,120                                                       367
     First Financial Holdings, Inc. 3,000                                    90


70 See financial notes.

FINANCIAL SERVICES FOCUS FUND

                                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     Franklin Resources, Inc. 7,600                                         360
     GreenPoint Financial Corp. 12,250                                      382
     Independence Community Bank Corp. 9,800                                360
 (6) IndyMac Bancorp, Inc. 13,500                                           397
     Lehman Brothers Holdings, Inc. 4,900                                   353
     MBNA Corp. 14,390                                                      356
     Nuveen Investments, Inc., Class A 12,700                               356
o(2) WFS Financial, Inc. 9,500                                              414
                                                                     ----------
                                                                          6,433
     REAL PROPERTY 0.7%
     ---------------------------------------------------------------------------
  o  Trammell Crow Co. 10,000                                               136

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

                                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     COLLATERAL INVESTED FOR SECURITIES ON LOAN
     1.4% of net assets

     OTHER INVESTMENT COMPANIES
     ---------------------------------------------------------------------------
     Securities Lending Investment Fund 248,710                             249

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 71

FINANCIAL SERVICES FOCUS FUND

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value
  (including $237 of securities on loan)                              $18,472  a
Collateral held for securities on loan                                    249
Receivables:
  Fund shares sold                                                         35
  Dividends                                                                18
Prepaid expenses                                                 +          5
                                                                 -------------
TOTAL ASSETS                                                           18,779

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                    249
Cash overdraft                                                             40
Payables:
   Fund shares redeemed                                                     8
Accrued expenses                                                 +         32
                                                                 -------------
TOTAL LIABILITIES                                                         329

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                           18,779
TOTAL LIABILITIES                                                -        329
                                                                 -------------
NET ASSETS                                                            $18,450

NET ASSETS BY SOURCE
Capital received from investors                                        16,958
Net investment income not yet distributed                                 119
Net realized capital losses                                              (916)
Net unrealized capital gains                                            2,289

NET ASSET VALUE (NAV)
                      SHARES
NET ASSETS      /     OUTSTANDING      =      NAV
   $18,450            1,567                   $11.77

  Unless stated, all numbers x 1,000.

a The fund paid $16,183 for these securities. Not counting short-term obligations and government securities, the fund paid $30,081 for securities during the report period and received $32,579 from securities it sold or that matured.

FEDERAL TAX DATA
-----------------------------------------------------
PORTFOLIO COST                                16,188

NET UNREALIZED GAINS AND LOSSES:
Gains                                         $2,410
Losses                                +         (126)
                                      ---------------
                                              $2,284
UNDISTRIBUTED EARNINGS:
Ordinary income                                 $119
Long-term capital gains                          $--

CAPITAL LOSSES UTILIZED                          $37

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                        Loss amount
  2010                                          $911


72 See financial notes.

FINANCIAL SERVICES FOCUS FUND

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                                 $347
Securities on loan                                                 +         1
                                                                   ------------
TOTAL INVESTMENT INCOME                                                    348

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                     326

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on investments                                      3,471

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   90 a
Transfer agent and shareholder service fees                                 42 b
Trustees' fees                                                               4 c
Custodian fees                                                              52
Portfolio accounting fees                                                    3
Professional fees                                                           25
Registration fees                                                           12
Shareholder reports                                                         16
Other expenses                                                     +         3
                                                                   ------------
Total expenses                                                             247
Expense reduction                                                  -        75 d
                                                                   ------------
NET EXPENSES                                                               172

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    348
NET EXPENSES                                                       -       172
                                                                   ------------
NET INVESTMENT INCOME                                                      176
NET REALIZED GAINS                                                         326 e
NET UNREALIZED GAINS                                               +     3,471 e
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $3,973

  Unless stated, all numbers x 1,000.

a Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $69 from the investment adviser (CSIM) and $5 from the transfer agent and shareholder service agent (Schwab). In addition, the total expenses reimbursed by the investment adviser was $1. These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 28, 2005, to 1.10% of average daily net assets. Prior to March 1, 2003, this limit was 0.89%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $3,797.


                                                         See financial notes. 73

FINANCIAL SERVICES FOCUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                         11/1/02-10/31/02    11/1/01-10/31/03
Net investment income                                $176                $251
Net realized gains or losses                          326                (668)
Net unrealized gains                     +          3,471                 224
                                         -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                     3,973                (193)

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income                  260                 193 a
Distributions from net realized gains    +             --                 123
                                         -------------------------------------
TOTAL DISTRIBUTIONS PAID                             $260                $316 b

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                  11/1/02-10/31/03         11/1/01-10/31/02
                                 SHARES        VALUE      SHARES        VALUE
Shares sold                         231       $2,407         237       $2,445
Shares reinvested                    25          236          29          290
Shares redeemed                 +  (509)      (5,079)       (633)      (6,384) c
                                ----------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                     (253)     ($2,436)       (367)     ($3,649)

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                  11/1/02-10/31/03         11/1/01-10/31/02
                                 SHARES   NET ASSETS      SHARES   NET ASSETS
Beginning of period               1,820      $17,173       2,187      $21,331
Total increase or decrease      +  (253)       1,277        (367)      (4,158) d
                                ----------------------------------------------
END OF PERIOD                     1,567      $18,450       1,820      $17,173 e

  Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD:
  Ordinary income             $260
  Long-term capital gains      $--

  PRIOR PERIOD:
  Ordinary income             $316
  Long-term capital gains      $--

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD               $4
  PRIOR PERIOD                 $4

  Dollar amounts are net of the redemption proceeds.

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $119 and $203 at the end of the current period and prior period, respectively.


74 See financial notes.

HEALTH CARE FOCUS FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                        11/1/02-     11/1/01-     11/1/00-     7/3/00 1-
                                                        10/31/03     10/31/02     10/31/01     10/31/00
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      7.12         9.00        10.27        10.00
                                                        ---------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                            0.01         0.03         0.00 2      (0.00) 2
   Net realized and unrealized gains or losses              1.33        (1.90)       (1.10)        0.27
                                                        ---------------------------------------------------------------------------
   Total income or loss from investment operations          1.34        (1.87)       (1.10)        0.27
Less distributions:
   Dividends from net investment income                    (0.03)       (0.01)       (0.00) 2        --
   Distributions from net realized gains                      --           --        (0.17)          --
                                                        ---------------------------------------------------------------------------
   Total distributions                                     (0.03)       (0.01)       (0.17)          --
                                                        ---------------------------------------------------------------------------
Net asset value at end of period                            8.43         7.12         9.00        10.27
                                                        ---------------------------------------------------------------------------
Total return (%)                                           18.96       (20.84)      (10.94)        2.70 3

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                   1.04         0.89         0.89         0.89 4
   Gross operating expenses                                 1.34         1.18         1.17         2.04 4
   Net investment income or loss                            0.13         0.25         0.06        (0.02) 4
Portfolio turnover rate                                      200           99           92           41 3
Net assets, end of period ($ x 1,000,000)                     25           21           32           28

1  Commencement of operations.

2  Per share amount was less than $0.01.

3  Not annualized.

4  Annualized.


                                                        See financial notes.  75

HEALTH CARE FOCUS FUND

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

                                                        COST        MARKET VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
100.1%     COMMON STOCK                                 22,165           25,030
--------------------------------------------------------------------------------
100.1%     TOTAL INVESTMENTS                            22,165           25,030

 (0.1)%    OTHER ASSETS AND
           LIABILITIES, NET                                                 (26)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                              25,004

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      COMMON STOCK 100.1% of net assets

      BUSINESS SERVICES 13.4%
      --------------------------------------------------------------------------
    o Genesis Health Ventures, Inc. 23,000                                   619
    o Gentiva Health Services, Inc. 55,000                                   627
  (6) IMS Health, Inc. 29,700                                                699
    o Invitrogen Corp. 10,000                                                636
 o(1) Ventiv Health, Inc. 92,900                                             780
                                                                    ------------
                                                                           3,361
      HEALTHCARE / DRUGS & MEDICINE 76.6%
      --------------------------------------------------------------------------
    o Anthem, Inc. 9,600                                                     657
    o Arqule, Inc. 115,000                                                   598
      Arrow International, Inc. 23,000                                       607
      Bausch & Lomb, Inc. 12,500                                             602
  (9) Becton Dickinson & Co. 18,300                                          669
      CNS, Inc. 53,000                                                       639
    o Coventry Health Care, Inc. 11,600                                      635
 o(7) Cytyc Corp. 54,000                                                     698
 o(5) DaVita, Inc. 20,200                                                    709
 o(4) DJ Orthopedics, Inc. 40,400                                            725
    o Health Net, Inc. 19,400                                                613
    o Henry Schein, Inc. 10,500                                              652
      ICN Pharmaceuticals, Inc. 32,300                                       624
      Johnson & Johnson 8,880                                                447
    o Lincare Holdings, Inc. 15,700                                          611
 o(2) Microtek Medical Holdings, Inc. 192,000                                753
    o Mid Atlantic Medical Services, Inc. 9,800                              572
    o MIM Corp. 83,000                                                       489
      Mylan Laboratories, Inc. 24,450                                        590
    o Nutraceutical International Corp. 55,000                               642
      Owens & Minor, Inc. 30,500                                             620
    o Oxford Health Plans, Inc. 14,700                                       595
    o Pacificare Health Systems, Inc. 10,200                                 607
    o Pediatrix Medical Group, Inc. 12,000                                   641
    o PSS World Medical, Inc. 68,500                                         638
    o Sierra Health Services, Inc. 27,300                                    636
 o(8) Sybron Dental Specialties, Inc. 29,500                                 679
    o Third Wave Technologies, Inc. 89,800                                   313
  (3) UnitedHealth Group, Inc. 14,300                                        728
    o Universal Health Services,
      Class B 13,000                                                         612
    o WellPoint Health Networks, Inc. 6,200                                  551
                                                                    ------------
                                                                          19,152
      INSURANCE 2.3%
      --------------------------------------------------------------------------
      Aetna, Inc. 10,100                                                     580

      NON-DURABLES & ENTERTAINMENT 5.1%
      --------------------------------------------------------------------------
    o Service Corp. International 133,800                                    649
    o Stewart Enterprises, Inc.,
      Class A 153,000                                                        624
                                                                    ------------
                                                                           1,273
      PRODUCER GOODS & MANUFACTURING 2.7%
      --------------------------------------------------------------------------
o(10) Fisher Scientific International, Inc. 16,500                           664

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


76  See financial notes.

HEALTH CARE FOCUS FUND

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------
Investments, at market value                                             $25,030 a
Receivables:
  Fund shares sold                                                             6
  Dividends                                                                    2
  Investments sold                                                           179
Prepaid expenses                                                    +          5
                                                                    -------------
TOTAL ASSETS                                                              25,222

LIABILITIES
---------------------------------------------------------------------------------
Cash overdraft                                                               172
Payables:
  Fund shares redeemed                                                        16
Accrued expenses                                                    +         30
                                                                    -------------
TOTAL LIABILITIES                                                            218

NET ASSETS
---------------------------------------------------------------------------------
TOTAL ASSETS                                                              25,222
TOTAL LIABILITIES                                                   -        218
                                                                    -------------
NET ASSETS                                                               $25,004

NET ASSETS BY SOURCE
Capital received from investors                                           31,244
Net realized capital losses                                               (9,105)
Net unrealized capital gains                                               2,865

NET ASSET VALUE (NAV)
                        SHARES
NET ASSETS      /       OUTSTANDING     =       NAV
$25,004                 2,967                   $8.43

  Unless stated, all numbers x 1,000.

a The fund paid $22,165 for these securities. Not counting short-term obligations and government securities, the fund paid $44,025 for securities during the report period and received $44,353 from securities it sold or that matured.

FEDERAL TAX DATA
----------------------------------------------------
PORTFOLIO COST                              $22,175

NET UNREALIZED GAINS AND LOSSES:
Gains                                        $3,366
Losses                                  +      (511)
                                          ------------
                                             $2,855
UNDISTRIBUTED EARNINGS:
Ordinary income                                 $--
Long-term capital gains                         $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                       Loss amount
  2009                                       $1,467
  2010                                        3,990
  2011                                  +     3,638
                                        ------------
                                             $9,095
RECLASSIFICATIONS:
Net investment income
  not yet distributed                            $6
Reclassified as:
Capital received from investors                 ($6)


                                                        See financial notes.  77

HEALTH CARE FOCUS FUND

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
---------------------------------------------------------------------------------
Dividends                                                                   $255
Interest                                                                       1
Securities on loan                                                  +          1
                                                                    -------------
TOTAL INVESTMENT INCOME                                                      257

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net realized losses on investments sold                                   (2,899)

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net unrealized gains on investments                                        6,783

EXPENSES
---------------------------------------------------------------------------------
Investment adviser and administrator fees                                    119 a
Transfer agent and shareholder service fees                                   55 b
Trustees' fees                                                                 5 c
Custodian fees                                                                39
Portfolio accounting fees                                                      3
Professional fees                                                             27
Registration fees                                                             13
Shareholder reports                                                           30
Other expenses                                                      +          3
                                                                    -------------
Total expenses                                                               294
Expense reduction                                                   -         66 d
                                                                    -------------
NET EXPENSES                                                                 228

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      257
NET EXPENSES                                                        -        228
                                                                    -------------
NET INVESTMENT INCOME                                                         29
NET REALIZED LOSSES                                                       (2,899) e
NET UNREALIZED GAINS                                                +      6,783 e
                                                                    -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $3,913

  Unless stated, all numbers x 1,000.

a Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $64 from the investment adviser (CSIM) and $1 from the transfer agent and shareholder service agent (Schwab). In addition, the total expense reimbursed by the investment adviser was $1. It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 1.10% of average daily net assets. Prior to March 1, 2003, this limit was 0.89%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $3,884.


78  See financial notes.

HEALTH CARE FOCUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/02-10/31/03    11/1/01-10/31/02
Net investment income                                   $29                 $69
Net realized losses                                  (2,899)             (3,607)
Net unrealized gains or losses             +          6,783              (3,051)
                                           -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                       3,913              (6,589)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                    $99                 $19 a, b

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                   11/1/02-10/31/03          11/1/01-10/31/02
                                 SHARES        VALUE       SHARES         VALUE
Shares sold                         612       $4,654          640        $5,425
Shares reinvested                    13           90            2            17
Shares redeemed              +     (672)      (5,019)      (1,184)       (9,378) c
                             ---------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                      (47)       ($275)        (542)      ($3,936)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                   11/1/02-10/31/03          11/1/01-10/31/02
                                 SHARES   NET ASSETS       SHARES    NET ASSETS
Beginning of period               3,014      $21,465        3,556       $32,009
Total increase
or decrease                  +      (47)       3,539         (542)      (10,544) d
                             ---------------------------------------------------
END OF PERIOD                     2,967      $25,004        3,014       $21,465 e

  Unless stated, all numbers x 1,000.

a UNAUDITED
  For corporations, 100% of the fund's dividends for the report period qualify for the dividends-received deduction.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD:
  Ordinary Income             $99
  Long-term capital gains     $--

  PRIOR PERIOD:
  Ordinary Income             $19
  Long-term capital gains     $--

c The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD               $5
  PRIOR PERIOD                 $7

  Dollar amounts are net of the redemption proceeds.

d Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes distributable net investment income in the amount of $-- and $64 at the end of the current period and prior period, respectively.


                                                        See financial notes.  79

TECHNOLOGY FOCUS FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                       11/1/02-      11/1/01-      11/1/00-      7/3/00 1-
                                                       10/31/03      10/31/02      10/31/01      10/31/00
----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   2.90          3.86          8.52         10.00
                                                       ---------------------------------------------------------------
Income or loss from investment operations:
   Net investment loss                                  (0.02)        (0.02)        (0.03)        (0.02)
   Net realized and unrealized gains or losses           1.44         (0.94)        (4.63)        (1.46)
                                                       ---------------------------------------------------------------
   Total income or loss from investment operations       1.42         (0.96)        (4.66)        (1.48)
                                                       ---------------------------------------------------------------
Net asset value at end of period                         4.32          2.90          3.86          8.52
                                                       ---------------------------------------------------------------
Total return (%)                                        48.97        (24.87)       (54.69)       (14.80) 2

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                1.04          0.89          0.89          0.89 3
   Gross operating expenses                              1.25          1.15          1.16          1.52 3
   Net investment loss                                  (0.65)        (0.57)        (0.65)        (0.63) 3
Portfolio turnover rate                                   165           117           120            37 2
Net assets, end of period ($ x 1,000,000)                  43            26            39            48

1 Commencement of operations.

2 Not annualized.

3 Annualized.


80 See financial notes.

TECHNOLOGY FOCUS FUND

PORTFOLIO HOLDINGS as of October 31, 2003

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

                                                        COST        MARKET VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
100.0%        COMMON STOCK                              36,335           43,019

  0.3%        SHORT-TERM
              INVESTMENT                                   152              152
--------------------------------------------------------------------------------
100.3%        TOTAL INVESTMENTS                         36,487           43,171

  1.8%        COLLATERAL INVESTED FOR
              SECURITIES ON LOAN                           770              770

 (2.1)%       OTHER ASSETS AND
              LIABILITIES, NET                                             (905)
--------------------------------------------------------------------------------
100.0%        TOTAL NET ASSETS                                           43,036

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK  100.0% of net assets

      AEROSPACE / DEFENSE 5.5%
      --------------------------------------------------------------------------
      Lockheed Martin Corp.  14,900                                          692
      Rockwell Collins, Inc.  30,400                                         834
      United Technologies Corp.  9,700                                       822
                                                                     -----------
                                                                           2,348

      BUSINESS MACHINES & SOFTWARE 17.5%
      --------------------------------------------------------------------------
  (9) Adobe Systems, Inc.  19,900                                            872
    o Artesyn Technologies, Inc.  68,000                                     560
 o(3) Cisco Systems, Inc.  47,260                                            992
    o Digi International, Inc.  57,000                                       524
    o Intergraph Corp.  30,000                                               782
    o Lexmark International, Inc.,
      Class A  11,600                                                        854
    o Oracle Corp.  57,148                                                   683
    o Storage Technology Corp.  25,000                                       602
 o(7) Sybase, Inc.  50,400                                                   902
    o Xerox Corp.  73,300                                                    770
                                                                     -----------
                                                                           7,541

      BUSINESS SERVICES 31.0%
      --------------------------------------------------------------------------
    o Akamai Technologies, Inc.  98,000                                      774
    o Amdocs Ltd.  26,000                                                    558
    o Ariba, Inc.  109,800                                                   357
    o Centra Software, Inc.  37,000                                          107
 o(5) Citrix Systems, Inc.  36,300                                           917
    o Concord EFS, Inc.  25,000                                              267
    o CSG Systems
      International, Inc.  43,500                                            500
    o Digital Impact, Inc.  80,000                                           232
 o(2) Epicor Software Corp.  100,000                                       1,011
      Factset Research Systems, Inc.  14,000                                 611
    o Forrester Research, Inc.  21,000                                       358
    o Gartner, Inc., Class B  30,000                                         366
    o infoUSA, Inc.  64,000                                                  525
    o Intuit, Inc.  14,600                                                   730
    o Macrovision Corp.  30,000                                              659
    o Mobius Management
      Systems, Inc.  19,000                                                  245
    o MRO Software, Inc.  35,900                                             454
    o Progress Software Corp.  28,000                                        618
      SS&C Technologies, Inc.  33,000                                        726
    o Sycamore Networks, Inc.  138,000                                       690
    o SYKES Enterprises, Inc.  42,500                                        396
    o Synopsys, Inc.  26,000                                                 825
 o(1) Transaction Systems Architects, Inc.,
      Class A  70,000                                                      1,400
                                                                     -----------
                                                                          13,326

      ELECTRONICS 34.7%
      --------------------------------------------------------------------------
    o Amkor Technology, Inc.  33,900                                         639
 o(4) Atmel Corp.  171,400                                                   967
 o(8) Benchmark Electronics, Inc.  18,000                                    877
    o Checkpoint Systems, Inc.  44,400                                       836
    o Computer Network
      Technology Corp.  25,000                                               247
    o Comtech Telecommunications  24,500                                     722
    o Gerber Scientific, Inc.  30,000                                        237
    o GlobespanVirata, Inc.  80,000                                          493
    o Hutchinson Technology, Inc.  18,000                                    603
  (6) Intel Corp.  27,660                                                    914
    o Komag, Inc.  40,000                                                    754


                                                         See financial notes. 81

TECHNOLOGY FOCUS FUND

PORTFOLIO HOLDINGS continued

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Littelfuse, Inc.  10,000                                               266
    o LSI Logic Corp.  42,300                                                391
    o Mattson Technology, Inc.  59,000                                       838
      MTS Systems Corp.  20,000                                              352
    o National Semiconductor Corp.  7,500                                    305
    o ON Semiconductor Corp.  145,000                                        623
      PerkinElmer, Inc.  38,600                                              695
    o Plantronics, Inc.  30,000                                              834
    o QuickLogic Corp.  32,000                                               162
    o Radisys Corp.  36,000                                                  704
    o Rofin-Sinar Technologies, Inc.  30,000                                 713
      Scientific-Atlanta, Inc.  25,000                                       740
    o Solectron Corp.  100,000                                               554
    o Tekelec  30,000                                                        483
                                                                     -----------
                                                                          14,949

      HEALTHCARE / DRUGS & MEDICINE 0.3%
      --------------------------------------------------------------------------
    o Allscripts Healthcare
      Solutions, Inc.  23,000                                                119

      MEDIA 1.0%
      --------------------------------------------------------------------------
    o CNET Networks, Inc.  30,000                                            244
    o Raindance
      Communications, Inc.  60,000                                           175
                                                                     -----------
                                                                             419

      PRODUCER GOODS & MANUFACTURING 5.9%
      --------------------------------------------------------------------------
      Ametek, Inc. 16,400                                                    772
    o Catalyst Semiconductor, Inc.  60,000                                   434
    o Compucom Systems, Inc.  115,000                                        587
    o Safeguard Scientifics, Inc.  125,000                                   476
    o Tyler Technologies, Inc.  35,000                                       277
                                                                     -----------
                                                                           2,546

      TELEPHONE 4.1%
      --------------------------------------------------------------------------
o(10) Avaya, Inc.  67,100                                                    868
    o Ditech Communications Corp.  50,000                                    528
    o Inet Technologies, Inc.  15,000                                        202
    o Net2Phone, Inc.  30,000                                                173
                                                                     -----------
                                                                           1,771

      SECURITY                                      FACE VALUE       MKT. VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
      SHORT-TERM INVESTMENT
      0.3% of net assets

      Bank of America, London
      Time Deposit
         0.50%, 11/01/03                               152                 152

      END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

      SECURITY AND NUMBER OF SHARES
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      1.8% of net assets

      OTHER INVESTMENT COMPANIES
      --------------------------------------------------------------------------
      Securities Lending Investment
      Fund  769,500                                                          770

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.


82 See financial notes.

TECHNOLOGY FOCUS FUND

Statement of
ASSETS AND LIABILITIES
As of October 31, 2003. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value
   (including $743 of securities on loan)                             $43,171 a
Collateral held for securities on loan                                    770
Receivables:
   Fund shares sold                                                        56
   Dividends                                                                3
   Investments sold                                                       354
Prepaid expenses                                                   +        6
                                                                   -----------
TOTAL ASSETS                                                           44,360

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                    770
Payables:
   Fund shares redeemed                                                    11
   Investments bought                                                     506
Accrued expenses                                                   +       37
                                                                   -----------
TOTAL LIABILITIES                                                       1,324

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                           44,360
TOTAL LIABILITIES                                                  -    1,324
                                                                   -----------
NET ASSETS                                                            $43,036

NET ASSETS BY SOURCE
Capital received from investors                                        80,152
Net realized capital losses                                           (43,800)
Net unrealized capital gains                                            6,684

NET ASSET VALUE (NAV)
                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$43,036          9,963             $4.32

  Unless stated, all numbers x 1,000.

a The fund paid $36,487 for these securities. Not counting short-term obligations and government securities, the fund paid $54,557 for securities during the report period and received $50,510 from securities it sold or that matured.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                              $36,588

NET UNREALIZED GAINS AND LOSSES:
Gains                                        $8,091
Losses                                   +   (1,508)
                                         ----------
                                             $6,583
UNDISTRIBUTED EARNINGS:
Ordinary income                                 $--
Long-term capital gains                         $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                       Loss amount
   2008                                        $723
   2009                                      18,131
   2010                                      18,148
   2011                                  +    6,697
                                         ----------
                                            $43,699
RECLASSIFICATIONS:
Net investment income
   not yet distributed                         $200
Reclassified as:
Capital received from investors               ($200)


                                                         See financial notes. 83

TECHNOLOGY FOCUS FUND

Statement of
OPERATIONS
For November 1, 2002 through October 31, 2003. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                                $117
Interest                                                                    1
Securities on loan                                                  +       1
                                                                    ----------
TOTAL INVESTMENT INCOME                                                   119

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                                (3,310)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                    16,615

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                 165 a
Transfer agent and shareholder service fees                                77 b
Trustees' fees                                                              5 c
Custodian fees                                                             56
Portfolio accounting fees                                                   4
Professional fees                                                          27
Registration fees                                                          13
Shareholder reports                                                        32
Other expenses                                                      +       4
                                                                    ----------
Total expenses                                                            383
Expense reduction                                                   -      64 d
                                                                    ----------
NET EXPENSES                                                              319

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   119
NET EXPENSES                                                        -     319
                                                                    ----------
NET INVESTMENT LOSS                                                      (200)
NET REALIZED LOSSES                                                    (3,310) e
NET UNREALIZED GAINS                                                +  16,615 e
                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $13,105

  Unless stated, all numbers x 1,000.

a Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $62 from the investment adviser (CSIM) and $2 from the transfer agent and shareholder service agent (Schwab). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 1.10% of average daily net assets. Prior to March 1, 2003, this limit was 0.89%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $13,305.


84 See financial notes.

TECHNOLOGY FOCUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
---------------------------------------------------------------------------
                                      11/1/02-10/31/03    11/1/01-10/31/02

Net investment loss                              ($200)              ($211)
Net realized losses                             (3,310)            (14,163)
Net unrealized gains                  +         16,615               4,018
                                      -------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                $13,105            ($10,356)

TRANSACTIONS IN FUND SHARES
----------------------------------------------------------------------------
                            11/1/02-10/31/03           11/1/01-10/31/02
                         SHARES           VALUE      SHARES           VALUE
Shares sold               3,313         $11,831       2,770         $10,781
Shares redeemed      +   (2,226)         (7,601)     (3,948)        (13,544) a
                     -------------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES            1,087          $4,230      (1,178)        ($2,763)

SHARES OUTSTANDING AND NET ASSETS
----------------------------------------------------------------------------
                            11/1/02-10/31/03           11/1/01-10/31/02
                         SHARES      NET ASSETS      SHARES      NET ASSETS
Beginning of period       8,876         $25,701      10,054         $38,820
Total increase or
decrease             +    1,087          17,335      (1,178)        (13,119) b
                     -------------------------------------------------------
END OF PERIOD             9,963         $43,036       8,876         $25,701 c

  Unless stated, all numbers x 1,000.

a The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD            $17
  PRIOR PERIOD              $15

  Dollar amounts are net of the redemption proceeds.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c There is no distributable net investment income at the end of the current period and prior period, respectively.


                                                         See financial notes. 85

FUNDS USING SCHWAB EQUITY RATINGS(TM)

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

BOTH SCHWAB DIVIDEND EQUITY FUND(TM) AND SCHWAB SMALL-CAP EQUITY FUND(TM) OFFER TWO SHARE CLASSES: Investor Shares and Select Shares(R). Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Core Equity Fund(TM), Schwab Hedged Equity Fund(TM), Communications Focus Fund, Financial Services Focus Fund, HealthCare Focus Fund and Technology Focus Fund each offer one share class.

Shares are bought and sold at net asset value (NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST organized May 7, 1993
   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund(R)
   Schwab Total Stock Market Index Fund(R)
   Schwab International Index Fund(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Core Equity Fund(TM)
   Schwab Dividend Equity Fund(TM)
   Schwab Small-Cap Equity Fund(TM)
   Schwab Hedged Equity Fund(TM)
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund

FUNDS USING SCHWAB EQUITY RATINGS(TM)

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE SCHWAB HEDGED EQUITY FUND(TM) MAY SELL SECURITIES SHORT (SELL SECURITIES IT DOES NOT OWN). When it does so, the fund also places assets worth at least 100% of the value of the short securities into a segregated account, as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statements of Assets and Liabilities.

THE COMMUNICATIONS FOCUS FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES."Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counter-parties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. The funds may make direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and

FUNDS USING SCHWAB EQUITY RATINGS(TM)

lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/ OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB.Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                 AMOUNT                                WEIGHTED
                               OUTSTANDING           AVERAGE           AVERAGE
                               AT 10/31/03          BORROWING*         INTEREST
FUND                           ($ x 1,000)         ($ x 1,000)         RATE* (%)
--------------------------------------------------------------------------------
SCHWAB CORE
EQUITY FUND(TM)                     --                 481               1.39
--------------------------------------------------------------------------------
SCHWAB HEDGED
EQUITY FUND(TM)                     --                 313               1.62
--------------------------------------------------------------------------------
COMMUNICATIONS
FOCUS FUND                          --                  47               1.63
--------------------------------------------------------------------------------
FINANCIAL SERVICES
FOCUS FUND                          40                  52               1.63
--------------------------------------------------------------------------------
HEALTH CARE FOCUS FUND             172                  46               1.65
--------------------------------------------------------------------------------
TECHNOLOGY FOCUS FUND               --                  73               1.67
--------------------------------------------------------------------------------

* Based on the number of days for which the borrowing is outstanding.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments for net operating losses and losses on wash sales.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

FUNDS USING SCHWAB EQUITY RATINGS(TM)

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF THE SCHWAB HEDGED EQUITY FUND(TM) SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Communications Focus Fund
Financial Services Focus Fund
Health Care Focus Fund
Technology Focus Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Communications Focus Fund, Financial Services Focus Fund, Health Care Focus Fund and Technology Focus Fund (eight of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the "funds") at October 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 12, 2003

FUNDS USING SCHWAB EQUITY RATINGS(TM)

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote.1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds (of which there were 49 as of 10/31/03) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                           TRUST POSITION(S);
NAME AND BIRTHDATE         TRUSTEE SINCE                        MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2        Chair, Trustee:                      Chair, Director, The Charles Schwab Corp.; CEO, Director, Schwab
7/29/37                    Family of Funds, 1989;               Holdings, Inc.; Chair, Director, Charles Schwab & Co., Inc.; Charles
                           Investments, 1991;                   Schwab Investment Management, Inc.; Chair, Charles Schwab
                           Capital Trust, 1993;                 Holdings, Inc. I, Schwab International Holdings, Inc.; Director,
                           Annuity Portfolios, 1994.            U.S. Trust Corp., United States Trust Co. of New York, The Gap, Inc.
                                                                (clothing retailer), Siebel Systems (software); Trustee, Stanford
                                                                University. Until 6/03: Director, Xsign, Inc. (electronic payment systems). Until 5/03: Co-Chair, The Charles Schwab Corporation.
                                                                Until 5/02: Director, Vodafone AirTouch PLC (telecom). Until 3/02:
                                                                Director, Audiobase, Inc. (Internet audio solutions). Until 7/01:
                                                                Director, The Charles Schwab Trust Company. Until 1/99: Director,
                                                                Schwab Retirement Plan Services, Inc., Mayer & Schweitzer, Inc.
                                                                (securities brokerage subsidiary of The Charles Schwab Corp.),
                                                                Performance Technologies, Inc. (technology), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

FUNDS USING SCHWAB EQUITY RATINGS(TM)

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE         TRUSTEE SINCE                        MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1           Trustee:2003                         Vice Chair, EVP, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                    (all trusts)                         Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                                Corporation. Director, Wal-Mart Stores, eBay, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1         Trustee: 2002                        EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                    (all trusts).                        Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE         TRUST OFFICE(S) HELD                 MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK            President, CEO                       President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                    (all trusts).                        EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                                Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                                9/02: President, CIO, American Century Investment Management;
                                                                Director, American Century Cos., Inc. Until 6/01: CIO, Fixed Income,
                                                                American Century Cos., Inc. Until 1997: SVP, Director, Fixed Income
                                                                and Quantitative Equity Portfolio Management, Twentieth Century
                                                                Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG              Treasurer, Principal                 SVP, CFO, Charles Schwab Investment Management, Inc.; VP,
3/7/51                     Financial Officer                    The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                           (all trusts).                        Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD            SVP, Chief Investment                SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                     Officer                              Management, Inc.; CIO, The Charles Schwab Trust Co.
                           (all trusts).
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON             Secretary                            SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                    (all trusts).                        Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                                U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

FUNDS USING SCHWAB EQUITY RATINGS(TM)

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE         TRUSTEE SINCE                        MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER         2000 (all trusts).                   Chair, JDN Corp. Advisory LLC; Trustee, Stanford University,
8/13/60                                                         Director, America First Cos., (venture capital/fund management),
                                                                Redwood Trust, Inc.(mortgage finance), Stanford Hospitals and
                                                                Clinics, SRI International (research), PMI Group, Inc. (mortgage insurance), Lucile Packard Children's Hospital. 2001: Special
                                                                Advisor to the President, Stanford University. Until 2002: Director,
                                                                LookSmart,Ltd.(Internet infrastructure).  Until 2001: VP, Business
                                                                Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD          Family of Funds, 1989;               CEO, Dorward & Associates (management, marketing and
9/23/31                    Investments, 1991;                   communications consulting). Until 1999: EVP, Managing Director,
                           Capital Trust, 1993;                 Grey Advertising.
                           Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER          2000 (all trusts).                   Co-CEO, Aphton Corp. (bio-pharmaceuticals). Director, Non-Executive
11/22/41                                                        Chairman, Solectron Corp. (manufacturing), Airlease Ltd. (aircraft leasing), Mission West Properties (commercial real estate), Stratex
                                                                Networks (telecommunications); Public Governor, Member, executive committee, Pacific Stock & Options Exchange. Director, Digital
                                                                Microwave Corp. (network equipment). Until 1998: Dean, Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES           Family of Funds, 1989;               Chair, CEO, Director, Semloh Financial, Inc. (international
5/15/31                    Investments, 1991;                   financial services and investment advice).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH            2000 (all trusts).                   Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                         Director, Pennzoil-Quaker State Co. (oil and gas), Rorento N.V.
                                                                (investments -- Netherlands), Cooper Industries (electrical products); Member, audit committee, Northern Border Partners, L.P.
                                                                (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS         Family of Funds, 1989;               Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                    Investments, 1991;                   Chair, CEO, North American Trust (real estate investments).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY          Family of Funds, 1989;               Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                    Investments, 1991;                   investments).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.

FUNDS USING SCHWAB EQUITY RATINGS(TM)

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies.

Actively managed funds include multi-manager stock funds, a fund that uses long-short strategies, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
      Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104


DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2003 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG26298

Item 2: Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 10(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

         Registrant's Board of Trustees has determined that Registrant has three "audit committee financial experts," as such term is defined in Item 3 of Form N-CSR, serving on its audit committee, including William A. Hasler, Mariann Byerwalter and Donald R. Stephens. Each of these members of Registrant's audit committee is "independent" under the standards set forth in Item 3 of Form N-CSR.

         The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of the Registrant's audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of the Registrant's audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Not applicable.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: [Reserved].

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: [Reserved].

Item 9: Controls and Procedures.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Randall W. Merk and Registrant's Principal Financial Officer, Tai-Chin Tung, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of this annual report), there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 10: Exhibits.

(a) (1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

    (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Schwab Capital Trust
              ---------------------

By: /s/ Randall W. Merk
    ------------------------------
         Randall W. Merk
         Chief Executive Officer

Date: December 15, 2003
      -----------------

Pursuant to the requirements of the
Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this
report has been signed below by the
following persons on behalf of the
registrant and in the capacities and on
the dates indicated.

By: /s/ Randall W. Merk
    --------------------------------
         Randall W. Merk
         Chief Executive Officer

Date: December 15, 2003
      -----------------


By: /s/ Tai-Chin Tung
    --------------------------------
         Tai-Chin Tung
         Principal Financial Officer

Date: December 15, 2003
      -----------------